UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08918

HC Capital Trust

(Exact name of Registrant as specified in charter)

Five Tower Bridge, 300 Barr Harbor Drive, 5th Floor, West Conshohocken, PA 19428

(Address of principal executive offices)     (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-242-9596

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Reports to Stockholders.

Annual Report

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

The Real Estate Securities Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The Short-Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond Portfolio

The Intermediate Term Municipal Bond II Portfolio

June 30, 2018

June 30, 2018

We are pleased to present the June 30, 2018 Annual Report for the HC Capital Trust (the “Trust”).

The Trust is an open-end management investment company. As of June 30, 2018, the Trust consisted of twenty-two separate investment portfolios (the “Portfolios”). Day-to-day portfolio management services are provided to each of the Trust’s Portfolios by one or more independent money management organizations (“Specialist Managers”). Each Specialist Manager is subject to the supervision of HC Capital Solutions, an operating division of Hirtle Callaghan & Co., LLC, which serves as the Trust’s primary investment adviser and to the general oversight of the Trust’s Board of Trustees.

The Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Institutional Value Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of large companies with relatively low price-earnings ratios and high dividend yields.

The Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Institutional Growth Equity Portfolio, seeks capital appreciation by investing in a diversified portfolio of equity securities of large and mid-capitalization companies with superior prospects for earnings growth.

The Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small and mid-capitalization companies.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio, seeks long-term capital appreciation by investing in a diversified portfolio of equity securities of small and mid-capitalization companies.

The Real Estate Securities Portfolio, seeks to provide a total return consisting of both capital appreciation and current income by managing securities issued by real-estate related companies.

The Commodity Returns Strategy Portfolio, presented as Consolidated, seeks capital appreciation by investing in a diversified portfolio of commodity-related instruments.

The ESG Growth Portfolio, seeks to maximize total return subject to emphasizing environmental, social and governance (“ESG”) focused investments.

The Catholic SRI Growth Portfolio, seeks to maximize total return integrating a range of social and moral concerns into its security selection process.

The International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Institutional International Equity Portfolio, seeks total return by investing in a diversified portfolio of equity securities of companies based in countries other than the United States of America.

The Emerging Markets Portfolio, seeks total return, primarily through capital appreciation, by investing in a diversified portfolio of securities issued by companies domiciled, or doing a substantial portion of their business, in countries with a developing or emerging economy or securities market.

The Core Fixed Income Portfolio, seeks current income, consistent with the preservation of capital, by investing in a diversified portfolio of debt securities, including U.S. and non-U.S. government securities, corporate debt securities, and asset-backed issues.

The Fixed Income Opportunity Portfolio, seeks to achieve above-average total return by investing in high yield securities (commonly referred to as “junk bonds”).

The U.S. Government Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of U.S. Treasury and government related fixed income securities.

The Inflation Protected Securities Portfolio, seeks to provide inflation protection and income consistent with investment in inflation-indexed securities.

The U.S. Corporate Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of investment grade fixed income securities issued by U.S. corporations.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, seeks to provide a moderate and sustainable level of current income, consistent with the preservation of capital by investing primarily in a diversified portfolio of publicly issued mortgage and asset backed securities.

The Short-Term Municipal Bond Portfolio, seeks current income exempt from Federal income tax, consistent with preservation of capital, by investing primarily in securities issued by municipalities and related securities.

The Intermediate Term Municipal Bond Portfolio, seeks current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

The Intermediate Term Municipal Bond II Portfolio, seeks current income, consistent with the preservation of capital, exempt from Federal income tax by investing in securities issued by municipalities and related entities.

HC CAPITAL TRUST	Annual Report

June 30, 2018

Fiscal Year 2018 Summary

General Market

(Unaudited — June 30, 2018)

The Portfolios of the HC Capital Trust provide clients with diversified exposure to multiple asset classes (for both taxable and institutional investors). The Portfolios diversify, where appropriate, across multiple managers and strategies. The Portfolios enable the construction of custom asset allocation portfolios that best meet clients’ overall investment policies and objectives. Depending upon the objective, each Portfolio will generally seek to deliver performance that exceeds, or is in-line with, the benchmark for the Portfolio as well as a peer universe of mutual funds with similar investment strategies.

Financial markets experienced a dramatic upswing in the first part of the Fiscal Year as risk assets rose strongly (The MSCI All-Country World Index rose 18.86%). The rally stemmed from a recovery of economic growth prospects across the developed and emerging economies that coincided with improving expectations for corporate profits. The U.S. Economy benefitted from the Administration’s fiscal stimulus enacted in December 2017 as well as a continued measured normalization of policy rates. U.S. unemployment has fallen to 4.0% and inflation expectations accelerated modestly to about 2.00%. Given the achievement of those policy mandates, the U.S. Federal Reserve continued to raise interest rates from emergency levels that have persisted since the Global Financial Crisis in 2008. Despite structural and demographic challenges to growth, Europe and Japan have benefitted from a sustained monetary stimulus and cyclical upturns in manufacturing and trade. Because Non-U.S. Developed Markets have recovered so weakly to date, the cyclical recovery prospects are positive. The slack in the labor market, pent up consumer demand and delayed investment mean that those markets have a substantial gap versus potential as compared to the U.S. China’s policy of reining in non-bank credit tempered growth in China. Although concerns remain about the rapid expansion of credit and mal-investment, Chinese authorities have shown a willingness and ability to rationalize and reform while compensating for misallocation of credit. As world-wide growth improved, energy prices recovered. OPEC’s output restrictions and capital restraint among U.S. on-shore shale producers worked excess inventories downwards. West Texas Intermediate Crude spot price traded from approximately $45/barrel at the beginning of the fiscal year to $70/barrel by year-end. In the second half of the year, financial markets began to discount a moderately faster pace of Fed tightening. In addition, the U.S. Administration’s trade agenda dampened risk sentiment severely.

The improved outlook for economic activity and the Federal Reserve’s normalization of money market rates led to a continuing rise in U.S. short rates. However, market’s inflation expectations at longer horizons remain fixed, leading to a flattening of the U.S. Treasury yield curve. The U.S. 10-year Treasury yield barely rose from 2.30% to 2.86% while the U.S. 1-month maturity Treasury bill sold off from 0.85% to 2.30%. Corporate spreads widened modestly from 110 basis points to 120 basis points for U.S. Investment Grade Credit.

U.S. equities appreciated strongly over the twelve months ended June 30, 2018 (14.37% for the S&P 500). Growth outperformed Value stocks (Russell 1000® Growth Index 22.51% versus Russell 1000® Value Index 6.77%). International developed market equities rose 6.11% in local currency terms (MSCI EAFE) and 6.84% in U.S. Dollar terms. The MSCI Emerging Markets index led the developed markets, rising 8.2% in U.S. Dollar terms. The U.S. 10-year Treasury yield rose from 2.30% to 2.86% over the year. Rising yields led the US Investment Grade Bond market to a slight loss for the year (Bloomberg Barclays U.S. Aggregate Bond Index –0.40%).

Each of the Portfolios provided results consistent with their stated objectives over the fiscal year ended June 30, 2018. The performance of each Portfolio is listed in the table below and detailed summaries of the objectives, managers, and results are contained in the subsequent sections.

HC Capital Trust Portfolios	Fiscal Year 2018 Return
The Value Equity Portfolio	9.11%	(a)
Russell 1000® Value Index[1]	6.77%
The Institutional Value Equity Portfolio	8.35%	(a)
Russell 1000® Value Index[1]	6.77%
The Growth Equity Portfolio	19.12%	(a)
Russell 1000® Growth Index[1]	22.51%
The Institutional Growth Equity Portfolio	18.97%	(a)
Russell 1000® Growth Index[1]	22.51%
The Small Capitalization–Mid Capitalization Equity Portfolio	17.42%	(a)
Russell 2000® Index[1]	17.57%
The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	18.11%	(a)
Russell 2000® Index[1]	17.57%
The Real Estate Securities Portfolio	3.20%
Dow-Jones U.S. Select Real Estate Securities Index[2]	4.23%
The Commodity Returns Strategy Portfolio	18.61%	(a)
Bloomberg Commodity Index[3]	7.35%
HC Commodities Benchmark[4]	15.70%
The ESG Growth Portfolio	10.16%	(a)
MSCI World Index[5]	11.70%
The Catholic SRI Growth Portfolio	11.23%	(a)
MSCI World Index[5]	11.70%
The International Equity Portfolio	5.60%	(a)
MSCI EAFE Index[6]	7.37%
The Institutional International Equity Portfolio	5.77%	(a)
MSCI EAFE Index[6]	7.37%
The Emerging Markets Portfolio	1.34%	(a)
MSCI EM Index[7]	8.59%
The Core Fixed Income Portfolio	-0.85%	(a)
Bloomberg Barclays U.S. Aggregate Bond Index[8]	-0.40%
The Fixed Income Opportunity Portfolio	4.06%	(a)
Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index[9]	1.80%
The U.S. Government Fixed Income Securities Portfolio	-0.79%
Bloomberg Barclays U.S. Government Bond Index[10]	-0.63%
The Inflation Protected Securities Portfolio	1.83%	(a)
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index[11]	2.11%
The U.S. Corporate Fixed Income Securities Portfolio	-1.21%
Bloomberg Barclays U.S. Corporate Index[12]	-0.83%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	-0.20%
Bloomberg Barclays U.S. Securitized Index[13]	0.13%
The Short-Term Municipal Bond Portfolio	0.34%
BofA Merrill Lynch 1-3 Year Municipal Index[14]	0.72%
The Intermediate Term Municipal Bond Portfolio	0.13%	(a)
Bloomberg Barclays 3-15 Year Blend Muni Index[15]	1.02%
The Intermediate Term Municipal Bond II Portfolio	0.07%	(a)
Bloomberg Barclays 5-Year General Obligation Muni Index[16]	0.18%

In reviewing the table above and the remainder of this report, note that past performance does not guarantee future results. The remainder of this report contains more specific details about the performance, strategy and managers in each of the portfolios.

(a)	The return shown is that of HC Strategic Shares and has not been adjusted to reflect HC Advisors Shares expenses, which may be higher.

[1]

Each of the Russell indices is a market cap-weighted index of common stocks domiciled in the U.S. Unlike the S&P 500 Stock Index however, the basket of securities included in the various Russell indices is reconstituted each year. The Russell 3000® Index is constructed by ranking U.S. common stocks from largest to smallest market capitalization, and including in the index the top 3,000 stocks. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks are included in the Russell 2000® Index. The Russell 1000® Growth Index is designed to measure the performance of those companies included in the Russell 1000 Index that have relatively higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value® Index is designed to measure the performance of those companies included in the Russell 1000® Index that have relatively lower price-to-book ratios and lower forecasted growth values.

[2]

The Dow-Jones U.S. Select Real Estate Securities Index is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trusts (“REITs”) and Real Estate Operating Companies (“REOCs”). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991.

[3]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components).

[4]

The HC Commodities Benchmark is comprised 50% of the Bloomberg Commodity Index and 50% of the MSCI ACWI Commodity Producers Index. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity produces in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid and large cap securities across 24 Developed Markets (DM) and 21 Emerging Markets (EM) countries. All index constituents are categorized in one of twelve sub industries according to the Global Industry Classification Standard (GICS), including: integrated oil & gas, oil & gas exploration & production, gold, steel, aluminum, precious metals & minerals, agricultural products, paper products, and forest products.

[5]

The MSCI World Index is a broad global equity benchmark that represents lard and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country and does not offer exposure to emerging markets. As of June 30, 2018, the MSCI World Index consisted of the following 23 development markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

[6]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding Canada and the United States. As of June 2018, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

[7]

The MSCI Emerging Markets Index (“MSCI EM Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2018, the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

[8]	The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index that includes more than 5,000 taxable government, investment-grade corporate and mortgage backed securities.

[9]	The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is an unmanaged index designed to mirror the investable universe of the U.S. dollar denominated high yield debt market.

[10]	The Bloomberg Barclays U.S. Government Index is a broad-based index that represents the general performance of U.S. Treasury and U.S. Government agency and debt securities.

[11]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index consists of Inflation-Protection securities issued by the U.S. Treasury.

[12]

The Bloomberg Barclays U.S. Corporate Index is an unmanaged index that covers USD-denominated, investment-grade, fixed-rate and taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements.

[13]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[14]

The Bank of America (“BofA”) Merrill Lynch 1-3 Year Municipal Index is an equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment-grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years.

[15]	The Bloomberg Barclays 3-15 Year Blend Muni Index is an index composed of tax-exempt bonds with maturities ranging between 2 and 17 years.

[16]

The Bloomberg Barclays 5-Year General Obligations Muni Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

The Value Equity Portfolio

The Institutional Value Equity Portfolio

(Unaudited)

The Value Equity Portfolio, which was managed during the period by AllianceBernstein, L.P. (“AllianceBernstein”), Cadence Capital Management, LLC (“Cadence”), BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation) and Parametric Portfolio Associates, LLC (“Parametric”) returned 9.11% for the fiscal year compared to 6.77% for the Russell 1000® Value Index1 and 8.33% for the average manager in the Lipper2 universe of Large Cap Value Funds.

The Institutional Value Equity Portfolio, which was managed during the period by AllianceBernstein, Cadence, BNY Mellon AMNA-Mellon and Parametric returned 8.35% for the fiscal year compared to 6.77% for the Russell 1000®1 Value Index and 8.33% for the average manager in the Lipper2 universe of Large Cap Value Funds.3

The Portfolios outperformed both their benchmark and their peer group over the period. The Portfolios benefited from their allocation to traditional value and yield oriented strategies employed by Cadence. The traditional value strategy tends to have higher beta relative to benchmark and tends to select stocks with price/book, price/earnings, and price/cash flow measures at a substantial discount to the overall market. The yield oriented strategy offers some relative balance sheet quality and high dividend yields.

The Portfolios’ cash positions detracted from performance as markets rose through the fiscal year. The Portfolios’ cash positions serve two purposes. First, they are intended to provide protection in the event of a market correction. Second, they allow the Portfolios to take overweight positions in more volatile strategies without increasing the Portfolios’ overall sensitivity to the market, or beta.

The Trust terminated AllianceBernstein during the second half of the fiscal year. The decision to terminate a long-standing relationship with a manager involves numerous qualitative assessments and quantitative analytics. After going through a process that involved multiple viewpoints from the Adviser’s entire investment strategy group over a period of six months and deliberating over the a number of options which involved consideration of several alternative courses and their likely returns, the Adviser concluded that the best course of action was to recommend that the Trust’s Board of Trustees terminate AllianceBernstein.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize exceptional excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 1000® Value Index measures the performance of those companies included in the Russell 1000® Stock Index with lower price-to-book ratios and lower forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]	During the fiscal year, Pacific Investment Management Company, LLC was also under contract to manage the Institutional Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Value Equity Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.23%

HC Advisors Shares 0.48%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Value Equity Portfolio from 7/18/08 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Value Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Value Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.32%

HC Advisors Shares 0.57%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

(Unaudited)

The Growth Equity Portfolio, which was managed during the period by Jennison Associates, LLC (“Jennison”), BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation), Parametric Portfolio Associates, LLC (“Parametric”) and Sustainable Growth Advisers, LP (“SGA”) returned 19.12% for the fiscal year compared to 22.51% for the Russell 1000® Growth Index1 and 22.38% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Institutional Growth Equity Portfolio, which was managed during the period by Jennison, BNY Mellon AMNA-Mellon, Parametric and SGA returned 18.97% for the fiscal year compared to 22.51% for the Russell 1000® Growth Index1 and 22.38% for the average manager in the Lipper2 universe of Large Cap Growth Funds.3

The Portfolios underperformed their benchmark and peer group because of higher allocations to quality growth style strategies. Quality growth managers favor companies with quality balance sheets and high growth potential which are also reasonably priced. The resulting portfolio includes relatively large companies with dominant market positions and, frequently, multinational exposure. Over the period earnings momentum-oriented stocks posted stronger performance as investors rewarded names that delivered above average earnings growth.

The Trust terminated SGA during the second half of the fiscal year. The decision to terminate a long-standing relationship with a manager involves numerous qualitative assessments and quantitative analytics. After going through a process that involved multiple viewpoints from the Adviser’s entire investment strategy group over a period of six months and deliberating over the a number of options which involved consideration of several alternative courses and their likely returns, the Adviser concluded that the best course of action was to recommend that the Trust’s Board of Trustees terminate SGA.

Both Portfolios are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 1000® Growth Index measures the performance of those companies included in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth rates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC was also under contract to manage the Portfolios but did not have assets allocated to it. Pacific Investment Management Company, LLC was also under contract to manage the Institutional Value Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Growth Equity Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.28%

HC Advisors Shares 0.53%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Growth Equity Portfolio from 8/8/08 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 1000® Growth Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Growth Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.32%

HC Advisors Shares 0.57%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Small Capitalization–Mid Capitalization Equity Portfolio

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio

(Unaudited)

The Small Capitalization–Mid Capitalization Equity Portfolio (the “Portfolio”), which was managed during the period by Advisory Research, Inc. (“ARI”), Ariel Investments, LLC (“Ariel”), Frontier Capital Management Company, LLC (“Frontier”), BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation), Parametric Portfolio Associates, LLC (“Parametric”), Pzena Investment Management, LLC (“Pzena”) and RMB Capital Management, LLC (“RMB”), returned 17.42% for the period compared to 17.57% return for the Russell 2000®1 Index and 13.99% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Portfolio outperformed its peer group but slightly underperformed the benchmark for the period. The Portfolio was hampered by allocations to (1) a Growth at a Reasonable Price or “GARP” style managed by Frontier, and (2) a deep value micro-cap strategy managed by Ariel. The Portfolio benefited from a high growth, momentum-oriented portfolio managed by ARI.

The Institutional Small Capitalization–Mid Capitalization Equity Portfolio (the “Institutional Portfolio”), which was managed during the period by ARI, Frontier, BNY Mellon AMNA-Mellon, Parametric, Pzena and RMB returned 18.11% for the period compared to a 17.57% return for the Russell 2000®1 Index and 13.99% for the average manager in the Lipper2 universe of Small Cap Core Funds.3

The Institutional Portfolio outperformed both its peer group and the benchmark for the period. The Institutional Portfolio benefited from allocations to a high growth, momentum-oriented portfolio managed by ARI.

The performance difference between the Institutional Portfolio and the Portfolio was primarily driven by the inclusion of Ariels’s deep value style in the Small Capitalization-Mid Capitalization Equity Portfolio. Ariel uses the market’s short-term focus to uncover mispriced companies whose true value will be realized over time. Small capitalization equities outperformed their large capitalization cousins in the U.S.

The Trust terminated RMB during the second half of the fiscal year. The decision to terminate a long-standing relationship with a manager involves numerous qualitative assessments and quantitative analytics. After going through a process that involved multiple viewpoints from the Adviser’s entire investment strategy group over a period of six months and deliberating over the a number of options which involved consideration of several alternative courses and their likely returns, the Adviser concluded that the best course of action was to recommend that the Trust’s Board of Trustees terminate RMB.

Both the Portfolio and Institutional Portfolio (collectively the “Portfolios”) are diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible. As a result, it is expected that some managers and styles will be leading at times, while others are lagging and vice versa. The Portfolios expect to capitalize on this cyclicality of manager styles by reducing exposure to investment managers whose strategy and style realize extraordinary excess returns and allocating to good long-term managers whose investment strategy and style have been out of favor in the short-term.

[1]

The Russell 2000® Index measures the performance of smaller capitalization U.S. companies. The largest 1,000 stocks become the Russell 1000® Index and the next 2,000 stocks become the Russell 2000® Index. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Ariel Investments, LLC (Institutional Portfolio only) and Cadence Capital Management, LLC were also under contract to manage the Portfolios but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Small Capitalization–Mid Capitalization Equity Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.70%

HC Advisors Shares 0.95%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional Small Capitalization–Mid Capitalization Equity Portfolio from 8/15/08 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Russell 2000® Index, which represents the performance of domestically traded common stocks of small to mid-sized companies. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional Small Capitalization–Mid Capitalization Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.79%

HC Advisors Shares 1.04%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Real Estate Securities Portfolio

(Unaudited)

The Real Estate Securities Portfolio (the “Portfolio”) managed by Parametric Portfolio Associates, LLC and Wellington Management Company, LLP returned 3.20% for the year compared to 4.23% for the Dow-Jones U.S. Select Real Estate Securities Index1 and 3.18% for the average manager in the Lipper2 universe of Real Estate funds.3 The U.S. Real Estate Market underperformed many equity markets over the last twelve months as interest rates rose.

The Portfolio slightly outperformed its peer group and underperformed the benchmark for the period. The Portfolio benefited from an underweight to senior housing while multi-family REITs detracted from the Portfolio’s relative returns.

[1]

The Dow-Jones U.S. Select Real Estate Securities Index is a broad measure of the performance of publicly traded global real estate securities, such as Real Estate Investment Trust (REITs) and Real Estate Operating Companies (REOCs). The index is capitalization-weighted. The global index is an expansion of the original U.S. index, developed in 1991. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Real Estate Securities Portfolio from 5/21/09 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio. The Real Estate Securities Portfolio was redeemed in full on June 30, 2013 and recommenced operations on September 12, 2013.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Dow-Jones U.S. Select Real Estate Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Real Estate Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.76%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Commodity Returns Strategy Portfolio

(Unaudited)

The Commodity Returns Strategy Portfolio (the “Portfolio”) managed by BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation), Pacific Investment Management Company, LLC, Parametric Portfolio Associates, LLC, Vaughan Nelson Investment Management, L.P. and Wellington Management Company, LLP, returned 18.61% for the year compared to 7.35% for the Bloomberg Commodity Index1, 15.70% for the HC Commodities Benchmark2, and 15.95% for the average manager in the Lipper3 universe of Global Natural Resources Funds.4

The Portfolio outperformed the HC Commodities Benchmark, the Bloomberg Commodity Index and the peer group. The outperformance was primarily due to the Portfolio’s overweight in commodity-linked equities, which outperformed lower returns from commodity futures markets. The Portfolio holds more commodity-linked equities than futures to capture better risk/return characteristics for securities with commodity exposure.

[1]

The Bloomberg Commodity Index is a broadly diversified index that allows investors to track commodity futures through a single, simple measure. The index is designed to minimize concentration in one commodity or sector. It currently includes 22 commodity futures in six groups. No one commodity can comprise less than 2% or more than 15% of the index, and no group can represent more than 33% of the index (as of the annual re-weightings of the components). This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	The HC Commodities Benchmark is composed of 50% of the Bloomberg Commodity Index[2] and 50% of the MSCI ACWI Commodity Producers Index[5].

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]	During the fiscal year, Cadence Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Commodity Returns Strategy Portfolio from 6/8/10 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Commodity Index and the 50% Bloomberg Commodity Index & 50% MSCI ACWI Commodity Producers Index. The Dow-Jones UBS Commodity Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. The MSCI ACWI Commodity Producers Index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. An investor cannot invest directly in an index. The performance of The Commodity Returns Strategy Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.43%

HC Advisors Shares 0.68%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The ESG Growth Portfolio

(Unaudited)

The ESG Growth Portfolio (the “Portfolio”) managed by Cadence Capital Management, LLC (“Cadence”), BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation) and Parametric Portfolio Associates, LLC returned 10.16% for the year compared to 11.70% for the MSCI World Index.1

The Portfolio allocated to higher quality strategies, in both the U.S. and International Developed markets. The Portfolio had an overweight allocation to International Developed markets, a strategy managed by Cadence that prioritized high dividend paying companies with a below average price to book and quality earnings. This overweight hampered the Portfolio as the strategy underperformed on a relative basis and trailed the EAFE benchmark. The U.S. strategy, which was run by BNY Mellon AMNA-Mellon, favored companies with strong balance sheets, steady earnings growth, and low leverage. Similar to the International Developed allocation, this strategy underperformed its Russell 1000 benchmark as the U.S. market favored more momentum driven stocks. The Portfolio’s underperformance can be attributed to a combination of unfavorable style allocations, Portfolio expenses and foreign tax withholdings that are not incorporated into the benchmark returns.

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible.2 As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to capitalize on this cyclicality of styles by reducing exposure to strategies and styles that realize extraordinary excess returns and allocating to strategies and styles that have been out of favor in the short-term.

The Portfolio requires that the underlying managers integrate Environmental, Social and Governance (“ESG”) criteria in their investment selection. Both Cadence and BNY Mellon AMNA-Mellon use third party ESG data, to better understand the environmental, social and governance risks and opportunities, when making investment decisions.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The ESG Growth Portfolio from 7/14/15 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The ESG Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.37%

HC Advisors Shares 0.62%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Catholic SRI Growth Portfolio

(Unaudited)

The Catholic SRI Growth Portfolio (the “Portfolio”) managed by Cadence Capital Management, LLC (“Cadence”) and BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation) returned 11.23% for the year compared to 11.70% for the MSCI World Index.1

The Portfolio allocated to higher quality strategies, in both the U.S. and International Developed markets. The Portfolio had an overweight allocation to International Developed markets, a strategy managed by Cadence that prioritized high dividend paying companies with a below average price to book and quality earnings. This overweight hampered the Portfolio as the strategy underperformed on a relative basis. The U.S. strategy, which was run by BNY Mellon AMNA-Mellon, favored companies with strong balance sheets, steady earnings growth, and low leverage. This strategy outperformed its Russell 1000 benchmark as the U.S. market favored firms with high quality earnings. The U.S. Catholic SRI strategy is constructed in a similar manner as the U.S. ESG strategy but contains additional Catholic SRI constraints which causes firms within specific industries to be screened out. This can result in a slightly different sectoral composition which can lead to return differential between the two strategies overtime. The overall portfolio slightly underperformed the benchmark as the outperformance in the U.S. market was offset by the underperformance in the International Developed markets

The Portfolio is diversified across multiple managers and strategies to ensure proper portfolio diversification, with the goal of providing superior long-term returns in as stable and consistent a manner as possible.2 As a result, it is expected that some styles will be leading at times, while others are lagging and vice versa. The Portfolio expects to capitalize on this cyclicality of styles by reducing exposure to strategies and styles that realize extraordinary excess returns and allocating to strategies and styles that have been out of favor in the short-term.

The Portfolio requires that the underlying managers integrate Catholic values in their investment selections, which include a combination of negative and positive screens. Both Cadence and BNY Mellon AMNA-Mellon use third party data to implement the positive and negative screens in the Portfolio.

[1]

The MSCI World Index is an unmanaged index that is designed to capture large and mid-cap representation across 23 developed markets countries. The Index covers approximately 85% of the free float-adjusted market capitalization in each of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	During the fiscal year, Agincourt Capital Management, LLC and Parametric Portfolio Associates, LLC were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Catholic SRI Growth Portfolio from 1/12/16 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MCSI World Index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Catholic SRI Growth Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.60%

HC Advisors Shares 0.85%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The International Equity Portfolio

The Institutional International Equity Portfolio

(Unaudited)

The International Equity Portfolio (the “Portfolio”) managed by Artisan Partners Limited Partnership (“Artisan”), Cadence Capital Management, LLC (“Cadence”), Causeway Capital Management, LLC (“Causeway”) and Parametric Portfolio Associates, LLC (“Parametric”) returned 5.60% for the period compared to 7.37% for the MSCI EAFE Index1 and 6.04% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.3

The Portfolio underperformed its benchmark and slightly underperformed its peer group. A strong first half to the fiscal year ended when global equity markets peaked in January. Developed international markets declined in the second half of the fiscal year. Both Cadence and Causeway, which manage value styles, outperformed the MSCI EAFE Value Index, which was up 4.3%, while Artisan, which manages a growth style, underperformed the MSCI EAFE Growth Index, which was up 9.4%. The overall portfolio lagged its benchmark due to its overweight to value style as the market favored firms which had higher earnings growth.

The Institutional International Equity Portfolio (the “Institutional Portfolio”) managed by Artisan, Cadence, Causeway, City of London Investment Management Company, Ltd., Lazard Asset Management, LLC and Parametric returned 5.77% for the fiscal year compared to 7.37% for the MSCI EAFE Index1 and 6.04% for the average manager in the Lipper2 universe of International Large-Cap Core Funds.4

The Institutional Portfolio underperformed its benchmark and slightly underperformed its peer group. A strong first half to the fiscal year ended when global equity markets peaked in January. Developed international markets declined in the second half of the fiscal year. The performance difference between the Institutional Portfolio and the Portfolio was primarily driven by tax management considerations in the Portfolio.

Both the Portfolio and Institutional Portfolio (collectively the “Portfolios”) are diversified across multiple managers and strategies to ensure proper portfolio diversification. Exposures in Germany and the United Kingdom added performance relative to the benchmark index while exposures in Japan, France, and Switzerland detracted from performance relative to the benchmark.

[1]

The Morgan Stanley Capital International Europe, Australasia, and Far East Index (“MSCI EAFE Index”) is an unmanaged, market value weighted index designed to measure the overall condition of developed overseas equities markets. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, City of London Investment Management Company, Ltd. and BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation) were also under contract to manage the Portfolio but did not have assets allocated to them.

[4]	During the fiscal year, BNY Mellon AMNA-Mellon (formerly Mellon Capital Management Corporation) was also under contract to manage the Institutional Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The International Equity Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.46%

HC Advisors Shares 0.71%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The chart represents historical performance of a hypothetical investment of $10,000 in The Institutional International Equity Portfolio from 11/20/09 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EAFE Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Institutional International Equity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.45%

HC Advisors Shares 0.70%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Emerging Markets Portfolio

(Unaudited)

The Emerging Markets Portfolio (the “Portfolio”) managed by BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Boston”) (formerly The Boston Company Asset Management) and (“BNY Mellon AMNA-Mellon”) (formerly Mellon Capital Management Corporation), which managed both an active strategy and a passive strategy, Parametric Portfolio Associates, LLC (“Parametric”) and RBC Global Asset Management (U.K.) Ltd. (“RBC”) returned 1.34% compared to 8.59% for the MSCI EM Index1 and 6.10% for the average manager in the Lipper2 universe of Emerging Markets Funds.3

For the fiscal year 2018, the Portfolio underperformed both the benchmark, and the average manager in the industry universe. The underperformance was primarily due to the Portfolio’s overall value orientation. The value oriented active strategy managed by BNY Mellon AMNA-Boston was the largest detractor. The portfolio underperformed the index due to negative exposure to high growth and momentum names which had very strong returns. Security selection and sector allocation contributed negatively to performance for the fiscal year. The Portfolio’s passive yield strategy also managed by BNY Mellon AMNA-Boston was diminished by an underweight to technology oriented names. The quality growth-oriented strategy run by RBC also contributed negatively to the overall portfolio performance. The strategy had an underweight to the energy sector which had a strong performance due to the rally in oil prices. Security selection also contributed negatively to overall performance. Changes in the value of local currencies relative to the U.S. Dollar had a negative impact on the performance of the benchmark and the Portfolio. The MSCI EM Index1 returned 8.59% in U.S. Dollar terms and 10.47% in local terms.

The Portfolio provides broad access to international emerging markets equity. The Portfolio is managed with multiple managers to provide diversification of manager style as well as diversification of firm specific risks. BNY Mellon AMNA-Boston employs a quantitatively driven investment process that seeks to identify companies paying high dividends relative to the benchmark while maintaining quality balance sheets. The Portfolio diversifies amongst a large number of names and across geographies and sectors to capture its specified factor. BNY Mellon AMNA-Boston’s active strategy employs a fundamentally driven investment process to identify attractive value companies within the international emerging markets equity universe and then constructs a diversified portfolio of those companies in accordance with industry and individual company allocation guidelines. RBC employs a fundamentally driven investment process to identify attractive quality and growing companies and then constructs a diversified portfolio of those companies in accordance with industry and individual allocation guidelines. Parametric replicates benchmark index (MSCI Emerging Markets Index) using futures. This allows the Portfolio to have cash on hand to meet redemptions and invest opportunistically.

[1]

The Morgan Stanley Capital International Emerging Markets Index (“MSCI EM Index”) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of June 30, 2018 the MSCI EM Index consisted of the following 24 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, Cadence Capital Management, LLC and City of London Investment Management Company, Ltd. were also under contract to manage the Portfolio but did not have assets allocated to them.

The chart represents historical performance of a hypothetical investment of $10,000 in The Emerging Markets Portfolio from 12/10/09 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the MSCI EM Index, which represents the performance of the major stock markets in those regions. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Emerging Markets Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.70%

HC Advisors Shares 0.95%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Core Fixed Income Portfolio

(Unaudited)

The Core Fixed Income Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC and BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) returned -0.85% for the fiscal year compared to -0.40% for the Bloomberg Barclays U.S. Aggregate Bond Index1 (“BarCap”) and -0.52% for the average fixed income manager in the Lipper2 universe of Core Bond Funds. The Portfolio underperformed due to a strategic overweight to investment grade corporate credit – which underperformed the other sectors of the Index.

The Federal Reserve continued to hike interest rates during the year causing the yield curve to continue to flatten as rates at the short end of the curve rose faster than the long end. This resulted in low returns for fixed income securities across different maturities. Spreads narrowed during the first half of the fiscal year resulting in strong performance from fixed income securities. Inflation fears at the beginning of the year resulted in spreads widening causing fixed income securities to erase all their gains. The Bloomberg Barclays U.S. Corporate Bond Index, a broad measure the U.S. bond market was down -0.40% for the year.

The Portfolio is allocated across the three major sectors of the BarCap Index: governments, credit, and asset backed securities. The government and asset backed sectors are passively managed to provide performance in-line with their respective benchmarks. Actual results may vary marginally from the underlying benchmarks because of cash flows and because for practical purposes, the portfolios hold a representative group of the securities in the benchmarks and do not seek to fully replicate all of the individual holdings. The credit portfolio has a bit more flexibility to vary from the index by avoiding credits that the manager feels have adverse price risk. The allocations across the three sectors will vary over time based upon the relative attractiveness of the sectors. In general, the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality comparable to the benchmark.

[1]

The Bloomberg Barclays U.S. Aggregate Bond Index includes more than 8,000 taxable government, investment-grade corporate and mortgage backed securities. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Core Fixed Income Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Aggregate Bond Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Core Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.38%

HC Advisors Shares 0.63%1

[1]	Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Fixed Income Opportunity Portfolio

(Unaudited)

For the fiscal year, the Fixed Income Opportunity Portfolio (the “Portfolio”), managed by City of London Investment Management Company, Ltd.1, Fort Washington Investment Advisors, Inc. (“Fort Washington”), Parametric Portfolio Associates, LLC and Western Asset Management Company, Ltd. (“WAMCO”) had a return of 4.06% compared to 1.80% for the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index2 and 2.01% for the average manager in the Lipper3 High Yield Funds universe.4

The Portfolio is designed to provide investors with higher returns over time than traditional fixed income investments primarily through investment in a diversified portfolio of high yield bonds. The Portfolio may also opportunistically invest in international bonds, convertible bonds, preferred stocks, treasury inflation bonds, loan participations and fixed and floating rate loans.

Within the U.S. Fixed Income markets, the Federal Reserve continued to hike interest rates during the year causing the yield curve to continue to flatten as rates at the short end of the curve rose faster than the long end. Spreads on higher quality (investment grade) issues widened by approximately 15 basis points whereas spreads on lower quality issues (high yield) were virtually flat. This resulted in lower quality issues outperforming higher quality issues. Both Fort Washington and WAMCO outperformed their benchmarks primarily through security selection and sector allocation.

The Portfolio has flexibility to vary from the index by avoiding credits that the managers feel have adverse price risk.

[1]	As of July 5, 2018, City of London Investment Management Company, Ltd. did not have assets allocated to it.

[2]

The Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total return basis. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[3]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[4]

During the fiscal year, BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The Fixed Income Opportunity Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. High Yield Ba/B 2% Issuer Capped Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Fixed Income Opportunity Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.48%

HC Advisors Shares 0.73%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The U.S. Government Fixed Income Securities Portfolio

(Unaudited)

The U.S. Government Fixed Income Securities Portfolio (the “Portfolio”) managed by BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) returned -0.79% compared to -0.63% for the Bloomberg Barclays U.S. Government Bond Index1 and –1.08% for the average fixed income manager in the Lipper2 universe of General U.S. Government Funds.

The Federal Reserve continued to hike interest rates during the year causing the yield curve to continue to flatten as rates at the short end of the curve rose faster than the long end. The U.S. 10-year bond yields rose from 2.31% in June 2017 to 2.86% at the end of the fiscal year. Most of the move higher came in the second half of the fiscal year as higher wages amid continued strength in the U.S. labor market raised inflation expectations.

The Portfolio is structured to perform similarly to the benchmark. As such it uses a sampling methodology to select a subset of the index universe that maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio owns a subset of securities of the Index, there will necessarily be some tracking error.

[1]	The Bloomberg Barclays U.S. Government Bond Index is a broad-based unmanaged index that represents the general performance of U.S. Treasury and U.S. Government Agency debt securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Government Fixed Income Securities Portfolio from 12/6/10 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Government Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Government Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.21%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Inflation Protected Securities Portfolio

(Unaudited)

The Inflation Protected Securities Portfolio (the “Portfolio”) managed by BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) returned 1.83% compared to 2.11% for the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index1 and 1.89% for the average fixed income manager in the Lipper2 universe of Inflation Protected Bond Funds.

Broad U.S. Fixed Income markets declined during the fiscal year as the Federal Reserve raised short-term interest rates. At the same time, inflation protected securities outperformed comparable treasury securities as the treasury bonds repriced for higher expected inflation.

The Portfolio is currently structured to perform similarly to the benchmark. As such, it utilizes a full replication approach to duplicate the fundamental characteristics and performance of the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The portfolio may slightly outperform or underperform the benchmark from time to time due to several factors such as; fund inflows/outflows, cash held for tactical purposes, different rebalancing frequency and fees.

[1]	The Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index is an unmanaged index generally consisting of all inflation-protection securities issued by the U.S. Treasury.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Inflation Protected Securities Portfolio from 4/3/14 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Inflation Protected Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.16%

HC Advisors Shares 0.41%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The U.S. Corporate Fixed Income Securities Portfolio

(Unaudited)

The U.S. Corporate Fixed Income Securities Portfolio (the “Portfolio”) managed by Agincourt Capital Management, LLC (“Agincourt”) returned -1.21% compared to -0.83% for the Bloomberg Barclays U.S. Corporate Index1 and –0.80% for the average fixed income manager in the Lipper2 universe of Corporate Debt Funds BBB-Rated Funds.3

The Federal Reserve continued to hike interest rates during the year causing the yield curve to continue to flatten as rates at the short end of the curve rose faster than the long end. The U.S. 10-year bond yields rose from 2.31% in June 2017 to 2.86% at the end of the fiscal year.

Agincourt performed in line with the benchmark however the overall Portfolio underperformed due to the cash allocation in the Portfolio.

[1]

The Bloomberg Barclays U.S. Corporate Index covers USD denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers. It includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity and quality requirements. Securities in the index roll up to the U.S. Credit and U.S. Aggregate indices.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

[3]

During the fiscal year, BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) was also under contract to manage the Portfolio but did not have assets allocated to it.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Corporate Fixed Income Securities Portfolio from 12/6/10 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Corporate Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Corporate Fixed Income Securities Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.22%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

(Unaudited)

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolio”) managed by BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation) returned -0.20% compared to 0.13% for the Bloomberg Barclays U.S. Securitized Index1 and 0.28% for the average fixed income manager in the Lipper2 universe of U.S. Mortgage Funds.

The Federal Reserve continued to hike interest rates during the year causing the yield curve to continue to flatten as rates at the short end of the curve rose faster than the long end. The U.S. 10-year bond yields rose from 2.31% in June 2017 to 2.86% at the end of the fiscal year.

The Portfolio is structured to simulate the performance of the benchmark. As such the Portfolio maintains aggregate characteristics – duration, weighted average yield-to-maturity, and average credit quality in line with the benchmark. Since the Portfolio holds a subset of the securities represented in the benchmark, it is expected to generate a small amount of tracking error.

[1]

The Bloomberg Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass through securities issued by Ginnie Mae, Fannie Mae and Freddie Mac, investment-grade bonds and asset-backed securities.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The U.S. Mortgage/Asset Backed Fixed Income Portfolio from 12/6/10 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays U.S. Securitized Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The U.S. Mortgage/Asset Backed Fixed Income Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.26%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Short-Term Municipal Bond Portfolio

(Unaudited)

The Short-Term Municipal Bond Portfolio managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) returned 0.34% for the fiscal year compared to 0.72% for the ICE BofA Merrill Lynch 1-3 Year Municipal Index1 and 0.69% for the average manager in the Lipper2 universe of Short Municipal Debt Funds.

During the fiscal year, municipal bonds generated modestly positive results. Breckinridge has a modest overweight to longer duration bonds and a higher quality bias. Both factors (longer duration and higher quality bias) were detractors and resulted in the strategy underperforming the benchmark and the peer universe for the fiscal year 2018.

[1]

The ICE BofA Merrill Lynch 1-3 Year Municipal Index is an unmanaged, equal-weighted index that tracks the total return performance of the domestic U.S. municipal market. The index consists of investment grade, publicly traded, fixed-rate and coupon bearing municipal securities with a maturity of one to three years. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that organization compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Short-Term Municipal Bond Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the BofA Merrill Lynch 1-3 Year Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Short-Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.36%

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond Portfolio

(Unaudited)

The Intermediate Term Municipal Bond Portfolio managed by BNY Mellon Asset Management North America Corporation (“BNY Mellon AMNA-Standish”) (formerly Standish Mellon Asset Management Company LLC) returned 0.13% for the fiscal year compared to 1.02% for the Bloomberg Barclays 3-15 Year Blend Municipal Index1 and 1.07% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The BNY Mellon AMNA-Standish strategy underperformed the benchmark during the twelve-month reporting period. An overweight to revenue bonds compared to general obligation bonds, a slight overweight to higher rated issues and yield curve positioning towards the shorter end of the curve were detractors contributing to the underperformance during the fiscal year.

[1]

The Bloomberg Barclays 3-15 Year Blend Municipal Index is an index of government bonds. This index is unmanaged, thus the index results do not reflect the impact of expenses associated with any investment in securities, such as brokerage commission or other transaction costs. Benchmark performance is shown for comparison purposes only, as it is not possible to invest directly in a securities index.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond Portfolio for the 10-year period ended 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 3-15 Year Blend Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.34%

HC Advisors Shares 0.59%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

The Intermediate Term Municipal Bond II Portfolio

(Unaudited)

The Intermediate Term Municipal Bond II Portfolio managed by Breckinridge Capital Advisors, Inc. (“Breckinridge”) returned 0.07% compared to 0.18% for the Bloomberg Barclays 5-Year General Obligation Municipal Index1 and 1.07% for average manager in the Lipper2 Intermediate Municipal Debt Funds universe.

The Breckinridge strategy underperformed the benchmark and the peer universe due to higher duration and a higher quality bias than the benchmark for the fiscal year end. Breckinridge maintains a diversified portfolio structure invested only in high-grade, intermediate-term municipal bonds.

[1]

The Bloomberg Barclays 5-Year General Obligation Municipal Index is an unmanaged index generally representative of investment grade fixed rate debt obligations issued by state and local government entities, with maturities of no more than six years.

[2]	Lipper, Inc. is an independent statistical monitoring organization that compiles performance on mutual funds and further categorizes them by investment objective.

The chart represents historical performance of a hypothetical investment of $10,000 in The Intermediate Term Municipal Bond II Portfolio from 7/13/10 to 6/30/18, and represents the reinvestment of dividends and capital gains in the Portfolio.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call (800) 242-9596.

The Portfolio’s performance above is compared to the Bloomberg Barclays 5-Year General Obligation Muni Index. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees, or the deduction of taxes. An investor cannot invest directly in an index. The performance of The Intermediate Term Municipal Bond II Portfolio reflects the deduction of fees for these value-added services, but does not reflect the deduction of taxes that a shareholder would pay on the Portfolio’s distributions or redemptions of the Portfolio’s shares.

Expense Ratio

HC Strategic Shares 0.35%

HC Advisors Shares 0.60%1

[1]	HC Advisors Shares include Distribution Plan fees of 0.25% which are voluntarily waived by the Adviser. Such waiver is not reflected in the expense ratio shown.

This information is included in the most current prospectus available to current and prospective shareholders of the Portfolio. Additional information pertaining to the June 30, 2018, expense ratios can be found in the financial highlights.

Conclusion

The performance of the Portfolios for the fiscal year was consistent with our expectations. For the U.S. equity market, our current judgment is that the risk/reward relationship is roughly balanced compared to history. Our decision to overweight companies with higher quality and/or dividend yield characteristics reflects this relatively conservative posture.

We continue to seek to add new portfolios as appropriate to broaden the opportunity set of investment portfolios available to our clients for fulfilling their asset allocation and investment policy objectives. We also continue to maintain a comprehensive dual-track, investment management and compliance review and due diligence processes to identify, select, implement, monitor and manage the investment managers and investment strategies we employ within each Portfolio.

Finally, we are constantly seeking ways to improve our management of each Portfolio. To that end, over the period we continued to adjust our custom defined investment style portfolio strategies to express the most attractive return opportunities. We continue to explore new strategies that exploit more differentiated opportunities among factor-based investment styles.

As ever, we appreciate your continued trust and confidence.

HC Capital Solutions

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 92.59%
	Aerospace & Defense — 2.47%
4,050	General Dynamics Corp.	$755
1,299	Hexcel Corp.	86
565	Huntington Ingalls Industries, Inc.	122
438	L3 Technologies, Inc.	84
5,553	Lockheed Martin Corp.	1,641
32,806	Raytheon Co.	6,338
679	Spirit Aerosystems Holdings, Inc., Class – A	58
200	Teledyne Technologies, Inc. (a)	40
4,843	Textron, Inc.	319
8,265	The Boeing Co.	2,773
20,736	United Technologies Corp.	2,593

		14,809

	Air Freight & Logistics — 0.43%
305	Expeditors International of Washington, Inc.	22
23,747	United Parcel Service, Inc., Class – B	2,523
200	XPO Logistics, Inc. (a)	20

		2,565

	Airlines — 0.38%
4,639	Alaska Air Group, Inc.	280
1,426	American Airlines Group, Inc.	54
863	Copa Holdings SA, Class – A	82
27,057	Delta Air Lines, Inc.	1,341
7,575	JetBlue Airways Corp. (a)	144
996	Spirit Airlines, Inc. (a)	36
5,485	United Continental Holdings, Inc. (a)	382

		2,319

	Auto Components — 1.15%
1,070	BorgWarner, Inc.	46
672	Delphi Technologies PLC	31
585	Gentex Corp.	13
1,903	Goodyear Tire & Rubber Co.	44
12,869	Lear Corp.	2,392
75,082	Magna International, Inc., ADR	4,364

		6,890

	Automobiles — 0.66%
149,185	Ford Motor Co.	1,651
41,348	General Motors Co.	1,629
16,774	Harley-Davidson, Inc.	706

		3,986

	Banks — 9.26%
7,391	Associated Banc-Corp.	202
412,261	Bank of America Corp.	11,623
1,701	Bank of Hawaii Corp.	142
2,113	Bank of the Ozarks, Inc.	95
4,331	BankUnited, Inc.	177
34,809	BB&T Corp.	1,756
345	BOK Financial Corp.	32
2,618	CIT Group, Inc.	132
41,328	Citigroup, Inc.	2,766
9,728	Citizens Financial Group, Inc.	378
49,550	Comerica, Inc.	4,505
1,856	Commerce Bancshares, Inc.	120
2,281	Cullen/Frost Bankers, Inc.	247

Shares	Security Description	Value (000)
	Banks (continued)
2,791	East West Bancorp, Inc.	$182
13,936	Fifth Third Bancorp	400
2,152	First Hawaiian, Inc.	62
12,236	First Horizon National Corp.	218
2,455	First Republic Bank	238
11,279	FNB Corp.	151
58,498	Huntington Bancshares, Inc.	863
95,855	JPMorgan Chase & Co.	9,989
60,656	KeyCorp	1,185
2,821	M&T Bank Corp.	480
5,542	PacWest Bancorp	274
14,461	People’s United Financial, Inc.	262
268	Pinnacle Financial Partners, Inc.	16
8,772	PNC Financial Services Group, Inc.	1,185
9,580	Popular, Inc.	433
1,353	Prosperity Bancshares, Inc.	92
22,879	Regions Financial Corp.	407
769	Signature Bank (a)	98
21,859	SunTrust Banks, Inc.	1,443
822	SVB Financial Group (a)	237
660	Synovus Financial Corp.	35
6,844	TCF Financial Corp.	168
73,369	U.S. Bancorp	3,670
545	Webster Financial Corp.	35
197,452	Wells Fargo & Co.	10,948
1,588	Western Alliance Bancorp (a)	90
3,966	Zions Bancorp	209

		55,545

	Beverages — 1.38%
22	Brown-Forman Corp., Class – A	1
80	Brown-Forman Corp., Class – B	4
4,414	Monster Beverage Corp. (a)	253
34,404	PepsiCo, Inc.	3,746
97,231	The Coca-Cola Co.	4,264

		8,268

	Biotechnology — 2.57%
30,010	AbbVie, Inc.	2,780
52	Agios Pharmaceuticals, Inc. (a)	4
8,485	Alexion Pharmaceuticals, Inc. (a)	1,053
20,149	Amgen, Inc.	3,719
2,178	Biogen Idec, Inc. (a)	632
101,371	Gilead Sciences, Inc.	7,182
447	United Therapeutics Corp. (a)	51

		15,421

	Building Products — 0.35%
1,226	Allegion PLC	95
11,691	Fortune Brands Home & Security, Inc.	628
33,732	Johnson Controls International PLC	1,128
16	Lennox International, Inc.	3
613	Masco Corp.	23
2,048	Owens Corning, Inc.	130
1,649	USG Corp. (a)	71

		2,078

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets — 2.28%
720	Affiliated Managers Group, Inc.	$107
4,162	Ameriprise Financial, Inc.	582
12,942	Bank of New York Mellon Corp.	698
5,527	BGC Partners, Inc., Class – A	63
3,698	BlackRock, Inc., Class – A	1,846
1,669	CME Group, Inc.	274
1,544	E*Trade Financial Corp. (a)	94
3,934	Eaton Vance Corp.	205
3,145	Federated Investors, Inc., Class – B	73
27,031	Franklin Resources, Inc.	866
19,142	Goldman Sachs Group, Inc.	4,223
427	Interactive Brokers Group, Inc., Class – A	28
1,491	IntercontinentalExchange Group, Inc.	110
18,503	Invesco Ltd.	492
5,615	Jefferies Financial Group, Inc.	128
4,364	Lazard Ltd., Class – A	213
4,844	Legg Mason, Inc.	168
22,245	Morgan Stanley	1,054
3,733	Northern Trust Corp.	384
2,211	Raymond James Financial, Inc.	198
6,923	State Street Corp.	644
9,375	T. Rowe Price Group, Inc.	1,088
162	TD Ameritrade Holding Corp.	9
1,370	The Charles Schwab Corp.	70
629	The NASDAQ OMX Group, Inc.	57

		13,674

	Chemicals — 2.36%
9,498	Air Products & Chemicals, Inc.	1,479
505	Albemarle Corp.	48
349	Ashland Global Holdings, Inc.	27
1,643	Cabot Corp.	101
1,734	Celanese Corp., Series A	193
53,440	CF Industries Holdings, Inc.	2,373
79,533	DowDuPont, Inc.	5,242
5,815	Eastman Chemical Co.	581
6,961	Huntsman Corp.	203
11,571	LyondellBasell Industries N.V., Class – A	1,271
3,433	Olin Corp.	99
13,146	Praxair, Inc.	2,079
4,149	RPM International, Inc.	242
5,874	The Mosaic Co.	165
983	The Scotts Miracle-Gro Co.	82
111	Westlake Chemical Corp.	12

		14,197

	Commercial Services & Supplies — 0.44%
11,948	Clean Harbors, Inc. (a)	664
1,532	Copart, Inc. (a)	87
3,003	KAR Auction Services, Inc.	165
7,118	Pitney Bowes, Inc.	61
1,304	Republic Services, Inc., Class – A	89
12,081	Stericycle, Inc. (a)	788
9,591	Waste Management, Inc.	780

		2,634

Shares	Security Description	Value (000)
	Communications Equipment — 1.38%
2,305	Arris International PLC (a)	$56
152,568	Cisco Systems, Inc.	6,566
259	EchoStar Corp., Class – A (a)	11
836	F5 Networks, Inc. (a)	144
515	Harris Corp.	74
22,253	Juniper Networks, Inc.	611
826	Motorola Solutions, Inc.	96
123,443	Nokia Corp., ADR	710

		8,268

	Construction & Engineering — 0.07%
1,986	AECOM Technology Corp. (a)	66
1,788	Fluor Corp.	87
2,235	Jacobs Engineering Group, Inc.	142
2,491	Quanta Services, Inc. (a)	83
280	Valmont Industries, Inc.	42

		420

	Construction Materials — 0.01%
486	Eagle Materials, Inc., Class – A	51

	Consumer Finance — 2.15%
8,251	Ally Financial, Inc.	217
31,564	American Express Co.	3,093
47,949	Capital One Financial Corp.	4,407
155	Credit Acceptance Corp. (a)	55
6,592	Discover Financial Services	464
11,988	Navient Corp.	156
40,816	OneMain Holdings, Inc. (a)	1,359
2,682	Santander Consumer USA Holdings, Inc.	51
7,983	SLM Corp. (a)	91
90,332	Synchrony Financial	3,015

		12,908

	Containers & Packaging — 0.34%
262	AptarGroup, Inc.	24
27	Avery Dennison Corp.	3
3,079	Bemis Company, Inc.	130
1,314	Berry Plastics Group, Inc. (a)	60
1,315	Crown Holdings, Inc. (a)	59
553	Graphic Packaging Holding Co.	8
13,466	International Paper Co.	702
2,050	Packaging Corporation of America	229
747	Silgan Holdings	20
2,452	Sonoco Products Co.	129
12,063	WestRock Co.	688

		2,052

	Distributors — 0.09%
5,994	Genuine Parts Co.	550

	Diversified Consumer Services — 0.03%
33	Graham Holdings Co.	19
6,788	H&R Block, Inc.	155

		174

	Diversified Financial Services — 1.22%
38,849	Berkshire Hathaway, Inc., Class – B (a)	7,251
973	Voya Financial, Inc.	46

		7,297

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Telecommunication Services — 1.23%
87,680	AT&T, Inc.	$2,815
8,938	CenturyLink, Inc.	167
85,260	Verizon Communications, Inc.	4,290
2,498	Zayo Group Holdings, Inc. (a)	91

		7,363

	Electric Utilities — 2.72%
2,144	Alliant Energy Corp.	91
50,227	American Electric Power, Inc.	3,479
822	Avangrid, Inc.	44
31,577	Duke Energy Corp.	2,497
37,577	Edison International	2,377
1,595	Entergy Corp.	129
3,710	Evergy, Inc.	208
14,064	Eversource Energy	824
18,505	Exelon Corp.	788
5,434	FirstEnergy Corp.	195
2,048	Hawaiian Electric Industries, Inc.	70
9,020	NextEra Energy, Inc.	1,507
3,260	OGE Energy Corp.	115
1,593	Pinnacle West Capital Corp.	128
43,385	PPL Corp.	1,239
48,022	The Southern Co.	2,224
8,718	Xcel Energy, Inc.	398

		16,313

	Electrical Equipment — 0.99%
537	Acuity Brands, Inc.	62
14,763	AMETEK, Inc.	1,065
18,868	Eaton Corp. PLC	1,410
35,946	Emerson Electric Co.	2,486
1,753	Hubbell, Inc.	185
15,953	nVent Electric PLC (a)	400
4,146	Regal-Beloit Corp.	339
481	Sensata Technologies Holding PLC (a)	23

		5,970

	Electronic Equipment, Instruments & Components — 0.18%
1,164	Arrow Electronics, Inc. (a)	88
1,600	Avnet, Inc.	69
26,211	Corning, Inc.	720
1,055	Dolby Laboratories, Inc., Class – A	65
1,811	FLIR Systems, Inc.	94
1,050	Keysight Technologies, Inc. (a)	62

		1,098

	Energy Equipment & Services — 0.92%
371	Apergy Corp. (a)	15
5,359	Baker Hughes, Inc.	177
1,586	Halliburton Co.	71
4,327	Helmerich & Payne, Inc.	276
13,484	Nabors Industries Ltd.	86
8,585	National Oilwell Varco, Inc.	373
3,780	Oceaneering International, Inc.	96
1,235	RPC, Inc.^	18

Shares	Security Description	Value (000)
	Energy Equipment & Services (continued)
64,853	Schlumberger Ltd.	$4,348
2,301	Transocean Ltd. (a)	31

		5,491

	Equity Real Estate Investment Trusts — 5.16%
2,286	Alexandria Real Estate Equities, Inc.	288
20,695	American Campus Communities, Inc.	887
1,289	American Homes 4 Rent, Class – A	29
4,005	Apartment Investment & Management Co., Class – A	169
42,096	Apple Hospitality REIT, Inc.	753
9,514	AvalonBay Communities, Inc.	1,636
3,481	Boston Properties, Inc.	437
4,364	Brandywine Realty Trust	74
7,200	Brixmor Property Group, Inc.	125
8,924	Camden Property Trust	813
2,862	Colony Capital, Inc.	18
2,528	Columbia Property Trust, Inc.	57
2,519	CoreCivic, Inc.	60
630	Coresite Realty Corp.	70
2,267	Corporate Office Properties Trust	66
7,791	Crown Castle International Corp.	840
3,669	CubeSmart	118
2,018	CyrusOne, Inc.	118
2,344	DCT Industrial Trust, Inc.	156
3,979	DDR Corp.	71
3,941	Digital Realty Trust, Inc.	440
3,087	Douglas Emmett, Inc.	124
8,053	Duke Realty Corp.	234
2,797	Empire State Realty Trust, Inc., Class – A	48
11,119	EPR Properties	720
1,337	Equinix, Inc.	575
606	Equity Commonwealth (a)	19
1,648	Equity Lifestyle Properties, Inc.	151
8,248	Equity Residential	525
5,323	Essex Property Trust, Inc.	1,274
2,281	Extra Space Storage, Inc.	228
7,953	Federal Realty Investment Trust	1,006
5,595	Forest City Realty Trust, Inc., Class – A	128
4,638	Gaming & Leisure Properties, Inc.	166
14,460	GGP, Inc.	295
11,429	HCP, Inc.	295
31,243	Healthcare Trust of America, Inc., Class – A	842
17,756	Highwoods Properties, Inc.	901
4,247	Hospitality Properties Trust	122
20,370	Host Hotels & Resorts, Inc.	429
3,567	Hudson Pacific Property, Inc.	126
1,566	Invitation Homes, Inc.	36
5,681	Iron Mountain, Inc.	199
1,456	JBG Smith Properties	53
2,236	Kilroy Realty Corp.	169
4,197	Kimco Realty Corp.	71
1,416	Lamar Advertising Co., Class – A	97
3,193	Liberty Property Trust	142
1,366	Life Storage, Inc.	133
7,938	Medical Properties Trust, Inc.	111

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
2,758	Mid-America Apartment Communities, Inc.	$278
3,912	National Retail Properties, Inc.	172
5,399	OMEGA Healthcare Investors, Inc.	167
3,536	Outfront Media, Inc.	69
48,503	Paramount Group, Inc.	747
4,182	Parks Hotels & Resorts, Inc.	128
3,571	Piedmont Office Realty Trust, Inc., Class – A	71
15,474	Prologis, Inc.	1,016
3,022	Public Storage	686
3,267	Rayonier, Inc.	126
23,745	Realty Income Corp.	1,278
16,316	Regency Centers Corp.	1,013
6,027	Retail Properties of America, Inc., Class – A	77
5,930	Senior Housing Properties Trust	107
6,759	Simon Property Group, Inc.	1,150
2,344	SL Green Realty Corp.	236
1,241	Spirit MTA REIT (a)	13
12,424	Spirit Realty Capital, Inc.	100
4,135	Store Capital Corp.	113
2,079	Sun Communities, Inc.	203
32,107	Tanger Factory Outlet Centers, Inc.	754
1,044	Taubman Centers, Inc.	61
3,559	The Macerich Co.	202
26,165	UDR, Inc.	982
9,303	Ventas, Inc.	530
21,723	VEREIT, Inc.	162
15,941	Vornado Realty Trust	1,179
3,248	Weingarten Realty Investors	100
27,609	Welltower, Inc.	1,732
24,140	Weyerhaeuser Co.	880
2,734	WP Carey, Inc.	181

		30,957

	Food & Staples Retailing — 1.54%
2,997	Casey’s General Stores, Inc.	315
31,693	CVS Caremark Corp.	2,039
10,797	Sysco Corp.	737
13,834	The Kroger Co.	394
1,201	US Foods Holding Corp. (a)	45
6,908	Walgreens Boots Alliance, Inc.	415
61,852	Wal-Mart Stores, Inc.	5,298

		9,243

	Food Products — 3.15%
70,128	Archer-Daniels-Midland Co.	3,214
17,171	Bunge Ltd.	1,197
14,623	ConAgra Foods, Inc.	522
6,795	Flowers Foods, Inc.	142
42,421	General Mills, Inc.	1,878
10,211	Hershey Co.	950
13,912	Hormel Foods Corp.	518
774	Ingredion, Inc.	86
19,372	Kellogg Co.	1,354
2,174	Lamb Weston Holding, Inc.	149

Shares	Security Description	Value (000)
	Food Products (continued)
59,031	Mondelez International, Inc., Class – A	$2,420
589	Pilgrim’s Pride Corp. (a)	12
4,211	Pinnacle Foods, Inc.	274
2	Seaboard Corp.	8
1,065	The Hain Celestial Group, Inc. (a)	32
4,894	The J.M. Smucker Co.	526
15,720	The Kraft Heinz Co.	988
13,757	TreeHouse Foods, Inc. (a)	722
56,607	Tyson Foods, Inc., Class – A	3,896

		18,888

	Gas Utilities — 0.05%
1,082	Atmos Energy Corp.	98
1,211	National Fuel Gas Co.	64
2,533	UGI Corp.	132

		294

	Health Care Equipment & Supplies — 1.76%
48,674	Abbott Laboratories	2,968
2,545	Baxter International, Inc.	188
3,475	Danaher Corp.	343
13,402	Dentsply Sirona, Inc.	587
25	Hill-Rom Holdings, Inc.	2
70,816	Medtronic PLC	6,062
597	Steris PLC	63
212	Teleflex, Inc.	57
59	The Cooper Companies, Inc.	14
2,580	Zimmer Holdings, Inc.	288

		10,572

	Health Care Providers & Services — 1.94%
20,579	Aetna, Inc.	3,777
1,431	Anthem, Inc.	341
3,042	Centene Corp. (a)	375
9,390	CIGNA Corp.	1,597
2,853	DaVita Healthcare Partners, Inc. (a)	198
10,108	Express Scripts Holding Co. (a)	780
1,525	HCA Holdings, Inc.	156
2,038	Henry Schein, Inc. (a)	148
1,906	Humana, Inc.	567
2,236	Laboratory Corporation of America Holdings (a)	401
467	LifePoint Hospitals, Inc., Class – A (a)	23
2,820	McKesson Corp.	376
1,188	MEDNAX, Inc. (a)	51
28,071	Patterson Companies, Inc.	636
8,793	Quest Diagnostics, Inc.	967
3,706	UnitedHealth Group, Inc.	909
1,592	Universal Health Services, Inc., Class – B	177
591	WellCare Health Plans, Inc. (a)	146

		11,625

	Health Care Technology — 0.04%
3,740	Cerner Corp. (a)	224

	Hotels, Restaurants & Leisure — 1.40%
17,128	Carnival Corp., Class – A	981
2,712	Darden Restaurants, Inc.	290
2,069	Dunkin’ Brands Group, Inc.	143
6,020	Extended Stay America, Inc.	130

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hotels, Restaurants & Leisure (continued)
523	Hilton Grand Vacations (a)	$18
148	Hilton Worldwide Holdings, Inc.	12
288	Hyatt Hotels Corp., Class – A	22
2,921	International Game Technology PLC	68
8,417	Las Vegas Sands Corp.	643
16,910	McDonald’s Corp.	2,651
2,617	MGM Resorts International	76
2,240	Royal Caribbean Cruises Ltd.	232
2,345	Six Flags Entertainment Corp.	164
46,908	Starbucks Corp.	2,291
927	Vail Resorts, Inc.	254
3,777	Wyndham Hotels & Resorts, Inc.	222
3,777	Wyndham Worldwide Corp.	167
269	Yum China Holdings, Inc.	10

		8,374

	Household Durables — 0.41%
4,348	D.R. Horton, Inc.	178
4,468	Garmin Ltd.	272
3,252	Leggett & Platt, Inc.	145
3,711	Lennar Corp., Class – A	195
235	Lennar Corp., Class – B	10
33,359	Newell Rubbermaid, Inc.	860
3,874	PulteGroup, Inc.	111
1,886	Toll Brothers, Inc.	70
1,274	Tupperware Brands Corp.	53
4,142	Whirlpool Corp.	606

		2,500

	Household Products — 2.14%
1,944	Church & Dwight Co., Inc.	103
33,968	Colgate-Palmolive Co.	2,201
461	Energizer Holdings, Inc.	29
20,551	Kimberly-Clark Corp.	2,165
189	Spectrum Brands Holdings, Inc.	15
4,169	The Clorox Co.	564
99,796	The Procter & Gamble Co.	7,791

		12,868

	Independent Power & Renewable Electricity Producers — 0.04%
1,358	NRG Energy, Inc., Class – C	42
10,409	The AES Corp.	139
1,390	Vistra Energy Corp. (a)	33

		214

	Industrial Conglomerates — 1.21%
12,652	3M Co.	2,489
1,103	Carlisle Companies, Inc.	119
323,170	General Electric Co.	4,399
1,794	Honeywell International, Inc.	258
41	Roper Industries, Inc.	11

		7,276

	Insurance — 4.54%
37,080	Aflac, Inc.	1,595
57,662	Allstate Corp.	5,264
385	American Financial Group, Inc.	41

Shares	Security Description	Value (000)
	Insurance (continued)
34,050	American International Group, Inc.	$1,805
3,381	Arthur J. Gallagher & Co.	221
2,239	Aspen Insurance Holdings Ltd.	91
2,258	Assurant, Inc.	234
1,576	Athene Holding, Ltd. (a)	69
3,387	AXIS Capital Holdings Ltd.	188
1,344	Brown & Brown, Inc.	37
53	Chubb Ltd.	7
3,479	Cincinnati Financial Corp.	233
1,116	CNA Financial Corp.	51
15,688	Everest Re Group Ltd.	3,617
35,509	First American Financial Corp.	1,837
114,032	FNF Group	4,290
1,885	Hartford Financial Services Group, Inc.	96
4,055	Lincoln National Corp.	252
5,733	Loews Corp.	277
48	Markel Corp. (a)	52
1,369	Mercury General Corp.	62
49,160	MetLife, Inc.	2,143
8,720	Old Republic International Corp.	174
15,770	Principal Financial Group, Inc.	835
1,156	ProAssurance Corp.	41
21,821	Prudential Financial, Inc.	2,040
1,321	Reinsurance Group of America	176
7,273	The Travelers Companies, Inc.	890
643	Torchmark Corp.	52
3,476	Unum Group	129
1,384	Validus Holdings Ltd.	94
1,964	W.R. Berkley Corp.	142
53	White Mountains Insurance Group Ltd.	48
707	Willis Towers Watson PLC	107

		27,190

	Internet & Direct Marketing Retail — 0.00%
312	TripAdvisor, Inc. (a)	17

	Internet Software & Services — 0.12%
2,108	Akamai Technologies, Inc. (a)	154
12,093	eBay, Inc. (a)	438
104	LogMeln, Inc.	11
3,080	Twitter, Inc. (a)	135

		738

	IT Services — 1.32%
3,234	Accenture PLC, Class – A	529
10,263	Automatic Data Processing, Inc.	1,377
4,570	Cognizant Technology Solutions Corp.	361
642	Fidelity National Information Services, Inc.	68
1,167	Global Payments, Inc.	130
18,407	International Business Machines Corp.	2,571
804	Leidos Holdings, Inc.	47
7,633	Paychex, Inc.	522
30,823	Sabre Corp.	759
45,568	Switch, Inc., Class – A	555
692	Teradata Corp. (a)	28

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	IT Services (continued)
47,936	Western Union Co.	$975
43	WEX, Inc. (a)	8

		7,930

	Leisure Products — 0.05%
1,001	Brunswick Corp.	65
2,745	Hasbro, Inc.	253

		318

	Life Sciences Tools & Services — 0.24%
5,005	Agilent Technologies, Inc.	309
114	Bio-Rad Laboratories, Inc., Class – A (a)	33
408	Bio-Techne Corp.	60
1,466	Bruker Biosciences Corp.	43
1,641	Illumina, Inc. (a)	457
337	IQVIA Holdings, Inc. (a)	34
485	PerkinElmer, Inc.	36
881	Qiagen N.V. (a)	32
1,216	Thermo Electron Corp.	252
835	Waters Corp. (a)	162

		1,418

	Machinery — 1.31%
1,209	AGCO Corp.	73
12,196	Caterpillar, Inc.	1,655
1,610	Colfax Corp. (a)	49
275	Crane Co.	22
6,462	Cummins, Inc.	859
53	Donaldson Company, Inc.	2
743	Dover Corp.	54
5,669	Flowserve Corp.	229
4,181	Fortive Corp.	322
28	IDEX Corp.	4
3,851	Ingersoll-Rand PLC	346
1,620	ITT, Inc.	85
743	Lincoln Electric Holdings, Inc.	65
31,572	Oshkosh Corp.	2,221
6,195	PACCAR, Inc.	384
114	Parker Hannifin Corp.	18
15,953	Pentair PLC	671
2,102	Snap-on, Inc.	338
785	Stanley Black & Decker, Inc.	104
1,488	Terex Corp.	63
2,724	The Timken Co.	119
2,755	Trinity Industries, Inc.	94
640	WABCO Holdings, Inc. (a)	75
485	Xylem, Inc.	33

		7,885

	Marine — 0.01%
1,058	Kirby Corp. (a)	88

	Media — 2.46%
453	AMC Networks, Inc. (a)	28
5,861	Cinemark Holdings, Inc.	206
108,211	Comcast Corp., Class – A	3,550
1,406	Discovery Communications, Inc., Class – A (a)	39

Shares	Security Description	Value (000)
	Media (continued)
2,742	Discovery Communications, Inc., Class – C (a)	$70
939	GCI Liberty, Inc., Class – A (a)	42
663	John Wiley & Sons, Inc., Class – A	41
236	Liberty Broadband, Class – A (a)	18
964	Liberty Broadband, Class – C (a)	73
229	Liberty Media Group, Class – A (a)	8
1,715	Liberty Media Group, Class – C (a)	64
827	Liberty SiriusXM Group, Class – A (a)	37
483	Lions Gate Entertainment Corp., Class – A	12
807	Lions Gate Entertainment Corp., Class – B	19
703	News Corp., Inc.	11
5,717	News Corp., Inc., Class – A	89
14,580	Omnicom Group, Inc.	1,112
14,076	Sirius XM Holdings, Inc.	95
4,763	TEGNA, Inc.	52
46,501	The Interpublic Group of Companies, Inc.	1,090
92	The Madison Square Garden Co., Class – A (a)	29
563	The Walt Disney Co.	59
1,674	Tribune Media Co., Class – A	64
151,242	Twenty-First Century Fox, Inc.	7,515
1,706	Twenty-First Century Fox, Inc., Class – B	84
11,481	Viacom, Inc., Class – B	346

		14,753

	Metals & Mining — 0.76%
63,804	Alcoa Corp. (a)	2,991
17,263	Freeport-McMoRan Copper & Gold, Inc.	298
6,905	Newmont Mining Corp.	260
11,064	Nucor Corp.	692
2,260	Reliance Steel & Aluminum Co.	198
100	Southern Copper Corp.	5
2,312	Steel Dynamics, Inc.	106
1,041	United States Steel Corp.	36

		4,586

	Mortgage Real Estate Investment Trusts — 0.18%
13,310	AGNC Investment Corp.	248
24,412	Annaly Capital Management, Inc.	252
6,438	Chimera Investment Corp.	118
13,651	MFA Financial, Inc.	103
6,075	New Residential Investment Corp.	106
9,039	Starwood Property Trust, Inc.	196
2,246	Two Harbors Investment Corp.	35

		1,058

	Multiline Retail — 0.57%
952	Dollar General Corp.	94
65	Dollar Tree, Inc. (a)	6
7,092	Kohl’s Corp.	517
10,274	Macy’s, Inc.	385
3,254	Nordstrom, Inc.	168
29,610	Target Corp.	2,253

		3,423

	Multi-Utilities — 1.42%
3,262	Ameren Corp.	198
6,826	CenterPoint Energy, Inc.	189

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Multi-Utilities (continued)
2,657	CMS Energy Corp.	$126
5,470	Consolidated Edison, Inc.	427
34,708	Dominion Resources, Inc.	2,366
2,674	DTE Energy Co.	277
2,729	MDU Resources Group, Inc.	78
96,320	NiSource, Inc.	2,532
7,219	Public Service Enterprise Group, Inc.	391
2,167	SCANA Corp.	83
3,128	Sempra Energy	363
1,214	Vectren Corp.	87
21,428	WEC Energy Group, Inc.	1,385

		8,502

	Oil, Gas & Consumable Fuels — 9.44%
806	Anadarko Petroleum Corp.	59
6,667	Andeavor	875
2,962	Antero Resources Corp. (a)	63
21,605	Apache Corp.	1,010
5,941	Cabot Oil & Gas Corp.	141
97,330	Canadian Natural Resources Ltd.	3,511
875	Centennial Resource Development, Inc. (a)	16
59,620	Chevron Corp.	7,539
2,935	CNX Resources Corp. (a)	52
2,258	Concho Resources, Inc. (a)	312
15,356	ConocoPhillips	1,069
391	CONSOL Energy, Inc. (a)	15
1,102	Continental Resources, Inc. (a)	71
1,720	Devon Energy Corp.	76
1,666	Diamondback Energy, Inc.	219
1,194	Energen Corp. (a)	87
32,480	EOG Resources, Inc.	4,041
3,079	EQT Corp.	170
1,497	Extraction Oil & Gas, Inc. (a)	22
152,514	Exxon Mobil Corp.	12,618
66,065	Hess Corp.	4,419
7,010	HollyFrontier Corp.	480
126,111	Kinder Morgan, Inc.	2,228
2,935	Kosmos Energy Ltd. (a)	24
13,434	Marathon Oil Corp.	280
95,602	Marathon Petroleum Corp.	6,707
6,375	Murphy Oil Corp.	215
7,642	Noble Energy, Inc.	270
27,015	Occidental Petroleum Corp.	2,261
13,974	ONEOK, Inc.	976
2,914	Parsley Energy, Inc., Class – A (a)	88
4,112	PBF Energy, Inc., Class – A	172
19,342	Phillips 66	2,172
2,428	Pioneer Natural Resources Co.	459
2,033	RSP Permian, Inc. (a)	89
2,084	SM Energy Co.	54
9,770	Southwestern Energy Co. (a)	52
7,146	Targa Resources Corp.	354
36,562	The Williams Companies, Inc.	991
19,759	Valero Energy Corp.	2,190

Shares	Security Description	Value (000)
	Oil, Gas & Consumable Fuels (continued)
484	Whiting Petroleum Corp. (a)	$26
7,852	World Fuel Services Corp.	160

		56,633

	Paper & Forest Products — 0.02%
2,326	Domtar Corp.	111

	Personal Products — 0.21%
13,021	Coty, Inc., Class – A	184
14,635	Edgewell Personal Care Co. (a)	738
972	Herbalife Ltd. (a)	52
600	Nu Skin Enterprises, Inc., Class – A	47
1,698	The Estee Lauder Companies, Inc., Class – A	242

		1,263

	Pharmaceuticals — 5.59%
983	Akorn, Inc. (a)	16
52,943	Bristol-Myers Squibb Co.	2,930
24,187	Eli Lilly & Co.	2,064
70,216	Johnson & Johnson	8,520
119,918	Merck & Co., Inc.	7,279
7,259	Mylan N.V. (a)	262
9,443	Perrigo Co. PLC	688
249,365	Pfizer, Inc.	9,048
113,000	Teva Pharmaceutical Industries Ltd., ADR	2,748

		33,555

	Professional Services — 0.17%
950	IHS Markit Ltd. (a)	49
881	ManpowerGroup, Inc.	76
27,475	Nielsen Holdings PLC	850
936	Robert Half International, Inc.	61

		1,036

	Real Estate Management & Development — 0.05%
2,497	CBRE Group, Inc., Class – A (a)	120
402	Howard Hughes Corp. (a)	53
508	Jones Lang LaSalle, Inc.	84
714	Realogy Holdings Corp.	16

		273

	Road & Rail — 1.07%
539	CSX Corp.	34
9,399	Genesee & Wyoming, Inc., Class – A (a)	764
6,860	Kansas City Southern	727
12,209	Norfolk Southern Corp.	1,842
128	Old Dominion Freight Line, Inc.	19
1,974	Ryder System, Inc.	142
20,604	Union Pacific Corp.	2,920

		6,448

	Semiconductors & Semiconductor Equipment — 3.42%
7,694	Analog Devices, Inc.	738
888	Broadcom, Inc.	215
8,610	Cypress Semiconductor Corp.	134
1,189	First Solar, Inc. (a)	63
224,815	Intel Corp.	11,175
3,622	KLA-Tencor Corp.	371
1,456	Lam Research Corp.	252
2,191	Marvell Technology Group Ltd.	47

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
5,918	Maxim Integrated Products, Inc.	$347
11,661	Micron Technology, Inc. (a)	612
3,862	NXP Semiconductors N.V. (a)	422
321	ON Semiconductor Corp. (a)	7
57,741	Qualcomm, Inc.	3,240
1,542	Skyworks Solutions, Inc.	149
1,892	Teradyne, Inc.	72
23,905	Texas Instruments, Inc.	2,636
531	Versum Materials, Inc.	20
115	Xilinx, Inc.	8

		20,508

	Software — 1.22%
207	Autodesk, Inc. (a)	27
8,566	CA, Inc.	305
1,622	Dell Technologies, Inc., Class – V (a)	137
1,058	FireEye, Inc. (a)	16
284	Guidewire Software, Inc. (a)	25
151,626	Oracle Corp.	6,682
668	Synopsys, Inc. (a)	57
533	VMware, Inc., Class – A (a)	78

		7,327

	Specialty Retail — 1.24%
297	Advance Auto Parts, Inc.	40
346	AutoNation, Inc. (a)	17
22	AutoZone, Inc. (a)	15
41,527	Bed Bath & Beyond, Inc.	827
10,735	Best Buy Co., Inc.	801
172	Burlington Stores, Inc. (a)	26
5,282	Dick’s Sporting Goods, Inc.	186
10,645	Foot Locker, Inc.	560
1,205	GameStop Corp., Class – A	18
9,406	Gap, Inc.	305
1,404	Penske Automotive Group, Inc.	66
18,896	Signet Jewelers Ltd.	1,053
15,649	The Home Depot, Inc.	3,053
620	Tiffany & Co.	82
1,402	Urban Outfitters, Inc. (a)	62
5,753	Williams-Sonoma, Inc.	353

		7,464

	Technology Hardware, Storage & Peripherals — 1.29%
5,355	Apple, Inc.	992
250,925	HP, Inc.	5,694
3,862	NetApp, Inc.	303
7,226	Western Digital Corp.	559
7,936	Xerox Corp.	190

		7,738

	Textiles, Apparel & Luxury Goods — 0.61%
22,929	Hanesbrands, Inc.	505
942	Lululemon Athletica, Inc. (a)	118
2,170	Michael Kors Holdings Ltd. (a)	145
433	PVH Corp.	65
4,349	Ralph Lauren Corp.	547
399	Skechers USA, Inc., Class – A (a)	12

Shares	Security Description	Value (000)
	Textiles, Apparel & Luxury Goods (continued)
7,332	Tapestry, Inc.	$342
266	Under Armour, Inc., Class – A (a)	6
38,555	Under Armour, Inc., Class – C (a)	813
13,622	V.F. Corp.	1,110

		3,663

	Thrifts & Mortgage Finance — 0.03%
17,223	New York Community Bancorp, Inc.	190

	Tobacco — 0.66%
43,309	Altria Group, Inc.	2,460
18,828	Philip Morris International, Inc.	1,520

		3,980

	Trading Companies & Distributors — 0.17%
1,710	Air Lease Corp.	72
6,388	Fastenal Co.	308
2,413	HD Supply Holdings, Inc. (a)	103
1,918	MSC Industrial Direct Co., Inc., Class – A	163
687	W.W. Grainger, Inc.	212
763	Watsco, Inc.	136
884	WESCO International, Inc. (a)	50

		1,044

	Transportation Infrastructure — 0.04%
5,788	Macquarie Infrastructure Corp.	244

	Water Utilities — 0.01%
1,776	Aqua America, Inc.	62

	Wireless Telecommunication Services — 0.47%
5,576	Telephone & Data Systems, Inc.	153
44,793	T-Mobile USA, Inc. (a)	2,677
200	U.S. Cellular Corp. (a)	7

		2,837

	Total Common Stocks	555,658

Principal Amount (000)
	Time Deposit — 0.00%
$9	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	9

	Total Time Deposit	9

Shares
	Mutual Funds — 7.07%
2,085,124	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.68% (b)	2,085
6,840	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (b)	7
40,346,546	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (b)	40,347

	Total Mutual Funds	42,439

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 0.00%
$11	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $11,488 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $11,716)^^	$11

	Total Repurchase Agreement	11

	Total Investments (cost $480,056) — 99.66%	598,117
	Other assets in excess of liabilities — 0.34%	2,015

	Net Assets — 100.00%	$600,132

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $18 (amount in thousands).
^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Value Equity Portfolio	Cadence Capital Management, LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	46.30%	46.29%	—	92.59%
Time Deposit	—	0.00%	—	0.00%
Mutual Funds	0.45%	5.91%	0.71%	7.07%
Repurchase Agreement	0.00%	—	—	0.00%
Other Assets (Liabilities)	0.05%	0.29%	0.00%	0.34%

Total Net Assets	46.80%	52.49%	0.71%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	163	9/21/18	$22,181	$(437)
E-Mini S&P Midcap 400 Future	56	9/21/18	10,954	(277)

			$33,135	$(714)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(714)

	Total Net Unrealized Appreciation/(Depreciation)			$(714)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 86.11%
	Aerospace & Defense — 1.73%
14,293	Arconic, Inc.	$243
1,249	Curtiss-Wright Corp.	149
10,258	General Dynamics Corp.	1,912
4,088	Hexcel Corp.	271
1,119	Huntington Ingalls Industries, Inc.	243
2,599	L3 Technologies, Inc.	500
7,955	Lockheed Martin Corp.	2,350
4,632	Rockwell Collins, Inc.	624
1,175	Teledyne Technologies, Inc. (a)	234
12,769	Textron, Inc.	842
9,356	The Boeing Co.	3,139
44,428	United Technologies Corp.	5,554

		16,061

	Air Freight & Logistics — 0.32%
28,213	United Parcel Service, Inc., Class – B	2,997

	Airlines — 0.64%
11,450	Alaska Air Group, Inc.	691
13,753	American Airlines Group, Inc.	522
1,938	Copa Holdings SA, Class – A	183
57,722	Delta Air Lines, Inc.	2,861
18,040	JetBlue Airways Corp. (a)	342
5,020	Southwest Airlines Co.	255
1,621	Spirit Airlines, Inc. (a)	59
14,730	United Continental Holdings, Inc. (a)	1,027

		5,940

	Auto Components — 0.18%
5,485	Adient PLC	270
1,077	Aptiv PLC	98
6,681	BorgWarner, Inc.	288
1,094	Delphi Technologies PLC	50
2,959	Gentex Corp.	68
18,442	Goodyear Tire & Rubber Co.	430
1,936	Lear Corp.	360
335	Visteon Corp. (a)	43

		1,607

	Automobiles — 0.88%
279,031	Ford Motor Co.	3,089
96,668	General Motors Co.	3,809
30,541	Harley-Davidson, Inc.	1,285
269	Thor Industries, Inc.	26

		8,209

	Banks — 9.01%
13,739	Associated Banc-Corp.	375
359,201	Bank of America Corp.	10,126
3,306	Bank of Hawaii Corp.	276
6,666	Bank of the Ozarks, Inc.	300
5,819	BankUnited, Inc.	238
75,503	BB&T Corp.	3,808
1,436	BOK Financial Corp.	135
7,208	CIT Group, Inc.	363
103,785	Citigroup, Inc.	6,945
42,590	Citizens Financial Group, Inc.	1,657
9,410	Comerica, Inc.	856

Shares	Security Description	Value (000)
	Banks (continued)
5,312	Commerce Bancshares, Inc.	$344
4,624	Cullen/Frost Bankers, Inc.	501
7,764	East West Bancorp, Inc.	506
59,477	Fifth Third Bancorp	1,707
243	First Citizens BancShares, Inc., Class – A	98
5,121	First Hawaiian, Inc.	149
25,370	First Horizon National Corp.	453
8,966	First Republic Bank	868
26,261	FNB Corp.	352
115,444	Huntington Bancshares, Inc.	1,704
157,537	JPMorgan Chase & Co.	16,416
93,835	KeyCorp	1,834
8,064	M&T Bank Corp.	1,372
10,405	PacWest Bancorp	514
28,501	People’s United Financial, Inc.	516
1,434	Pinnacle Financial Partners, Inc.	88
39,320	PNC Financial Services Group, Inc.	5,312
8,354	Popular, Inc.	378
3,742	Prosperity Bancshares, Inc.	256
64,405	Regions Financial Corp.	1,145
1,927	Signature Bank (a)	246
6,871	Sterling Bancorp/DE	161
40,939	SunTrust Banks, Inc.	2,703
1,621	SVB Financial Group (a)	468
3,615	Synovus Financial Corp.	191
14,328	TCF Financial Corp.	353
558	Texas Capital Bancshares, Inc. (a)	51
121,401	U.S. Bancorp	6,072
6,758	Umpqua Holdings Corp.	153
3,022	Webster Financial Corp.	193
226,451	Wells Fargo & Co.	12,554
3,506	Western Alliance Bancorp (a)	198
1,720	Wintrust Financial Corp.	150
11,016	Zions Bancorp	580

		83,665

	Beverages — 1.01%
12,924	Molson Coors Brewing Co., Class – B	879
7,185	Monster Beverage Corp.(a)	412
33,960	PepsiCo, Inc.	3,697
99,729	The Coca-Cola Co.	4,374

		9,362

	Biotechnology — 1.75%
33,214	AbbVie, Inc.	3,077
134	Agios Pharmaceuticals, Inc. (a)	11
5,298	Alexion Pharmaceuticals, Inc. (a)	658
347	Alnylam Pharmaceuticals, Inc. (a)	34
24,716	Amgen, Inc.	4,562
3,916	Biogen Idec, Inc. (a)	1,137
482	Bluebird Bio, Inc. (a)	76
12,325	Celgene Corp. (a)	979
69,912	Gilead Sciences, Inc.	4,952
1,554	Regeneron Pharmaceuticals, Inc. (a)	536
2,146	United Therapeutics Corp. (a)	243

		16,265

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Building Products — 0.39%
2,499	Allegion PLC	$193
5,813	Fortune Brands Home & Security, Inc.	312
72,183	Johnson Controls International PLC	2,414
100	Lennox International, Inc.	20
3,303	Masco Corp.	124
5,959	Owens Corning, Inc.	378
4,590	USG Corp.	198

		3,639

	Capital Markets — 2.54%
2,968	Affiliated Managers Group, Inc.	441
8,845	Ameriprise Financial, Inc.	1,237
21,069	Bank of New York Mellon Corp.	1,136
14,604	BGC Partners, Inc., Class – A	165
7,396	BlackRock, Inc., Class – A	3,692
252	CBOE Holdings, Inc.	26
10,181	CME Group, Inc.	1,669
7,033	E*Trade Financial Corp. (a)	430
5,400	Eaton Vance Corp.	282
4,859	Federated Investors, Inc., Class – B	113
29,969	Franklin Resources, Inc.	961
11,730	Goldman Sachs Group, Inc.	2,587
473	Interactive Brokers Group, Inc., Class – A	30
9,257	IntercontinentalExchange Group, Inc.	681
36,855	Invesco Ltd.	979
16,954	Jefferies Financial Group, Inc.	386
6,006	Lazard Ltd., Class – A	294
9,853	Legg Mason, Inc.	342
66,108	Morgan Stanley	3,134
9,332	Northern Trust Corp.	960
5,802	Raymond James Financial, Inc.	518
19,380	State Street Corp.	1,804
11,992	T. Rowe Price Group, Inc.	1,392
3,867	The NASDAQ OMX Group, Inc.	353

		23,612

	Chemicals — 2.35%
18,947	Air Products & Chemicals, Inc.	2,951
3,588	Albemarle Corp.	338
2,059	Ashland Global Holdings, Inc.	161
3,993	Axalta Coating Systems Ltd. (a)	121
3,627	Cabot Corp.	224
3,993	Celanese Corp., Series A	443
13,735	CF Industries Holdings, Inc.	610
123,359	DowDuPont, Inc.	8,131
11,439	Eastman Chemical Co.	1,143
4,559	Ecolab, Inc.	640
2,593	FMC Corp.	231
15,474	Huntsman Corp.	452
3,692	International Flavors & Fragrances, Inc.	458
19,576	LyondellBasell Industries N.V., Class – A	2,150
19	NewMarket Corp.	8
9,705	Olin Corp.	279
3,710	Platform Specialty Products Corp. (a)	43
7,613	PPG Industries, Inc.	790
8,933	Praxair, Inc.	1,413

Shares	Security Description	Value (000)
	Chemicals (continued)
6,883	RPM International, Inc.	$401
17,564	The Mosaic Co.	493
1,860	The Scotts Miracle-Gro Co.	155
6,489	Valvoline, Inc.	140
524	W.R. Grace & Co.	38
158	Westlake Chemical Corp.	17

		21,830

	Commercial Services & Supplies — 0.26%
3,333	ADT, Inc.	29
1,620	Clean Harbors, Inc. (a)	90
2,493	Copart, Inc. (a)	141
3,861	KAR Auction Services, Inc.	212
10,555	Pitney Bowes, Inc.	90
6,916	Republic Services, Inc., Class – A	473
3,814	Stericycle, Inc. (a)	249
13,703	Waste Management, Inc.	1,114

		2,398

	Communications Equipment — 1.47%
9,534	Arris International PLC (a)	233
267,204	Cisco Systems, Inc.	11,498
6,049	Commscope Holding, Inc. (a)	177
1,655	EchoStar Corp., Class – A (a)	73
1,393	F5 Networks, Inc. (a)	240
32,570	Juniper Networks, Inc.	893
4,776	Motorola Solutions, Inc.	556

		13,670

	Construction & Engineering — 0.16%
8,561	AECOM Technology Corp. (a)	283
7,588	Fluor Corp.	370
6,710	Jacobs Engineering Group, Inc.	426
6,619	Quanta Services, Inc. (a)	221
1,187	Valmont Industries, Inc.	179

		1,479

	Construction Materials — 0.02%
966	Eagle Materials, Inc., Class – A	101
177	Martin Marietta Materials, Inc.	40
269	Vulcan Materials Co.	35

		176

	Consumer Finance — 0.87%
23,693	Ally Financial, Inc.	622
21,818	American Express Co.	2,138
25,220	Capital One Financial Corp.	2,319
279	Credit Acceptance Corp. (a)	99
14,010	Discover Financial Services	986
21,660	Navient Corp.	282
3,725	OneMain Holdings, Inc. (a)	124
6,595	Santander Consumer USA Holdings, Inc.	126
23,443	SLM Corp. (a)	268
33,172	Synchrony Financial	1,107

		8,071

	Containers & Packaging — 0.57%
2,015	AptarGroup, Inc.	188
755	Ardagh Group SA	13
11,252	Ball Corp.	400

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Containers & Packaging (continued)
7,219	Bemis Company, Inc.	$305
4,164	Berry Plastics Group, Inc. (a)	191
2,139	Crown Holdings, Inc. (a)	96
16,014	Graphic Packaging Holding Co.	232
31,390	International Paper Co.	1,635
5,060	Owens-Illinois, Inc. (a)	85
2,466	Packaging Corporation of America	276
2,455	Sealed Air Corp.	104
2,798	Silgan Holdings	75
5,980	Sonoco Products Co.	314
23,729	WestRock Co.	1,353

		5,267

	Distributors — 0.16%
13,193	Genuine Parts Co.	1,211
8,534	LKQ Corp. (a)	272

		1,483

	Diversified Consumer Services — 0.06%
274	Bright Horizons Family Solutions, Inc. (a)	28
193	Graham Holdings Co.	113
14,764	H&R Block, Inc.	337
2,889	Service Corporation International	103

		581

	Diversified Financial Services — 1.32%
4,244	AXA Equitable Holdings, Inc. (a)	87
64,034	Berkshire Hathaway, Inc., Class – B (a)	11,953
5,240	Voya Financial, Inc.	246

		12,286

	Diversified Telecommunication Services — 2.64%
374,476	AT&T, Inc.	12,024
53,159	CenturyLink, Inc.	991
225,989	Verizon Communications, Inc.	11,370
4,066	Zayo Group Holdings, Inc. (a)	148

		24,533

	Electric Utilities — 2.32%
10,050	Alliant Energy Corp.	425
21,212	American Electric Power, Inc.	1,469
2,985	Avangrid, Inc.	158
36,916	Duke Energy Corp.	2,919
17,079	Edison International	1,081
7,669	Entergy Corp.	620
10,068	Evergy, Inc.	565
16,925	Eversource Energy	992
47,879	Exelon Corp.	2,040
19,424	FirstEnergy Corp.	698
5,642	Hawaiian Electric Industries, Inc.	194
23,732	NextEra Energy, Inc.	3,964
10,380	OGE Energy Corp.	365
21,181	PG&E Corp.	901
5,749	Pinnacle West Capital Corp.	463
35,980	PPL Corp.	1,027
53,037	The Southern Co.	2,456
26,429	Xcel Energy, Inc.	1,207

		21,544

Shares	Security Description	Value (000)
	Electrical Equipment — 0.72%
2,157	Acuity Brands, Inc.	$250
10,788	AMETEK, Inc.	778
36,390	Eaton Corp. PLC	2,719
23,265	Emerson Electric Co.	1,609
1,178	GrafTech International Ltd.	21
2,867	Hubbell, Inc.	303
5,343	nVent Electric PLC (a)	134
2,366	Regal-Beloit Corp.	194
3,418	Rockwell Automation, Inc.	568
2,578	Sensata Technologies Holding PLC (a)	123

		6,699

	Electronic Equipment, Instruments & Components — 0.39%
4,772	Arrow Electronics, Inc. (a)	359
6,493	Avnet, Inc.	278
216	Coherent, Inc. (a)	34
52,490	Corning, Inc.	1,445
3,196	Dolby Laboratories, Inc., Class – A	197
6,857	FLIR Systems, Inc.	356
5,617	Jabil Circuit, Inc.	155
6,195	Keysight Technologies, Inc. (a)	366
126	Littelfuse, Inc.	29
3,648	National Instruments Corp.	153
8,145	Trimble Navigation Ltd. (a)	267

		3,639

	Energy Equipment & Services — 1.17%
2,426	Apergy Corp. (a)	101
33,532	Baker Hughes, Inc.	1,108
8,619	Helmerich & Payne, Inc.	550
30,215	Nabors Industries Ltd.	194
20,488	National Oilwell Varco, Inc.	889
2,219	Oceaneering International, Inc.	56
7,294	Patterson-UTI Energy, Inc.	131
2,410	RPC, Inc.	35
112,043	Schlumberger Ltd.	7,511
14,181	Transocean Ltd. (a)	191
30,983	Weatherford International PLC (a)	102

		10,868

	Equity Real Estate Investment Trusts — 3.76%
4,260	Alexandria Real Estate Equities, Inc.	537
7,348	American Campus Communities, Inc.	315
10,499	American Homes 4 Rent, Class – A	233
5,254	American Tower Corp.	757
8,504	Apartment Investment & Management Co., Class – A	360
11,748	Apple Hospitality REIT, Inc.	210
7,524	AvalonBay Communities, Inc.	1,294
8,147	Boston Properties, Inc.	1,022
9,530	Brandywine Realty Trust	161
16,275	Brixmor Property Group, Inc.	284
4,764	Camden Property Trust	434
20,224	Colony Capital, Inc.	126
6,085	Columbia Property Trust, Inc.	138
2,245	CoreCivic, Inc.	54
423	Coresite Realty Corp.	47

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
5,306	Corporate Office Properties Trust	$154
8,329	Crown Castle International Corp.	898
7,953	CubeSmart	256
4,193	CyrusOne, Inc.	245
4,096	DCT Industrial Trust, Inc.	273
8,314	DDR Corp.	149
9,136	Digital Realty Trust, Inc.	1,019
6,704	Douglas Emmett, Inc.	269
18,468	Duke Realty Corp.	536
6,969	Empire State Realty Trust, Inc., Class – A	119
3,735	EPR Properties	242
877	Equinix, Inc.	377
4,880	Equity Commonwealth (a)	154
1,072	Equity Lifestyle Properties, Inc.	99
19,222	Equity Residential	1,225
3,638	Essex Property Trust, Inc.	870
1,906	Extra Space Storage, Inc.	190
3,935	Federal Realty Investment Trust	498
12,292	Forest City Realty Trust, Inc., Class – A	280
8,388	Gaming & Leisure Properties, Inc.	300
33,252	GGP, Inc.	679
25,066	HCP, Inc.	647
10,794	Healthcare Trust of America, Inc., Class – A	291
5,498	Highwoods Properties, Inc.	279
8,731	Hospitality Properties Trust	250
38,901	Host Hotels & Resorts, Inc.	820
7,633	Hudson Pacific Property, Inc.	270
12,416	Invitation Homes, Inc.	286
12,736	Iron Mountain, Inc.	446
4,318	JBG Smith Properties	157
5,226	Kilroy Realty Corp.	395
22,254	Kimco Realty Corp.	378
1,257	Lamar Advertising Co., Class – A	86
7,500	Liberty Property Trust	332
2,304	Life Storage, Inc.	224
19,090	Medical Properties Trust, Inc.	268
6,041	Mid-America Apartment Communities, Inc.	608
8,158	National Retail Properties, Inc.	359
10,366	OMEGA Healthcare Investors, Inc.	321
7,201	Outfront Media, Inc.	140
10,985	Paramount Group, Inc.	169
8,596	Parks Hotels & Resorts, Inc.	263
2,923	Piedmont Office Realty Trust, Inc., Class – A	58
28,535	Prologis, Inc.	1,875
1,732	Public Storage	393
6,674	Rayonier, Inc.	258
15,479	Realty Income Corp.	833
8,050	Regency Centers Corp.	500
11,967	Retail Properties of America, Inc., Class – A	153
12,443	Senior Housing Properties Trust	225
4,706	Simon Property Group, Inc.	801
4,904	SL Green Realty Corp.	493
384	Spirit MTA REIT (a)	4

Shares	Security Description	Value (000)
	Equity Real Estate Investment Trusts (continued)
24,589	Spirit Realty Capital, Inc.	$197
9,390	Store Capital Corp.	257
4,003	Sun Communities, Inc.	392
1,845	Tanger Factory Outlet Centers, Inc.	43
713	Taubman Centers, Inc.	42
7,470	The Macerich Co.	425
14,109	UDR, Inc.	530
7,400	Uniti Group, Inc.	148
19,591	Ventas, Inc.	1,116
51,643	VEREIT, Inc.	384
11,975	VICI Properties, Inc.	247
9,241	Vornado Realty Trust	683
6,507	Weingarten Realty Investors	200
20,494	Welltower, Inc.	1,286
33,579	Weyerhaeuser Co.	1,225
5,754	WP Carey, Inc.	382

		34,943

	Food & Staples Retailing — 2.06%
1,232	Casey’s General Stores, Inc.	129
81,423	CVS Caremark Corp.	5,240
11,105	Sysco Corp.	758
46,894	The Kroger Co.	1,334
6,771	US Foods Holding Corp. (a)	256
71,993	Walgreens Boots Alliance, Inc.	4,321
82,977	Wal-Mart Stores, Inc.	7,107

		19,145

	Food Products — 2.20%
43,291	Archer-Daniels-Midland Co.	1,984
27,413	Bunge Ltd.	1,910
9,988	Campbell Soup Co.	405
29,707	ConAgra Foods, Inc.	1,061
14,356	Flowers Foods, Inc.	299
57,160	General Mills, Inc.	2,530
5,583	Hershey Co.	520
21,854	Hormel Foods Corp.	813
5,521	Ingredion, Inc.	611
10,834	Kellogg Co.	757
7,267	Lamb Weston Holding, Inc.	498
3,735	McCormick & Company, Inc.	434
86,038	Mondelez International, Inc., Class – A	3,527
2,623	Pilgrim’s Pride Corp. (a)	53
3,954	Pinnacle Foods, Inc.	257
1,067	Post Holdings, Inc. (a)	92
9	Seaboard Corp.	36
4,914	The Hain Celestial Group, Inc. (a)	146
10,337	The J.M. Smucker Co.	1,111
35,098	The Kraft Heinz Co.	2,205
2,692	TreeHouse Foods, Inc. (a)	141
14,351	Tyson Foods, Inc., Class – A	988

		20,378

	Gas Utilities — 0.12%
4,706	Atmos Energy Corp.	424
4,240	National Fuel Gas Co.	225
8,594	UGI Corp.	447

		1,096

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies — 2.02%
56,292	Abbott Laboratories	$3,432
14,762	Baxter International, Inc.	1,090
7,893	Becton, Dickinson & Co.	1,891
10,393	Boston Scientific Corp. (a)	340
20,490	Danaher Corp.	2,022
7,409	Dentsply Sirona, Inc.	324
724	Hill-Rom Holdings, Inc.	63
8,622	Hologic, Inc. (a)	343
505	Integra LifeSciences Holdings Corp. (a)	33
80,485	Medtronic PLC	6,891
2,792	Steris PLC	293
1,223	Teleflex, Inc.	328
1,329	The Cooper Companies, Inc.	313
1,733	West Pharmaceutical Services, Inc.	172
11,026	Zimmer Holdings, Inc.	1,229

		18,764

	Health Care Providers & Services — 1.93%
2,752	Acadia Healthcare Company, Inc. (a)	113
6,819	Aetna, Inc.	1,251
8,484	Anthem, Inc.	2,019
44,794	Cardinal Health, Inc.	2,187
4,408	Centene Corp. (a)	543
9,802	CIGNA Corp.	1,666
5,715	DaVita Healthcare Partners, Inc. (a)	397
3,325	Envision Healthcare Corp. (a)	146
29,477	Express Scripts Holding Co. (a)	2,277
2,653	HCA Holdings, Inc.	272
7,650	Henry Schein, Inc. (a)	556
3,326	Humana, Inc.	990
3,209	Laboratory Corporation of America Holdings (a)	576
760	LifePoint Hospitals, Inc., Class – A (a)	37
10,597	McKesson Corp.	1,414
4,984	MEDNAX, Inc. (a)	216
293	Molina Heathcare, Inc. (a)	29
8,614	Patterson Companies, Inc.	195
1,176	Premier, Inc., Class – A (a)	43
4,495	Quest Diagnostics, Inc.	494
13,777	Qurate Retail, Inc. (a)	292
6,033	UnitedHealth Group, Inc.	1,480
4,604	Universal Health Services, Inc., Class – B	513
1,033	WellCare Health Plans, Inc. (a)	254

		17,960

	Health Care Technology — 0.08%
11,922	Cerner Corp. (a)	713

	Hotels, Restaurants & Leisure — 1.91%
7,831	Aramark	291
19,370	Caesars Entertainment Corp. (a)	207
35,425	Carnival Corp., Class – A	2,031
4,510	Darden Restaurants, Inc.	483
9,502	Extended Stay America, Inc.	205
851	Hilton Grand Vacations (a)	30
1,504	Hyatt Hotels Corp., Class – A	116
5,664	International Game Technology PLC	132

Shares	Security Description	Value (000)
	Hotels, Restaurants & Leisure (continued)
14,955	Las Vegas Sands Corp.	$1,142
40,218	McDonald’s Corp.	6,301
15,614	MGM Resorts International	453
6,768	Norwegian Cruise Line Holdings Ltd. (a)	320
12,796	Royal Caribbean Cruises Ltd.	1,326
1,740	Six Flags Entertainment Corp.	122
61,356	Starbucks Corp.	2,996
1,060	Vail Resorts, Inc.	291
6,008	Wyndham Worldwide Corp.	266
11,074	Yum China Holdings, Inc.	426
7,477	YUM! Brands, Inc.	585

		17,723

	Household Durables — 0.53%
10,440	D.R. Horton, Inc.	428
8,614	Garmin Ltd.	525
7,715	Leggett & Platt, Inc.	344
8,792	Lennar Corp., Class – A	462
519	Lennar Corp., Class – B	22
2,037	Mohawk Industries, Inc. (a)	436
34,961	Newell Rubbermaid, Inc.	902
10,320	PulteGroup, Inc.	297
4,676	Toll Brothers, Inc.	173
1,604	Tupperware Brands Corp.	66
8,447	Whirlpool Corp.	1,235

		4,890

	Household Products — 2.07%
4,310	Church & Dwight Co., Inc.	229
71,411	Colgate-Palmolive Co.	4,628
1,524	Energizer Holdings, Inc.	96
28,949	Kimberly-Clark Corp.	3,049
985	Spectrum Brands Holdings, Inc.	80
5,668	The Clorox Co.	767
133,143	The Procter & Gamble Co.	10,394

		19,243

	Independent Power & Renewable Electricity Producers — 0.11%
10,210	NRG Energy, Inc., Class – C	313
29,449	The AES Corp.	396
13,373	Vistra Energy Corp. (a)	316

		1,025

	Industrial Conglomerates — 1.43%
19,024	3M Co.	3,742
3,212	Carlisle Companies, Inc.	348
524,107	General Electric Co.	7,134
9,312	Honeywell International, Inc.	1,341
2,692	Roper Industries, Inc.	743

		13,308

	Insurance — 4.07%
67,738	Aflac, Inc.	2,914
439	Alleghany Corp.	252
11,515	Allstate Corp.	1,051
2,370	American Financial Group, Inc.	254

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance (continued)
70,621	American International Group, Inc.	$3,744
262	American National Insurance Co.	31
10,749	Arch Capital Group Ltd. (a)	284
10,143	Arthur J. Gallagher & Co.	662
4,853	Aspen Insurance Holdings Ltd.	198
3,398	Assurant, Inc.	352
3,674	Assured Guaranty Ltd.	131
7,712	Athene Holding Ltd. (a)	338
7,425	AXIS Capital Holdings Ltd.	413
3,879	Brighthouse Financial, Inc. (a)	155
7,220	Brown & Brown, Inc.	200
38,867	Chubb Ltd.	4,937
9,460	Cincinnati Financial Corp.	632
2,443	CNA Financial Corp.	112
233	Erie Indemnity Co., Class – A	27
2,981	Everest Re Group Ltd.	686
6,814	First American Financial Corp.	352
21,742	FNF Group	818
1,416	Hanover Insurance Group, Inc.	169
11,843	Hartford Financial Services Group, Inc.	606
12,388	Lincoln National Corp.	771
16,049	Loews Corp.	775
417	Markel Corp. (a)	452
8,828	Marsh & McLennan Companies, Inc.	724
2,425	Mercury General Corp.	110
91,207	MetLife, Inc.	3,978
21,891	Old Republic International Corp.	436
34,348	Principal Financial Group, Inc.	1,819
1,543	ProAssurance Corp.	55
42,903	Prudential Financial, Inc.	4,013
3,685	Reinsurance Group of America	492
1,202	RenaissanceRe Holdings Ltd.	145
17,541	The Travelers Companies, Inc.	2,146
3,524	Torchmark Corp.	287
19,366	Unum Group	716
3,963	Validus Holdings Ltd.	268
5,455	W.R. Berkley Corp.	395
190	White Mountains Insurance Group Ltd.	172
4,330	Willis Towers Watson PLC	656
5,415	XL Group Ltd.	303

		38,031

	Internet Software & Services — 0.17%
2,459	Akamai Technologies, Inc. (a)	180
35,019	eBay, Inc. (a)	1,270
584	LogMeln, Inc.	60
513	Zillow Group, Inc., Class – A (a)	31
1,049	Zillow Group, Inc., Class – C (a)	62

		1,603

	IT Services — 1.19%
5,366	Accenture PLC, Class – A	878
4,724	Amdocs Ltd.	313
296	Booz Allen Hamilton Holding Corp.	13
9,344	Cognizant Technology Solutions Corp.	738
6,295	Conduent, Inc. (a)	114

Shares	Security Description	Value (000)
	IT Services (continued)
1,021	CoreLogic, Inc. (a)	$53
9,319	DXC Technology Co.	751
754	Euronet Worldwide, Inc. (a)	63
9,877	Fidelity National Information Services, Inc.	1,047
2,929	Genpact Ltd.	85
1,940	Global Payments, Inc.	216
30,879	International Business Machines Corp.	4,315
8,486	Leidos Holdings, Inc.	501
7,862	Paychex, Inc.	537
7,915	Sabre Corp.	195
447	Switch, Inc., Class – A	5
1,564	Teradata Corp. (a)	63
22,576	Western Union Co.	459
8,722	Worldpay, Inc., Class – A (a)	713

		11,059

	Leisure Products — 0.08%
3,924	Brunswick Corp.	253
3,661	Hasbro, Inc.	338
8,908	Mattel, Inc.	146

		737

	Life Sciences Tools & Services — 0.66%
16,384	Agilent Technologies, Inc.	1,013
699	Bio-Rad Laboratories, Inc., Class – A (a)	202
663	Bio-Techne Corp.	98
3,808	Bruker Biosciences Corp.	111
413	Charles River Laboratories International, Inc. (a)	46
2,727	Illumina, Inc. (a)	762
5,341	IQVIA Holdings, Inc. (a)	533
3,578	PerkinElmer, Inc.	262
7,150	Qiagen N.V. (a)	259
12,377	Thermo Electron Corp.	2,563
1,564	Waters Corp. (a)	303

		6,152

	Machinery — 1.49%
3,577	AGCO Corp.	217
16,164	Caterpillar, Inc.	2,193
4,928	Colfax Corp. (a)	151
1,652	Crane Co.	132
12,131	Cummins, Inc.	1,613
360	Donaldson Company, Inc.	16
9,319	Dover Corp.	682
4,367	Flowserve Corp.	176
7,455	Fortive Corp.	575
2,199	Gardner Denver Holdings, Inc. (a)	65
1,418	Gates Industrial Corp. PLC (a)	23
157	IDEX Corp.	21
8,840	Illinois Tool Works, Inc.	1,225
16,904	Ingersoll-Rand PLC	1,517
4,739	ITT, Inc.	248
1,208	Lincoln Electric Holdings, Inc.	106
117	Nordson, Inc.	15
3,992	Oshkosh Corp.	281
18,683	PACCAR, Inc.	1,158
3,552	Parker Hannifin Corp.	554

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
5,344	Pentair PLC	$225
4,836	Snap-on, Inc.	777
5,060	Stanley Black & Decker, Inc.	672
3,895	Terex Corp.	164
697	The Middleby Corp. (a)	73
5,343	The Timken Co.	233
8,043	Trinity Industries, Inc.	276
1,044	WABCO Holdings, Inc. (a)	122
1,832	Wabtec Corp.	181
2,646	Xylem, Inc.	178

		13,869

	Marine — 0.03%
3,103	Kirby Corp. (a)	259

	Media — 2.34%
737	AMC Networks, Inc. (a)	46
1,766	Charter Communications, Inc., Class – A (a)	518
12,244	Cinemark Holdings, Inc.	430
268,648	Comcast Corp., Class – A	8,813
7,368	Discovery Communications, Inc., Class – A (a)	203
15,624	Discovery Communications, Inc., Class – C (a)	398
10,284	Dish Network Corp. (a)	346
4,805	GCI Liberty, Inc., Class – A (a)	217
2,133	John Wiley & Sons, Inc., Class – A	133
1,280	Liberty Broadband, Class – A (a)	97
5,011	Liberty Broadband, Class – C (a)	379
1,251	Liberty Media Group, Class – A (a)	44
9,331	Liberty Media Group, Class – C (a)	346
4,153	Liberty SiriusXM Group, Class – A (a)	187
5,667	Liberty SiriusXM Group, Class – C (a)	257
2,232	Lions Gate Entertainment Corp., Class – A	55
4,136	Lions Gate Entertainment Corp., Class – B	97
4,264	News Corp., Inc.	68
18,458	News Corp., Inc., Class – A	286
11,748	Omnicom Group, Inc.	896
22,250	Sirius XM Holdings, Inc.	151
5,303	TEGNA, Inc.	58
75,629	The Interpublic Group of Companies, Inc.	1,773
550	The Madison Square Garden Co., Class – A (a)	171
13,955	The Walt Disney Co.	1,463
4,652	Tribune Media Co., Class – A	178
50,621	Twenty-First Century Fox, Inc.	2,514
15,988	Twenty-First Century Fox, Inc., Class – B	788
361	Viacom, Inc., Class – A	13
26,177	Viacom, Inc., Class – B	789

		21,714

	Metals & Mining — 0.57%
6,214	Alcoa Corp. (a)	291
70,003	Freeport-McMoRan Copper & Gold, Inc.	1,208
26,646	Newmont Mining Corp.	1,005
23,371	Nucor Corp.	1,460
5,413	Reliance Steel & Aluminum Co.	474
1,278	Royal Gold, Inc.	119
2,086	Southern Copper Corp.	98

Shares	Security Description	Value (000)
	Metals & Mining (continued)
10,135	Steel Dynamics, Inc.	$466
5,821	United States Steel Corp.	202

		5,323

	Mortgage Real Estate Investment Trusts — 0.24%
22,047	AGNC Investment Corp.	410
38,317	Annaly Capital Management, Inc.	394
14,564	Chimera Investment Corp.	266
30,904	MFA Financial, Inc.	234
17,969	New Residential Investment Corp.	314
20,338	Starwood Property Trust, Inc.	443
9,382	Two Harbors Investment Corp.	148

		2,209

	Multiline Retail — 0.64%
6,359	Dollar Tree, Inc. (a)	541
13,151	Kohl’s Corp.	959
24,050	Macy’s, Inc.	900
2,922	Nordstrom, Inc.	151
44,701	Target Corp.	3,402

		5,953

	Multi-Utilities — 1.16%
10,056	Ameren Corp.	612
18,810	CenterPoint Energy, Inc.	521
12,088	CMS Energy Corp.	572
16,092	Consolidated Edison, Inc.	1,255
34,225	Dominion Resources, Inc.	2,333
7,892	DTE Energy Co.	818
10,003	MDU Resources Group, Inc.	287
15,122	NiSource, Inc.	397
20,995	Public Service Enterprise Group, Inc.	1,137
7,116	SCANA Corp.	274
11,214	Sempra Energy	1,302
3,469	Vectren Corp.	248
16,542	WEC Energy Group, Inc.	1,069

		10,825

	Oil, Gas & Consumable Fuels — 7.78%
11,288	Anadarko Petroleum Corp.	827
8,052	Andeavor	1,056
8,571	Antero Resources Corp. (a)	183
29,720	Apache Corp.	1,389
13,653	Cabot Oil & Gas Corp.	325
5,513	Centennial Resource Development, Inc. (a)	100
2,137	Cheniere Energy, Inc. (a)	139
29,580	Chesapeake Energy Corp. (a)	155
99,163	Chevron Corp.	12,537
2,685	Cimarex Energy Co.	273
11,908	CNX Resources Corp. (a)	212
7,943	Concho Resources, Inc. (a)	1,099
62,634	ConocoPhillips	4,361
635	CONSOL Energy, Inc. (a)	24
3,311	Continental Resources, Inc. (a)	214
17,207	Devon Energy Corp.	756
4,473	Diamondback Energy, Inc.	589
4,873	Energen Corp. (a)	355
16,882	EOG Resources, Inc.	2,101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
13,628	EQT Corp.	$752
6,142	Extraction Oil & Gas, Inc. (a)	90
196,359	Exxon Mobil Corp.	16,246
8,886	Hess Corp.	594
9,208	HollyFrontier Corp.	630
150,961	Kinder Morgan, Inc.	2,667
11,287	Kosmos Energy Ltd. (a)	93
45,710	Marathon Oil Corp.	954
41,244	Marathon Petroleum Corp.	2,894
13,176	Murphy Oil Corp.	445
3,906	Newfield Exploration Co. (a)	118
25,963	Noble Energy, Inc.	916
46,028	Occidental Petroleum Corp.	3,852
25,304	ONEOK, Inc.	1,767
7,375	Parsley Energy, Inc., Class – A (a)	223
8,298	PBF Energy, Inc., Class – A	348
36,775	Phillips 66	4,130
6,009	Pioneer Natural Resources Co.	1,137
7,827	QEP Resources, Inc. (a)	96
7,047	Range Resources Corp.	118
5,032	RSP Permian, Inc. (a)	222
5,946	SM Energy Co.	153
10,637	Southwestern Energy Co. (a)	56
12,552	Targa Resources Corp.	621
65,595	The Williams Companies, Inc.	1,778
37,733	Valero Energy Corp.	4,182
2,967	Whiting Petroleum Corp. (a)	156
1,376	World Fuel Services Corp.	28
13,120	WPX Energy, Inc. (a)	237

		72,198

	Paper & Forest Products — 0.02%
4,597	Domtar Corp.	219

	Personal Products — 0.14%
32,706	Coty, Inc., Class – A	461
704	Edgewell Personal Care Co. (a)	36
4,485	Herbalife Ltd. (a)	241
1,899	Nu Skin Enterprises, Inc., Class – A	148
2,765	The Estee Lauder Companies, Inc., Class – A	395

		1,281

	Pharmaceuticals — 4.68%
1,600	Akorn, Inc. (a)	27
11,220	Allergan PLC	1,871
88,707	Bristol-Myers Squibb Co.	4,909
3,142	Catalent, Inc. (a)	132
34,770	Eli Lilly & Co.	2,967
147	Jazz Pharmaceuticals PLC (a)	25
106,495	Johnson & Johnson	12,922
133,373	Merck & Co., Inc.	8,096
26,876	Mylan N.V. (a)	971
4,287	Perrigo Co. PLC	313
309,604	Pfizer, Inc.	11,232

		43,465

Shares	Security Description	Value (000)
	Professional Services — 0.29%
2,843	Equifax, Inc.	$356
12,738	IHS Markit Ltd. (a)	657
4,881	ManpowerGroup, Inc.	420
35,059	Nielsen Holdings PLC	1,084
1,524	Robert Half International, Inc.	99
699	The Dun & Bradstreet Corp.	86

		2,702

	Real Estate Management & Development — 0.10%
7,998	CBRE Group, Inc., Class – A (a)	382
1,109	Howard Hughes Corp. (a)	147
1,894	Jones Lang LaSalle, Inc.	314
5,382	Realogy Holdings Corp.	123

		966

	Road & Rail — 0.84%
226	AMERCO, Inc.	80
14,461	CSX Corp.	922
1,611	Genesee & Wyoming, Inc., Class – A (a)	131
3,390	Kansas City Southern	359
3,973	Knight-Swift Transportation Holdings, Inc.	152
16,369	Norfolk Southern Corp.	2,470
4,150	Ryder System, Inc.	298
1,223	Schneider National, Inc.	34
23,770	Union Pacific Corp.	3,368

		7,814

	Semiconductors & Semiconductor Equipment — 3.65%
10,167	Analog Devices, Inc.	975
17,893	Broadcom, Inc.	4,342
13,161	Cypress Semiconductor Corp.	205
3,870	First Solar, Inc. (a)	204
235,005	Intel Corp.	11,682
4,461	KLA-Tencor Corp.	457
6,986	Lam Research Corp.	1,208
13,184	Marvell Technology Group Ltd.	283
6,821	Maxim Integrated Products, Inc.	400
24,900	Micron Technology, Inc. (a)	1,306
15,684	NXP Semiconductors N.V. (a)	1,714
4,024	Qorvo, Inc. (a)	323
118,448	Qualcomm, Inc.	6,647
4,148	Skyworks Solutions, Inc.	401
7,806	Teradyne, Inc.	297
28,127	Texas Instruments, Inc.	3,101
7,173	Xilinx, Inc.	468

		34,013

	Software — 0.94%
119	Aspen Technology, Inc. (a)	11
1,175	Autodesk, Inc. (a)	154
17,443	CA, Inc.	622
8,688	Dell Technologies, Inc., Class – V (a)	735
2,589	FireEye, Inc. (a)	40
13,158	Microsoft Corp.	1,298
9,717	Nuance Communications, Inc. (a)	135
102,019	Oracle Corp.	4,494
529	SS&C Technologies Holdings, Inc.	27
20,199	Symantec Corp.	417

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
4,447	Synopsys, Inc. (a)	$381
1,418	Take-Two Interactive Software, Inc. (a)	168
867	VMware, Inc., Class – A (a)	127
25,315	Zynga, Inc. (a)	103

		8,712

	Specialty Retail — 0.89%
1,645	Advance Auto Parts, Inc.	223
1,844	AutoNation, Inc. (a)	90
115	AutoZone, Inc. (a)	77
12,699	Bed Bath & Beyond, Inc.	253
18,107	Best Buy Co., Inc.	1,350
2,164	CarMax, Inc. (a)	158
6,303	Dick’s Sporting Goods, Inc.	222
9,759	Foot Locker, Inc.	514
4,477	GameStop Corp., Class – A	65
17,313	Gap, Inc.	561
12,923	L Brands, Inc.	477
2,933	Michaels Companies, Inc. The (a)	56
2,318	Penske Automotive Group, Inc.	109
2,882	Signet Jewelers Ltd.	161
15,793	The Home Depot, Inc.	3,081
3,403	Tiffany & Co.	448
1,530	Urban Outfitters, Inc. (a)	68
6,195	Williams-Sonoma, Inc.	380

		8,293

	Technology Hardware, Storage & Peripherals — 0.82%
8,718	Apple, Inc.	1,614
95,201	Hewlett Packard Enterprise Co.	1,391
103,030	HP, Inc.	2,338
648	NCR Corp. (a)	19
5,936	NetApp, Inc.	466
17,802	Western Digital Corp.	1,378
17,575	Xerox Corp.	422

		7,628

	Textiles, Apparel & Luxury Goods — 0.37%
826	Columbia Sportswear Co.	76
15,414	Hanesbrands, Inc.	339
1,534	Lululemon Athletica, Inc. (a)	192
4,790	Michael Kors Holdings Ltd. (a)	319
2,534	PVH Corp.	379
2,754	Ralph Lauren Corp.	346
2,338	Skechers USA, Inc., Class – A (a)	70
14,876	Tapestry, Inc.	695
1,504	Under Armour, Inc., Class – A (a)	34
1,536	Under Armour, Inc., Class – C (a)	32
12,766	V.F. Corp.	1,041

		3,523

	Thrifts & Mortgage Finance — 0.05%
39,972	New York Community Bancorp, Inc.	442
1,862	TFS Financial Corp.	29

		471

Shares	Security Description	Value (000)
	Tobacco — 1.31%
70,998	Altria Group, Inc.	$4,032
100,900	Philip Morris International, Inc.	8,147

		12,179

	Trading Companies & Distributors — 0.22%
4,961	Air Lease Corp.	208
8,433	Fastenal Co.	407
7,937	HD Supply Holdings, Inc. (a)	340
3,357	MSC Industrial Direct Co., Inc., Class – A	285
3,020	Univar, Inc. (a)	79
1,090	W.W. Grainger, Inc.	336
1,385	Watsco, Inc.	247
2,546	WESCO International, Inc. (a)	145

		2,047

	Transportation Infrastructure — 0.02%
5,023	Macquarie Infrastructure Corp.	212

	Water Utilities — 0.10%
7,651	American Water Works Co., Inc.	653
7,862	Aqua America, Inc.	277

		930

	Wireless Telecommunication Services — 0.10%
21,293	Sprint Nextel Corp. (a)	116
5,556	Telephone & Data Systems, Inc.	152
10,211	T-Mobile USA, Inc. (a)	611
822	U.S. Cellular Corp. (a)	30

		909

	Total Common Stocks	800,365

Principal Amount (000)
	U.S. Treasury Obligation — 0.02%
$145	U.S. Treasury Bill, 1.83%, 9/6/18 (b)(c)	145

	Total U.S. Treasury Obligation	145

	Time Deposit — 0.00%
38	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	38

	Total Time Deposit	38

Shares
	Mutual Funds — 13.11%
937,033	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.68% (d)	937
120,877,655	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (d)	120,878

	Total Mutual Funds	121,815

	Total Investments (cost $830,008) — 99.24%	922,363
	Other assets in excess of liabilities — 0.76%	7,058

	Net Assets — 100.00%	$929,421

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Value Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

(a)	Represents non-income producing security.

(b)	Rate disclosed represents effective yield at purchase.

(c)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(d)	The rate disclosed is the rate in effect on June 30, 2018.

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Institutional Value Equity Portfolio	Cadence Capital Management, LLC	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	40.06%	46.05%	—	—	86.11%
U.S. Treasury Obligation	—	0.02%	—	—	0.02%
Time Deposit	—	—	0.00%	—	0.00%
Mutual Funds	0.13%	0.29%	10.84%	1.85%	13.11%
Other Assets (Liabilities)	0.05%	0.05%	0.66%	0.00%	0.76%

Total Net Assets	40.24%	46.41%	11.50%	1.85%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	761	9/21/18	$103,557	$(1,879)
E-Mini S&P Midcap 400 Future	70	9/21/18	13,693	(340)

			$117,250	$(2,219)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(2,219)

	Total Net Unrealized Appreciation/(Depreciation)			$(2,219)

^	Cash and treasuries have been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 96.86%
	Aerospace & Defense — 2.66%
890	BWX Technologies, Inc.	$55
7,473	General Dynamics Corp.	1,393
391	HEICO Corp.	29
729	HEICO Corp., Class – A	44
605	Hexcel Corp.	40
360	Huntington Ingalls Industries, Inc.	78
1,905	L3 Technologies, Inc.	366
8,440	Lockheed Martin Corp.	2,493
1,571	Northrop Grumman Corp.	483
8,110	Raytheon Co.	1,567
4,653	Rockwell Collins, Inc.	627
35,220	The Boeing Co.	11,818
475	TransDigm Group, Inc.	164
19,353	United Technologies Corp.	2,420

		21,577

	Air Freight & Logistics — 0.25%
4,751	C.H. Robinson Worldwide, Inc.	397
5,627	Expeditors International of Washington, Inc.	411
2,409	FedEx Corp.	547
5,612	United Parcel Service, Inc., Class – B	597
833	XPO Logistics, Inc. (a)	83

		2,035

	Airlines — 0.16%
27,192	American Airlines Group, Inc.	1,032
5,393	Southwest Airlines Co.	274
23	Spirit Airlines, Inc. (a)	1

		1,307

	Auto Components — 0.05%
2,588	Aptiv PLC	237
262	BorgWarner, Inc.	11
862	Delphi Technologies PLC	39
1,730	Gentex Corp.	40
555	Lear Corp.	103
333	Visteon Corp. (a)	43

		473

	Automobiles — 0.34%
7,982	Tesla Motors, Inc.^ (a)	2,737
469	Thor Industries, Inc.	46

		2,783

	Banks — 0.75%
549	Bank of the Ozarks, Inc.	25
7,305	Citizens Financial Group, Inc.	284
1,356	Cullen/Frost Bankers, Inc.	147
80	East West Bancorp, Inc.	5
4,426	First Republic Bank	428
34,054	JPMorgan Chase & Co.	3,548
207	Pinnacle Financial Partners, Inc.	13
10,863	PNC Financial Services Group, Inc.	1,468
368	SVB Financial Group (a)	106
522	Western Alliance Bancorp (a)	30

		6,054

Shares	Security Description	Value (000)
	Beverages — 1.41%
510	Brown-Forman Corp., Class – A	$25
10,645	Brown-Forman Corp., Class – B	522
8,447	Constellation Brands, Inc., Class – A	1,849
6,183	Dr. Pepper Snapple Group, Inc.	754
10,539	Monster Beverage Corp. (a)	604
34,298	PepsiCo, Inc.	3,734
90,117	The Coca-Cola Co.	3,952

		11,440

	Biotechnology — 2.52%
57,865	AbbVie, Inc.	5,360
435	Agios Pharmaceuticals, Inc. (a)	37
4,339	Alexion Pharmaceuticals, Inc. (a)	539
29,160	Amgen, Inc.	5,382
274	Biogen Idec, Inc. (a)	80
19,843	BioMarin Pharmaceutical, Inc. (a)	1,869
4,412	Celgene Corp. (a)	350
17,966	Gilead Sciences, Inc.	1,273
7,181	Intercept Pharmaceuticals, Inc. (a)	603
1,172	Ionis Pharmaceuticals, Inc. (a)	49
14,521	Neurocrine Biosciences, Inc. (a)	1,427
2,019	Regeneron Pharmaceuticals, Inc. (a)	697
1,014	Seattle Genetics, Inc. (a)	67
15,761	Vertex Pharmaceuticals, Inc. (a)	2,679

		20,412

	Building Products — 0.04%
1,367	A.O. Smith Corp.	81
906	Allegion PLC	70
404	Armstrong World Industries, Inc. (a)	26
347	Lennox International, Inc.	69
2,011	Masco Corp.	75

		321

	Capital Markets — 2.27%
10,500	Ameriprise Financial, Inc.	1,469
79,314	BGC Partners, Inc., Class – A	898
2,929	CBOE Holdings, Inc.	305
7,376	CME Group, Inc.	1,209
1,417	FactSet Research Systems, Inc.	281
2,291	Federated Investors, Inc., Class – B	53
9,102	Franklin Resources, Inc.	292
12,219	Goldman Sachs Group, Inc.	2,695
2,695	IntercontinentalExchange Group, Inc.	198
34,854	Invesco Ltd.	925
4,519	Jefferies Financial Group, Inc.	103
24,888	Legg Mason, Inc.	864
5,422	LPL Financial Holdings, Inc.	355
349	MarketAxess Holdings, Inc.	69
1,603	Moody’s Corp.	273
36,187	Morgan Stanley	1,715
457	Morningstar, Inc.	59
838	MSCI, Inc. Common	139
3,606	Raymond James Financial, Inc.	322
20,796	S&P Global, Inc.	4,240
4,491	SEI Investments Co.	281
176	State Street Corp.	16

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
6,386	T. Rowe Price Group, Inc.	$741
8,465	TD Ameritrade Holding Corp.	464
9,130	The Charles Schwab Corp.	467
206	Waddell & Reed Financial, Inc., Class – A	4

		18,437

	Chemicals — 2.23%
4,941	Air Products & Chemicals, Inc.	769
19,830	Albemarle Corp.	1,871
807	Celanese Corp., Series A	90
45,585	DowDuPont, Inc.	3,005
60,082	Ecolab, Inc.	8,431
1,293	FMC Corp.	115
893	Huntsman Corp.	26
1,894	International Flavors & Fragrances, Inc.	235
1,388	LyondellBasell Industries N.V., Class – A	152
9,075	Praxair, Inc.	1,435
23,432	The Chemours Co.	1,039
2,060	The Sherwin-Williams Co.	840
163	Westlake Chemical Corp.	18

		18,026

	Commercial Services & Supplies — 0.23%
3,016	Cintas Corp.	558
7,509	Copart, Inc. (a)	425
1,301	KAR Auction Services, Inc.	71
3,252	Rollins, Inc.	171
26	Stericycle, Inc. (a)	2
4,338	Waste Connections, Inc.	327
3,522	Waste Management, Inc.	286

		1,840

	Communications Equipment — 0.79%
1,342	Arista Networks, Inc. (a)	346
120,151	Cisco Systems, Inc.	5,170
2,130	F5 Networks, Inc. (a)	367
3,170	Harris Corp.	458
153	Motorola Solutions, Inc.	18
377	Palo Alto Networks, Inc. (a)	77

		6,436

	Construction & Engineering — 0.05%
3,444	Fluor Corp.	168
3,130	Jacobs Engineering Group, Inc.	199
374	Quanta Services, Inc. (a)	12

		379

	Construction Materials — 0.01%
445	Eagle Materials, Inc., Class – A	47

	Consumer Finance — 0.21%
10,711	Capital One Financial Corp.	984
95	Credit Acceptance Corp. (a)	34
19,438	Synchrony Financial	649

		1,667

	Containers & Packaging — 0.25%
1,512	AptarGroup, Inc.	141
792	Avery Dennison Corp.	81
1,231	Berry Plastics Group, Inc. (a)	57

Shares	Security Description	Value (000)
	Containers & Packaging (continued)
2,165	Graphic Packaging Holding Co.	$31
27,876	International Paper Co.	1,452
1,251	Owens-Illinois, Inc. (a)	21
907	Packaging Corporation of America	101
2,460	Sonoco Products Co.	129

		2,013

	Distributors — 0.08%
3,498	Genuine Parts Co.	320
7,196	LKQ Corp. (a)	230
381	Pool Corp.	58

		608

	Diversified Consumer Services — 0.02%
516	Bright Horizons Family Solutions, Inc. (a)	53
1,727	Service Corporation International	62
1,276	ServiceMaster Global Holdings, Inc. (a)	76

		191

	Diversified Financial Services — 0.00%
99	Voya Financial, Inc.	5

	Diversified Telecommunication Services — 0.50%
78,730	Verizon Communications, Inc.	3,961
1,761	Zayo Group Holdings, Inc. (a)	64

		4,025

	Electrical Equipment — 0.24%
6,021	AMETEK, Inc.	434
16,573	Emerson Electric Co.	1,147
1,431	Hubbell, Inc.	151
1,239	Rockwell Automation, Inc.	206
788	Sensata Technologies Holding PLC (a)	37

		1,975

	Electronic Equipment, Instruments & Components — 0.21%
10,102	Amphenol Corp., Class – A	881
1,465	CDW Corporation of Delaware	118
1,578	Cognex Corp.	70
1,205	Dolby Laboratories, Inc., Class – A	74
4,157	FLIR Systems, Inc.	216
340	IPG Photonics Corp. (a)	75
3,573	National Instruments Corp.	150
1,884	Trimble Navigation Ltd. (a)	62
493	Zebra Technologies Corp., Class – A (a)	71

		1,717

	Energy Equipment & Services — 1.03%
1,976	Apergy Corp. (a)	82
13	Dril-Quip, Inc. (a)	1
867	Franks International N.V.	7
5,681	Halliburton Co.	256
2,412	Helmerich & Payne, Inc.	154
9,199	National Oilwell Varco, Inc.	399
31	Oceaneering International, Inc.	1
108,684	Schlumberger Ltd.	7,285
5,721	TechnipFMC PLC	182

		8,367

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts — 1.18%
529	American Tower Corp.	$76
260	CoreCivic, Inc.	6
968	Crown Castle International Corp.	104
16,745	Equinix, Inc.	7,199
804	Equity Lifestyle Properties, Inc.	74
15,987	Lamar Advertising Co., Class – A	1,092
48,584	Outfront Media, Inc.	945
482	SBA Communications Corp. (a)	80

		9,576

	Food & Staples Retailing — 1.77%
32,795	Costco Wholesale Corp.	6,853
26,443	CVS Caremark Corp.	1,702
69	Sprouts Farmers Market, Inc. (a)	2
18,514	Sysco Corp.	1,264
4,764	The Kroger Co.	136
20,035	Walgreens Boots Alliance, Inc.	1,202
36,940	Wal-Mart Stores, Inc.	3,164

		14,323

	Food Products — 0.89%
4,253	Flowers Foods, Inc.	89
3,345	Hershey Co.	311
6,169	Hormel Foods Corp.	230
413	Lamb Weston Holding, Inc.	28
3,592	McCormick & Company, Inc.	417
142,800	Mondelez International, Inc., Class – A	5,855
2,756	The J.M. Smucker Co.	296

		7,226

	Health Care Equipment & Supplies — 3.18%
40,365	Abbott Laboratories	2,461
398	Abiomed, Inc. (a)	163
771	Align Technology, Inc. (a)	264
13,039	Baxter International, Inc.	963
41,829	Becton, Dickinson & Co.	10,020
13,310	Boston Scientific Corp. (a)	435
13,838	Danaher Corp.	1,366
3,653	Dentsply Sirona, Inc.	160
813	Dexcom, Inc. (a)	77
5,921	Edwards Lifesciences Corp. (a)	862
584	Hill-Rom Holdings, Inc.	51
4,656	IDEXX Laboratories, Inc. (a)	1,015
3,678	Intuitive Surgical, Inc. (a)	1,760
33,206	Medtronic PLC	2,843
4,618	ResMed, Inc.	478
11,056	Stryker Corp.	1,867
85	Teleflex, Inc.	23
332	The Cooper Companies, Inc.	78
978	Varex Imaging Corp. (a)	36
3,200	Varian Medical Systems, Inc. (a)	364
3,954	Zimmer Holdings, Inc.	441

		25,727

	Health Care Providers & Services — 3.64%
9,141	Aetna, Inc.	1,676
6,159	Anthem, Inc.	1,466

Shares	Security Description	Value (000)
	Health Care Providers & Services (continued)
209	Centene Corp. (a)	$26
782	CIGNA Corp.	133
16,068	Express Scripts Holding Co. (a)	1,241
10,019	HCA Holdings, Inc.	1,028
3,876	Henry Schein, Inc. (a)	282
1,265	Humana, Inc.	377
2,309	Laboratory Corporation of America Holdings (a)	415
5,422	McKesson Corp.	723
2,241	MEDNAX, Inc. (a)	97
2,072	Patterson Companies, Inc.	47
3,312	Quest Diagnostics, Inc.	364
86,756	UnitedHealth Group, Inc.	21,284
2,121	Universal Health Services, Inc., Class – B	236
389	WellCare Health Plans, Inc. (a)	96

		29,491

	Health Care Technology — 0.42%
374	athenahealth, Inc. (a)	60
52,483	Cerner Corp. (a)	3,137
2,869	Veeva Systems, Inc. (a)	221

		3,418

	Hotels, Restaurants & Leisure — 3.21%
2,116	Chipotle Mexican Grill, Inc. (a)	913
1,177	Choice Hotels International, Inc.	89
1,050	Darden Restaurants, Inc.	112
419	Domino’s Pizza, Inc.	118
874	Dunkin’ Brands Group, Inc.	60
1,069	Extended Stay America, Inc.	23
678	Hilton Grand Vacations (a)	24
1,871	Hilton Worldwide Holdings, Inc.	148
3,492	Las Vegas Sands Corp.	267
36,572	Marriott International, Inc., Class – A	4,630
52,805	McDonald’s Corp.	8,274
387	MGM Resorts International	11
15,757	Six Flags Entertainment Corp.	1,104
117,066	Starbucks Corp.	5,719
1,730	The Wendy’s Co.	30
391	Vail Resorts, Inc.	107
992	Wyndham Hotels & Resorts, Inc.	58
992	Wyndham Worldwide Corp.	44
775	Wynn Resorts Ltd.	130
12,340	Yum China Holdings, Inc.	475
46,410	YUM! Brands, Inc.	3,630

		25,966

	Household Durables — 0.03%
1,654	D.R. Horton, Inc.	68
2,920	Garmin Ltd.	178
810	PulteGroup, Inc.	23
711	Toll Brothers, Inc.	26

		295

	Household Products — 0.92%
6,066	Church & Dwight Co., Inc.	322
20,880	Colgate-Palmolive Co.	1,353
11,107	Energizer Holdings, Inc.	699
8,412	Kimberly-Clark Corp.	886

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Household Products (continued)
3,016	The Clorox Co.	$408
48,550	The Procter & Gamble Co.	3,791

		7,459

	Independent Power & Renewable Electricity Producers — 0.00%
541	NRG Energy, Inc., Class – C	17

	Industrial Conglomerates — 0.95%
30,666	3M Co.	6,032
1,588	Carlisle Companies, Inc.	172
4,278	Honeywell International, Inc.	616
3,282	Roper Industries, Inc.	906

		7,726

	Insurance — 0.58%
978	Allstate Corp.	89
9,001	Aon PLC	1,235
1,196	Arthur J. Gallagher & Co.	78
10,254	Assurant, Inc.	1,061
5,697	Brown & Brown, Inc.	158
171	Erie Indemnity Co., Class – A	20
17,417	Marsh & McLennan Companies, Inc.	1,429
5,631	The Progressive Corp.	333
2,952	Torchmark Corp.	240
781	XL Group Ltd.	44

		4,687

	Internet & Direct Marketing Retail — 6.34%
17,449	Amazon.com, Inc. (a)	29,659
5,153	Booking Holdings, Inc. (a)	10,446
28,181	Netflix, Inc. (a)	11,031
2,830	TripAdvisor, Inc. (a)	158

		51,294

	Internet Software & Services — 8.44%
43,136	Alibaba Group Holding Ltd., ADR (a)	8,003
12,761	Alphabet, Inc., Class – A (a)	14,410
15,877	Alphabet, Inc., Class – C (a)	17,713
105,757	Facebook, Inc., Class – A (a)	20,550
1,209	GoDaddy, Inc., Class – A (a)	85
646	Interactive Corp. (a)	99
974	LogMeln, Inc.	101
344	Match Group, Inc. (a)	13
142,231	Tencent Holdings Ltd., ADR	7,147
854	VeriSign, Inc. (a)	117

		68,238

	IT Services — 10.21%
15,070	Accenture PLC, Class – A	2,465
8,492	Alliance Data Systems Corp.	1,980
3,609	Amdocs Ltd.	239
79,133	Automatic Data Processing, Inc.	10,615
1,138	Black Knight, Inc. (a)	61
1,297	Booz Allen Hamilton Holding Corp.	57
3,948	Broadridge Financial Solutions, Inc.	454
15,099	Cognizant Technology Solutions Corp.	1,193
11,026	DXC Technology Co.	889
1,807	Fidelity National Information Services, Inc.	192

Shares	Security Description	Value (000)
	IT Services (continued)
4,581	First Data Corp. (a)	$96
4,092	Fiserv, Inc. (a)	303
51,307	FleetCor Technologies, Inc. (a)	10,808
1,448	Genpact Ltd.	42
4,550	Global Payments, Inc.	507
24,739	International Business Machines Corp.	3,456
2,500	Jack Henry & Associates, Inc.	326
70,512	MasterCard, Inc., Class – A	13,856
8,720	Paychex, Inc.	596
80,412	PayPal Holdings, Inc. (a)	6,696
5,513	Perspecta, Inc.	113
10,609	Square, Inc., Class – A (a)	654
3,326	Teradata Corp. (a)	134
5,556	Total System Services, Inc.	470
194,731	Visa, Inc., Class – A	25,791
12,029	Western Union Co.	245
304	WEX, Inc. (a)	58
2,790	Worldpay, Inc., Class – A (a)	228

		82,524

	Leisure Products — 0.03%
2,240	Polaris Industries, Inc.	274

	Life Sciences Tools & Services — 0.84%
754	Agilent Technologies, Inc.	47
1,282	Bio-Techne Corp.	190
440	Bruker Biosciences Corp.	13
447	Charles River Laboratories International, Inc. (a)	50
11,214	Illumina, Inc. (a)	3,131
817	IQVIA Holdings, Inc. (a)	82
881	Mettler-Toledo International, Inc. (a)	510
239	PerkinElmer, Inc.	18
10,979	Thermo Electron Corp.	2,273
2,617	Waters Corp. (a)	507

		6,821

	Machinery — 1.81%
1,300	Allison Transmission Holdings, Inc.	53
34,770	Caterpillar, Inc.	4,718
1,202	Crane Co.	96
15,268	Deere & Co.	2,134
3,374	Donaldson Company, Inc.	152
3,952	Dover Corp.	289
9,591	Fortive Corp.	740
711	Gardner Denver Holdings, Inc. (a)	21
1,569	Graco, Inc.	71
2,502	IDEX Corp.	341
9,875	Illinois Tool Works, Inc.	1,368
1,218	Ingersoll-Rand PLC	109
551	Lincoln Electric Holdings, Inc.	48
546	Nordson, Inc.	70
21,983	Parker Hannifin Corp.	3,427
1,357	Snap-on, Inc.	218
153	Stanley Black & Decker, Inc.	20
1,424	The Middleby Corp. (a)	149
1,001	The Toro Co.	60
491	WABCO Holdings, Inc. (a)	57

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
2,395	Wabtec Corp.	$236
5,084	Xylem, Inc.	343

		14,720

	Marine — 0.01%
1,366	Kirby Corp. (a)	114

	Media — 0.16%
46	Cable One, Inc.	34
1,164	Charter Communications, Inc., Class – A (a)	341
2,366	Discovery Communications, Inc., Class – C (a)	60
1,129	John Wiley & Sons, Inc., Class – A	70
1,253	Live Nation Entertainment, Inc. (a)	61
6,695	Omnicom Group, Inc.	512
13,640	Sirius XM Holdings, Inc.	92
729	The Walt Disney Co.	76
546	Twenty-First Century Fox, Inc.	27
199	Twenty-First Century Fox, Inc., Class – B	10

		1,283

	Metals & Mining — 0.01%
2,599	Freeport-McMoRan Copper & Gold, Inc.	44
223	Royal Gold, Inc.	21
716	Southern Copper Corp.	34
369	Steel Dynamics, Inc.	17

		116

	Multiline Retail — 0.35%
7,761	Dollar General Corp.	765
7,440	Dollar Tree, Inc. (a)	632
4,434	Kohl’s Corp.	323
14,881	Target Corp.	1,134

		2,854

	Oil, Gas & Consumable Fuels — 1.76%
1,313	Cheniere Energy, Inc. (a)	86
77,041	Chesapeake Energy Corp. (a)	404
42,811	Chevron Corp.	5,412
782	Cimarex Energy Co.	80
7,232	Concho Resources, Inc. (a)	1,001
342	Continental Resources, Inc. (a)	22
8,580	EOG Resources, Inc.	1,068
48,018	Exxon Mobil Corp.	3,972
15,021	ONEOK, Inc.	1,049
1,534	Parsley Energy, Inc., Class – A (a)	46
607	RSP Permian, Inc. (a)	27
39,644	The Williams Companies, Inc.	1,074

		14,241

	Personal Products — 0.55%
1,318	Herbalife Ltd. (a)	71
1,567	Nu Skin Enterprises, Inc., Class – A	123
29,603	The Estee Lauder Companies, Inc., Class – A	4,224

		4,418

	Pharmaceuticals — 2.60%
51,322	AstraZeneca PLC, ADR	1,802
43,877	Bristol-Myers Squibb Co.	2,428
22,900	Eli Lilly & Co.	1,954

Shares	Security Description	Value (000)
	Pharmaceuticals (continued)
36,941	Johnson & Johnson	$4,483
65,621	Merck & Co., Inc.	3,983
128,085	Novo Nordisk A/S, Class – B, ADR	5,907
4,788	Zoetis, Inc.	408

		20,965

	Professional Services — 0.23%
331	CoStar Group, Inc. (a)	137
2,779	Equifax, Inc.	348
8,040	IHS Markit Ltd. (a)	415
4,514	Robert Half International, Inc.	294
1,724	Transunion Holding Company, Inc.	124
5,415	Versik Analytics, Inc., Class – A (a)	582

		1,900

	Real Estate Management & Development — 0.01%
1,272	CBRE Group, Inc., Class – A (a)	61

	Road & Rail — 1.96%
61,098	CSX Corp.	3,897
65,079	Hunt (JB) Transportation Services, Inc.	7,911
1,468	Landstar System, Inc.	160
375	Old Dominion Freight Line, Inc.	56
27,359	Union Pacific Corp.	3,876

		15,900

	Semiconductors & Semiconductor Equipment — 4.14%
96,872	Advanced Micro Devices, Inc. (a)	1,452
12,105	Analog Devices, Inc.	1,161
10,280	Applied Materials, Inc.	475
30,143	Broadcom, Inc.	7,313
642	Cavium, Inc. (a)	56
4,763	Cypress Semiconductor Corp.	74
111,393	Intel Corp.	5,537
13,120	KLA-Tencor Corp.	1,345
1,574	Lam Research Corp.	272
2,737	Maxim Integrated Products, Inc.	161
2,084	Microchip Technology, Inc.	190
40,518	Micron Technology, Inc. (a)	2,125
40,122	NVIDIA Corp.	9,504
1,813	NXP Semiconductors N.V. (a)	198
3,857	ON Semiconductor Corp. (a)	86
635	Qorvo, Inc. (a)	51
35,525	Qualcomm, Inc.	1,994
1,575	Skyworks Solutions, Inc.	152
1,814	Teradyne, Inc.	69
9,632	Texas Instruments, Inc.	1,062
2,769	Versum Materials, Inc.	103
2,267	Xilinx, Inc.	148

		33,528

	Software — 11.87%
44,989	Activision Blizzard, Inc.	3,434
29,480	Adobe Systems, Inc. (a)	7,188
2,920	ANSYS, Inc. (a)	509
908	Atlassian Corp. PLC, Class – A (a)	57
73,136	Autodesk, Inc. (a)	9,587
4,548	Citrix Systems, Inc. (a)	477

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
1,982	Dell Technologies, Inc., Class – V (a)	$168
2,875	Electronic Arts, Inc. (a)	405
1,303	Fortinet, Inc. (a)	81
6,824	Intuit, Inc.	1,394
296,349	Microsoft Corp.	29,222
74,793	Oracle Corp.	3,295
1,114	PTC, Inc. (a)	105
78,437	Red Hat, Inc. (a)	10,540
116,687	Salesforce.com, Inc. (a)	15,915
66,571	SAP AG, ADR	7,700
1,619	ServiceNow, Inc. (a)	279
22,109	Splunk, Inc. (a)	2,191
1,505	SS&C Technologies Holdings, Inc.	78
151	Synopsys, Inc. (a)	13
615	Tableau Software, Inc., Class – A (a)	60
963	Take-Two Interactive Software, Inc. (a)	114
271	The Ultimate Software Group, Inc. (a)	70
327	Tyler Technologies, Inc. (a)	73
2,621	VMware, Inc., Class – A (a)	385
22,414	Workday, Inc., Class – A (a)	2,715

		96,055

	Specialty Retail — 4.30%
1,595	Aaron’s, Inc.	69
1,738	Advance Auto Parts, Inc.	236
702	AutoZone, Inc. (a)	471
54	Bed Bath & Beyond, Inc.	1
7,090	Best Buy Co., Inc.	529
376	Burlington Stores, Inc. (a)	57
2,250	Dick’s Sporting Goods, Inc.	79
234	Floor & Decor Holdings, Inc., Class – A (a)	12
5,871	Gap, Inc.	190
77,845	Lowe’s Companies, Inc.	7,440
842	Michaels Companies, Inc. The (a)	16
2,298	O’Reilly Automotive, Inc. (a)	629
10,510	Ross Stores, Inc.	891
29,785	The Home Depot, Inc.	5,811
103,367	The TJX Cos., Inc.	9,838
2,635	Tiffany & Co.	347
1,256	Tractor Supply Co.	96
34,479	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	8,049
2,164	Urban Outfitters, Inc. (a)	96

		34,857

	Technology Hardware, Storage & Peripherals — 4.55%
189,234	Apple, Inc.	35,029
23,154	NCR Corp. (a)	694
2,245	NetApp, Inc.	176
12,409	Western Digital Corp.	961

		36,860

	Textiles, Apparel & Luxury Goods — 2.81%
1,286	Carter’s, Inc.	139
65,870	Kering, ADR	3,695
3,341	Lululemon Athletica, Inc. (a)	417
4,270	Michael Kors Holdings Ltd. (a)	284
211,110	NIKE, Inc., Class – B	16,822

Shares	Security Description	Value (000)
	Textiles, Apparel & Luxury Goods (continued)
1,481	Ralph Lauren Corp.	$186
6,411	Tapestry, Inc.	299
4,425	Under Armour, Inc., Class – A (a)	99
4,454	Under Armour, Inc., Class – C (a)	94
7,936	V.F. Corp.	648

		22,683

	Tobacco — 0.51%
51,612	Philip Morris International, Inc.	4,167

	Trading Companies & Distributors — 0.29%
21,657	Air Lease Corp.	910
8,270	Fastenal Co.	398
1,918	HD Supply Holdings, Inc. (a)	82
1,313	MSC Industrial Direct Co., Inc., Class – A	111
34	NOW, Inc. (a)	—
2,401	United Rentals, Inc. (a)	354
1,443	W.W. Grainger, Inc.	446
286	Watsco, Inc.	51

		2,352

	Wireless Telecommunication Services — 0.01%
1,571	T-Mobile USA, Inc. (a)	94

	Total Common Stocks	784,365

Principal Amount (000)
	Time Deposit — 0.64%
$5,212	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	5,212

	Total Time Deposit	5,212

Shares
	Exchange-Traded Fund — 0.65%
36,639	iShares Russell 1000 Growth Fund ETF	5,269

	Total Exchange-Traded Fund	5,269

	Mutual Fund — 1.71%
13,817,587	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (b)	13,818

	Total Mutual Fund	13,818

	Total Investments (cost $449,121) — 99.86%	808,664
	Other assets in excess of liabilities — 0.14%	1,126

	Net Assets — 100.00%	$809,790

Amounts designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $2,332 (amount in thousands).

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Growth Equity Portfolio	Jennison Associates, LLC	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	24.42%	25.59%	46.85%	—	96.86%
Time Deposit	0.64%	—	—	—	0.64%
Exchange Traded Fund	0.65%	—	—	—	0.65%
Mutual Funds	—	0.29%	1.08%	0.34%	1.71%
Other Assets (Liabilities)	0.15%	0.01%	-0.02%	—	0.14%

Total Net Assets	25.86%	25.89%	47.91%	0.34%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini NASDAQ 100 Future	6	9/21/18	$848	$(14)
E-Mini S&P 500 Future	6	9/21/18	816	(16)
E-Mini S&P Midcap 400 Future	1	9/21/18	196	(5)

			$1,860	$(35)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(35)

	Total Net Unrealized Appreciation/(Depreciation)			$(35)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 93.66%
	Aerospace & Defense — 3.13%
3,696	BWX Technologies, Inc.	$230
122	Curtiss-Wright Corp.	15
15,208	General Dynamics Corp.	2,835
1,439	HEICO Corp.	105
2,818	HEICO Corp., Class – A	172
853	Hexcel Corp.	57
1,391	Huntington Ingalls Industries, Inc.	302
3,200	L3 Technologies, Inc.	615
19,057	Lockheed Martin Corp.	5,629
6,079	Northrop Grumman Corp.	1,871
22,671	Raytheon Co.	4,380
6,154	Rockwell Collins, Inc.	829
4,238	Spirit Aerosystems Holdings, Inc., Class – A	364
1,518	Textron, Inc.	100
44,814	The Boeing Co.	15,035
1,805	TransDigm Group, Inc.	623
32,443	United Technologies Corp.	4,056

		37,218

	Air Freight & Logistics — 0.61%
10,828	C.H. Robinson Worldwide, Inc.	906
13,965	Expeditors International of Washington, Inc.	1,021
9,301	FedEx Corp.	2,112
25,961	United Parcel Service, Inc., Class – B	2,758
4,465	XPO Logistics, Inc. (a)	447

		7,244

	Airlines — 0.10%
6,072	Delta Air Lines, Inc.	301
14,343	Southwest Airlines Co.	730
3,029	Spirit Airlines, Inc. (a)	110

		1,141

	Auto Components — 0.10%
8,671	Aptiv PLC	795
6,919	Gentex Corp.	159
307	Lear Corp.	57
739	Visteon Corp. (a)	96

		1,107

	Automobiles — 0.63%
21,335	Tesla Motors, Inc.^ (a)	7,316
1,566	Thor Industries, Inc.	153

		7,469

	Banks — 0.77%
12,298	Citizens Financial Group, Inc.	478
352	Comerica, Inc.	32
2,293	Cullen/Frost Bankers, Inc.	248
300	East West Bancorp, Inc.	20
5,582	First Republic Bank	540
47,367	JPMorgan Chase & Co.	4,937
1,186	Pinnacle Financial Partners, Inc.	73
15,080	PNC Financial Services Group, Inc.	2,037
1,258	Signature Bank (a)	161
1,511	SVB Financial Group (a)	436

Shares	Security Description	Value (000)
	Banks (continued)
324	Synovus Financial Corp.	$17
1,117	Texas Capital Bancshares, Inc. (a)	102
2,196	Western Alliance Bancorp (a)	124

		9,205

	Beverages — 2.76%
1,781	Brown-Forman Corp., Class – A	87
24,970	Brown-Forman Corp., Class – B	1,224
11,837	Constellation Brands, Inc., Class – A	2,591
14,095	Dr. Pepper Snapple Group, Inc.	1,720
75,838	Monster Beverage Corp. (a)	4,346
104,735	PepsiCo, Inc.	11,401
259,872	The Coca-Cola Co.	11,398

		32,767

	Biotechnology — 3.45%
64,173	AbbVie, Inc.	5,946
1,756	Agios Pharmaceuticals, Inc. (a)	148
32,806	Alexion Pharmaceuticals, Inc. (a)	4,073
5,723	Alkermes PLC (a)	236
2,936	Alnylam Pharmaceuticals, Inc. (a)	289
53,388	Amgen, Inc.	9,856
7,511	Biogen Idec, Inc. (a)	2,180
39,387	BioMarin Pharmaceutical, Inc. (a)	3,710
1,290	Bluebird Bio, Inc. (a)	202
45,819	Celgene Corp. (a)	3,639
4,481	Exact Sciences Corp. (a)	268
10,910	Exelixis, Inc. (a)	235
36,247	Gilead Sciences, Inc.	2,568
6,530	Incyte Corp. (a)	438
4,642	Ionis Pharmaceuticals, Inc. (a)	193
3,319	Neurocrine Biosciences, Inc. (a)	326
2,994	Regeneron Pharmaceuticals, Inc. (a)	1,033
1,700	Sage Therapeutics, Inc. (a)	266
2,317	Sarepta Therapeutics, Inc. (a)	306
3,982	Seattle Genetics, Inc. (a)	264
1,292	Tesaro, Inc. (a)	57
28,162	Vertex Pharmaceuticals, Inc. (a)	4,786

		41,019

	Building Products — 0.11%
5,295	A.O. Smith Corp.	313
2,987	Allegion PLC	231
1,674	Armstrong World Industries, Inc. (a)	106
2,552	Fortune Brands Home & Security, Inc.	137
1,289	Lennox International, Inc.	258
7,855	Masco Corp.	294

		1,339

	Capital Markets — 2.42%
982	Ameriprise Financial, Inc.	137
7,161	CBOE Holdings, Inc.	745
13,536	CME Group, Inc.	2,219
2,238	E*Trade Financial Corp. (a)	137
4,300	Eaton Vance Corp.	224
1,504	Evercore Partners, Inc., Class – A	159
3,169	FactSet Research Systems, Inc.	628

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
3,878	Federated Investors, Inc., Class – B	$90
15,313	Franklin Resources, Inc.	491
16,999	Goldman Sachs Group, Inc.	3,749
2,394	Interactive Brokers Group, Inc., Class – A	154
11,094	IntercontinentalExchange Group, Inc.	816
3,947	Lazard Ltd., Class – A	193
3,291	LPL Financial Holdings, Inc.	216
1,366	MarketAxess Holdings, Inc.	270
6,260	Moody’s Corp.	1,068
50,412	Morgan Stanley	2,390
1,464	Morningstar, Inc.	188
3,280	MSCI, Inc. Common	543
2,184	Northern Trust Corp.	225
1,432	Raymond James Financial, Inc.	128
36,708	S&P Global, Inc.	7,484
10,410	SEI Investments Co.	651
843	State Street Corp.	78
18,392	T. Rowe Price Group, Inc.	2,135
20,981	TD Ameritrade Holding Corp.	1,149
45,128	The Charles Schwab Corp.	2,306
1,385	Virtu Financial, Inc., Class – A	37
3,455	Waddell & Reed Financial, Inc., Class – A	62

		28,672

	Chemicals — 1.23%
8,317	Air Products & Chemicals, Inc.	1,295
27,530	Albemarle Corp.	2,597
3,681	Axalta Coating Systems Ltd. (a)	112
3,196	Celanese Corp., Series A	355
14,796	Ecolab, Inc.	2,076
2,119	FMC Corp.	189
4,598	International Flavors & Fragrances, Inc.	570
5,765	LyondellBasell Industries N.V., Class – A	634
277	NewMarket Corp.	112
4,134	Platform Specialty Products Corp. (a)	48
819	PPG Industries, Inc.	85
20,866	Praxair, Inc.	3,300
1,341	RPM International, Inc.	78
6,558	The Chemours Co.	291
804	The Scotts Miracle-Gro Co.	67
6,271	The Sherwin-Williams Co.	2,556
1,902	W.R. Grace & Co.	139
1,222	Westlake Chemical Corp.	132

		14,636

	Commercial Services & Supplies — 0.41%
6,933	Cintas Corp.	1,282
17,000	Copart, Inc. (a)	962
4,885	KAR Auction Services, Inc.	268
506	Republic Services, Inc., Class – A	35
7,541	Rollins, Inc.	397
3,480	Stericycle, Inc. (a)	227
7,297	Waste Connections, Inc.	550
13,738	Waste Management, Inc.	1,117

		4,838

Shares	Security Description	Value (000)
	Communications Equipment — 1.06%
3,508	Arista Networks, Inc. (a)	$903
201,413	Cisco Systems, Inc.	8,667
5,125	F5 Networks, Inc. (a)	884
9,294	Harris Corp.	1,343
676	Motorola Solutions, Inc.	79
3,301	Palo Alto Networks, Inc. (a)	678
682	Ubiquiti Networks, Inc. (a)	58

		12,612

	Construction & Engineering — 0.06%
5,809	Fluor Corp.	283
5,274	Jacobs Engineering Group, Inc.	335
1,602	Quanta Services, Inc. (a)	54

		672

	Construction Materials — 0.10%
1,638	Eagle Materials, Inc., Class – A	172
2,144	Martin Marietta Materials, Inc.	479
4,599	Vulcan Materials Co.	593

		1,244

	Consumer Finance — 0.33%
18,128	American Express Co.	1,776
1,377	Capital One Financial Corp.	127
384	Credit Acceptance Corp. (a)	136
5,978	Discover Financial Services	421
528	Santander Consumer USA Holdings, Inc.	10
42,568	Synchrony Financial	1,421

		3,891

	Containers & Packaging — 0.15%
2,575	AptarGroup, Inc.	240
3,258	Avery Dennison Corp.	333
2,708	Berry Plastics Group, Inc. (a)	124
4,741	Crown Holdings, Inc. (a)	212
2,570	Graphic Packaging Holding Co.	37
2,065	International Paper Co.	108
3,480	Packaging Corporation of America	389
3,198	Sealed Air Corp.	136
1,147	Silgan Holdings	31
4,150	Sonoco Products Co.	218

		1,828

	Distributors — 0.10%
5,891	Genuine Parts Co.	540
14,005	LKQ Corp. (a)	447
1,463	Pool Corp.	222

		1,209

	Diversified Consumer Services — 0.07%
1,835	Bright Horizons Family Solutions, Inc. (a)	188
1,767	Grand Canyon Education, Inc. (a)	197
1,100	H&R Block, Inc.	25
3,461	Service Corporation International	124
5,052	ServiceMaster Global Holdings, Inc. (a)	301

		835

	Diversified Financial Services — 0.15%
9,155	Berkshire Hathaway, Inc., Class – B (a)	1,709
357	Voya Financial, Inc.	17

		1,726

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Telecommunication Services — 0.02%
7,375	Zayo Group Holdings, Inc. (a)	$269

	Electrical Equipment — 0.43%
11,111	AMETEK, Inc.	802
43,093	Emerson Electric Co.	2,979
3,780	Hubbell, Inc.	400
4,667	Rockwell Automation, Inc.	776
3,421	Sensata Technologies Holding PLC (a)	163

		5,120

	Electronic Equipment, Instruments & Components — 0.38%
23,207	Amphenol Corp., Class – A	2,023
5,518	CDW Corporation of Delaware	446
6,159	Cognex Corp.	275
683	Coherent, Inc. (a)	107
2,020	Dolby Laboratories, Inc., Class – A	125
6,492	FLIR Systems, Inc.	337
1,342	IPG Photonics Corp. (a)	296
750	Littelfuse, Inc.	171
8,009	National Instruments Corp.	336
1,580	Universal Display Corp.	136
1,965	Zebra Technologies Corp., Class – A (a)	281

		4,533

	Energy Equipment & Services — 0.47%
3,204	Apergy Corp. (a)	134
1,630	Dril-Quip, Inc. (a)	84
1,455	Franks International N.V.	11
32,780	Halliburton Co.	1,477
4,085	Helmerich & Payne, Inc.	260
15,420	National Oilwell Varco, Inc.	669
4,107	Oceaneering International, Inc.	105
1,847	RPC, Inc.	27
36,562	Schlumberger Ltd.	2,451
9,671	TechnipFMC PLC	307

		5,525

	Equity Real Estate Investment Trusts — 0.85%
285	Alexandria Real Estate Equities, Inc.	36
16,482	American Tower Corp.	2,376
4,855	CoreCivic, Inc.	116
1,269	Coresite Realty Corp.	141
11,939	Crown Castle International Corp.	1,287
2,977	Equinix, Inc.	1,280
3,151	Equity Lifestyle Properties, Inc.	290
3,935	Extra Space Storage, Inc.	393
2,686	Gaming & Leisure Properties, Inc.	96
550	Hudson Pacific Property, Inc.	19
2,808	Lamar Advertising Co., Class – A	192
91	Life Storage, Inc.	9
577	OMEGA Healthcare Investors, Inc.	18
5,575	Public Storage	1,265
4,247	SBA Communications Corp. (a)	701
10,629	Simon Property Group, Inc.	1,809
2,151	Taubman Centers, Inc.	126

		10,154

Shares	Security Description	Value (000)
	Food & Staples Retailing — 2.15%
59,069	Costco Wholesale Corp.	$12,344
44,501	CVS Caremark Corp.	2,864
11,320	Sprouts Farmers Market, Inc. (a)	250
41,031	Sysco Corp.	2,802
450	US Foods Holding Corp. (a)	17
33,695	Walgreens Boots Alliance, Inc.	2,022
61,925	Wal-Mart Stores, Inc.	5,304

		25,603

	Food Products — 0.30%
11,661	Campbell Soup Co.	473
7,147	Flowers Foods, Inc.	149
1,490	General Mills, Inc.	66
10,381	Hershey Co.	965
10,397	Hormel Foods Corp.	387
4,748	Kellogg Co.	332
5,253	McCormick & Company, Inc.	610
1,341	Post Holdings, Inc. (a)	115
4,620	The J.M. Smucker Co.	497

		3,594

	Health Care Equipment & Supplies — 3.03%
67,967	Abbott Laboratories	4,145
1,570	Abiomed, Inc. (a)	642
2,977	Align Technology, Inc. (a)	1,019
23,231	Baxter International, Inc.	1,715
10,657	Becton, Dickinson & Co.	2,553
40,014	Boston Scientific Corp. (a)	1,308
1,305	Cantel Medical Corp.	128
23,268	Danaher Corp.	2,296
9,431	Dentsply Sirona, Inc.	413
3,249	Dexcom, Inc. (a)	309
16,311	Edwards Lifesciences Corp. (a)	2,374
1,661	Hill-Rom Holdings, Inc.	145
583	ICU Medical, Inc. (a)	171
9,053	IDEXX Laboratories, Inc. (a)	1,973
2,187	Insulet Corp. (a)	187
2,099	Integra LifeSciences Holdings Corp. (a)	135
8,562	Intuitive Surgical, Inc. (a)	4,097
1,688	Masimo Corp. (a)	165
55,859	Medtronic PLC	4,782
1,147	Penumbra, Inc. (a)	158
10,714	ResMed, Inc.	1,110
25,914	Stryker Corp.	4,377
321	Teleflex, Inc.	86
317	The Cooper Companies, Inc.	75
1,648	Varex Imaging Corp. (a)	61
7,321	Varian Medical Systems, Inc. (a)	833
844	West Pharmaceutical Services, Inc.	84
6,643	Zimmer Holdings, Inc.	740

		36,081

	Health Care Providers & Services — 3.30%
18,046	Aetna, Inc.	3,311
5,959	AmerisourceBergen Corp.	508
10,366	Anthem, Inc.	2,467
6,723	Centene Corp. (a)	828

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Providers & Services (continued)
580	Chemed Corp.	$187
3,629	CIGNA Corp.	617
2,640	DaVita Healthcare Partners, Inc. (a)	183
3,666	Encompass Health Corp.	248
833	Envision Healthcare Corp. (a)	37
28,116	Express Scripts Holding Co. (a)	2,171
7,406	HCA Holdings, Inc.	760
7,524	Henry Schein, Inc. (a)	547
4,907	Humana, Inc.	1,460
4,123	Laboratory Corporation of America Holdings (a)	740
10,060	McKesson Corp.	1,342
3,805	MEDNAX, Inc. (a)	165
1,945	Molina Heathcare, Inc. (a)	190
3,510	Patterson Companies, Inc.	80
532	Premier, Inc., Class – A (a)	19
5,578	Quest Diagnostics, Inc.	613
89,484	UnitedHealth Group, Inc.	21,955
3,586	Universal Health Services, Inc., Class – B	400
1,548	WellCare Health Plans, Inc. (a)	381

		39,209

	Health Care Technology — 0.16%
1,489	athenahealth, Inc. (a)	237
17,544	Cerner Corp. (a)	1,049
7,497	Veeva Systems, Inc. (a)	576

		1,862

	Hotels, Restaurants & Leisure — 2.79%
4,055	Chipotle Mexican Grill, Inc. (a)	1,749
2,756	Choice Hotels International, Inc.	208
2,555	Darden Restaurants, Inc.	274
1,571	Domino’s Pizza, Inc.	443
3,270	Dunkin’ Brands Group, Inc.	226
4,212	Extended Stay America, Inc.	91
3,589	Hilton Grand Vacations (a)	125
10,481	Hilton Worldwide Holdings, Inc.	830
8,315	Las Vegas Sands Corp.	635
57,670	Marriott International, Inc., Class – A	7,301
76,061	McDonald’s Corp.	11,919
1,703	MGM Resorts International	49
2,647	Six Flags Entertainment Corp.	185
109,518	Starbucks Corp.	5,350
6,985	The Wendy’s Co.	120
1,493	Vail Resorts, Inc.	409
3,646	Wyndham Hotels & Resorts, Inc.	214
3,667	Wyndham Worldwide Corp.	162
3,859	Wynn Resorts Ltd.	646
17,058	Yum China Holdings, Inc.	656
19,391	YUM! Brands, Inc.	1,517

		33,109

	Household Durables — 0.13%
7,505	D.R. Horton, Inc.	308
4,941	Garmin Ltd.	301
5,685	Lennar Corp., Class – A	298
296	Lennar Corp., Class – B	13

Shares	Security Description	Value (000)
	Household Durables (continued)
117	NVR, Inc. (a)	$348
3,054	PulteGroup, Inc.	88
1,673	Tempur Sealy International, Inc. (a)	80
2,654	Toll Brothers, Inc.	98

		1,534

	Household Products — 1.18%
18,048	Church & Dwight Co., Inc.	959
41,003	Colgate-Palmolive Co.	2,657
1,352	Energizer Holdings, Inc.	85
25,544	Kimberly-Clark Corp.	2,691
9,268	The Clorox Co.	1,253
81,386	The Procter & Gamble Co.	6,354

		13,999

	Industrial Conglomerates — 1.06%
42,976	3M Co.	8,455
2,682	Carlisle Companies, Inc.	290
17,397	Honeywell International, Inc.	2,506
4,742	Roper Industries, Inc.	1,308

		12,559

	Insurance — 0.70%
60	Alleghany Corp.	34
4,786	American International Group, Inc.	254
20,243	Aon PLC	2,776
2,268	Arch Capital Group Ltd. (a)	60
314	AXIS Capital Holdings Ltd.	17
10,077	Brown & Brown, Inc.	279
702	Erie Indemnity Co., Class – A	82
567	Everest Re Group Ltd.	131
43	Markel Corp. (a)	47
30,129	Marsh & McLennan Companies, Inc.	2,471
110	RenaissanceRe Holdings Ltd.	13
21,783	The Progressive Corp.	1,289
1,973	The Travelers Companies, Inc.	241
4,943	Torchmark Corp.	402
383	Validus Holdings Ltd.	26
3,338	XL Group Ltd.	187

		8,309

	Internet & Direct Marketing Retail — 6.00%
25,305	Amazon.com, Inc. (a)	43,013
3,812	Booking Holdings, Inc. (a)	7,727
4,492	Expedia, Inc.	540
49,315	Netflix, Inc. (a)	19,303
8,558	TripAdvisor, Inc. (a)	477
2,054	Wayfair, Inc., Class – A (a)	244

		71,304

	Internet Software & Services — 8.74%
2,020	2U, Inc. (a)	169
5,822	Akamai Technologies, Inc. (a)	426
59,882	Alibaba Group Holding Ltd., ADR (a)	11,110
26,305	Alphabet, Inc., Class – A (a)	29,702
17,952	Alphabet, Inc., Class – C (a)	20,028
887	Docusign, Inc. (a)	47
7,608	eBay, Inc. (a)	276
145,186	Facebook, Inc., Class – A (a)	28,212

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Internet Software & Services (continued)
5,555	GoDaddy, Inc., Class – A (a)	$392
3,380	GrubHub, Inc. (a)	355
2,765	Interactive Corp. (a)	422
2,410	LogMeln, Inc.	249
1,895	Match Group, Inc. (a)	73
3,985	Nutanix, Inc., Class – A (a)	206
3,209	Okta, Inc. (a)	162
198,125	Tencent Holdings Ltd., ADR	9,956
2,680	Twilio, Inc., Class – A (a)	150
26,520	Twitter, Inc. (a)	1,158
3,951	VeriSign, Inc. (a)	543
1,493	Zillow Group, Inc., Class – A (a)	89
3,060	Zillow Group, Inc., Class – C (a)	181

		103,906

	IT Services — 8.74%
48,699	Accenture PLC, Class – A	7,967
1,797	Alliance Data Systems Corp.	419
6,080	Amdocs Ltd.	402
34,876	Automatic Data Processing, Inc.	4,678
5,282	Black Knight, Inc. (a)	283
5,040	Booz Allen Hamilton Holding Corp.	220
9,071	Broadridge Financial Solutions, Inc.	1,044
43,494	Cognizant Technology Solutions Corp.	3,436
1,891	CoreLogic, Inc. (a)	98
1,900	EPAM Systems, Inc. (a)	236
1,013	Euronet Worldwide, Inc. (a)	85
1,201	Fidelity National Information Services, Inc.	127
17,869	First Data Corp. (a)	374
15,384	Fiserv, Inc. (a)	1,140
6,901	FleetCor Technologies, Inc. (a)	1,454
3,295	Gartner Group, Inc. (a)	438
2,307	Genpact Ltd.	67
11,071	Global Payments, Inc.	1,234
60,865	International Business Machines Corp.	8,503
6,047	Jack Henry & Associates, Inc.	788
126,531	MasterCard, Inc., Class – A	24,865
24,621	Paychex, Inc.	1,683
149,522	PayPal Holdings, Inc. (a)	12,450
7,174	Sabre Corp.	177
21,580	Square, Inc., Class – A (a)	1,330
895	Switch, Inc., Class – A	11
8,656	Teradata Corp. (a)	348
13,116	Total System Services, Inc.	1,109
211,473	Visa, Inc., Class – A	28,009
25,320	Western Union Co.	515
1,519	WEX, Inc. (a)	289
1,223	Worldpay, Inc., Class – A (a)	100

		103,879

	Leisure Products — 0.08%
548	Brunswick Corp.	35
3,328	Hasbro, Inc.	307
2,810	Mattel, Inc. (a)	46
5,048	Polaris Industries, Inc.	617

		1,005

Shares	Security Description	Value (000)
	Life Sciences Tools & Services — 1.00%
2,963	Bio-Techne Corp.	$438
1,277	Bruker Biosciences Corp.	37
1,306	Charles River Laboratories International, Inc. (a)	147
19,127	Illumina, Inc. (a)	5,342
2,014	Mettler-Toledo International, Inc. (a)	1,165
1,891	PRA Health Sciences, Inc. (a)	177
16,524	Thermo Electron Corp.	3,423
5,899	Waters Corp. (a)	1,142

		11,871

	Machinery — 1.79%
4,348	Allison Transmission Holdings, Inc.	176
39,624	Caterpillar, Inc.	5,377
2,025	Crane Co.	162
2,044	Cummins, Inc.	272
12,163	Deere & Co.	1,700
10,234	Donaldson Company, Inc.	462
6,409	Dover Corp.	469
22,234	Fortive Corp.	1,714
1,554	Gardner Denver Holdings, Inc. (a)	46
6,202	Graco, Inc.	280
5,752	IDEX Corp.	785
24,366	Illinois Tool Works, Inc.	3,377
4,974	Ingersoll-Rand PLC	446
2,334	Lincoln Electric Holdings, Inc.	205
2,075	Nordson, Inc.	266
19,682	Parker Hannifin Corp.	3,068
2,278	Snap-on, Inc.	366
3,681	The Middleby Corp. (a)	384
3,938	The Toro Co.	237
1,987	WABCO Holdings, Inc. (a)	233
5,175	Wabtec Corp.	510
4,863	Welbilt, Inc. (a)	108
10,781	Xylem, Inc.	726

		21,369

	Marine — 0.02%
2,315	Kirby Corp. (a)	194

	Media — 0.72%
1,708	AMC Networks, Inc. (a)	106
163	Cable One, Inc.	120
12,280	CBS Corp., Class – B	690
4,741	Charter Communications, Inc., Class – A (a)	1,390
4,003	Discovery Communications, Inc., Class – C (a)	102
1,915	John Wiley & Sons, Inc., Class – A	119
246	Lions Gate Entertainment Corp., Class – A	6
483	Lions Gate Entertainment Corp., Class – B	11
5,125	Live Nation Entertainment, Inc. (a)	249
15,371	Omnicom Group, Inc.	1,172
47,807	Sirius XM Holdings, Inc.	324
1,739	The Interpublic Group of Companies, Inc.	41
60	The Madison Square Garden Co., Class – A (a)	19
40,128	The Walt Disney Co.	4,206

		8,555

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Metals & Mining — 0.02%
994	Royal Gold, Inc.	$92
3,052	Southern Copper Corp.	143
1,278	Steel Dynamics, Inc.	59

		294

	Multiline Retail — 0.48%
21,830	Dollar General Corp.	2,152
10,645	Dollar Tree, Inc. (a)	905
7,449	Kohl’s Corp.	543
4,377	Nordstrom, Inc.	227
24,945	Target Corp.	1,899

		5,726

	Oil, Gas & Consumable Fuels — 1.85%
6,486	Anadarko Petroleum Corp.	475
4,759	Antero Resources Corp. (a)	102
888	Apache Corp.	42
12,204	Cabot Oil & Gas Corp.	290
5,394	Cheniere Energy, Inc. (a)	352
69,961	Chevron Corp.	8,844
514	Cimarex Energy Co.	52
10,038	Concho Resources, Inc. (a)	1,389
1,560	Continental Resources, Inc. (a)	101
949	Diamondback Energy, Inc.	125
15,515	EOG Resources, Inc.	1,931
80,494	Exxon Mobil Corp.	6,659
1,624	Kosmos Energy Ltd. (a)	13
3,164	Newfield Exploration Co. (a)	96
6,563	ONEOK, Inc.	458
6,633	Parsley Energy, Inc., Class – A (a)	201
3,497	Pioneer Natural Resources Co.	662
2,929	RSP Permian, Inc. (a)	129
3,042	World Fuel Services Corp.	62

		21,983

	Personal Products — 0.60%
1,172	Herbalife Ltd. (a)	63
3,043	Nu Skin Enterprises, Inc., Class – A	238
47,825	The Estee Lauder Companies, Inc., Class – A	6,824

		7,125

	Pharmaceuticals — 2.67%
71,248	AstraZeneca PLC, ADR	2,501
93,989	Bristol-Myers Squibb Co.	5,201
1,097	Catalent, Inc. (a)	46
61,108	Eli Lilly & Co.	5,214
2,022	Jazz Pharmaceuticals PLC (a)	348
78,509	Johnson & Johnson	9,527
116,677	Merck & Co., Inc.	7,082
5,849	Nektar Therapeutics (a)	286
18,204	Zoetis, Inc.	1,551

		31,756

	Professional Services — 0.37%
1,331	CoStar Group, Inc. (a)	549
5,982	Equifax, Inc.	748
9,861	IHS Markit Ltd. (a)	509
10,087	Robert Half International, Inc.	657

Shares	Security Description	Value (000)
	Professional Services (continued)
599	The Dun & Bradstreet Corp.	$73
6,842	Transunion Holding Company, Inc.	490
12,578	Versik Analytics, Inc., Class – A (a)	1,355

		4,381

	Real Estate Management & Development — 0.03%
5,647	CBRE Group, Inc., Class – A (a)	270
558	Howard Hughes Corp. (a)	74

		344

	Road & Rail — 1.15%
54,243	CSX Corp.	3,460
446	Genesee & Wyoming, Inc., Class – A (a)	36
6,815	Hunt (JB) Transportation Services, Inc.	828
3,374	Landstar System, Inc.	368
2,470	Old Dominion Freight Line, Inc.	368
277	Schneider National, Inc.	8
60,965	Union Pacific Corp.	8,638

		13,706

	Semiconductors & Semiconductor Equipment — 4.01%
33,715	Advanced Micro Devices, Inc. (a)	505
16,865	Analog Devices, Inc.	1,618
39,465	Applied Materials, Inc.	1,823
30,669	Broadcom, Inc.	7,442
2,527	Cavium, Inc. (a)	219
8,813	Cypress Semiconductor Corp.	137
186,733	Intel Corp.	9,282
5,811	KLA-Tencor Corp.	596
6,159	Lam Research Corp.	1,065
10,369	Maxim Integrated Products, Inc.	608
8,563	Microchip Technology, Inc.	779
34,053	Micron Technology, Inc. (a)	1,786
2,025	MKS Instruments, Inc.	194
1,523	Monolithic Power Systems, Inc.	204
50,826	NVIDIA Corp.	12,040
846	NXP Semiconductors N.V. (a)	92
15,714	ON Semiconductor Corp. (a)	349
59,764	Qualcomm, Inc.	3,354
4,981	Skyworks Solutions, Inc.	481
1,723	Teradyne, Inc.	66
36,827	Texas Instruments, Inc.	4,060
8,453	Versum Materials, Inc.	314
9,462	Xilinx, Inc.	617

		47,631

	Software — 9.89%
80,780	Activision Blizzard, Inc.	6,165
52,786	Adobe Systems, Inc. (a)	12,870
6,620	ANSYS, Inc. (a)	1,153
2,531	Aspen Technology, Inc. (a)	235
3,421	Atlassian Corp. PLC, Class – A (a)	214
6,919	Autodesk, Inc. (a)	907
10,394	Cadence Design Systems, Inc. (a)	450
4,888	CDK Global, Inc.	318
837	Ceridian HCM Holding, Inc. (a)	28
11,437	Citrix Systems, Inc. (a)	1,199
715	Dell Technologies, Inc., Class – V (a)	60

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Software (continued)
11,313	Electronic Arts, Inc. (a)	$1,595
1,100	Fair Isaac Corp. (a)	213
4,435	FireEye, Inc. (a)	68
5,173	Fortinet, Inc. (a)	323
2,997	Guidewire Software, Inc. (a)	266
19,948	Intuit, Inc.	4,075
2,355	Manhattan Associates, Inc. (a)	111
511,005	Microsoft Corp.	50,390
135,696	Oracle Corp.	5,979
1,858	Paycom Software, Inc. (a)	184
1,334	Pegasystems, Inc.	73
1,883	Proofpoint, Inc. (a)	217
4,258	PTC, Inc. (a)	399
2,629	RealPage, Inc. (a)	145
46,112	Red Hat, Inc. (a)	6,196
2,489	RingCentral, Inc., Class – A (a)	175
89,196	Salesforce.com, Inc. (a)	12,166
6,578	ServiceNow, Inc. (a)	1,135
35,183	Splunk, Inc. (a)	3,487
7,128	SS&C Technologies Holdings, Inc.	370
513	Synopsys, Inc. (a)	44
2,516	Tableau Software, Inc., Class – A (a)	246
2,656	Take-Two Interactive Software, Inc. (a)	314
1,109	The Ultimate Software Group, Inc. (a)	285
1,397	Tyler Technologies, Inc. (a)	310
5,817	VMware, Inc., Class – A (a)	855
34,891	Workday, Inc., Class – A (a)	4,226
3,846	Zendesk, Inc. (a)	210

		117,656

	Specialty Retail — 2.76%
2,702	Aaron’s, Inc.	117
3,752	Advance Auto Parts, Inc.	509
2,055	AutoZone, Inc. (a)	1,379
7,113	Bed Bath & Beyond, Inc.	142
14,263	Best Buy Co., Inc.	1,064
2,500	Burlington Stores, Inc. (a)	376
4,267	CarMax, Inc. (a)	311
3,817	Dick’s Sporting Goods, Inc.	135
1,492	Floor & Decor Holdings, Inc., Class – A (a)	74
4,371	GameStop Corp., Class – A	64
10,330	Gap, Inc.	335
1,614	L Brands, Inc.	60
31,053	Lowe’s Companies, Inc.	2,968
888	Michaels Companies, Inc. The (a)	17
6,876	O’Reilly Automotive, Inc. (a)	1,881
30,027	Ross Stores, Inc.	2,545
70,118	The Home Depot, Inc.	13,678
50,120	The TJX Cos., Inc.	4,769
5,208	Tiffany & Co.	685
4,538	Tractor Supply Co.	347
4,633	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	1,082
6,274	Urban Outfitters, Inc. (a)	280
701	Williams-Sonoma, Inc.	43

		32,861

Shares	Security Description	Value (000)
	Technology Hardware, Storage & Peripherals — 4.98%
313,886	Apple, Inc.	$58,103
3,683	NCR Corp. (a)	110
10,077	NetApp, Inc.	791
6,157	Pure Storage, Inc., Class – A (a)	147

		59,151

	Textiles, Apparel & Luxury Goods — 1.92%
3,890	Carter’s, Inc.	422
135	Columbia Sportswear Co.	12
1,794	Fossil Group, Inc. (a)	48
13,362	Hanesbrands, Inc.	294
91,433	Kering, ADR^	5,129
8,024	Lululemon Athletica, Inc. (a)	1,002
10,072	Michael Kors Holdings Ltd. (a)	671
148,976	NIKE, Inc., Class – B	11,871
2,511	Ralph Lauren Corp.	316
2,320	Skechers USA, Inc., Class – A (a)	70
12,895	Tapestry, Inc.	602
12,692	Under Armour, Inc., Class – A (a)	285
12,872	Under Armour, Inc., Class – C (a)	271
22,710	V.F. Corp.	1,851

		22,844

	Tobacco — 0.82%
71,181	Altria Group, Inc.	4,042
16,884	British American Tobacco PLC, ADR	852
60,164	Philip Morris International, Inc.	4,858

		9,752

	Trading Companies & Distributors — 0.29%
239	Air Lease Corp.	10
22,186	Fastenal Co.	1,069
2,576	HD Supply Holdings, Inc. (a)	110
2,683	MSC Industrial Direct Co., Inc., Class – A	228
4,525	NOW, Inc. (a)	60
3,110	United Rentals, Inc. (a)	459
1,003	Univar, Inc. (a)	26
4,126	W.W. Grainger, Inc.	1,273
967	Watsco, Inc.	172

		3,407

	Wireless Telecommunication Services — 0.04%
7,448	T-Mobile USA, Inc. (a)	445

	Total Common Stocks	1,113,277

Principal Amount (000)

	U.S. Treasury Obligation — 0.01%
$175	U.S. Treasury Bill, 1.83%, 9/6/18 (b)(c)	174

	Total U.S. Treasury Obligation	174

	Time Deposit — 0.51%
6,045	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	6,045

	Total Time Deposit	6,045

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Mutual Funds — 5.60%
591,145	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (d)	$591
65,983,344	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (d)	65,983

	Total Mutual Funds	66,574

Principal Amount (000)
	Repurchase Agreement — 0.08%
$993	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $992,845 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $1,012,534)^^	993

	Total Repurchase Agreement	993

	Total Investments (cost $753,187) — 99.86%	1,187,063
	Other assets in excess of liabilities — 0.14%	1,678

	Net Assets — 100.00%	$1,188,741

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $6,042 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	Rate disclosed represents effective yield at purchase.

(c)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(d)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Institutional Growth Equity Portfolio	Jennison Associates, LLC	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	23.81%	69.85%	—	—	93.66%
U.S. Treasury Obligation	0.00%	0.01%	—	—	0.01%
Time Deposit	0.51%	—	0.00%	—	0.51%
Mutual Funds	0.05%	0.55%	2.56%	2.44%	5.60%
Repurchase Agreement	0.08%	—	—	—	0.08%
Other Assets (Liabilities)	0.06%	-0.20%	0.28%	—	0.14%

Total Net Assets	24.51%	70.21%	2.84%	2.44%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Growth Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini NASDAQ 100 Future	21	9/21/18	$2,968	$(50)
E-Mini S&P 500 Future	348	9/21/18	47,356	(842)
E-Mini S&P Midcap 400 Future	3	9/21/18	587	(15)

			$50,911	$(907)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(907)

	Total Net Unrealized Appreciation/(Depreciation)			$(907)

^	Cash and treasuries have been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 88.38%
	Aerospace & Defense — 0.78%
1,494	Astronics Corp. (a)	$54
11,400	CPI Aerostructures, Inc. (a)	120
1,811	Cubic Corp.	116
1,610	Curtiss-Wright Corp.	191
118	Ducommun, Inc. (a)	4
6,266	Kratos Defense & Security Solutions, Inc. (a)	72
26	National Presto Industries, Inc.	3
850	Teledyne Technologies, Inc. (a)	169
1,584	Vectrus, Inc. (a)	49
7,353	Wesco Aircraft Holdings, Inc. (a)	83

		861

	Air Freight & Logistics — 0.01%
3,812	Radiant Logistics, Inc. (a)	15

	Airlines — 1.77%
4,655	American Airlines Group, Inc.	177
37	Copa Holdings SA, Class – A	3
2,144	Hawaiian Holdings, Inc.	77
13,447	JetBlue Airways Corp. (a)	255
20,840	United Continental Holdings, Inc. (a)	1,453

		1,965

	Auto Components — 0.65%
4,621	American Axle & Manufacturing Holdings, Inc. (a)	72
903	Cooper-Standard Holding, Inc. (a)	118
5,318	Dana Holding Corp.	107
7,282	Horizon Global Corp. (a)	43
7,335	Modine Manufacturing Co. (a)	134
2,951	Shiloh Industries, Inc. (a)	26
7,000	Strattec Security Corp.	214
90	Tower International, Inc.	3

		717

	Automobiles — 0.03%
933	Winnebago Industries, Inc.	38

	Banks — 5.51%
52	1st Source, Inc.	3
66	American National Bankshares, Inc.	3
11,900	Associated Banc-Corp.	325
62	Banco Latinoamericano de Comercio Exterior SA, Class – E	2
4,690	Banner Corp.	282
38	C&F Financial Corp.	2
9,057	Centerstate Bank Corp.	270
2,524	Chemical Financial Corp.	141
56	Chemung Financial Corp.	3
92	CNB Financial Corp.	3
11,887	Columbia Banking System, Inc.	486
48	Community Trust Bancorp, Inc.	2
3,445	Cullen/Frost Bankers, Inc.	373
5,382	CVB Financial Corp.	121
104	Fidelity Southern Corp.	3
65	Financial Institutions, Inc.	2
27,295	First BanCorp (a)	209
95	First Bancorp	4

Shares	Security Description	Value (000)
	Banks (continued)
73	First Business Financial Services, Inc.	$2
7	First Citizens BancShares, Inc., Class – A	3
77	First Community Bancshares, Inc.	2
106	First Financial BanCorp	3
46	First Financial Corp.	2
9,144	First Horizon National Corp.	163
61	First Interstate BancSystem, Inc., Class – A	3
5,875	First Midwest Bancorp, Inc.	150
46	Great Southern Bancorp, Inc.	3
63	Hancock Holding Co.	3
48	Heartland Financial USA, Inc.	3
15,411	Hope Bancorp, Inc.	275
148	Horizon Bancorp, Inc.	3
144	Huntington Bancshares, Inc.	2
1,190	Iberiabank Corp.	90
116	Independent Bank Corp.	3
63	International Bancshares Corp.	3
6,730	Investors Bancorp, Inc.	86
114	KeyCorp	2
148	Lakeland Bancorp, Inc.	3
2,800	MB Financial, Inc.	131
50	National Bankshares, Inc.	2
61	Northrim BanCorp, Inc.	2
133	Old National Bancorp	2
7,195	PacWest Bancorp	356
79	Peoples Bancorp, Inc.	3
7,366	Popular, Inc.	333
141	Premier Financial Bancorp, Inc.	3
14,170	Seacoast Banking Corporation of Florida (a)	447
102	Sierra Bancorp	3
2,599	Signature Bank (a)	332
3,340	Synovus Financial Corp.	176
6,923	TCF Financial Corp.	170
8,889	TriCo Bancshares	333
101	Triumph Bancorp, Inc. (a)	4
67	Trustmark Corp.	2
109	Umpqua Holdings Corp.	2
11,670	Webster Financial Corp.	743

		6,082

	Biotechnology — 3.27%
3,334	Abeona Therapeutics, Inc. (a)	53
2,297	Acceleron Pharma, Inc. (a)	111
9,390	Achaogen, Inc. (a)	81
24,419	Advaxis, Inc.	35
264	Alkermes PLC (a)	10
41	Aptevo Therapeutics, Inc. (a)	—
1,298	Bluebird Bio, Inc. (a)	204
9,769	Conatus Pharmaceuticals, Inc.	42
116	Emergent BioSolutions, Inc. (a)	6
1,550	Enanta Pharmaceuticals, Inc. (a)	180
5,630	Exact Sciences Corp. (a)	337
5,978	ImmunoGen, Inc. (a)	58
580	Ionis Pharmaceuticals, Inc. (a)	24
36,800	Kindred Biosciences, Inc. (a)	391
916	Ligand Pharmaceuticals, Inc., Class – B (a)	190

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
754	Loxo Oncology, Inc. (a)	$131
519	Madrigal Pharmaceuticals, Inc. (a)	145
4,860	Merrimack Pharmaceuticals, Inc.	24
4,247	Miragen Therapeutics, Inc. (a)	27
9,279	Myriad Genetics, Inc. (a)	347
7,494	Natera, Inc. (a)	141
1,780	Neurocrine Biosciences, Inc. (a)	175
3,169	Protagonist Therapeutics, Inc.	21
5,180	Repligen Corp. (a)	244
560	Sage Therapeutics, Inc. (a)	88
9,974	Sangamo BioSciences, Inc. (a)	142
1,685	Seattle Genetics, Inc. (a)	112
890	Spark Therapeutics, Inc. (a)	74
3,920	Tesaro, Inc. (a)	174
23,278	Trevena, Inc. (a)	34

		3,601

	Building Products — 1.41%
704	American Woodmark Corp. (a)	64
8,060	Gibraltar Industries, Inc. (a)	302
10,485	Jeld-Wen Holding, Inc. (a)	300
4,476	Masonite International Corp. (a)	322
6,668	Trex Company, Inc. (a)	418
4,158	Universal Forest Products, Inc.	152

		1,558

	Capital Markets — 2.63%
4,895	Arlington Asset Investment Corp.	50
5,530	Artisan Partners Asset Management, Inc., Class – A	167
17,500	Capital Southwest Corp.	317
29,775	Cowen Group, Inc., Class – A (a)	411
2,250	E*Trade Financial Corp. (a)	138
2,141	Evercore Partners, Inc., Class – A	226
246	Gain Capital Holdings, Inc.	2
7,796	Greenhill & Co., Inc.	221
75	Houlihan Lokey, Inc.	4
10,185	Jefferies Financial Group, Inc.	232
4,715	LPL Financial Holdings, Inc.	309
3,327	Pzena Investment Management, Inc.	31
2,744	Raymond James Financial, Inc.	245
25,500	Safeguard Scientifics, Inc. (a)	326
4,394	Stifel Financial Corp.	230

		2,909

	Chemicals — 2.11%
97	A. Schulman, Inc.	4
2,573	Albemarle Corp.	243
48	Cabot Corp.	3
5,744	FMC Corp.	513
158	Huntsman Corp.	5
1,859	Innophos Holdings, Inc.	88
12,409	Kraton Performance Polymers, Inc. (a)	574
4,552	LSB Industries, Inc. (a)	24
669	NewMarket Corp.	271
19,412	Platform Specialty Products Corp. (a)	225
57	Stepan Co.	4

Shares	Security Description	Value (000)
	Chemicals (continued)
47	Trinseo SA	$3
17,503	Tronox Ltd., Class – A	344
6,588	Valhi, Inc.	31
59	Westlake Chemical Corp.	6

		2,338

	Commercial Services & Supplies — 2.05%
5,628	ACCO Brands Corp.	78
16,923	Aqua Metals, Inc. (a)	49
16,053	ARC Document Solutions, Inc. (a)	28
7,424	CECO Environmental Corp.	46
14,773	Covanta Holding Corp.	244
93	Ennis, Inc.	2
22,252	Essendant, Inc.	294
12,353	Hudson Technologies, Inc. Com (a)	25
7,288	Interface, Inc.	167
3,406	LSC Communications, Inc.	53
4,970	McGrath RentCorp	314
6,434	Mobile Mini, Inc.	302
2,173	Multi-Color Corp.	140
2,818	NL Industries, Inc. (a)	25
2,497	Quad Graphics, Inc.	52
17,847	Steelcase, Inc., Class – A	241
9,018	Team, Inc. (a)	208
15	UniFirst Corp.	3
48	VSE Corp.	2

		2,273

	Communications Equipment — 1.23%
7,822	Acacia Communications, Inc. (a)	271
13,195	Aerohive Networks, Inc. (a)	52
361	Applied Optoelectronics, Inc. (a)	16
5,470	Ciena Corp. (a)	145
129	Comtech Telecommunications Corp.	4
48,614	EMCORE Corp. (a)	246
2,864	Extreme Networks, Inc. (a)	23
16,266	Infinera Corp. (a)	162
2,397	Lumentum Holdings, Inc. (a)	139
8,657	Oclaro, Inc. (a)	77
35,500	PC-Telephone, Inc.	222

		1,357

	Construction & Engineering — 1.51%
1,546	Ameresco, Inc., Class – A (a)	19
3,756	Granite Construction, Inc.	209
21,062	KBR, Inc.	377
15,518	MasTec, Inc. (a)	787
107	MYR Group, Inc. (a)	4
3,741	Orion Group Holdings, Inc. (a)	31
9,171	Tutor Perini Corp. (a)	169
5,047	Willscot Corp. (a)	75

		1,671

	Construction Materials — 0.76%
3,291	Eagle Materials, Inc., Class – A	346
26,412	Forterra, Inc. (a)	257
1,089	Martin Marietta Materials, Inc.	243

		846

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Consumer Finance — 0.48%
68	Encore Capital Group, Inc. (a)	$2
2,188	Enova International, Inc. (a)	80
1,630	EZCORP, Inc., Class – A (a)	20
2,227	Green Dot Corp., Class – A (a)	163
23,416	LendingClub Corp. (a)	89
43	Nelnet, Inc., Class – A	3
4,470	PRA Group, Inc. (a)	172
147	Santander Consumer USA Holdings, Inc.	3

		532

	Containers & Packaging — 0.89%
3,071	AptarGroup, Inc.	287
10,625	Berry Plastics Group, Inc. (a)	488
14,703	Graphic Packaging Holding Co.	213

		988

	Distributors — 0.11%
830	Pool Corp.	126

	Diversified Consumer Services — 1.85%
99	Adtalem Global Education, Inc. (a)	5
67	American Public Education, Inc. (a)	3
1,850	Bright Horizons Family Solutions, Inc. (a)	190
39	Capella Education Co.	4
24,072	Career Education Corp. (a)	388
20,388	Chegg, Inc. (a)	566
2,890	Grand Canyon Education, Inc. (a)	323
3,032	Strayer Education, Inc.	343
2,172	Weight Watchers International, Inc. (a)	220

		2,042

	Diversified Financial Services — 0.00%
99	Marlin Business Services Corp.	3

	Diversified Telecommunication Services — 1.06%
11,932	Cogent Communications Group, Inc.	637
6,195	IDT Corp.	35
5,781	Intelsat SA (a)	97
136	Iridium Communications, Inc. (a)	2
39,800	ORBCOMM, Inc. (a)	402

		1,173

	Electric Utilities — 0.14%
1,522	El Paso Electric Co.	91
3,048	Genie Energy, Ltd.	15
98	Hawaiian Electric Industries, Inc.	3
158	PNM Resources, Inc.	6
73	Portland General Electric Co.	3
4,328	Spark Energy, Inc., Class – A	42

		160

	Electrical Equipment — 0.52%
24,925	Babcock & Wilcox Enterprises, Inc. (a)	59
3,066	Encore Wire Corp.	145
2,774	EnerSys	208
42,800	Orion Energy Systems, Inc.	47
7,843	Revolution Lighting Technologies, Inc.	32
6,717	Sunrun, Inc. (a)	88

		579

Shares	Security Description	Value (000)
	Electronic Equipment, Instruments & Components — 4.83%
4,861	Anixter International, Inc. (a)	$308
6,176	Belden, Inc.	377
75	Benchmark Electronics, Inc.	2
14,618	Celestica, Inc. (a)	174
1,242	Control4 Corp. (a)	30
34	Dolby Laboratories, Inc., Class – A	2
47	ePlus, Inc. (a)	4
3,155	Fabrinet (a)	117
22,022	Flextronics International Ltd. (a)	311
4,315	II-VI, Inc. (a)	187
4,568	Insight Enterprises, Inc. (a)	224
565	IPG Photonics Corp. (a)	125
5,724	Itron, Inc. (a)	344
12,813	Jabil Circuit, Inc.	354
3,712	KEMET Corp. (a)	90
131	Kimball Electronics, Inc. (a)	2
3,074	Littelfuse, Inc.	702
5,248	Methode Electronics, Inc.	211
4,881	nLight, Inc. (a)	161
3,012	Novanta, Inc. (a)	188
64	PC Connection, Inc.	2
3,113	PCM, Inc. (a)	47
9,200	Perceptron, Inc. (a)	97
37	Plexus Corp. (a)	2
4,105	Rogers Corp. (a)	458
59	Sanmina Corp. (a)	2
6,659	ScanSource, Inc. (a)	268
25	SYNNEX Corp.	2
22	Tech Data Corp. (a)	2
327	TTM Technologies, Inc. (a)	6
3,236	Universal Display Corp.^	278
11,298	VeriFone Systems, Inc. (a)	258
135	Vishay Intertechnology, Inc.	3

		5,338

	Energy Equipment & Services — 1.23%
22,800	Aspen Aerogels, Inc. (a)	112
20,179	Bristow Group, Inc. (a)	285
6,177	CARBO Ceramics, Inc. (a)	57
2,279	Covia Holdings Corp. (a)	42
1,912	Dril-Quip, Inc. (a)	98
4,143	Ensco PLC, Class – A, ADR	30
97	Exterran Corp. (a)	2
13,586	Gulf Island Fabrication, Inc.	122
15,100	Mitcham Industries, Inc. (a)	61
6,691	Noble Corp. PLC (a)	42
355	Smart Sand, Inc. (a)	2
4,777	Superior Energy Services, Inc. (a)	47
3,092	TechnipFMC PLC	99
3,011	Transocean Ltd. (a)	40
12,500	US Silica Holdings, Inc.	321

		1,360

	Equity Real Estate Investment Trusts — 1.64%
718	Ashford Hospitality Trust	6
6,079	Bluerock Residential Growth REIT, Inc.	54

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
16,280	Catchmark Timber Trust, Inc.	$207
14,484	Cedar Realty Trust, Inc.	68
1,747	Clipper Realty, Inc.	15
5,174	Corporate Office Properties Trust	150
3,859	DiamondRock Hospitality Co.	47
3,301	EastGroup Properties, Inc.	316
6,984	Equity Commonwealth (a)	221
7,230	Farmland Partners, Inc.	64
6,912	Global Medical REIT, Inc.	61
3,640	Global Net Lease, Inc.	74
2,387	Independence Realty Trust, Inc.	25
5,724	LaSalle Hotel Properties	196
252	Lexington Realty Trust	2
6,230	Pennsylvania Real Estate Investment Trust	68
24	PS Business Parks, Inc.	3
3,543	Quality Care Properties (a)	76
128	RLJ Lodging Trust	3
3,532	Select Income REIT	79
10,364	Washington Prime Group, Inc.	84

		1,819

	Food & Staples Retailing — 0.50%
2,817	Casey’s General Stores, Inc.	297
9,033	Chefs’ Warehouse Holdings LLC (a)	257
37	Ingles Markets, Inc., Class – A	1

		555

	Food Products — 0.51%
41	Cal-Maine Foods, Inc. (a)	2
4,706	Darling Ingredients, Inc. (a)	94
33	Fresh Del Monte Produce, Inc.	1
2,504	J&J Snack Foods Corp.	381
39	John B. Sanfilippo & Son, Inc.	3
5,200	Landec Corp. (a)	77
25	Sanderson Farms, Inc.	3

		561

	Gas Utilities — 0.41%
38	Southwest Gas Corp.	3
8,617	UGI Corp.	449

		452

	Health Care Equipment & Supplies — 6.29%
1,040	Abiomed, Inc. (a)	425
2,630	AxoGen, Inc. (a)	132
3,210	Cantel Medical Corp.	316
9,373	Cardiovascular Systems, Inc. (a)	303
4,641	Dexcom, Inc. (a)	441
3,022	Edwards Lifesciences Corp. (a)	440
13,799	Insulet Corp. (a)	1,182
5,085	iRhythm Technologies, Inc. (a)	413
3,198	Neogen Corp. (a)	256
831	Neuronetics, Inc. (a)	22
1,870	Nevro Corp. (a)	149
12,287	Novocure Ltd. (a)	385
893	Penumbra, Inc. (a)	123
11,984	STAAR Surgical Co. (a)	372

Shares	Security Description	Value (000)
	Health Care Equipment & Supplies (continued)
1,886	Steris PLC	$198
29,328	Tandem Diabetes Care, Inc. (a)	646
2,751	The Cooper Companies, Inc.	648
4,945	West Pharmaceutical Services, Inc.	491

		6,942

	Health Care Providers & Services — 2.22%
4,740	AAC Holdings, Inc. (a)	44
11,394	Acadia Healthcare Company, Inc. (a)	467
10,517	Aceto Corp.	35
13	Chemed Corp.	4
16,020	Diplomat Pharmacy, Inc. (a)	409
2,827	Encompass Health Corp.	191
15,760	Genesis Healthcare, Inc. (a)	36
5,202	HealthEquity, Inc. (a)	391
81	LHC Group, Inc. (a)	7
29	LifePoint Hospitals, Inc., Class – A (a)	1
27	Magellan Health Services, Inc. (a)	3
36	Molina Heathcare, Inc. (a)	4
29	National Healthcare Corp.	2
39	Providence Service Corp. (a)	3
164	Select Medical Holdings Corp. (a)	3
3,489	Surgery Partners, Inc. (a)	52
9,086	Teladoc, Inc. (a)	528
86	The Ensign Group, Inc.	3
7,002	Triple-S Management Corp., Class – A (a)	273

		2,456

	Health Care Technology — 0.27%
1,190	Medidata Solutions, Inc. (a)	96
3,964	Omnicell, Inc. (a)	208

		304

	Hotels, Restaurants & Leisure — 1.84%
105	Bloomin’ Brands, Inc.	2
1,279	Brinker International, Inc.	61
51,100	Century Casinos, Inc. (a)	447
871	DineEquity, Inc.	65
54	International Speedway Corp., Class – A	2
88	Marcus Corp.	3
240	Pinnacle Entertainment, Inc. (a)	8
5,909	Planet Fitness, Inc., Class – A (a)	260
995	Red Robin Gourmet Burgers, Inc. (a)	46
5,408	The Habit Restaurants, Inc. (a)	54
3,690	Vail Resorts, Inc.	1,013
1,426	Wingstop, Inc.	74

		2,035

	Household Durables — 0.97%
220	Beazer Homes USA, Inc. (a)	3
932	Cavco Industries, Inc. (a)	194
661	Century Communities, Inc. (a)	21
48	Flexsteel Industries, Inc.	2
30,500	Green Brick Partners, Inc. (a)	299
4,646	iRobot Corp.^ (a)	351
968	LGI Homes, Inc. (a)	56
7,087	Libbey, Inc.	58
1,463	NACCO Industries, Inc., Class – A	49

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Household Durables (continued)
128	Taylor Morrison Home Corp., Class – A (a)	$3
3,897	The New Home Co., Inc. (a)	39
128	William Lyon Homes, Class – A (a)	3

		1,078

	Household Products — 0.01%
33	Central Garden & Pet Co. (a)	1
35	Central Garden & Pet Co., Class – A (a)	1
2,781	Orchids Paper Products Co. (a)	12

		14

	Independent Power & Renewable Electricity Producers — 0.12%
3,390	NRG Yield, Inc.	58
220	NRG Yield, Inc., Class – C	4
3,840	Pattern Energy Group, Inc.	72

		134

	Insurance — 2.96%
7,412	American Equity Investment Life Holding Co.	267
7,821	American Financial Group, Inc.	838
6,075	Argo Group International Holdings Ltd.	354
11,409	Aspen Insurance Holdings Ltd.	465
10,500	Atlas Financial Holdings, Inc. (a)	92
4,244	AXIS Capital Holdings Ltd.	236
1,385	Everest Re Group Ltd.	319
5,700	First American Financial Corp.	295
1,554	Hanover Insurance Group, Inc.	186
79	Universal Insurance Holdings, Inc.	3
3,087	W.R. Berkley Corp.	224

		3,279

	Internet & Direct Marketing Retail — 1.14%
185	1-800-FLOWERS.COM, Inc., Class – A (a)	2
11,575	Etsy, Inc. (a)	488
2,369	NutriSystem, Inc.	91
24,848	Stitch Fix, Inc., Class – A (a)	683

		1,264

	Internet Software & Services — 4.16%
4,367	2U, Inc. (a)	365
3,346	Akamai Technologies, Inc. (a)	245
1,959	Alteryx, Inc. (a)	75
4,872	Amber Road, Inc. (a)	46
13,700	AutoWeb, Inc. (a)	62
9,668	Benefitfocus, Inc. (a)	325
211	Blucora, Inc. (a)	8
36,957	Brightcove, Inc. (a)	357
1,987	Carbonite, Inc. (a)	69
2,744	Cardlytics, Inc. (a)	60
4,897	Care.com, Inc. (a)	102
4,882	Cloudera, Inc. (a)	67
9,683	Coupa Software, Inc. (a)	602
4,522	GrubHub, Inc. (a)	474
3,718	Hortonworks, Inc. (a)	68
4,662	Internap Corp. (a)	49
29	J2 Global, Inc.	3
11,232	Limelight Networks, Inc. (a)	50

Shares	Security Description	Value (000)
	Internet Software & Services (continued)
126	Match Group, Inc. (a)	$5
5,455	New Relic, Inc. (a)	548
9,431	Nutanix, Inc., Class – A (a)	485
5,095	QuinStreet, Inc. (a)	65
61,412	RealNetworks, Inc. (a)	227
22,715	The Meet Group, Inc. (a)	102
2,550	Veritone, Inc. (a)	43
3,276	Web.com Group, Inc. (a)	85

		4,587

	IT Services — 1.70%
1,343	Alliance Data Systems Corp.	314
62	Booz Allen Hamilton Holding Corp.	3
20	CACI International, Inc., Class – A (a)	3
39	Cass Information Systems, Inc.	3
72	Convergys Corp.	2
47	CoreLogic, Inc. (a)	2
46	CSG Systems International, Inc.	2
44,800	Edgewater Technology, Inc. (a)	243
2,405	Euronet Worldwide, Inc. (a)	201
5,985	EVERTEC, Inc.	131
95	Evo Payments, Inc., Class – A (a)	2
2,398	Global Payments, Inc.	267
1,574	Information Services Group, Inc. (a)	6
5,174	Jack Henry & Associates, Inc.	675
38	Leidos Holdings, Inc.	2
49	ManTech International Corp., Class – A	3
88	Perficient, Inc. (a)	2
32	Science Applications International Corp.	3
1,795	Startek, Inc. (a)	11
61	Sykes Enterprises, Inc. (a)	2
135	The Hackett Group, Inc.	2
143	Travelport Worldwide Ltd.	3
69	TTEC Holdings, Inc.	2

		1,884

	Leisure Products — 0.40%
21,624	Callaway Golf Co.	410
111	Johnson Outdoors, Inc., Class – A	9
1,784	Vista Outdoor, Inc. (a)	28

		447

	Life Sciences Tools & Services — 0.70%
26	Bio-Rad Laboratories, Inc., Class – A (a)	8
102	Bruker Biosciences Corp.	3
2,503	Cambrex Corp. (a)	131
4,775	Fluidigm Corp. (a)	28
113	Luminex Corp.	3
21,104	NeoGenomics, Inc. (a)	278
17,306	Pacific Biosciences of California, Inc. (a)	61
58	PRA Health Sciences, Inc. (a)	5
7,145	Qiagen N.V. (a)	258

		775

	Machinery — 3.33%
11,908	Actuant Corp., Class – A	349
48	AGCO Corp.	3
8,551	Chart Industries, Inc. (a)	527

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
168	Columbus McKinnon Corp.	$7
5,372	Commercial Vehicle Group, Inc. (a)	39
83	Global Brass & Copper Holdings, Inc.	3
4,350	IDEX Corp.	594
1,220	ITT, Inc.	64
2,630	Kadant, Inc.	253
5,889	Kornit Digital Ltd. (a)	105
3,904	Lincoln Electric Holdings, Inc.	343
15,156	Meritor, Inc. (a)	312
151	Miller Industries, Inc.	4
47	Oshkosh Corp.	3
3,551	Proto Labs, Inc. (a)	422
4,026	Terex Corp.	170
74	The Greenbrier Companies, Inc.	4
11,824	TriMas Corp. (a)	348
116	Trinity Industries, Inc.	4
150	Wabash National Corp.	3
974	WABCO Holdings, Inc. (a)	114

		3,671

	Marine — 0.34%
3,351	Genco Shipping & Trading Ltd. (a)	52
2,745	Kirby Corp. (a)	229
1,552	Matson, Inc.	60
11,317	Safe Bulkers, Inc. (a)	38

		379

	Media — 0.57%
50,600	Ballantyne Strong, Inc. (a)	245
2,330	Eros International PLC (a)	30
5,607	Gray Television, Inc. (a)	89
4,583	Lions Gate Entertainment Corp., Class – B	108
2,305	Townsquare Media, Inc., Class – A	15
3,085	tronc, Inc. (a)	53
8,565	Wideopenwest, Inc. (a)	83

		623

	Metals & Mining — 2.20%
5,644	Agnico-Eagle Mines Ltd.	259
32,753	Allegheny Technologies, Inc. (a)	823
8,913	Carpenter Technology Corp.	469
27,148	Coeur d’Alene Mines Corp. (a)	206
151	Commercial Metals Co.	3
38,146	Ferroglobe PLC	327
45,455	Ferroglobe R&W Insurance Trust Co.*	—
72,651	Tahoe Resources, Inc.	356

		2,443

	Mortgage Real Estate Investment Trusts — 0.14%
81	Apollo Commercial Real Estate Finance, Inc.	1
253	MTGE Investment Corp.	5
307	New Residential Investment Corp.	5
8,825	Redwood Trust, Inc.	146

		157

	Multiline Retail — 0.05%
36	Big Lots, Inc.	2
29	Dillard’s, Inc., Class – A	3

Shares	Security Description	Value (000)
	Multiline Retail (continued)
22,194	Fred’s, Inc., Class – A	$50

		55

	Multi-Utilities — 0.01%
124	Avista Corp.	7
121	Unitil Corp.	6

		13

	Oil, Gas & Consumable Fuels — 2.75%
29	Andeavor	4
16,025	Approach Resources, Inc. (a)	39
187	Ardmore Shipping Corp. (a)	2
2,576	California Resources Corp. (a)	117
17,912	Carrizo Oil & Gas, Inc. (a)	500
18,185	Centennial Resource Development, Inc. (a)	329
17,245	Cloud Peak Energy, Inc. (a)	60
14,257	Contango Oil & Gas Co. (a)	81
267	Delek US Holdings, Inc.	13
20,764	Denbury Resources, Inc. (a)	100
136,440	Enbridge Energy Management LLC* (a)(b)	—
2,340	Energen Corp. (a)	170
8,745	Euronav N.V.	80
15,839	GasLog Ltd.	302
3,799	Golar LNG Ltd.	112
1,258	Halcon Resources Corp. (a)	6
8,771	Highpoint Resources Corp. (a)	53
6,920	Matador Resources Co. (a)	208
9,677	Murphy Oil Corp.	327
16,291	Navigator Holdings Ltd. (a)	206
14,525	Overseas Shipholding Group, Inc. (a)	56
7,984	SM Energy Co.	205
3,628	Ultra Petroleum Corp. (a)	8
9,701	W&T Offshore, Inc. (a)	69

		3,047

	Paper & Forest Products — 0.03%
67	Domtar Corp.	3
112	P.H. Glatfelter Co.	2
1,490	Verso Corp. (a)	33

		38

	Personal Products — 0.00%
16	Nu Skin Enterprises, Inc., Class – A	1

	Pharmaceuticals — 1.25%
12,530	Amneal Pharmaceuticals, Inc. (a)	207
122	Catalent, Inc. (a)	5
7,139	Collegium Pharmaceutical, Inc. (a)	170
17,100	Cumberland Pharmaceuticals, Inc. (a)	105
19,529	Durect Corp. (a)	30
12,535	Intersect ENT, Inc. (a)	470
3,234	Lannett Co., Inc. (a)	44
2,385	Nektar Therapeutics (a)	116
6,582	Neos Therapeutics, Inc. (a)	41
200	Omthera Pharmaceuticals, Inc.* (a)	—
182	Phibro Animal Health Corp., Class – A	8
14,794	Teligent, Inc. (a)	51
70	The Medicines Co. (a)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Pharmaceuticals (continued)
1,749	Zogenix, Inc. (a)	$77
5,216	Zynerba Pharmaceuticals, Inc.	51

		1,378

	Professional Services — 0.75%
160	CBIZ, Inc. (a)	4
2,159	Kelly Services, Inc., Class – A	48
982	Kforce, Inc.	34
6,805	Korn Ferry International	422
8,823	Navigant Consulting, Inc. (a)	195
2,460	TrueBlue, Inc. (a)	66
1,821	Willdan Group, Inc. (a)	56

		825

	Real Estate Investment Trusts — 0.03%
3,214	Ellington Residential Mortgage REIT	35

	Real Estate Management & Development — 0.45%
611	Alexander & Baldwin, Inc.	14
2,037	Altisource Portfolio Solutions SA (a)	59
610	Consolidated-Tomoka Land Co.	38
40	Rafael Holdings, Inc., Class – B (a)	—
7,170	Realogy Holdings Corp.	163
9,225	Tejon Ranch Co. (a)	225

		499

	Road & Rail — 0.52%
93	ArcBest Corp.	4
5,416	Avis Budget Group, Inc. (a)	177
84	Covenant Transportation Group, Inc., Class – A (a)	3
3,058	Hertz Global Holdings, Inc. (a)	47
2,941	Knight-Swift Transportation Holdings, Inc.	112
103	P.A.M. Transportation Services, Inc. (a)	5
4,518	Roadrunner Transportation Systems, Inc. (a)	9
2,120	Ryder System, Inc.	152
6,670	YRC Worldwide, Inc. (a)	67

		576

	Semiconductors & Semiconductor Equipment — 5.28%
1,488	Cavium, Inc. (a)	129
58	Cirrus Logic, Inc. (a)	2
140	Cohu, Inc.	3
7,198	Cree, Inc. (a)	299
1,243	Cyberoptics Corp. (a)	22
30,184	Cypress Semiconductor Corp.	470
109	Diodes, Inc. (a)	4
186	Entegris, Inc.	6
43	First Solar, Inc. (a)	2
5,618	FormFactor, Inc. (a)	75
29,100	GSI Technology, Inc. (a)	219
5,591	Inphi Corp. (a)	182
9,650	Integrated Device Technology, Inc. (a)	308
5,866	MA-COM Technology Solutions Holdings, Inc. (a)	135
5,616	Maxim Integrated Products, Inc.	329
1,930	MKS Instruments, Inc.	185
7,357	Monolithic Power Systems, Inc.	984

Shares	Security Description	Value (000)
	Semiconductors & Semiconductor Equipment (continued)
9,554	ON Semiconductor Corp. (a)	$212
8,941	Qorvo, Inc. (a)	717
33,030	QuickLogic Corp. (a)	38
18,007	Semtech Corp. (a)	847
1,629	Silicon Laboratories, Inc. (a)	162
3,931	Skyworks Solutions, Inc.	380
1,448	SMART Global Holdings, Inc. (a)	46
988	SolarEdge Technologies, Inc. (a)	47
367	Ultra Clean Holdings, Inc. (a)	6
1,530	Veeco Instruments, Inc. (a)	22

		5,831

	Software — 4.63%
10,121	Blackline, Inc. (a)	440
1,140	CommVault Systems, Inc. (a)	75
1,462	Digimarc Corp. (a)	39
35	Ebix, Inc.	3
2,647	Ellie Mae, Inc. (a)	275
830	Fair Isaac Corp. (a)	160
16,700	Glu Mobile, Inc. (a)	107
3,279	Guidewire Software, Inc. (a)	291
3,896	HubSpot, Inc. (a)	489
21,218	Nuance Communications, Inc. (a)	295
2,770	Proofpoint, Inc. (a)	319
5,451	PTC, Inc. (a)	510
6,057	RingCentral, Inc., Class – A (a)	426
11,200	Rosetta Stone, Inc. (a)	180
54,000	SeaChange International, Inc. (a)	185
64,200	Telenav, Inc. (a)	360
16,408	TiVo Corp.	221
1,013	Tyler Technologies, Inc. (a)	225
14,385	Zscaler, Inc.^ (a)	513

		5,113

	Specialty Retail — 1.72%
2,206	Abercrombie & Fitch Co., Class – A	54
10,892	Boot Barn Holdings, Inc. (a)	226
553	Build-A-Bear Workshop, Inc. (a)	4
19,403	Carvana Co.^ (a)	808
2,276	Conn’s, Inc. (a)	75
33	Group 1 Automotive, Inc.	2
10,371	J. Jill, Inc. (a)	97
3,993	Lumber Liquidators Holdings, Inc. (a)	97
610	Monro Muffler Brake, Inc.	35
53	Penske Automotive Group, Inc.	2
24,349	Pier 1 Imports, Inc.	58
98	Sonic Automotive, Inc., Class – A	2
10,886	Sportsman’s Warehouse Holdings, Inc. (a)	56
13,455	Tailored Brands, Inc.	344
4,960	The Container Store Group, Inc. (a)	42
293	Tilly’s, Inc., Class – A	4

		1,906

	Technology Hardware, Storage & Peripherals — 0.57%
7,400	Astronova, Inc.	139
17,850	Diebold, Inc.	213
11,832	Pure Storage, Inc., Class – A (a)	283

		635

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Textiles, Apparel & Luxury Goods — 0.96%
3,290	Columbia Sportswear Co.	$301
8,900	Lakeland Industries, Inc. (a)	126
1,791	Movado Group, Inc.	87
2,301	Oxford Industries, Inc.	191
10,394	Wolverine World Wide, Inc.	361

		1,066

	Thrifts & Mortgage Finance — 0.17%
379	Federal Agricultural Mortgage Corp., Class – C	34
44	First Defiance Financial Corp.	3
79	HomeStreet, Inc. (a)	2
1,616	Impac Mortgage Holdings, Inc. (a)	15
382	MGIC Investment Corp. (a)	4
4,468	NMI Holdings, Inc. (a)	73
132	PennyMac Financial Services, Inc. (a)	3
263	TrustCo Bank Corp. NY	2
85	Walker & Dunlop, Inc.	5
808	WSFS Financial Corp.	43

		184

	Tobacco — 0.23%
3,797	Universal Corp.	251

	Trading Companies & Distributors — 1.53%
83	Air Lease Corp.	3
111	Aircastle Ltd.	2
5,768	Beacon Roofing Supply, Inc. (a)	246
13,284	BMC Stock Holdings, Inc. (a)	277
2,521	CAI International, Inc. (a)	59
6,872	DXP Enterprises, Inc. (a)	263
83	GATX Corp.	6
8,408	MRC Global, Inc. (a)	182
2,603	SiteOne Landscape Supply, Inc. (a)	219
3,364	Textainer Group Holdings Ltd. (a)	53
2,263	Triton International Ltd.	70
1,724	Watsco, Inc.	307
51	WESCO International, Inc. (a)	3

		1,690

	Transportation Infrastructure — 0.05%
1,426	Macquarie Infrastructure Corp.	60

	Water Utilities — 0.15%
3,004	Cadiz, Inc. (a)	39
430	Connecticut Water Service, Inc.	28
1,573	Consolidated Water Co. Ltd.	20
602	Global Water Resources, Inc.	6
1,064	SJW Corp.	71

		164

	Wireless Telecommunication Services — 0.00%
64	Spok Holdings, Inc.	1

	Total Common Stocks	97,759

	Contingent Rights — 0.00%
	Biotechnology — 0.00%
500	Clinical Data, Inc.*(a)(c)	—
24	Dyax Corp. CVR*(a)	—
1	Tobira Therapeutics, Inc. CVR*(a)	—

	Total Contingent Rights	—

Principal Amount (000)	Security Description	Value (000)
	Time Deposit — 2.56%
$2,829	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	$2,829

	Total Time Deposit	2,829

Shares
	Mutual Funds — 9.86%
73,600	180 Degree Capital Corp.	170
768,449	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (d)	768
320,627	State Street Institutional Liquid Reserves Fund, Trust Class, 1.04% (d)	321
9,648,495	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (d)	9,649

	Total Mutual Funds	10,908

Principal Amount (000)
	Repurchase Agreement — 1.17%
$1,290	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $1,290,632 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $1,316,226)^^	1,290

	Total Repurchase Agreement	1,290

	Total Investments (cost $78,396) — 101.97%	112,786
	Liabilities in excess of other assets — (1.97)%	(2,176)

	Net Assets — 100.00%	$110,610

Amounts	designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2018 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $2,009 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	This security has been deemed illiquid by the Specialist Manager and represents 0.00% of the Portfolio’s net assets.

(c)	Rights entitle the Portfolio to cash based on the company’s achievement of milestones in connection with a pharmaceutical drug that was brought to market.

(d)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Small Capitalization-Mid Capitalization Equity Portfolio	Advisory Research, Inc.	Ariel Investments, LLC	Frontier Capital Management Company, LLC	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	16.70%	7.08%	31.94%	25.07%	7.59%	—	88.38%
Contingent Rights	—	—	—	0.00%	—	—	0.00%
Time Deposit	—	0.31%	0.93%	1.21%	0.11%	—	2.56%
Mutual Funds	0.85%	0.20%	0.09%	8.31%	—	0.41%	9.86%
Repurchase Agreement	0.93%	0.08%	0.16%	—	—	—	1.17%
Other Assets (Liabilities)	-1.69%	-0.20%	-0.28%	0.19%	0.01%	0.00%	-1.97%

Total Net Assets	16.79%	7.47%	32.84%	34.78%	7.71%	0.41%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	77	9/21/18	$6,343	$(114)

			$6,343	$(114)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(114)

	Total Net Unrealized Appreciation/(Depreciation)			$(114)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 94.81%
	Aerospace & Defense — 0.67%
862	AAR Corp.	$40
1,889	Aerojet Rocketdyne Holdings, Inc. (a)	56
573	Aerovironment, Inc. (a)	41
2,661	Astronics Corp. (a)	96
1,422	Axon Enterprise, Inc.â (a)	90
2,692	Cubic Corp.	174
285	Ducommun, Inc. (a)	9
499	Engility Holdings, Inc. (a)	15
694	Esterline Technologies Corp. (a)	51
1,360	KLX, Inc. (a)	98
2,368	Kratos Defense & Security Solutions, Inc. (a)	27
1,531	Maxar Technologies Ltd.	77
1,271	Mercury Systems, Inc. (a)	48
868	Moog, Inc., Class – A	68
138	National Presto Industries, Inc.	17
288	Sparton Corp. (a)	5
1,384	The KEYW Holding Corp. (a)	12
1,271	Triumph Group, Inc.	25
318	Vectrus, Inc. (a)	10
9,714	Wesco Aircraft Holdings, Inc. (a)	109

		1,068

	Air Freight & Logistics — 0.13%
1,555	Air Transport Services Group, Inc. (a)	35
640	Atlas Air Worldwide Holdings, Inc. (a)	47
731	Echo Global Logistics, Inc. (a)	21
784	Forward Air Corp.	47
884	Hub Group, Inc., Class – A (a)	44
251	Park-Ohio Holdings Corp.	9
1,142	Radiant Logistics, Inc. (a)	4

		207

	Airlines — 2.04%
349	Allegiant Travel Co.	48
6,488	American Airlines Group, Inc.	246
4,072	Hawaiian Holdings, Inc.	146
18,678	JetBlue Airways Corp. (a)	355
1,378	SkyWest, Inc.	72
1,855	Spirit Airlines, Inc. (a)	67
28,974	United Continental Holdings, Inc. (a)	2,021
60,535	Volaris Aviation Holding Co., ADR (a)	308

		3,263

	Auto Components — 0.70%
3,004	American Axle & Manufacturing Holdings, Inc. (a)	47
1,361	Cooper Tire & Rubber Co.	36
1,875	Cooper-Standard Holding, Inc. (a)	246
11,125	Dana Holding Corp.	225
714	Dorman Products, Inc. (a)	49
975	Fox Factory Holding Corp. (a)	45
969	Gentherm, Inc. (a)	38
660	LCI Industries	59
11,334	Modine Manufacturing Co. (a)	207
545	Motorcar Parts of America, Inc. (a)	10
446	Shiloh Industries, Inc. (a)	4

Shares	Security Description	Value (000)
	Auto Components (continued)
962	Spartan Motors, Inc.	$15
562	Standard Motor Products, Inc.	27
744	Stoneridge, Inc. (a)	26
625	Superior Industries, Inc.	11
1,376	Tenneco, Inc.	60
509	Tower International, Inc.	16

		1,121

	Automobiles — 0.02%
832	Winnebago Industries, Inc.	34

	Banks — 6.17%
177	1st Constitution BanCorp	4
446	1st Source, Inc.	24
421	Access National Corp.	12
205	ACNB Corp.	7
324	Allegiance Bancshares, Inc. (a)	14
238	American National Bankshares, Inc.	10
1,077	Ameris BanCorp	57
251	Ames National Corp.	8
337	Arrow Financial Corp.	12
13,224	Associated Banc-Corp.	361
688	Atlantic Capital Bancshares, Inc. (a)	14
55	Auburn National BanCorp.	3
1,203	Banc of California, Inc.	24
487	BancFirst Corp.	29
839	Banco Latinoamericano de Comercio Exterior SA, Class – E	21
1,388	BanCorp, Inc. (a)	15
2,580	BancorpSouth Bank	85
465	Bank of Commerce Holdings	6
190	Bank of Marin BanCorp	15
1,476	Bank of N.T. Butterfield & Son Ltd. (The)	67
141	Bank of Princeton (The) (a)	5
179	Bankwell Financial Group, Inc.	6
861	Banner Corp.	52
426	Bar Harbor Bankshares, Inc.	13
253	Baycom Corp. (a)	6
375	BCB BanCorp, Inc.	6
1,101	Berkshire Hills BanCorp, Inc.	45
673	Blue Hills BanCorp, Inc.	15
2,205	Boston Private Financial Holdings, Inc.	35
486	Bridge BanCorp, Inc.	17
2,134	Brookline BanCorp, Inc.	40
539	Bryn Mawr Bank Corp.	25
236	Business First Bancshares, Inc.	6
464	Byline BanCorp, Inc. (a)	10
83	C&F Financial Corp.	5
1,273	Cadence Bancorporation	37
93	Cambridge BanCorp	8
424	Camden National Corp.	19
323	Capital City Bank Group, Inc.	8
269	Capstar Financial Holdings, Inc. (a)	5
524	Carolina Financial Corp.	22
2,092	Cathay BanCorp, Inc.	85
113	CB Financial Services, Inc.	4

See accompanying notes to portfolio of investments

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
489	CBTX, Inc.	$16
16,209	Centerstate Bank Corp.	483
808	Central Pacific Financial Corp.	23
295	Central Valley Comm BanCorp	6
86	Century Bancorp, Inc., Class – A	7
5,822	Chemical Financial Corp.	324
86	Chemung Financial Corp.	4
342	Citizens & Northern Corp.	9
420	City Holding Co.	32
292	Civista Bancshares, Inc.	7
420	CNB Financial Corp.	13
1,065	CoBiz Financial, Inc.	23
250	Codorus Valley BanCorp, Inc.	8
1,977	Columbia Banking System, Inc.	81
1,357	Community Bank System, Inc.	80
641	Community Bankers Trust Corp. (a)	6
121	Community Financial Corp.(The)	4
426	Community Trust Bancorp, Inc.	21
836	ConnectOne Bancorp, Inc.	21
144	County Bancorp, Inc.	4
799	Customers BanCorp, Inc. (a)	23
2,803	CVB Financial Corp.	63
862	Eagle BanCorp, Inc. (a)	53
273	Enterprise BanCorp, Inc.	11
612	Enterprise Financial Services Corp.	33
360	Equity Bancshares, Inc. (a)	15
144	Esquire Financial Holdings, Inc. (a)	4
137	Evans BanCorp, Inc.	6
255	Farmers & Merchants Banco	10
185	Farmers Capital Bank Corp.	10
738	Farmers National Banc Corp.	12
360	FB Financial Corp.	15
1,143	FCB Financial Holdings (a)	67
68	Fidelity D&D BanCorp, Inc.	4
566	Fidelity Southern Corp.	14
424	Financial Institutions, Inc.	14
791	First Bancorp	32
43,720	First BanCorp (a)	334
297	First Bancorp, Inc.	8
334	First Bancshares, Inc.	12
402	First Bank/Hamilton	6
1,180	First Busey Corp.	37
245	First Business Financial Services, Inc.	6
142	First Choice BanCorp	4
2,698	First Commonwealth Financial Corp.	42
425	First Community Bancshares, Inc.	14
174	First Community Corp.	4
406	First Connecticut BanCorp, Inc.	12
2,584	First Financial BanCorp	79
1,757	First Financial Bankshares, Inc.	89
300	First Financial Corp.	14
248	First Financial Northwest, Inc.	5
905	First Foundation, Inc. (a)	17
141	First Guaranty Bancshares, Inc.	4

Shares	Security Description	Value (000)
	Banks (continued)
12,702	First Horizon National Corp.	$227
232	First Internet BanCorp	8
885	First Interstate BancSystem, Inc., Class – A	37
1,329	First Merchants Corp.	62
321	First Mid-Illinois Bancshares, Inc.	13
9,300	First Midwest Bancorp, Inc.	237
298	First Northwest BanCorp (a)	5
661	First of Long Island Corp. (The)	16
43	First Savings Financial GRP	3
164	First United Corp.	3
768	Flushing Financial Corp.	20
160	FNB BanCorp	6
339	Franklin Financial Network, Inc. (a)	13
4,662	Fulton Financial Corp.	77
586	German American BanCorp, Inc.	21
2,292	Glacier BanCorp, Inc.	89
301	Great Southern Bancorp, Inc.	17
1,602	Great Western Bancorp, Inc.	67
673	Green BanCorp, Inc.	15
680	Guaranty BanCorp	20
231	Guaranty Bancshares, Inc.	8
2,302	Hancock Holding Co.	107
863	Hanmi Financial Corp.	24
382	Harborone BanCorp, Inc. (a)	7
791	Heartland Financial USA, Inc.	43
1,079	Heritage Commerce Corp.	18
909	Heritage Financial Corp.	32
1,942	Hilltop Holdings, Inc.	43
4,309	Home Bancshares, Inc.	97
472	Hometrust Bancshares, Inc. (a)	13
20,617	Hope Bancorp, Inc.	368
955	Horizon Bancorp, Inc.	20
333	Howard BanCorp, Inc. (a)	6
3,169	Iberiabank Corp.	240
576	Independent Bank Corp.	15
736	Independent Bank Corp.	58
571	Independent Bank Group, Inc.	38
1,496	International Bancshares Corp.	64
242	Investar Holding Corp.	7
6,798	Investors Bancorp, Inc.	87
1,215	Lakeland Bancorp, Inc.	24
668	Lakeland Financial Corp.	32
267	LCNB Corp.	5
1,287	LegacyTexas Financial Group, Inc.	50
688	Live Oak Bancshares, Inc.	21
758	Macatawa Bank Corp.	9
2,245	MB Financial, Inc.	105
532	MBT Financial Corp.	6
454	Mercantile Bank Corp.	17
174	Metropolitan Bank Holding Corp. (a)	9
113	Mid Penn BanCorp, Inc.	4
80	Middlefield Banc Corp.	4
567	Midland States BanCorp, Inc.	19
435	MidSouth Bancorp, Inc.	6
323	MidWestOne Financial Group, Inc.	11

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Banks (continued)
180	Mutualfirst Financial, Inc.	$7
202	MVB Financial Corp.	4
775	National Bank Holdings Corp., Class – A	30
197	National Bankshares, Inc.	9
401	National Commerce Corp. (a)	19
1,130	NBT Bancorp, Inc.	43
249	Nicolet Bankshares, Inc. (a)	14
225	Northeast BanCorp	5
200	Northrim BanCorp, Inc.	8
172	Norwood Financial Corp.	6
166	Oak Valley BanCorp	4
1,111	OFG Bancorp	16
123	Ohio Valley Banc Corp.	6
419	Old Line Bancshares, Inc.	15
4,075	Old National Bancorp	76
830	Old Second BanCorp, Inc.	12
553	Opus Bank	16
429	Origin BanCorp, Inc.	18
222	Orrstown Financial Services, Inc.	6
470	Pacific Mercantile BanCorp (a)	5
1,228	Pacific Premier Bancorp, Inc. (a)	47
363	Park National Corp.	40
198	Parke BanCorp, Inc.	5
495	Peapack-Gladstone Financial Corp.	17
138	Penns Woods BanCorp, Inc.	6
143	Peoples BanCorp	5
456	Peoples Bancorp, Inc.	17
198	Peoples Financial Services Corp.	9
395	People’s Utah BanCorp	14
10,162	Popular, Inc.	460
372	Preferred Bank	23
299	Premier Financial Bancorp, Inc.	6
353	QCR Holdings, Inc.	17
366	RBB BanCorp	12
258	Reliant BanCorp, Inc.	7
1,302	Renasant Co.	59
266	Republic Bancorp, Inc., Class – A	12
1,383	Republic First Bancorp, Inc. (a)	11
910	S & T BanCorp, Inc.	39
935	Sandy Spring BanCorp, Inc.	38
176	SB One BanCorp	5
1,241	Seacoast Banking Corporation of Florida (a)	39
267	Select BanCorp, Inc. (a)	4
1,258	ServisFirst Bancshares, Inc.	52
367	Shore Bancshares, Inc.	7
389	Sierra Bancorp	11
3,614	Signature Bank (a)	462
2,442	Simmons First National Corp.	73
292	Smartfinancial, Inc. (a)	8
988	South State Corp.	85
191	Southern First Bancshares (a)	8
619	Southern National BanCorp	11
895	Southside Bancshares, Inc.	30
991	State Bank Financial Corp.	33

Shares	Security Description	Value (000)
	Banks (continued)
604	Stock Yards BanCorp, Inc.	$23
317	Summit Financial Group, Inc.	9
3,526	Synovus Financial Corp.	186
7,532	TCF Financial Corp.	185
399	Tompkins TrustCo, Inc.	34
1,781	TowneBank	57
529	TriCo Bancshares	20
618	Tristate Capital Holdings, Inc. (a)	16
644	Triumph Bancorp, Inc. (a)	26
1,824	Trustmark Corp.	60
1,226	UMB Financial Corp.	93
1,764	Union Bankshares Corp.	69
116	Union Bankshares, Inc.	6
2,738	United Bankshares, Inc.	100
2,118	United Community Banks, Inc.	65
397	United Security Bancshare/CA	4
231	Unity BanCorp, Inc.	5
790	Univest Corp.	22
8,681	Valley National Bancorp	106
624	Veritex Holdings, Inc. (a)	19
407	Washington Trust BanCorp, Inc.	24
8,955	Webster Financial Corp.	569
1,202	WesBanco, Inc.	54
455	West Bancorporation, Inc.	11
696	Westamerica Bancorp	39

		9,873

	Beverages — 0.11%
2,808	Castle Brands, Inc. (a)	3
524	Celsius Holdings, Inc. (a)	2
130	Coca-Cola Bottling Co. Consolidated	18
371	Craft Brew Alliance, Inc. (a)	8
357	MGP Ingredients, Inc.	32
310	National Beverage Corp. (a)	33
732	Primo Water Corp. (a)	13
227	The Boston Beer Co., Inc., Class – A (a)	68

		177

	Biotechnology — 4.14%
778	Abeona Therapeutics, Inc. (a)	12
2,659	Acadia Pharmaceuticals, Inc. (a)	41
4,589	Acceleron Pharma, Inc. (a)	223
859	Achaogen, Inc.^ (a)	7
3,829	Achillion Pharmaceuticals, Inc. (a)	11
1,145	Acorda Therapeutics, Inc. (a)	33
590	Adamas Pharmaceuticals, Inc. (a)	15
425	ADMA Biologics, Inc. (a)	2
1,722	Aduro Biotech, Inc. (a)	12
1,369	Adverum Biotechnologies, Inc. (a)	7
395	Aeglea BioTherapeutics, Inc. (a)	4
2,168	Agenus, Inc. (a)	5
1,166	Aimmune Therapeutics, Inc. (a)	31
1,361	Akebia Therapeutics, Inc. (a)	14
228	Albireo Pharma, Inc. (a)	8
1,753	Alder Biopharmaceuticals, Inc. (a)	28
375	Aldeyra Therapeutics, Inc. (a)	3

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
369	Alkermes PLC (a)	$15
277	Allena Pharmaceuticals, Inc. (a)	4
970	AMAG Pharmaceuticals, Inc. (a)	19
5,118	Amicus Therapeutics, Inc. (a)	80
501	Anaptysbio, Inc. (a)	36
957	Apellis Pharmaceuticals, Inc. (a)	21
875	Arbutus BioPharma Corp. (a)	6
136	Arcus Biosciences, Inc. (a)	2
1,002	Ardelyx, Inc. (a)	4
1,341	Arena Pharmaceuticals, Inc. (a)	58
2,279	ArQule, Inc. (a)	13
5,511	Array BioPharma, Inc. (a)	92
2,285	Arrowhead Pharmaceuticals, Inc. (a)	31
101	Arsanis, Inc. (a)	—
1,093	Atara Biotherapeutics, Inc. (a)	40
1,111	Athenex, Inc. (a)	21
3,034	Athersys, Inc. (a)	6
857	Audentes Therapeutics, Inc. (a)	33
2,517	Aveo Phamaceuticals, Inc. (a)	6
1,222	Avid Bioservices, Inc. (a)	5
1,026	Bellicum Pharmaceuticals, Inc. (a)	8
2,767	BioCryst Pharmaceuticals, Inc. (a)	16
840	Biohaven Pharmaceutical Holding Co. Ltd. (a)	34
165	BioSpecifics Technologies Corp. (a)	7
2,560	BioTime, Inc. (a)	5
877	Bluebird Bio, Inc. (a)	138
1,129	Blueprint Medicines Corp. (a)	72
916	Calithera Biosciences, Inc. (a)	5
135	Calyxt, Inc. (a)	3
731	Cara Therapeutics, Inc. (a)	14
849	CareDx, Inc. (a)	10
1,309	CASI Pharmaceuticals, Inc.^ (a)	11
279	Catalyst Biosciences, Inc. (a)	3
2,577	Catalyst Pharmaceuticals, Inc. (a)	8
136	Celcuity, Inc. (a)	3
284	Cellular Biomedicine Group, Inc.^ (a)	6
708	ChemoCentryx, Inc. (a)	9
1,383	Chimerix, Inc. (a)	7
1,284	Clovis Oncology, Inc. (a)	58
550	Cohbar, Inc. (a)	4
1,262	Coherus Biosciences, Inc. (a)	18
574	Concert Pharmaceuticals, Inc. (a)	10
1,424	Corbus Pharmaceuticals Holdings, Inc. (a)	7
336	Corvus Pharmaceuticals, Inc. (a)	4
1,269	CTI BioPharma Corp. (a)	6
443	Cue BioPharma, Inc. (a)	5
1,203	Cytokinetics, Inc. (a)	10
1,037	CytomX Therapeutics, Inc. (a)	24
228	Deciphera Pharmaceuticals, Inc. (a)	9
446	Denali Therapeutics, Inc. (a)	7
1,166	Dicerna Pharmaceuticals, Inc. (a)	14
1,684	Dynavax Technologies Corp. (a)	26
280	Eagle Pharmaceuticals, Inc. (a)	21
1,227	Editas Medicine, Inc. (a)	44

Shares	Security Description	Value (000)
	Biotechnology (continued)
1,194	Emergent BioSolutions, Inc. (a)	$60
2,843	Enanta Pharmaceuticals, Inc. (a)	329
1,354	Epizyme, Inc. (a)	18
615	Esperion Therapeutics, Inc. (a)	24
114	Evelo Biosciences, Inc. (a)	1
8,682	Exact Sciences Corp. (a)	518
1,361	Fate Therapeutics, Inc. (a)	15
265	Fennec Pharmaceuticals, Inc. (a)	3
2,018	Fibrogen, Inc. (a)	126
928	Five Prime Therapeutics, Inc. (a)	15
906	Flexion Therapeutics, Inc.^ (a)	23
997	Fortress Biotech, Inc. (a)	3
412	Foundation Medicine, Inc. (a)	56
547	G1 Therapeutics, Inc. (a)	24
553	Genomic Health, Inc. (a)	28
4,185	Geron Corp.^ (a)	14
1,342	Global Blood Therapeutics, Inc. (a)	61
883	GlycoMimetics Industries, Inc. (a)	14
102	GTx, Inc. (a)	2
3,371	Halozyme Therapeutics, Inc. (a)	57
1,718	Heron Therapeutics, Inc. (a)	67
275	Homology Medicines, Inc. (a)	6
4,131	Idera Pharmaceuticals, Inc. (a)	5
1,001	Immune Design Corp. (a)	5
3,447	ImmunoGen, Inc. (a)	34
3,541	Immunomedics, Inc. (a)	84
2,310	Inovio Pharmaceuticals, Inc. (a)	9
2,071	Insmed, Inc. (a)	49
705	Insys Therapeutics, Inc. (a)	5
886	Intellia Therapeutics, Inc. (a)	24
592	Intercept Pharmaceuticals, Inc. (a)	50
1,825	Intrexon Corp. (a)	25
1,708	Invitae Corp. (a)	13
2,218	Iovance Biotherapeutics, Inc. (a)	28
3,744	Ironwood Pharmaceuticals, Inc. (a)	72
400	Jounce Therapeutics, Inc. (a)	3
1,729	Kadmon Holdings, Inc. (a)	7
1,302	Karyopharm Therapeutics, Inc. (a)	22
2,538	Keryx Biopharmaceuticals, Inc. (a)	10
749	Kindred Biosciences, Inc. (a)	8
671	Kura Oncology, Inc. (a)	12
577	La Jolla Pharmaceutical Co. (a)	17
1,192	Lexicon Pharmaceuticals, Inc. (a)	14
1,983	Ligand Pharmaceuticals, Inc., Class – B (a)	410
1,876	Loxo Oncology, Inc. (a)	324
1,057	MacroGenics, Inc. (a)	22
156	Madrigal Pharmaceuticals, Inc. (a)	44
3,489	MannKind Corp. (a)	7
1,094	MediciNova, Inc. (a)	9
334	Mersana Therapeutics, Inc. (a)	6
2,867	MiMedx Group, Inc.^ (a)	18
791	Minerva Neurosciences, Inc. (a)	7
530	Miragen Therapeutics, Inc. (a)	3
475	Mirati Therapeutics, Inc. (a)	23
2,075	Momenta Pharmaceuticals, Inc. (a)	42

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Biotechnology (continued)
385	Mustang Bio, Inc. (a)	$3
14,709	Myriad Genetics, Inc. (a)	549
924	Nantkwest, Inc. (a)	3
12,467	Natera, Inc. (a)	235
894	NewLink Genetics Corp. (a)	4
10,266	Novavax, Inc. (a)	14
973	Nymox Pharmaceutical Corp.^ (a)	3
8,691	OPKO Health, Inc.^ (a)	41
3,286	Organovo Holdings, Inc.^ (a)	5
385	Ovid Therapeutics, Inc. (a)	3
4,759	Palatin Technologies, Inc. (a)	5
4,324	PDL BioPharma, Inc. (a)	10
493	Pfenex, Inc. (a)	3
1,168	Pieris Pharmaceuticals, Inc. (a)	6
228	PolarityTE, Inc. (a)	5
1,754	Portola Pharmaceuticals, Inc. (a)	66
2,001	Progenics Pharmaceuticals, Inc. (a)	16
543	Proteostasis Therapeutics, Inc. (a)	2
1,074	Prothena Corp. PLC (a)	16
1,220	PTC Therapeutics, Inc. (a)	41
771	Puma Biotechnology, Inc. (a)	46
344	Ra Pharmaceuticals, Inc. (a)	3
1,094	Radius Health, Inc. (a)	32
414	Recro Pharma, Inc. (a)	2
773	Regenxbio, Inc. (a)	55
1,056	Repligen Corp. (a)	50
1,080	Retrophin, Inc. (a)	29
322	Rhythm Pharmaceuticals, Inc. (a)	10
4,166	Rigel Pharmaceuticals, Inc. (a)	12
548	Rocket Pharmaceuticals, Inc. (a)	11
10,799	Sangamo BioSciences, Inc. (a)	153
630	Savara, Inc. (a)	7
424	Selecta Biosciences, Inc. (a)	6
618	Seres Therapeutics, Inc. (a)	5
239	Solid Biosciences, Inc. (a)	9
2,282	Sorrento Therapeutics, Inc.^ (a)	16
847	Spark Therapeutics, Inc. (a)	70
2,669	Spectrum Pharmaceuticals, Inc. (a)	56
190	Spero Therapeutics, Inc. (a)	3
265	Spring Bank Pharmaceuticals, Inc. (a)	3
751	Stemline Therapeutics, Inc. (a)	12
191	Surface Oncology, Inc. (a)	3
362	Syndax Pharmaceuticals, Inc. (a)	3
7,037	Synergy Pharmaceuticals, Inc.^ (a)	12
369	Synlogic, Inc. (a)	4
629	Syros Pharmaceuticals, Inc. (a)	6
628	T2 Biosystems, Inc. (a)	5
6,024	Tesaro, Inc. (a)	267
1,596	TG Therapeutics, Inc. (a)	21
530	Tocagen, Inc. (a)	5
1,002	Tyme Technologies, Inc. (a)	3
1,269	Ultragenyx Pharmaceutical, Inc. (a)	98
133	UNITY Biotechnology, Inc. (a)	2
93	Unum Therapeutics, Inc. (a)	1

Shares	Security Description	Value (000)
	Biotechnology (continued)
1,385	Vanda Pharmaceuticals, Inc. (a)	$26
729	Veracyte, Inc. (a)	7
1,387	Verastem, Inc. (a)	10
968	Vericel Corp. (a)	9
1,143	Viking Therapeutics, Inc. (a)	11
737	Vital Therapies, Inc. (a)	5
578	Voyager Therapeutics, Inc. (a)	11
1,244	Xencor, Inc. (a)	46
132	Xoma Corp. (a)	3
551	Zafgen, Inc. (a)	6
3,633	ZIOPHARM Oncology, Inc. (a)	11

		6,644

	Building Products — 1.59%
1,096	AAON, Inc.	36
1,196	Advanced Drainage Systems, Inc.	34
382	American Woodmark Corp. (a)	35
738	Apogee Enterprises, Inc.	36
631	Armstrong Flooring, Inc. (a)	9
3,055	Builders FirstSource, Inc. (a)	56
9,846	Caesarstone, Ltd.	149
1,004	Continental Building Products, Inc. (a)	32
426	CSW Industrials, Inc. (a)	23
9,779	Gibraltar Industries, Inc. (a)	367
811	Griffon Corp.	14
467	Insteel Industries, Inc.	16
14,111	Jeld-Wen Holding, Inc. (a)	403
5,721	Masonite International Corp. (a)	412
1,183	NCI Building Systems, Inc. (a)	25
642	Patrick Industries, Inc. (a)	36
1,320	PGT, Inc. (a)	28
900	Quanex Building Products Corp.	16
1,121	Simpson Manufacturing Co., Inc.	70
10,892	Trex Company, Inc. (a)	681
1,622	Universal Forest Products, Inc.	59

		2,537

	Capital Markets — 1.94%
798	Arlington Asset Investment Corp.	8
11,677	Artisan Partners Asset Management, Inc., Class – A	351
16	Ashford, Inc.	1
119	Associated Capital Group, Inc., Class – A	5
589	B. Riley Financial, Inc.	13
2,206	Brightsphere Investment Group	31
590	Cohen & Steers, Inc.	25
737	Cowen Group, Inc., Class – A (a)	10
88	Diamond Hill Investment Group	17
944	Donnelley Financial Solutions, Inc. (a)	16
3,128	E*Trade Financial Corp. (a)	191
3,310	Evercore Partners, Inc., Class – A	348
2,617	Federated Investors, Inc., Class – B	61
1,717	Financial Engines, Inc.	77
1,004	Gain Capital Holdings, Inc.	8
159	GAMCO Investors, Inc., Class – A	4
11,469	Greenhill & Co., Inc.	326

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Capital Markets (continued)
390	Hamilton Lane, Inc.	$19
804	Houlihan Lokey, Inc.	41
419	International Fcstone, Inc. (a)	22
909	Investment Technology Group, Inc.	19
14,191	Jefferies Financial Group, Inc.	323
2,937	Ladenburg Thalmann Financial Services, Inc.	10
6,556	LPL Financial Holdings, Inc.	429
1,051	Moelis & Co., Class – A	62
283	Oppenheimer Holdings, Inc., Class – A	8
398	Piper Jaffray Cos., Inc.	31
539	PJT Partners, Inc.	29
5,638	Pzena Investment Management, Inc.	52
3,815	Raymond James Financial, Inc.	341
594	Safeguard Scientifics, Inc. (a)	8
154	Siebert Financial Corp.(a)	2
224	Silvercrest Asset Management Group, Inc.	4
1,876	Stifel Financial Corp.	98
190	Virtus Investment Partners, Inc.	24
2,127	Waddell & Reed Financial, Inc., Class – A	38
230	Westwood Holdings Group, Inc.	14
3,161	WisdomTree Investments, Inc.	29

		3,095

	Chemicals — 2.52%
755	A. Schulman, Inc.	34
585	Advanced Emissions Solutions, Inc.	7
830	Advansix, Inc. (a)	30
802	Agrofresh Solutions, Inc. (a)	6
3,543	Albemarle Corp.	334
794	American Vanguard Corp.	18
867	Balchem Corp.	85
198	Chase Corp.	23
1,368	Codexis, Inc. (a)	20
2,280	Ferro Corp. (a)	48
1,595	Flotek Industries, Inc. (a)	5
7,986	FMC Corp.	711
721	FutureFuel Corp.	10
1,945	GCP Applied Technologies (a)	56
1,370	H.B. Fuller Co.	74
278	Hawkins, Inc.	10
1,147	Ingevity Corp. (a)	93
3,027	Innophos Holdings, Inc.	144
655	Innospec, Inc.	50
2,727	Intrepid Potash, Inc. (a)	11
397	KMG Chemicals, Inc.	29
570	Koppers Holdings, Inc. (a)	22
18,113	Kraton Performance Polymers, Inc. (a)	835
628	Kronos Worldwide, Inc.	14
668	LSB Industries, Inc. (a)	4
1,223	Marrone Bio Innovations, Inc. (a)	2
957	Minerals Technologies, Inc.	72
1,222	Omnova Solutions, Inc. (a)	13
26,991	Platform Specialty Products Corp. (a)	313
2,161	PolyOne Corp.	93
985	PQ Group Holdings, Inc. (a)	18

Shares	Security Description	Value (000)
	Chemicals (continued)
354	Quaker Chemical Corp.	$55
1,372	Rayonier Advanced Materials, Inc.	23
1,156	Sensient Technologies Corp.	83
548	Stepan Co.	43
573	Trecora Resources (a)	9
663	Tredegar Industries, Inc.	16
1,180	Trinseo SA	84
26,869	Tronox Ltd., Class – A	529
699	Valhi, Inc.	3

		4,029

	Commercial Services & Supplies — 2.14%
1,782	ABM Industries, Inc.	52
2,871	ACCO Brands Corp.	40
1,952	Advanced Disposal Services, Inc. (a)	48
17,401	Aqua Metals, Inc.^ (a)	50
10,561	ARC Document Solutions, Inc.(a)	19
1,270	Brady Corp., Class – A	49
1,077	Casella Waste Systems, Inc. (a)	28
915	CECO Environmental Corp.	6
23,721	Covanta Holding Corp.	391
1,292	Deluxe Corp.	86
708	Ennis, Inc.	14
27,707	Essendant, Inc.	366
2,002	Healthcare Services Group, Inc.	86
411	Heritage-Crystal Clean, Inc. (a)	8
1,583	Herman Miller, Inc.	54
1,174	HNI Corp.	44
1,305	InnerWorkings, Inc. (a)	11
11,736	Interface, Inc.	269
1,027	Kimball International, Inc., Class – B	17
1,308	Knoll, Inc.	27
967	LSC Communications, Inc.	15
829	Matthews International Corp., Class – A	49
6,690	McGrath RentCorp	424
8,391	Mobile Mini, Inc.	394
922	MSA Safety, Inc.	89
375	Multi-Color Corp.	24
219	NL Industries, Inc.(a)	2
5,085	Pitney Bowes, Inc.	44
869	Quad Graphics, Inc.	18
1,974	RR Donnelley & Sons Co.	11
609	SP Plus Corp.(a)	23
22,017	Steelcase, Inc., Class – A	297
798	Team, Inc.(a)	18
1,486	Tetra Tech, Inc.	87
1,357	The Brink’s Co.	108
413	UniFirst Corp.	73
578	US Ecology, Inc.	37
559	Viad Corp.	30
218	VSE Corp.	10

		3,418

	Communications Equipment — 1.20%
8,711	Acacia Communications, Inc.(a)	303
1,343	ADTRAN, Inc.	20
990	Aerohive Networks, Inc.(a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Communications Equipment (continued)
485	Applied Optoelectronics, Inc.^ (a)	$22
241	BEL Fuse, Inc., Class – B	5
956	CalAmp Corp. (a)	22
1,259	Calix, Inc. (a)	10
386	Casa Systems, Inc. (a)	6
12,313	Ciena Corp. (a)	326
348	Clearfield, Inc. (a)	4
637	Comtech Telecommunications Corp.	20
117	DASAN Zhone Solutions, Inc. (a)	1
784	Digi International, Inc. (a)	10
3,102	Extreme Networks, Inc. (a)	25
3,107	Finisar Corp. (a)	56
2,334	Harmonic, Inc. (a)	10
26,648	Infinera Corp. (a)	265
936	InterDigital, Inc.	76
469	KVH Industries, Inc. (a)	6
5,400	Lumentum Holdings, Inc. (a)	313
845	NETGEAR, Inc. (a)	53
2,279	NetScout Systems, Inc. (a)	68
4,550	Oclaro, Inc. (a)	41
897	Plantronics, Inc.	68
891	Quantenna Communications, Inc. (a)	14
1,368	Ribbon Communications, Inc. (a)	10
1,481	ViaSat, Inc. (a)	97
6,073	Viavi Solutions, Inc. (a)	62

		1,917

	Construction & Engineering — 2.24%
893	Aegion Corp. (a)	23
550	Ameresco, Inc., Class – A (a)	7
410	Argan, Inc.	17
976	Comfort Systems USA, Inc.	45
817	Dycom Industries, Inc. (a)	77
1,568	EMCOR Group, Inc.	119
6,406	Granite Construction, Inc.	357
1,659	Great Lakes Dredge & Dock Co. (a)	9
1,228	HC2 Holdings, Inc. (a)	7
264	IES Holdings, Inc. (a)	4
411	Infrastructure And Energy Alternatives, Inc. (a)	4
30,041	KBR, Inc.	538
23,886	MasTec, Inc. (a)	1,211
409	MYR Group, Inc. (a)	15
285	Northwest Pipe Co. (a)	6
223	NV5 Holdings, Inc. (a)	15
822	Orion Group Holdings, Inc. (a)	7
1,131	Primoris Services Corp.	31
751	Sterling Construction Co., Inc. (a)	10
51,948	Tutor Perini Corp. (a)	958
8,640	Willscot Corp. (a)	128

		3,588

	Construction Materials — 0.81%
4,575	Eagle Materials, Inc., Class – A	479
37,268	Forterra, Inc.^ (a)	363
1,513	Martin Marietta Materials, Inc.	338
3,032	Summit Materials, Inc., Class – A (a)	80

Shares	Security Description	Value (000)
	Construction Materials (continued)
434	U.S. Concrete, Inc. (a)	$23
60	United States Lime & Minerals, Inc.	5

		1,288

	Consumer Finance — 0.56%
214	Curo Group Holdings Corp. (a)	5
535	Elevate Credit, Inc. (a)	5
702	Encore Capital Group, Inc. (a)	26
873	Enova International, Inc. (a)	32
1,381	EZCORP, Inc., Class – A (a)	17
1,233	Firstcash, Inc.	111
4,385	Green Dot Corp., Class – A (a)	321
8,634	LendingClub Corp. (a)	33
528	Nelnet, Inc., Class – A	31
7,399	PRA Group, Inc. (a)	284
295	Regional Management Corp. (a)	10
168	World Acceptance Corp. (a)	19

		894

	Containers & Packaging — 0.65%
14,771	Berry Plastics Group, Inc. (a)	679
20,488	Graphic Packaging Holding Co.	297
145	Greif, Inc.	8
675	Greif, Inc., Class – A	36
823	Myers Industries, Inc.	16
191	UFP Technologies, Inc. (a)	6

		1,042

	Distributors — 0.02%
1,235	Core-Mark Holding Co., Inc.	28
244	Funko, Inc. (a)	3
183	Weyco Group, Inc.	7

		38

	Diversified Consumer Services — 1.75%
1,601	Adtalem Global Education, Inc. (a)	77
439	American Public Education, Inc. (a)	18
407	Cambium Learning Group, Inc. (a)	5
313	Capella Education Co.	31
35,309	Career Education Corp. (a)	571
421	Carriage Services, Inc.	10
34,386	Chegg, Inc. (a)	956
2,861	Houghton Mifflin Harcourt Co. (a)	22
990	K12, Inc. (a)	16
1,530	Laureate Education, Inc., Class – A (a)	22
983	Regis Corp. (a)	16
1,011	Sotheby’s (a)	55
4,876	Strayer Education, Inc.	551
4,390	Weight Watchers International, Inc. (a)	444

		2,794

	Diversified Financial Services — 0.06%
1,834	Cannae Holdings, Inc. (a)	34
3,723	FGL Holdings (a)	31
213	Marlin Business Services Corp.	6
1,254	On Deck Capital, Inc. (a)	9
650	PICO Holdings, Inc.	8
774	Tiptree, Inc., Class B	5

		93

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Diversified Telecommunication Services — 0.75%
290	ATN International, Inc.	$15
1,182	Cincinnati Bell, Inc. (a)	19
17,724	Cogent Communications Group, Inc.	946
1,896	Consolidated Communications Holdings, Inc.	23
2,213	Frontier Communications Corp.^	12
88	Hawaiian Telcom Holdco, Inc. (a)	3
1,078	Intelsat SA (a)	18
2,587	Iridium Communications, Inc. (a)	42
524	Ooma, Inc. (a)	7
1,878	ORBCOMM, Inc. (a)	19
271	pdvWireless, Inc. (a)	7
5,969	Vonage Holdings Corp. (a)	77
1,064	Windstream Holdings, Inc. (a)	6

		1,194

	Electric Utilities — 0.37%
1,394	ALLETE, Inc.	108
1,095	El Paso Electric Co.	65
1,366	IDACORP, Inc.	125
944	MGE Energy, Inc.	60
1,065	Otter Tail Corp.	51
2,154	PNM Resources, Inc.	84
2,421	Portland General Electric Co.	104
250	Spark Energy, Inc., Class – A	2

		599

	Electrical Equipment — 0.38%
193	Allied Motion Technologies, Inc.	9
1,064	Atkore International Group, Inc. (a)	22
718	AZZ, Inc.	31
1,002	Babcock & Wilcox Enterprises, Inc. (a)	2
4,823	Encore Wire Corp.	230
606	Energous Corp. (a)	9
1,139	EnerSys	85
2,271	Enphase Energy, Inc. (a)	15
1,924	FuelCell Energy, Inc. (a)	3
1,641	Generac Holdings, Inc. (a)	85
1,677	LSI Industries, Inc.	9
6,477	Plug Power, Inc.^ (a)	13
257	Powell Industries, Inc.	9
90	Preformed Line Products Co.	8
2,565	Sunrun, Inc. (a)	34
891	Thermon Group Holdings, Inc. (a)	20
391	TPI Composites, Inc. (a)	11
463	Vicor Corp. (a)	20

		615

	Electronic Equipment, Instruments & Components — 4.53%
458	Agilysys, Inc. (a)	7
6,186	Anixter International, Inc. (a)	392
1,277	AVX Corp.	20
772	Badger Meter, Inc.	35
9,703	Belden, Inc.	592
1,323	Benchmark Electronics, Inc.	39
16,198	Celestica, Inc. (a)	192
2,547	Control4 Corp. (a)	62

Shares	Security Description	Value (000)
	Electronic Equipment, Instruments & Components (continued)
883	CTS Corp.	$32
1,028	Daktronics, Inc.	9
896	Electro Scientific Industries, Inc. (a)	14
367	ePlus, Inc. (a)	35
5,346	Fabrinet (a)	198
458	FARO Technologies, Inc. (a)	25
5,583	Fitbit, Inc., Class – A (a)	36
30,286	Flextronics International Ltd. (a)	427
8,325	II-VI, Inc. (a)	362
5,935	Insight Enterprises, Inc. (a)	290
151	Intricon Corp. (a)	6
790	Iteris, Inc. (a)	4
8,940	Itron, Inc. (a)	537
17,733	Jabil Circuit, Inc.	490
1,465	KEMET Corp. (a)	35
743	Kimball Electronics, Inc. (a)	14
2,331	Knowles Corp. (a)	36
1,643	Littelfuse, Inc.	375
1,080	Maxwell Technologies, Inc. (a)	6
89	Mesa Laboratories, Inc.	19
974	Methode Electronics, Inc.	39
466	MTS Systems Corp.	25
368	Napco Security Technologies (a)	5
7,727	nLight, Inc. (a)	255
5,538	Novanta, Inc. (a)	345
467	OSI Systems, Inc. (a)	36
277	Par Technology Corp. (a)	5
555	Park Electrochemical Corp.	13
321	PC Connection, Inc.	11
890	Plexus Corp. (a)	53
6,214	Rogers Corp. (a)	692
1,878	Sanmina Corp. (a)	55
8,070	ScanSource, Inc. (a)	325
820	SYNNEX Corp.	79
318	Systemax, Inc.	11
1,032	Tech Data Corp. (a)	85
2,536	TTM Technologies, Inc. (a)	45
4,773	Universal Display Corp.^	410
15,488	VeriFone Systems, Inc. (a)	353
3,585	Vishay Intertechnology, Inc.	83
255	Vishay Precision Group, Inc. (a)	10

		7,224

	Energy Equipment & Services — 1.01%
3,449	Archrock, Inc. Com	41
509	Basic Energy Services, Inc. (a)	6
915	Bristow Group, Inc. (a)	13
1,733	C&J Energy Services, Inc. (a)	41
720	Cactus, Inc., Class – A (a)	24
685	CARBO Ceramics, Inc.^ (a)	6
858	Covia Holdings Corp. (a)	16
508	Dawson Geophysical Co. (a)	4
1,790	Diamond Offshore Drilling, Inc.^ (a)	37
3,689	Dril-Quip, Inc. (a)	189
6,271	Ensco PLC, Class – A, ADR	46

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Energy Equipment & Services (continued)
587	Era Group, Inc. (a)	$8
890	Exterran Corp. (a)	22
2,229	Forum Energy Technologies, Inc. (a)	28
1,963	Franks International N.V. (a)	15
627	FTS International, Inc. (a)	9
86	Gulfmark Offshore, Inc. (a)	3
3,801	Helix Energy Solutions Group, Inc. (a)	32
1,045	Independence Contract Drilling, Inc. (a)	4
263	Ion Geophysical (a)	6
1,475	Keane Group, Inc. (a)	20
315	Key Energy Services, Inc. (a)	5
409	Liberty Oilfield Services, Inc. (a)	8
223	Mammoth Energy Services, Inc. (a)	8
668	Matrix Service Co. (a)	12
4,852	McDermott International, Inc. (a)	95
358	Natural Gas Services Group, Inc. (a)	8
293	NCS Multistage Holdings, Inc. (a)	4
2,328	Newpark Resources, Inc. (a)	25
225	Nine Energy Service, Inc. (a)	7
16,797	Noble Corp. PLC (a)	106
1,475	Ocean RIG Udw, Inc. (a)	43
2,672	Oceaneering International, Inc.	68
1,606	Oil States International, Inc. (a)	52
279	PHI, Inc. (a)	3
1,899	Pioneer Energy Services Corp. (a)	11
543	Profire Energy, Inc. (a)	2
1,909	ProPetro Holding Corp. (a)	30
123	Quintana Energy Services, Inc. (a)	1
397	RigNet, Inc. (a)	4
3,439	Rowan Cos. PLC, Class – A (a)	56
454	SEACOR Holdings, Inc.	26
467	SEACOR Marine Holdings, Inc. (a)	11
1,208	Select Energy Services, Inc. (a)	18
666	Smart Sand, Inc.^ (a)	4
675	Solaris Oilfield Infrastructure, Inc. (a)	10
9,452	Superior Energy Services, Inc. (a)	92
4,299	TechnipFMC PLC	136
3,249	TETRA Technologies, Inc. (a)	14
629	Tidewater, Inc. (a)	18
4,557	Transocean Ltd. (a)	61
1,433	Unit Corp. (a)	37
2,167	US Silica Holdings, Inc.	56

		1,601

	Equity Real Estate Investment Trusts — 2.65%
2,201	Acadia Realty Trust	60
814	Agree Realty Corp.	43
59	Alexander’s, Inc.	23
1,069	American Assets Trust, Inc.	41
1,455	Americold Realty Trust	32
1,151	Armada Hoffler Properties, Inc.	17
2,290	Ashford Hospitality Trust	19
683	Bluerock Residential Growth REIT, Inc.	6
189	BRT Apartments Corp.	2
1,993	CareTrust REIT, Inc.	33

Shares	Security Description	Value (000)
	Equity Real Estate Investment Trusts (continued)
1,322	Catchmark Timber Trust, Inc.	$17
4,578	CBL & Associates Properties, Inc.	25
2,552	Cedar Realty Trust, Inc.	12
1,223	Chatham Lodging Trust	26
1,605	Chesapeake Lodging Trust	51
1,010	City Office REIT, Inc.	13
485	Clipper Realty, Inc.	4
488	Community Healthcare Trust, Inc.	15
3,210	CoreCivic, Inc.	77
337	Corenergy Infrastructure Trust, Inc.	13
1,128	CorePoint Lodging, Inc. (a)	29
7,192	Corporate Office Properties Trust	207
11,376	Cousins Properties, Inc.	110
9,724	DiamondRock Hospitality Co.	119
1,238	Easterly Government Properties, Inc.	24
930	EastGroup Properties, Inc.	89
2,057	Education Realty Trust, Inc. (a)	85
931	Farmland Partners, Inc.	8
3,366	First Industrial Realty Trust, Inc.	112
1,632	Four Corners Property Trust, Inc.	40
2,892	Franklin Street Properties Corp.	25
1,402	Front Yard Residential Corp.	15
856	Getty Realty Corp.	24
793	Gladstone Commercial Corp.	15
315	Gladstone Land Corp.	4
559	Global Medical REIT, Inc.	5
1,791	Global Net Lease, Inc.	37
2,669	Government Properties Income Trust	42
4,338	Gramercy Property Trust	119
3,354	Healthcare Realty Trust, Inc.	98
1,073	Hersha Hospitality Trust	23
2,321	Independence Realty Trust, Inc.	24
559	Industrial Logistics Property Trust	12
1,174	InfraREIT, Inc.	26
158	Innovative Industrial Properties, Inc.	6
3,109	Investors Real Estate Trust	17
1,822	iStar, Inc. (a)	20
387	Jernigan Capital, Inc.	7
2,190	Kite Realty Group Trust	37
3,026	LaSalle Hotel Properties	104
5,742	Lexington Realty Trust	50
1,042	LTC Properties, Inc.	45
2,447	Mack-Cali Realty Corp.	50
835	Medequities Realty Trust, Inc.	9
2,055	Monmouth Real Estate Investment Corp., Class – A	34
1,089	National Health Investors, Inc.	80
1,369	National Storage Affiliates	42
2,271	New Senior Investment Group, Inc.	17
487	Nexpoint Residential Trust, Inc.	14
1,506	NorthStar Realty Europe Corp.	22
418	One Liberty Properties, Inc.	11
1,828	Pebblebrook Hotel Trust	71
1,896	Pennsylvania Real Estate Investment Trust	21
4,940	Physicians Realty Trust	79

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Equity Real Estate Investment Trusts (continued)
3,464	Piedmont Office Realty Trust, Inc., Class – A	$69
1,665	Potlatch Corp.	85
1,081	Preferred Apartment Communities, Inc., Class – A	18
539	PS Business Parks, Inc.	69
1,377	QTS Realty Trust, Inc., Class – L	54
2,566	Quality Care Properties (a)	55
2,144	Ramco-Gershenson Properties Trust	28
3,003	Retail Opportunity Investments Corp.	58
2,179	Rexford Industrial Realty, Inc.	68
4,701	RLJ Lodging Trust	104
1,210	Ryman Hospitality Properties, Inc.	101
4,813	Sabra Healthcare REIT, Inc.	105
314	Saul Centers, Inc.	17
1,675	Select Income REIT	38
869	Seritage Growth Properties^	37
1,130	Spirit MTA REIT (a)	12
2,645	STAG Industrial, Inc.	72
2,742	Summit Hotel Properties, Inc.	39
6,104	Sunstone Hotel Investors, Inc.	101
2,483	Tanger Factory Outlet Centers, Inc.	58
1,488	Terreno Realty Corp.	56
3,252	The Geo Group, Inc.	90
1,289	Tier REIT, Inc.	31
883	UMH Properties, Inc.	14
350	Universal Health Realty Income Trust	22
2,955	Urban Edge Properties	68
760	Urstadt Biddle Properties, Inc., Class – A	17
5,053	Washington Prime Group, Inc.	41
2,132	Washington Real Estate Investment Trust	65
1,030	Whitestone REIT	13
2,910	Xenia Hotels & Resorts, Inc.	71

		4,233

	Food & Staples Retailing — 0.49%
14,516	Chefs’ Warehouse Holdings LLC (a)	415
400	Ingles Markets, Inc., Class – A	13
208	Natural Grocers by Vitamin Cottage, Inc. (a)	3
2,755	Performance Food Group Co. (a)	101
599	PriceSmart, Inc.	54
28,443	Rite Aid Corp. (a)	49
704	Smart & Final Stores, Inc. (a)	4
953	SpartanNash Co.	24
993	SuperValu, Inc. (a)	20
735	The Andersons, Inc.	25
1,344	United Natural Foods, Inc. (a)	57
237	Village Super Market, Inc., Class – A	7
264	Weis Markets, Inc.	14

		786

	Food Products — 0.47%
63	Alico, Inc.	2
1,778	B&G Foods, Inc., Class – A^	53
424	Calavo Growers, Inc.	41
841	Cal-Maine Foods, Inc. (a)	39

Shares	Security Description	Value (000)
	Food Products (continued)
10,996	Darling Ingredients, Inc. (a)	$218
2,466	Dean Foods Co.	26
250	Farmer Brothers Co. (a)	8
857	Fresh Del Monte Produce, Inc.	38
708	Freshpet, Inc. (a)	19
2,658	Hostess Brands, Inc. (a)	36
407	J&J Snack Foods Corp.	62
221	John B. Sanfilippo & Son, Inc.	16
511	Lancaster Colony Corp.	70
773	Landec Corp. (a)	12
352	Limoneira Co.	9
552	Sanderson Farms, Inc.	58
207	Seneca Foods Corp., Class – A (a)	6
1,583	Simply Good Foods Co. (The) (a)	23
475	Tootsie Roll Industries, Inc.	15

		751

	Gas Utilities — 0.43%
418	Chesapeake Utilities Corp.	33
2,360	New Jersey Resources Corp.	106
774	Northwest Natural Gas Co.	49
1,410	One Gas, Inc.	105
202	RGC Resources, Inc.	6
2,317	South Jersey Industries, Inc.	78
1,306	Southwest Gas Corp.	100
1,332	Spire, Inc.	94
1,387	WGL Holdings, Inc.	123

		694

	Health Care Equipment & Supplies — 6.20%
593	Abaxis, Inc.	49
2,397	Accuray, Inc. (a)	10
1,010	AngioDynamics, Inc. (a)	22
398	Anika Therapeutics, Inc. (a)	13
4,148	Antares Pharma, Inc. (a)	11
905	AtriCure, Inc. (a)	24
39	Atrion Corp.	23
5,052	AxoGen, Inc. (a)	254
13,940	Cardiovascular Systems, Inc. (a)	451
3,516	Cerus Corp. (a)	23
728	CONMED Corp.	53
959	CryoLife, Inc. (a)	27
632	Cryoport, Inc. (a)	10
365	Cutera, Inc. (a)	15
712	CytoSorbents Corp. (a)	8
7,026	Dexcom, Inc. (a)	667
4,176	Edwards Lifesciences Corp. (a)	608
2,095	Endologix, Inc. (a)	12
186	Fonar Corp. (a)	5
1,275	GenMark Diagnostics, Inc. (a)	8
889	Glaukos Corp. (a)	36
1,937	Globus Medical, Inc., Class – A (a)	98
1,453	Haemonetics Corp. (a)	130
1,268	Halyard Health, Inc. (a)	73
398	Helius Medical Technologies, Inc. (a)	4
476	Inogen, Inc. (a)	89
20,989	Insulet Corp. (a)	1,799

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Health Care Equipment & Supplies (continued)
831	Integer Holdings Corp. (a)	$54
889	Invacare Corp.	17
73	Iradimed Corp. (a)	2
8,491	iRhythm Technologies, Inc. (a)	689
1,139	K2M Group Holdings, Inc. (a)	26
1,001	Lantheus Holdings, Inc. (a)	15
421	LeMaitre Vascular, Inc.	14
1,317	LivaNova PLC (a)	132
1,073	Meridian Bioscience, Inc.	17
1,328	Merit Medical Systems, Inc. (a)	68
871	Natus Medical, Inc. (a)	30
1,360	Neogen Corp. (a)	109
1,257	Neuronetics, Inc. (a)	33
787	Nevro Corp. (a)	63
20,917	Novocure Ltd. (a)	655
1,391	NuVasive, Inc. (a)	72
349	Nuvectra Corp. (a)	7
1,778	NxStage Medical, Inc. (a)	50
1,624	OraSure Technologies, Inc. (a)	27
472	Orthofix International NV (a)	27
168	Orthopediatrics Corp. (a)	4
731	Oxford Immunotec Global PLC (a)	9
1,382	Penumbra, Inc. (a)	191
275	Pulse Biosciences, Inc. (a)	4
883	Quidel Corp. (a)	59
1,392	Rockwell Medical Technologies, Inc.^ (a)	7
1,607	RTI Surgical, Inc. (a)	7
277	Seaspine Holdings Corp. (a)	3
1,746	Senseonics Holdings, Inc. (a)	7
620	Sientra, Inc. (a)	12
19,608	STAAR Surgical Co. (a)	608
2,622	Steris PLC	276
333	SurModics, Inc. (a)	18
465	Tactile Systems Technology, Inc. (a)	24
45,575	Tandem Diabetes Care, Inc. (a)	1,004
3,824	The Cooper Companies, Inc.	900
4,094	Transenterix, Inc. (a)	18
98	Utah Medical Products, Inc.	11
1,032	Varex Imaging Corp. (a)	38
1,326	Viewray, Inc.^ (a)	9
2,869	Wright Medical Group NV (a)	74

		9,912

	Health Care Providers & Services — 2.56%
353	AAC Holdings, Inc. (a)	3
15,840	Acadia Healthcare Company, Inc. (a)	648
213	Addus HomeCare Corp. (a)	12
773	Amedisys, Inc. (a)	66
352	American Renal Associates Holdings, Inc. (a)	6
1,277	AMN Healthcare Services, Inc. (a)	75
650	Apollo Medical Holdings, Inc. (a)	17
3,375	BioScrip, Inc. (a)	10
877	Biotelemetry, Inc. (a)	39
5,053	Brookdale Senior Living, Inc. (a)	46
718	Capital Senior Living Corp. (a)	8

Shares	Security Description	Value (000)
	Health Care Providers & Services (continued)
464	Civitas Solutions, Inc. (a)	$8
2,704	Community Health Systems, Inc. (a)	9
256	CorVel Corp. (a)	14
1,016	Cross Country Healthcare, Inc. (a)	11
23,803	Diplomat Pharmacy, Inc. (a)	608
4,295	Encompass Health Corp.	291
1,336	Genesis Healthcare, Inc. (a)	3
4,463	HealthEquity, Inc. (a)	335
2,359	Kindred Healthcare, Inc. (a)	21
833	LHC Group, Inc. (a)	71
960	LifePoint Hospitals, Inc., Class – A (a)	47
665	Magellan Health Services, Inc. (a)	64
327	National Healthcare Corp.	23
298	National Research Corp., Class – A	11
1,651	Owens & Minor, Inc.	28
2,216	Patterson Companies, Inc.	50
274	Petiq, Inc. (a)	7
313	Providence Service Corp. (a)	25
678	Quorum Health Corp. (a)	3
2,774	R1 RCM, Inc. (a)	24
1,024	RadNet, Inc. (a)	15
2,932	Select Medical Holdings Corp. (a)	53
522	Surgery Partners, Inc. (a)	8
15,722	Teladoc, Inc. (a)	914
2,262	Tenet Healthcare Corp. (a)	76
1,333	The Ensign Group, Inc.	48
1,079	Tivity Health, Inc. (a)	38
8,278	Triple-S Management Corp., Class – A (a)	323
336	U.S. Physical Therapy, Inc.	32

		4,090

	Health Care Technology — 0.33%
4,819	Allscripts Healthcare Solutions, Inc. (a)	58
1,894	Castlight Health, Inc., Class – B (a)	8
329	Computer Programs & Systems, Inc.	11
1,066	Cotiviti Holdings, Inc. (a)	47
1,818	Evolent Health, Inc. (a)	38
713	HealthStream, Inc.	19
2,223	HMS Holdings Corp. (a)	48
1,775	Inovalon Holdings, Inc., Class – A (a)	18
206	Inspire Medical System, Inc. (a)	7
1,561	Medidata Solutions, Inc. (a)	126
421	Nanthealth, Inc. (a)	1
1,037	Omnicell, Inc. (a)	54
1,467	Quality Systems, Inc. (a)	29
326	Simulations Plus, Inc.	7
464	Tabula Rasa Healthcare, Inc. (a)	30
800	Vocera Communications, Inc. (a)	24

		525

	Hotels, Restaurants & Leisure — 1.41%
1,723	BBX Capital Corp.	16
2,475	Belmond Ltd. (a)	28
2	Biglari Holdings, Inc., Class – A (a)	2
29	Biglari Holdings, Inc., Class – B (a)	5
557	BJ’s Restaurant, Inc.	33
2,402	Bloomin’ Brands, Inc.	48

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hotels, Restaurants & Leisure (continued)
209	Bluegreen Vacations Corp.	$5
506	Bojangles’, Inc. (a)	7
2,208	Boyd Gaming Corp.	77
1,235	Brinker International, Inc.	59
873	Carrols Restaurant Group, Inc. (a)	13
682	Century Casinos, Inc. (a)	6
321	Churchill Downs, Inc.	95
469	Chuy’s Holdings, Inc. (a)	14
521	Cracker Barrel Old Country Store, Inc.^	81
1,080	Dave & Buster’s Entertainment, Inc. (a)	51
612	Del Frisco’s Restaurant Group, Inc. (a)	8
832	Del Taco Restaurants, Inc. (a)	12
1,668	Denny’s Corp. (a)	27
455	DineEquity, Inc.	34
1,571	Drive Shack, Inc. (a)	12
606	El Pollo Loco Holdings, Inc. (a)	7
1,766	Eldorado Resorts, Inc. (a)	69
92	Empire Resorts, Inc. (a)	2
665	Fiesta Restaurant Group, Inc. (a)	19
491	Golden Entertainment, Inc. (a)	13
2,860	ILG, Inc.	94
655	International Speedway Corp., Class – A	29
391	J Alexander’s Holdings, Inc. (a)	4
797	Jack in the Box, Inc.	68
581	Lindblad Expeditions Holdings, Inc. (a)	8
515	Marcus Corp.	17
581	Marriott Vacations Worldwide Corp.	66
303	Monarch Casino & Resort, Inc. (a)	13
85	Nathan’s Famous, Inc.	8
333	Noodles & Co. (a)	4
687	Papa John’s International, Inc.	35
2,314	Penn National Gaming, Inc. (a)	78
1,402	Pinnacle Entertainment, Inc. (a)	47
10,625	Planet Fitness, Inc., Class – A (a)	467
430	Playags, Inc. (a)	12
666	Potbelly Corp. (a)	9
266	RCI Hospitality Holdings, Inc.	8
499	Red Lion Hotels Corp. (a)	6
357	Red Robin Gourmet Burgers, Inc. (a)	17
1,880	Red Rock Resorts, Inc., Class – A	63
809	Ruth’s Hospitality Group, Inc.	23
1,486	Scientific Games Corp., Class – A (a)	73
1,515	SeaWorld Entertainment, Inc. (a)	33
665	Shake Shack, Inc., Class – A (a)	44
984	Sonic Corp.	34
275	Speedway Motorsports, Inc.	5
1,834	Texas Roadhouse, Inc., Class – A	120
1,156	The Cheesecake Factory, Inc.	64
605	The Habit Restaurants, Inc. (a)	6
349	Town Sports International Holdings, Inc. (a)	5
769	Wingstop, Inc.	40
557	Zoe’s Kitchen, Inc. (a)	5

		2,248

Shares	Security Description	Value (000)
	Household Durables — 1.35%
351	AV Homes, Inc. (a)	$8
295	Bassett Furniture Industries, Inc.	8
842	Beazer Homes USA, Inc. (a)	12
1,665	Cavco Industries, Inc. (a)	345
1,612	Century Communities, Inc. (a)	51
638	Ethan Allen Interiors, Inc.	16
223	Flexsteel Industries, Inc.	9
3,050	Gopro, Inc., Class – A (a)	20
686	Green Brick Partners, Inc. (a)	7
156	Hamilton Beach Brands Holding Co.	5
724	Helen of Troy Ltd. (a)	71
295	Hooker Furniture Corp.	14
3,635	Hovnanian Enterprises, Inc., Class – A (a)	6
594	Installed Building Products, Inc. (a)	34
7,913	iRobot Corp.^ (a)	599
2,324	KB Home	63
1,239	La-Z-Boy, Inc.	38
500	LGI Homes, Inc. (a)	29
290	Lifetime Brands, Inc.	4
733	M/I Homes, Inc. (a)	19
1,226	MDC Holdings, Inc.	38
1,048	Meritage Homes Corp. (a)	46
124	NACCO Industries, Inc., Class – A	4
1,171	Roku, Inc. (a)	50
180	Skyline Champion Corp.	6
3,033	Taylor Morrison Home Corp., Class – A (a)	63
381	The New Home Co., Inc. (a)	4
959	TopBuild Corp. (a)	75
4,095	TRI Pointe Homes, Inc. (a)	67
1,386	Tupperware Brands Corp.	57
190	Turtle Beach Corp. (a)	4
10,612	Universal Electronics, Inc. (a)	350
568	Vuzix Corp. (a)	4
887	William Lyon Homes, Class – A (a)	21
691	Zagg, Inc. (a)	12

		2,159

	Household Products — 0.10%
299	Central Garden & Pet Co. (a)	13
965	Central Garden & Pet Co., Class – A (a)	39
3,360	HRG Group, Inc. (a)	44
149	Oil-Dri Corporation of America	6
366	WD-40 Co.	54

		156

	Independent Power & Renewable Electricity Producers — 0.11%
3,356	Atlantic Power Corp. (a)	7
911	NRG Yield, Inc.	16
1,778	NRG Yield, Inc., Class – C	31
1,070	Ormat Technologies, Inc.	56
2,186	Pattern Energy Group, Inc.	41
1,958	Terraform Power, Inc., Class – A	23
804	Vivint Solar, Inc. (a)	4

		178

	Industrial Conglomerates — 0.02%
956	Raven Industries, Inc.	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Insurance — 2.45%
1,181	Ambac Financial Group, Inc. (a)	$23
10,528	American Equity Investment Life Holding Co.	380
529	AMERISAFE, Inc.	31
2,974	AmTrust Financial Services, Inc.	43
4,227	Argo Group International Holdings Ltd.	246
1,372	ASGN, Inc. (a)	107
14,395	Aspen Insurance Holdings Ltd.	587
4,701	AXIS Capital Holdings Ltd.	261
276	Baldwin & Lyons, Inc.	7
773	Braemar Hotels & Resorts, Inc.	9
1,344	Citizens, Inc.^ (a)	10
4,521	CNO Fincancial Group, Inc.	86
378	Crawford & Co.	3
270	Donegal Group, Inc.	4
505	eHealth, Inc. (a)	11
253	EMC Insurance Group, Inc.	7
871	Employers Holdings, Inc.	35
325	Enstar Group Ltd. (a)	67
1,925	Everest Re Group Ltd.	444
274	FBL Financial Group, Inc., Class – A	22
352	FedNat Holding Co.	8
13,638	Genworth Financial, Inc., Class – A (a)	61
240	Global Indemnity Ltd.	9
242	Goosehead Insurance, Inc. (a)	6
852	Greenlight Capital Re Ltd. (a)	12
317	Hallmark Financial Services, Inc. (a)	3
1,688	Hanover Insurance Group, Inc.	202
230	HCI Group, Inc.	10
297	Health Insurance Innovations, Inc., Class – A (a)	10
626	Heritage Insurance Holdings, Inc.	10
1,113	Horace Mann Educators Corp.	50
142	Independence Holding Co.	5
295	Infinity Property & Casualty Corp.	42
43	Investors Title Co.	8
706	James River Group Holdings	28
1,078	Kemper Corp.	82
274	Kingstone Cos., Inc.	5
524	Kinsale Capital Group, Inc.	29
1,799	Maiden Holdings Ltd.	14
2,459	MBIA, Inc. (a)	22
1,657	National General Holdings Corp.	44
62	National Western Life Group, Inc., Class – A	19
305	NI Holdings, Inc. (a)	5
1,179	Primerica, Inc.	117
1,434	ProAssurance Corp.	51
1,061	RLI Corp.	70
387	Safety Insurance Group, Inc.	33
1,570	Selective Insurance Group, Inc.	86
440	State Auto Financial Corp.	13
630	Stewart Information Services Corp.	27
569	The Navigators Group, Inc.	32
2,429	Third Point Reinsurance Ltd. (a)	30
629	Trupanion, Inc.^ (a)	24

Shares	Security Description	Value (000)
	Insurance (continued)
586	United Fire Group, Inc.	$32
569	United Insurance Holdings Corp.	11
863	Universal Insurance Holdings, Inc.	30
4,300	W.R. Berkley Corp.	311
5,637	WMIH Corp. (a)	8

		3,942

	Internet & Direct Marketing Retail — 1.44%
713	1-800-FLOWERS.COM, Inc., Class – A (a)	9
216	Duluth Holdings, Inc., Class – B (a)	5
18,985	Etsy, Inc. (a)	801
269	Gaia, Inc. (a)	5
11,849	Groupon, Inc. (a)	51
367	Lands’ End, Inc. (a)	10
1,472	Liberty Expedia Holdings, Class – A (a)	65
1,919	Liberty TripAdvisor Holdings, Inc., Class – A (a)	31
4,069	NutriSystem, Inc.	157
558	Overstock.com, Inc. (a)	19
546	PetMed Express, Inc.	24
893	Shutterfly, Inc. (a)	80
38,317	Stitch Fix, Inc., Class – A (a)	1,052

		2,309

	Internet Software & Services — 4.73%
6,409	2U, Inc. (a)	536
4,654	Akamai Technologies, Inc. (a)	341
826	Alarm.com Holding, Inc. (a)	33
754	Alteryx, Inc. (a)	29
603	Amber Road, Inc. (a)	6
395	AppFolio, Inc., Class – A (a)	24
905	Apptio, Inc. (a)	33
13,977	Benefitfocus, Inc. (a)	470
1,267	Blucora, Inc. (a)	47
3,405	Box, Inc., Class – A (a)	85
52,245	Brightcove, Inc. (a)	504
695	Carbonite, Inc. (a)	24
3,963	Cardlytics, Inc. (a)	86
8,079	Care.com, Inc. (a)	169
1,329	Cargurus, Inc. (a)	46
1,961	Cars.com, Inc. (a)	56
643	ChannelAdvisor Corp. (a)	9
600	Cimpress NV (a)	87
1,028	Cision Ltd. (a)	15
2,793	Cloudera, Inc. (a)	38
1,444	Cornerstone OnDemand, Inc. (a)	68
16,372	Coupa Software, Inc. (a)	1,018
436	eGain Corp. (a)	7
1,890	Endurance International Group Holdings, Inc. (a)	19
1,195	Envestnet, Inc. (a)	66
1,532	Five9, Inc. (a)	53
452	Fusion Connect, Inc. (a)	2
45,670	Gogo, Inc.^ (a)	222
6,974	GrubHub, Inc. (a)	732
941	GTT Communications, Inc. (a)	42
1,844	Hortonworks, Inc. (a)	34
841	Instructure, Inc. (a)	36

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Internet Software & Services (continued)
597	Internap Corp. (a)	$6
1,267	J2 Global, Inc.	110
449	Leaf Group, Ltd. (a)	5
2,896	Limelight Networks, Inc. (a)	13
785	Liquidity Services, Inc. (a)	5
1,525	LivePerson, Inc. (a)	32
1,162	MINDBODY, Inc., Class – A (a)	45
9,612	New Relic, Inc. (a)	966
1,740	NIC, Inc.	27
14,544	Nutanix, Inc., Class – A (a)	750
6,922	Pandora Media, Inc. (a)	55
987	Q2 Holdings, Inc. (a)	56
1,054	QuinStreet, Inc. (a)	13
2,092	Quotient Technology, Inc. (a)	27
269	Reis, Inc.	6
643	Remark Holdings, Inc. (a)	3
236	Sendgrid, Inc. (a)	6
190	ShotSpotter, Inc. (a)	7
513	Shutterstock, Inc. (a)	24
446	SPS Commerce, Inc. (a)	33
469	Stamps.com, Inc. (a)	119
549	TechTarget (a)	16
1,068	Telaria, Inc. (a)	4
1,647	The Meet Group, Inc. (a)	7
847	The Trade Desk, Inc. (a)	79
104	Travelzoo, Inc. (a)	2
2,459	TrueCar, Inc. (a)	25
256	Tucows, Inc. (a)	16
171	Veritone, Inc. (a)	3
1,063	Web.com Group, Inc. (a)	27
638	XO Group, Inc. (a)	20
2,194	Yelp, Inc. (a)	86
2,151	Yext, Inc. (a)	42

		7,572

	IT Services — 1.41%
2,103	Acxiom Corp. (a)	63
1,866	Alliance Data Systems Corp.	434
665	CACI International, Inc., Class – A (a)	112
1,190	Cardtronics PLC (a)	29
332	Cass Information Systems, Inc.	23
649	ConvergeOne Holdings, Inc.	6
2,448	Convergys Corp.	60
882	CSG Systems International, Inc.	36
3,344	Euronet Worldwide, Inc. (a)	280
1,841	Everi Holdings, Inc. (a)	13
8,278	EVERTEC, Inc.	181
131	Evo Payments, Inc., Class – A (a)	3
1,245	Exela Technologies, Inc. (a)	6
902	Exlservice Holdings, Inc. (a)	51
282	Forrester Research, Inc.	12
3,310	Global Payments, Inc.	369
994	Information Services Group, Inc. (a)	4
715	ManTech International Corp., Class – A	38
1,755	MAXIMUS, Inc.	109

Shares	Security Description	Value (000)
	IT Services (continued)
841	MoneyGram International, Inc. (a)	$6
893	Perficient, Inc. (a)	24
3,883	Perspecta, Inc.	80
365	PFSweb, Inc. (a)	4
872	Presidio, Inc. (a)	11
501	PRGX Global, Inc. (a)	5
1,139	Science Applications International Corp.	92
2,241	ServiceSource International, Inc. (a)	9
1,086	Sykes Enterprises, Inc. (a)	31
961	Syntel, Inc. (a)	31
668	The Hackett Group, Inc.	11
3,394	Travelport Worldwide Ltd.	63
385	TTEC Holdings, Inc.	13
1,297	Unisys Corp. (a)	17
760	Virtusa Corp. (a)	37

		2,263

	Leisure Products – 0.78%
935	Acushnet Holdings Corp.	23
1,386	American Outdoor Brands Corp. (a)	17
35,944	Callaway Golf Co.	681
630	Clarus Corp. (a)	5
324	Escalade, Inc.	5
121	Johnson Outdoors, Inc., Class – A	10
569	Malibu Boats, Inc., Class – A (a)	24
197	Marine Products Corp.	4
470	MCBC Holdings, Inc. (a)	14
768	Nautilus, Inc. (a)	12
441	Sturm, Ruger & Co., Inc.	25
28,138	Vista Outdoor, Inc. (a)	435

		1,255

	Life Sciences Tools & Services – 0.42%
729	Accelerate Diagnostics, Inc. (a)	16
890	Cambrex Corp. (a)	47
906	Chromadex Corp.^ (a)	3
1,286	ENZO Biochem, Inc. (a)	7
1,140	Fluidigm Corp. (a)	7
853	Harvard Bioscience, Inc. (a)	5
1,121	Luminex Corp.	33
321	Medpace Holdings, Inc. (a)	14
613	NanoString Technologies, Inc. (a)	8
1,462	NeoGenomics, Inc. (a)	19
27,347	Pacific Biosciences of California, Inc. (a)	96
9,381	Qiagen N.V. (a)	340
109	Quanterix Corp. (a)	2
1,513	Syneos Health, Inc. (a)	71

		668

	Machinery — 3.29%
14,852	Actuant Corp., Class – A	437
262	Alamo Group, Inc.	24
776	Albany International Corp., Class – A	47
782	Altra Holdings, Inc.	34
202	American Railcar Industries	8
618	Astec Industries, Inc.	37
1,335	Barnes Group, Inc.	79

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Machinery (continued)
393	Blue Bird Corp. (a)	$9
1,156	Briggs & Stratton Corp.	20
13,253	Chart Industries, Inc. (a)	818
457	CIRCOR International, Inc.	17
596	Columbus McKinnon Corp.	26
750	Commercial Vehicle Group, Inc. (a)	6
385	DMC Global, Inc.	17
600	Douglas Dynamics, Inc.	29
169	Eastern Co. (The)	5
1,039	Energy Recovery, Inc. (a)	8
560	ENPRO Industries, Inc.	39
674	ESCO Technologies, Inc.	39
1,607	Federal Signal Corp.	37
1,254	Franklin Electric Co., Inc.	57
257	Freightcar America, Inc.	4
268	Gencor Industries, Inc. (a)	4
601	Global Brass & Copper Holdings, Inc.	19
283	Graham Corp.	7
2,177	Harsco Corp. (a)	48
1,682	Hillenbrand, Inc.	79
180	Hurco Companies, Inc.	8
286	Hyster-Yale Materials Handling, Inc., Class – A	18
847	John Bean Technologies Corp.	75
296	Kadant, Inc.	28
2,204	Kennametal, Inc.	79
9,077	Kornit Digital Ltd.^ (a)	161
248	L.B. Foster Co., Class – A (a)	6
289	Lindsay Corp.	28
462	Lydall, Inc. (a)	20
350	Manitex International, Inc. (a)	4
954	Manitowoc Co., Inc. (a)	25
23,347	Meritor, Inc. (a)	481
1,874	Milacron Holdings Corp. (a)	35
283	Miller Industries, Inc.	7
1,509	Mueller Industries, Inc.	45
4,184	Mueller Water Products, Inc., Class – A	49
1,319	Navistar International Corp. (a)	54
763	NN, Inc.	14
80	Omega Flex, Inc.	6
6,215	Proto Labs, Inc. (a)	740
638	RBC Bearings, Inc. (a)	82
843	REV Group, Inc.	14
2,828	Rexnord Corp. (a)	82
1,164	SPX Corp. (a)	41
1,140	SPX FLOW, Inc. (a)	50
344	Standex International Corp.	35
773	Sun Hydraulics Corp.	37
482	Tennant Co.	38
4,460	Terex Corp.	188
488	The Gorman-Rupp Co.	17
853	The Greenbrier Companies, Inc.	45
1,378	Titan International, Inc.	15
14,329	TriMas Corp. (a)	421

Shares	Security Description	Value (000)
	Machinery (continued)
254	Twin Disc, Inc. (a)	$6
1,542	Wabash National Corp.	29
1,358	WABCO Holdings, Inc. (a)	159
752	Watts Water Technologies, Inc., Class – A	59
1,450	Woodward, Inc.	111

		5,266

	Marine — 0.25%
1,408	Costamare, Inc.	11
1,146	Eagle Bulk Shipping, Inc. (a)	6
232	Genco Shipping & Trading Ltd. (a)	4
3,816	Kirby Corp. (a)	319
1,146	Matson, Inc.	44
1,494	Safe Bulkers, Inc. (a)	5
1,706	Scorpio Bulkers, Inc.	12

		401

	Media — 0.95%
1,475	AMC Entertainment Holdings, Inc., Class – A	23
96	Beasley Broadcast Group, Inc.	1
133	Boston Omaha Corp. (a)	3
2,351	Central Eurpoean Media Enterprises Ltd. (a)	10
1,102	Clear Channel Outdoor Holdings, Inc.	5
33	Daily Journal Corp. (a)	8
666	Emerald Expositions Events, Inc.	14
3,460	Entercom Communications Corp.	26
1,917	Entravision Communications Corp., Class – A	10
876	Eros International PLC (a)	11
733	Fluent, Inc. (a)	2
3,112	Gannett Company, Inc.	33
91,162	Global Eagle Entertainment, Inc.^ (a)	229
2,159	Gray Television, Inc. (a)	34
439	Hemisphere Media Group, Inc. (a)	6
1,481	IMAX Corp. (a)	33
293	Liberty Braves Group (a)	8
949	Liberty Braves Group (a)	25
1,141	Liberty Lilac Group, Class – A (a)	22
3,072	Liberty Lilac Group, Class – C (a)	59
13,391	Lions Gate Entertainment Corp., Class – B	314
355	Loral Space & Communications, Inc. (a)	13
1,615	MDC Partners, Inc., Class – A (a)	7
1,049	Meredith Corp.	53
1,583	MSG Networks, Inc., Class – A (a)	38
2,078	National CineMedia, Inc.	17
1,606	New Media Investment Group, Inc.	30
1,211	Nexstar Broadcasting Group, Inc., Class – A	89
484	Reading International, Inc. (a)	8
115	Saga Communications, Inc.	4
748	Scholastic Corp.	33
1,949	Sinclair Broadcast Group, Inc., Class – A	63
5,860	TEGNA, Inc.	64
1,278	The E.W. Scripps Co., Class – A	17
3,549	The New York Times Co., Class – A	91
572	tronc, Inc. (a)	10
796	Wideopenwest, Inc. (a)	8

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Media (continued)
1,142	World Wrestling Entertainment, Inc., Class – A	$83

		1,504

	Metals & Mining — 2.39%
7,864	Agnico-Eagle Mines Ltd.	360
8,346	AK Steel Holding Corp. (a)	36
49,040	Allegheny Technologies, Inc. (a)	1,232
3,767	Carpenter Technology Corp.	198
1,379	Century Aluminum Co. (a)	22
8,056	Cleveland- Cliffs, Inc. (a)	68
40,547	Coeur d’Alene Mines Corp. (a)	308
3,150	Commercial Metals Co.	66
922	Compass Minerals International, Inc.	61
68,542	Ferroglobe PLC	588
61,874	Ferroglobe R&W Insurance Trust Co.*	–
1,540	Gold Resource Corp.	10
350	Haynes International, Inc.	13
10,750	Hecla Mining Co.	37
439	Kaiser Aluminum Corp.	46
5,050	Klondex Mines Ltd. (a)	12
544	Materion Corp.	29
273	Olympic Steel, Inc.	6
486	Ryerson Holding Corp. (a)	5
688	Schnitzer Steel Industries, Inc., Class – A	23
1,756	SunCoke Energy, Inc. (a)	24
200	Synalloy Corp.	4
117,328	Tahoe Resources, Inc.	578
1,096	Timkensteel Corp. (a)	18
170	Universal Stainless & Alloy Products, Inc. (a)	4
970	Warrior Met Coal, Inc.	27
1,155	Worthington Industries, Inc.	48

		3,823

	Mortgage Real Estate Investment Trusts — 0.41%
715	AG Mortgage Investment Trust, Inc.	13
2,765	Anworth Mortgage Asset Corp.	14
3,323	Apollo Commercial Real Estate Finance, Inc.	61
1,428	Arbor Realty Trust, Inc.	15
777	Ares Commercial Real Estate Corp.	11
1,083	ARMOUR Residential REIT, Inc.	25
2,763	Blackstone Mortgage Trust, Inc.	87
2,477	Capstead Mortgage Corp.	22
348	Cherry Hill Mortgage Investment Corp.	6
2,270	Colony Credit Real Estate, Inc.^	47
4,286	CYS Investments, Inc.	32
1,516	Dynex Capital, Inc.	10
877	Exantas Capital Corp.	9
1,193	Granite Point Mortgage Trust, Inc.	22
464	Great Ajax Corp.	6
1,374	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	27
2,979	Invesco Mortgage Capital, Inc.	47
428	KKR Real Estate Finance Trust, Inc.	8
2,346	Ladder Capital Corp.	37
1,189	MTGE Investment Corp.	23

Shares	Security Description	Value (000)
	Mortgage Real Estate Investment Trusts (continued)
3,083	New York Mortgage Trust, Inc.	$19
1,458	Orchid Island Capital, Inc.	11
1,678	Pennymac Mortgage Investment Trust	32
2,025	Redwood Trust, Inc.	33
506	Sutherland Asset Management Corp.	8
842	TPG RE Finance Trust, Inc.	17
1,032	Western Asset Mortgage Capital Corp.	11

		653

	Multiline Retail — 0.13%
1,129	Big Lots, Inc.	47
360	Dillard’s, Inc., Class – A^	34
8,582	J.C. Penney Co., Inc.^ (a)	20
1,344	Ollie’s Bargain Outlet Holdings, Inc. (a)	98
921	Sears Holdings Corp.^ (a)	2

		201

	Multi-Utilities — 0.18%
1,772	Avista Corp.	93
1,449	Black Hills Corp.	89
1,344	NorthWestern Corp.	77
406	Unitil Corp.	21

		280

	Oil, Gas & Consumable Fuels — 3.16%
4,355	Abraxas Petroleum Corp. (a)	13
43	Adams Resources & Energy, Inc.	2
2,518	Alta Mesa Resources, Inc. (a)	17
572	Amyris, Inc. (a)	4
1,344	Approach Resources, Inc.^ (a)	3
508	Arch Coal, Inc.	40
946	Ardmore Shipping Corp. (a)	8
523	Bonanza Creek Energy, Inc. (a)	20
1,220	California Resources Corp. (a)	55
6,077	Callon Petroleum Co. (a)	65
27,625	Carrizo Oil & Gas, Inc. (a)	769
28,049	Centennial Resource Development, Inc. (a)	507
3,437	Clean Energy Fuels Corp. (a)	13
2,180	Cloud Peak Energy, Inc. (a)	8
737	CONSOL Energy, Inc. (a)	28
437	CVR Energy, Inc.^	16
2,258	Delek US Holdings, Inc.	113
11,861	Denbury Resources, Inc. (a)	57
2,448	DHT Holdings, Inc.	11
736	Dorian LPG Ltd. (a)	6
551	Earthstone Energy, Inc. (a)	5
2,722	Eclipse Resources Corp. (a)	4
1,754	Energy Fuels, Inc. (a)	4
858	Energy XXI Gulf Coast, Inc. (a)	8
1,061	EP Energy Corp. (a)	3
12,158	Euronav N.V.	112
750	Evolution Petroleum Corp.	7
2,129	Frontline Ltd./Bermuda (a)	12
23,672	GasLog Ltd.	452
7,834	Golar LNG Ltd.	231
199	Goodrich Petroleum Corp. (a)	2
1,077	Green Plains, Inc.	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Oil, Gas & Consumable Fuels (continued)
4,721	Gulfport Energy Corp. (a)	$59
3,805	Halcon Resources Corp. (a)	17
509	Hallador Energy Co.	4
2,937	Highpoint Resources Corp. (a)	18
754	International Seaways, Inc. (a)	17
16	Isramco, Inc. (a)	2
1,733	Jagged Peak Energy, Inc. (a)	23
4,203	Laredo Petroleum, Inc. (a)	40
1,284	Lilis Energy, Inc.^ (a)	7
13,347	Matador Resources Co. (a)	401
339	Midstates Petroleum Co., Inc. (a)	5
10,490	Murphy Oil Corp.	354
22,646	Navigator Holdings Ltd. (a)	286
201	Nextdecade Corp. (a)	1
4,047	Nordic American Tankers Limited	11
2,835	Northern Oil & Gas, Inc. (a)	9
7,288	Oasis Petroleum, Inc. (a)	95
1,378	Overseas Shipholding Group, Inc. (a)	5
455	Panhandle Oil & Gas, Inc., Class – A	9
879	Par Petroleum Corp. (a)	15
1,793	PDC Energy, Inc. (a)	108
2,175	Peabody Energy Corp.	99
376	Penn Virginia Corp. (a)	32
981	Renewable Energy Group, Inc. (a)	18
600	Resolute Energy Corp.^ (a)	19
166	REX American Resources Corp. (a)	13
1,544	Ring Energy, Inc. (a)	19
2,117	Sanchez Energy Corp.^ (a)	10
987	SandRidge Energy, Inc. (a)	18
7,932	Scorpio Tankers, Inc.	23
2,131	Semgroup Corp., Class – A	54
2,238	Ship Finance International Ltd.	33
206	Silverbow Resources, Inc. (a)	6
11,100	SM Energy Co.	285
15,936	Southwestern Energy Co. (a)	84
6,544	SRC Energy, Inc. (a)	72
540	Talos Energy, Inc. (a)	17
1,738	Teekay Shipping Corp.	13
5,985	Teekay Tankers Ltd.	7
2,173	Tellurian, Inc. (a)	18
5,488	Ultra Petroleum Corp. (a)	13
4,044	Uranium Energy Corp. (a)	7
2,594	W&T Offshore, Inc. (a)	19
763	Wildhorse Resource Development Corp. (a)	19
1,811	World Fuel Services Corp.	37
1,289	Zion Oil & Gas, Inc.^ (a)	5

		5,041

	Paper & Forest Products — 0.23%
1,051	Boise Cascade Co.	47
455	Clearwater Paper Corp. (a)	11
2,376	KapStone Paper & Packaging Corp.	82
3,950	Louisiana-Pacific Corp.	107
440	Neenah Paper, Inc.	37
1,204	P.H. Glatfelter Co.	24

Shares	Security Description	Value (000)
	Paper & Forest Products (continued)
831	Schweitzer-Mauduit International, Inc.	$36
930	Verso Corp. (a)	20

		364

	Personal Products — 0.13%
580	e.l.f Beauty, Inc. (a)	9
1,458	Edgewell Personal Care Co. (a)	73
478	Inter Parfums, Inc.	26
315	Medifast, Inc.	50
224	Natural Health Trends Corp.^	6
338	Nature’s Sunshine Products, Inc. (a)	3
327	Revlon, Inc., Class – A^ (a)	6
342	USANA Health Sciences, Inc. (a)	39

		212

	Pharmaceuticals — 1.54%
721	Aclaris Therapeutics, Inc. (a)	14
961	Aerie Pharmaceuticals, Inc. (a)	65
415	Akcea Therapeutics, Inc. (a)	10
2,523	Akorn, Inc. (a)	42
12,575	Amneal Pharmaceuticals, Inc. (a)	205
1,004	Amphastar Pharmaceuticals, Inc. (a)	15
1,875	Ampio Pharmaceuticals, Inc. (a)	4
222	ANI Pharmaceuticals, Inc. (a)	15
1,225	Aratana Therapeutics, Inc. (a)	5
450	Assembly Biosciences, Inc. (a)	18
720	Clearside Biomedical, Inc. (a)	8
7,937	Collegium Pharmaceutical, Inc. (a)	189
2,636	Corcept Therapeutics, Inc. (a)	41
601	Corium International, Inc. (a)	5
1,547	Cymabay Therapeutics, Inc. (a)	21
1,637	DepoMed, Inc. (a)	11
956	Dermira, Inc. (a)	9
315	Dova Pharmaceuticals, Inc. (a)	9
4,132	Durect Corp. (a)	6
565	Eloxx Pharmaceuticals, Inc. (a)	10
6,055	ENDO International PLC (a)	57
1,706	Endocyte, Inc. (a)	24
133	Evolus, Inc. (a)	4
180	Heska Corp. (a)	19
4,471	Horizon Pharma PLC (a)	74
498	Innovate Biopharmaceuticals, Inc. (a)	12
2,074	Innoviva, Inc. (a)	29
20,138	Intersect ENT, Inc. (a)	753
1,174	Intra-Cellular Therapies, Inc. (a)	21
419	Kala Pharmaceuticals, Inc. (a)	6
806	Lannett Co., Inc. (a)	11
2,224	Mallinckrodt PLC (a)	41
903	Marinus Pharmaceuticals, Inc. (a)	6
477	Melinta Therapeutics, Inc. (a)	3
127	Menlo Therapeutics, Inc. (a)	1
817	Myokardia, Inc. (a)	41
3,142	Nektar Therapeutics (a)	153
733	Neos Therapeutics, Inc. (a)	5
861	Ocular Therapeutix, Inc. (a)	6
178	Odonate Therapeutics, Inc. (a)	4
1,258	Omeros Corp. (a)	23

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Pharmaceuticals (continued)
426	Optinose, Inc. (a)	$12
1,079	Pacira Pharmaceuticals, Inc. (a)	35
759	Paratek Pharmaceuticals, Inc. (a)	8
539	Phibro Animal Health Corp., Class – A	25
1,444	Prestige Brands Holdings, Inc. (a)	55
426	Reata Pharmaceuticals, Inc., Class – A (a)	15
140	resTORbio, Inc. (a)	1
884	Revance Therapeutics, Inc. (a)	24
439	Sienna Biopharmaceuticals, Inc. (a)	7
1,363	SIGA Technologies, Inc.^ (a)	8
1,324	Supernus Pharmaceuticals, Inc. (a)	79
1,283	Teligent, Inc.^ (a)	4
1,552	Tetraphase Pharmaceuticals, Inc. (a)	6
1,850	The Medicines Co. (a)	68
4,582	TherapeuticsMD, Inc.^ (a)	29
1,171	Theravance Biopharma, Inc. (a)	27
473	WaVe Life Sciences Ltd. (a)	18
954	Zogenix, Inc. (a)	42
846	Zomedica Pharmaceuticals Corp.^ (a)	2

		2,460

	Professional Services — 1.00%
1,484	Acacia Research Corp. (a)	6
199	Barrett Business Services, Inc.	19
212	BG Staffing, Inc.	5
1,417	CBIZ, Inc. (a)	33
224	CRA International, Inc.	11
1,396	Exponent, Inc.	67
284	Franklin Covey Co. (a)	7
1,004	FTI Consulting, Inc. (a)	61
366	GP Strategies Corp. (a)	6
504	Heidrick & Struggles International, Inc.	18
1,256	Hill International, Inc. (a)	7
606	Huron Consulting Group, Inc. (a)	25
489	ICF International, Inc.	35
1,035	Insperity, Inc.	99
846	Kelly Services, Inc., Class – A	19
601	Kforce, Inc.	21
12,040	Korn Ferry International	746
493	Mistras Group, Inc. (a)	9
10,979	Navigant Consulting, Inc. (a)	243
857	Resources Connections, Inc.	14
1,179	TriNet Group, Inc. (a)	66
1,131	TrueBlue, Inc. (a)	30
1,055	WageWorks, Inc. (a)	53
227	Willdan Group, Inc. (a)	7

		1,607

	Real Estate Management & Development — 0.34%
1,846	Alexander & Baldwin, Inc.	43
313	Altisource Portfolio Solutions SA (a)	9
115	Consolidated-Tomoka Land Co.	7
291	Forestar Group, Inc. (a)	6
186	FRP Holdings, Inc. (a)	12
1,015	HFF, Inc., Class – A	35

Shares	Security Description	Value (000)
	Real Estate Management & Development (continued)
3,387	Kennedy-Wilson Holdings, Inc.	$72
524	Marcus & Millichap, Inc. (a)	20
148	Maui Land & Pineapple Co., Inc. (a)	2
643	Newmark Group, Inc., Class – A	9
464	RE/MAX Holdings, Inc., Class – A	24
7,950	Realogy Holdings Corp.	182
1,990	Redfin Corp.^ (a)	46
310	Safety Income and Growth, Inc.	6
1,228	St. Joe Corp. (a)	22
177	Stratus Properties, Inc. (a)	5
568	Tejon Ranch Co. (a)	14
194	The RMR Group, Inc., Class – A	15
34	Transcontinental Realty Investors, Inc. (a)	1
565	Trinity Place Holdings, Inc. (a)	4

		534

	Road & Rail — 0.52%
685	ArcBest Corp.	31
7,928	Avis Budget Group, Inc. (a)	259
328	Covenant Transportation Group, Inc., Class – A (a)	10
1,105	Daseke, Inc. (a)	11
1,308	Heartland Express, Inc.	24
1,514	Hertz Global Holdings, Inc. (a)	23
3,987	Knight-Swift Transportation Holdings, Inc.	153
1,078	Marten Transport Ltd.	25
49	P.A.M. Transportation Services, Inc. (a)	2
2,284	Ryder System, Inc.	165
693	Saia, Inc. (a)	56
245	Universal Truckload Services, Inc.	6
191	USA Truck, Inc. (a)	4
1,293	Werner Enterprises, Inc.	49
826	YRC Worldwide, Inc. (a)	8

		826

	Semiconductors & Semiconductor Equipment — 5.75%
184	ACM Research, Inc., Class – A (a)	2
436	Adesto Technologies Corp. (a)	4
1,054	Advanced Energy Industries, Inc. (a)	61
580	Alpha & Omega Semiconductor Ltd. (a)	8
858	Ambarella, Inc. (a)	33
2,826	Amkor Technology, Inc. (a)	24
556	Aquantia Corp. (a)	6
847	Axcelis Technologies, Inc. (a)	17
1,088	AXT, Inc. (a)	8
1,880	Brooks Automation, Inc.	61
688	Cabot Microelectronics Corp.	74
2,069	Cavium, Inc. (a)	179
605	CEVA, Inc. (a)	18
1,722	Cirrus Logic, Inc. (a)	66
773	Cohu, Inc.	19
12,730	Cree, Inc. (a)	529
23,134	Cypress Semiconductor Corp.	360
1,076	Diodes, Inc. (a)	37
3,841	Entegris, Inc.	130
10,926	FormFactor, Inc. (a)	145
680	Ichor Holdings Ltd. (a)	14

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment (continued)
505	Impinj, Inc. (a)	$11
8,946	Inphi Corp. (a)	292
17,012	Integrated Device Technology, Inc. (a)	542
1,829	Kopin Corp. (a)	5
3,396	Lattice Semiconductor Corp. (a)	22
27,664	MA-COM Technology Solutions Holdings, Inc.^ (a)	637
7,721	Maxim Integrated Products, Inc.	453
1,703	MaxLinear, Inc., Class – A (a)	27
7,477	Monolithic Power Systems, Inc.	1,000
635	Nanometrics, Inc. (a)	22
972	Neophotonics Corp. (a)	6
122	NVE Corp.	15
12,875	ON Semiconductor Corp. (a)	286
807	PDF Solutions, Inc. (a)	10
1,887	Photronics, Inc. (a)	15
775	Power Integrations, Inc.	57
12,459	Qorvo, Inc. (a)	1,000
101,497	QuickLogic Corp. (a)	117
2,869	Rambus, Inc. (a)	36
852	Rudolph Technologies, Inc. (a)	25
28,284	Semtech Corp. (a)	1,332
1,122	Sigma Designs, Inc. (a)	7
3,393	Silicon Laboratories, Inc. (a)	338
5,851	Skyworks Solutions, Inc.	565
263	SMART Global Holdings, Inc. (a)	8
1,524	SolarEdge Technologies, Inc. (a)	73
1,653	SunPower Corp.^ (a)	13
937	Synaptics, Inc. (a)	47
1,054	Ultra Clean Holdings, Inc. (a)	17
26,356	Veeco Instruments, Inc. (a)	376
1,498	Xcerra Corp. (a)	21
1,354	Xperi Corp.	22

		9,192

	Software — 3.76%
2,456	8x8, Inc. (a)	49
1,243	A10 Networks, Inc. (a)	8
3,096	ACI Worldwide, Inc. (a)	76
655	Altair Engineering, Inc., Class – A (a)	22
789	American Software, Inc., Class – A	11
239	Asure Software, Inc. (a)	4
2,830	Avaya Holdings Corp. (a)	57
1,305	Blackbaud, Inc.	134
16,515	Blackline, Inc. (a)	718
1,088	Bottomline Technologies, Inc. (a)	54
211	Carbon Black, Inc. (a)	5
1,063	CommVault Systems, Inc. (a)	70
290	Digimarc Corp. (a)	8
651	Ebix, Inc.	50
4,558	Ellie Mae, Inc. (a)	473
704	Everbridge, Inc. (a)	33
762	Forescout Technologies, Inc. (a)	26
2,966	Glu Mobile, Inc. (a)	19
6,987	HubSpot, Inc. (a)	877

Shares	Security Description	Value (000)
	Software (continued)
942	Imperva, Inc. (a)	$45
262	MicroStrategy, Inc., Class – A (a)	33
946	Mitek Systems, Inc. (a)	8
1,912	MobileIron, Inc. (a)	9
673	Model N, Inc. (a)	13
1,150	Monotype Imaging Holdings, Inc.	23
29,497	Nuance Communications, Inc. (a)	410
851	Onespan, Inc. (a)	17
411	Park City Group, Inc. (a)	3
782	Paylocity Holding Corp. (a)	46
1,217	Progress Software Corp.	47
738	PROS Holdings, Inc. (a)	27
276	QAD, Inc., Class – A	14
911	Qualys, Inc. (a)	77
969	Rapid7, Inc. (a)	27
198	Rimini Street, Inc. (a)	1
9,345	RingCentral, Inc., Class – A (a)	657
501	Rosetta Stone, Inc. (a)	8
1,040	Sailpoint Technologies Holding, Inc. (a)	26
197	Secureworks Corp. (a)	2
874	Telenav, Inc. (a)	5
62,112	TiVo Corp.	836
420	Upland Software, Inc. (a)	14
745	Varonis Systems, Inc. (a)	56
1,722	Verint Systems, Inc. (a)	76
1,521	VirnetX Holding Corp.^ (a)	5
747	Workiva, Inc. (a)	18
1,594	Zix Corp. (a)	9
22,550	Zscaler, Inc.^ (a)	807

		6,013

	Specialty Retail — 2.47%
1,899	Aaron’s, Inc.	83
1,810	Abercrombie & Fitch Co., Class – A	44
4,364	American Eagle Outfitters, Inc.	101
175	America’s Car-Mart, Inc. (a)	11
551	Asbury Automotive Group, Inc. (a)	38
4,730	Ascena Retail Group, Inc. (a)	19
706	AT Home Group, Inc. (a)	28
1,127	Barnes & Noble Education, Inc. (a)	6
1,724	Barnes & Noble, Inc.	11
3,635	Bed Bath & Beyond, Inc.	72
493	Big 5 Sporting Goods Corp.	4
17,395	Boot Barn Holdings, Inc. (a)	361
1,113	Caleres, Inc.	38
878	Camping World Holdings, Inc., Class- A	22
30,687	Carvana Co.^ (a)	1,278
3,456	Chico’s FAS, Inc.	28
377	Citi Trends, Inc.	10
521	Conn’s, Inc. (a)	17
1,855	DSW, Inc., Class – A	48
1,994	Express, Inc. (a)	18
1,478	Five Below, Inc. (a)	144
1,090	Francesca’s Holdings Corp. (a)	8
2,710	GameStop Corp., Class – A	39
539	Genesco, Inc. (a)	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Specialty Retail (continued)
1,984	GNC Holdings, Inc., Class – A (a)	$7
544	Group 1 Automotive, Inc.	34
1,584	Guess?, Inc.	34
473	Haverty Furniture Cos., Inc.	10
541	Hibbett Sports, Inc. (a)	12
1,029	Hudson Ltd., Class A (a)	18
392	J. Jill, Inc. (a)	4
464	Kirkland’s, Inc. (a)	5
641	Lithia Motors, Inc.	61
6,329	Lumber Liquidators Holdings, Inc. (a)	154
602	MarineMax, Inc. (a)	11
861	Monro Muffler Brake, Inc.	50
839	Murphy USA, Inc. (a)	62
919	National Vision Holdings, Inc. (a)	34
675	New York & Co., Inc. (a)	3
14,990	Office Depot, Inc.	38
968	Party City Holdco, Inc. (a)	15
2,334	Pier 1 Imports, Inc.	6
1,198	Rent-A-Center, Inc. (a)	18
534	Restoration Hardware Co. (a)	75
3,311	Sally Beauty Holdings, Inc. (a)	53
288	Shoe Carnival, Inc.	9
1,595	Signet Jewelers Ltd.	89
1,026	Sleep Number Corp. (a)	30
645	Sonic Automotive, Inc., Class – A	13
1,082	Sportsman’s Warehouse Holdings, Inc. (a)	6
20,048	Tailored Brands, Inc.	513
796	The Buckle, Inc.^	21
583	The Cato Corp.	14
458	The Children’s Place Retail Stores, Inc.	55
372	The Container Store Group, Inc. (a)	3
996	Tile Shop Holdings, Inc.	8
310	Tilly’s, Inc., Class – A	5
61	Winmark Corp.	9
522	Zumiez, Inc. (a)	13

		3,941

	Technology Hardware, Storage & Peripherals — 0.56%
2,893	3D Systems Corp.^ (a)	40
1,011	Avid Technology, Inc. (a)	5
1,093	Cray, Inc. (a)	27
22,123	Diebold, Inc.	264
374	Eastman Kodak Co. (a)	1
1,205	Electronics for Imaging, Inc. (a)	39
818	Immersion Corp. (a)	13
18,281	Pure Storage, Inc., Class – A (a)	437
1,369	Stratasys Ltd. (a)	26
1,078	Super Micro Computer, Inc. (a)	25
1,395	USA Technologies, Inc. (a)	20

		897

	Textiles, Apparel & Luxury Goods — 0.49%
1,839	Crocs, Inc. (a)	32
316	Culp, Inc.	8
862	Deckers Outdoor Corp. (a)	97
1,233	Fossil Group, Inc. (a)	33

Shares	Security Description	Value (000)
	Textiles, Apparel & Luxury Goods (continued)
1,176	G-III Apparel Group Ltd. (a)	$52
425	Movado Group, Inc.	21
4,007	Oxford Industries, Inc.	333
369	Perry Ellis International, Inc. (a)	10
167	Rocky Brands, Inc.	5
1,570	Steven Madden Ltd.	83
250	Superior Uniform Group, Inc.	5
426	Unifi, Inc. (a)	14
581	Vera Bradley, Inc. (a)	8
2,476	Wolverine World Wide, Inc.	86

		787

	Thrifts & Mortgage Finance — 0.86%
414	Bankfinancial Corp.	7
1,880	Beneficial BanCorp, Inc.	30
1,601	BOFI Holding, Inc. (a)	65
102	Bridgewater Bancshares, Inc. (a)	1
244	BSB BanCorp, Inc. (a)	8
3,485	Capitol Federal Financial, Inc.	46
359	Charter Financial Corp.	9
1,304	Columbia Financial, Inc. (a)	22
876	Dime Community Bancshares	17
200	Entegra Financial Corp. (a)	6
274	Essa BanCorp, Inc.	4
2,587	Essent Group Ltd. (a)	93
243	Federal Agricultural Mortgage Corp., Class – C	22
255	First Defiance Financial Corp.	17
799	Flagstar Bancorp, Inc. (a)	27
78	FS BanCorp, Inc.	5
95	Greene County BanCorp, Inc.	3
37	Hingham Institution For SVGS	8
211	Home BanCorp, Inc.	10
748	HomeStreet, Inc. (a)	20
221	Impac Mortgage Holdings, Inc. (a)	2
2,668	Kearny Financial Corp. of Maryland	36
209	LendingTree, Inc. (a)	45
389	Luther Burbank Corp.	4
195	Malvern BanCorp, Inc. (a)	5
423	Merchants BanCorp/IN	12
1,299	Meridian Bancorp, Inc.	25
252	Meta Financial Group, Inc.	25
10,035	MGIC Investment Corp. (a)	109
809	Nationstar Mortgage Holdings, Inc. (a)	14
1,678	NMI Holdings, Inc. (a)	27
1,191	Northfield BanCorp, Inc.	20
2,588	Northwest Bancshares, Inc.	45
1,279	OceanFirst Financial Corp.	38
3,053	Ocwen Financial Corp. (a)	12
298	OP BanCorp (a)	4
1,094	Oritani Financial Corp.	18
521	PCSB Financial Corp.	10
209	PDL Community BanCorp (a)	3
535	PennyMac Financial Services, Inc. (a)	11
925	PHH Corp. (a)	10
139	Provident BanCorp, Inc. (a)	4

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Thrifts & Mortgage Finance (continued)
1,678	Provident Financial Services, Inc.	$46
248	Prudential BanCorp, Inc.	5
5,846	Radian Group, Inc.	95
635	Riverview BanCorp, Inc.	5
340	SI Financial Group, Inc.	5
199	Southern Missouri BanCorp, Inc.	8
482	Sterling Bancorp, Inc./MI	6
227	Territorial BanCorp, Inc.	7
186	Timberland BanCorp, Inc./Wa	7
2,560	TrustCo Bank Corp. NY	23
1,385	United Community Financial Corp.	15
1,400	United Financial Bancorp, Inc.	25
735	Walker & Dunlop, Inc.	41
2,284	Washington Federal, Inc.	75
724	Waterstone Financial, Inc.	12
804	Western New England BanCorp, Inc.	9
1,697	WSFS Financial Corp.	90

		1,373

	Tobacco — 0.25%
2,882	22nd Century Group, Inc.^ (a)	7
198	Alliance One International, Inc. (a)	3
212	Turning Point Brands, Inc.	7
5,047	Universal Corp.	333
2,601	Vector Group Ltd.	50

		400

	Trading Companies & Distributors — 1.77%
1,317	Aircastle Ltd.	27
1,033	Applied Industrial Technologies, Inc.	72
10,413	Beacon Roofing Supply, Inc. (a)	445
225	Bluelinx Holdings, Inc. (a)	8
20,289	BMC Stock Holdings, Inc. (a)	423
466	CAI International, Inc. (a)	11
7,692	DXP Enterprises, Inc. (a)	294
113	Envirostar, Inc.	5
387	Foundation Building Materials, Inc. (a)	6
1,016	GATX Corp.	75
226	General Finance Corp. (a)	3
900	GMS, Inc. (a)	24
871	H&E Equipment Services, Inc.	33
641	Herc Holdings, Inc. (a)	36
747	Kaman Corp.	52
195	Lawson Products, Inc. (a)	5
13,936	MRC Global, Inc. (a)	302
882	Nexeo Solutions, Inc. (a)	8
2,917	NOW, Inc. (a)	39
152	Rush Enterprises, Inc. (a)	7
805	Rush Enterprises, Inc., Class – A (a)	35
5,097	SiteOne Landscape Supply, Inc. (a)	428
750	Textainer Group Holdings Ltd. (a)	12
534	Titan Machinery, Inc. (a)	8
1,410	Triton International Ltd.	43
327	Veritiv Corp. (a)	13
2,397	Watsco, Inc.	427

Shares	Security Description	Value (000)
	Trading Companies & Distributors (continued)
107	Willis Lease Finance Corp. (a)	$3

		2,844

	Transportation Infrastructure — 0.32%
12,036	Macquarie Infrastructure Corp.	508

	Water Utilities — 0.16%
990	American States Water Co.	57
350	Aquaventure Holdings Ltd. (a)	5
228	Artesian Resources Corp.	9
622	Cadiz, Inc.^ (a)	8
1,298	California Water Service Group	51
329	Connecticut Water Service, Inc.	21
434	Consolidated Water Co. Ltd.	6
2,029	Evoqua Water Technologies Co. (a)	42
222	Global Water Resources, Inc.	2
410	Middlesex Water Co.	17
518	Pure Cycle Corp. (a)	5
452	SJW Corp.	30
368	The York Water Co.	12

		265

	Wireless Telecommunication Services — 0.05%
1,095	Boingo Wireless, Inc. (a)	25
2,233	NII Holdings, Inc. (a)	9
1,263	Shenandoah Telecommunications Co.	40
577	Spok Holdings, Inc.	9

		83

	Total Common Stocks	151,606

	Contingent Right — 0.00%
	Biotechnology — 0.00%
700	Clinical Data, Inc.*(a)(b)	—

	Total Contingent Right	—

Principal Amount (000)
	U.S. Treasury Obligation — 0.01%
$20	U.S. Treasury Bill, 1.83%, 9/6/18(c)(d)	20

	Total U.S. Treasury Obligation	20

	Time Deposit — 0.59%
936	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	936

	Total Time Deposit	936

Shares
	Mutual Funds — 6.04%
1,983,170	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^(e)	1,983
459,973	State Street Institutional Liquid Reserves Fund, Trust Class, 1.04%(e)	460
7,220,203	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72%(e)	7,220

	Total Mutual Funds	9,663

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement — 2.08%
$3,330	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $3,330,790 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $3,396,843)^^	$3,330

	Total Repurchase Agreement	3,330

	Total Investments (cost $130,502) — 103.53%	165,555
	Liabilities in excess of other assets — (3.53)%	(5,649)

	Net Assets — 100.00%	$159,906

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2018 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.
^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $5,161 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	Rights entitle the Portfolio to cash based on the company’s achievement of milestones in connection with a pharmaceutical drug that was brought to market.

(c)	Rate disclosed represents effective yield at purchase.

(d)	All or part of this security has been pledged as collateral for derivative instruments held by the Portfolio.

(e)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio	Advisory Research, Inc.	Frontier Capital Management Company, LLC	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	Pzena Investment Management, LLC	HC Capital Solutions	Total
Common Stocks	17.85%	33.90%	37.23%	—	5.83%	—	94.81%
Contingent Right	0.00%	—	—	—	—	—	0.00%
U.S. Treasury Obligations	—	—	0.01%	—	—	—	0.01%
Time Deposit	—	0.51%	—	—	0.08%	—	0.59%
Mutual Funds	0.92%	0.42%	0.37%	1.86%	—	2.47%	6.04%
Repurchase Agreement	1.06%	0.71%	0.31%	—	—	—	2.08%
Other Assets (Liabilities)	-1.91%	-1.20%	-0.50%	0.07%	0.00%	0.01%	-3.53%

Total Net Assets	17.92%	34.34%	37.42%	1.93%	5.91%	2.48%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Russell 2000 Mini Index Future	31	9/21/18	$2,554	$(95)

			$2,554	$(95)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(95)

	Total Net Unrealized Appreciation/(Depreciation)			$(95)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 84.03%
	Equity Real Estate Investment Trusts — 77.46%
48,551	Acadia Realty Trust	$1,329
30,660	Agree Realty Corp.	1,618
44,323	Alexandria Real Estate Equities, Inc.	5,592
31,613	American Tower Corp.	4,558
57,496	Apartment Investment & Management Co., Class – A	2,432
11,286	AvalonBay Communities, Inc.	1,940
36,988	Boston Properties, Inc.	4,639
43,145	Camden Property Trust	3,932
65,900	Community Healthcare Trust, Inc.	1,968
20,481	Coresite Realty Corp.	2,270
80,319	Corporate Office Properties Trust	2,328
56,260	DDR Corp.	1,007
82,849	Douglas Emmett, Inc.	3,329
4,676	Equinix, Inc.	2,010
30,844	Equity Lifestyle Properties, Inc.	2,835
16,453	Essex Property Trust, Inc.	3,933
40,497	Extra Space Storage, Inc.	4,042
180,579	HCP, Inc.	4,663
98,585	Host Hotels & Resorts, Inc.	2,077
97,617	Invitation Homes, Inc.	2,251
49,725	JBG Smith Properties	1,813
20,771	Potlatch Corp.	1,056
97,561	Prologis, Inc.	6,409
13,868	PS Business Parks, Inc.	1,782
34,330	Public Storage	7,789
53,954	Regency Centers Corp.	3,349
101,742	Rexford Industrial Realty, Inc.	3,194
58,724	Simon Property Group, Inc.	9,995
70,180	Store Capital Corp.	1,923
28,263	Sun Communities, Inc.	2,766
14,972	Taubman Centers, Inc.	880
1,026	The Macerich Co.	58
88,572	Xenia Hotels & Resorts, Inc.	2,158

		101,925

Shares	Security Description	Value (000)
	Health Care Providers & Services — 0.13%
74,846	Genesis Healthcare, Inc. (a)	$171

	Hotels, Restaurants & Leisure — 5.42%
32,959	Hilton Worldwide Holdings, Inc.	2,608
29,354	Hyatt Hotels Corp., Class – A	2,265
8,252	Vail Resorts, Inc.	2,263

		7,136

	Multiline Retail — 0.37%
13,123	Macy’s, Inc.	491

	Real Estate Management & Development — 0.65%
40,272	Kennedy-Wilson Holdings, Inc.	852

	Total Common Stocks	110,575

	Mutual Funds — 15.45%
1,117,564	DWS Government Cash Money Market Fund, Institutional Shares, 1.80% (b)	1,118
19,219,869	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (b)	19,219

	Total Mutual Funds	20,337

	Total Investments (cost $110,830) — 99.48%	130,912
	Other assets in excess of liabilities — 0.52%	689

	Net Assets — 100.00%	$131,601

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Real Estate Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Real Estate Securities Portfolio	Parametric Portfolio Associates, LLC	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	—	84.03%	—	84.03%
Mutual Funds	9.28%	0.85%	5.32%	15.45%
Other Assets (Liabilities)	0.41%	0.10%	0.01%	0.52%

Total Net Assets	9.69%	84.98%	5.33%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Dow Jones U.S. Real Estate Index Future	367	9/21/18	$11,737	$273

			$11,737	$273

	Total Unrealized Appreciation			$273
	Total Unrealized Depreciation			—

	Total Net Unrealized Appreciation/(Depreciation)			$273

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to portfolio of investments.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 83.60%
	Australia — 3.21%
274,615	Alumina Ltd. (Metals & Mining)	$569
121,932	Amcor Ltd. (Containers & Packaging)	1,300
364,061	BHP Billiton Ltd. (Metals & Mining)	9,135
141,644	BlueScope Steel Ltd. (Metals & Mining)	1,809
120,998	Boral Ltd. (Construction Materials)	585
29,130	Caltex Australia Ltd. (Oil, Gas & Consumable Fuels)	701
174,661	Fortescue Metals Group Ltd. (Metals & Mining)	567
189,276	Incitec Pivot Ltd. (Chemicals)	508
191,018	Newcrest Mining Ltd. (Metals & Mining)	3,081
42,062	Orica Ltd. (Chemicals)	553
202,696	Origin Energy Ltd. (Oil, Gas & Consumable Fuels) (a)	1,504
44,660	Rio Tinto Ltd. (Metals & Mining)	2,757
178,448	Santos Ltd. (Oil, Gas & Consumable Fuels) (a)	828
583,052	South32 Ltd. (Metals & Mining)	1,557
84,259	Woodside Petroleum Ltd. (Oil, Gas & Consumable Fuels)	2,211

		27,665

	Austria — 0.18%
17,440	OMV AG (Oil, Gas & Consumable Fuels)	989
12,757	Voestalpine AG (Metals & Mining)	588

		1,577

	Belgium — 0.26%
8,116	Solvay SA (Chemicals)	1,025
21,360	Umicore SA (Chemicals)	1,226

		2,251

	Bermuda — 0.06%
360,000	Kunlun Energy Co. Ltd. (Oil, Gas & Consumable Fuels)	315
183,000	Nine Dragons Paper Holdings Ltd. (Paper & Forest Products)	233

		548

	Brazil — 1.42%
70,000	Companhia Siderurgica Nacional SA (CSN) (Metals & Mining) (a)	142
13,613	Cosan SA Industria e Comercio (Oil, Gas & Consumable Fuels)	125
20,577	Duratex SA (Paper & Forest Products)	46
28,000	Fibria Celulose SA (Paper & Forest Products)	522
89,329	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels)	896
330,812	Petroleo Brasileiro SA (Oil, Gas & Consumable Fuels)	1,656
45,300	Suzano Papel e Celulose SA (Paper & Forest Products)	523
42,803	Ultrapar Participacoes SA (Oil, Gas & Consumable Fuels)	507
286,044	Vale SA, ADR (Metals & Mining)	3,667
324,876	Vale SA (Metals & Mining)	4,140

		12,224

Shares	Security Description	Value (000)
	Canada — 8.43%
62,576	Agnico-Eagle Mines Ltd. (Metals & Mining)	$2,869
18,300	AltaGas Ltd. (Oil, Gas & Consumable Fuels)^	378
39,300	ARC Resources Ltd. (Oil, Gas & Consumable Fuels)	406
146,330	Barrick Gold Corp., ADR (Metals & Mining)	1,921
172,333	Barrick Gold Corp. (Metals & Mining)	2,264
44,200	Cameco Corp. (Oil, Gas & Consumable Fuels)	497
231,312	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels)	8,350
15,500	CCL Industries, Inc., Class B (Containers & Packaging)	760
96,414	Cenovus Energy, Inc. (Oil, Gas & Consumable Fuels)	1,001
60,400	Crescent Point Energy Corp. (Oil, Gas & Consumable Fuels)	444
80,404	Eldorado Gold Corp. (Metals & Mining) (a)	81
103,311	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	3,694
72,203	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	2,577
298,203	Encana Corp. (Oil, Gas & Consumable Fuels)	3,895
218,070	First Quantum Minerals Ltd. (Metals & Mining)	3,212
18,640	Franco-Nevada Corp. (Metals & Mining)	1,361
89,800	Goldcorp, Inc. (Metals & Mining)	1,233
39,275	Husky Energy, Inc. (Oil, Gas & Consumable Fuels)	612
34,260	Imperial Oil Ltd. (Oil, Gas & Consumable Fuels)	1,139
40,100	Inter Pipeline Ltd. (Oil, Gas & Consumable Fuels)	752
6,970	International Petroleum Corp. (Oil, Gas & Consumable Fuels) (a)	47
20,500	Keyera Corp. (Oil, Gas & Consumable Fuels)	570
139,600	Kinross Gold Corp. (Metals & Mining) (a)	526
309,999	Lucara Diamond Corp. (Metals & Mining)	498
10,100	Methanex Corp. (Chemicals)	714
66,083	Nutrien Ltd. (Chemicals)	3,596
53,971	Pembina Pipelines Corp. (Oil, Gas & Consumable Fuels)	1,869
18,400	Peyto Exploration & Development Corp. (Oil, Gas & Consumable Fuels)^	142
23,000	PrairieSky Royalty Ltd. (Oil, Gas & Consumable Fuels)^	454
26,900	Seven Generations Energy (Oil, Gas & Consumable Fuels) (a)	297
336,019	Suncor Energy, Inc. (Oil, Gas & Consumable Fuels)	13,676
59,697	Teck Cominco Ltd., Class B (Metals & Mining)	1,521
23,600	Tourmaline Oil Corp. (Oil, Gas & Consumable Fuels)	422

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Canada (continued)
172,550	TransCanada Corp. (Oil, Gas & Consumable Fuels)^	$7,466
161,990	Trican Well Service, Inc. (Energy Equipment & Services) (a)	368
112,906	Turquoise Hill Resources Ltd. (Metals & Mining) (a)	320
137,748	Uranium Participation Corp. (Capital Markets) (a)(b)	427
13,000	Vermilion Energy, Inc. (Oil, Gas & Consumable Fuels)^	469
7,400	West Fraser Timber Co. Ltd. (Paper & Forest Products)	509
48,151	Wheaton Precious Metals Corp. (Metals & Mining)	1,063
106,300	Yamana Gold, Inc. (Metals & Mining)	310

		72,710

	Chile — 0.32%
114,018	Antofagasta PLC (Metals & Mining)	1,490
140,232	Empresas CMPC SA (Paper & Forest Products)	511
50,814	Empresas Copec SA (Oil, Gas & Consumable Fuels)	778

		2,779

	China — 1.64%
442,000	Aluminum Corporation of China Ltd., H Shares (Metals & Mining) (a)	195
138,700	Anhui Conch Cement Co. Ltd., H Shares (Construction Materials)	795
229,000	China Coal Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	95
324,000	China National Building Material Co. Ltd., H Shares (Construction Materials)	321
203,000	China Oilfield Services Ltd., H Shares (Energy Equipment & Services)	192
2,835,869	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	2,534
402,800	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	956
3,662,340	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	6,320
140,000	Jiangxi Copper Co. Ltd., H Shares (Metals & Mining)	178
2,346,729	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	1,786
392,000	Sinopec Shanghai Petrochemical Co. Ltd., H Shares (Chemicals)	239
208,000	Yanzhou Coal Mining Co., H Shares (Oil, Gas & Consumable Fuels)	272
643,000	Zijin Mining Group Co. Ltd., H Shares (Metals & Mining)	246

		14,129

	Colombia — 0.11%
51,680	Cementos Argos SA (Construction Materials)	173
551,082	Ecopetrol SA (Oil, Gas & Consumable Fuels)	569
32,582	Grupo Argos SA (Construction Materials)	221

		963

Shares	Security Description	Value (000)
	Denmark — 0.27%
11,094	Christian Hansen Holding A/S (Chemicals)	$1,025
25,258	Novozymes A/S, B Shares (Chemicals)	1,282

		2,307

	Finland — 0.51%
15,181	Neste Oil Oyj (Oil, Gas & Consumable Fuels)	1,191
61,803	Stora Enso Oyj, R Shares (Paper & Forest Products)	1,210
56,193	UPM-Kymmene Oyj (Paper & Forest Products)	2,009

		4,410

	France — 3.59%
43,809	Air Liquide SA (Chemicals)	5,510
7,620	Arkema SA (Chemicals)	902
4,017	Imerys SA (Construction Materials)	325
397,251	Total SA (Oil, Gas & Consumable Fuels)^	24,218

		30,955

	Germany — 2.22%
94,086	BASF SE (Chemicals)	8,999
7,951	Covestro AG (Chemicals)	710
18,297	Evonik Industries AG (Chemicals)	627
15,668	HeidelbergCement AG (Construction Materials)	1,319
21,472	K+S AG – Registered (Chemicals)	530
10,268	Lanxess AG (Chemicals)	801
19,026	Linde AG (Chemicals)	3,973
13,835	Symrise AG (Chemicals)	1,213
40,287	ThyssenKrupp AG (Metals & Mining)	979

		19,151

	Greece — 0.01%
3,504	Titan Cement Co. SA (Construction Materials)	89

	Hungary — 0.04%
32,032	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	310

	India — 0.55%
143,775	Reliance Industries Ltd., GDR (Oil, Gas & Consumable Fuels) (c)	4,040
34,160	Tata Steel Ltd., Registered Shares, GDR (Metals & Mining)	282
28,883	Vedanta Ltd., ADR (Metals & Mining)	393

		4,715

	Indonesia — 0.11%
1,607,600	PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	201
165,200	PT Indocement Tunggal Prakarsa Tbk (Construction Materials)	157
332,700	PT Semen Gresik (Persero) Tbk (Construction Materials)	166
187,500	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	413

		937

	Ireland (Republic of) — 0.36%
87,357	CRH PLC (Construction Materials)	3,096

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Israel — 0.08%
4,298	Frutarom Industries Ltd. (Chemicals)	$421
57,266	Israel Chemicals Ltd. (Chemicals)	262

		683

	Italy — 0.77%
275,067	Eni SpA (Oil, Gas & Consumable Fuels)	5,109
67,749	Saipem SpA (Energy Equipment & Services) (a)	312
283,278	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	1,183

		6,604

	Japan — 3.23%
16,700	Air Water, Inc. (Chemicals)	307
134,000	Asahi Kasei Corp. (Chemicals)	1,704
31,400	Daicel Corp. (Chemicals)	348
11,700	Hitachi Chemical Co. Ltd. (Chemicals)	236
24,100	Hitachi Metals Ltd. (Metals & Mining)	250
9,800	Idemitsu Kosan Co. Ltd. (Oil, Gas & Consumable Fuels)	350
109,900	INPEX Corp. (Oil, Gas & Consumable Fuels)	1,141
57,200	JFE Holdings, Inc. (Metals & Mining)	1,083
21,600	JSR Corp. (Chemicals)	368
334,494	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	2,327
31,000	Kaneka Corp. (Chemicals)	278
24,500	Kansai Paint Co. Ltd. (Chemicals)	509
34,700	Kobe Steel Ltd. (Metals & Mining)	318
39,800	Kuraray Co. Ltd. (Chemicals)	549
6,300	Maruichi Steel Tube Ltd. (Metals & Mining)	214
148,500	Mitsubishi Chemical Holdings Corp. (Chemicals)	1,244
20,300	Mitsubishi Gas Chemical Co., Inc. (Chemicals)	460
12,500	Mitsubishi Materials Corp. (Metals & Mining)	344
20,600	Mitsui Chemicals, Inc. (Chemicals)	549
18,300	Nippon Paint Holdings Co. Ltd. (Chemicals)	789
178,400	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	3,505
13,800	Nissan Chemical Industries Ltd. (Chemicals)	644
17,400	Nitto Denko Corp. (Chemicals)	1,318
91,000	Oji Paper Co. Ltd. (Paper & Forest Products)	565
39,915	Shin-Etsu Chemical Co. Ltd. (Chemicals)	3,560
21,000	Showa Shell Sekiyu KK (Oil, Gas & Consumable Fuels)	314
176,000	Sumitomo Chemical Co. Ltd. (Chemicals)	998
27,500	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	1,053
13,600	Taiheiyo Cement Corp. (Construction Materials)	448
11,500	Taiyo Nippon Sanso Corp. (Chemicals)	165
21,000	Teijin Ltd. (Chemicals)	385

Shares	Security Description	Value (000)
	Japan (continued)
155,000	Toray Industries, Inc. (Chemicals)	$1,224
18,300	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	322

		27,869

	Jersey — 1.50%
2,490,938	Glencore International PLC (Metals & Mining)	11,899
28,976	Petrofac Ltd. (Energy Equipment & Services)	223
10,511	Randgold Resources Ltd. (Metals & Mining)	807

		12,929

	Luxembourg — 0.85%
20,237	ArcelorMittal, NYS (Metals & Mining)	582
157,293	ArcelorMittal (Metals & Mining)	4,613
114,190	Tenaris SA (Energy Equipment & Services)	2,095

		7,290

	Malaysia — 0.09%
31,600	Lafarge Malayan Cement Berhad (Construction Materials) (a)	24
269,200	Petronas Chemicals Group Berhad (Chemicals)	562
22,200	Petronas Dagangan Berhad (Oil, Gas & Consumable Fuels)	136
544,300	SapuraKencana Petroleum Berhad (Energy Equipment & Services) (a)	86

		808

	Mexico — 0.32%
1,535,741	CEMEX SAB de CV (Construction Materials) (a)	1,011
401,534	Grupo Mexico SAB de CV, Series B (Metals & Mining)	1,139
15,609	Industrias Penoles SAB de CV (Metals & Mining)	280
119,820	Mexichem SAB de CV (Chemicals)	346

		2,776

	Netherlands — 1.07%
26,070	Akzo Nobel N.V. (Chemicals)	2,232
4,889	Core Laboratories N.V. (Energy Equipment & Services)	617
19,869	Koninklijke DSM N.V. (Chemicals)	1,998
7,853	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	363
36,228	LyondellBasell Industries N.V., Class – A (Chemicals)	3,980

		9,190

	New Zealand — 0.04%
77,688	Fletcher Building Ltd. (Construction Materials)	366

	Norway — 1.15%
265,653	Equinor ASA (Oil, Gas & Consumable Fuels)	7,061
333,160	Norsk Hydro ASA (Metals & Mining)	1,997
19,923	Yara International ASA (Chemicals)	827

		9,885

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Papua New Guinea — 0.12%
162,281	Oil Search Ltd. (Oil, Gas & Consumable Fuels)	$1,069

	Peru — 0.03%
21,300	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	290

	Poland — 0.22%
3,383	Grupa Azoty SA (Chemicals)	39
15,267	Grupa Lotos SA (Oil, Gas & Consumable Fuels)	232
5,927	Jastrzebska Spolka Weglowa SA (Metals & Mining) (a)	121
15,706	KGHM Polska Miedz SA (Metals & Mining)	370
37,986	Polski Koncern Naftowy Orlen SA (Oil, Gas & Consumable Fuels)	852
197,692	Polskie Gornictwo Naftowe i Gazownictwo SA (Oil, Gas & Consumable Fuels)	302

		1,916

	Portugal — 0.45%
203,905	Galp Energia SGPS SA, B Shares (Oil, Gas & Consumable Fuels)	3,889

	Qatar — 0.02%
30,321	Qatar Gas Transport Co. Ltd. (Oil, Gas & Consumable Fuels)	132

	Russia — 1.73%
289,200	ALROSA AO (Metals & Mining)	461
30,500	Gazprom Neft-Sponsored ADR (Oil, Gas & Consumable Fuels)	791
654,251	Gazprom OAO — Sponsored ADR (Oil, Gas & Consumable Fuels)	2,879
47,296	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	3,234
130,218	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	2,347
10,530	Novatek OAO, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	1,562
10,897	Phosagro OAO, GDR (Chemicals)	140
132,013	Rosneft Oil Co. OJSC, Registered Shares, GDR (Oil, Gas & Consumable Fuels)	821
23,380	Severstal, Registered Shares, GDR (Metals & Mining)	342
161,639	Surgutneftegas, ADR (Oil, Gas & Consumable Fuels)	721
25,684	Tatneft PJSC, ADR (Oil, Gas & Consumable Fuels)	1,625

		14,923

	South Africa — 0.48%
6,051	Anglo Platinum Ltd. (Metals & Mining)	158
45,789	AngloGold Ashanti Ltd. (Metals & Mining)	375
23,659	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	217
92,164	Gold Fields Ltd. (Metals & Mining)	331
70,067	Impala Platinum Holdings Ltd. (Metals & Mining) (a)	103
13,273	Mondi Ltd. (Paper & Forest Products)	360

Shares	Security Description	Value (000)
	South Africa (continued)
60,742	Sappi Ltd. (Paper & Forest Products)	$405
58,293	Sasol Ltd. (Chemicals)	2,138
82,919	Sibanye Gold Ltd. (Metals & Mining)^	50

		4,137

	South Korea — 1.02%
5,708	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	279
12,018	Hanwha Chemical Corp. (Chemicals)	236
1,730	Honam Petrochemical Corp. (Chemicals)	540
2,364	Hyosung Corp. (Chemicals) (d)	284
8,982	Hyundai Steel Co. (Metals & Mining)	424
3,365	Korea Zinc Co. (Metals & Mining)	1,166
2,051	Kumho Petro Chemical Co. Ltd. (Chemicals)	214
5,080	LG Chem Ltd. (Chemicals)	1,521
1,265	OCI Co. Ltd. (Chemicals)	117
7,344	POSCO (Metals & Mining)	2,167
7,482	SK Innovation Co. Ltd. (Oil, Gas & Consumable Fuels)	1,356
5,030	S-Oil Corp. (Oil, Gas & Consumable Fuels)	494

		8,798

	Spain — 0.28%
122,159	Repsol YPF SA (Oil, Gas & Consumable Fuels)	2,391

	Sweden — 0.61%
30,684	Boliden AB (Metals & Mining)	996
134,843	Lundin Petroleum AB (Oil, Gas & Consumable Fuels)	4,302

		5,298

	Switzerland — 0.86%
918	EMS-Chemie Holding AG, Registered Shares (Chemicals)	590
972	Givaudan SA (Chemicals)	2,212
47,923	LafargeHolcim Ltd., Registered Shares (Construction Materials)	2,342
14,100	Sika AG, Registered Shares (Chemicals)	1,957
104,200	Weatherford International PLC (Energy Equipment & Services) (a)	343

		7,444

	Taiwan — 0.80%
264,082	Asia Cement Corp. (Construction Materials)	290
1,293,376	China Steel Corp. (Metals & Mining)	1,006
353,000	Formosa Chemicals & Fibre Corp. (Chemicals)	1,407
128,000	Formosa Petrochemical Corp. (Oil, Gas & Consumable Fuels)	514
435,160	Formosa Plastics Corp. (Chemicals)	1,607
501,010	Nan Ya Plastics Corp. (Chemicals)	1,433
373,000	Taiwan Cement Corp. (Construction Materials)	518
67,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	92

		6,867

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Thailand — 0.52%
139,000	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	$82
125,000	Energy Absolute Public Co. Ltd. (Oil, Gas & Consumable Fuels)	124
94,900	Indorama Ventures PCL (Chemicals)	157
1,622,100	IRPC PCL — Foreign (Oil, Gas & Consumable Fuels)	284
251,055	PTT Chemical Public Co. Ltd. (Chemicals)	553
178,504	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	757
1,225,000	PTT PCL (Oil, Gas & Consumable Fuels)	1,775
45,800	Siam Cement PCL (Construction Materials)	570
91,500	Thai Oil Public Co. Ltd. (Oil, Gas & Consumable Fuels)	215

		4,517

	Turkey — 0.08%
157,059	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	349
49,620	Petkim Petrokimya Holding A/S (Chemicals)	52
13,985	Tupras-Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	329

		730

	United Kingdom — 12.50%
333,803	Anglo American PLC (Metals & Mining)	7,465
726,594	BHP Billiton PLC (Metals & Mining)	16,356
2,035,374	BP PLC (Oil, Gas & Consumable Fuels)	15,531
14,724	Croda International PLC (Chemicals)	933
24,801	Fresnillo PLC (Metals & Mining)	374
21,712	Johnson Matthey PLC (Chemicals)	1,037
104,893	Kazakhmys PLC (Metals & Mining) (a)	1,167
41,199	Mondi PLC (Paper & Forest Products)	1,115
290,432	Rio Tinto PLC (Metals & Mining)	16,099
913,108	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	31,675
404,988	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	14,501
24,010	TechnipFMC PLC (Energy Equipment & Services)	767
24,600	TechnipFMC PLC (Energy Equipment & Services)	781

		107,801

	United States — 31.49%
21,660	Air Products & Chemicals, Inc. (Chemicals)	3,373
12,278	Albemarle Corp. (Chemicals)	1,158
27,095	Alcoa Corp. (Metals & Mining) (a)	1,270
59,800	Anadarko Petroleum Corp. (Oil, Gas & Consumable Fuels)	4,380
32,813	Andeavor (Oil, Gas & Consumable Fuels)	4,304
17,200	Antero Resources Corp. (Oil, Gas & Consumable Fuels (a)	367
42,200	Apache Corp. (Oil, Gas & Consumable Fuels)	1,973
7,000	Ashland Global Holdings, Inc. (Chemicals)	547
10,000	Avery Dennison Corp. (Containers & Packaging)	1,021

Shares	Security Description	Value (000)
	United States (continued)
24,100	Axalta Coating Systems Ltd. (Chemicals) (a)	$730
45,225	Baker Hughes, Inc. (Energy Equipment & Services)	1,494
34,962	Ball Corp. (Containers & Packaging)	1,243
121,960	Cabot Oil & Gas Corp. (Oil, Gas & Consumable Fuels)	2,903
15,200	Celanese Corp., Series A (Chemicals)	1,688
25,525	CF Industries Holdings, Inc. (Chemicals)	1,133
21,560	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	1,405
186,366	Chevron Corp. (Oil, Gas & Consumable Fuels)	23,562
10,500	Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	1,068
42,598	Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	5,893
133,971	ConocoPhillips (Oil, Gas & Consumable Fuels)	9,327
10,438	Continental Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	676
15,700	Crown Holdings, Inc. (Containers & Packaging) (a)	703
92,933	Devon Energy Corp. (Oil, Gas & Consumable Fuels)	4,085
25,971	Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels)	3,417
230,309	DowDuPont, Inc. (Chemicals)	15,183
15,556	Eastman Chemical Co. (Chemicals)	1,555
26,936	Ecolab, Inc. (Chemicals)	3,780
108,554	EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	13,507
19,938	EQT Corp. (Oil, Gas & Consumable Fuels)	1,100
361,866	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	29,937
14,962	FMC Corp. (Chemicals)	1,335
132,817	Freeport-McMoRan Copper & Gold, Inc. (Metals & Mining)	2,292
174,170	Halliburton Co. (Energy Equipment & Services)	7,848
11,800	Helmerich & Payne, Inc. (Energy Equipment & Services)	752
31,648	Hess Corp. (Oil, Gas & Consumable Fuels)	2,117
19,872	HollyFrontier Corp. (Oil, Gas & Consumable Fuels)	1,360
8,700	International Flavors & Fragrances, Inc. (Chemicals)	1,078
41,100	International Paper Co. (Containers & Packaging)	2,141
205,200	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	3,626
94,234	Marathon Oil Corp. (Oil, Gas & Consumable Fuels)	1,966
92,163	Marathon Petroleum Corp. (Oil, Gas & Consumable Fuels)	6,466
6,228	Martin Marietta Materials, Inc. (Construction Materials)	1,391
18,300	Murphy Oil Corp. (Oil, Gas & Consumable Fuels)	618

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
41,958	National Oilwell Varco, Inc. (Energy Equipment & Services)	$1,821
106,140	Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	3,211
55,875	Newmont Mining Corp. (Metals & Mining)	2,107
135,807	Noble Energy, Inc. (Oil, Gas & Consumable Fuels)	4,791
33,500	Nucor Corp. (Metals & Mining)	2,094
155,756	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	13,034
24,300	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	1,697
10,300	Packaging Corporation of America (Containers & Packaging)	1,151
17,100	Parsley Energy, Inc., Class – A (Oil, Gas & Consumable Fuels) (a)	518
83,081	Phillips 66 (Oil, Gas & Consumable Fuels)	9,331
34,249	Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	6,481
66,067	Plains GP Holdings LP, Class A (Oil, Gas & Consumable Fuels)	1,580
28,122	PPG Industries, Inc. (Chemicals)	2,917
29,150	Praxair, Inc. (Chemicals)	4,610
85,436	ProPetro Holding Corp. (Energy Equipment & Services) (a)	1,340
20,729	Range Resources Corp. (Oil, Gas & Consumable Fuels)	347
15,474	Reliance Steel & Aluminum Co. (Metals & Mining)	1,355
150,308	Schlumberger Ltd. (Energy Equipment & Services)	10,075
21,600	Sealed Air Corp. (Containers & Packaging)	917
30,279	Southern Copper Corp. (Metals & Mining)	1,419
52,631	Steel Dynamics, Inc. (Metals & Mining)	2,419
46,670	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	2,310
36,418	The Mosaic Co. (Chemicals)	1,022
8,251	The Sherwin-Williams Co. (Chemicals)	3,363
79,200	The Williams Companies, Inc. (Oil, Gas & Consumable Fuels)	2,147
83,409	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	9,244
19,217	Valvoline, Inc. (Chemicals)	415
13,900	Vulcan Materials Co. (Construction Materials)	1,794
7,900	W.R. Grace & Co. (Chemicals)	579
26,400	WestRock Co. (Containers & Packaging)	1,505

		271,366

	Total Common Stocks	720,784

	Preferred Stocks — 0.56%
	Brazil — 0.40%
17,400	Braskem SA — Preferred, Class A (Chemicals)	226
255,700	Gerdau SA — Preferred (Metals & Mining)	914
377,400	Klabin SA — Preferred (Containers & Packaging)	305

Shares	Security Description	Value (000)
	Brazil (continued)
435,875	Petroleo Brasileiro SA — Preferred (Oil, Gas & Consumable Fuels) (a)	$1,930

		3,375

	Chile — 0.06%
10,804	Sociedad Quimica y Minera de Chile SA — Preferred, B Shares (Chemicals)	519

	Germany — 0.04%
7,797	Fuchs Petrolub AG — Preferred (Chemicals)	385

	Russia — 0.05%
174	AK Transneft OAO — Preferred (Oil, Gas & Consumable Fuels)	461

	South Korea — 0.01%
578	LG Chem Ltd. – Preferred (Chemicals)	105

	Total Preferred Stocks	4,845

	Right — 0.01%
	Spain — 0.01%
122,159	Repsol SA (Oil, Gas & Consumable Fuels) (a)	69

	Total Right	69

Principal Amount (000)
	Corporate Bonds — 2.95%
$1,000	Albemarle Corp., 5.45%, 12/1/44, Callable 6/1/44 @ 100(Chemicals)	1,064
2,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100(Oil, Gas & Consumable Fuels)	2,142
2,000	Antero Resources Corp., 5.63%, 6/1/23, Callable 8/9/18 @ 104.22(Oil, Gas & Consumable Fuels)	2,025
1,050	Boardwalk Pipelines LP, 4.95%, 12/15/24, Callable 9/15/24 @ 100(Oil, Gas & Consumable Fuels)	1,069
2,000	Buckeye Partners LP, 3.95%, 12/1/26, Callable 9/1/26 @ 100(Oil, Gas & Consumable Fuels)	1,814
1,800	Carrizo Oil & Gas, Inc., 6.25%, 4/15/23, Callable 8/9/18 @ 104.69(Oil, Gas & Consumable Fuels)	1,823
2,000	Continental Resources, Inc., 5.00%, 9/15/22, Callable 8/9/18 @ 101.67(Oil, Gas & Consumable Fuels)	2,030
2,020	Hess Corp., 4.30%, 4/1/27, Callable 1/1/27 @ 100(Oil, Gas & Consumable Fuels)	1,953
660	Murphy Oil Corp., 4.00%, 6/1/22, Callable 3/1/22 @ 100(Oil, Gas & Consumable Fuels)	644
1,000	Murphy Oil Corp., 5.75%, 8/15/25, Callable 8/15/20 @ 104.31(Oil, Gas & Consumable Fuels)	997
1,263	Nabors Industries, Inc., 4.63%, 9/15/21(Energy Equipment & Services)	1,235
2,000	Newfield Exploration Co., 5.75%, 1/30/22(Oil, Gas & Consumable Fuels)	2,082
1,350	Plains All American Pipeline, LP, 3.60%, 11/1/24, Callable 8/1/24 @ 100(Oil, Gas & Consumable Fuels)	1,278

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Value (000)
	Corporate Bonds (continued)
$1,250	QEP Resources, Inc., 5.25%, 5/1/23, Callable 2/1/23 @ 100(Oil, Gas & Consumable Fuels)	$1,222
2,000	Range Resources Corp., 5.75%, 6/1/21, Callable 3/1/21 @ 100(Oil, Gas & Consumable Fuels)	2,049
2,000	Whiting Petroleum Corp., 5.75%, 3/15/21, Callable 12/15/20 @ 100(Oil, Gas & Consumable Fuels)	2,044

	Total Corporate Bonds	25,471

	Yankee Dollar — 0.23%
	Canada — 0.23%
2,000	Cenovus Energy, Inc., 3.80%, 9/15/23, Callable 6/15/23 @ 100(Oil, Gas & Consumable Fuels)	1,949

	Total Yankee Dollar	1,949

	Time Deposit — 0.51%
4,399	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18 (b)	4,399

	Total Time Deposit	4,399

Shares
	Mutual Funds — 8.12%
3,366,095	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (e)	3,366
66,640,620	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (e)	66,641

	Total Mutual Funds	70,007

	Purchased Options — 0.01%
	Total Purchased Options	96

Principal Amount (000)
	Repurchase Agreements — 3.71%
$6,600	Bank of America Corp., 2.08%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $6,601,144 collateralized by U.S. Treasury Note, 4.00%, 8/15/18, fair value $6,732,041)(b)	6,600
6,500	BNP Paribas, 2.10%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $6,501,138 collateralized by U.S. Treasury Obligations, 1.38% — 7.50%, 2/29/20 — 11/15/44, fair value $6,630,145) (b)	6,500
6,500	Deutsche Bank Securities, Inc., 2.10%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $6,501,138 collateralized by U.S. Treasury Obligations, 0.00% — 0.13%, 9/13/18 — 4/15/19, fair value $6,630,110) (b)	6,500

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreements (continued)
$5,653	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $5,653,451 collateralized by U.S. Treasury Obligations, 2.50% — 2.92%, 2/15/20 — 2/15/44 fair value $5,765,565)^^	$5,653
6,700	RBS Securities, Inc., 2.10%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $6,701,173 collateralized by U.S. Treasury Note, 1.75%, 10/31/20, fair value $6,840,907) (b)	6,700

	Total Repurchase Agreements	31,953

	Total Investments (cost $704,725) — 99.70%	859,573
	Other assets in excess of liabilities — 0.30%	2,556

	Net Assets — 100.00%	$862,129

Amounts designated as “—” are $0 or have been rounded to $0.

Portfolio of Investments is presented on a consolidated basis. See Note 2.O. in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $9,001 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	All or a portion of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2.O. in the Notes to Financial Statements.

(c)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(d)	This security has been deemed illiquid by the Specialist Manager and represents 0.03% of the Portfolio’s net assets.

(e)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

GDR — Global Depositary Receipt

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Commodity Returns Strategy Portfolio	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	Vaughan Nelson Investment Management L.P.	Wellington Management Company, LLP	HC Capital Solutions	Total
Common Stocks	61.63%	—	—	21.97%	—	83.60%
Preferred Stocks	0.50%	—	—	0.06%	—	0.56%
Right	0.01%	—	—	—	—	0.01%
Corporate Bonds	—	—	2.95%	—	—	2.95%
Yankee Dollars	—	—	0.23%	—	—	0.23%
Time Deposit	—	0.06%	—	0.45%	—	0.51%
Mutual Funds	1.29%	6.43%	0.01%	0.15%	0.24%	8.12%
Purchased Options	—	—	—	0.01%	—	0.01%
Repurchase Agreements	0.39%	—	—	3.32%	—	3.71%
Other Assets	0.48%	0.01%	0.03%	-0.22%	0.00%	0.30%

Total Net Assets	64.30%	6.50%	3.22%	25.74%	0.24%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Brent Crude Future (a)	23	7/31/18	$1,822	$68
Brent Crude Future (a)	13	8/31/18	1,026	52
Brent Crude Future (a)	5	10/29/21	326	39
Canadian Dollar Future	89	9/18/18	6,778	(56)
Cocoa Future (a)	4	9/13/18	100	7
Coffee ‘C’ Future (a)	9	9/18/18	388	(29)
Corn Future (a)	105	9/14/18	1,887	(101)
Corn Future (a)	7	12/13/19	138	(6)
Cotton No.2 Future (a)	2	12/6/18	84	(7)
Electrolytic Copper Future (a)	20	9/17/18	3,314	(104)
E-Mini S&P 500 Future	21	9/21/18	2,858	(71)
Gas Oil Future (a)	16	7/12/18	1,081	61
Gasoline RBOB Future (a)	3	7/31/18	271	9
Gold 100 Oz Future (a)	32	8/29/18	4,014	(190)
Hard Red Winter Wheat Future (a)	14	9/14/18	342	(51)
Lean Hogs Future (a)	2	8/14/18	61	2
Live Cattle Future (a)	14	8/31/18	598	11
MSCI EAFE Index Future	23	9/21/18	2,249	(75)
MSCI Emerging Markets Index Future	16	9/21/18	851	(47)
Natural Gas Future (a)	52	3/27/19	1,390	19
NY Harbor ULSD Future (a)	7	7/31/18	650	7
NYMEX WTI Crude Future (a)	19	9/20/18	1,347	48
NYMEX WTI Crude Future (a)	18	11/19/18	1,251	82
Primary Aluminum Future (a)	47	9/17/18	2,505	(171)
Primary Nickel Future (a)	7	9/17/18	626	34
S&P/Toronto Stock Exchange 60 Index Future	45	9/20/18	6,595	22
Silver Future (a)	12	9/26/18	972	(27)
Soybean Future (a)	22	9/14/18	956	(80)
Soybean Future (a)	11	11/14/18	484	(47)
Soybean Meal Future (a)	4	9/14/18	132	(12)
Soybean Meal Future (a)	3	12/14/18	99	(5)

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (continued) — June 30, 2018

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Sugar #11 (World) Future (a)	74	9/28/18	$1,015	$(8)
Wheat (CBT) Future (a)	40	9/14/18	1,003	(66)
Zinc Future (a)	13	9/17/18	929	(101)

			$48,142	$(793)

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Brent Crude Future (a)	2	10/31/18	$156	$(33)
Brent Crude Future (a)	5	10/30/20	341	$(69)
Coffee Robusta 10TN Future (a)	21	9/24/18	355	3
Corn Future (a)	14	12/14/18	259	8
Natural Gas Future (a)	8	7/27/18	234	(2)
Natural Gas Future (a)	38	9/26/18	1,106	(57)
NYMEX WTI Crude Future (a)	5	11/20/19	318	(53)
Sugar #11 (World) Future (a)	27	2/28/19	392	35
Wheat (CBT) Future (a)	33	12/14/18	853	(28)
Wheat (CBT) Future (a)	5	7/12/19	137	12

			$4,151	$(184)

	Total Unrealized Appreciation			$519
	Total Unrealized Depreciation			(1,496)

	Total Net Unrealized Appreciation/(Depreciation)			$(977)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Options Contracts

Exchange-traded options purchased as of June 30, 2018 were as follows:

Description	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
Crude Oil Call Option (a)	33	$33	$80.00	11/14/18	$33
Crude Oil Call Option (a)	29	24	85.00	2/14/19	24
Crude Oil Call Option (a)	35	36	85.00	5/16/19	36
Silver Call Option (a)	2	3	17.50	11/27/18	3

Total					$96

Exchange-traded options written as of June 30, 2018 were as follows:

Description	Number of Contracts	Notional Amount (000)	Exercise Price	Expiration Date	Value (000)
Silver Call Option (a)	2	$—	$21.00	11/27/18	$—

Total					$—

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Commodity Returns Strategy Portfolio

Consolidated Portfolio of Investments (concluded) — June 30, 2018

Total Return Swap Agreements

Pay/ Receive (b)	Financing Rate	Description	Counterparty	Expiration Date	Payment Frequency	Notional Amount (000)	Value (000)	Upfront Premiuims Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	0.12%	Bloomberg Silver Subindex (a)	Goldman Sachs International	10/31/18	Monthly	$537	$(11)	$—	$(11)
Receive	0.35%	Bloomberg Soybean Meal Index (a)	Barclays Bank PLC	8/31/18	Monthly	277	(36)	—	(36)
Receive	0.15%	S&P GSCI Grains Index (a)	Barclays Bank PLC	8/31/18	Monthly	25	(3)	—	(3)
Receive	0.10%	S&P GSCI Grains Index (a)	Goldman Sachs International	11/30/18	Monthly	477	(23)	—	(23)

							$(73)	$—	$(73)

Commodity Forward Swap Agreements

Pay/ Receive (b)	Underlying Instruments	Counterparty	Expiration Date	Exercise Price	Notional Amount (000)	Value (000)	Upfront Premiums Paid/(Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
Receive	Gold (a)	Goldman Sachs International	7/31/18	$1,349.67	$346	$(24)	$—	$(24)
Receive	Silver (a)	Goldman Sachs International	11/30/18	16.78	232	(7)	$—	(7)

						$(31)	—	$(31)

Total swap agreements at value (assets)								$—
Total swap agreements at value (liabilities)								(104)

Net swap agreements at value								$(104)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	All or a portion of these investments are held by the wholly-owned subsidiaries of the Portfolio. See Note 2.O. in the Notes to Financial Statements.

(b)

Receive represents that the Portfolio receives payments for any positive return on the underlying reference. The Portfolio makes payments for any negative return on such underlying reference. Pay represents that the Portfolio receives payments for any negative return on the underlying reference. The Portfolio makes payments for any positive return on such underlying reference.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 97.65%
	Australia — 3.87%
20,238	AMP Ltd. (Diversified Financial Services)	$53
15,645	APA Group (Gas Utilities)	114
51,156	Aurizon Holdings Ltd. (Road & Rail)	164
24,407	AusNet Services (Electric Utilities)	29
30,073	Australia & New Zealand Banking Group Ltd. (Banks)	628
4,897	Bendigo & Adelaide Bank Ltd. (Banks)	39
15,669	Coca-Cola Amatil Ltd. (Beverages)	107
17,871	Commonwealth Bank of Australia (Banks)	964
10,686	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	107
13,735	Dexus Property Group (Equity Real Estate Investment Trusts)	99
24,582	GPT Group (Equity Real Estate Investment Trusts)	92
16,767	Harvey Norman Holdings Ltd. (Multiline Retail)	41
23,828	Insurance Australia Group Ltd. (Insurance)	151
2,169	Macquarie Group Ltd. (Capital Markets)	198
51,459	Mirvac Group (Equity Real Estate Investment Trusts)	83
27,101	National Australia Bank Ltd. (Banks)	550
15,008	QBE Insurance Group Ltd. (Insurance)	108
72,235	Scentre Group (Equity Real Estate Investment Trusts)	234
32,558	Stockland Trust Group (Equity Real Estate Investment Trusts)	96
13,063	Suncorp Group Ltd. (Insurance)	141
29,332	Sydney Airport (Transportation Infrastructure)	155
53,023	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	175
65,482	Telstra Corp. Ltd. (Diversified Telecommunication Services)	127
49,515	Transurban Group (Transportation Infrastructure)	439
46,996	Vicinity Centres (Equity Real Estate Investment Trusts)	90
19,584	Wesfarmers Ltd. (Food & Staples Retailing)	715
34,199	Westpac Banking Corp. (Banks)	741

		6,440

	Austria — 0.08%
424	ANDRITZ AG (Machinery)	23
590	Erste Group Bank AG (Banks)	25
882	OMV AG (Oil, Gas & Consumable Fuels)	50
662	Voestalpine AG (Metals & Mining)	30

		128

	Belgium — 0.59%
8,599	Anheuser-Busch InBev N.V. (Beverages)	869
1,067	Belgacom SA (Diversified Telecommunication Services)	24
1,258	KBC Groep N.V. (Banks)	97

		990

	Bermuda — 0.08%
2,439	IHS Markit Ltd. (Professional Services) (a)	126

Shares	Security Description	Value (000)
	Denmark — 1.03%
1,719	Christian Hansen Holding A/S (Chemicals)	$159
3,087	ISS A/S (Commercial Services & Supplies)	106
25,811	Novo Nordisk A/S, Class – B (Pharmaceuticals)	1,197
795	Tryg A/S (Insurance)	19
3,774	Vestas Wind Systems A/S (Electrical Equipment)	234

		1,715

	Finland — 0.59%
3,489	Elisa Oyj (Diversified Telecommunication Services)	162
14,272	Fortum Oyj (Electric Utilities)	340
4,701	Metso Oyj (Machinery)	158
5,146	Nokian Renkaat Oyj (Auto Components)	203
4,487	Orion Oyj, Class – B (Pharmaceuticals)	121

		984

	France — 4.87%
322	Amundi SA (Capital Markets)	22
1,919	Atos SE (IT Services)	262
15,651	AXA SA (Insurance)	384
8,981	BNP Paribas (Banks)	557
4,647	Bouygues SA (Construction & Engineering)	200
11,946	Carrefour SA (Food & Staples Retailing)	194
1,267	Casino Guichard-Perrachon SA (Food & Staples Retailing)	49
1,443	CNP Assurances (Insurance)	33
9,287	Credit Agricole SA (Banks)	124
19,008	ENGIE (Multi-Utilities)	292
3,676	Eutelsat Communications (Media)	76
349	Fonciere des Regions (Equity Real Estate Investment Trusts)	36
549	Gecina SA (Equity Real Estate Investment Trusts)	92
453	Icade (Equity Real Estate Investment Trusts)	42
1,232	Ingenico Group SA (Electronic Equipment, Instruments & Components)	111
2,496	Klepierre (Equity Real Estate Investment Trusts)	94
2,576	Lagardere SCA (Media)	68
7,691	Natixism SA (Banks)	55
21,336	Orange SA (Diversified Telecommunication Services)	357
4,114	Publicis Groupe (Media)	283
16,997	Sanofi-Aventis (Pharmaceuticals)	1,363
11,346	Schneider Electric SA (Electrical Equipment)	946
593	Societe BIC SA (Commercial Services & Supplies)	55
6,421	Societe Generale (Banks)	271
4,001	Suez Environnement Co. (Multi-Utilities)	52
28,480	Total SA (Oil, Gas & Consumable Fuels)	1,736
1,085	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	240
5,107	Veolia Environnement (Multi-Utilities)	109

		8,103

See accompanying notes to portfolio of investments.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany — 4.04%
2,188	Allianz SE (Insurance)	$453
595	Axel Springer AG (Media)	43
9,145	BASF SE (Chemicals)	875
6,718	Bayer AG (Pharmaceuticals)	740
4,499	Bayerische Motoren Werke Aktiengesellschaft (Automobiles)	408
11,727	Daimler AG, Registered Shares (Automobiles)	756
12,382	Deutsche Post AG (Air Freight & Logistics)	404
21,305	Deutsche Telekom AG (Diversified Telecommunication Services)	330
2,194	Evonik Industries AG (Chemicals)	75
831	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	75
828	Innogy SE (Multi-Utilities)	35
488	MAN SE (Machinery)	55
2,230	Metro AG (Food & Staples Retailing)	28
758	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	160
3,289	ProSiebenSat.1 Media AG (Media)	83
8,181	SAP SE (Software)	945
6,664	Siemens AG (Industrial Conglomerates)	881
5,214	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	21
9,761	TUI AG (Hotels, Restaurants & Leisure)	214
3,135	Vonovia SE (Real Estate Management & Development)	149

		6,730

	Hong Kong — 1.60%
53,500	BOC Hong Kong (Holdings) Ltd. (Banks)	252
25,500	CLP Holdings Ltd. (Electric Utilities)	274
50,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	103
9,900	Hang Seng Bank Ltd. (Banks)	248
27,236	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	144
46,767	HK Electric Investments Ltd. (Electric Utilities)	45
69,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	88
13,000	Hysan Development Co. (Real Estate Management & Development)	73
262,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	96
1,695	Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	113
99,000	PCCW Ltd. (Diversified Telecommunication Services)	56
25,000	Power Assets Holdings Ltd. (Electric Utilities)	175
25,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	377
17,000	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	180
18,600	Swire Properties Ltd. (Real Estate Management & Development)	69
34,500	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	315

Shares	Security Description	Value (000)
	Hong Kong (continued)
19,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	$61

		2,669

	Ireland (Republic of) — 0.20%
7,490	CRH PLC (Construction Materials)	265
567	Paddy Power PLC (Hotels, Restaurants & Leisure)	63

		328

	Israel — 0.36%
392	Azrieli Group (Real Estate Management & Development)	19
16,026	Bank Hapoalim Ltd. (Banks)	109
100,968	Israel Chemicals Ltd. (Chemicals)	461
934	Mizrahi Tefahot Bank Ltd. (Banks)	17

		606

	Italy — 0.86%
5,321	Assicurazioni Generali SpA (Insurance)	90
4,926	Atlantia SpA (Transportation Infrastructure)	146
40,628	Enel SpA (Electric Utilities)	226
30,968	Eni SpA (Oil, Gas & Consumable Fuels)	575
56,662	Intesa Sanpaolo SpA (Banks)	165
4,939	Intesa Sanpaolo SpA (Banks)	15
29,014	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	121
37,353	Telecom Italia SpA (Diversified Telecommunication Services)	24
8,946	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	48
6,937	UnipolSai SpA (Insurance)	15

		1,425

	Japan — 12.88%
400	AEON Credit Service Co. Ltd. (Consumer Finance)	9
3,200	Aisin Seiki Co. Ltd. (Auto Components)	146
6,500	Amada Holdings Co. Ltd. (Machinery)	63
4,000	Asahi Glass Co. Ltd. (Building Products)	156
23,100	Asahi Kasei Corp. (Chemicals)	293
39,800	Astellas Pharma, Inc. (Pharmaceuticals)	608
1,400	Benesse Holdings, Inc. (Diversified Consumer Services)	50
12,500	Bridgestone Corp. (Auto Components)	489
19,000	Canon, Inc. (Technology Hardware, Storage & Peripherals)	623
4,100	Casio Computer Co. Ltd. (Household Durables)	67
4,900	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	111
5,100	Daicel Corp. (Chemicals)	56
10,600	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	406
5,300	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	180
9,000	Daiwa Securities Group, Inc. (Capital Markets)	52
9,200	Denso Corp. (Auto Components)	450
4,800	Eisai Co. Ltd. (Pharmaceuticals)	338

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
1,400	Electric Power Development Co. Ltd. (Independent Power & Renewable Electricity Producers)	$36
11,900	Fuji Heavy Industries Ltd. (Automobiles)	347
7,300	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	285
36,000	Fujitsu Ltd. (IT Services)	218
4,800	Hino Motors Ltd. (Machinery)	51
1,900	Hitachi Chemical Co. Ltd. (Chemicals)	38
90,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	635
31,300	Honda Motor Co. Ltd. (Automobiles)	920
28,500	ITOCHU Corp. (Trading Companies & Distributors)	517
2,400	Japan Exchange Group, Inc. (Capital Markets)	45
25	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	46
20,500	Japan Tobacco, Inc. (Tobacco)	573
4,900	JS Group Corp. (Building Products)	98
3,500	JSR Corp. (Chemicals)	60
63,050	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	439
17,000	Kajima Corp. (Construction & Engineering)	132
17,400	KDDI Corp. (Wireless Telecommunication Services)	476
18,100	Komatsu Ltd. (Machinery)	517
8,900	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	83
6,900	Kuraray Co. Ltd. (Chemicals)	95
6,000	Kyocera Corp. (Electronic Equipment, Instruments & Components)	339
1,200	Lawson, Inc. (Food & Staples Retailing)	75
4,100	Marui Group Co. Ltd. (Multiline Retail)	86
6,800	Mebuki Financial Group, Inc. (Banks)	23
26,600	Mitsubishi Chemical Holdings Corp. (Chemicals)	223
28,100	Mitsubishi Corp. (Trading Companies & Distributors)	782
6,100	Mitsubishi Heavy Industries Ltd. (Machinery)	222
2,100	Mitsubishi Materials Corp. (Metals & Mining)	58
4,200	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	73
1,700	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	10
31,700	Mitsui & Co. Ltd. (Trading Companies & Distributors)	529
3,400	Mitsui Chemicals, Inc. (Chemicals)	91
175,200	Mizuho Financial Group, Inc. (Banks)	295
3,500	MS&AD Insurance Group Holdings, Inc. (Insurance)	109
4,700	NEC Corp. (Technology Hardware, Storage & Peripherals)	129
4,800	NGK Insulators Ltd. (Machinery)	86
1,700	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	47

Shares	Security Description	Value (000)
	Japan (continued)
19	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	$39
14,200	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	279
6,300	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	287
1,200	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	27
2,300	Nomura Research Institute Ltd. (IT Services)	112
11,600	NTT Data Corp. (IT Services)	134
13,100	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	334
12,100	Obayashi Corp. (Construction & Engineering)	126
3,700	OMRON Corp. (Electronic Equipment, Instruments & Components)	173
6,300	ORIX Corp. (Diversified Financial Services)	100
3,600	Osaka Gas Co. Ltd. (Gas Utilities)	75
7,500	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	363
2,000	Park24 Co. Ltd. (Commercial Services & Supplies)	54
15,800	Resona Holdings, Inc. (Banks)	85
900	Sankyo Co. Ltd. (Leisure Products)	35
3,500	Sega Sammy Holdings, Inc. (Leisure Products)	60
5,265	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	92
11,400	Sekisui House Ltd. (Household Durables)	202
13,700	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	598
3,700	Showa Shell Sekiyu KK (Oil, Gas & Consumable Fuels)	55
2,400	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	97
32,000	Sumitomo Chemical Co. Ltd. (Chemicals)	182
21,800	Sumitomo Corp. (Trading Companies & Distributors)	358
9,600	Sumitomo Mitsui Financial Group, Inc. (Banks)	373
2,400	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	95
3,400	Sumitomo Rubber Industries Ltd. (Auto Components)	54
4,100	T&D Holdings, Inc. (Insurance)	62
13,800	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	583
3,900	Teijin Ltd. (Chemicals)	72
2,500	The Chugoku Electric Power Company, Inc. (Electric Utilities)	32
7,600	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	136
5,000	The Shizuoka Bank Ltd. (Banks)	45
4,900	Tokio Marine Holdings, Inc. (Insurance)	229
3,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	550
3,600	Tokyo Gas Co. Ltd. (Gas Utilities)	95
10,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	78
1,400	Toyoda Gosei Co. Ltd. (Auto Components)	36

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
23,900	Toyota Motor Corp. (Automobiles)	$1,547
4,100	Toyota Tsusho Corp. (Trading Companies & Distributors)	137
4,100	USS Co. Ltd. (Specialty Retail)	78
3,000	West Japan Railway Co. (Road & Rail)	221
11,500	Yamada Denki Co. Ltd. (Specialty Retail)	57
5,800	Yamaha Motor Co. Ltd. (Automobiles)	146
4,200	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	75

		21,453

	Jersey — 0.30%
31,642	WPP PLC (Media)	498

	Luxembourg — 0.11%
1,074	Millicom International Cellular SA (Wireless Telecommunication Services)	63
6,376	SES – FDR, Class – A (Media)	117

		180

	Netherlands — 1.42%
1,984	ABN AMRO Group N.V. (Banks)	51
7,735	AEGON N.V. (Insurance)	46
334	Franks International N.V. (Energy Equipment & Services)	3
18,108	ING Groep N.V. (Banks)	261
21,948	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	60
14,900	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	357
1,079	Koninklijke Boskalis Westminster N.V. (Construction & Engineering)	31
11,478	Koninklijke Philips Electronics N.V. (Industrial Conglomerates)	488
874	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	40
1,413	NN Group N.V. (Insurance)	58
1,481	Randstad Holding N.V. (Professional Services)	87
15,812	Unilever N.V. (Personal Products)	883

		2,365

	New Zealand — 0.09%
14,176	Fletcher Building Ltd. (Construction Materials)	67
10,116	Meridian Energy Ltd. (Independent Power & Renewable Electricity Producers)	21
25,717	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	65

		153

	Norway — 0.48%
19,078	Equinor ASA (Oil, Gas & Consumable Fuels)	506
1,312	Gjensidige Forsikring ASA (Insurance)	22
6,954	Marine Harvest ASA (Food Products)	139
6,162	Telenor ASA (Diversified Telecommunication Services)	127

		794

Shares	Security Description	Value (000)
	Portugal — 0.15%
64,275	EDP – Energias de Portugal SA (Electric Utilities)	$255

	Singapore — 0.83%
76,300	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	148
79,200	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	97
75,900	CapitaMall Trust (Equity Real Estate Investment Trusts)	115
30,300	SATS Ltd. (Transportation Infrastructure)	111
12,800	Singapore Exchange Ltd. (Capital Markets)	67
64,600	Singapore Press Holdings Ltd. (Media)	123
59,400	Singapore Tech Engineering (Aerospace & Defense)	143
256,100	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	580

		1,384

	Spain — 1.43%
14,155	Abertis Infraestructuras SA (Transportation Infrastructure)	304
49,959	Banco Bilbao Vizcaya Argentaria SA (Banks)	354
7,770	Corporacion Mapfre (Insurance)	23
4,533	Enagas (Oil, Gas & Consumable Fuels)	133
3,305	Endesa (Electric Utilities)	73
3,620	Gas Natural SDG SA (Gas Utilities)	96
58,133	Iberdrola SA (Electric Utilities)	450
4,524	Red Electrica Corp. (Electric Utilities)	92
24,033	Repsol YPF SA (Oil, Gas & Consumable Fuels)	470
45,321	Telefonica SA (Diversified Telecommunication Services)	385

		2,380

	Sweden — 1.60%
29,769	Hennes & Mauritz AB, B Shares (Specialty Retail)	444
2,591	ICA Gruppen AB (Food & Staples Retailing)	79
35,264	Nordea Bank AB (Banks)	341
17,638	Skandinaviska Enskilda Banken AB, Class – A (Banks)	168
10,658	Skanska AB, B Shares (Construction & Engineering)	194
18,019	Svenska Handelsbanken AB, A Shares (Banks)	200
10,509	Swedbank AB, A Shares (Banks)	225
5,817	Tele2 AB, B Shares (Wireless Telecommunication Services)	68
95,891	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	742
43,124	TeliaSonera AB (Diversified Telecommunication Services)	197

		2,658

	Switzerland — 4.72%
53,355	ABB Ltd., Registered Shares (Electrical Equipment)	1,169
4,606	Adecco SA, Registered Shares (Professional Services)	273

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
1,108	Garmin Ltd. (Household Durables)	$68
1,623	Kuehne & Nagel International Ltd. (Marine)	245
13,231	LafargeHolcim Ltd., Registered Shares (Construction Materials)	647
23,049	Novartis AG, Registered Shares (Pharmaceuticals)	1,753
8,320	Roche Holding AG (Pharmaceuticals)	1,853
154	SGS SA, Registered Shares (Professional Services)	411
1,052	Swiss Prime Site AG (Real Estate Management & Development)	97
3,407	Swiss Re AG (Insurance)	295
370	Swisscom AG (Diversified Telecommunication Services)	166
26,071	UBS Group AG (Capital Markets)	404
1,621	Zurich Financial Services AG (Insurance)	482

		7,863

	United Kingdom — 10.35%
2,718	Aon PLC (Insurance)	373
25,411	AstraZeneca PLC (Pharmaceuticals)	1,761
39,421	Aviva PLC (Insurance)	262
6,702	Babcock International Group PLC (Commercial Services & Supplies)	72
77,748	BAE Systems PLC (Aerospace & Defense)	664
26,942	Barratt Developments PLC (Household Durables)	183
59,861	BHP Billiton PLC (Metals & Mining)	1,348
4,228	British American Tobacco PLC, ADR (Tobacco)	213
13,388	British Land Co. PLC (Equity Real Estate Investment Trusts)	119
110,144	BT Group PLC (Diversified Telecommunication Services)	317
17,774	Capita PLC (Professional Services)	37
71,571	Centrica PLC (Multi-Utilities)	149
13,972	Direct Line Insurance Group PLC (Insurance)	63
101,773	GlaxoSmithKline PLC (Pharmaceuticals)	2,055
11,489	Hammerson PLC (Equity Real Estate Investment Trusts)	79
23,757	Imperial Tobacco Group PLC (Tobacco)	885
4,345	Investec PLC (Capital Markets)	31
108,409	ITV PLC (Media)	248
41,452	J Sainsbury PLC (Food & Staples Retailing)	176
9,925	Land Securities Group PLC (Equity Real Estate Investment Trusts)	125
58,083	Legal & General Group PLC (Insurance)	204
41,745	Marks & Spencer Group PLC (Multiline Retail)	163
46,106	National Grid PLC (Multi-Utilities)	510
3,804	Next PLC (Multiline Retail)	303
20,939	Pearson PLC (Media)	245
7,688	Persimmon PLC (Household Durables)	257
38,398	Rio Tinto PLC (Metals & Mining)	2,128
35,445	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	1,230

Shares	Security Description	Value (000)
	United Kingdom (continued)
32,768	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	$1,173
23,058	Royal Mail PLC (Air Freight & Logistics)	154
3,289	Severn Trent PLC (Water Utilities)	86
13,502	SSE PLC (Electric Utilities)	241
21,938	Standard Life PLC (Insurance)	94
87,201	Taylor Wimpey PLC (Household Durables)	206
2,166	TechnipFMC PLC (Energy Equipment & Services)	69
9,339	United Utilities Group PLC (Water Utilities)	94
376,592	Vodafone Group PLC (Wireless Telecommunication Services)	913

		17,230

	United States — 45.12%
6,345	3M Co. (Industrial Conglomerates)	1,248
1,104	Aaron’s, Inc. (Specialty Retail)	48
6,285	Accenture PLC, Class – A (IT Services)	1,028
710	Advance Auto Parts, Inc. (Specialty Retail)	96
2,074	Air Products & Chemicals, Inc. (Chemicals)	323
1,736	Akamai Technologies, Inc. (Internet Software & Services) (a)	127
800	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	274
1,921	Alphabet, Inc., Class – A (Internet Software & Services) (a)	2,170
4,786	American Electric Power, Inc. (Electric Utilities)	331
7,609	Amgen, Inc. (Biotechnology)	1,405
2,989	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	261
3,588	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	344
882	ANSYS, Inc. (Software) (a)	154
2,608	Anthem, Inc. (Health Care Providers & Services)	621
736	Apergy Corp. (Energy Equipment & Services) (a)	31
12,216	Apple, Inc. (Technology Hardware, Storage & Peripherals)	2,261
1,664	Aqua America, Inc. (Water Utilities)	59
314	Arista Networks, Inc. (Communications Equipment) (a)	81
2,269	Autodesk, Inc. (Software) (a)	297
4,735	Automatic Data Processing, Inc. (IT Services)	635
292	AutoZone, Inc. (Specialty Retail) (a)	196
2,088	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	500
1,595	Bed Bath & Beyond, Inc. (Specialty Retail)	32
912	Bemis Company, Inc. (Containers & Packaging)	38
2,959	Best Buy Co., Inc. (Specialty Retail)	221
454	Bio-Techne Corp. (Life Sciences Tools & Services)	67
1,192	Broadridge Financial Solutions, Inc. (IT Services)	137
2,179	Brown & Brown, Inc. (Insurance)	60

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
1,428	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	$119
1,701	Campbell Soup Co. (Food Products)	69
3,118	Cardinal Health, Inc. (Health Care Providers & Services)	152
609	Carlisle Companies, Inc. (Industrial Conglomerates)	66
489	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	53
1,566	CDK Global, Inc. (Software)	102
2,928	Cerner Corp. (Health Care Technology) (a)	175
302	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	130
354	Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	27
894	Cintas Corp. (Commercial Services & Supplies)	165
48,482	Cisco Systems, Inc. (Communications Equipment)	2,086
3,090	Citizens Financial Group, Inc. (Banks)	120
1,565	Citrix Systems, Inc. (Software) (a)	164
3,189	CME Group, Inc. (Capital Markets)	523
6,111	Cognizant Technology Solutions Corp. (IT Services)	483
9,072	Colgate-Palmolive Co. (Household Products)	588
890	Commerce Bancshares, Inc. (Banks)	58
2,260	Copart, Inc. (Commercial Services & Supplies) (a)	128
727	Crane Co. (Machinery)	58
9,832	CSX Corp. (Road & Rail)	627
885	Cullen/Frost Bankers, Inc. (Banks)	96
1,717	Cummins, Inc. (Machinery)	229
5,969	Danaher Corp. (Health Care Equipment & Supplies)	588
1,721	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	120
2,342	Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	103
864	Dick’s Sporting Goods, Inc. (Specialty Retail)	30
903	Discovery Communications, Inc., Class – C (Media) (a)	23
751	Dolby Laboratories, Inc., Class – A (Electronic Equipment, Instruments & Components)	46
2,175	Dollar Tree, Inc. (Multiline Retail) (a)	185
1,276	Donaldson Company, Inc. (Machinery)	58
1,561	Dover Corp. (Machinery)	114
1,808	Dr. Pepper Snapple Group, Inc. (Beverages)	221
359	Dril-Quip, Inc. (Energy Equipment & Services) (a)	18
1,106	Eaton Vance Corp. (Capital Markets)	58
12,056	eBay, Inc. (Internet Software & Services) (a)	437
2,541	Ecolab, Inc. (Chemicals)	357
2,077	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	302
9,821	Eli Lilly & Co. (Pharmaceuticals)	838

Shares	Security Description	Value (000)
	United States (continued)
1,865	Expeditors International of Washington, Inc. (Air Freight & Logistics)	$137
6,747	Express Scripts Holding Co. (Health Care Providers & Services) (a)	521
17,348	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	1,435
714	F5 Networks, Inc. (Communications Equipment) (a)	123
393	FactSet Research Systems, Inc. (Capital Markets)	78
2,863	Fastenal Co. (Trading Companies & Distributors)	138
1,385	First Republic Bank (Banks)	134
4,527	Fiserv, Inc. (IT Services) (a)	335
900	FleetCor Technologies, Inc. (IT Services) (a)	190
1,317	FLIR Systems, Inc. (Electronic Equipment, Instruments & Components)	68
1,301	Fluor Corp. (Construction & Engineering)	63
2,816	Fortive Corp. (Machinery)	217
735	Fossil Group, Inc. (Textiles, Apparel & Luxury Goods) (a)	20
3,787	Franklin Resources, Inc. (Capital Markets)	121
1,317	GameStop Corp., Class – A (Specialty Retail)	19
2,230	Gap, Inc. (Specialty Retail)	72
2,737	General Dynamics Corp. (Aerospace & Defense)	510
5,880	General Mills, Inc. (Food Products)	260
1,487	Genuine Parts Co. (Distributors)	136
1,207	Harris Corp. (Communications Equipment)	174
1,644	Henry Schein, Inc. (Health Care Providers & Services) (a)	119
1,427	Hershey Co. (Food Products)	133
2,615	Hormel Foods Corp. (Food Products)	97
546	Hubbell, Inc. (Electrical Equipment)	58
732	IDEX Corp. (Machinery)	100
930	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	203
42,624	Intel Corp. (Semiconductors & Semiconductor Equipment)	2,118
9,078	International Business Machines Corp. (IT Services)	1,268
787	International Flavors & Fragrances, Inc. (Chemicals)	98
2,659	Intuit, Inc. (Software)	543
810	Jack Henry & Associates, Inc. (IT Services)	106
1,167	Jacobs Engineering Group, Inc. (Construction & Engineering)	75
693	John Wiley & Sons, Inc., Class – A (Media)	43
13,333	Johnson & Johnson (Pharmaceuticals)	1,618
3,622	Kimberly-Clark Corp. (Household Products)	382
1,874	Kohl’s Corp. (Multiline Retail)	137
802	L3 Technologies, Inc. (Aerospace & Defense)	154
983	Laboratory Corporation of America Holdings (Health Care Providers & Services) (a)	176
416	Landstar System, Inc. (Road & Rail)	45
705	Lincoln Electric Holdings, Inc. (Machinery)	62

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
2,963	LKQ Corp. (Distributors) (a)	$95
2,710	Lockheed Martin Corp. (Aerospace & Defense)	801
253	LogMeln, Inc. (Internet Software & Services)	26
1,042	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	130
441	Lumentum Holdings, Inc. (Communications Equipment) (a)	26
5,398	Marsh & McLennan Companies, Inc. (Insurance)	443
9,994	MasterCard, Inc., Class – A (IT Services)	1,963
1,252	McCormick & Company, Inc. (Food Products)	145
9,574	McDonald’s Corp. (Hotels, Restaurants & Leisure)	1,500
2,231	McKesson Corp. (Health Care Providers & Services)	298
870	MEDNAX, Inc. (Health Care Providers & Services) (a)	38
25,598	Merck & Co., Inc. (Pharmaceuticals)	1,554
268	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	155
25,021	Microsoft Corp. (Software)	2,467
190	Morningstar, Inc. (Capital Markets)	24
444	MSC Industrial Direct Co., Inc., Class – A (Trading Companies & Distributors)	38
789	National Fuel Gas Co. (Gas Utilities)	42
1,049	National Instruments Corp. (Electronic Equipment, Instruments & Components)	44
3,786	National Oilwell Varco, Inc. (Energy Equipment & Services)	164
13,556	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	1,079
1,199	Nordstrom, Inc. (Multiline Retail)	62
3,108	Norfolk Southern Corp. (Road & Rail)	469
7,662	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	641
1,416	Oceaneering International, Inc. (Energy Equipment & Services)	36
653	Old Dominion Freight Line, Inc. (Road & Rail)	97
31,750	Oracle Corp. (Software)	1,399
812	Patterson Companies, Inc. (Health Care Providers & Services)	18
3,070	Paychex, Inc. (IT Services)	210
12,031	PayPal Holdings, Inc. (IT Services) (a)	1,002
14,754	PepsiCo, Inc. (Beverages)	1,606
5,441	Phillips 66 (Oil, Gas & Consumable Fuels)	611
617	Polaris Industries, Inc. (Leisure Products)	75
2,816	Praxair, Inc. (Chemicals)	444
1,400	Quest Diagnostics, Inc. (Health Care Providers & Services)	154
3,027	Raytheon Co. (Aerospace & Defense)	585
1,830	Red Hat, Inc. (Software) (a)	246
1,371	ResMed, Inc. (Health Care Equipment & Supplies)	142

Shares	Security Description	Value (000)
	United States (continued)
1,262	Robert Half International, Inc. (Professional Services)	$82
1,291	Rockwell Collins, Inc. (Aerospace & Defense)	174
879	Rollins, Inc. (Commercial Services & Supplies)	46
1,011	Roper Industries, Inc. (Industrial Conglomerates)	279
3,949	Ross Stores, Inc. (Specialty Retail)	335
2,634	S&P Global, Inc. (Capital Markets)	537
1,395	SCANA Corp. (Multi-Utilities)	54
12,700	Schlumberger Ltd. (Energy Equipment & Services)	852
560	Snap-on, Inc. (Machinery)	90
943	Sonoco Products Co. (Containers & Packaging)	50
684	Spirit Airlines, Inc. (Airlines) (a)	25
1,432	Sprouts Farmers Market, Inc. (Food & Staples Retailing) (a)	32
1,456	Stanley Black & Decker, Inc. (Machinery)	193
14,986	Starbucks Corp. (Hotels, Restaurants & Leisure)	732
5,782	Sysco Corp. (Food & Staples Retailing)	395
2,513	T. Rowe Price Group, Inc. (Capital Markets)	292
2,698	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	126
2,636	TD Ameritrade Holding Corp. (Capital Markets)	144
1,733	Teradata Corp. (IT Services) (a)	70
10,429	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	1,150
1,244	The Clorox Co. (Household Products)	168
33,364	The Coca-Cola Co. (Beverages)	1,463
337	The Dun & Bradstreet Corp. (Professional Services)	41
2,033	The Estee Lauder Companies, Inc., Class – A (Personal Products)	290
1,168	The J.M. Smucker Co. (Food Products)	126
5,993	The Kraft Heinz Co. (Food Products)	377
9,606	The Kroger Co. (Food & Staples Retailing)	273
569	The Middleby Corp. (Machinery) (a)	59
18,106	The Procter & Gamble Co. (Household Products)	1,413
785	The Sherwin-Williams Co. (Chemicals)	320
9,041	The Southern Co. (Electric Utilities)	419
14,826	The Walt Disney Co. (Media)	1,554
3,978	Thermo Electron Corp. (Life Sciences Tools & Services)	824
1,123	Tiffany & Co. (Specialty Retail)	148
1,336	Tractor Supply Co. (Specialty Retail)	102
2,567	Trimble Navigation Ltd. (Electronic Equipment, Instruments & Components) (a)	85
624	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	146
1,678	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	38
1,687	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	36

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
8,799	Union Pacific Corp. (Road & Rail)	$1,247
8,358	United Technologies Corp. (Aerospace & Defense)	1,045
3,196	V.F. Corp. (Textiles, Apparel & Luxury Goods)	261
370	Varex Imaging Corp. (Health Care Equipment & Supplies) (a)	14
984	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	112
958	Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	36
18,401	Visa, Inc., Class – A (IT Services)	2,436
767	VMware, Inc., Class – A (Software) (a)	113
608	W.W. Grainger, Inc. (Trading Companies & Distributors)	187
902	Wabtec Corp. (Machinery)	89
15,884	Wal-Mart Stores, Inc. (Food & Staples Retailing)	1,360
810	Waters Corp. (Life Sciences Tools & Services) (a)	157
5,050	Western Union Co. (IT Services)	103
863	Williams-Sonoma, Inc. (Specialty Retail)	53
1,019	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	21
4,789	Xcel Energy, Inc. (Electric Utilities)	219
2,526	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	165
1,787	Xylem, Inc. (Machinery)	120

		75,154

	Total Common Stocks	162,611

Shares	Security Description	Value (000)
	Preferred Stock — 0.03%
	Germany — 0.03%
612	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	$49

	Total Preferred Stock	49

	Right — 0.00%
	Italy — 0.00%
61,601	Intesa Sanpaolo SpA (Banks) (a)	—

	Total Right	—

	Mutual Funds — 1.42%
9,342	Altaba, Inc.	683
4,526	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.68% (b)	5
1,674,676	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (b)	1,675

	Total Mutual Funds	2,363

	Total Investments (cost $143,648) — 99.10%	165,023
	Other assets in excess of liabilities — 0.90%	1,501

	Net Assets — 100.00%	$166,524

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The ESG Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The ESG Growth Portfolio	Cadence Capital Management, LLC	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	Total
Common Stocks	51.94%	45.71%	—	97.65%
Preferred Stock	0.03%	—	—	0.03%
Right	0.00%	—	—	0.00%
Mutual Funds	0.00%	0.76%	0.66%	1.42%
Other Assets (Liabilities)	0.82%	0.01%	0.07%	0.90%

Total Net Assets	52.79%	46.48%	0.73%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
E-Mini S&P 500 Future	4	9/21/18	$544	$(11)
MSCI EAFE Index Future	6	9/21/18	587	(18)

			$1,131	$(29)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(29)

	Total Net Unrealized Appreciation/(Depreciation)			$(29)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to portfolio of investments.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 98.37%
	Australia — 3.82%
3,402	AMP Ltd. (Diversified Financial Services)	$9
2,759	APA Group (Gas Utilities)	20
8,878	Aurizon Holdings Ltd. (Road & Rail)	28
4,218	AusNet Services (Electric Utilities)	5
5,272	Australia & New Zealand Banking Group Ltd. (Banks)	110
840	Bendigo & Adelaide Bank Ltd. (Banks)	7
2,676	Coca-Cola Amatil Ltd. (Beverages)	18
3,151	Commonwealth Bank of Australia (Banks)	170
1,847	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	18
2,302	Dexus Property Group (Equity Real Estate Investment Trusts)	17
4,143	GPT Group (Equity Real Estate Investment Trusts)	16
2,577	Harvey Norman Holdings Ltd. (Multiline Retail)	6
4,212	Insurance Australia Group Ltd. (Insurance)	26
379	Macquarie Group Ltd. (Capital Markets)	35
8,640	Mirvac Group (Equity Real Estate Investment Trusts)	14
4,782	National Australia Bank Ltd. (Banks)	97
2,588	QBE Insurance Group Ltd. (Insurance)	19
12,499	Scentre Group (Equity Real Estate Investment Trusts)	40
5,609	Stockland Trust Group (Equity Real Estate Investment Trusts)	16
2,287	Suncorp Group Ltd. (Insurance)	25
5,138	Sydney Airport (Transportation Infrastructure)	27
8,820	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	30
10,255	Telstra Corp. Ltd. (Diversified Telecommunication Services)	20
8,804	Transurban Group (Transportation Infrastructure)	78
7,944	Vicinity Centres (Equity Real Estate Investment Trusts)	15
3,466	Wesfarmers Ltd. (Food & Staples Retailing)	127
6,036	Westpac Banking Corp. (Banks)	131

		1,124

	Austria — 0.08%
78	ANDRITZ AG (Machinery)	4
109	Erste Group Bank AG (Banks)	5
148	OMV AG (Oil, Gas & Consumable Fuels)	8
120	Voestalpine AG (Metals & Mining)	6

		23

	Belgium — 0.58%
1,470	Anheuser-Busch InBev N.V. (Beverages)	148
222	Belgacom SA (Diversified Telecommunication Services)	5
246	KBC Groep N.V. (Banks)	19

		172

	Bermuda — 0.09%
526	IHS Markit Ltd. (Professional Services) (a)	27

	Cayman Islands — 0.05%
272	Herbalife Ltd. (Personal Products) (a)	15

Shares	Security Description	Value (000)
	Denmark — 0.83%
385	Christian Hansen Holding A/S (Chemicals)	$36
1,788	ISS A/S (Commercial Services & Supplies)	61
1,397	Tryg A/S (Insurance)	33
1,838	Vestas Wind Systems A/S (Electrical Equipment)	114

		244

	Finland — 0.60%
751	Elisa Oyj (Diversified Telecommunication Services)	35
2,898	Fortum Oyj (Electric Utilities)	68
948	Metso Oyj (Machinery)	32
1,026	Nokian Renkaat Oyj (Auto Components)	41

		176

	France — 4.71%
58	Amundi SA (Capital Markets)	4
404	Atos SE (IT Services)	55
3,297	AXA SA (Insurance)	81
1,901	BNP Paribas (Banks)	118
1,010	Bouygues SA (Construction & Engineering)	44
2,528	Carrefour SA (Food & Staples Retailing)	41
263	Casino Guichard-Perrachon SA (Food & Staples Retailing)	10
307	CNP Assurances (Insurance)	7
2,034	Credit Agricole SA (Banks)	27
3,972	ENGIE (Multi-Utilities)	60
790	Eutelsat Communications (Media)	16
82	Fonciere des Regions (Equity Real Estate Investment Trusts)	9
113	Gecina SA (Equity Real Estate Investment Trusts)	19
86	Icade (Equity Real Estate Investment Trusts)	8
256	Ingenico Group SA (Electronic Equipment, Instruments & Components)	23
520	Klepierre (Equity Real Estate Investment Trusts)	20
500	Lagardere SCA (Media)	13
1,646	Natixism SA (Banks)	12
4,657	Orange SA (Diversified Telecommunication Services)	78
862	Publicis Groupe (Media)	60
2,398	Schneider Electric SA (Electrical Equipment)	200
119	Societe BIC SA (Commercial Services & Supplies)	11
1,372	Societe Generale (Banks)	58
824	Suez Environnement Co. (Multi-Utilities)	11
5,262	Total SA (Oil, Gas & Consumable Fuels)	321
251	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	54
1,099	Veolia Environnement (Multi-Utilities)	24

		1,384

	Germany — 3.98%
471	Allianz SE (Insurance)	98
131	Axel Springer AG (Media)	9
1,610	BASF SE (Chemicals)	154
940	Bayerische Motoren Werke Aktiengesellschaft (Automobiles)	85
2,047	Daimler AG, Registered Shares (Automobiles)	132

See accompanying notes to portfolio of investments.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
2,738	Deutsche Post AG (Air Freight & Logistics)	$89
4,727	Deutsche Telekom AG (Diversified Telecommunication Services)	74
456	Evonik Industries AG (Chemicals)	16
179	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	16
188	Innogy SE (Multi-Utilities)	8
99	MAN SE (Machinery)	11
496	Metro AG (Food & Staples Retailing)	6
163	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	34
663	ProSiebenSat.1 Media AG (Media)	17
1,565	SAP SE (Software)	181
1,240	Siemens AG (Industrial Conglomerates)	164
1,100	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	4
1,878	TUI AG (Hotels, Restaurants & Leisure)	41
686	Vonovia SE (Real Estate Management & Development)	33

		1,172

	Hong Kong — 1.64%
11,024	BOC Hong Kong (Holdings) Ltd. (Banks)	52
4,540	CLP Holdings Ltd. (Electric Utilities)	50
7,043	Hang Lung Properties Ltd. (Real Estate Management & Development)	15
1,613	Hang Seng Bank Ltd. (Banks)	40
5,203	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	28
9,615	HK Electric Investments Ltd. (Electric Utilities)	9
12,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	15
2,000	Hysan Development Co. (Real Estate Management & Development)	11
34,836	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	13
406	Michael Kors Holdings Ltd. (Textiles, Apparel & Luxury Goods) (a)	27
12,000	PCCW Ltd. (Diversified Telecommunication Services)	7
4,500	Power Assets Holdings Ltd. (Electric Utilities)	31
5,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	74
2,738	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	29
3,200	Swire Properties Ltd. (Real Estate Management & Development)	12
6,500	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	59
3,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	10

		482

	Ireland (Republic of) — 0.19%
1,261	CRH PLC (Construction Materials)	44
106	Paddy Power PLC (Hotels, Restaurants & Leisure)	12

		56

Shares	Security Description	Value (000)
	Israel — 0.36%
112	Azrieli Group (Real Estate Management & Development)	$6
2,648	Bank Hapoalim Ltd. (Banks)	18
17,453	Israel Chemicals Ltd. (Chemicals)	79
171	Mizrahi Tefahot Bank Ltd. (Banks)	3

		106

	Italy — 0.84%
942	Assicurazioni Generali SpA (Insurance)	16
866	Atlantia SpA (Transportation Infrastructure)	26
7,058	Enel SpA (Electric Utilities)	40
5,399	Eni SpA (Oil, Gas & Consumable Fuels)	100
9,871	Intesa Sanpaolo SpA (Banks)	28
831	Intesa Sanpaolo SpA (Banks)	3
5,022	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	21
6,842	Telecom Italia SpA (Diversified Telecommunication Services)	4
1,542	Terna — Rete Elettrica Nazionale SpA (Electric Utilities)	8
992	UnipolSai SpA (Insurance)	2

		248

	Japan — 12.80%
110	AEON Credit Service Co. Ltd. (Consumer Finance)	2
700	Aisin Seiki Co. Ltd. (Auto Components)	32
1,413	Amada Holdings Co. Ltd. (Machinery)	14
807	Asahi Glass Co. Ltd. (Building Products)	31
4,700	Asahi Kasei Corp. (Chemicals)	60
310	Benesse Holdings, Inc. (Diversified Consumer Services)	11
2,570	Bridgestone Corp. (Auto Components)	100
3,900	Canon, Inc. (Technology Hardware, Storage & Peripherals)	127
900	Casio Computer Co. Ltd. (Household Durables)	15
1,151	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	25
1,000	Daicel Corp. (Chemicals)	11
1,110	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	38
2,000	Daiwa Securities Group, Inc. (Capital Markets)	12
1,936	Denso Corp. (Auto Components)	94
300	Electric Power Development Co. Ltd. (Independent Power & Renewable Electricity Producers)	8
2,358	Fuji Heavy Industries Ltd. (Automobiles)	69
1,500	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	59
7,211	Fujitsu Ltd. (IT Services)	44
1,000	Hino Motors Ltd. (Machinery)	11
400	Hitachi Chemical Co. Ltd. (Chemicals)	8
18,788	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	133
6,217	Honda Motor Co. Ltd. (Automobiles)	183
5,768	ITOCHU Corp. (Trading Companies & Distributors)	105
500	Japan Exchange Group, Inc. (Capital Markets)	9
5	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	9

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
4,200	Japan Tobacco, Inc. (Tobacco)	$117
1,000	JS Group Corp. (Building Products)	20
714	JSR Corp. (Chemicals)	12
13,149	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	92
4,000	Kajima Corp. (Construction & Engineering)	31
3,496	KDDI Corp. (Wireless Telecommunication Services)	96
3,635	Komatsu Ltd. (Machinery)	103
1,781	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	17
1,328	Kuraray Co. Ltd. (Chemicals)	18
1,241	Kyocera Corp. (Electronic Equipment, Instruments & Components)	70
300	Lawson, Inc. (Food & Staples Retailing)	19
810	Marui Group Co. Ltd. (Multiline Retail)	17
1,400	Mebuki Financial Group, Inc. (Banks)	5
5,717	Mitsubishi Corp. (Trading Companies & Distributors)	158
400	Mitsubishi Materials Corp. (Metals & Mining)	11
456	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	3
6,525	Mitsui & Co. Ltd. (Trading Companies & Distributors)	109
700	Mitsui Chemicals, Inc. (Chemicals)	19
35,731	Mizuho Financial Group, Inc. (Banks)	60
630	MS&AD Insurance Group Holdings, Inc. (Insurance)	20
930	NEC Corp. (Technology Hardware, Storage & Peripherals)	26
1,000	NGK Insulators Ltd. (Machinery)	18
402	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	11
4	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	8
2,900	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	57
1,231	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	56
210	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	5
500	Nomura Research Institute Ltd. (IT Services)	24
2,300	NTT Data Corp. (IT Services)	27
2,666	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	68
2,500	Obayashi Corp. (Construction & Engineering)	26
800	OMRON Corp. (Electronic Equipment, Instruments & Components)	37
1,261	ORIX Corp. (Diversified Financial Services)	20
702	Osaka Gas Co. Ltd. (Gas Utilities)	15
1,540	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	75
400	Park24 Co. Ltd. (Commercial Services & Supplies)	11
3,130	Resona Holdings, Inc. (Banks)	17
200	Sankyo Co. Ltd. (Leisure Products)	8
700	Sega Sammy Holdings, Inc. (Leisure Products)	12

Shares	Security Description	Value (000)
	Japan (continued)
1,045	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	$18
2,310	Sekisui House Ltd. (Household Durables)	41
2,800	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	122
816	Showa Shell Sekiyu KK (Oil, Gas & Consumable Fuels)	12
500	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	20
4,477	Sumitomo Corp. (Trading Companies & Distributors)	74
1,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	74
523	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	21
600	Sumitomo Rubber Industries Ltd. (Auto Components)	10
862	T&D Holdings, Inc. (Insurance)	13
700	Teijin Ltd. (Chemicals)	13
500	The Chugoku Electric Power Company, Inc. (Electric Utilities)	6
1,486	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	27
1,020	The Shizuoka Bank Ltd. (Banks)	9
1,043	Tokio Marine Holdings, Inc. (Insurance)	48
600	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	103
800	Tokyo Gas Co. Ltd. (Gas Utilities)	21
2,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	16
300	Toyoda Gosei Co. Ltd. (Auto Components)	8
4,280	Toyota Motor Corp. (Automobiles)	277
812	Toyota Tsusho Corp. (Trading Companies & Distributors)	27
825	USS Co. Ltd. (Specialty Retail)	16
2,300	Yamada Denki Co. Ltd. (Specialty Retail)	11
1,229	Yamaha Motor Co. Ltd. (Automobiles)	31
900	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	16

		3,762

	Jersey — 0.42%
7,837	WPP PLC (Media)	123

	Luxembourg — 0.12%
179	Millicom International Cellular SA (Wireless Telecommunication Services)	11
1,386	SES – FDR, Class – A (Media)	25

		36

	Netherlands — 1.40%
364	ABN AMRO Group N.V. (Banks)	9
1,467	AEGON N.V. (Insurance)	9
56	Franks International N.V. (Energy Equipment & Services)	—
3,284	ING Groep N.V. (Banks)	48
3,826	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	10
2,824	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	68
207	Koninklijke Boskalis Westminster N.V. (Construction & Engineering)	6

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Netherlands (continued)
2,098	Koninklijke Philips Electronics N.V. (Industrial Conglomerates)	$89
157	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	7
264	NN Group N.V. (Insurance)	11
265	Randstad Holding N.V. (Professional Services)	16
2,499	Unilever N.V. (Personal Products)	139

		412

	New Zealand — 0.09%
2,361	Fletcher Building Ltd. (Construction Materials)	11
1,818	Meridian Energy Ltd. (Independent Power & Renewable Electricity Producers)	4
4,312	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	11

		26

	Norway — 0.47%
3,332	Equinor ASA (Oil, Gas & Consumable Fuels)	88
245	Gjensidige Forsikring ASA (Insurance)	4
1,239	Marine Harvest ASA (Food Products)	25
1,073	Telenor ASA (Diversified Telecommunication Services)	22

		139

	Portugal — 0.15%
11,158	EDP – Energias de Portugal SA (Electric Utilities)	44

	Singapore — 0.82%
15,182	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	29
15,327	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	19
15,175	CapitaMall Trust (Equity Real Estate Investment Trusts)	23
5,200	SATS Ltd. (Transportation Infrastructure)	19
2,500	Singapore Exchange Ltd. (Capital Markets)	13
11,643	Singapore Press Holdings Ltd. (Media)	22
51,209	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	116

		241

	Spain — 1.41%
2,402	Abertis Infraestructuras SA (Transportation Infrastructure)	52
8,644	Banco Bilbao Vizcaya Argentaria SA (Banks)	61
1,350	Corporacion Mapfre (Insurance)	4
801	Enagas (Oil, Gas & Consumable Fuels)	23
567	Endesa (Electric Utilities)	13
614	Gas Natural SDG SA (Gas Utilities)	16
10,213	Iberdrola SA (Electric Utilities)	78
768	Red Electrica Corp. (Electric Utilities)	16
4,341	Repsol YPF SA (Oil, Gas & Consumable Fuels)	86
7,884	Telefonica SA (Diversified Telecommunication Services)	67

		416

Shares	Security Description	Value (000)
	Sweden — 1.57%
5,230	Hennes & Mauritz AB, B Shares (Specialty Retail)	$78
441	ICA Gruppen AB (Food & Staples Retailing)	14
6,076	Nordea Bank AB (Banks)	58
3,040	Skandinaviska Enskilda Banken AB, Class – A (Banks)	29
1,854	Skanska AB, B Shares (Construction & Engineering)	34
3,140	Svenska Handelsbanken AB, A Shares (Banks)	35
1,825	Swedbank AB, A Shares (Banks)	39
978	Tele2 AB, B Shares (Wireless Telecommunication Services)	12
16,846	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	130
7,522	TeliaSonera AB (Diversified Telecommunication Services)	34

		463

	Switzerland — 4.52%
14,199	ABB Ltd., Registered Shares (Electrical Equipment)	311
2,064	Adecco SA, Registered Shares (Professional Services)	122
264	Garmin Ltd. (Household Durables)	16
382	Kuehne & Nagel International Ltd. (Marine)	58
4,037	LafargeHolcim Ltd., Registered Shares (Construction Materials)	197
40	SGS SA, Registered Shares (Professional Services)	107
304	Swiss Prime Site AG (Real Estate Management & Development)	28
1,269	Swiss Re AG (Insurance)	110
132	Swisscom AG (Diversified Telecommunication Services)	59
9,406	UBS Group AG (Capital Markets)	146
589	Zurich Financial Services AG (Insurance)	175

		1,329

	United Kingdom — 10.01%
726	Aon PLC (Insurance)	99
9,570	Aviva PLC (Insurance)	64
6,625	Barratt Developments PLC (Household Durables)	45
14,591	BHP Billiton PLC (Metals & Mining)	328
969	British American Tobacco PLC, ADR (Tobacco)	49
3,182	British Land Co. PLC (Equity Real Estate Investment Trusts)	28
27,588	BT Group PLC (Diversified Telecommunication Services)	79
4,086	Capita PLC (Professional Services)	9
18,698	Centrica PLC (Multi-Utilities)	39
3,685	Direct Line Insurance Group PLC (Insurance)	17
2,658	Hammerson PLC (Equity Real Estate Investment Trusts)	18
4,264	Imperial Tobacco Group PLC (Tobacco)	159
1,071	Investec PLC (Capital Markets)	8
34,435	ITV PLC (Media)	79
13,130	J Sainsbury PLC (Food & Staples Retailing)	56

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United Kingdom (continued)
2,405	Land Securities Group PLC (Equity Real Estate Investment Trusts)	$31
15,930	Legal & General Group PLC (Insurance)	56
10,108	Marks & Spencer Group PLC (Multiline Retail)	39
11,596	National Grid PLC (Multi-Utilities)	128
945	Next PLC (Multiline Retail)	76
9,269	Pearson PLC (Media)	108
2,471	Persimmon PLC (Household Durables)	83
7,379	Rio Tinto PLC (Metals & Mining)	408
6,095	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	211
5,863	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	210
7,967	Royal Mail PLC (Air Freight & Logistics)	53
759	Severn Trent PLC (Water Utilities)	20
3,328	SSE PLC (Electric Utilities)	60
8,605	Standard Life PLC (Insurance)	37
21,474	Taylor Wimpey PLC (Household Durables)	51
509	TechnipFMC PLC (Energy Equipment & Services)	16
906	The Berkeley Group Holdings PLC (Household Durables)	45
2,161	United Utilities Group PLC (Water Utilities)	22
87,629	Vodafone Group PLC (Wireless Telecommunication Services)	213

		2,944

	United States — 46.82%
1,445	3M Co. (Industrial Conglomerates)	284
133	Aaron’s, Inc. (Specialty Retail)	6
1,465	Accenture PLC, Class – A (IT Services)	240
151	Advance Auto Parts, Inc. (Specialty Retail)	20
551	Air Products & Chemicals, Inc. (Chemicals)	86
395	Akamai Technologies, Inc. (Internet Software & Services) (a)	29
196	Align Technology, Inc. (Health Care Equipment & Supplies) (a)	67
311	Alphabet, Inc., Class – A (Internet Software & Services) (a)	351
1,231	American Electric Power, Inc. (Electric Utilities)	85
1,659	Amgen, Inc. (Biotechnology)	306
732	Amphenol Corp., Class – A (Electronic Equipment, Instruments & Components)	63
903	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment)	87
194	ANSYS, Inc. (Software) (a)	34
643	Anthem, Inc. (Health Care Providers & Services)	152
177	Apergy Corp. (Energy Equipment & Services) (a)	7
1,978	Apple, Inc. (Technology Hardware, Storage & Peripherals)	366
342	Aqua America, Inc. (Water Utilities)	12
68	Arista Networks, Inc. (Communications Equipment) (a)	18
374	Arthur J. Gallagher & Co. (Insurance)	24
1,129	Automatic Data Processing, Inc. (IT Services)	151

Shares	Security Description	Value (000)
	United States (continued)
82	AutoZone, Inc. (Specialty Retail) (a)	$56
305	Avnet, Inc. (Electronic Equipment, Instruments & Components)	13
85	Bank of Hawaii Corp. (Banks)	7
537	Becton, Dickinson & Co. (Health Care Equipment & Supplies)	129
388	Bed Bath & Beyond, Inc. (Specialty Retail)	8
181	Bemis Company, Inc. (Containers & Packaging)	8
729	Best Buy Co., Inc. (Specialty Retail)	54
79	Bio-Techne Corp. (Life Sciences Tools & Services)	12
274	Broadridge Financial Solutions, Inc. (IT Services)	32
446	Brown & Brown, Inc. (Insurance)	12
310	C.H. Robinson Worldwide, Inc. (Air Freight & Logistics)	26
360	Campbell Soup Co. (Food Products)	15
791	Cardinal Health, Inc. (Health Care Providers & Services)	39
144	Carlisle Companies, Inc. (Industrial Conglomerates)	16
101	Carter’s, Inc. (Textiles, Apparel & Luxury Goods)	11
353	CDK Global, Inc. (Software)	23
696	Cerner Corp. (Health Care Technology) (a)	42
65	Chipotle Mexican Grill, Inc. (Hotels, Restaurants & Leisure) (a)	28
68	Choice Hotels International, Inc. (Hotels, Restaurants & Leisure)	5
221	Cintas Corp. (Commercial Services & Supplies)	41
7,845	Cisco Systems, Inc. (Communications Equipment)	337
697	Citizens Financial Group, Inc. (Banks)	27
341	Citrix Systems, Inc. (Software) (a)	36
762	CME Group, Inc. (Capital Markets)	125
1,496	Cognizant Technology Solutions Corp. (IT Services)	118
2,136	Colgate-Palmolive Co. (Household Products)	138
182	Commerce Bancshares, Inc. (Banks)	12
554	Copart, Inc. (Commercial Services & Supplies) (a)	31
143	Crane Co. (Machinery)	11
2,348	CSX Corp. (Road & Rail)	150
177	Cullen/Frost Bankers, Inc. (Banks)	19
463	Cummins, Inc. (Machinery)	62
375	DaVita Healthcare Partners, Inc. (Health Care Providers & Services) (a)	26
534	Dentsply Sirona, Inc. (Health Care Equipment & Supplies)	23
172	Dick’s Sporting Goods, Inc. (Specialty Retail)	6
216	Discovery Communications, Inc., Class – C (Media) (a)	6
143	Dolby Laboratories, Inc., Class – A (Electronic Equipment, Instruments & Components)	9
557	Dollar Tree, Inc. (Multiline Retail) (a)	47
260	Donaldson Company, Inc. (Machinery)	12
355	Dover Corp. (Machinery)	26

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
451	Dr. Pepper Snapple Group, Inc. (Beverages)	$55
72	Dril-Quip, Inc. (Energy Equipment & Services) (a)	4
219	Eaton Vance Corp. (Capital Markets)	11
680	Ecolab, Inc. (Chemicals)	95
524	Edwards Lifesciences Corp. (Health Care Equipment & Supplies) (a)	76
423	Expeditors International of Washington, Inc. (Air Freight & Logistics)	31
1,604	Express Scripts Holding Co. (Health Care Providers & Services) (a)	124
3,218	Exxon Mobil Corp. (Oil, Gas & Consumable Fuels)	266
167	F5 Networks, Inc. (Communications Equipment) (a)	28
90	FactSet Research Systems, Inc. (Capital Markets)	18
610	Fastenal Co. (Trading Companies & Distributors)	29
345	First Republic Bank (Banks)	34
1,231	Fiserv, Inc. (IT Services) (a)	91
218	FleetCor Technologies, Inc. (IT Services) (a)	46
306	Fluor Corp. (Construction & Engineering)	15
139	Fossil Group, Inc. (Textiles, Apparel & Luxury Goods) (a)	4
876	Franklin Resources, Inc. (Capital Markets)	28
210	GameStop Corp., Class – A (Specialty Retail)	3
452	Gap, Inc. (Specialty Retail)	15
1,494	General Mills, Inc. (Food Products)	66
104	Genesee & Wyoming, Inc., Class – A (Road & Rail) (a)	8
349	Genuine Parts Co. (Distributors)	32
2,142	Halliburton Co. (Energy Equipment & Services)	97
373	Henry Schein, Inc. (Health Care Providers & Services) (a)	27
336	Hershey Co. (Food Products)	31
181	Hexcel Corp. (Aerospace & Defense)	12
599	Hormel Foods Corp. (Food Products)	22
134	Hubbell, Inc. (Electrical Equipment)	14
172	IDEX Corp. (Machinery)	23
220	IDEXX Laboratories, Inc. (Health Care Equipment & Supplies) (a)	48
720	Illinois Tool Works, Inc. (Machinery)	99
7,245	Intel Corp. (Semiconductors & Semiconductor Equipment)	361
1,709	International Business Machines Corp. (IT Services)	239
173	International Flavors & Fragrances, Inc. (Chemicals)	21
657	Intuit, Inc. (Software)	134
68	IPG Photonics Corp. (Electronic Equipment, Instruments & Components) (a)	15
185	Jack Henry & Associates, Inc. (IT Services)	24
283	Jacobs Engineering Group, Inc. (Construction & Engineering)	18
92	John Wiley & Sons, Inc., Class – A (Media)	6
946	Kimberly-Clark Corp. (Household Products)	100

Shares	Security Description	Value (000)
	United States (continued)
426	Kohl’s Corp. (Multiline Retail)	$31
229	Laboratory Corporation of America Holdings (Health Care Providers & Services) (a)	41
87	Landstar System, Inc. (Road & Rail)	10
172	Lincoln Electric Holdings, Inc. (Machinery)	15
646	LKQ Corp. (Distributors) (a)	21
49	LogMeln, Inc. (Internet Software & Services)	5
245	Lululemon Athletica, Inc. (Textiles, Apparel & Luxury Goods) (a)	31
97	Lumentum Holdings, Inc. (Communications Equipment) (a)	6
1,361	Marsh & McLennan Companies, Inc. (Insurance)	112
2,000	MasterCard, Inc., Class – A (IT Services)	394
265	McCormick & Company, Inc. (Food Products)	31
2,018	McDonald’s Corp. (Hotels, Restaurants & Leisure)	317
596	McKesson Corp. (Health Care Providers & Services)	80
205	MEDNAX, Inc. (Health Care Providers & Services) (a)	9
63	Mettler-Toledo International, Inc. (Life Sciences Tools & Services) (a)	36
3,729	Microsoft Corp. (Software)	368
365	Molson Coors Brewing Co., Class – B (Beverages)	25
37	Morningstar, Inc. (Capital Markets)	5
90	MSC Industrial Direct Co., Inc., Class – A (Trading Companies & Distributors)	8
158	National Fuel Gas Co. (Gas Utilities)	8
209	National Instruments Corp. (Electronic Equipment, Instruments & Components)	9
871	National Oilwell Varco, Inc. (Energy Equipment & Services)	38
3,146	NIKE, Inc., Class – B (Textiles, Apparel & Luxury Goods)	250
291	Nordstrom, Inc. (Multiline Retail)	15
782	Norfolk Southern Corp. (Road & Rail)	118
1,849	Occidental Petroleum Corp. (Oil, Gas & Consumable Fuels)	155
264	Oceaneering International, Inc. (Energy Equipment & Services)	7
150	Old Dominion Freight Line, Inc. (Road & Rail)	22
6,398	Oracle Corp. (Software)	282
159	Patterson Companies, Inc. (Health Care Providers & Services)	4
758	Paychex, Inc. (IT Services)	52
2,871	PayPal Holdings, Inc. (IT Services) (a)	239
2,659	PepsiCo, Inc. (Beverages)	290
1,320	Phillips 66 (Oil, Gas & Consumable Fuels)	148
127	Polaris Industries, Inc. (Leisure Products)	16
729	Praxair, Inc. (Chemicals)	116
320	Quest Diagnostics, Inc. (Health Care Providers & Services)	35
424	Red Hat, Inc. (Software) (a)	57
311	ResMed, Inc. (Health Care Equipment & Supplies)	32
310	Robert Half International, Inc. (Professional Services)	20

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States (continued)
194	Rollins, Inc. (Commercial Services & Supplies)	$10
248	Roper Industries, Inc. (Industrial Conglomerates)	68
1,006	Ross Stores, Inc. (Specialty Retail)	86
652	S&P Global, Inc. (Capital Markets)	132
312	SCANA Corp. (Multi-Utilities)	12
2,942	Schlumberger Ltd. (Energy Equipment & Services)	196
135	Snap-on, Inc. (Machinery)	22
199	Sonoco Products Co. (Containers & Packaging)	10
142	Spirit Airlines, Inc. (Airlines) (a)	5
286	Sprouts Farmers Market, Inc. (Food & Staples Retailing) (a)	6
355	Stanley Black & Decker, Inc. (Machinery)	47
3,486	Starbucks Corp. (Hotels, Restaurants & Leisure)	170
1,510	Sysco Corp. (Food & Staples Retailing)	103
644	T. Rowe Price Group, Inc. (Capital Markets)	75
576	Tapestry, Inc. (Textiles, Apparel & Luxury Goods)	27
596	TD Ameritrade Holding Corp. (Capital Markets)	33
352	Teradata Corp. (IT Services) (a)	14
2,405	Texas Instruments, Inc. (Semiconductors & Semiconductor Equipment)	265
311	The Clorox Co. (Household Products)	42
6,212	The Coca-Cola Co. (Beverages)	272
67	The Dun & Bradstreet Corp. (Professional Services)	8
280	The J.M. Smucker Co. (Food Products)	30
1,522	The Kraft Heinz Co. (Food Products)	96
2,452	The Kroger Co. (Food & Staples Retailing)	70
34	The Madison Square Garden Co., Class – A (Media) (a)	11
132	The Middleby Corp. (Machinery) (a)	14
203	The Sherwin-Williams Co. (Chemicals)	83
2,358	The Southern Co. (Electric Utilities)	110
260	The Toro Co. (Machinery)	16
2,701	The Walt Disney Co. (Media)	282
254	Tiffany & Co. (Specialty Retail)	33
290	Tractor Supply Co. (Specialty Retail)	22
164	Ulta Salon, Cosmetics & Fragrance, Inc. (Specialty Retail) (a)	38
339	Under Armour, Inc., Class – A (Textiles, Apparel & Luxury Goods) (a)	8
341	Under Armour, Inc., Class – C (Textiles, Apparel & Luxury Goods) (a)	7
2,023	Union Pacific Corp. (Road & Rail)	287
791	V.F. Corp. (Textiles, Apparel & Luxury Goods)	64
76	Varex Imaging Corp. (Health Care Equipment & Supplies) (a)	3

Shares	Security Description	Value (000)
	United States (continued)
225	Varian Medical Systems, Inc. (Health Care Equipment & Supplies) (a)	$26
196	Versum Materials, Inc. (Semiconductors & Semiconductor Equipment)	7
2,856	Visa, Inc., Class – A (IT Services)	379
188	VMware, Inc., Class – A (Software) (a)	28
134	W.W. Grainger, Inc. (Trading Companies & Distributors)	41
213	Wabtec Corp. (Machinery)	21
3,654	Wal-Mart Stores, Inc. (Food & Staples Retailing)	313
181	Waters Corp. (Life Sciences Tools & Services) (a)	35
1,155	Western Union Co. (IT Services)	23
169	Williams-Sonoma, Inc. (Specialty Retail)	10
157	World Fuel Services Corp. (Oil, Gas & Consumable Fuels)	3
1,206	Xcel Energy, Inc. (Electric Utilities)	55
574	Xilinx, Inc. (Semiconductors & Semiconductor Equipment)	37

		13,769

	Total Common Stocks	28,933

	Preferred Stock — 0.03%
	Germany — 0.03%
115	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	9

	Total Preferred Stock	9

	Right — 0.00%
	Italy — 0.00%
10,702	Intesa Sanpaolo SpA (Banks) (a)	—

	Total Right	—

	Mutual Fund — 0.44%
129,845	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (b)	130

	Total Mutual Fund	130

	Total Investments (cost $23,982) — 98.84%	29,072
	Other assets in excess of liabilities — 1.16%	342

	Net Assets — 100.00%	$29,414

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Represents non-income producing security.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Catholic SRI Growth Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Catholic SRI Growth Portfolio	Cadence Capital Management, LLC	BNY Mellon Asset Management North America Corporation*	Total
Common Stocks	50.71%	47.66%	98.37%
Preferred Stock	0.03%	—	0.03%
Right	0.00%	—	0.00%
Mutual Fund	0.01%	0.43%	0.44%
Other Assets (Liabilities)	1.22%	-0.06%	1.16%

Total Net Assets	51.97%	48.03%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to portfolio of investments.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 86.92%
	Australia — 2.62%
106,043	APA Group (Gas Utilities)	$773
351,197	Aurizon Holdings Ltd. (Road & Rail)	1,125
173,190	AusNet Services (Electric Utilities)	206
207,407	Australia & New Zealand Banking Group Ltd. (Banks)	4,333
27,850	Bank of Queensland Ltd. (Banks)	210
34,426	Bendigo & Adelaide Bank Ltd. (Banks)	276
107,550	Coca-Cola Amatil Ltd. (Beverages)	732
71,102	Commonwealth Bank of Australia (Banks)	3,834
72,664	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	726
90,491	Dexus Property Group (Equity Real Estate Investment Trusts)	650
162,885	GPT Group (Equity Real Estate Investment Trusts)	610
115,826	Harvey Norman Holdings Ltd. (Multiline Retail)^	285
165,562	Insurance Australia Group Ltd. (Insurance)	1,045
14,987	Macquarie Group Ltd. (Capital Markets)	1,371
339,573	Mirvac Group (Equity Real Estate Investment Trusts)	545
33,917	National Australia Bank Ltd. (Banks)	688
103,826	QBE Insurance Group Ltd. (Insurance)	748
491,167	Scentre Group (Equity Real Estate Investment Trusts)	1,595
220,469	Stockland Trust Group (Equity Real Estate Investment Trusts)	648
89,944	Suncorp Group Ltd. (Insurance)	971
201,950	Sydney Airport (Transportation Infrastructure)	1,070
127,260	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	420
349,521	Transurban Group (Transportation Infrastructure)	3,095
312,200	Vicinity Centres (Equity Real Estate Investment Trusts)	598
140,345	Wesfarmers Ltd. (Food & Staples Retailing)	5,126
5,967	Westpac Banking Corp. (Banks)	129

		31,809

	Austria — 0.07%
3,019	ANDRITZ AG (Machinery)	160
4,220	Erste Group Bank AG (Banks)	176
5,808	OMV AG (Oil, Gas & Consumable Fuels)	330
4,326	Voestalpine AG (Metals & Mining)	199

		865

	Belgium — 0.08%
5,940	Ageas (Insurance)^	300
7,334	Belgacom SA (Diversified Telecommunication Services)	165
7,254	KBC Groep N.V. (Banks)	560

		1,025

Shares	Security Description	Value (000)
	Bermuda — 0.02%
99,167	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	$280

	Brazil — 0.24%
71,595	B3 SA (Capital Markets)	379
253,760	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels)	2,546

		2,925

	Canada — 3.26%
17,000	Canadian Imperial Bank of Commerce (Banks)	1,479
49,140	Canadian Pacific Railway Ltd. (Road & Rail)	9,007
22,825	Canadian Pacific Railway Ltd. (Road & Rail)	4,177
703,134	Encana Corp. (Oil, Gas & Consumable Fuels)	9,184
196,909	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	5,547
565,739	Manulife Financial Corp. (Insurance)	10,166

		39,560

	China — 1.75%
10,502	Alibaba Group Holding Ltd., ADR (Internet Software & Services) (a)	1,948
43,900	Baidu, Inc., ADR (Internet Software & Services) (a)	10,669
325,650	China Mobile Ltd. (Wireless Telecommunication Services)	2,893
3,600	Kweichow Moutai Co. Ltd. (Beverages)	397
285,500	Ping An Insurance (Group) Company of China Ltd. (Insurance)	2,627
40,800	Tencent Holdings Ltd. (Internet Software & Services)	2,048
7,598	Weibo Corp., ADR (Internet Software & Services) (a)	674

		21,256

	Denmark — 1.08%
9,831	Christian Hansen Holding A/S (Chemicals)	908
29,000	Danske Bank A/S (Banks)	908
8,303	Genmab A/S (Biotechnology) (a)	1,282
17,123	ISS A/S (Commercial Services & Supplies)	589
171,580	Novo Nordisk A/S, Class – B (Pharmaceuticals)	7,961
4,678	Tryg A/S (Insurance)	110
21,495	Vestas Wind Systems A/S (Electrical Equipment)	1,331

		13,089

	Finland — 0.53%
16,687	Elisa Oyj (Diversified Telecommunication Services)	773
51,461	Fortum Oyj (Electric Utilities)	1,228
25,154	Metso Oyj (Machinery)	843
27,142	Nokian Renkaat Oyj (Auto Components)	1,073
23,346	Orion Oyj, Class – B (Pharmaceuticals)	629
39,024	Sampo Oyj, Class – A (Insurance)	1,905

		6,451

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	France — 6.18%
21,684	Air Liquide SA (Chemicals)	$2,727
2,312	Amundi SA (Capital Markets)	160
12,394	Atos SE (IT Services)	1,693
100,873	AXA SA (Insurance)	2,476
205,797	BNP Paribas (Banks)	12,782
30,709	Bouygues SA (Construction & Engineering)	1,324
9,181	CNP Assurances (Insurance)	209
60,377	Credit Agricole SA (Banks)	806
22,313	Eiffage SA (Construction & Engineering) (b)	2,427
329,444	ENGIE (Multi-Utilities)	5,051
24,786	Eutelsat Communications (Media)	514
2,328	Fonciere des Regions (Equity Real Estate Investment Trusts)	242
3,487	Gecina SA (Equity Real Estate Investment Trusts)	583
2,624	Icade (Equity Real Estate Investment Trusts)	246
8,099	Ingenico Group SA (Electronic Equipment, Instruments & Components)	728
15,617	Klepierre (Equity Real Estate Investment Trusts)	588
16,446	Lagardere SCA (Media)	434
51,100	Natixism SA (Banks)	363
137,940	Orange SA (Diversified Telecommunication Services)	2,311
27,268	Publicis Groupe (Media)	1,877
12,427	Safran SA (Aerospace & Defense)	1,510
20,357	Sanofi-Aventis (Pharmaceuticals)	1,632
178,224	Schneider Electric SA (Electrical Equipment)	14,863
9,400	SCOR SE (Insurance)	349
3,817	Societe BIC SA (Commercial Services & Supplies)	354
41,846	Societe Generale (Banks)	1,765
26,231	Suez Environnement Co. (Multi-Utilities)	340
210,945	Total SA (Oil, Gas & Consumable Fuels)	12,860
7,068	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	1,557
33,108	Veolia Environnement (Multi-Utilities)	709
16,500	Vinci SA (Construction & Engineering)	1,587

		75,067

	Germany — 10.52%
34,329	Allianz SE (Insurance)	7,096
3,884	Axel Springer AG (Media)	281
194,386	BASF SE (Chemicals)	18,592
48,018	Bayer AG (Pharmaceuticals)	5,290
27,615	Bayerische Motoren Werke Aktiengesellschaft (Automobiles)	2,503
29,630	Beiersdorf AG (Personal Products)	3,364
77,911	Daimler AG, Registered Shares (Automobiles)	5,016
81,055	Deutsche Boerse AG (Capital Markets)	10,804

Shares	Security Description	Value (000)
	Germany (continued)
189,487	Deutsche Post AG (Air Freight & Logistics)	$6,189
134,740	Deutsche Telekom AG (Diversified Telecommunication Services)	2,088
2,159	Drillisch AG (Wireless Telecommunication Services)	123
13,879	Evonik Industries AG (Chemicals)	475
1,799	Hannover Rueckversicherung AG (Insurance)	224
5,128	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	466
5,597	Innogy SE (Multi-Utilities)	240
114,795	Linde AG (Chemicals)	27,388
2,938	MAN SE (Machinery)	333
14,697	Metro AG (Food & Staples Retailing)	182
4,818	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	1,019
20,838	ProSiebenSat.1 Media AG (Media)	529
139,067	SAP SE (Software)	16,068
13,221	Schaeffler AG (Auto Components)	172
48,751	Siemens AG (Industrial Conglomerates)	6,445
6,007	Symrise AG (Chemicals)	527
31,054	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	122
58,724	TUI AG (Hotels, Restaurants & Leisure)	1,288
19,716	Vonovia SE (Real Estate Management & Development)	938
61,972	Wirecard AG (IT Services)	9,983

		127,745

	Hong Kong — 1.77%
615,280	AIA Group Ltd. (Insurance) (b)	5,380
198,055	BOC Hong Kong (Holdings) Ltd. (Banks)	933
290,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	3,075
49,500	CK Infrastructure Holdings Ltd. (Electric Utilities)	367
101,593	CLP Holdings Ltd. (Electric Utilities)	1,094
334,000	Hanergy Thin Film Power Group Ltd. (Semiconductors & Semiconductor Equipment)* (a)	—
160,675	Hang Lung Properties Ltd. (Real Estate Management & Development)	331
39,806	Hang Seng Bank Ltd. (Banks)	995
98,472	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	521
213,073	HK Electric Investments Ltd. (Electric Utilities)	203
284,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	363
69,400	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	496
47,000	Hysan Development Co. (Real Estate Management & Development)	262
51,500	Kerry Properties Ltd. (Real Estate Management & Development)	246

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Hong Kong (continued)
160,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	$59
423,483	New World Development Co. Ltd. (Real Estate Management & Development)	596
115,000	NWS Holdings Ltd. (Industrial Conglomerates)	199
323,000	PCCW Ltd. (Diversified Telecommunication Services)	182
102,224	Power Assets Holdings Ltd. (Electric Utilities)	715
205,205	Sino Land Co. Ltd. (Real Estate Management & Development)	334
290,000	SJM Holdings Ltd. (Hotels, Restaurants & Leisure)	361
108,256	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,635
41,208	Swire Pacific Ltd., Class—A (Real Estate Management & Development)	436
83,200	Swire Properties Ltd. (Real Estate Management & Development)	308
51,600	The Bank of East Asia Ltd. (Banks)	206
154,917	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,415
982,500	WH Group Ltd. (Food Products)	800

		21,512

	Indonesia — 0.08%
5,157,500	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,022

	Ireland (Republic of) — 0.81%
50,685	CRH PLC (Construction Materials)	1,796
79,836	Experian PLC (Professional Services)	1,975
65,699	Medtronic PLC (Health Care Equipment & Supplies)	5,625
4,257	Paddy Power PLC (Hotels, Restaurants & Leisure)	472

		9,868

	Israel — 0.20%
1,865	Azrieli Group (Real Estate Management & Development)	93
137,361	Bank Hapoalim Ltd. (Banks)	930
212,172	Israel Chemicals Ltd. (Chemicals)	969
3,643	Mizrahi Tefahot Bank Ltd. (Banks)	67
14,018	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)	341

		2,400

	Italy — 2.53%
245,161	Assicurazioni Generali SpA (Insurance)	4,114
34,489	Atlantia SpA (Transportation Infrastructure)	1,020
270,052	Enel SpA (Electric Utilities)	1,500
216,469	Eni SpA (Oil, Gas & Consumable Fuels)	4,021
1,476,908	Intesa Sanpaolo SpA (Banks)	4,288
36,549	Intesa Sanpaolo SpA (Banks)	111
15,371	Mediobanca SpA (Banks)	143
18,408	Poste Italiane SpA (Insurance)	154

Shares	Security Description	Value (000)
	Italy (continued)
204,505	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	$854
297,031	Telecom Italia SpA (Diversified Telecommunication Services)	194
61,694	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	334
835,969	Unicredit SpA (Banks)	13,954
42,893	UnipolSai SpA (Insurance)^	95

		30,782

	Japan — 16.27%
3,600	ABC-Mart, Inc. (Specialty Retail)	197
4,361	AEON Credit Service Co. Ltd. (Consumer Finance)	93
19,300	Aisin Seiki Co. Ltd. (Auto Components)	880
37,900	Amada Holdings Co. Ltd. (Machinery)	365
4,916	Aozora Bank Ltd. (Banks)	187
22,345	Asahi Glass Co. Ltd. (Building Products)	871
140,600	Asahi Kasei Corp. (Chemicals)	1,788
227,100	Astellas Pharma, Inc. (Pharmaceuticals)	3,465
8,180	Benesse Holdings, Inc. (Diversified Consumer Services)	290
72,311	Bridgestone Corp. (Auto Components)	2,831
25,600	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	506
23,800	CALBEE, Inc. (Food Products)	896
115,010	Canon, Inc. (Technology Hardware, Storage & Peripherals)	3,772
26,400	Casio Computer Co. Ltd. (Household Durables)	430
36,500	Chubu Electric Power Company, Inc. (Electric Utilities)	548
28,688	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	642
31,300	Daicel Corp. (Chemicals)	347
66,778	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	2,556
3,979	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	647
31,050	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	1,060
91	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)	216
47,000	Daiwa Securities Group, Inc. (Capital Markets)	273
53,500	Denso Corp. (Auto Components)	2,616
119,200	East Japan Railway Co. (Road & Rail)	11,430
29,157	Eisai Co. Ltd. (Pharmaceuticals)	2,055
8,100	Electric Power Development Co. Ltd. (Independent Power & Renewable Electricity Producers)	209
68,498	Fuji Heavy Industries Ltd. (Automobiles)	1,996
44,300	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	1,731
216,000	Fujitsu Ltd. (IT Services)	1,311
33,886	Fukuoka Financial Group, Inc. (Banks)	171

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
28,600	Hino Motors Ltd. (Machinery)	$306
12,000	Hitachi Chemical Co. Ltd. (Chemicals)	242
546,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	3,855
189,136	Honda Motor Co. Ltd. (Automobiles)	5,557
17,000	Iida Group Holdings Co. Ltd. (Household Durables)	328
66,900	Isuzu Motors Ltd. (Automobiles)	889
163,817	ITOCHU Corp. (Trading Companies & Distributors)	2,971
309,400	Japan Airlines Co. Ltd. (Airlines)	10,979
63,400	Japan Exchange Group, Inc. (Capital Markets)	1,179
17,500	Japan Post Bank Co. Ltd. (Banks)	204
66,600	Japan Post Holdings Co. Ltd. (Insurance)	730
51	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	185
70	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	371
159	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	287
15,400	Japan Tobacco, Inc. (Tobacco)	431
30,079	JS Group Corp. (Building Products)	602
20,954	JSR Corp. (Chemicals)	357
27,400	JTEKT Corp. (Machinery)	373
364,857	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	2,539
100,000	Kajima Corp. (Construction & Engineering)	775
551,800	KDDI Corp. (Wireless Telecommunication Services)	15,107
105,245	Komatsu Ltd. (Machinery)	3,011
53,900	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	501
39,584	Kuraray Co. Ltd. (Chemicals)	546
35,300	Kyocera Corp. (Electronic Equipment, Instruments & Components)	1,992
14,300	Kyushu Financial Holdings, Inc. (Banks)	69
6,494	Lawson, Inc. (Food & Staples Retailing)	406
180,916	Marubeni Corp. (Trading Companies & Distributors)	1,381
23,800	Marui Group Co. Ltd. (Multiline Retail)	502
6,387	Maruichi Steel Tube Ltd. (Metals & Mining)	217
41,900	Mebuki Financial Group, Inc. (Banks)	141
160,100	Mitsubishi Chemical Holdings Corp. (Chemicals)	1,341
164,645	Mitsubishi Corp. (Trading Companies & Distributors)	4,578
36,000	Mitsubishi Heavy Industries Ltd. (Machinery)	1,311
12,300	Mitsubishi Materials Corp. (Metals & Mining)	338

Shares	Security Description	Value (000)
	Japan (continued)
24,926	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	$431
517,505	Mitsubishi UFJ Financial Group, Inc. (Banks)	2,950
12,000	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	74
188,488	Mitsui & Co. Ltd. (Trading Companies & Distributors)	3,146
20,700	Mitsui Chemicals, Inc. (Chemicals)	552
5,200	Mixi, Inc. (Internet Software & Services)	132
1,001,677	Mizuho Financial Group, Inc. (Banks)	1,688
19,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	613
28,900	NEC Corp. (Technology Hardware, Storage & Peripherals)	794
28,900	NGK Insulators Ltd. (Machinery)	515
10,000	NH Foods Ltd. (Food Products)	404
80	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	462
10,084	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	281
104	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	216
85,700	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	1,684
37,800	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	1,720
258,454	Nissan Motor Co. Ltd. (Automobiles)	2,517
11,800	NOK Corp. (Auto Components)	229
6,811	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	151
241	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	340
14,300	Nomura Research Institute Ltd. (IT Services)	694
68,400	NTT Data Corp. (IT Services)	788
75,725	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	1,931
70,800	Obayashi Corp. (Construction & Engineering)	737
21,500	OMRON Corp. (Electronic Equipment, Instruments & Components)	1,004
36,700	ORIX Corp. (Diversified Financial Services)	581
21,342	Osaka Gas Co. Ltd. (Gas Utilities)	442
42,715	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	2,070
12,100	Park24 Co. Ltd. (Commercial Services & Supplies)	330
92,138	Resona Holdings, Inc. (Banks)	493
77,283	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	709
13,800	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,159
5,515	Sankyo Co. Ltd. (Leisure Products)	216
5,000	SBI Holdings, Inc. (Capital Markets)	129

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
21,700	Sega Sammy Holdings, Inc. (Leisure Products)	$372
30,496	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	531
64,352	Sekisui House Ltd. (Household Durables)	1,139
84,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	3,688
25,200	Seven Bank Ltd. (Banks)	77
23,594	Showa Shell Sekiyu KK (Oil, Gas & Consumable Fuels)	352
176,300	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	7,135
7,608	Sony Financial Holdings, Inc. (Insurance)	145
179,000	Sumitomo Chemical Co. Ltd. (Chemicals)	1,015
130,186	Sumitomo Corp. (Trading Companies & Distributors)	2,140
83,100	Sumitomo Electric Industries Ltd. (Auto Components)	1,239
47,824	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	1,831
192,248	Sumitomo Mitsui Financial Group, Inc. (Banks)	7,478
14,083	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	559
20,591	Sumitomo Rubber Industries Ltd. (Auto Components)	327
24,000	T&D Holdings, Inc. (Insurance)	361
108,511	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	4,586
21,500	Teijin Ltd. (Chemicals)	395
15,442	The Chugoku Electric Power Company, Inc. (Electric Utilities)	200
44,700	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	798
39,200	The Kansai Electric Power Co., Inc. (Electric Utilities)	572
21,000	The Shizuoka Bank Ltd. (Banks)	190
13,600	The Yokohama Rubber Co. Ltd. (Auto Components)^	283
25,200	Tohoku Electric Power Co., Inc. (Electric Utilities)	308
27,700	Tokio Marine Holdings, Inc. (Insurance)	1,299
18,800	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	3,230
21,400	Tokyo Gas Co. Ltd. (Gas Utilities)	568
58,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	455
7,500	Toyoda Gosei Co. Ltd. (Auto Components)	190
18,100	Toyota Industries Corp. (Auto Components)	1,015
157,600	Toyota Motor Corp. (Automobiles)	10,207
23,270	Toyota Tsusho Corp. (Trading Companies & Distributors)	780
13,227	Trend Micro, Inc. (Software)	755

Shares	Security Description	Value (000)
	Japan (continued)
168	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	$261
24,700	USS Co. Ltd. (Specialty Retail)	470
18,300	West Japan Railway Co. (Road & Rail)	1,350
167,100	Yahoo Japan Corp. (Internet Software & Services)^	555
70,100	Yamada Denki Co. Ltd. (Specialty Retail)^	349
32,500	Yamaha Motor Co. Ltd. (Automobiles)	818
25,200	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	449

		197,634

	Jersey — 0.32%
712,341	Glencore International PLC (Metals & Mining)	3,402
30,347	WPP PLC (Media)	478

		3,880

	Luxembourg — 0.06%
7,110	Millicom International Cellular SA (Wireless Telecommunication Services)	420
3,163	RTL Group (Media)	215
5,409	SES – FDR, Class – A (Media)	99

		734

	Netherlands — 3.90%
12,755	ABN AMRO Group N.V. (Banks)	331
52,600	AEGON N.V. (Insurance)	315
57,236	Airbus Group N.V. (Aerospace & Defense)	6,701
142,364	Akzo Nobel N.V. (Chemicals)	12,189
15,859	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	3,143
679,752	ING Groep N.V. (Banks)	9,785
139,537	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	380
101,101	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	2,421
7,355	Koninklijke Boskalis Westminster N.V. (Construction & Engineering)^	214
7,484	Koninklijke DSM N.V. (Chemicals)	753
75,164	Koninklijke Philips Electronics N.V. (Industrial Conglomerates)	3,197
5,542	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	256
9,118	NN Group N.V. (Insurance)	371
9,537	Randstad Holding N.V. (Professional Services)	561
120,269	Unilever N.V. (Personal Products)	6,711

		47,328

	New Zealand — 0.08%
94,050	Fletcher Building Ltd. (Construction Materials)	442
72,471	Meridian Energy Ltd. (Independent Power & Renewable Electricity Producers)	153
171,722	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	434

		1,029

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Norway — 0.45%
132,650	Equinor ASA (Oil, Gas & Consumable Fuels)	$3,525
9,727	Gjensidige Forsikring ASA (Insurance)	160
47,866	Marine Harvest ASA (Food Products)	954
43,086	Telenor ASA (Diversified Telecommunication Services)	885

		5,524

	Portugal — 0.14%
441,979	EDP – Energias de Portugal SA (Electric Utilities)	1,755

	Russia — 0.18%
120,994	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	2,172

	Singapore — 0.75%
397,672	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	770
400,444	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	488
395,915	CapitaMall Trust (Equity Real Estate Investment Trusts)	602
707,700	ComfortDelGro Corp. Ltd. (Road & Rail)	1,221
1,710,900	Hutchison Port Holdings Trust (Transportation Infrastructure)	479
172,500	SATS Ltd. (Transportation Infrastructure)	633
64,600	Singapore Exchange Ltd. (Capital Markets)	340
69,600	Singapore Press Holdings Ltd. (Media)	133
383,427	Singapore Tech Engineering (Aerospace & Defense)	926
1,339,679	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	3,029
405,380	Suntec REIT (Equity Real Estate Investment Trusts)	515

		9,136

	South Korea — 1.45%
175,400	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	7,342
49,084	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	10,263

		17,605

	Spain — 1.52%
95,647	Abertis Infraestructuras SA (Transportation Infrastructure)	2,051
157,036	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,114
1,020,302	CaixaBank SA (Banks)	4,415
52,344	Corporacion Mapfre (Insurance)	158
30,944	Enagas (Oil, Gas & Consumable Fuels)	905
21,929	Endesa (Electric Utilities)^	484
23,373	Gas Natural SDG SA (Gas Utilities)^	619
404,552	Iberdrola SA (Electric Utilities)	3,130
103,356	Red Electrica Corp. (Electric Utilities)	2,105

Shares	Security Description	Value (000)
	Spain (continued)
171,907	Repsol YPF SA (Oil, Gas & Consumable Fuels)	$3,365
10,640	Telefonica SA (Diversified Telecommunication Services)	90

		18,436

	Sweden — 1.22%
40,821	Alfa Laval AB (Machinery)	969
59,586	Hennes & Mauritz AB, B Shares (Specialty Retail)^	888
17,354	ICA Gruppen AB (Food & Staples Retailing)^	532
245,398	Nordea Bank AB (Banks)	2,366
121,035	Skandinaviska Enskilda Banken AB, Class – A (Banks)	1,151
73,187	Skanska AB, B Shares (Construction & Engineering)	1,331
124,286	Svenska Handelsbanken AB, A Shares (Banks)	1,382
72,578	Swedbank AB, A Shares (Banks)	1,555
38,949	Tele2 AB, B Shares (Wireless Telecommunication Services)	458
411,766	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	3,185
211,473	TeliaSonera AB (Diversified Telecommunication Services)	967

		14,784

	Switzerland — 8.39%
892,636	ABB Ltd., Registered Shares (Electrical Equipment)	19,577
28,003	Adecco SA, Registered Shares (Professional Services)	1,662
3,187	Baloise Holding AG, Registered Shares (Insurance)	465
52,201	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	4,436
170,000	Credit Suisse Group AG (Capital Markets)	2,567
49,483	Ferguson PLC (Trading Companies & Distributors)	4,016
2,019	Givaudan SA (Chemicals)	4,593
9,480	Idorsia Ltd. (Biotechnology) (a)	252
9,851	Kuehne & Nagel International Ltd. (Marine)	1,485
80,316	LafargeHolcim Ltd., Registered Shares (Construction Materials)	3,925
6,353	Lonza Group AG (Life Sciences Tools & Services)	1,691
70,850	Nestle SA (Food Products)	5,504
316,591	Novartis AG, Registered Shares (Pharmaceuticals)	24,077
1,689	Pargesa Holding SA (Diversified Financial Services)	143
50,072	Roche Holding AG (Pharmaceuticals)	11,156
942	SGS SA, Registered Shares (Professional Services)	2,514
4,452	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)	800
19,246	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	430

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
2,089	Swiss Life Holding AG (Insurance)	$728
6,385	Swiss Prime Site AG (Real Estate Management & Development)	588
20,561	Swiss Re AG (Insurance)	1,780
2,253	Swisscom AG (Diversified Telecommunication Services)	1,009
1,990	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	947
157,843	UBS Group AG (Capital Markets)	2,444
17,269	Zurich Financial Services AG (Insurance)	5,130

		101,919

	United Kingdom — 20.02%
9,366	Admiral Group PLC (Insurance)	236
25,558	Aon PLC (Insurance)	3,506
277,313	AstraZeneca PLC (Pharmaceuticals)	19,222
1,481,769	Aviva PLC (Insurance)	9,854
31,399	Babcock International Group PLC (Commercial Services & Supplies)	339
412,658	BAE Systems PLC (Aerospace & Defense)	3,522
1,252,516	Balfour Beatty PLC (Construction & Engineering)	4,689
4,658,241	Barclays PLC (Banks)	11,617
134,440	Barratt Developments PLC (Household Durables)	914
494,784	BHP Billiton PLC (Metals & Mining)	11,138
3,539,000	BP PLC (Oil, Gas & Consumable Fuels)	27,004
51,346	British American Tobacco PLC (Tobacco)	2,595
65,074	British Land Co. PLC (Equity Real Estate Investment Trusts)	577
86,883	Capita PLC (Professional Services)	183
116,707	Carnival PLC (Hotels, Restaurants & Leisure)	6,694
76,494	Centrica PLC (Multi-Utilities)	159
1,151,217	Cobham PLC (Aerospace & Defense) (a)	1,954
7,125	Coca-Cola European Partners PLC (Beverages)	290
772,115	ConvaTec Group PLC (Health Care Equipment & Supplies) (b)	2,164
146,372	Diageo PLC (Beverages)	5,257
65,386	Direct Line Insurance Group PLC (Insurance)	296
202,304	G4S PLC (Commercial Services & Supplies)	715
895,501	GlaxoSmithKline PLC (Pharmaceuticals)	18,076
54,523	Hammerson PLC (Equity Real Estate Investment Trusts)	376
1,200,709	HSBC Holdings PLC (Banks)	11,260
3,079	Imperial Tobacco Group PLC (Tobacco)	115
20,674	Investec PLC (Capital Markets)	147
61,386	ITV PLC (Media)	141

Shares	Security Description	Value (000)
	United Kingdom (continued)
208,954	J Sainsbury PLC (Food & Staples Retailing)	$886
16,245	Johnson Matthey PLC (Chemicals)	776
49,074	Land Securities Group PLC (Equity Real Estate Investment Trusts)	620
288,974	Legal & General Group PLC (Insurance)	1,014
10,210,398	Lloyds Banking Group PLC (Banks)	8,495
31,011	London Stock Exchange Group (Capital Markets)	1,829
8,321	Marks & Spencer Group PLC (Multiline Retail)	32
117,355	Micro Focus International PLC (Software)	2,049
230,324	National Grid PLC (Multi-Utilities)	2,548
19,012	Next PLC (Multiline Retail)	1,518
53,990	Pearson PLC (Media)	630
38,398	Persimmon PLC (Household Durables)	1,284
562,207	Prudential PLC (Insurance)	12,867
329,487	Rentokil Initial PLC (Commercial Services & Supplies)	1,525
178,273	Rio Tinto PLC (Metals & Mining)	9,882
541,383	Rolls-Roycec Holdings PLC (Aerospace & Defense)	7,059
30,289,168	Rolls-Royce Holdings PLC, Class C Redemption Shares (Aerospace & Defense)	40
240,853	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	8,355
602,799	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	21,583
114,985	Royal Mail PLC (Air Freight & Logistics)	767
15,391	Severn Trent PLC (Water Utilities)	402
587,370	SSE PLC (Electric Utilities)	10,502
182,239	Standard Chartered PLC (Banks)	1,665
101,479	Standard Life PLC (Insurance)	436
436,774	Taylor Wimpey PLC (Household Durables)	1,031
16,377	The Berkeley Group Holdings PLC (Household Durables)	818
42,640	United Utilities Group PLC (Water Utilities)	429
464,172	Vodafone Group PLC (Wireless Telecommunication Services)	1,126

		243,208

	United States — 0.43%
2,055	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	3,494
677	MercadoLibre, Inc. (Internet Software & Services)	202
12,914	WABCO Holdings, Inc. (Machinery) (a)	1,511

		5,207

	Total Common Stocks	1,056,007

	Preferred Stocks — 1.79%
	Brazil — 0.17%
468,795	Petroleo Brasileiro SA — Preferred (Oil, Gas & Consumable Fuels) (a)	2,077

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Preferred Stocks (continued)
	Germany — 1.62%
3,980	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	$317
27,999	Henkel AG & Co. KGaA – Preferred (Household Products)	3,580
94,635	Volkswagen AG – Preferred (Automobiles)	15,717

		19,614

	Total Preferred Stocks	21,691

	Right — 0.00%
	Italy — 0.00%
1,513,457	Intesa Sanpaolo SpA (Banks) (a)(c)	—

	Total Right	—

Principal Amount (000)
	Time Deposit — 2.14%
$25,972	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	25,972

	Total Time Deposit	25,972

Shares
	Mutual Funds — 1.91%
1,369,120	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.68% (d)	1,369
1,387,283	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (d)	1,387
20,390,734	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (d)	20,391

	Total Mutual Funds	23,147

Principal Amount (000)	Security Description	Value (000)
	Repurchase Agreement – 0.19%
$2,330	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $2,329,981 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $2,376,187)^^	$2,330

	Total Repurchase Agreement	2,330

	Total Investments (cost $963,374) — 92.95%	1,129,147
	Other assets in excess of liabilities — 7.05%	85,705

	Net Assets – 100.00%	$1,214,852

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2018 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $4,489 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	This security has been deemed illiquid by the Specialist Manager and represents 0.00% of the Portfolio’s net assets.

(d)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

FDR—Fiduciary Depositary Receipt

REIT—Real Estate Investment Trust

See accompanying notes to financial statements.

HC CAPITAL TRUST

The International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Causeway Capital Management LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	13.00%	43.40%	30.52%	—	—	86.92%
Preferred Stocks	0.47%	0.03%	1.29%	—	—	1.79%
Right	0.00%	—	—	—	—	0.00%
Time Deposit	0.59%	—	1.55%	—	—	2.14%
Mutual Funds	—	0.23%	—	1.68%	0.00%	1.91%
Repurchase Agreement	—	0.19%	—	—	—	0.19%
Other Assets (Liabilities)	0.03%	6.48%	0.17%	0.37%	0.00%	7.05%

Total Net Assets	14.09%	50.33%	33.53%	2.05%	0.00%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	1,046	9/21/18	$102,268	$(2,747)

			$102,268	$(2,747)

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Japanese Yen Future	107	9/17/18	$12,128	$63

			$12,128	$63

	Total Unrealized Appreciation			$63
	Total Unrealized Depreciation			(2,747)

	Total Net Unrealized Appreciation/(Depreciation)			$(2,684)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 90.76%
	Australia — 4.50%
107,802	AGL Energy Ltd. (Multi-Utilities)	$1,793
794,934	Alumina Ltd. (Metals & Mining)	1,647
270,053	AMP Ltd. (Diversified Financial Services)	711
195,648	APA Group (Gas Utilities)	1,426
64,582	APN Outdoor Group Ltd. (Media)	300
124,357	Aristocrat Leisure Ltd. (Hotels, Restaurants & Leisure)	2,842
667,314	Aurizon Holdings Ltd. (Road & Rail)	2,138
355,318	AusNet Services (Electric Utilities)	422
400,553	Australia & New Zealand Banking Group Ltd. (Banks)	8,369
56,813	Bank of Queensland Ltd. (Banks)	428
67,062	Bendigo & Adelaide Bank Ltd. (Banks)	538
90,041	BlueScope Steel Ltd. (Metals & Mining)	1,150
16,524	CIMIC Group Ltd. (Construction & Engineering)	517
246,458	Coca-Cola Amatil Ltd. (Beverages)	1,678
8,701	Cochlear Ltd. (Health Care Equipment & Supplies)	1,289
237,910	Commonwealth Bank of Australia (Banks)	12,828
136,812	Crown Resorts Ltd. (Hotels, Restaurants & Leisure)	1,367
54,319	CSL Ltd. (Biotechnology)	7,742
171,020	Dexus Property Group (Equity Real Estate Investment Trusts)	1,229
310,631	GPT Group (Equity Real Estate Investment Trusts)	1,163
224,005	Harvey Norman Holdings Ltd. (Multiline Retail)^	550
312,698	Insurance Australia Group Ltd. (Insurance)	1,973
200,802	Link Administration Holdings Ltd. (IT Services)	1,089
28,844	Macquarie Group Ltd. (Capital Markets)	2,639
649,333	Mirvac Group (Equity Real Estate Investment Trusts)	1,043
358,425	National Australia Bank Ltd. (Banks)	7,269
283,569	Qantas Airways Ltd. (Airlines)	1,292
2,311	Rio Tinto Ltd. (Metals & Mining)	143
203,651	Saracen Mineral Holdings Ltd. (Metals & Mining) (a)	330
933,347	Scentre Group (Equity Real Estate Investment Trusts)	3,031
33,638	Smartgroup Corp. Ltd. (Commercial Services & Supplies)	290
98,915	South32 Ltd. (Metals & Mining)	264
425,998	Stockland Trust Group (Equity Real Estate Investment Trusts)	1,251
170,883	Suncorp Group Ltd. (Insurance)	1,845
383,362	Sydney Airport (Transportation Infrastructure)	2,031
678,057	Tabcorp Holdings Ltd. (Hotels, Restaurants & Leisure)	2,238
824,154	Telstra Corp. Ltd. (Diversified Telecommunication Services)	1,598
661,474	Transurban Group (Transportation Infrastructure)	5,858

Shares	Security Description	Value (000)
	Australia (continued)
596,278	Vicinity Centres (Equity Real Estate Investment Trusts)	$1,143
265,236	Wesfarmers Ltd. (Food & Staples Retailing)	9,687
457,481	Westpac Banking Corp. (Banks)	9,918

		105,059

	Austria — 0.11%
6,457	ANDRITZ AG (Machinery)	343
19,751	Erste Group Bank AG (Banks)	824
10,944	OMV AG (Oil, Gas & Consumable Fuels)	621
17,276	Voestalpine AG (Metals & Mining)	796

		2,584

	Belgium — 0.60%
11,909	Ageas (Insurance)^	601
117,158	Anheuser-Busch InBev N.V. (Beverages)	11,834
15,442	Belgacom SA (Diversified Telecommunication Services)	348
14,378	KBC Groep N.V. (Banks)	1,110

		13,893

	Bermuda — 0.03%
224,000	Yue Yuen Industrial Holdings Ltd. (Textiles, Apparel & Luxury Goods)	632

	Brazil — 0.15%
89,982	B3 SA (Capital Markets)	477
305,448	Petroleo Brasileiro SA, ADR (Oil, Gas & Consumable Fuels)	3,064

		3,541

	Canada — 1.89%
13,798	Canadian Imperial Bank of Commerce (Banks)	1,200
55,818	Canadian Pacific Railway Ltd. (Road & Rail)	10,231
28,406	Canadian Pacific Railway Ltd. (Road & Rail)	5,199
773,725	Encana Corp. (Oil, Gas & Consumable Fuels)	10,106
221,049	Gildan Activewear, Inc. (Textiles, Apparel & Luxury Goods)	6,227
622,631	Manulife Financial Corp. (Insurance)	11,188

		44,151

	China — 1.80%
13,761	Alibaba Group Holding Ltd., ADR (Internet Software & Services) (a)	2,553
48,400	Baidu, Inc., ADR (Internet Software & Services) (a)	11,760
1,004,827	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	2,042
1,576,482	China Mobile Ltd. (Wireless Telecommunication Services)	14,006
33,900	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	2,139
4,440	Kweichow Moutai Co. Ltd. (Beverages)	490
9,601	NetEase, Inc., ADR (Internet Software & Services)	2,426
340,500	Ping An Insurance (Group) Company of China Ltd. (Insurance)	3,134

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
51,300	Tencent Holdings Ltd. (Internet Software & Services)	$2,575
9,583	Weibo Corp., ADR (Internet Software & Services) (a)	851

		41,976

	Denmark — 1.22%
16,741	Carlsberg A/S, Class – B (Beverages)	1,972
16,642	Christian Hansen Holding A/S (Chemicals)	1,538
71,540	Danske Bank A/S (Banks)	2,240
14,735	Dong Energy A/S (Electric Utilities)	892
10,426	Genmab A/S (Biotechnology) (a)	1,610
6,364	H. Lundbeck A/S (Pharmaceuticals)	447
29,142	ISS A/S (Commercial Services & Supplies)	1,002
350,242	Novo Nordisk A/S, Class – B (Pharmaceuticals)	16,251
10,029	Tryg A/S (Insurance)	236
36,381	Vestas Wind Systems A/S (Electrical Equipment)	2,253

		28,441

	Finland — 0.61%
32,420	DNA OYJ (Diversified Telecommunication Services)	776
37,718	Elisa Oyj (Diversified Telecommunication Services)	1,747
141,836	Fortum Oyj (Electric Utilities)	3,385
61,393	Nokian Renkaat Oyj (Auto Components)	2,426
57,049	Orion Oyj, Class – B (Pharmaceuticals)	1,538
90,588	Sampo Oyj, Class – A (Insurance)	4,422

		14,294

	France — 7.34%
65,540	Air France-KLM (Airlines) (a)	534
27,334	Air Liquide SA (Chemicals)	3,438
4,612	Amundi SA (Capital Markets)	320
21,926	Atos SE (IT Services)	2,994
410,685	AXA SA (Insurance)	10,078
301,524	BNP Paribas (Banks)	18,727
55,291	Bouygues SA (Construction & Engineering)	2,383
140,313	Carrefour SA (Food & Staples Retailing)^	2,272
14,059	Casino Guichard-Perrachon SA (Food & Staples Retailing)	546
16,691	CNP Assurances (Insurance)	380
145,653	Credit Agricole SA (Banks)	1,945
28,020	Eiffage SA (Construction & Engineering) (b)	3,049
492,390	ENGIE (Multi-Utilities)	7,549
44,887	Eutelsat Communications (Media)	931
14,049	Faurecia (Auto Components)	1,003
4,280	Fonciere des Regions (Equity Real Estate Investment Trusts)	445
5,962	Gecina SA (Equity Real Estate Investment Trusts)	998
4,961	Icade (Equity Real Estate Investment Trusts)	465

Shares	Security Description	Value (000)
	France (continued)
14,278	Ingenico Group SA (Electronic Equipment, Instruments & Components)	$1,284
14,441	Ipsen SA (Pharmaceuticals)	2,266
28,299	Klepierre (Equity Real Estate Investment Trusts)	1,066
7,981	L’Oreal SA (Personal Products)	1,971
96,913	Natixism SA (Banks)	688
6,506	Nexity (Real Estate Management & Development)	411
246,078	Orange (Diversified Telecommunication Services)	4,122
111,246	Peugeot SA (Automobiles)	2,541
48,621	Publicis Groupe (Media)	3,346
45,960	Renault SA (Automobiles)^	3,909
72,309	Rexel SA (Trading Companies & Distributors)	1,040
24,720	Safran SA (Aerospace & Defense)	3,003
240,026	Sanofi-Aventis (Pharmaceuticals)	19,241
261,607	Schneider Electric SA (Electrical Equipment)	21,817
17,335	SCOR SE (Insurance)	644
6,995	Societe BIC SA (Commercial Services & Supplies)	649
118,754	Societe Generale (Banks)	5,008
21,320	Sodexo (Hotels, Restaurants & Leisure)^	2,132
48,807	Suez Environnement Co. (Multi-Utilities)	633
2,715	Thales SA (Aerospace & Defense)	350
504,160	Total SA (Oil, Gas & Consumable Fuels)	30,736
13,873	Unibail-Rodamco-Westfield (Equity Real Estate Investment Trusts)	3,054
60,922	Veolia Environnement (Multi-Utilities)	1,304
20,565	Vinci SA (Construction & Engineering)	1,978

		171,250

	Germany — 9.31%
76,517	Allianz SE (Insurance)	15,816
8,164	Axel Springer AG (Media)	591
293,226	BASF SE (Chemicals)	28,046
108,557	Bayer AG (Pharmaceuticals)	11,960
55,415	Bayerische Motoren Werke Aktiengesellschaft (Automobiles)	5,023
36,697	Beiersdorf AG (Personal Products)	4,167
17,497	Continental AG (Auto Components)	3,995
82,308	Covestro AG (Chemicals)	7,345
163,753	Daimler AG, Registered Shares (Automobiles)	10,542
100,991	Deutsche Boerse AG (Capital Markets)	13,461
134,378	Deutsche Lufthansa AG, Registered Shares (Airlines)	3,232
353,777	Deutsche Post AG (Air Freight & Logistics)	11,555
330,883	Deutsche Telekom AG (Diversified Telecommunication Services)	5,127
4,866	Drillisch AG (Wireless Telecommunication Services)	277
27,173	Evonik Industries AG (Chemicals)	931
4,054	Hannover Rueckversicherung AG (Insurance)	506

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Germany (continued)
21,699	Hugo Boss AG (Textiles, Apparel & Luxury Goods)	$1,970
22,990	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	586
132,817	Linde AG (Chemicals)	31,686
6,107	MAN SE (Machinery)	691
29,982	Metro AG (Food & Staples Retailing)	371
9,909	Muenchener Rueckversicherungs-Gesellschaft AG (Insurance)	2,095
40,726	ProSiebenSat.1 Media AG (Media)	1,033
8,027	Rheinmetall AG (Industrial Conglomerates)	886
218,142	SAP SE (Software)	25,205
72,401	Schaeffler AG (Auto Components)	943
99,177	Siemens AG (Industrial Conglomerates)	13,112
7,108	Siltronic AG (Semiconductors & Semiconductor Equipment)	1,017
7,487	Symrise AG (Chemicals)	657
66,176	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	261
39,635	Vonovia SE (Real Estate Management & Development)	1,886
77,124	Wirecard AG (IT Services)	12,424

		217,397

	Hong Kong — 2.18%
765,718	AIA Group Ltd. (Insurance) (b)	6,695
431,005	BOC Hong Kong (Holdings) Ltd. (Banks)	2,030
216,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	1,715
679,000	CK Hutchison Holdings Ltd. (Industrial Conglomerates)	7,201
103,000	CK Infrastructure Holdings Ltd. (Electric Utilities)	763
251,419	CLP Holdings Ltd. (Electric Utilities)	2,708
21,983	Global Cord Blood Corp. (Health Care Providers & Services) (a)	209
588,000	Hanergy Thin Film Power Group Ltd. (Semiconductors & Semiconductor Equipment) (a)	—
326,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	672
87,709	Hang Seng Bank Ltd. (Banks)	2,194
204,414	Henderson Land Development Co. Ltd. (Real Estate Management & Development)	1,081
423,377	HK Electric Investments Ltd. (Electric Utilities)	404
581,000	HKT Trust & HKT Ltd. (Diversified Telecommunication Services)	742
44,300	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	1,333
180,400	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	1,290
98,000	Hysan Development Co. (Real Estate Management & Development)	547
100,000	Kerry Properties Ltd. (Real Estate Management & Development)	479

Shares	Security Description	Value (000)
	Hong Kong (continued)
1,806,000	Li & Fung Ltd. (Textiles, Apparel & Luxury Goods)	$663
903,000	New World Development Co. Ltd. (Real Estate Management & Development)	1,271
229,000	NWS Holdings Ltd. (Industrial Conglomerates)	396
639,000	PCCW Ltd. (Diversified Telecommunication Services)	360
214,538	Power Assets Holdings Ltd. (Electric Utilities)	1,500
479,839	Sino Land Co. Ltd. (Real Estate Management & Development)	780
222,040	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	3,350
82,326	Swire Pacific Ltd., Class – A (Real Estate Management & Development)	872
180,200	Swire Properties Ltd. (Real Estate Management & Development)	666
52,500	Techtronic Industries Co. (Household Durables)	293
142,000	The Bank of East Asia Ltd. (Banks)	567
339,826	The Link Real Estate Investment Trust (Equity Real Estate Investment Trusts)	3,104
786,000	The Wharf (Holdings) Ltd. (Real Estate Management & Development)	2,525
3,276,500	WH Group Ltd. (Food Products)	2,669
90,000	Wharf Real Estate Investment Co. Ltd. (Real Estate Management & Development)	641
129,000	Wheelock & Co. Ltd. (Real Estate Management & Development)	899
112,000	Wynn Macau Ltd. (Hotels, Restaurants & Leisure)	360

		50,979

	Indonesia — 0.05%
6,127,100	PT Bank Rakyat Indonesia Persero Tbk (Banks)	1,215

	Ireland (Republic of) — 0.65%
87,728	CRH PLC (Construction Materials)	3,109
100,203	Experian PLC (Professional Services)	2,478
5,177	ICON PLC (Life Sciences Tools & Services) (a)	686
81,800	Medtronic PLC (Health Care Equipment & Supplies)	7,003
8,371	Paddy Power PLC (Hotels, Restaurants & Leisure)	929
23,918	Smurfit Kappa Group PLC (Containers & Packaging)	969

		15,174

	Israel — 0.25%
3,282	Azrieli Group (Real Estate Management & Development)	163
212,021	Bank Hapoalim Ltd. (Banks)	1,436
42,520	Bank Leumi Le (Banks)	251
643,873	Bezeq The Israeli Telecommunication Corp. Ltd. (Diversified Telecommunication Services)	725
320,942	Israel Chemicals Ltd. (Chemicals)	1,466
6,030	Mizrahi Tefahot Bank Ltd. (Banks)	111
73,522	Teva Pharmaceutical Industries Ltd., ADR (Pharmaceuticals)	1,788

		5,940

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Italy — 2.32%
327,723	Assicurazioni Generali SpA (Insurance)	$5,499
69,263	Atlantia SpA (Transportation Infrastructure)	2,048
1,455,070	Enel SpA (Electric Utilities)	8,082
391,146	Eni SpA (Oil, Gas & Consumable Fuels)	7,265
51,403	Fiat DaimlerChrysler Automobiles NV (Automobiles)	980
3,248,873	Intesa Sanpaolo SpA (Banks)	9,433
64,520	Intesa Sanpaolo SpA (Banks)	196
35,545	Mediobanca SpA (Banks)	330
35,296	Poste Italiane SpA (Insurance)	296
374,083	Snam Rete Gas SpA (Oil, Gas & Consumable Fuels)	1,562
602,917	Telecom Italia SpA (Diversified Telecommunication Services)	394
115,703	Terna – Rete Elettrica Nazionale SpA (Electric Utilities)	626
1,047,476	Unicredit SpA (Banks)	17,487

		54,198

	Japan — 18.68%
7,600	ABC-Mart, Inc. (Specialty Retail)	416
25,600	Adastria Co. Ltd. (Specialty Retail)^	325
8,800	AEON Credit Service Co. Ltd. (Consumer Finance)	188
35,400	Aisin Seiki Co. Ltd. (Auto Components)	1,615
73,600	Amada Holdings Co. Ltd. (Machinery)	708
10,500	Aozora Bank Ltd. (Banks)	400
91,515	Asahi Glass Co. Ltd. (Building Products)	3,567
252,700	Asahi Kasei Corp. (Chemicals)	3,214
418,400	Astellas Pharma, Inc. (Pharmaceuticals)	6,384
16,749	Benesse Holdings, Inc. (Diversified Consumer Services)	595
134,500	Bridgestone Corp. (Auto Components)	5,264
48,500	Brother Industries Ltd. (Technology Hardware, Storage & Peripherals)	959
82,500	CALBEE, Inc. (Food Products)	3,104
296,267	Canon, Inc. (Technology Hardware, Storage & Peripherals)^	9,718
48,000	Casio Computer Co. Ltd. (Household Durables)	781
65,100	Chubu Electric Power Company, Inc. (Electric Utilities)	977
91,500	Concordia Financial Group Ltd. (Banks)	466
54,439	Dai Nippon Printing Co. Ltd. (Commercial Services & Supplies)	1,219
207,900	Daicel Corp. (Chemicals)	2,302
125,491	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	4,803
16,667	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	2,712
150,600	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	5,136
181	Daiwa House REIT Investment Corp. (Equity Real Estate Investment Trusts)	430
94,300	Daiwa Securities Group, Inc. (Capital Markets)	548
21,700	DeNA Co. Ltd. (Internet Software & Services)	407

Shares	Security Description	Value (000)
	Japan (continued)
113,700	Denso Corp. (Auto Components)	$5,558
144,200	East Japan Railway Co. (Road & Rail)	13,827
52,671	Eisai Co. Ltd. (Pharmaceuticals)	3,713
17,600	Electric Power Development Co. Ltd. (Independent Power & Renewable Electricity Producers)	455
39,500	Fanuc Ltd. (Machinery)	7,852
129,794	Fuji Heavy Industries Ltd. (Automobiles)	3,781
119,000	FUJIFILM Holdings Corp. (Technology Hardware, Storage & Peripherals)	4,650
401,000	Fujitsu Ltd. (IT Services)	2,434
66,000	Fukuoka Financial Group, Inc. (Banks)	332
124,500	HASEKO Corp. (Household Durables)	1,722
55,300	Hino Motors Ltd. (Machinery)	591
22,400	Hitachi Chemical Co. Ltd. (Chemicals)	452
22,400	Hitachi Construction Machinery Co. Ltd. (Machinery)	728
1,203,000	Hitachi Ltd. (Electronic Equipment, Instruments & Components)	8,493
45,600	Hitachi Metals Ltd. (Metals & Mining)	474
355,024	Honda Motor Co. Ltd. (Automobiles)	10,432
31,500	Hulic Co. Ltd. (Real Estate Management & Development)	337
34,300	Iida Group Holdings Co. Ltd. (Household Durables)	662
126,200	Isuzu Motors Ltd. (Automobiles)	1,678
301,668	ITOCHU Corp. (Trading Companies & Distributors)	5,471
39,500	ITOCHU Techno-Solutions Corp. (IT Services)	683
350,700	Japan Airlines Co. Ltd. (Airlines)	12,444
89,000	Japan Exchange Group, Inc. (Capital Markets)	1,656
38,300	Japan Post Bank Co. Ltd. (Banks)	446
283,800	Japan Post Holdings Co. Ltd. (Insurance)	3,110
94	Japan Prime Realty Investment Corp. (Equity Real Estate Investment Trusts)	342
142	Japan Real Estate Investment Corp. (Equity Real Estate Investment Trusts)	752
281	Japan Retail Fund Investment Corp. (Equity Real Estate Investment Trusts)	507
225,897	Japan Tobacco, Inc. (Tobacco)	6,316
43,200	JFE Holdings, Inc. (Metals & Mining)	818
55,745	JS Group Corp. (Building Products)	1,116
38,083	JSR Corp. (Chemicals)	649
50,200	JTEKT Corp. (Machinery)	684
650,818	JX Holdings, Inc. (Oil, Gas & Consumable Fuels)	4,528
190,000	Kajima Corp. (Construction & Engineering)	1,473
28,600	Kakaku.com, Inc. (Internet Software & Services)	646
9,000	Kao Corp. (Personal Products)	687
722,000	KDDI Corp. (Wireless Telecommunication Services)	19,768
194,700	Komatsu Ltd. (Machinery)	5,572
102,000	Konica Minolta, Inc. (Technology Hardware, Storage & Peripherals)	948
73,629	Kuraray Co. Ltd. (Chemicals)	1,015

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
66,700	Kyocera Corp. (Electronic Equipment, Instruments & Components)	$3,764
32,200	Kyushu Railway Co. (Road & Rail)	986
12,426	Lawson, Inc. (Food & Staples Retailing)	777
23,500	Maeda Corp. (Construction & Engineering)	270
330,931	Marubeni Corp. (Trading Companies & Distributors)	2,526
12,577	Maruichi Steel Tube Ltd. (Metals & Mining)	427
83,200	Mebuki Financial Group, Inc. (Banks)	280
7,400	Miraca Holdings, Inc. (Health Care Providers & Services)	221
288,400	Mitsubishi Chemical Holdings Corp. (Chemicals)	2,416
301,040	Mitsubishi Corp. (Trading Companies & Distributors)	8,371
474,300	Mitsubishi Electric Corp. (Electrical Equipment)	6,318
66,400	Mitsubishi Heavy Industries Ltd. (Machinery)	2,418
24,000	Mitsubishi Materials Corp. (Metals & Mining)	660
45,143	Mitsubishi Tanabe Pharma Corp. (Pharmaceuticals)	781
2,043,482	Mitsubishi UFJ Financial Group, Inc. (Banks)	11,649
25,700	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financial Services)	158
341,626	Mitsui & Co. Ltd. (Trading Companies & Distributors)	5,701
38,800	Mitsui Chemicals, Inc. (Chemicals)	1,034
1,867,092	Mizuho Financial Group, Inc. (Banks)	3,146
129,000	MS&AD Insurance Group Holdings, Inc. (Insurance)	4,013
38,200	Namco Bandai Holdings, Inc. (Leisure Products)	1,577
51,800	NEC Corp. (Technology Hardware, Storage & Peripherals)	1,423
53,800	NGK Insulators Ltd. (Machinery)	959
39,700	NH Foods Ltd. (Food Products)	1,605
155	Nippon Building Fund, Inc. (Equity Real Estate Investment Trusts)	894
19,400	Nippon Electric Glass Co. Ltd. (Electronic Equipment, Instruments & Components)	540
91,800	Nippon Light Metal Holdings Co. (Metals & Mining)	206
198	Nippon Prologis REIT, Inc. (Equity Real Estate Investment Trusts)	411
175,300	Nippon Steel & Sumitomo Metal Corp. (Metals & Mining)	3,445
69,300	Nippon Telegraph & Telephone Corp. (Diversified Telecommunication Services)	3,153
42,500	Nishimatsu Construction Co. Ltd. (Construction & Engineering)	1,221
895,279	Nissan Motor Co. Ltd. (Automobiles)	8,718
19,500	Nitto Denko Corp. (Chemicals)	1,477
24,400	NOK Corp. (Auto Components)	473

Shares	Security Description	Value (000)
	Japan (continued)
189,300	Nomura Holdings, Inc. (Capital Markets)	$920
14,900	Nomura Real Estate Holdings, Inc. (Real Estate Management & Development)	331
432	Nomura Real Estate Master Fund, Inc. (Equity Real Estate Investment Trusts)	610
26,700	Nomura Research Institute Ltd. (IT Services)	1,295
381,400	NTT DoCoMo, Inc. (Wireless Telecommunication Services)	9,724
133,200	Obayashi Corp. (Construction & Engineering)	1,387
16,700	Okumura Corp. (Construction & Engineering)	545
40,300	OMRON Corp. (Electronic Equipment, Instruments & Components)	1,882
7,700	Oracle Corp. Japan (Software)	629
280,500	ORIX Corp. (Diversified Financial Services)	4,439
39,195	Osaka Gas Co. Ltd. (Gas Utilities)	812
78,681	Otsuka Holdings Co. Ltd. (Pharmaceuticals)	3,813
25,100	Park24 Co. Ltd. (Commercial Services & Supplies)	684
71,000	Prima Meat Packers Ltd. (Food Products)	411
170,385	Resona Holdings, Inc. (Banks)	912
138,200	Ricoh Co. Ltd. (Technology Hardware, Storage & Peripherals)	1,268
17,400	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	1,462
11,204	Sankyo Co. Ltd. (Leisure Products)	439
11,600	SBI Holdings, Inc. (Capital Markets)	299
40,300	Sega Sammy Holdings, Inc. (Leisure Products)	691
58,769	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	1,022
81,100	Sekisui Chemical Co. Ltd. (Household Durables)	1,383
119,965	Sekisui House Ltd. (Household Durables)	2,125
183,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	8,008
54,100	Seven Bank Ltd. (Banks)	166
4,700	Shimamura Co. Ltd. (Specialty Retail)	414
2,800	Shin-Etsu Chemical Co. Ltd. (Chemicals)	250
19,300	Shionogi & Co. Ltd. (Pharmaceuticals)	992
43,400	Showa Shell Sekiyu KK (Oil, Gas & Consumable Fuels)	648
266,500	Sompo Japan Nipponkoa Holdings, Inc. (Insurance)	10,785
16,700	Sony Financial Holdings, Inc. (Insurance)	319
36,300	Start Today Co. Ltd. (Internet & Direct Marketing Retail)	1,317
330,000	Sumitomo Chemical Co. Ltd. (Chemicals)	1,872
241,500	Sumitomo Corp. (Trading Companies & Distributors)	3,970
157,600	Sumitomo Electric Industries Ltd. (Auto Components)	2,349
60,089	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	2,300
253,623	Sumitomo Mitsui Financial Group, Inc. (Banks)	9,864

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Japan (continued)
26,300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	$1,044
39,031	Sumitomo Rubber Industries Ltd. (Auto Components)	621
47,800	T&D Holdings, Inc. (Insurance)	719
37,100	Taisei Corp. (Construction & Engineering)	2,048
481,285	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	20,337
74,100	Teijin Ltd. (Chemicals)	1,360
39,100	The Chiba Bank Ltd. (Banks)	277
31,700	The Chugoku Electric Power Company, Inc. (Electric Utilities)	410
132,600	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	2,367
71,700	The Kansai Electric Power Co., Inc. (Electric Utilities)	1,047
43,000	The Shizuoka Bank Ltd. (Banks)	389
27,300	The Yokohama Rubber Co. Ltd. (Auto Components)^	568
48,300	Tohoku Electric Power Co., Inc. (Electric Utilities)	590
50,900	Tokio Marine Holdings, Inc. (Insurance)	2,388
52,200	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	8,969
85,800	Tokyo Gas Co. Ltd. (Gas Utilities)	2,279
21,200	Tokyo Tatemono Co. Ltd. (Real Estate Management & Development)	291
107,000	Toppan Printing Co. Ltd. (Commercial Services & Supplies)	839
51,700	Toyo Construction Co. Ltd. (Construction & Engineering)	230
32,500	Toyo Seikan Kaisha Ltd. (Containers & Packaging)	571
13,800	Toyoda Gosei Co. Ltd. (Auto Components)	350
34,200	Toyota Industries Corp. (Auto Components)	1,919
290,700	Toyota Motor Corp. (Automobiles)	18,828
42,800	Toyota Tsusho Corp. (Trading Companies & Distributors)	1,434
23,900	Trend Micro, Inc. (Software)	1,365
333	United Urban Investment Corp. (Equity Real Estate Investment Trusts)	517
46,700	USS Co. Ltd. (Specialty Retail)	889
1,500	V Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	278
33,500	West Japan Railway Co. (Road & Rail)	2,471
303,100	Yahoo Japan Corp. (Internet Software & Services)^	1,008
136,400	Yamada Denki Co. Ltd. (Specialty Retail)^	679
60,600	Yamaha Motor Co. Ltd. (Automobiles)	1,525
47,100	Yokogawa Electric Corp. (Electronic Equipment, Instruments & Components)	839

		435,841

Shares	Security Description	Value (000)
	Jersey — 0.38%
880,406	Glencore International PLC (Metals & Mining)	$4,205
296,830	WPP PLC (Media)	4,673

		8,878

	Luxembourg — 0.12%
12,434	Millicom International Cellular SA (Wireless Telecommunication Services)	735
6,595	RTL Group (Media)	447
83,087	SES – FDR, Class – A (Media)	1,522

		2,704

	Netherlands — 3.41%
26,691	ABN AMRO Group N.V. (Banks)	693
318,680	AEGON N.V. (Insurance)	1,911
71,271	Airbus Group N.V. (Aerospace & Defense)	8,344
196,236	Akzo Nobel N.V. (Chemicals)	16,801
19,619	ASML Holding N.V. (Semiconductors & Semiconductor Equipment)	3,888
933,270	ING Groep N.V. (Banks)	13,434
285,273	Koninklijke (Royal) KPN N.V. (Diversified Telecommunication Services)	776
283,811	Koninklijke Ahold Delhaize N.V. (Food & Staples Retailing)	6,796
9,443	Koninklijke DSM N.V. (Chemicals)	950
11,653	Koninklijke Vopak N.V. (Oil, Gas & Consumable Fuels)	538
18,683	NN Group N.V. (Insurance)	760
19,710	Randstad Holding N.V. (Professional Services)	1,160
373,734	Unilever N.V. (Personal Products)	20,854
49,674	Wolters Kluwer N.V. (Professional Services)	2,800

		79,705

	New Zealand — 0.10%
45,027	A2 Milk Co. Ltd. (Food Products) (a)	349
64,697	Auckland International Airport Ltd. (Transportation Infrastructure)	297
155,016	Fletcher Building Ltd. (Construction Materials)	730
119,869	Meridian Energy Ltd. (Independent Power & Renewable Electricity Producers)	253
276,463	Telecom Corporation of New Zealand Ltd. (Diversified Telecommunication Services)	698

		2,327

	Norway — 0.83%
156,921	DNB ASA (Banks)	3,071
169,954	DNO International ASA (Oil, Gas & Consumable Fuels) (a)	315
273,410	Equinor ASA (Oil, Gas & Consumable Fuels)	7,267
32,794	Gjensidige Forsikring ASA (Insurance)	538
175,893	Marine Harvest ASA (Food Products)	3,504
16,472	Salmar ASA (Food Products)	692
192,422	Telenor ASA (Diversified Telecommunication Services)	3,951

		19,338

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Portugal — 0.16%
741,149	EDP – Energias de Portugal SA (Electric Utilities)	$2,942
51,908	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	750

		3,692

	Russia — 0.11%
144,139	MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	2,587

	Singapore — 1.03%
959,100	Ascendas Real Estate Investment Trust (Equity Real Estate Investment Trusts)	1,859
964,209	CapitaCommercial Trust (Equity Real Estate Investment Trusts)	1,175
967,100	CapitaMall Trust (Equity Real Estate Investment Trusts)	1,470
1,528,800	ComfortDelGro Corp. Ltd. (Road & Rail)	2,637
42,600	DBS Group Holdings Ltd. (Banks)	832
192,700	Oversea-Chinese Banking Corp. Ltd. (Banks)	1,647
156,700	Singapore Exchange Ltd. (Capital Markets)	825
842,347	Singapore Press Holdings Ltd. (Media)^	1,608
833,900	Singapore Tech Engineering (Aerospace & Defense)	2,014
2,950,410	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	6,671
864,680	Suntec REIT (Equity Real Estate Investment Trusts)	1,098
65,200	United Overseas Bank Ltd. (Banks)	1,281
100,500	United Overseas Land Ltd. (Real Estate Management & Development)	562
34,700	Venture Corp. Ltd. (Electronic Equipment, Instruments & Components)	454

		24,133

	South Korea — 0.83%
192,950	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	8,077
54,012	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	11,293

		19,370

	Spain — 1.80%
27,739	Amadeus IT Holding SA, A Shares (IT Services)	2,190
1,061,630	Banco Bilbao Vizcaya Argentaria SA (Banks)	7,529
107,203	Banco de Sabadell SA (Banks)	180
280,570	Banco Santander SA (Banks)	1,504
1,127,552	CaixaBank SA (Banks)	4,880
125,484	Corporacion Mapfre (Insurance)	379
65,280	Enagas (Oil, Gas & Consumable Fuels)	1,909
44,710	Endesa (Electric Utilities)	986
49,636	Gas Natural SDG SA (Gas Utilities)^	1,315
848,250	Iberdrola SA (Electric Utilities)	6,562
121,254	Red Electrica Corp. (Electric Utilities)	2,469
340,778	Repsol YPF SA (Oil, Gas & Consumable Fuels)	6,671

Shares	Security Description	Value (000)
	Spain (continued)
652,054	Telefonica SA (Diversified Telecommunication Services)	$5,542

		42,116

	Sweden — 1.97%
44,940	Alfa Laval AB (Machinery)	1,067
30,819	Atlas Copco AB, A Shares (Machinery)	898
136,569	Electrolux AB, B Shares (Household Durables)	3,112
30,819	Epiroc AB, Class – A (Machinery) (a)	324
33,043	Granges AB (Metals & Mining)	433
371,816	Hennes & Mauritz AB, B Shares (Specialty Retail)^	5,544
30,316	ICA Gruppen AB (Food & Staples Retailing)^	930
27,128	Micronic Mydata AB (Electronic Equipment, Instruments & Components)^	304
436,691	Nordea Bank AB (Banks)	4,207
55,417	Sandvik AB (Machinery)	984
217,849	Skandinaviska Enskilda Banken AB, Class – A (Banks)	2,072
132,578	Skanska AB, B Shares (Construction & Engineering)	2,411
219,976	Svenska Handelsbanken AB, A Shares (Banks)	2,446
128,309	Swedbank AB, A Shares (Banks)	2,749
66,331	Swedish Match AB (Tobacco)	3,287
69,216	Tele2 AB, B Shares (Wireless Telecommunication Services)	814
1,196,519	Telefonaktiebolaget LM Ericsson, B Shares (Communications Equipment)	9,255
528,767	TeliaSonera AB (Diversified Telecommunication Services)	2,419
163,446	Volvo AB, B Shares (Machinery)	2,613

		45,869

	Switzerland — 8.68%
1,281,381	ABB Ltd., Registered Shares (Electrical Equipment)	28,103
81,953	Adecco SA, Registered Shares (Professional Services)	4,865
168,837	Aryzta AG (Food Products)^ (a)	2,540
6,494	Baloise Holding AG, Registered Shares (Insurance)	947
150	Barry Callebaut AG (Food Products)	270
57,454	Compagnie Financiere Richemont SA, Registered Shares (Textiles, Apparel & Luxury Goods)	4,883
82,479	Credit Suisse Group AG (Capital Markets)	1,246
61,158	Ferguson PLC (Trading Companies & Distributors)	4,963
2,221	Givaudan SA (Chemicals)	5,053
11,893	Idorsia Ltd. (Biotechnology) (a)	316
19,104	Kuehne & Nagel International Ltd. (Marine)	2,879
161,785	LafargeHolcim Ltd., Registered Shares (Construction Materials)	7,907
7,898	Lonza Group AG (Life Sciences Tools & Services)	2,102
131,895	Nestle SA (Food Products)	10,246

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Switzerland (continued)
624,698	Novartis AG, Registered Shares (Pharmaceuticals)	$47,507
2,489	Partners Group Holding AG (Capital Markets)	1,829
209,807	Roche Holding AG (Pharmaceuticals)	46,745
2,267	Roche Holding AG (Pharmaceuticals)	513
1,881	SGS SA, Registered Shares (Professional Services)	5,020
5,610	Sonova Holding AG, Registered Shares (Health Care Equipment & Supplies)	1,008
23,960	STMicroelectronics N.V. (Semiconductors & Semiconductor Equipment)	535
4,352	Swiss Life Holding AG (Insurance)	1,517
12,484	Swiss Prime Site AG (Real Estate Management & Development)	1,150
42,582	Swiss Re AG (Insurance)	3,687
4,550	Swisscom AG (Diversified Telecommunication Services)	2,037
2,499	The Swatch Group AG, B Shares (Textiles, Apparel & Luxury Goods)	1,189
328,674	UBS Group AG (Capital Markets)	5,088
28,320	Zurich Financial Services AG (Insurance)	8,413

		202,558

	United Kingdom — 19.38%
18,252	Admiral Group PLC (Insurance)	459
26,521	Anglo American PLC (Metals & Mining)	593
31,588	Aon PLC (Insurance)	4,333
54,726	Ashtead Group PLC (Trading Companies & Distributors)	1,641
78,790	Associated British Foods PLC (Food Products)	2,846
421,901	AstraZeneca PLC (Pharmaceuticals)	29,244
1,776,451	Aviva PLC (Insurance)	11,814
1,378,420	Balfour Beatty PLC (Construction & Engineering)	5,160
5,333,036	Barclays PLC (Banks)	13,300
250,669	Barratt Developments PLC (Household Durables)	1,705
763,511	BHP Billiton PLC (Metals & Mining)	17,187
4,970,583	BP PLC (Oil, Gas & Consumable Fuels)	37,928
679,863	British American Tobacco PLC (Tobacco)	34,359
123,186	British Land Co. PLC (Equity Real Estate Investment Trusts)	1,093
1,027,847	BT Group PLC (Diversified Telecommunication Services)	2,954
164,690	Carnival PLC (Hotels, Restaurants & Leisure)	9,447
642,587	Centrica PLC (Multi-Utilities)	1,337
336,171	Cineworld Group PLC (Media)	1,178
4,072,602	Cobham PLC (Aerospace & Defense) (a)	6,913
41,289	Coca-Cola European Partners PLC (Beverages)	1,678
958,441	ConvaTec Group PLC (Health Care Equipment & Supplies) (b)	2,686
155,531	Diageo PLC (Beverages)	5,586
126,370	Direct Line Insurance Group PLC (Insurance)	572
271,790	Evraz PLC (Metals & Mining)	1,823

Shares	Security Description	Value (000)
	United Kingdom (continued)
1,422,597	GlaxoSmithKline PLC (Pharmaceuticals)	$28,716
101,729	Hammerson PLC (Equity Real Estate Investment Trusts)	701
127,312	Hargreaves Lansdown PLC (Capital Markets)	3,312
599,159	Howden Joinery Group PLC (Trading Companies & Distributors)	4,240
2,116,259	HSBC Holdings PLC (Banks)	19,845
318,596	Imperial Tobacco Group PLC (Tobacco)	11,863
369,037	International Consolidated Airlines Group SA (Airlines)^	3,241
41,474	Investec PLC (Capital Markets)	294
911,132	ITV PLC (Media)	2,092
17,878	Johnson Matthey PLC (Chemicals)	854
45,126	Kazakhmys PLC (Metals & Mining) (a)	502
91,429	Land Securities Group PLC (Equity Real Estate Investment Trusts)	1,155
533,693	Legal & General Group PLC (Insurance)	1,873
15,421,220	Lloyds Banking Group PLC (Banks)	12,830
38,323	London Stock Exchange Group (Capital Markets)	2,261
397,522	Marks & Spencer Group PLC (Multiline Retail)	1,548
306,151	Micro Focus International PLC (Software)	5,347
11,192	Mondi PLC (Paper & Forest Products)	303
450,661	National Grid PLC (Multi-Utilities)	4,985
145,282	Persimmon PLC (Household Durables)	4,856
694,489	Prudential PLC (Insurance)	15,895
78,091	Redrow PLC (Household Durables)	549
412,947	Rentokil Initial PLC (Commercial Services & Supplies)	1,911
328,501	Rio Tinto PLC (Metals & Mining)	18,210
604,063	Rolls-Royce Holdings PLC (Aerospace & Defense)	7,877
33,335,352	Rolls-Royce Holdings PLC, Class C Redemption Shares (Aerospace & Defense)	44
1,516,204	Royal Bank of Scotland Group PLC (Banks) (a)	5,124
613,396	Royal Dutch Shell PLC, A Shares (Oil, Gas & Consumable Fuels)	21,279
817,290	Royal Dutch Shell PLC, B Shares (Oil, Gas & Consumable Fuels)	29,262
216,254	Royal Mail PLC (Air Freight & Logistics)	1,442
28,323	Severn Trent PLC (Water Utilities)	740
80,810	Sophos Group PLC (Software)	681
825,152	SSE PLC (Electric Utilities)	14,753
27,019	SSP Group PLC (Hotels, Restaurants & Leisure)	226
224,835	Standard Chartered PLC (Banks)	2,055
183,913	Standard Life PLC (Insurance)	790
185,568	Tate & Lyle PLC (Food Products)	1,584
1,296,273	Taylor Wimpey PLC (Household Durables)	3,060
84,722	United Utilities Group PLC (Water Utilities)	853
7,317,646	Vodafone Group PLC (Wireless Telecommunication Services)	17,749
54,891	WH Smith PLC (Specialty Retail)	1,448

		452,186

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	United States — 0.27%
2,557	Amazon.com, Inc. (Internet & Direct Marketing Retail) (a)	$4,346
440	MercadoLibre, Inc. (Internet Software & Services)	132
15,944	WABCO Holdings, Inc. (Machinery) (a)	1,866

		6,344

	Total Common Stocks	2,118,372

	Preferred Stocks — 1.09%
	Brazil — 0.11%
591,480	Petroleo Brasileiro SA – Preferred (Oil, Gas & Consumable Fuels) (a)	2,621

	Germany — 0.98%
8,623	Bayerische Motoren Werke Aktiengesellschaft – Preferred (Automobiles)	688
34,827	Henkel AG & Co. KGaA – Preferred (Household Products)	4,453
107,062	Volkswagen AG – Preferred (Automobiles)	17,780

		22,921

	Total Preferred Stocks	25,542

	Rights — 0.00%
	Italy — 0.00%
3,313,393	Intesa Sanpaolo SpA (Banks) (a)(c)	—

	United States — 0.00%
24,985	Royce Value Trust, Inc. (Capital Markets) (a)	1

	Total Rights	1

Principal Amount (000)
	Time Deposit — 0.99%
$23,062	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	23,062

	Total Time Deposit	23,062

Shares
	Mutual Funds — 6.80%
150,415	Aberdeen Japan Investment Trust PLC	1,201
94,000	Alliance Trust PLC	928
284,906	Biotech Growth Trust PLC (The)	2,910
480,360	BlackRock Greater Europe Investment Trust PLC	2,206
312,198	British Empire Trust PLC	3,102
1,383,166	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 1.68% (d)	1,383
753,255	Dunedin Income Growth Investment Trust PLC	2,544
523,600	Edinburgh Dragon Trust PLC	2,515
444,214	Edinburgh Investment Trust PLC	3,997
264,149	European Investment Trust PLC	3,130
9,784,646	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (d)	9,785
1,871,855	Fidelity European Values PLC	5,519
193,000	Henderson European Focus Trust PLC	3,018
89,245	Henderson EuroTrust PLC	1,289
414,178	Japan Smaller Capitalization Fund, Inc.	4,824

Shares	Security Description	Value (000)
	Mutual Funds (continued)
237,585	JPMorgan European Investment Trust PLC – Growth	$925
743,689	JPMorgan European Smaller Companies Trust PLC	3,994
837,001	JPMorgan Japan Smaller Companies Investment Trust, Ordinary Shares	4,715
757,201	JPMorgan Japanese Investment Trust PLC	4,676
670,000	Lazard World Trust Fund	3,351
390,497	Martin Currie Asia Unconstrained Trust PLC	2,010
9,001	Morgan Stanley China Fund, Inc.	208
482,993	Neuberger Berman MLP Income Fund, Inc.	4,236
100,908	New Germany Fund, Inc. (The)	1,841
892,182	Oakley Capital Investments Ltd.	2,172
825,000	Perpetual Income & Growth Investment Trust	3,903
175,573	Pershing Square Holdings Fund Ltd.	2,553
1,922,330	Polar Capital Global Financials Trust PLC	3,386
740,000	River & Mercantile UK Micro Cap Investment Co. Ltd.	1,938
115,132	Riverstone Energy Ltd.	1,938
636,429	Schroder Japan Growth Fund PLC	1,764
1,100,700	Schroder UK Growth Fund PLC	2,818
5,448,915	SSgA U.S. Government Money Market Fund, Administrative Class, 1.55% (d)	5,449
49,472,659	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (d)	49,472
147,756	Swiss Helvetia Fund, Inc.	1,825
105,216	Tekla Healthcare Investors Fund	2,262
216,113	Templeton Emerging Markets Investment Trust PLC	1,999
139,500	TR European Growth Trust PLC	1,878
1,019,603	Woodford Patient Capital Trust PLC	1,117

	Total Mutual Funds	158,781

Principal Amount (000)
	Repurchase Agreement — 0.70%
$16,431	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $16,433,585 collateralized by U.S. Treasury Obligations, 2.50% - 2.92%, 2/15/20 - 2/15/44 fair value $16,759,482)^^	16,431

	Total Repurchase Agreement	16,431

	Total Investments (cost $2,132,919) — 100.34%	2,342,189
	Liabilities in excess of other assets — (0.34%)	(7,968)

	Net Assets — 100.00%	$2,334,221

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Institutional International Equity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Amounts	designated as “—” are $0 or have been rounded to $0.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $30,534 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(c)	This security has been deemed illiquid by the Specialist Manager and represents 0.00% of the Portfolio’s net assets.

(d)	The rate disclosed is the rate in effect on June 30, 2018.

ADR — American Depositary Receipt

FDR — Fiduciary Depositary Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Institutional International Equity Portfolio	Artisan Partners LP	Cadence Capital Management, LLC	Causeway Capital Management LLC	City of London Investment Management Company, Ltd.	Lazard Asset Management LLC	Parametric Portfolio Associates, LLC	HC Capital Solutions	Total
Common Stocks	8.67%	50.20%	20.13%	—	11.76%	—	—	90.76%
Preferred Stocks	0.30%	0.03%	0.76%	—	—	—	—	1.09%
Rights	0.00%	0.00%	—	0.00%	0.00%	—	—	0.00%
Time Deposit	0.49%	—	0.50%	—	—	—	—	0.99%
Mutual Funds	—	0.41%	0.00%	4.04%	0.30%	2.05%	0.00%	6.80%
Repurchase Agreement	—	0.60%	0.00%	—	0.10%	—	—	0.70%
Other Assets (Liabilities)	0.02%	-0.41%	0.09%	0.02%	-0.21%	0.15%	0.00%	-0.34%

Total Net Assets	9.48%	50.83%	21.48%	4.06%	11.95%	2.20%	0.00%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI EAFE Index Future	526	9/21/18	$51,427	$(1,654)

			$51,427	$(1,654)

Futures Contracts Sold^
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
Japanese Yen Future	223	9/17/18	$25,276	$132

			$25,276	$132

	Total Unrealized Appreciation			$132
	Total Unrealized Depreciation			(1,654)

	Total Net Unrealized Appreciation/(Depreciation)			$(1,522)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks — 94.24%
	Argentina — 0.16%
77,600	Grupo Financiero Galicia SA, ADR (Banks)	$2,559

	Bermuda — 0.57%
17,123,733	Beijing Enterprises Water Group Ltd. (Water Utilities)	9,342

	Brazil — 3.94%
1,571,900	Ambev SA (Beverages)	7,294
2,228,000	Banco do Brasil SA (Banks)	16,357
646,900	BB Seguridade Participacoes SA (Insurance)	4,107
793,748	BRF – Brazil Foods SA, ADR (Food Products)^(a)	3,715
154,500	BRF SA (Food Products) (a)	717
140,400	Companhia Brasileira de Destribuicao Grupo PAO de, Series c (Food & Staples Retailing)	2,806
2,741,216	Companhia Energetica de Minas Gerais SA – Sponsored ADR (Electric Utilities)	5,043
781,398	Companhia Paranaense de Energia-Copel, ADR (Electric Utilities)	4,360
233,381	CPFL Energia SA (Electric Utilities)	1,309
460,500	Cyrela Brazil Realty SA Empreendimentos (Household Durables)	1,305
2,138,488	Duratex SA (Paper & Forest Products)	4,796
533,250	MRV Engenharia E Participacoes SA (Household Durables)	1,647
780,400	Natura Cosmeticos SA (Personal Products)	6,104
240,200	Raia Drogasil SA (Food & Staples Retailing)	4,061
36,200	Totvs SA (Software)	251
74,400	Transmissora Alianca de Energia Eletrica SA (Electric Utilities)	361

		64,233

	Cayman Islands — 0.80%
1,615,000	Geely Automobile Holdings Ltd. (Automobiles)	4,189
88,538	YY, Inc., ADR (Internet Software & Services)(a)	8,896

		13,085

	Chile — 1.99%
858,648	Antofagasta PLC (Metals & Mining)	11,216
16,281	Banco de Credito e Inversiones SA (Banks)	1,084
282,912	Compania Cervecerias Unidas SA (Beverages)	3,545
1,604,500	Empresa Nacional de Electricidad SA (Independent Power & Renewable Electricity Producers)	1,078
542,819	Empresa Nacional de Telecomunicaciones SA (Wireless Telecommunication Services)	4,989
9,436,244	Enersis Chile SA (Electric Utilities)	932
13,750,484	Enersis SA (Electric Utilities)	2,432
651,613,306	Itau CorpBanca (Banks)	6,369
433,100	Vina Concha y Toro SA (Beverages)	892

		32,537

Shares	Security Description	Value (000)
	China — 26.63%
12,829,000	Agricultural Bank of China Ltd., H Shares (Banks)	$6,001
310,936	Alibaba Group Holding Ltd., ADR (Internet Software & Services)(a)	57,688
107,750	Baidu, Inc., ADR (Internet Software & Services) (a)	26,183
18,657,100	Bank of China Ltd., H Shares (Banks)	9,251
5,579,000	Bank of Communications Co. Ltd., H Shares (Banks)	4,274
3,738,000	Brilliance China Automotive Holdings Ltd. (Automobiles)	6,747
15,234,000	China Communications Services Corp. Ltd., H Shares (Diversified Telecommunication Services)	9,651
1,511,000	China Conch Venture Holdings Ltd. (Machinery)	5,528
32,065,350	China Construction Bank Corp., H Shares (Banks)	29,631
1,641,000	China Everbright Bank Co. Ltd., H Shares (Banks)	705
1,142,337	China Evergrande Group (Real Estate Management & Development) (a)	2,912
4,209,000	China Life Insurance Co. Ltd., H Shares (Insurance)	10,864
10,058,000	China Machinery Engineering Corp., H Shares (Construction & Engineering) (b)	4,820
1,427,000	China Merchants Bank Co. Ltd., H Shares (Banks) (a)	5,266
1,434,000	China Merchants Holdings (International) Co. Ltd. (Transportation Infrastructure)	2,913
1,852,000	China Mobile Ltd. (Wireless Telecommunication Services)	16,454
5,561,400	China Petroleum & Chemical Corp., H Shares (Oil, Gas & Consumable Fuels)	4,969
1,254,000	China Resources Cement Holdings Ltd. (Construction Materials)	1,271
998,000	China Resources Land Ltd. (Real Estate Management & Development)	3,365
5,370,143	China Resources Power Holdings Co. Ltd. (Independent Power & Renewable Electricity Producers)	9,460
2,040,000	China Shenhua Energy Co. Ltd., H Shares (Oil, Gas & Consumable Fuels)	4,842
823,000	China Vanke Co. Ltd., H Shares (Real Estate Management & Development)	2,880
10,279,500	China Zhentong Auto Services Holdings Ltd. (Specialty Retail)	6,853
1,444,000	Chongqing Rural Commercial Bank Co. Ltd., H Shares (Banks)	860
73,810	CNOOC Ltd., ADR (Oil, Gas & Consumable Fuels)	12,639
3,170,000	CNOOC Ltd. (Oil, Gas & Consumable Fuels)	5,471
3,599,000	Country Garden Holdings Co. (Real Estate Management & Development)	6,330
413,678	Country Garden Services Holdings Co. Ltd., Series S (Commercial Services & Supplies) (a)	530
438,000	ENN Energy Holdings Ltd. (Gas Utilities)	4,307
2,006,000	Fuyao Glass Industry Group Co. Ltd. (Auto Components)	6,776

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	China (continued)
31,157,440	Industrial & Commercial Bank of China Ltd., H Shares (Banks)	$23,311
1,516,000	Jiangsu Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,807
8,818,000	Lianhua Supermarket Holdings Ltd., H Shares (Food & Staples Retailing) (a) (b)	2,574
616,091	Midea Group Co. Ltd., Class – A (Household Durables)	4,856
38,554,237	Parkson Retail Group Ltd. (Multiline Retail)^ (a) (b)	4,718
20,498,000	PetroChina, H Shares (Oil, Gas & Consumable Fuels)	15,597
6,105,000	PICC Property & Casualty Co. Ltd., H Shares (Insurance)	6,591
1,487,000	Ping An Insurance (Group) Company of China Ltd. (Insurance)	13,685
2,608,000	Shanghai Industrial Holdings Ltd. (Industrial Conglomerates)	6,077
2,592,000	Shanghai Pharmaceuticals Holding Co. Ltd., H Shares (Health Care Providers & Services)	7,153
873,000	Shimao Property Holdings Ltd. (Real Estate Management & Development)	2,292
1,147,500	SOHO China Ltd. (Real Estate Management & Development)	546
1,456,600	Tencent Holdings Ltd. (Internet Software & Services)	73,114
748,400	Weifu High Technology Group Co. Ltd. (Auto Components)	1,629
1,818,000	Zhejiang Expressway Co. Ltd., H Shares (Transportation Infrastructure)	1,622

		435,013

	Colombia — 0.53%
75,613	Bancolombia SA, ADR (Banks)	3,613
4,891,836	Ecopetrol SA (Oil, Gas & Consumable Fuels)	5,052

		8,665

	Egypt — 0.15%
526,825	Commercial International Bank Egypt SAE (Banks)	2,518

	Greece — 0.33%
439,818	Hellenic Telecommunication Organization SA (Diversified Telecommunication Services)	5,444

	Hong Kong — 3.17%
1,797,800	AIA Group Ltd. (Insurance)	15,721
5,311,000	China Everbright International Ltd. (Commercial Services & Supplies)	6,864
1,850,000	China Overseas Land & Investment Ltd. (Real Estate Management & Development)	6,096
4,347,500	Dali Foods Group Co. Ltd. (Food Products)	3,353
1,172,000	Far East Horizon Ltd. (Diversified Financial Services)	1,137
2,368,000	Franshion Properties China Ltd. (Real Estate Management & Development)	1,189
624,800	Guangzhou R&F Properties Co. Ltd., H Shares (Real Estate Management & Development)	1,261

Shares	Security Description	Value (000)
	Hong Kong (continued)
626,500	Hengan International Group Co. Ltd. (Personal Products)	$6,029
3,400,000	Nagacorp Ltd. (Hotels, Restaurants & Leisure)	3,094
1,362,900	Samsonite International SA (Textiles, Apparel & Luxury Goods)	4,821
2,184,500	Sino-Ocean Land Holdings Ltd. (Real Estate Management & Development)	1,270
4,500,000	Yuexiu Property Co. Ltd. (Real Estate Management & Development)	860

		51,695

	Hungary — 0.75%
326,720	MOL Hungarian Oil & Gas PLC (Oil, Gas & Consumable Fuels)	3,160
107,086	OTP Bank Nyrt PLC (Banks)	3,885
288,599	Richter Gedeon Nyrt (Pharmaceuticals)	5,283

		12,328

	India — 8.06%
20,590	ACC Ltd. (Construction Materials)	403
319,100	Ambuja Cements Ltd. (Construction Materials)	966
869,711	Apollo Tyres Ltd. (Auto Components)	3,224
476,080	Aurobindo Pharma Ltd. (Pharmaceuticals)	4,219
74,400	Bajaj Auto Ltd. (Automobiles)	3,052
474,300	Bharat Pertoleum Corp. Ltd. (Oil, Gas & Consumable Fuels)	2,584
8,842,285	Chennai Super Kings Cricket Ltd. (Media)* (a)	—
1,906,224	Coal India Ltd. (Oil, Gas & Consumable Fuels)	7,355
224,302	Dr. Reddy’s Laboratories Ltd., ADR (Pharmaceuticals)	7,222
239,866	GAIL India Ltd. (Gas Utilities)	1,191
70,522	Hero MotoCorp Ltd. (Automobiles)	3,575
612,753	Housing Development Finance Corp. Ltd. (Thrifts & Mortgage Finance)	17,066
122,923	ICICI Bank Ltd., ADR (Banks)	987
2,481,496	ICICI Bank Ltd. (Banks)	9,975
2,739,948	India Cements Ltd. (Construction Materials)	4,227
606,615	Infosys Ltd. (IT Services)	11,575
1,317,147	ITC Ltd. (Tobacco)	5,118
245,668	Mahindra & Mahindra Ltd. (Automobiles)	3,219
2,145,929	NTPC Ltd. (Independent Power & Renewable Electricity Producers)	5,001
980,385	Oil & Natural Gas Corp. Ltd. (Oil, Gas & Consumable Fuels)	2,267
203,299	Oil India Ltd. (Oil, Gas & Consumable Fuels)	623
261,508	Rural Electrification Corp. Ltd. (Diversified Financial Services)	399
612,770	Sesa Sterlite Ltd. (Metals & Mining)	2,113
2,062,226	State Bank of India (Banks) (a)	7,807
843,412	Tata Consultancy Services Ltd. (IT Services)	22,748
493,600	Tata Power Co. Ltd. (Electric Utilities)	528
1,085,500	Wipro Ltd. (IT Services)	4,143

		131,587

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Indonesia — 2.71%
4,626,177	PT Astra Agro Lestari Tbk (Food Products)	$3,617
13,844,000	PT Astra International Tbk (Automobiles)	6,378
4,097,400	PT Bank Central Asia Tbk (Banks)	6,142
16,210,000	PT Bank Rakyat Indonesia Persero Tbk (Banks)	3,214
436,600	PT Indocement Tunggal Prakarsa Tbk (Construction Materials) (b)	416
2,506,800	PT Indofood Sukses Makmur Tbk (Food Products)	1,164
59,043,000	PT Kalbe Farma Tbk (Pharmaceuticals)	5,028
3,254,500	PT Perusahaan Gas Negara Tbk (Gas Utilities)	453
7,331,800	PT Semen Gresik (Persero) Tbk (Construction Materials)	3,647
46,271,950	PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	12,114
967,300	PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	2,134

		44,307

	Japan — 0.23%
52,100	SoftBank Group Corp. (Wireless Telecommunication Services)	3,752

	Luxembourg — 0.22%
105,486	Ternium SA, ADR (Metals & Mining)	3,673

	Malaysia — 1.06%
741,500	AMMB Holdings Berhad (Banks)	689
550,387	Berjaya Sports Toto Berhard (Hotels, Restaurants & Leisure)	334
994,100	Felda Global Ventures Holdings Berhad (Food Products)	372
2,304,300	IOI Corp. Berhad (Food Products)	2,590
174,300	Lafarge Malayan Cement Berhad (Construction Materials) (a)	134
1,648,214	Malayan Banking Berhad (Banks)	3,673
741,400	Maxis Berhad (Wireless Telecommunication Services)	1,002
609,000	Public Bank Berhad (Banks)	3,523
1,695,900	Sime Darby Berhad (Industrial Conglomerates)	1,029
1,695,900	Sime Darby Plantation Berhad (Food Products)	2,239
1,695,900	Sime Darby Property Berhad (Real Estate Management & Development)	504
454,700	UMW Holdings Berhad (Automobiles)	672
448,872	UMW Oil & Gas Corp. Berhad (Energy Equipment & Services) (a)	31
1,566,312	YTL Corp. Berhad (Multi-Utilities)	439
490,926	YTL Power International Berhad (Multi-Utilities)	125

		17,356

	Mexico — 4.10%
3,412,400	Alfa SAB de CV, Class – A (Industrial Conglomerates)	3,963
4,025,162	Alpek SAB de CV (Chemicals)	5,958
5,161,500	America Movil SAB de CV (Wireless Telecommunication Services)	4,310
1,209,144	Cemex SAB de CV, ADR (Construction Materials) (a)	7,932

Shares	Security Description	Value (000)
	Mexico (continued)
2,392,600	CEMEX SAB de CV (Construction Materials) (a)	$1,575
415,300	Coca-Cola FEMSA SAB de CV, Series L (Beverages)	2,343
8,273,966	Compartamos SAB de CV (Consumer Finance)^	7,292
1,141,900	Fibra Uno Amdinistracion SA (Equity Real Estate Investment Trusts)	1,665
39,701	Fomento Economico Mexicano SAB de CV, ADR (Beverages)	3,486
204,305	Grupo Aeroportuario del Sureste SAB de CV, Class – B (Transportation Infrastructure)	3,246
1,864,100	Grupo Financiero Banorte SAB de CV (Banks)	10,964
1,725,445	Grupo Mexico SAB de CV, Series B (Metals & Mining)	4,892
2,716,800	Kimberly-Clark de Mexico SAB de CV, A Shares (Household Products)	4,593
1,601,524	Mexichem SAB de CV (Chemicals)	4,628
240,905	Telesites SAB de CV (Diversified Telecommunication Services) (a)	176

		67,023

	Nigeria — 0.17%
24,137,479	Guaranty Trust Bank PLC (Banks)	2,708

	Peru — 0.78%
227,067	Compania de Minas Buenaventura SA, ADR (Metals & Mining)	3,095
700	Credicorp Ltd. (Banks)	158
42,500	Credicorp Ltd. (Banks)	9,567

		12,820

	Philippines — 1.09%
1,181,140	Aboitiz Equity Ventures, Inc. (Industrial Conglomerates)	1,207
719,500	Aboitiz Power Corp. (Independent Power & Renewable Electricity Producers)	469
2,027,900	Alliance Global Group, Inc. (Industrial Conglomerates) (a)	442
4,014,700	DMCI Holdings, Inc. (Industrial Conglomerates)	790
3,265,782	Metropolitan Bank & Trust Co. (Banks)	4,493
48,400	PLDT, Inc. (Wireless Telecommunication Services)	1,170
562,255	SM Investments Corp. (Industrial Conglomerates)	9,221

		17,792

	Poland — 1.10%
15,630	Bank Handlowy w Warszawie SA (Banks)	296
378,033	Bank Pekao SA (Banks)^	11,410
104,800	Energa SA (Electric Utilities)	250
541,543	Powszechny Zaklad Ubezpieczen SA (Insurance)	5,639
269,900	Telekomunikacja Polska SA (Diversified Telecommunication Services) (a)	335

		17,930

	Qatar — 0.29%
38,940	Doha Bank QSC (Banks)	286
136,155	Industries Qatar QSC (Industrial Conglomerates)	4,002

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Qatar (continued)
42,755	The Commercial Bank of Qatar QSC (Banks)	$448

		4,736

	Russia — 1.57%
181,219	LUKOIL PJSC, ADR (Oil, Gas & Consumable Fuels)	12,491
2,605,589	Sberbank (Banks)	9,047
166,779	Sberbank of Russia, ADR (Banks)	2,407
113,164	Severstal, Registered Shares, GDR (Metals & Mining)	1,656

		25,601

	South Africa — 6.46%
50,100	African Rainbow Minerals Ltd. (Metals & Mining)	399
245,959	Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	4,632
396,256	Clicks Group Ltd. (Food & Staples Retailing)	5,680
110,600	Coronation Fund Managers Ltd. (Capital Markets)	470
137,800	Exxaro Resources Ltd. (Oil, Gas & Consumable Fuels)	1,263
3,064,244	FirstRand Ltd. (Diversified Financial Services)	14,280
1,116,666	Growthpoint Properties Ltd. (Equity Real Estate Investment Trusts)	2,174
238,500	Hyprop Investments Ltd. (Equity Real Estate Investment Trusts)	1,780
181,795	Imperial Holdings Ltd. (Distributors)	2,598
51,643	Liberty Holdings Ltd. (Insurance)	438
902,400	Life Healthcare Group Holdings Ltd. (Health Care Providers & Services)^	1,638
542,500	MMI Holdings Ltd. (Insurance)	699
277,661	Mondi Ltd. (Paper & Forest Products)	7,526
286,830	MTN Group Ltd. (Wireless Telecommunication Services)	2,257
307,400	Nampak Ltd. (Containers & Packaging) (a)	352
89,044	Naspers Ltd. (Media)	22,634
3,370,906	Redefine Properties Ltd. (Equity Real Estate Investment Trusts)	2,579
255,600	Resilient REIT Ltd. (Equity Real Estate Investment Trusts)	1,049
327,981	Sasol Ltd. (Chemicals)	12,030
109,573	Sasol Ltd. – Sponsored ADR (Chemicals)	4,004
233,169	Shoprite Holdings Ltd. (Food & Staples Retailing)	3,752
388,358	Standard Bank Group Ltd. (Banks)	5,435
448,820	The Foschini Group Ltd. (Specialty Retail)	5,697
374,200	Truworths International Ltd. (Specialty Retail)	2,108

		105,474

	South Korea — 13.50%
16,120	Amorepacific Corp. (Personal Products)	4,665
26,424	CJ Cheiljedang Corp. (Food Products)	8,358
51,400	Coway Co. Ltd. (Household Durables)	3,994
44,500	Daewoo International Corp. (Trading Companies & Distributors)	855

Shares	Security Description	Value (000)
	South Korea (continued)
87,500	Daewoo Securities Co. Ltd. (Capital Markets)	$669
64,293	DGB Financial Group, Inc. (Banks)	591
20,870	Dongbu Insurance Co. Ltd. (Insurance)	1,105
135,410	Doosan Bobcat, Inc. (Machinery)	3,888
6,000	Doosan Corp. (Industrial Conglomerates)	560
49,700	GS Holdings Corp. (Oil, Gas & Consumable Fuels)	2,426
135,689	Hana Financial Group, Inc. (Banks)	5,217
168,273	Hankook Tire Co. Ltd. (Auto Components)	6,358
551,972	Hanon Systems (Auto Components)	5,250
10,600	Hyosung Corp. (Chemicals) (b)	1,275
56,392	Hyundai Engineering & Construction Co. Ltd. (Construction & Engineering)	2,910
29,641	Hyundai Marine & Fire Insurance Co. Ltd. (Insurance)	896
31,620	Hyundai Mobis Co. Ltd. (Auto Components)	6,015
30,947	Hyundai Motor Co. Ltd. (Automobiles)	3,485
95,163	Hyundai Steel Co. (Metals & Mining)	4,492
123,200	Industrial Bank of Korea (Banks)	1,703
109,700	Kangwon Land, Inc. (Hotels, Restaurants & Leisure)	2,574
92,583	KB Financial Group, Inc., ADR (Banks)	4,303
161,388	KB Financial Group, Inc. (Banks)	7,647
19,030	KEPCO Plant Service & Engineering Co. Ltd. (Commercial Services & Supplies)	609
115,781	Kia Motors Corp. (Automobiles)	3,205
94,555	Korea Electric Power Corp., ADR (Electric Utilities)	1,356
197,066	Korea Electric Power Corp. (Electric Utilities)	5,659
106,000	Korea Life Insurance Co. Ltd. (Insurance)	504
54,564	KT&G Corp. (Tobacco)	5,239
6,700	Kumho Petro Chemical Co. Ltd. (Chemicals)	700
19,577	LG Chem Ltd. (Chemicals)	5,859
194,900	LG Display Co. Ltd. (Electronic Equipment, Instruments & Components)	3,201
14,361	LS Corp. (Electrical Equipment)	966
14,000	LS Industrial Systems Co. Ltd. (Electrical Equipment)	886
13,384	NCsoft Corp. (Software)	4,456
103,820	POSCO, ADR (Metals & Mining)	7,695
22,383	POSCO (Metals & Mining)	6,608
16,220	Samsung Card Co. Ltd. (Consumer Finance)	557
1,251,011	Samsung Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	52,368
42,745	Samsung Fire & Marine Insurance Co. Ltd. (Insurance)	10,127
513,618	Shinhan Financial Group Co. Ltd. (Banks)	19,956
9,219	SK Telecom Co. Ltd. (Wireless Telecommunication Services)	1,928
221,295	SK Telecom Co. Ltd., ADR (Wireless Telecommunication Services)	5,160
284,654	Woori Bank (Banks)	4,164

		220,439

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Taiwan — 9.62%
3,028,672	ASE Technology Holding Co. Ltd., Class – H (Semiconductors & Semiconductor Equipment) (a)	$7,114
787,971	Asia Cement Corp. (Construction Materials)	866
338,000	Asustek Computer, Inc. (Technology Hardware, Storage & Peripherals)	3,089
1,187,000	Cheng Shin Rubber Industry Co. Ltd. (Auto Components)	1,785
381,144	Chicony Electronics Co. Ltd. (Technology Hardware, Storage & Peripherals)	859
5,034,000	China Development Financial Holding Corp. (Banks)	1,841
391,000	China Motor Corp. (Automobiles)	364
1,219,000	Chunghwa Telecom Co. Ltd. (Diversified Telecommunication Services)	4,399
2,939,000	Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	1,851
438,000	CTCI Corp. (Construction & Engineering)	701
5,710,000	E.Sun Financial Holding Co. Ltd. (Banks)	3,981
589,000	Far EasTone Telecommunications Co. Ltd. (Wireless Telecommunication Services)	1,523
539,000	Formosa Taffeta Co. Ltd. (Textiles, Apparel & Luxury Goods)	590
5,707,996	Fubon Financial Holding Co. Ltd. (Diversified Financial Services)	9,569
651,000	Giant Manufacturing Co. Ltd. (Leisure Products)	2,755
1,000	Grand Pacific Petrochemical Corp. (Chemicals)	1
279,700	Highwealth Construction Corp. (Real Estate Management & Development)	415
2,751,839	Hon Hai Precision Industry Co. Ltd. (Electronic Equipment, Instruments & Components)	7,511
499,000	HTC Corp. (Technology Hardware, Storage & Peripherals) (a)	931
1,717,000	Inventec Corp. (Technology Hardware, Storage & Peripherals)	1,349
214,000	Kinsus Interconnect Technology Corp. (Semiconductors & Semiconductor Equipment)	367
1,488,554	Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	1,802
1,133,962	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	11,160
3,561,477	Mega Financial Holding Co. Ltd. (Banks)	3,143
423,000	Novatek Microelectronics Corp. (Semiconductors & Semiconductor Equipment)	1,908
1,157,000	Pegatron Corp. (Technology Hardware, Storage & Peripherals)	2,380
1,620	Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	2
490,000	Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	1,423
3,221,000	President Enterprises Corp. (Food Products)	8,178
1,364,000	Quanta Computer, Inc. (Technology Hardware, Storage & Peripherals)	2,394
296,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	592

Shares	Security Description	Value (000)
	Taiwan (continued)
309,000	Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	$1,125
298,800	Ruentex Development Co. Ltd. (Real Estate Management & Development)	345
375,000	Ruentex Industries Ltd. (Textiles, Apparel & Luxury Goods)	765
120,000	Simplo Technology Co. Ltd. (Electronic Equipment, Instruments & Components)	705
2,533,200	Standard Foods Corp. (Food Products)	5,128
940,900	Synnex Technology International Corp. (Electronic Equipment, Instruments & Components)	1,420
1,198,000	Taiwan Cement Corp. (Construction Materials)	1,664
286,000	Taiwan Fertilizer Co. Ltd. (Chemicals)	393
615,000	Taiwan Mobile Co. Ltd. (Wireless Telecommunication Services)	2,229
6,672,000	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	47,389
138,000	Transcend Information, Inc. (Technology Hardware, Storage & Peripherals)	383
314,000	U-Ming Marine Transport Corp. (Marine)	345
569,000	Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	1,303
377,000	Wan Hai Lines Ltd. (Marine)	209
1,823,595	Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,355
995,000	WPG Holdings Ltd. (Electronic Equipment, Instruments & Components)	1,410
13,431,000	Yuanta Financial Holding Co. Ltd. (Capital Markets)	6,125

		157,136

	Thailand — 1.58%
275,000	Advanced Info Service Public Co. Ltd. (Wireless Telecommunication Services)	1,536
12,200	Bangkok Bank Public Co. Ltd. – Foreign Registered Shares (Banks)	73
216,400	Bangkok Bank Public Co. Ltd. – NVDR (Banks)	1,277
946,200	Banpu Public Co. Ltd., Registered Shares (Oil, Gas & Consumable Fuels)	557
538,900	BEC World Public Co. Ltd. (Media)	128
3,111,600	BTS Group Holdings PCL (Road & Rail)	827
2,982,700	Delta Electronics (Thailand) Public Co. Ltd. (Electronic Equipment, Instruments & Components)	5,268
136,600	Glow Energy Public Co. Ltd. (Independent Power & Renewable Electricity Producers)	391
476,500	Kasikornbank Public Co. Ltd. (Banks)	2,791
14,734,400	Krung Thai Bank Public Co. Ltd., Registered Shares (Banks)	7,429
888,000	Krung Thai Bank Public Co. Ltd. – NVDR (Banks)	448
429,142	PTT Chemical Public Co. Ltd. (Chemicals)	946
634,175	PTT Exploration & Production Public Co. Ltd. (Oil, Gas & Consumable Fuels)	2,690

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (continued) — June 30, 2018

Shares	Security Description	Value (000)
	Common Stocks (continued)
	Thailand (continued)
411,000	Siam Commercial Bank Public Co. Ltd.– NVDR (Banks)	$1,471

		25,832

	Turkey — 1.69%
331,331	Coca-Cola Icecek A/S (Beverages)	2,448
5,157,176	Enka Insaat ve Sanayi A/S (Industrial Conglomerates)	5,246
693,800	Eregli Demir ve Celik Fabrikalari TAS (Metals & Mining)	1,542
1	Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S, Class – D (Metals & Mining) (a)	—
162,200	TAV Havalimanlari Holding A/S (Transportation Infrastructure)	793
120,400	Tofas Turk Otomobil Fabrikasi A/S (Automobiles)	631
290,564	Tupras-Turkiye Petrol Rafinerileri A/S (Oil, Gas & Consumable Fuels)	6,835
257,700	Turk Telekomunikasyon A/S (Diversified Telecommunication Services) (a)	280
1,287,500	Turkcell Iletisim Hizmetleri A/S (Wireless Telecommunication Services)	3,413
3,473,047	Turkiye Garanti Bankasi A/S (Banks)	6,340

		27,528

	United Arab Emirates — 0.21%
528,300	Abu Dhabi Commercial Bank PJSC (Banks)	1,016
488,800	Dubai Islamic Bank PJSC (Banks)	648
542,072	National Bank of Abu Dhabi (Banks)	1,793

		3,457

	United Kingdom — 0.78%
229,849	Unilever PLC (Personal Products)	12,714

	Total Common Stocks	1,539,284

	Preferred Stocks — 1.94%
	Brazil — 1.12%
1,441,800	Banco do Estado do Rio Grande do Sul SA – Preferred, Series B, B Shares (Banks)	5,478
1,721,170	Companhia Energetica de Minas Gerais SA – Preferred, ADR (Electric Utilities)	3,207
161,900	Companhia Paranaense de Energia-COPEL – Preferred, B Shares (Electric Utilities)	908
1,472,641	Gerdau SA – Preferred, ADR (Metals & Mining)	5,213
2,094,222	Randon Participacoes SA – Preferred (Machinery)	3,372

		18,178

	Colombia — 0.04%
1,637,100	Grupo Aval Acciones y Valores SA – Preferred (Banks)	687

	India — 0.02%
2,625,080	Vedanta Ltd. – Preferred (Metals & Mining)*	389

	South Korea — 0.76%
35,800	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	2,917
22,900	Hyundai Motor Co. Ltd. – Preferred (Automobiles)	1,691

Shares	Security Description	Value (000)
	South Korea (continued)
230,850	Samsung Electronics Co. Ltd. – Preferred (Technology Hardware, Storage & Peripherals)	$7,799

		12,407

	Total Preferred Stocks	31,661

Principal Amount (000)
	Time Deposit — 0.51%
$8,347	State Street Liquidity Management Control System Eurodollar Time Deposit, 0.53%, 7/2/18	8,347

	Total Time Deposit	8,347

Shares
	Exchange-Traded Fund — 0.28%
105,590	iShares MSCI Emerging Markets Index Fund ETF	4,575

	Total Exchange-Traded Fund	4,575

	Mutual Funds — 1.80%
6,051,580	Federated Treasury Obligations Fund, Institutional Shares, 1.75%^^ (c)	6,052
23,268,850	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 1.72% (c)	23,268

	Total Mutual Funds	29,320

Principal Amount (000)
	Repurchase Agreement — 0.62%
$10,162	Jefferies LLC, 2.00%, 7/2/18 (Purchased on 6/29/18, proceeds at maturity $10,163,796 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $10,365,356)^^	10,162

	Total Repurchase Agreement	10,162

	Total Investments (cost $1,578,286) — 99.39%	1,623,349
	Other assets in excess of liabilities — 0.61%	9,965

	Net Assets—100.00%	$1,633,314

Amounts designated as “—” are $0 or have been rounded to $0.

*	Security was fair valued on June 30, 2018 and represents a Level 2 security. Refer to Note 2 in the Notes to Financial Statements.

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $16,135 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)	Represents non-income producing security.

(b)	These securities have been deemed illiquid by the Specialist Manager and represents 0.85% of the Portfolio’s net assets.
(c)	The rate disclosed is the rate in effect on June 30, 2018.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Emerging Markets Portfolio

Portfolio of Investments (concluded) — June 30, 2018

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

NVDR — Non-Voting Depository Receipt

REIT — Real Estate Investment Trust

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Emerging Markets Portfolio	BNY Mellon Asset Management North America Corporation^	BNY Mellon Asset Management North America Corporation*	Parametric Portfolio Associates, LLC	RBC Global Asset Management (UK) Limited	HC Capital Solutions	Total
Common Stocks	38.32%	35.03%	—	20.90%	—	94.24%
Preferred Stocks	1.01%	0.93%	—	—	—	1.94%
Time Deposit	0.51%	—	—	—	—	0.51%
Exchange-Traded Fund	0.22%	0.06%	—	—	—	0.28%
Mutual Funds	0.29%	0.32%	0.66%	0.53%	0.00%	1.80%
Repurchase Agreement	0.48%	0.14%	—	—	—	0.62%
Other Assets (Liabilities)	-0.01%	0.48%	0.12%	0.01%	0.00%	0.61%

Total Net Assets	40.82%	36.96%	0.78%	21.44%	0.00%	100.00%

^	Formerly The Boston Company Asset Management LLC.

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following table reflects the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^
Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
MSCI Emerging Markets Index Future	203	9/21/18	$10,793	$(123)

			$10,793	$(123)

	Total Unrealized Appreciation			$—
	Total Unrealized Depreciation			(123)

	Total Net Unrealized Appreciation/(Depreciation)			$(123)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Asset Backed Securities — 0.50%
$25	BMW Vehicle Owner Trust, Series 2016-A, Class A4, Callable 3/25/20 @ 100.00	1.37	12/27/22	$24
50	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4	1.99	7/17/23	49
25	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1	2.00	1/17/23	25
25	CarMax Auto Owner Trust, Series 2017-2, Class A4, Callable 3/15/21 @ 100.00	2.25	9/15/22	24
100	Citibank Credit Card Issuance Trust, Series 2014-A5, Class A5	2.68	6/7/23	99
45	Honda Auto Receivables Owner Trust, Series 2018-1, Class A3, Callable 6/15/21 @ 100.00	2.64	2/15/22	45
25	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A4, Callable 11/15/20 @ 100.00	2.10	9/15/22	25
25	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, Callable 10/15/21 @ 100.00	2.52	5/15/23	25
18	World Financial Network Credit Card Master Trust, Series 2016-A, Class A	2.03	4/15/25	17

	Total Asset Backed Securities			333

	Collateralized Mortgage Obligations — 1.57%
40	Bank, Series 2017-BNK8, Class A3	3.23	11/15/50	38
25	Bank, Series 2017-BNK9, Class ASB	3.47	11/15/54	25
25	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4	2.88	2/10/48	24
20	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5	3.14	2/10/48	19
25	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.31	4/10/49	24
25	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4	3.62	7/10/47	25
25	Commercial Mortgage Trust, Series 2015-LC19, Class A4	3.18	2/10/48	24
20	Commercial Mortgage Trust, Series 2015-DC1, Class A5	3.35	2/10/48	20
25	Commercial Mortgage Trust, Series 2013-CR8, Class A5	3.61 (a)	6/10/46	25
25	Commercial Mortgage Trust, Series 2014-UBS3, Class A4	3.82	6/10/47	25
25	Commercial Mortgage Trust, Series 2013-CR11, Class B	5.33 (a)	8/10/50	26
25	Fannie Mae, Series 2016-M1, Class A2	2.94 (a)	1/25/26	24
38	Fannie Mae-ACES, Series 2017-M7, Class A2	2.96	2/25/27	37
25	Fannie Mae-ACES, Series 2018-M1, Class A2	3.09 (a)	12/25/27	24
30	Fannie Mae-ACES, Series 2014-M9, Class A2	3.10 (a)	7/25/24	30
25	Fannie Mae-ACES, Series 2017-M12, Class A2	3.18 (a)	6/25/27	24
19	Freddie Mac, Series K726, Class A1	2.60	8/25/23	19
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class A2	2.31	8/25/22	24
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.87	12/25/21	25
12	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A1	3.02	2/25/23	12
30	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.06 (a)	7/25/23	30
50	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class A2	3.06	12/25/24	50
19	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class A2	3.13	6/25/21	19
25	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K052, Class A2	3.15	11/25/25	25
35	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.31 (a)	5/25/23	35
20	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A2	4.25	1/25/20	20
20	GS Mortgage Securities Trust, Series 2015-GC32, Class A2	3.06	7/10/48	20
25	GS Mortgage Securities Trust, Series 2017-GS5, Class A2	3.22	3/10/50	25
25	GS Mortgage Securities Trust, Series 2013-GC14, Class A5	4.24	8/10/46	26
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5	3.64	11/15/47	25
25	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, Callable 7/15/24 @ 100.00	3.80	9/15/47	25
50	JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class A3	3.14	12/15/49	49
24	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class A3	2.83	10/15/45	23
25	Morgan Stanley BAML Trust, Series 2015-C21, Class ASB	3.15	3/15/48	25
25	Morgan Stanley BAML Trust, Series 2013-C9, Class AS	3.46	5/15/46	25
25	Morgan Stanley BAML Trust, Series 2014-C19, Class A4	3.53	12/15/47	25
25	Morgan Stanley BAML Trust, Series 2017-C33, Class A5	3.60	5/15/50	25
25	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4	3.06	10/10/48	24
50	Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class ASB	2.93	11/15/59	50
9	WF-RBS Commercial Mortgage Trust, Series 2012-C7, Class A1	2.30	6/15/45	9

	Total Collateralized Mortgage Obligations			1,049

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages — 22.64%
$54	Fannie Mae, Pool #AS2673	2.00	5/1/29	$52
24	Fannie Mae, Pool #MA3246	2.50	1/1/33	23
22	Fannie Mae, Pool #MA2789	2.50	10/1/36	21
76	Fannie Mae, Pool #AP4742	2.50	8/1/27	74
76	Fannie Mae, Pool #MA1277	2.50	12/1/27	75
24	Fannie Mae, Pool #BH5772	2.50	11/1/32	24
23	Fannie Mae, Pool #MA3154	2.50	10/1/32	22
34	Fannie Mae, Pool #AB7391	2.50	12/1/42	32
24	Fannie Mae, Pool #AS4946	2.50	5/1/30	23
49	Fannie Mae, Pool #AU6677	2.50	9/1/28	48
43	Fannie Mae, Pool #BC9041	2.50	11/1/31	42
50	Fannie Mae, Pool #AU1660	2.50	7/1/28	49
26	Fannie Mae, Series 2015-M1, Class A2	2.53	9/25/24	25
18	Fannie Mae, Pool #MA2523	3.00	2/1/36	18
22	Fannie Mae, Pool #MA2897	3.00	2/1/37	22
45	Fannie Mae, Pool #BC9003	3.00	11/1/46	44
134	Fannie Mae, Pool #AQ7920	3.00	12/1/42	130
54	Fannie Mae, Pool #AY2961	3.00	5/1/45	52
67	Fannie Mae, Pool #AS0302	3.00	8/1/43	65
23	Fannie Mae, Pool #MA2863	3.00	1/1/47	22
43	Fannie Mae, Pool #BC9681	3.00	6/1/46	42
46	Fannie Mae, Pool #BD2446	3.00	1/1/47	45
46	Fannie Mae, Pool #BD5797	3.00	9/1/46	44
23	Fannie Mae, Pool #AS8739	3.00	2/1/37	22
46	Fannie Mae, Pool #AL9865	3.00	2/1/47	45
23	Fannie Mae, Pool #BD5545	3.00	10/1/46	22
13	Fannie Mae, Pool #AO7628	3.00	6/1/27	13
98	Fannie Mae, Pool #AO0752	3.00	4/1/42	96
23	Fannie Mae, Pool #MA3127	3.00	9/1/37	23
25	Fannie Mae, Pool #AL9996	3.00	4/1/32	25
70	Fannie Mae, Pool #AK0006	3.00	1/1/27	70
17	Fannie Mae, Pool #MA2416	3.00	10/1/35	17
43	Fannie Mae, Pool #AS7908	3.00	9/1/46	42
76	Fannie Mae, Pool #MA1307	3.00	1/1/33	76
24	Fannie Mae, Pool #MA3339	3.00	4/1/33	24
60	Fannie Mae, Pool #MA2246	3.00	4/1/30	60
44	Fannie Mae, Pool #AS8276	3.00	11/1/46	43
50	Fannie Mae, Pool #AS5977	3.00	10/1/30	50
18	Fannie Mae, Pool #890566	3.00	12/1/43	18
92	Fannie Mae, Pool #AS8483	3.00	12/1/46	89
62	Fannie Mae, Pool #AT2127	3.00	4/1/43	61
24	Fannie Mae, Pool #MA3237	3.00	1/1/48	24
62	Fannie Mae, Pool #AT0682	3.00	4/1/43	61
30	Fannie Mae, Pool #AU3353	3.00	8/1/43	30
84	Fannie Mae, Pool #AB7099	3.00	11/1/42	82
61	Fannie Mae, Pool #AB8897	3.00	4/1/43	60
44	Fannie Mae, Pool #AB2047	3.00	1/1/26	44
38	Fannie Mae, Pool #AU8932	3.00	11/1/28	38
48	Fannie Mae, Pool #MA3082	3.00	7/1/47	47
45	Fannie Mae, Pool #BC4764	3.00	10/1/46	44
27	Fannie Mae, Pool #AZ2936	3.00	9/1/45	26
23	Fannie Mae, Pool #MA3059	3.50	7/1/37	23
39	Fannie Mae, Pool #MA2706	3.50	8/1/46	39
18	Fannie Mae, Pool #MA2522	3.50	2/1/46	18

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$48	Fannie Mae, Pool #MA3182	3.50	11/1/47	$48
30	Fannie Mae, Pool #AL1717	3.50	5/1/27	30
19	Fannie Mae, Pool #MA2389	3.50	9/1/35	19
49	Fannie Mae, Pool #MA1059	3.50	5/1/32	50
28	Fannie Mae, Pool #AJ4867	3.50	1/1/42	28
17	Fannie Mae, Pool #AJ1886	3.50	3/1/42	17
26	Fannie Mae, Pool #MA3148	3.50	10/1/47	26
45	Fannie Mae, Pool #MA3026	3.50	6/1/47	45
25	Fannie Mae, Pool #MA3305	3.50	3/1/48	25
43	Fannie Mae, Pool #MA1980	3.50	8/1/44	43
58	Fannie Mae, Pool #MA2125	3.50	12/1/44	58
39	Fannie Mae, Pool #BC2926	3.50	3/1/46	39
100	Fannie Mae, Pool #AB6017	3.50	8/1/42	100
44	Fannie Mae, Pool #AB2052	3.50	1/1/26	45
31	Fannie Mae, Pool #AY3377	3.50	4/1/45	31
91	Fannie Mae, Pool #AQ0546	3.50	11/1/42	91
40	Fannie Mae, Pool #AX9530	3.50	2/1/45	40
33	Fannie Mae, Pool #BC1158	3.50	2/1/46	33
36	Fannie Mae, Pool #AZ0862	3.50	7/1/45	35
19	Fannie Mae, Pool #AS6394	3.50	12/1/45	19
37	Fannie Mae, Pool #AS6102	3.50	11/1/45	37
26	Fannie Mae, Pool #AT2673	3.50	4/1/43	26
15	Fannie Mae, Pool #AS5596	3.50	8/1/45	15
23	Fannie Mae, Pool #BM1568	3.50	7/1/47	23
42	Fannie Mae, Pool #AS7491	3.50	7/1/46	42
39	Fannie Mae, Pool #AS7388	3.50	6/1/46	39
64	Fannie Mae, Pool #AS3133	3.50	8/1/44	64
33	Fannie Mae, Pool #BE1435	3.50	12/1/46	33
23	Fannie Mae, Pool #BC0443	3.50	12/1/45	23
22	Fannie Mae, Pool #BD5046	3.50	2/1/47	22
60	Fannie Mae, Pool #AS4771	3.50	4/1/45	59
48	Fannie Mae, Pool #AS4772	3.50	4/1/45	48
40	Fannie Mae, Pool #BA3123	3.50	2/1/46	40
201	Fannie Mae, Pool #AO2548	3.50	4/1/42	200
17	Fannie Mae, Pool #BA1893	3.50	8/1/45	17
24	Fannie Mae, Pool #AS0024	3.50	7/1/43	24
16	Fannie Mae, Pool #AS4236	3.50	1/1/45	15
19	Fannie Mae, Pool #BC1074	3.50	12/1/45	19
11	Fannie Mae, Pool #AZ1210	4.00	5/1/45	11
23	Fannie Mae, Pool #CA0183	4.00	8/1/47	23
23	Fannie Mae, Pool #BH2623	4.00	8/1/47	24
44	Fannie Mae, Pool #BM2002	4.00	10/1/47	45
24	Fannie Mae, Pool #MA3183	4.00	11/1/47	24
26	Fannie Mae, Pool #BD7165	4.00	4/1/47	27
46	Fannie Mae, Pool #MA3121	4.00	9/1/47	47
22	Fannie Mae, Pool #BE8373	4.00	2/1/47	23
23	Fannie Mae, Pool #AH5859	4.00	2/1/41	24
13	Fannie Mae, Pool #AY9901	4.00	7/1/45	13
49	Fannie Mae, Pool #AS3468	4.00	10/1/44	50
40	Fannie Mae, Pool #AS6213	4.00	11/1/45	41
121	Fannie Mae, Pool #190405	4.00	10/1/40	125
43	Fannie Mae, Pool #AH6242	4.00	4/1/26	44
43	Fannie Mae, Pool #AS3293	4.00	9/1/44	44
39	Fannie Mae, Pool #AX0841	4.00	9/1/44	40

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$13	Fannie Mae, Pool #AV0606	4.00	11/1/43	$14
26	Fannie Mae, Pool #AU8849	4.00	11/1/43	27
23	Fannie Mae, Pool #AS3975	4.00	12/1/44	24
51	Fannie Mae, Pool #AS3467	4.00	10/1/44	53
49	Fannie Mae, Pool #AO2959	4.00	5/1/42	50
47	Fannie Mae, Pool #MA2995	4.00	5/1/47	48
46	Fannie Mae, Pool #AC7328	4.00	12/1/39	47
29	Fannie Mae, Pool #MA0534	4.00	10/1/30	30
24	Fannie Mae, Pool #MA3216	4.00	12/1/37	24
31	Fannie Mae, Pool #AS3452	4.00	9/1/44	31
46	Fannie Mae, Pool #AS9831	4.00	6/1/47	47
21	Fannie Mae, Pool #AS8532	4.00	12/1/46	22
19	Fannie Mae, Pool #MA2415	4.00	10/1/45	19
22	Fannie Mae, Pool #AS7600	4.00	7/1/46	22
44	Fannie Mae, Pool #AS9314	4.00	3/1/47	45
18	Fannie Mae, Pool #AZ7362	4.00	11/1/45	18
68	Fannie Mae, Pool #AJ5303	4.00	11/1/41	70
28	Fannie Mae, Pool #AA9781	4.50	7/1/24	29
11	Fannie Mae, Pool #930998	4.50	4/1/29	12
1	Fannie Mae, Pool #AB0339	4.50	1/1/20	1
2	Fannie Mae, Pool #745278	4.50	6/1/19	2
20	Fannie Mae, Pool #BH3310	4.50	5/1/47	21
8	Fannie Mae, Pool #829106	4.50	10/1/20	8
20	Fannie Mae, Pool #AS2751	4.50	6/1/44	21
21	Fannie Mae, Pool #AL6567	4.50	10/1/44	21
64	Fannie Mae, Pool #AL1107	4.50	11/1/41	67
18	Fannie Mae, Pool #BE6489	4.50	1/1/47	18
58	Fannie Mae, Pool #AE0954	4.50	2/1/41	61
3	Fannie Mae, Pool #735646	4.50	7/1/20	3
78	Fannie Mae, Pool #AE0217	4.50	8/1/40	82
15	Fannie Mae, Pool #AU9017	4.50	9/1/43	15
19	Fannie Mae, Pool #AH7521	4.50	3/1/41	20
12	Fannie Mae, Pool #725027	5.00	11/1/33	13
28	Fannie Mae, Pool #725238	5.00	3/1/34	30
60	Fannie Mae, Pool #889117	5.00	10/1/35	64
9	Fannie Mae, Pool #890603	5.00	8/1/41	10
11	Fannie Mae, Pool #890221	5.50	12/1/33	12
25	Fannie Mae, Pool #254800	5.50	7/1/23	27
65	Fannie Mae, Pool #725228	6.00	3/1/34	72
25	Fannie Mae, Pool #959451	6.00	12/1/37	28
35	Fannie Mae, Pool #AE0442	6.50	1/1/39	39
25	Fannie Mae, 15 YR TBA	3.00	8/25/33	25
25	Fannie Mae, 15 YR TBA	3.00	7/25/33	25
50	Fannie Mae, 15 YR TBA	3.50	7/25/33	51
25	Fannie Mae, 30 YR TBA	3.00	7/25/48	24
300	Fannie Mae, 30 YR TBA	3.50	7/25/48	297
25	Fannie Mae, 30 YR TBA	3.50	8/25/48	25
125	Fannie Mae, 30 YR TBA	4.00	7/25/48	127
25	Fannie Mae, 30 YR TBA	4.00	8/25/48	25
100	Fannie Mae, 30 YR TBA	4.50	7/25/47	104
31	Freddie Mac, Pool #J25686	2.00	9/1/28	29
25	Freddie Mac, Pool #J36237	2.50	2/1/32	24
50	Freddie Mac, Pool #G18470	2.50	6/1/28	49
24	Freddie Mac, Pool #G18680	2.50	3/1/33	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$22	Freddie Mac, Pool #G18635	2.50	3/1/32	$21
42	Freddie Mac, Pool #J35896	2.50	12/1/31	41
90	Freddie Mac, Pool #G18459	2.50	3/1/28	88
19	Freddie Mac, Pool #G07445	2.50	7/1/43	17
50	Freddie Mac, Pool #G18485	2.50	10/1/28	49
32	Freddie Mac, Pool #J25193	3.00	8/1/23	32
15	Freddie Mac, Pool #C91809	3.00	2/1/35	15
23	Freddie Mac, Pool #Q46441	3.00	2/1/47	22
35	Freddie Mac, Pool #G15145	3.00	7/1/29	35
69	Freddie Mac, Pool #G08524	3.00	3/1/43	68
30	Freddie Mac, Pool #J31327	3.00	4/1/30	30
128	Freddie Mac, Pool #G08537	3.00	7/1/43	125
47	Freddie Mac, Pool #G60989	3.00	12/1/46	46
40	Freddie Mac, Pool #C91709	3.00	6/1/33	40
12	Freddie Mac, Pool #G18518	3.00	7/1/29	12
23	Freddie Mac, Pool #J15438	3.00	5/1/21	22
100	Freddie Mac, Pool #C09035	3.00	4/1/43	98
23	Freddie Mac, Pool #C91927	3.00	5/1/37	22
46	Freddie Mac, Pool #G08750	3.00	3/1/47	45
23	Freddie Mac, Pool #Q44452	3.00	11/1/46	22
32	Freddie Mac, Pool #Q20138	3.00	7/1/43	31
19	Freddie Mac, Pool #G18601	3.00	5/1/31	19
47	Freddie Mac, Pool #G18663	3.00	10/1/32	47
92	Freddie Mac, Pool #G08741	3.00	1/1/47	89
70	Freddie Mac, Pool #G08631	3.00	3/1/45	68
22	Freddie Mac, Pool #G08732	3.00	11/1/46	22
72	Freddie Mac, Pool #G08635	3.00	4/1/45	70
45	Freddie Mac, Pool #G08737	3.00	12/1/46	43
38	Freddie Mac, Pool #G08680	3.00	12/1/45	37
26	Freddie Mac, Pool #K90311	3.00	4/1/33	26
48	Freddie Mac, Pool #G08701	3.00	4/1/46	47
44	Freddie Mac, Pool #Q18101	3.50	5/1/43	44
19	Freddie Mac, Pool #Q40395	3.50	5/1/46	19
19	Freddie Mac, Pool #G08623	3.50	1/1/45	19
45	Freddie Mac, Pool #G08761	3.50	5/1/47	44
47	Freddie Mac, Pool #G61148	3.50	9/1/47	47
37	Freddie Mac, Pool #Q43933	3.50	10/1/46	36
39	Freddie Mac, Pool #G08698	3.50	3/1/46	39
24	Freddie Mac, Pool #Q52319	3.50	11/1/47	24
20	Freddie Mac, Pool #Q20614	3.50	8/1/43	20
18	Freddie Mac, Pool #J13919	3.50	12/1/20	18
55	Freddie Mac, Pool #C03759	3.50	2/1/42	55
21	Freddie Mac, Pool #J14069	3.50	1/1/26	21
24	Freddie Mac, Pool #G08620	3.50	12/1/44	24
43	Freddie Mac, Pool #C91456	3.50	6/1/32	44
17	Freddie Mac, Pool #G08627	3.50	2/1/45	17
36	Freddie Mac, Pool #G08693	3.50	3/1/46	36
38	Freddie Mac, Pool #G08687	3.50	1/1/46	38
76	Freddie Mac, Pool #G08636	3.50	4/1/45	76
64	Freddie Mac, Pool #G08667	3.50	9/1/45	64
23	Freddie Mac, Pool #G08757	3.50	4/1/47	22
39	Freddie Mac, Pool #G08784	3.50	10/1/47	39
108	Freddie Mac, Pool #G08495	3.50	6/1/42	109
61	Freddie Mac, Pool #G08554	3.50	10/1/43	61

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$51	Freddie Mac, Pool #Q09896	3.50	8/1/42	$52
16	Freddie Mac, Pool #J30284	3.50	11/1/29	16
69	Freddie Mac, Pool #G08681	3.50	12/1/45	69
20	Freddie Mac, Pool #G08702	3.50	4/1/46	20
66	Freddie Mac, Pool #G08637	4.00	4/1/45	68
77	Freddie Mac, Pool #G08601	4.00	8/1/44	78
28	Freddie Mac, Pool #G08563	4.00	1/1/44	28
39	Freddie Mac, Pool #G08669	4.00	9/1/45	40
46	Freddie Mac, Pool #G08775	4.00	8/1/47	47
2	Freddie Mac, Pool #J06163	4.00	1/1/20	2
47	Freddie Mac, Pool #G06506	4.00	12/1/40	49
9	Freddie Mac, Pool #G11690	4.00	2/1/20	9
47	Freddie Mac, Pool #G08606	4.00	9/1/44	49
19	Freddie Mac, Pool #C91395	4.00	9/1/31	19
38	Freddie Mac, Pool #A96286	4.00	1/1/41	39
52	Freddie Mac, Pool #Q24955	4.00	2/1/44	54
39	Freddie Mac, Pool #G08567	4.00	1/1/44	40
46	Freddie Mac, Pool #V83344	4.00	8/1/47	47
41	Freddie Mac, Pool #G08752	4.00	3/1/47	42
16	Freddie Mac, Pool #C09059	4.50	3/1/44	17
62	Freddie Mac, Pool #A97692	4.50	3/1/41	65
24	Freddie Mac, Pool #Q52321	4.50	11/1/47	26
9	Freddie Mac, Pool #C90686	4.50	6/1/23	9
21	Freddie Mac, Pool #A97186	4.50	3/1/41	22
41	Freddie Mac, Pool #G01890	4.50	10/1/35	43
27	Freddie Mac, Pool #Q04294	4.50	11/1/41	28
21	Freddie Mac, Pool #G08781	4.50	9/1/47	22
25	Freddie Mac, Pool #G04817	5.00	9/1/38	27
28	Freddie Mac, Pool #G05904	5.00	9/1/39	30
20	Freddie Mac, Pool #G04913	5.00	3/1/38	21
26	Freddie Mac, Pool #G01962	5.00	12/1/35	28
126	Freddie Mac, Pool #G01665	5.50	3/1/34	135
26	Freddie Mac, Pool #G02794	6.00	5/1/37	28
13	Freddie Mac, Pool #G03616	6.00	12/1/37	14
5	Freddie Mac, Pool #C90989	6.00	9/1/26	5
50	Freddie Mac, Gold 15 YR TBA	3.00	7/15/33	50
50	Freddie Mac, Gold 30 YR TBA	3.00	7/15/48	48
225	Freddie Mac, Gold 30 YR TBA	3.50	7/15/47	225
125	Freddie Mac, Gold 30 YR TBA	4.00	7/15/48	127
25	Freddie Mac, Gold 30 YR TBA	4.00	8/15/48	25
25	Freddie Mac, Gold 30 YR TBA	4.50	7/15/48	26
25	Freddie Mac, Gold 30 YR TBA	4.50	8/15/48	26
10	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	10
15	Government National Mortgage Association, Pool #G25339	2.50	3/20/27	15
22	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	21
12	Government National Mortgage Association, Pool #MA1155	2.50	7/20/43	11
22	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	21
20	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	19
40	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	40
47	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	46
23	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	23
38	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	38
48	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	47
31	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	31

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$50	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	$49
56	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	55
48	Government National Mortgage Association, Pool #MA1011	3.00	5/20/43	47
74	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	72
24	Government National Mortgage Association, Pool #AA5897	3.00	12/15/42	24
48	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	47
36	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	35
42	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	41
18	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	18
43	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	43
28	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	27
22	Government National Mortgage Association, Pool #MA4261	3.00	2/20/47	22
56	Government National Mortgage Association, Pool #MA1447	3.00	11/20/43	55
34	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	33
34	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	34
53	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	52
32	Government National Mortgage Association, Pool #MA2223	3.50	9/20/44	32
22	Government National Mortgage Association, Pool #MA1012	3.50	5/20/43	23
20	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	20
76	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	77
24	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	24
47	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	47
24	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	24
42	Government National Mortgage Association, Pool #MA0318	3.50	8/20/42	42
24	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	24
44	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	44
34	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	34
139	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	140
28	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	28
34	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	35
26	Government National Mortgage Association, Pool #MA2826	3.50	5/20/45	27
41	Government National Mortgage Association, Pool #MA0154	3.50	6/20/42	41
53	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	54
39	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	39
17	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	17
10	Government National Mortgage Association, Pool #MA1600	3.50	1/20/44	10
15	Government National Mortgage Association, Pool #AB9211	3.50	11/15/42	15
39	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	39
41	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	41
31	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	31
42	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	42
18	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	18
39	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	40
33	Government National Mortgage Association, Pool #MA3105	3.50	9/20/45	33
44	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	44
47	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	47
21	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	21
22	Government National Mortgage Association, Pool #AJ0411	3.50	9/15/44	22
32	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	32
38	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	38
45	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	46
40	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	40
37	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	37
17	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	17

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$43	Government National Mortgage Association, Pool #MA4321	3.50		3/20/47	$43
38	Government National Mortgage Association, Pool #MA3874	3.50		8/20/46	39
21	Government National Mortgage Association, Pool #MA2372	4.00		11/20/44	22
13	Government National Mortgage Association, Pool #MA3245	4.00		11/20/45	14
18	Government National Mortgage Association, Pool #MA4263	4.00		2/20/47	19
21	Government National Mortgage Association, Pool #MA3522	4.00		3/20/46	21
24	Government National Mortgage Association, Pool #MA2224	4.00		9/20/44	25
45	Government National Mortgage Association, Pool #MA3737	4.00		6/20/46	46
28	Government National Mortgage Association, Pool #MA1286	4.00		9/20/43	29
24	Government National Mortgage Association, Pool #MA2304	4.00		10/20/44	24
14	Government National Mortgage Association, Pool #MA3377	4.00		1/20/46	14
32	Government National Mortgage Association, Pool #MA2149	4.00		8/20/44	33
23	Government National Mortgage Association, Pool #MA1996	4.00		6/20/44	24
12	Government National Mortgage Association, Pool #MA0023	4.00		4/20/42	13
41	Government National Mortgage Association, Pool #MA4511	4.00		6/20/47	42
19	Government National Mortgage Association, Pool #770602	4.00		9/15/41	19
23	Government National Mortgage Association, Pool #MA1761	4.00		3/20/44	24
76	Government National Mortgage Association, Pool #MA1091	4.00		6/20/43	78
26	Government National Mortgage Association, Pool #738710	4.00		9/15/41	27
43	Government National Mortgage Association, Pool #MA4587	4.00		7/20/47	44
20	Government National Mortgage Association, Pool #MA4452	4.00		5/20/47	21
19	Government National Mortgage Association, Pool #MA4322	4.00		3/20/47	20
40	Government National Mortgage Association, Pool #MA4383	4.00		4/20/47	41
22	Government National Mortgage Association, Pool #MA4653	4.00		8/20/47	23
23	Government National Mortgage Association, Pool #738906	4.50		10/15/41	24
104	Government National Mortgage Association, Pool #4801	4.50		9/20/40	109
20	Government National Mortgage Association, Pool #MA4721	4.50		9/20/47	21
48	Government National Mortgage Association, Pool #721760	4.50		8/15/40	51
18	Government National Mortgage Association, Pool #MA2373	4.50		11/20/44	19
24	Government National Mortgage Association, Pool #MA2756	4.50		4/20/45	25
10	Government National Mortgage Association, Pool #MA1762	4.50		3/20/44	10
22	Government National Mortgage Association, Pool #697974	5.00		6/15/40	23
72	Government National Mortgage Association, Pool #4559	5.00		10/20/39	77
34	Government National Mortgage Association, Pool #697946	5.00		3/15/39	36
21	Government National Mortgage Association, Pool #MA0466	5.50		10/20/42	23
20	Government National Mortgage Association, Pool #510835	5.50		2/15/35	22
22	Government National Mortgage Association, Pool #4222	6.00		8/20/38	24
3	Government National Mortgage Association, Pool #582199	6.50		1/15/32	3
275	Government National Mortgage Association, 30 YR TBA	3.00		7/20/48	270
300	Government National Mortgage Association, 30 YR TBA	3.50		7/20/48	302
25	Government National Mortgage Association, 30 YR TBA	3.50		8/20/48	25
25	Government National Mortgage Association, 30 YR TBA	4.00		7/15/48	26
150	Government National Mortgage Association, 30 YR TBA	4.00		7/20/48	154
50	Government National Mortgage Association, 30 YR TBA	4.00		8/20/48	51
25	Government National Mortgage Association, 30 YR TBA	4.50		7/20/48	26
50	Government National Mortgage Association, 30 YR TBA	4.50		8/20/48	52

	Total U.S. Government Agency Mortgages				15,114

	U.S. Government Agency Securities — 1.37%
25	Fannie Mae	1.00		8/28/19	25
65	Fannie Mae	1.25		5/6/21	63
60	Fannie Mae	1.50		6/22/20	59
50	Fannie Mae, Callable 7/27/18 @ 100.00	1.70		1/27/20	49
30	Fannie Mae	2.13		4/24/26	28
25	Fannie Mae	2.54	(b) (c)	10/9/19	24

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Securities (continued)
$10	Fannie Mae	5.63	7/15/37	$13
50	Fannie Mae	6.25	5/15/29	64
20	Fannie Mae	6.63	11/15/30	27
25	Federal Home Loan Bank	1.13	7/14/21	24
25	Federal Home Loan Bank	1.38	9/28/20	24
60	Federal Home Loan Bank	1.38	11/15/19	60
25	Federal Home Loan Bank	1.88	11/29/21	24
25	Federal Home Loan Bank	2.13	3/10/23	24
20	Federal Home Loan Bank	4.13	3/13/20	21
15	Federal Home Loan Bank	5.63	6/11/21	16
80	Freddie Mac	1.25	10/2/19	79
25	Freddie Mac	1.38	5/1/20	24
20	Freddie Mac	1.40	8/22/19	20
25	Freddie Mac	1.50	1/17/20	25
50	Freddie Mac	1.88	11/17/20	49
40	Freddie Mac	2.38	1/13/22	39
15	Freddie Mac	6.25	7/15/32	20
10	Freddie Mac	6.75	3/15/31	14
25	Freddie Mac	6.75	9/15/29	33
5	Tennessee Valley Authority	3.50	12/15/42	5
30	Tennessee Valley Authority	5.88	4/1/36	39
20	Tennessee Valley Authority, Series E	6.75	11/1/25	25

	Total U.S. Government Agency Securities			917

	Corporate Bonds — 33.24%
300	Abbott Laboratories (Health Care Equipment & Supplies), Callable 8/30/26 @ 100.00	3.75	11/30/26	295
120	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	114
175	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	171
25	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	25
310	American Express Co. (Consumer Finance), Callable 7/1/22 @ 100.00	2.50	8/1/22	297
395	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	395
150	Amgen, Inc. (Biotechnology), Callable 4/11/22 @ 100.00	2.65	5/11/22	145
230	Amgen, Inc. (Biotechnology), Callable 2/1/25 @ 100.00	3.13	5/1/25	221
100	Amgen, Inc. (Biotechnology), Callable 8/15/21 @ 100.00	3.88	11/15/21	101
20	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	19
350	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	347
625	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 11/1/25 @ 100.00	3.65	2/1/26	612
65	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	67
25	Anheuser-Busch InBev N.V. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	25
240	Anthem, Inc. (Health Care Providers & Services)	3.13	5/15/22	237
50	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	47
145	Anthem, Inc. (Health Care Providers & Services), Callable 5/15/21 @ 100.00	3.70	8/15/21	147
20	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	19
90	Archer-Daniels-Midland Co. (Food Products)	4.02	4/16/43	88
90	AT&T, Inc. (Diversified Telecommunication Services)	3.80	3/15/22	90
295	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	298
205	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	200
90	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	90
40	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	40
865	Bank of America Corp., MTN (Banks)	3.88	8/1/25	861
110	Bank One Corp. (Banks)	8.00	4/29/27	137
20	Berkshire Hathaway, Inc. (Diversified Financial Services), Callable 8/1/44 @ 100.00	4.50	2/1/45	20
50	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	48
155	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	141
100	Bunge Limited Finance Corp. (Food Products)	8.50	6/15/19	105

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$130	Capital One Financial Corp. (Consumer Finance), Callable 3/30/21 @ 100.00	3.45	4/30/21	$130
470	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	459
120	Capital One Financial Corp. (Consumer Finance)	4.75	7/15/21	124
80	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	95
280	Citigroup, Inc. (Banks), Callable 11/8/21 @ 100.00	2.90	12/8/21	274
390	Citigroup, Inc. (Banks)	3.40	5/1/26	370
210	Citigroup, Inc. (Banks)	4.50	1/14/22	216
10	Comcast Corp. (Media), Callable 9/1/37 @ 100.00	3.90	3/1/38	9
245	Comcast Corp. (Media)	4.75	3/1/44	241
160	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	204
20	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	26
180	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	187
70	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	72
190	CSX Corp. (Road & Rail)	6.22	4/30/40	229
145	CVS Health Corp. (Food & Staples Retailing), Callable 9/1/22 @ 100.00	2.75	12/1/22	139
535	CVS Health Corp. (Food & Staples Retailing), Callable 12/25/27 @ 100.00	4.30	3/25/28	528
45	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 2/15/22 @ 100.00	3.25	5/15/22	44
150	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 4/15/21 @ 100.00	4.00	7/15/21	152
188	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	203
35	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	39
190	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75	2/1/23	181
225	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60	12/15/24	224
350	Dominion Resources, Inc. (Multi-Utilities)	5.20	8/15/19	358
20	Dow Chemical Co. (The) (Chemicals), Callable 4/1/34 @ 100.00	4.25	10/1/34	19
15	Dow Chemical Co. (The) (Chemicals), Callable 5/15/41 @ 100.00	5.25	11/15/41	16
35	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25	12/15/41	36
65	Duke Energy Corp. (Electric Utilities), Callable 6/1/26 @ 100.00	2.65	9/1/26	59
100	Duke Energy Corp. (Electric Utilities), Callable 1/15/24 @ 100.00	3.75	4/15/24	100
55	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20	8/15/45	55
40	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95	6/15/28	40
85	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/24 @ 100.00	3.75	2/15/25	84
284	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85	3/15/44	284
100	FedEx Corp. (Air Freight & Logistics)	4.90	1/15/34	105
55	Fiserv, Inc. (IT Services), Callable 7/1/22 @ 100.00	3.50	10/1/22	54
190	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85	6/1/25	189
91	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50	2/1/45	91
50	GlaxoSmithKline PLC (Pharmaceuticals)	6.38	5/15/38	64
335	Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50	1/23/25	323
255	Goldman Sachs Group, Inc. (Capital Markets)	5.25	7/27/21	268
90	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00	11/15/41	99
45	Interpublic Group of Companies, Inc. (Media)	4.00	3/15/22	45
250	Interpublic Group of Companies, Inc. (Media)	4.20	4/15/24	252
550	JPMorgan Chase & Co. (Banks), Callable 10/23/24 @ 100.00	3.13	1/23/25	526
50	JPMorgan Chase & Co. (Banks)	3.63	5/13/24	50
15	JPMorgan Chase & Co. (Banks)	4.35	8/15/21	15
150	JPMorgan Chase & Co. (Banks)	4.50	1/24/22	155
60	Lincoln National Corp. (Insurance)	4.85	6/24/21	62
75	Lincoln National Corp. (Insurance)	7.00	6/15/40	94
135	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50	5/15/36	140
85	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88	3/15/44	85
45	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45	6/1/27	42
135	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25	7/2/24	136
25	Medtronic, Inc. (Health Care Equipment & Supplies), Callable 9/15/43 @ 100.00	4.63	3/15/44	26
35	Medtronic, Inc. (Health Care Equipment & Supplies)	4.63	3/15/45	37

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Corporate Bonds (continued)
$40	MetLife, Inc. (Insurance)	3.00		3/1/25	$38
105	MetLife, Inc. (Insurance)	6.50		12/15/32	129
385	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50		2/6/57	417
270	MidAmerican Energy Holdings Co. (Electric Utilities)	6.13		4/1/36	332
265	Morgan Stanley (Capital Markets)	2.63		11/17/21	257
70	Morgan Stanley (Capital Markets)	3.13		1/23/23	68
465	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/7/23 @ 100.00	2.95		2/7/24	449
290	Nucor Corp. (Metals & Mining), Callable 6/15/22 @ 100.00	4.13		9/15/22	298
100	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20		8/1/43	110
160	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20		9/16/26	154
25	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13		5/15/45	24
225	Oracle Corp. (Software)	5.38		7/15/40	254
95	Philip Morris International, Inc. (Tobacco)	4.50		3/20/42	93
250	PNC Bank NA (Banks), Callable 10/6/20 @ 100.00	2.45		11/5/20	246
70	PNC Financial Services Group, Inc. (Banks)	2.85	(d)	11/9/22	68
65	Procter & Gamble Co. (The) (Household Products)	9.36		1/1/21	70
150	Progress Energy, Inc. (Electric Utilities)	6.00		12/1/39	180
45	Prudential Financial, Inc., MTN (Insurance), Callable 12/27/27 @ 100.00	3.88		3/27/28	44
15	Prudential Financial, Inc. (Insurance)	6.63		6/21/40	19
30	Public Service Electric & Gas Co. (Multi-Utilities), Callable 3/1/42 @ 100.00	3.65		9/1/42	29
120	RELX Capital, Inc. (Professional Services), Callable 7/15/22 @ 100.00	3.13		10/15/22	118
75	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50		3/16/23	74
105	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50		3/15/27	100
35	Roper Industries, Inc. (Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13		11/15/22	34
190	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85		12/15/25	187
25	Ryder System, Inc., MTN (Road & Rail), Callable 8/1/21 @ 100.00	2.25		9/1/21	24
115	Ryder System, Inc. (Road & Rail), Callable 2/1/22 @ 100.00	2.80		3/1/22	112
50	Ryder System, Inc. (Road & Rail), Callable 10/15/21 @ 100.00	3.45		11/15/21	50
40	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45		10/1/23	38
60	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00		11/15/26	56
187	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15		2/1/24	198
255	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45		1/15/23	247
135	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95		1/15/43	117
260	SunTrust Banks, Inc. (Banks), Callable 2/3/21 @ 100.00	2.90		3/3/21	257
215	The Sherwin-Williams Co. (Chemicals), Callable 4/1/24 @ 100.00	3.13		6/1/24	205
170	The Travelers Companies, Inc. (Insurance)	6.25		6/15/37	210
175	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 2/15/23 @ 100.00	3.00		4/15/23	170
140	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 11/1/23 @ 100.00	4.15		2/1/24	142
115	Twenty-First Century Fox, Inc. (Media), Callable 3/15/44 @ 100.00	4.75		9/15/44	116
170	Twenty-First Century Fox, Inc. (Media)	6.20		12/15/34	201
100	United Parcel Service, Inc. (Air Freight & Logistics)	6.20		1/15/38	126
50	United Technologies Corp. (Aerospace & Defense)	4.50		6/1/42	49
100	UnitedHealth Group, Inc. (Health Care Providers & Services)	6.88		2/15/38	132
110	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63		6/15/37	131
40	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25		8/15/22	39
175	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50		2/1/25	168
170	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01		8/21/54	160
540	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.15		9/15/23	574
80	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65		8/15/43	83
25	Wal-Mart Stores, Inc. (Food & Staples Retailing)	5.63		4/1/40	30
90	Wells Fargo & Co., MTN (Banks)	2.63		7/22/22	87
430	Wells Fargo & Co. (Banks)	3.00		2/19/25	405
150	Wells Fargo & Co. (Banks)	3.30		9/9/24	145

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$190	Wells Fargo & Co., MTN (Banks)	4.60	4/1/21	$196
250	WestRock Co. (Containers & Packaging)	4.90	3/1/22	260
55	Westvaco Corp. (Containers & Packaging)	8.20	1/15/30	73
100	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	132

	Total Corporate Bonds			22,182

	U.S. Treasury Obligations — 33.71%
112	U.S. Treasury Bond	2.25	8/15/46	96
135	U.S. Treasury Bond	2.50	5/15/46	123
160	U.S. Treasury Bond	2.50	2/15/46	145
45	U.S. Treasury Bond	2.50	2/15/45	41
63	U.S. Treasury Bond	2.75	8/15/42	61
185	U.S. Treasury Bond	2.75	8/15/47	176
74	U.S. Treasury Bond	2.75	11/15/42	71
105	U.S. Treasury Bond	2.75	11/15/47	100
140	U.S. Treasury Bond	2.88	5/15/43	137
115	U.S. Treasury Bond	2.88	11/15/46	112
120	U.S. Treasury Bond	2.88	8/15/45	117
120	U.S. Treasury Bond	3.00	11/15/44	120
160	U.S. Treasury Bond	3.00	2/15/47	160
50	U.S. Treasury Bond	3.00	2/15/48	50
100	U.S. Treasury Bond	3.00	5/15/47	100
175	U.S. Treasury Bond	3.00	11/15/45	175
44	U.S. Treasury Bond	3.00	5/15/42	44
160	U.S. Treasury Bond	3.00	5/15/45	160
67	U.S. Treasury Bond	3.13	2/15/42	69
130	U.S. Treasury Bond	3.13	8/15/44	133
75	U.S. Treasury Bond	3.13	11/15/41	77
45	U.S. Treasury Bond	3.13	5/15/48	46
90	U.S. Treasury Bond	3.13	2/15/43	92
115	U.S. Treasury Bond	3.38	5/15/44	123
135	U.S. Treasury Bond	3.63	2/15/44	150
75	U.S. Treasury Bond	3.63	8/15/43	83
53	U.S. Treasury Bond	3.75	8/15/41	60
120	U.S. Treasury Bond	3.75	11/15/43	136
55	U.S. Treasury Bond	3.88	8/15/40	63
40	U.S. Treasury Bond	4.25	11/15/40	48
85	U.S. Treasury Bond	4.38	11/15/39	104
60	U.S. Treasury Bond	4.38	5/15/40	74
45	U.S. Treasury Bond	4.38	2/15/38	55
35	U.S. Treasury Bond	4.38	5/15/41	43
10	U.S. Treasury Bond	4.50	2/15/36	12
25	U.S. Treasury Bond	4.50	8/15/39	31
70	U.S. Treasury Bond	4.63	2/15/40	89
70	U.S. Treasury Bond	4.75	2/15/41	91
40	U.S. Treasury Bond	5.00	5/15/37	52
30	U.S. Treasury Bond	5.25	11/15/28	36
10	U.S. Treasury Bond	5.25	2/15/29	12
55	U.S. Treasury Bond	5.38	2/15/31	69
25	U.S. Treasury Bond	6.00	2/15/26	30
35	U.S. Treasury Bond	6.13	11/15/27	44
25	U.S. Treasury Bond	6.13	8/15/29	33
35	U.S. Treasury Bond	6.25	5/15/30	47
50	U.S. Treasury Bond	6.38	8/15/27	64
15	U.S. Treasury Bond	6.50	11/15/26	19

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$17	U.S. Treasury Bond	7.50	11/15/24	$22
15	U.S. Treasury Bond	7.63	2/15/25	19
40	U.S. Treasury Bond	8.00	11/15/21	47
65	U.S. Treasury Note	0.75	7/15/19	64
95	U.S. Treasury Note	0.75	8/15/19	93
45	U.S. Treasury Note	0.88	9/15/19	44
45	U.S. Treasury Note	0.88	7/31/19	44
100	U.S. Treasury Note	1.00	11/30/19	98
70	U.S. Treasury Note	1.00	10/15/19	69
95	U.S. Treasury Note	1.00	9/30/19	93
70	U.S. Treasury Note	1.00	11/15/19	69
67	U.S. Treasury Note	1.00	8/31/19	66
70	U.S. Treasury Note	1.13	3/31/20	68
65	U.S. Treasury Note	1.13	12/31/19	64
100	U.S. Treasury Note	1.13	6/30/21	96
80	U.S. Treasury Note	1.13	9/30/21	76
100	U.S. Treasury Note	1.13	8/31/21	95
150	U.S. Treasury Note	1.13	7/31/21	143
120	U.S. Treasury Note	1.13	2/28/21	115
65	U.S. Treasury Note	1.13	4/30/20	63
105	U.S. Treasury Note	1.25	8/31/19	104
50	U.S. Treasury Note	1.25	10/31/19	49
20	U.S. Treasury Note	1.25	7/31/23	19
100	U.S. Treasury Note	1.25	3/31/21	96
105	U.S. Treasury Note	1.25	1/31/20	103
140	U.S. Treasury Note	1.25	10/31/21	134
55	U.S. Treasury Note	1.25	2/29/20	54
50	U.S. Treasury Note	1.38	8/31/20	49
50	U.S. Treasury Note	1.38	2/15/20	49
105	U.S. Treasury Note	1.38	1/31/21	102
65	U.S. Treasury Note	1.38	9/30/23	61
100	U.S. Treasury Note	1.38	5/31/21	97
75	U.S. Treasury Note	1.38	1/15/20	74
5	U.S. Treasury Note	1.38	8/31/23	5
50	U.S. Treasury Note	1.38	5/31/20	49
70	U.S. Treasury Note	1.38	1/31/20	69
75	U.S. Treasury Note	1.38	12/15/19	74
105	U.S. Treasury Note	1.38	9/30/19	104
115	U.S. Treasury Note	1.38	3/31/20	113
100	U.S. Treasury Note	1.38	4/30/21	97
110	U.S. Treasury Note	1.38	4/30/20	108
120	U.S. Treasury Note	1.38	2/29/20	118
105	U.S. Treasury Note	1.38	7/31/19	104
100	U.S. Treasury Note	1.50	4/15/20	98
100	U.S. Treasury Note	1.50	5/15/20	98
50	U.S. Treasury Note	1.50	8/15/20	49
105	U.S. Treasury Note	1.50	5/31/20	103
100	U.S. Treasury Note	1.50	7/15/20	98
80	U.S. Treasury Note	1.50	1/31/22	77
105	U.S. Treasury Note	1.50	11/30/19	104
195	U.S. Treasury Note	1.50	10/31/19	193
110	U.S. Treasury Note	1.50	6/15/20	108
155	U.S. Treasury Note	1.50	2/28/23	147
185	U.S. Treasury Note	1.50	8/15/26	167

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$135	U.S. Treasury Note	1.63	8/31/22	$129
125	U.S. Treasury Note	1.63	8/31/19	124
100	U.S. Treasury Note	1.63	6/30/20	98
110	U.S. Treasury Note	1.63	7/31/20	108
35	U.S. Treasury Note	1.63	10/15/20	34
100	U.S. Treasury Note	1.63	3/15/20	99
110	U.S. Treasury Note	1.63	12/31/19	109
100	U.S. Treasury Note	1.63	10/31/23	94
255	U.S. Treasury Note	1.63	2/15/26	235
65	U.S. Treasury Note	1.63	8/15/22	62
50	U.S. Treasury Note	1.63	7/31/19	50
102	U.S. Treasury Note	1.63	11/15/22	97
80	U.S. Treasury Note	1.63	5/31/23	76
185	U.S. Treasury Note	1.63	5/15/26	169
95	U.S. Treasury Note	1.75	10/31/20	93
105	U.S. Treasury Note	1.75	12/31/20	103
164	U.S. Treasury Note	1.75	5/15/23	157
105	U.S. Treasury Note	1.75	11/30/19	104
85	U.S. Treasury Note	1.75	2/28/22	82
100	U.S. Treasury Note	1.75	11/15/20	98
90	U.S. Treasury Note	1.75	5/15/22	87
80	U.S. Treasury Note	1.75	1/31/23	77
130	U.S. Treasury Note	1.75	11/30/21	126
85	U.S. Treasury Note	1.75	3/31/22	82
110	U.S. Treasury Note	1.75	9/30/22	106
115	U.S. Treasury Note	1.75	4/30/22	111
140	U.S. Treasury Note	1.75	5/31/22	135
105	U.S. Treasury Note	1.75	9/30/19	104
140	U.S. Treasury Note	1.75	6/30/22	135
105	U.S. Treasury Note	1.88	1/31/22	102
90	U.S. Treasury Note	1.88	9/30/22	87
85	U.S. Treasury Note	1.88	5/31/22	82
100	U.S. Treasury Note	1.88	8/31/24	95
75	U.S. Treasury Note	1.88	12/31/19	74
65	U.S. Treasury Note	1.88	7/31/22	63
125	U.S. Treasury Note	1.88	4/30/22	121
70	U.S. Treasury Note	1.88	12/15/20	69
145	U.S. Treasury Note	1.88	2/28/22	141
105	U.S. Treasury Note	1.88	6/30/20	104
125	U.S. Treasury Note	1.88	10/31/22	121
110	U.S. Treasury Note	1.88	11/30/21	107
100	U.S. Treasury Note	1.88	3/31/22	97
85	U.S. Treasury Note	1.88	8/31/22	82
185	U.S. Treasury Note	2.00	11/15/26	173
100	U.S. Treasury Note	2.00	2/15/22	98
80	U.S. Treasury Note	2.00	8/31/21	78
195	U.S. Treasury Note	2.00	8/15/25	185
200	U.S. Treasury Note	2.00	11/30/22	194
145	U.S. Treasury Note	2.00	11/15/21	142
195	U.S. Treasury Note	2.00	2/15/25	185
70	U.S. Treasury Note	2.00	10/31/21	69
110	U.S. Treasury Note	2.00	12/31/21	108
60	U.S. Treasury Note	2.00	11/30/20	59
170	U.S. Treasury Note	2.00	2/15/23	165

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$100	U.S. Treasury Note	2.00	10/31/22	$97
100	U.S. Treasury Note	2.00	2/28/21	98
100	U.S. Treasury Note	2.00	5/31/21	98
10	U.S. Treasury Note	2.00	1/15/21	10
135	U.S. Treasury Note	2.00	5/31/24	129
95	U.S. Treasury Note	2.00	7/31/22	92
65	U.S. Treasury Note	2.00	9/30/20	64
80	U.S. Treasury Note	2.00	1/31/20	79
90	U.S. Treasury Note	2.00	6/30/24	86
70	U.S. Treasury Note	2.00	4/30/24	67
50	U.S. Treasury Note	2.00	7/31/20	49
90	U.S. Treasury Note	2.13	11/30/23	87
115	U.S. Treasury Note	2.13	11/30/24	110
115	U.S. Treasury Note	2.13	2/29/24	111
70	U.S. Treasury Note	2.13	6/30/21	69
85	U.S. Treasury Note	2.13	3/31/24	82
115	U.S. Treasury Note	2.13	9/30/24	111
210	U.S. Treasury Note	2.13	12/31/22	206
90	U.S. Treasury Note	2.13	6/30/22	88
80	U.S. Treasury Note	2.13	8/31/20	79
115	U.S. Treasury Note	2.13	7/31/24	111
65	U.S. Treasury Note	2.13	9/30/21	64
120	U.S. Treasury Note	2.13	8/15/21	118
195	U.S. Treasury Note	2.13	5/15/25	187
135	U.S. Treasury Note	2.13	1/31/21	133
105	U.S. Treasury Note	2.13	12/31/21	103
195	U.S. Treasury Note	2.25	11/15/25	188
90	U.S. Treasury Note	2.25	1/31/24	88
80	U.S. Treasury Note	2.25	3/31/21	79
80	U.S. Treasury Note	2.25	4/30/21	79
80	U.S. Treasury Note	2.25	12/31/23	78
225	U.S. Treasury Note	2.25	2/15/27	216
140	U.S. Treasury Note	2.25	7/31/21	138
185	U.S. Treasury Note	2.25	8/15/27	176
85	U.S. Treasury Note	2.25	2/15/21	84
80	U.S. Treasury Note	2.25	12/31/24	77
175	U.S. Treasury Note	2.25	11/15/27	166
90	U.S. Treasury Note	2.25	2/29/20	90
115	U.S. Treasury Note	2.25	10/31/24	111
10	U.S. Treasury Note	2.25	3/31/20	10
215	U.S. Treasury Note	2.25	11/15/24	209
90	U.S. Treasury Note	2.38	4/15/21	89
10	U.S. Treasury Note	2.38	3/15/21	10
175	U.S. Treasury Note	2.38	5/15/27	168
125	U.S. Treasury Note	2.38	12/31/20	124
110	U.S. Treasury Note	2.38	1/31/23	108
95	U.S. Treasury Note	2.38	4/30/20	95
240	U.S. Treasury Note	2.38	8/15/24	235
127	U.S. Treasury Note	2.50	8/15/23	125
100	U.S. Treasury Note	2.50	5/31/20	100
100	U.S. Treasury Note	2.50	6/30/20	100
205	U.S. Treasury Note	2.50	5/15/24	203
50	U.S. Treasury Note	2.50	3/31/23	49
90	U.S. Treasury Note	2.50	1/31/25	88

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$95	U.S. Treasury Note	2.63		6/15/21	$95
200	U.S. Treasury Note	2.63		11/15/20	201
95	U.S. Treasury Note	2.63		5/15/21	95
160	U.S. Treasury Note	2.63		8/15/20	160
100	U.S. Treasury Note	2.63		3/31/25	99
110	U.S. Treasury Note	2.63		2/28/23	110
105	U.S. Treasury Note	2.63		6/30/23	104
45	U.S. Treasury Note	2.75		4/30/23	45
90	U.S. Treasury Note	2.75		2/28/25	90
90	U.S. Treasury Note	2.75		6/30/25	90
170	U.S. Treasury Note	2.75		11/15/23	170
100	U.S. Treasury Note	2.75		2/15/24	100
95	U.S. Treasury Note	2.75		5/31/23	95
30	U.S. Treasury Note	2.75		2/15/28	30
90	U.S. Treasury Note	2.88		4/30/25	90
125	U.S. Treasury Note	2.88		5/15/28	125
90	U.S. Treasury Note	2.88		5/31/25	90
50	U.S. Treasury Note	3.13		5/15/21	51
75	U.S. Treasury Note	3.38		11/15/19	76
100	U.S. Treasury Note	3.50		5/15/20	102
100	U.S. Treasury Note	3.63		2/15/21	103
80	U.S. Treasury Note	3.63		8/15/19	81
100	U.S. Treasury Note	3.63		2/15/20	102

	Total U.S. Treasury Obligations				22,495

	Yankee Dollars — 6.03%
100	America Movil SAB de CV (Wireless Telecommunication Services)	5.00		3/30/20	103
85	America Movil SAB de CV (Wireless Telecommunication Services)	6.13		11/15/37	98
100	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25		1/15/26	100
25	Bank of Nova Scotia (Banks)	1.85		4/14/20	25
200	Barclays PLC (Banks), Callable 1/10/22 @ 100.00	3.68		1/10/23	195
45	BHP Billiton Ltd. (Metals & Mining)	5.00		9/30/43	50
255	BP Capital Markets PLC (Oil, Gas & Consumable Fuels)	3.54		11/4/24	253
129	British Telecommunications PLC (Diversified Telecommunication Services)	9.63		12/15/30	184
205	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95		1/15/23	197
90	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 8/15/21 @ 100.00	3.45		11/15/21	90
50	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	49
270	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	281
90	Deutsche Telekom International Finance BV (Diversified Financial Services)	8.75	(d)	6/15/30	119
90	HSBC Holdings PLC (Banks)	4.00		3/30/22	91
120	HSBC Holdings PLC (Banks)	6.80		6/1/38	145
140	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	153
145	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	186
50	LyondellBasell Industries N.V. (Chemicals)	4.00		7/15/23	50
35	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	32
110	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	151
25	Royal Bank of Canada (Banks)	2.20		9/23/19	24
75	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	76
185	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	240
100	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	111
180	Statoil ASA (Oil, Gas & Consumable Fuels)	7.75		6/15/23	214
10	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.13		4/27/20	10
35	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	37
90	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05		6/20/36	108
105	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.50		8/1/22	101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Yankee Dollars (continued)
$240	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	$240
140	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	159
20	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	23
35	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	35
90	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	98

	Total Yankee Dollars				4,028

	Time Deposit — 0.04%
29	State Street Liquidity Management Control System Eurodollar Time Deposit	0.53		7/2/18	29

	Total Time Deposit				29

Shares
	Mutual Funds — 3.51%
36,904	SSgA U.S. Government Money Market Fund, Premier Class	1.73	(e)		37
2,306,027	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(e)		2,306

	Total Mutual Funds				2,343

	Total Investments Before TBA Sale Commitments (cost $69,938) — 102.61%				68,490
Principal Amount (000)
	TBA Sale Commitments (f) — (0.22)%
$(40)	Fannie Mae, 15 YR TBA	4.50		7/25/33	(40)
(100)	Freddie Mac, Gold 30 YR TBA	5.50		7/15/48	(107)

	Total TBA Sale Commitments				(147)

	Liabilities in excess of other assets — (2.39)%				(1,594)

	Net Assets — 100.00%				$66,749

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2018.

(b)	Zero Coupon Security. Effective rate shown is as of June 30, 2018.

(c)	Rate disclosed represents effective yield at purchase.

(d)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2018.

(e)	The rate disclosed is the rate in effect on June 30, 2018.

(f)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

MTN — Medium Term Note

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Core Fixed Income Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Core Fixed Income Portfolio	Agincourt Capital Management, LLC	BNY Mellon Asset Management North America Corporation*	HC Capital Solutions	Total
Asset Backed Securities	—	0.50%	—	0.50%
Collateralized Mortgage Obligations	—	1.57%	—	1.57%
U.S. Government Agency Mortgages	—	22.64%	—	22.64%
U.S. Government Agency Securities	—	1.37%	—	1.37%
Corporate Bonds	33.24%	—	—	33.24%
U.S. Treasury Obligations	—	33.71%	—	33.71%
Yankee Dollars	5.96%	0.07%	—	6.03%
Time Deposit	—	0.04%	—	0.04%
Mutual Funds	0.05%	2.99%	0.47%	3.51%
TBA Sale Commitments	—	-0.22%	—	-0.22%
Other Assets (Liabilities)	0.39%	-2.65%	-0.13%	-2.39%

Total Net Assets	39.64%	60.02%	0.34%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations — 19.62%
$2,070	BAMLL Commercial Mortgage Securities Trust, Series 2014-FL1, Class E (a)	5.53 (LIBOR01M + 550.00 bps)(b)	12/15/31	$1,996
5,687	Bank of America Merrill Lynch Large, Series 2016-GG10, Class AJA (a)	5.98(c)	8/10/45	4,248
3,000	BX Trust, Series 2017-IMC, Class G (a)	7.57 (LIBOR01M + 550.00 bps)(b)	10/15/32	3,011
4,000	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class E (a)	3.00	2/10/48	2,677
1,500	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class E (a)	3.21(c)	7/10/47	1,017
1,300	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class F (a)	4.28(c)	4/10/48	790
2,700	Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class E (a)	4.28(c)	4/10/48	1,831
6,000	Commercial Mortgage Trust, Series 2014-CR21, Class F (a)	3.00	12/10/47	3,888
2,700	Commercial Mortgage Trust, Series 2015-LC21, Class E (a)	3.25	7/10/48	1,816
3,409	Commercial Mortgage Trust, Series 2015-CR24, Class E (a)	3.28(c)	8/10/48	2,099
1,100	Commercial Mortgage Trust, Series 2014-LC17, Class D (a)	3.69	10/10/47	868
2,900	Commercial Mortgage Trust, Series 2013-CR7, Class G (a)	4.43(c)	3/10/46	1,043
1,800	Commercial Mortgage Trust, Series 2015-CR25, Class F (a)	4.70(c)	8/10/48	888
4,000	Commercial Mortgage Trust, Series 2015-CR25, Class E (a)	4.70(c)	8/10/48	2,683
420	Commercial Mortgage Trust, Series 2013-CR12, Class E (a)	5.25(c)	10/10/46	325
1,409	Connecticut Avenue Securities, Series 2016-C03, Class 1B, Callable 4/25/26 @ 100.00 (a)	13.84 (US0001M + 1175.00 bps)(b)	10/25/28	2,012
6,332	Connecticut Avenue Securities, Series 2016-C02, Class 1B, Callable 3/25/26 @ 100.00 (a)	14.34 (US0001M + 1225.00 bps)(b)	9/25/28	9,402
1,712	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class B2, Callable 9/25/48 @ 100.00 (a)	3.10(c)	7/25/57	914
1,492	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class B1, Callable 9/25/48 @ 100.00 (a)	3.10(c)	7/25/57	1,081
1,659	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class B4, Callable 9/25/48 @ 100.00 (a)	3.10(c)	7/25/57	281
1,455	Credit Suisse Mortgage Trust, Series 2017-RPL1, Class B3, Callable 9/25/48 @ 100.00 (a)	3.10(c)	7/25/57	619
1,627	Credit Suisse Mortgage Trust, Series 2007-C5, Class AM	5.87	9/15/40	1,577
3,944	Credit Suisse Mortgage Trust, Series 2015-LHMZ, Class MZ (a)	8.92(c)	7/6/20	3,958
1,500	Credit Suisse Mortgage Trust, Series 2017-CHOP, Class H (a)	9.69 (LIBOR01M + 762.00 bps)(b)	7/15/32	1,494
2,500	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class D (a)	4.54(c)	11/15/49	2,057
2,100	DBUBS Mortgage Trust, Series 2011-LC3A, Class G (a)	3.75	8/10/44	1,216
4,779	FRESB Mortgage Trust, Series 2018-SB48, Class B, Callable 1/1/28 @ 100.00 (a)	3.68 (LIBOR06M + 367.72 bps)(b)	2/25/38	3,476
2,260	GE Commercial Mortgage Corp. Trust, Series 2007-C1, Class AJ	5.68(c)	12/10/49	721
600	Goldman Sachs Mortgage Securities Trust, Series 2013-GC14, Class F (a)	4.92(c)	8/10/46	466
4,850	GS Mortgage Securities Corp. II, Series 2018-SRP5, Class D (a)	7.98 (LIBOR01M + 600.00 bps)(b)	9/15/31	4,850
700	JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class E, Callable 10/15/24 @ 100.00 (a)	3.36(c)	9/15/47	466
4,300	JPMBB Commercial Mortgage Securities Trust, Series 2015-C31, Class E (a)	4.77(c)	8/15/48	2,927
6,070	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-LDPX, Class AJ, Callable 2/11/22 @ 100.00	5.50(c)	1/15/49	987
2,724	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-CB19, Class AJ	6.01(c)	2/12/49	2,021
853	Lone Star Portfolio Trust, Series 2015-LSP, Class E (a)	7.67 (US0001M + 560.00 bps)(b)	9/15/28	859
4,010	Lone Star Portfolio Trust, Series 2015-LSP, Class F (a)	8.97 (LIBOR01M + 690.00 bps)(b)	9/15/28	4,039
1,110	Morgan Stanley BAML Trust, Series 2015-C21, Class E (a)	3.01	3/15/48	720
1,800	Morgan Stanley BAML Trust, Series 2015-C25, Class F, Callable 9/11/25 @ 100.00 (a)	4.68 (US0003M + 125.00 bps)(b)	10/15/48	1,034
2,250	Morgan Stanley BAML Trust, Series 2015-C25, Class E, Callable 9/11/25 @ 100.00 (a)	4.68 (US0003M + 112.00 bps)(b)	10/15/48	1,718

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$1,183	Motel 6 Trust, Series 2017-MTL6, Class F (a)	6.32 (LIBOR01M + 425.00 bps)(b)	8/15/34	$1,190
2,517	Multifamily Trust, Series 2016-1, Class B (a)	9.27 (US0003M + 113.00 bps)(b)	4/25/46	2,630
151,245	Seasoned Credit Risk Transfer, Series 2016-1, Class XSIO, Callable 6/25/43 @ 100.00 (a)	0.07(c)	9/25/55	557
19,302	Seasoned Credit Risk Transfer, Series 2016-1, Class BIO, Callable 6/25/43 @ 100.00 (a)	1.02(c)	9/25/55	2,094
8,175	Seasoned Credit Risk Transfer, Series 2016-1, Class B, Callable 6/25/43 @ 100.00 (a)	6.43	9/25/55	751
14,967	Structured Agency Credit Risk Debt Notes, Series 2015-DNA3, Class B, Callable 10/25/25 @ 100.00	11.44 (US0001M + 935.00 bps)(b)	4/25/28	19,537
4,494	Structured Agency Credit Risk Debt Notes, Series 2016-DNA1, Class B, Callable 1/25/26 @ 100.00	12.09 (US0001M + 1000.00 bps)(b)	7/25/28	5,933
2,785	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class G (a)	8.40 (US0001M + 635.00 bps)(b)	11/11/34	2,779
1,857	Tharaldson Hotel Portfolio Trust, Series 2018-THL, Class H (a)	11.85 (US0001M + 980.00 bps)(b)	11/11/34	1,853
4,726	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class G (a)	5.00(c)	5/10/63	3,358
8,192	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class H (a)	5.00(c)	5/10/63	4,265
3,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class AJ	6.21(c)	2/15/51	2,985
4,800	Wells Fargo Commercial Mortgage Trust, Series 2015-C28, Class E (a)	3.00	5/15/48	3,010
510	Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class E (a)	3.50	7/15/46	342
4,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C31, Class E, Callable 11/11/25 @ 100.00 (a)	4.76(c)	11/15/48	2,807

	Total Collateralized Mortgage Obligations			132,166

	U.S. Government Agency Mortgages — 3.30%
1,140	Fannie Mae, Series 2017-C05, Class 1B1, Callable 7/25/27 @ 100.00 (a)	5.69 (US0001M + 360.00 bps)(b)	1/25/30	1,169
5,550	Fannie Mae, Series 2017-C07, Class 1B1, Callable 11/25/27 @ 100.00 (a)	6.09 (US0001M + 400.00 bps)(b)	5/25/30	5,766
530	Fannie Mae, Series 2017-C03, Class 1B1, Callable 4/25/27 @ 100.00 (a)	6.94 (US0001M + 485.00 bps)(b)	10/25/29	594
1,500	Fannie Mae, Series 2016-C06, Class 1B, Callable 10/25/26 @ 100.00 (a)	11.34 (US0001M + 925.00 bps)(b)	4/25/29	1,876
3,499	Fannie Mae, Series 2016-C04, Class 1B, Callable 7/25/26 @ 100.00 (a)	12.34 (US0001M + 1025.00 bps)(b)	1/25/29	4,637
340	Fannie Mae, Series 2016-C01, Class 1B, Callable 2/25/26 @ 100.00 (a)	13.84 (US0001M + 1175.00 bps)(b)	8/25/28	489
5,970	Freddie Mac, Series 2017-2, Class B, Callable 2/25/48 @ 100.00 (a)	0.00(c)	8/25/56	602
263,323	Freddie Mac, Series 2017-2, Class XSIO, Callable 2/25/48 @ 100.00 (a)	0.07(c)	8/25/56	998
8,974	Freddie Mac, Series 2017-2, Class BIO, Callable 2/25/48 @ 100.00 (a)	1.15(c)	8/25/56	1,015
530	Freddie Mac, Series 2017-DNA1, Class B2, Callable 1/25/27 @ 100.00	12.09 (US0001M + 1000.00 bps)(b)	7/25/29	537
1,090	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B1, Callable 4/25/27 @ 100.00	7.24 (US0001M + 515.00 bps)(b)	10/25/29	1,246
3,068	Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2017-DNA2, Class B2, Callable 4/25/27 @ 100.00	13.34 (US0001M + 1125.00 bps)(b)	10/25/29	3,277

	Total U.S. Government Agency Mortgages			22,206

	Corporate Bonds — 53.39%
1,175	Acadia Healthcare Co., Inc. (Health Care Providers & Services), Callable 8/3/18 @ 102.56	5.13	7/1/22	1,172
946	Acadia Healthcare Co., Inc. (Health Care Providers & Services), Callable 3/1/19 @ 104.88	6.50	3/1/24	970
709	ACCO Brands Corp. (Commercial Services & Supplies), Callable 12/15/19 @ 103.94	5.25	12/15/24	707

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,765	AES Corp. (Independent Power & Renewable Electricity Producers), Callable 8/3/18 @ 102.44	4.88	5/15/23	$1,761
2,335	Albertsons Companies LLC (Food & Staples Retailing), Callable 9/15/19 @ 104.31	5.75	3/15/25	2,066
282	Alcoa, Inc. (Aerospace & Defense)	5.87	2/23/22	294
111	Ally Financial, Inc. (Consumer Finance), Callable 10/20/25 @ 100.00	5.75	11/20/25	113
2,029	Ally Financial, Inc. (Consumer Finance)	8.00	11/1/31	2,405
968	Altice US Finance I Corp. (Media), Callable 7/16/18 @ 104.03 (a)	5.38	7/15/23	963
1,141	Altice US Finance I Corp. (Media), Callable 5/15/21 @ 102.75 (a)	5.50	5/15/26	1,101
868	AMC Entertainment Holdings, Inc. (Media), Callable 11/15/21 @ 102.94	5.88	11/15/26	835
509	AMC Networks, Inc. (Media), Callable 8/1/21 @ 102.38	4.75	8/1/25	489
785	AMC Networks, Inc. (Media), Callable 4/1/20 @ 102.50	5.00	4/1/24	773
629	American Airlines Pass-Through Trust, Series 2013-2, Class B (Airlines)	5.60	1/15/22	642
613	American Airlines Pass-Through Trust, Class B (Airlines)	5.63	7/15/22	624
2,022	American Builders & Contractors Supply Co., Inc. (Trading Companies & Distributors), Callable 5/15/21 @ 102.94 (a)	5.88	5/15/26	1,989
685	American Woodmark Corp. (Building Products), Callable 3/15/21 @ 102.44	4.88	3/15/26	649
285	Amsted Industries, Inc. (Machinery), Callable 9/15/19 @ 102.69	5.38	9/15/24	283
727	Anixter International, Inc. (Electronic Equipment, Instruments & Components)	5.13	10/1/21	740
547	Aramark Services, Inc. (Hotels, Restaurants & Leisure), Callable 2/1/23 @ 102.50	5.00	2/1/28	522
442	Ashtead Capital, Inc. (Trading Companies & Distributors), Callable 8/15/20 @ 103.09 (a)	4.13	8/15/25	412
1,099	Avis Budget Car Rental LLC (Road & Rail), Callable 8/3/18 @ 102.56 ^	5.13	6/1/22	1,077
1,156	Avis Budget Car Rental LLC (Road & Rail), Callable 8/3/18 @ 102.75 ^	5.50	4/1/23	1,128
2,251	Avon Products, Inc. (Personal Products)	6.60	3/15/20	2,217
2,369	B&G Foods, Inc. (Food Products), Callable 4/1/20 @ 103.94 ^	5.25	4/1/25	2,233
733	Ball Corp. (Containers & Packaging), Callable 12/15/25 @ 100.00	4.88	3/15/26	730
1,951	Bank of America Corp. (Banks), Callable 3/17/25 @ 100.00, Perpetual Bond (d)	6.10 (US0003M + 389.80 bps)(b)	12/29/49	2,028
1,449	BBA US Holdings, Inc. (Aerospace & Defense), Callable 5/1/21 @ 102.69 (a)	5.38	5/1/26	1,454
1,177	Beacon Escrow Corp. (Trading Companies & Distributors), Callable 11/1/20 @ 102.44 (a)	4.88	11/1/25	1,089
1,682	Belo Corp. (Media)	7.25	9/15/27	1,732
578	Block Communications, Inc. (Media), Callable 2/15/20 @ 103.44 (a)	6.88	2/15/25	577
646	Blue Cube Spinco, Inc. (Chemicals), Callable 10/15/20 @ 102.44	9.75	10/15/23	730
2,115	Blue Racer Mid LLC/Blue Racer Mid Finance (Oil, Gas & Consumable Fuels), Callable 8/3/18 @ 104.59 (a)	6.13	11/15/22	2,136
2,639	Blue Racer Midstream LLC/Blue Racer Finance Corp. (Oil, Gas & Consumable Fuels), Callable 7/15/21 @ 104.97 (a)	6.63	7/15/26	2,612
1,333	Booz Allen Hamilton, Inc. (IT Services), Callable 5/1/20 @ 102.56 (a)	5.13	5/1/25	1,303
1,126	Brinker International, Inc. (Hotels, Restaurants & Leisure)	3.88	5/15/23	1,061
1,110	Brinker International, Inc. (Hotels, Restaurants & Leisure), Callable 7/1/24 @ 100.00 (a)	5.00	10/1/24	1,071
861	Building Materials Corp. of America (Building Products), Callable 11/15/19 @ 102.69 (a)	5.38	11/15/24	850
1,268	Building Materials Corp. of America (Building Products), Callable 10/15/20 @ 103.00 (a)	6.00	10/15/25	1,271
856	BWX Technologies, Inc. (Aerospace & Defense), Callable 7/15/21 @ 102.69 (a)	5.38	7/15/26	867
565	Cable One, Inc. (Media), Callable 8/3/18 @ 102.88 (a)	5.75	6/15/22	576
2,346	Cablevision Systems Corp. (Media)	5.88	9/15/22	2,329
1,875	Cardtronics, Inc. (IT Services), Callable 8/3/18 @ 102.56	5.13	8/1/22	1,791
572	Cardtronics, Inc. (IT Services), Callable 5/1/20 @ 104.13 (a)	5.50	5/1/25	518
3,161	Care Capital Properties WI (Equity Real Estate Investment Trusts), Callable 5/15/26 @ 100.00	5.13	8/15/26	3,020
1,837	Carriage Services, Inc. (Diversified Consumer Services), Callable 6/1/21 @ 104.97 (a)	6.63	6/1/26	1,862

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,334	Carrizo Oil & Gas, Inc. (Oil, Gas & Consumable Fuels), Callable 8/9/18 @ 104.69 ^	6.25	4/15/23	$1,351
2,281	CCO Holdings LLC/Capital Corp. (Media), Callable 5/1/22 @ 102.56 (a)	5.13	5/1/27	2,130
859	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 8/3/18 @ 102.56	5.13	2/15/23	850
970	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 8/3/18 @ 103.84 (a)	5.13	5/1/23	958
1,010	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 2/15/21 @ 102.88	5.75	2/15/26	992
777	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 8/3/18 @ 102.88	5.75	1/15/24	779
298	CCO Holdings LLC/CCO Holdings Capital Corp. (Media), Callable 4/1/19 @ 104.41	5.88	4/1/24	299
1,238	CDK Global, Inc. (Software), Callable 6/1/22 @ 102.44	4.88	6/1/27	1,187
582	CDW LLC/CDW Finance (Electronic Equipment, Instruments & Components), Callable 8/3/18 @ 103.75	5.00	9/1/23	583
1,605	CDW LLC/CDW Finance (Electronic Equipment, Instruments & Components), Callable 6/1/24 @ 100.00	5.50	12/1/24	1,636
1,858	Centene Corp. (Health Care Providers & Services), Callable 1/15/20 @ 103.56	4.75	1/15/25	1,849
506	Centene Escrow I Corp. (Health Care Providers & Services), Callable 6/1/21 @ 104.03 (a)	5.38	6/1/26	513
1,064	Central Garden & Pet Co. (Household Products), Callable 1/1/23 @ 102.56	5.13	2/1/28	984
1,282	Century Communities, Inc. (Household Durables), Callable 7/15/20 @ 104.41	5.88	7/15/25	1,211
1,119	CenturyLink, Inc. (Diversified Telecommunication Services), Callable 1/1/25 @ 100.00^	5.63	4/1/25	1,057
3,919	CenturyLink, Inc., Series T (Diversified Telecommunication Services)	5.80	3/15/22	3,880
189	CenturyLink, Inc. (Diversified Telecommunication Services)	6.45	6/15/21	194
1,079	CenturyLink, Inc., Series G (Diversified Telecommunication Services)	6.88	1/15/28	993
2,299	Cheniere Corp. Christi HD (Oil, Gas & Consumable Fuels), Callable 10/2/24 @ 100.00	5.88	3/31/25	2,391
300	Cheniere Corp. Christi HD (Oil, Gas & Consumable Fuels), Callable 1/1/24 @ 100.00	7.00	6/30/24	327
2,466	CHS/Community Health Systems, Inc. (Health Care Providers & Services), Callable 3/31/20 @ 103.13	6.25	3/31/23	2,256
734	CIT Group, Inc. (Banks)	6.13	3/9/28	754
1,096	Commercial Metals Co. (Metals & Mining), Callable 2/15/23 @ 100.00	4.88	5/15/23	1,072
2,170	Commercial Metals Co. (Consumer Finance), Callable 4/15/21 @ 102.88 (a)	5.75	4/15/26	2,095
1,268	Commscope Tech LLC (Communications Equipment), Callable 3/15/22 @ 102.50	5.00	3/15/27	1,194
350	CommScope, Inc. (Communications Equipment), Callable 6/15/19 @ 102.75 (a)	5.50	6/15/24	352
1,564	CoreCivic, Inc. (Equity Real Estate Investment Trusts), Callable 7/15/27 @ 100.00	4.75	10/15/27	1,419
261	Corrections Corp. of America (Equity Real Estate Investment Trusts), Callable 2/1/23 @ 100.00	4.63	5/1/23	253
659	Corrections Corp. of America (Equity Real Estate Investment Trusts), Callable 7/15/22 @ 100.00	5.00	10/15/22	659
45	Credit Acceptance Corp. (Consumer Finance), Callable 8/3/18 @ 101.53	6.13	2/15/21	45
1,705	Credit Acceptance Corp. (Consumer Finance), Callable 8/3/18 @ 105.53	7.38	3/15/23	1,760
1,398	Crown Americas LLC/Crown Americas Capital Corp. VI (Containers & Packaging), Callable 2/1/21 @ 103.56 (a)	4.75	2/1/26	1,328
6,979	CSC Holdings LLC (Media)	5.25	6/1/24	6,596
854	Cumberland Farms, Inc. (Food & Staples Retailing), Callable 5/1/20 @ 105.06 (a)	6.75	5/1/25	865
1,603	CVR Partners/CVR Nitrogen (Chemicals), Callable 6/15/19 @ 104.63 (a)	9.25	6/15/23	1,651
1,499	CyrusOne LP/CyrusOne Finance Corp. (Equity Real Estate Investment Trusts), Callable 3/15/20 @ 102.50	5.00	3/15/24	1,499
477	CyrusOne LP/CyrusOne Finance Corp. (Equity Real Estate Investment Trusts), Callable 3/15/22 @ 102.69	5.38	3/15/27	473

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,338	Delek Logistics Partners LP/Delek Logistics Finance Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/20 @ 105.06	6.75	5/15/25	$1,338
309	Diamond 1 Finance/Diamond 2 (Technology Hardware, Storage & Peripherals), Callable 7/19/18 @ 102.94 (a)	5.88	6/15/21	313
2,465	Diamond 1 Finance/Diamond 2 (Technology Hardware, Storage & Peripherals), Callable 6/15/19 @ 105.34 (a)	7.13	6/15/24	2,612
1,912	Diebold Nixdorf, Inc. (Technology Hardware, Storage & Peripherals), Callable 4/15/19 @ 106.38	8.50	4/15/24	1,831
3,348	DISH DBS Corp. (Media)	5.88	7/15/22	3,148
2,671	DISH DBS Corp. (Media)	6.75	6/1/21	2,675
887	Downstream Development Authority of the Quapaw Tribe of Oklahoma (Hotels, Restaurants & Leisure), Callable 2/15/20 @ 105.25 (a)	10.50	2/15/23	905
699	Dynegy, Inc. (Independent Power & Renewable Electricity Producers), Callable 8/3/18 @ 102.94	5.88	6/1/23	719
1,419	EMC Corp. (Technology Hardware, Storage & Peripherals), Callable 3/1/23 @ 100.00	3.38	6/1/23	1,327
1,384	Endeavor Energy Resources LP/EER Finance, Inc. (Oil, Gas & Consumable Fuels), Callable 1/30/23 @ 102.88 (a)	5.75	1/30/28	1,349
242	Energizer Gamma Acquisition, Inc. (Household Products), Callable 7/15/21 @ 103.19 (a)	6.38	7/15/26	246
371	Energizer Holdings, Inc. (Household Products), Callable 6/15/20 @ 102.75 (a)	5.50	6/15/25	365
1,721	Energy Transfer Equity (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	5.50	6/1/27	1,721
355	Envision Healthcare Corp. (Health Care Providers & Services), Callable 7/16/18 @ 102.56 (a)	5.13	7/1/22	358
1,101	Envision Healthcare Corp. (Health Care Providers & Services), Callable 8/3/18 @ 102.81	5.63	7/15/22	1,120
601	Equinix, Inc. (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 102.69	5.38	5/15/27	599
2,564	ESH Hospitality, Inc. (Hotels, Restaurants & Leisure), Callable 5/1/20 @ 102.63 (a)	5.25	5/1/25	2,474
362	Exterran Energy Solutions LP/EES Finance Corp. (Energy Equipment & Services), Callable 5/1/20 @ 106.09	8.13	5/1/25	382
2,123	Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels), Callable 2/1/21 @ 104.22	5.63	2/1/26	2,033
395	Extraction Oil & Gas, Inc. (Oil, Gas & Consumable Fuels), Callable 5/15/20 @ 103.69 (a)	7.38	5/15/24	414
2,342	First Data Corp. (IT Services), Callable 1/15/19 @ 102.50 (a)	5.00	1/15/24	2,324
1,101	First Data Corp. (IT Services), Callable 8/15/18 @ 102.69 (a)	5.38	8/15/23	1,111
592	First Data Corp. (IT Services), Callable 12/1/18 @ 103.50	7.00	12/1/23	617
1,675	First Quality Finance Co., Inc. (Personal Products), Callable 7/1/20 @ 103.75 (a)	5.00	7/1/25	1,533
3,176	Freeport-McMoRan, Inc. (Metals & Mining), Callable 12/1/21 @ 100.00	3.55	3/1/22	3,018
696	Frontier Communications Corp. (Diversified Telecommunication Services)	7.13	1/15/23	513
1,696	Frontier Communications Corp. (Diversified Telecommunication Services) ^	8.50	4/15/20	1,733
1,383	Frontier Communications Corp. (Diversified Telecommunication Services), Callable 4/1/21 @ 106.38 (a)	8.50	4/1/26	1,335
1,065	Frontier Communications Corp. (Diversified Telecommunication Services), Callable 6/15/22 @ 100.00	10.50	9/15/22	966
163	GCI, Inc. (Diversified Telecommunication Services), Callable 8/3/18 @ 101.13	6.75	6/1/21	165
371	Genesis Energy LP (Oil, Gas & Consumable Fuels), Callable 8/3/18 @ 104.50	6.00	5/15/23	364
1,472	Genesis Energy LP (Oil, Gas & Consumable Fuels), Callable 8/3/18 @ 103.38	6.75	8/1/22	1,487
1,399	Genesis Energy LP/Genesis Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 2/15/21 @ 104.69	6.25	5/15/26	1,319
2,351	GenOn Energy, Inc. (Independent Power & Renewable Electricity Producers), Callable 8/3/18 @ 101.65 ^(e)(f)	9.88	10/15/20	2,139
575	GLP Capital LP (Equity Real Estate Investment Trusts)	5.25	6/1/25	575
610	GLP Capital LP (Equity Real Estate Investment Trusts), Callable 8/1/23 @ 100.00	5.38	11/1/23	623
2,480	GLP Capital LP (Equity Real Estate Investment Trusts)	5.38	4/15/26	2,456

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,007	GLP Capital LP (Equity Real Estate Investment Trusts)	5.75	6/1/28	$1,015
1,102	GMAC, Inc. (Consumer Finance)	8.00	11/1/31	1,311
679	Goldman Sachs Group, Inc., Series P (Capital Markets), Callable 11/10/22 @ 100.00, Perpetual Bond(d)	5.00 (US0003M + 287.40 bps)(b)	12/31/49	637
1,116	Graham Holdings Co. (Diversified Consumer Services), Callable 6/1/21 @ 104.31 (a)	5.75	6/1/26	1,127
1,093	Gray Television, Inc. (Media), Callable 10/15/19 @ 103.84 (a)	5.13	10/15/24	1,044
3,253	Gulfport Energy Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/20 @ 104.78	6.38	5/15/25	3,163
936	H&E Equipment Services, Inc. (Trading Companies & Distributors), Callable 9/1/20 @ 104.22	5.63	9/1/25	920
1,304	Hanesbrands, Inc. (Textiles, Apparel & Luxury Goods), Callable 2/15/24 @ 100.00 (a)	4.63	5/15/24	1,271
77	Harland Clarke Holdings Corp. (Commercial Services & Supplies), Callable 2/15/19 @ 104.19 (a)	8.38	8/15/22	75
4,659	HCA Holdings, Inc. (Health Care Providers & Services), Callable 8/15/25 @ 100.00	5.88	2/15/26	4,699
1,768	HCA, Inc. (Health Care Providers & Services)	5.38	2/1/25	1,741
601	HCA, Inc. (Health Care Providers & Services)	5.88	5/1/23	624
2,113	HealthSouth Corp. (Health Care Providers & Services), Callable 8/3/18 @ 102.88	5.75	11/1/24	2,114
1,097	Hertz Corp. (Road & Rail), Callable 8/3/18 @ 101.47	5.88	10/15/20	1,072
1,016	Hertz Corp. (The) (Road & Rail), Callable 6/1/19 @ 103.81	7.63	6/1/22	975
849	Hilcorp Energy Corp. (Oil, Gas & Consumable Fuels), Callable 4/1/20 @ 102.88 (a)	5.75	10/1/25	847
1,448	Hilton Domestic Operating Co., Inc. (Hotels, Restaurants & Leisure), Callable 5/1/21 @ 102.56 (a)	5.13	5/1/26	1,423
2,179	Ingles Markets, Inc. (Food & Staples Retailing), Callable 8/3/18 @ 102.88	5.75	6/15/23	2,146
402	J2 Cloud Services LLC/J2 Global Co-Obligor, Inc. (Internet Software & Services), Callable 7/15/20 @ 104.50 (a)	6.00	7/15/25	407
739	Jagged Peak Energy LLC (Oil, Gas & Consumable Fuels), Callable 5/1/21 @ 102.94 (a)	5.88	5/1/26	724
1,400	JB Poindexter & Co., Inc. (Machinery), Callable 4/15/21 @ 105.34 (a)	7.13	4/15/26	1,434
693	JBS USA LLC/JBS USA Finance, Inc. (Food Products), Callable 7/15/19 @ 102.94 (a)	5.88	7/15/24	662
1,024	JBS USA LLC/JBS USA Finance, Inc. (Food Products), Callable 8/3/18 @ 101.21 (a)	7.25	6/1/21	1,034
393	JBS USA LLC/JBS USA Finance, Inc. (Food Products), Callable 8/3/18 @ 101.21 (a)	7.25	6/1/21	397
244	JC Penney Corp., Inc. (Multiline Retail) ^	8.13	10/1/19	252
1,855	JPMorgan Chase & Co. (Banks), Callable 5/1/20 @ 100.00, Perpetual Bond (d)	5.30 (US0003M + 380.00 bps)(b)	12/31/49	1,889
211	Kaiser Aluminum Corp. (Metals & Mining), Callable 5/15/19 @ 104.41	5.88	5/15/24	215
1,266	KFC HLD/Pizza Hut/Taco (Hotels, Restaurants & Leisure), Callable 6/1/19 @ 103.75 (a)	5.00	6/1/24	1,250
872	Lennar Corp. (Household Durables), Callable 10/15/21 @ 100.00	4.13	1/15/22	863
948	Lennar Corp. (Household Durables), Callable 5/29/27 @ 100.00	4.75	11/29/27	886
1,047	Lennar Corp. (Household Durables), Callable 2/28/25 @ 100.00	4.75	5/30/25	1,013
400	Lennar Corp. (Household Durables), Callable 9/15/23 @ 100.00	4.88	12/15/23	399
1,223	Lennar Corp. (Household Durables)	5.38	10/1/22	1,248
190	Lennar Corp. (Household Durables), Callable 5/15/24 @ 100.00	5.88	11/15/24	196
873	Level 3 Financing, Inc. (Diversified Telecommunication Services), Callable 8/3/18 @ 102.81	5.63	2/1/23	873
597	Live Nation Entertainment, Inc. (Media), Callable 11/1/19 @ 103.66 (a)	4.88	11/1/24	578
445	Live Nation Entertainment, Inc. (Media), Callable 3/15/21 @ 104.22 (a)	5.63	3/15/26	442
2,650	Lockheed Martin Corp. (Aerospace & Defense) (a)	9.26 (LIBOR01M + 721.75 bps)(b)	9/15/20	2,687
1,500	Louisiana-Pacific Corp. (Paper & Forest Products), Callable 9/15/19 @ 103.66	4.88	9/15/24	1,474

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,652	LSC Communications, Inc. (Commercial Services & Supplies), Callable 10/15/19 @ 106.56 (a)	8.75	10/15/23	$1,619
399	M/I Homes, Inc. (Household Durables), Callable 8/1/20 @ 104.22	5.63	8/1/25	373
1,006	M/I Homes, Inc. (Household Durables), Callable 7/19/18 @ 103.38	6.75	1/15/21	1,037
394	Match Group, Inc. (Internet Software & Services), Callable 12/15/22 @ 102.50 (a)	5.00	12/15/27	366
2,224	Mattel, Inc. (Leisure Products), Callable 12/31/20 @ 105.06 (a)	6.75	12/31/25	2,166
1,154	Meredith Corp. (Media), Callable 2/1/21 @ 103.44 (a)	6.88	2/1/26	1,138
1,080	Meritage Homes Corp. (Household Durables)	7.15	4/15/20	1,139
1,933	MetLife, Inc., Series C (Insurance), Callable 6/15/20 @ 100.00, Perpetual Bond (d)	5.25 (US0003M + 357.50 bps)(b)	12/31/49	1,966
1,483	MGIC Investment Corp. (Thrifts & Mortgage Finance)	5.75	8/15/23	1,513
707	MGM Growth/MGM Finance (Hotels, Restaurants & Leisure), Callable 2/1/24 @ 100.00	5.63	5/1/24	716
2,900	MGM Resorts International (Hotels, Restaurants & Leisure)	6.00	3/15/23	2,988
1,850	Multi-Color Corp. (Commercial Services & Supplies), Callable 11/1/20 @ 102.44 (a)	4.88	11/1/25	1,723
1,425	Multi-Color Corp. (Commercial Services & Supplies), Callable 8/3/18 @ 104.59 (a)	6.13	12/1/22	1,457
2,249	Murphy Oil USA, Inc. (Specialty Retail), Callable 5/1/22 @ 102.81	5.63	5/1/27	2,198
548	Navient Corp. (Consumer Finance)	6.50	6/15/22	561
1,927	Navient Corp., MTN (Consumer Finance)	7.25	1/25/22	2,016
1,069	Navient Corp. (Consumer Finance)	7.25	9/25/23	1,120
578	NCR Corp. (Technology Hardware, Storage & Peripherals), Callable 8/3/18 @ 101.16	4.63	2/15/21	574
1,279	NCR Corp. (Technology Hardware, Storage & Peripherals), Callable 8/3/18 @ 102.94	5.88	12/15/21	1,298
1,377	Netflix, Inc. (Internet & Direct Marketing Retail) (a)	4.88	4/15/28	1,312
497	Netflix, Inc. (Internet & Direct Marketing Retail)	5.88	2/15/25	510
949	New Amethyst Corp. (Health Care Providers & Services), Callable 12/1/19 @ 104.69 (a)	6.25	12/1/24	1,011
1,631	New Enterprise Stone & Lime Co., Inc. (Construction Materials), Callable 3/15/21 @ 103.13 (a)	6.25	3/15/26	1,647
966	New Home Co., Inc. (The) (Household Durables), Callable 10/1/19 @ 103.63	7.25	4/1/22	994
237	Nexstar Escrow Corp. (Media), Callable 8/1/19 @ 104.22 (a)	5.63	8/1/24	228
1,110	NGL Energy Partners LP/NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 3/1/20 @ 104.59	6.13	3/1/25	1,049
1,392	NGL Energy Partners LP/NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 8/3/18 @ 103.44	6.88	10/15/21	1,409
660	NGL Energy Partners LP/NGL Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 11/1/19 @ 103.75	7.50	11/1/23	667
1,509	NGPL PipeCo LLC (Oil, Gas & Consumable Fuels) (a)	7.77	12/15/37	1,773
1,755	Novelis Corp. (Metals & Mining), Callable 9/30/21 @ 102.94 (a)	5.88	9/30/26	1,680
431	Novelis Corp. (Metals & Mining), Callable 8/15/19 @ 104.69 (a)	6.25	8/15/24	431
436	NRG Energy, Inc. (Independent Power & Renewable Electricity Producers), Callable 1/15/23 @ 102.88 (a)	5.75	1/15/28	428
1,122	NRG Energy, Inc. (Independent Power & Renewable Electricity Producers), Callable 8/3/18 @ 103.13	6.25	7/15/22	1,155
1,032	NRG Energy, Inc. (Independent Power & Renewable Electricity Producers), Callable 5/15/21 @ 103.63	7.25	5/15/26	1,099
1,457	Oasis Petroleum, Inc. (Oil, Gas & Consumable Fuels), Callable 5/1/21 @ 103.13 (a)	6.25	5/1/26	1,472
803	Olin Corp. (Chemicals), Callable 2/1/24 @ 102.50	5.00	2/1/30	761
453	Owens-Brockway Glass Container, Inc. (Containers & Packaging)	5.88	8/15/23	458
968	PDC Energy, Inc. (Oil, Gas & Consumable Fuels), Callable 5/15/21 @ 104.31 (a)	5.75	5/15/26	968
2,362	PDC Energy, Inc. (Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 104.59	6.13	9/15/24	2,409
1,205	Peabody Finance Corp. (Oil, Gas & Consumable Fuels), Callable 3/31/19 @ 103.00 (a)	6.00	3/31/22	1,220

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,991	Peabody Finance Corp. (Oil, Gas & Consumable Fuels), Callable 3/31/20 @ 104.78 (a)	6.38	3/31/25	$2,046
1,463	Penske Automotive Group (Specialty Retail), Callable 12/1/19 @ 102.69	5.38	12/1/24	1,437
1,705	Performance Food Group, Inc. (Food & Staples Retailing), Callable 6/1/19 @ 102.75 (a)	5.50	6/1/24	1,684
1,397	Pilgrim’s Pride Corp. (Food Products), Callable 3/15/20 @ 102.88 (a)	5.75	3/15/25	1,341
138	Pilgrim’s Pride Corp. (Food Products), Callable 9/30/22 @ 102.94 (a)	5.88	9/30/27	128
2,027	Plastipak Holdings, Inc. (Containers & Packaging), Callable 10/15/20 @ 103.13 (a)	6.25	10/15/25	1,865
1,905	Post Holdings, Inc. (Food Products), Callable 8/15/21 @ 102.50 (a)	5.00	8/15/26	1,776
1,101	Post Holdings, Inc. (Food Products), Callable 12/1/22 @ 102.81 (a)	5.63	1/15/28	1,032
698	PulteGroup, Inc. (Household Durables), Callable 12/1/25 @ 100.00	5.50	3/1/26	691
1,076	QEP Resources, Inc. (Oil, Gas & Consumable Fuels), Callable 7/1/22 @ 100.00	5.38	10/1/22	1,095
413	QEP Resources, Inc. (Oil, Gas & Consumable Fuels), Callable 12/1/25 @ 100.00	5.63	3/1/26	394
1,570	QEP Resources, Inc. (Oil, Gas & Consumable Fuels)	6.80	3/1/20	1,641
1,877	Quad Graphics, Inc. (Commercial Services & Supplies)	7.00	5/1/22	1,915
1,377	QualityTech, LP/QTS Finance Corp. (Internet Software & Services), Callable 11/15/20 @ 103.56 (a)	4.75	11/15/25	1,289
2,056	Quicken Loans, Inc. (Thrifts & Mortgage Finance), Callable 1/15/23 @ 102.63 (a)	5.25	1/15/28	1,895
907	Quicken Loans, Inc. (Thrifts & Mortgage Finance), Callable 5/1/20 @ 102.88 (a)	5.75	5/1/25	888
684	Quintiles IMS, Inc. (Health Care Technology), Callable 10/15/21 @ 102.50 (a)	5.00	10/15/26	666
143	Quintiles Transnational (Life Sciences Tools & Services), Callable 8/3/18 @ 103.66 (a)	4.88	5/15/23	144
1,128	Radian Group, Inc. (Thrifts & Mortgage Finance), Callable 7/1/24 @ 100.00	4.50	10/1/24	1,089
1,018	Range Resources Corp. (Oil, Gas & Consumable Fuels), Callable 2/15/25 @ 100.00 ^	4.88	5/15/25	954
386	Range Resources Corp. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	5.00	3/15/23	375
1,345	Range Resources Corp. (Oil, Gas & Consumable Fuels), Callable 5/15/22 @ 100.00	5.00	8/15/22	1,332
2	Range Resources Corp. (Oil, Gas & Consumable Fuels), Callable 3/1/21 @ 100.00	5.75	6/1/21	2
953	Realogy Group LLC/Realogy Co-Issuer Corp. (Real Estate Management & Development), Callable 3/1/23 @ 100.00 (a)	4.88	6/1/23	896
4,831	Rite Aid Corp. (Food & Staples Retailing), Callable 8/3/18 @ 104.59 (a)	6.13	4/1/23	4,899
1,748	Rose Rock Midstream LP (Oil, Gas & Consumable Fuels), Callable 5/15/19 @ 102.81	5.63	11/15/23	1,647
614	Sabre Holdings Corp. (IT Services), Callable 11/15/18 @ 103.94 (a)	5.25	11/15/23	618
1,146	Sabre Holdings Corp. (IT Services), Callable 8/3/18 @ 104.03 (a)	5.38	4/15/23	1,157
814	Scotts Miracle-GRO Co. (Chemicals), Callable 12/15/21 @ 102.63	5.25	12/15/26	779
2,065	Select Medical Corp. (Health Care Providers & Services), Callable 8/3/18 @ 101.59	6.38	6/1/21	2,093
1,023	Service Corp. International (Diversified Consumer Services), Callable 5/15/19 @ 102.69	5.38	5/15/24	1,046
2,024	Service Master Co. LLC (Diversified Consumer Services), Callable 11/15/19 @ 103.84 (a)	5.13	11/15/24	1,964
819	Sirius XM Radio, Inc. (Media), Callable 4/15/20 @ 102.69	5.38	4/15/25	808
592	Sirius XM Radio, Inc. (Media), Callable 7/15/21 @ 102.69	5.38	7/15/26	570
460	Sonic Automotive, Inc. (Specialty Retail), Callable 8/3/18 @ 102.50	5.00	5/15/23	439
1,109	Sonic Automotive, Inc. (Specialty Retail), Callable 3/15/22 @ 103.06	6.13	3/15/27	1,048
2,929	Southwestern Energy Co. (Oil, Gas & Consumable Fuels), Callable 10/23/24 @ 100.00 ^	6.70	1/23/25	2,867
1,866	Southwestern Energy Co. (Oil, Gas & Consumable Fuels), Callable 4/1/21 @ 105.63	7.50	4/1/26	1,931
198	Spectrum Brands, Inc. (Household Products), Callable 12/15/19 @ 103.06	6.13	12/15/24	200
1,413	Springleaf Finance Corp. (Consumer Finance)	5.63	3/15/23	1,406

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$891	Springleaf Finance Corp. (Consumer Finance)	6.88	3/15/25	$884
764	Springleaf Finance Corp. (Consumer Finance)	7.13	3/15/26	760
1,953	Sprint Capital Corp. (Wireless Telecommunication Services)	6.88	11/15/28	1,875
4,062	Sprint Corp. (Wireless Telecommunication Services)	7.13	6/15/24	4,101
678	Sprint Corp. (Wireless Telecommunication Services), Callable 11/1/25 @ 100.00	7.63	3/1/26	691
487	Sprint Corp. (Wireless Telecommunication Services), Callable 11/15/24 @ 100.00	7.63	2/15/25	499
595	Sprint Nextel Corp. (Wireless Telecommunication Services)	11.50	11/15/21	702
3,299	Staples, Inc. (Specialty Retail), Callable 9/15/20 @ 104.25 (a)	8.50	9/15/25	3,077
885	Steel Dynamics, Inc. (Metals & Mining), Callable 9/15/20 @ 102.06	4.13	9/15/25	848
430	Steel Dynamics, Inc. (Metals & Mining), Callable 12/15/21 @ 102.50	5.00	12/15/26	430
356	Steel Dynamics, Inc. (Metals & Mining), Callable 8/3/18 @ 102.63	5.25	4/15/23	359
354	Sunoco LP/Sunoco Finance Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/20 @ 102.44 (a)	4.88	1/15/23	340
552	Sunoco LP/Sunoco Finance Corp. (Oil, Gas & Consumable Fuels), Callable 2/15/21 @ 102.75 (a)	5.50	2/15/26	523
578	Symantec Corp. (Software), Callable 4/15/20 @ 102.50 (a)	5.00	4/15/25	560
2,518	Tallgrass Energy Partners (Oil, Gas & Consumable Fuels), Callable 9/15/19 @ 104.13	5.50	9/15/24	2,568
722	Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/23 @ 102.75 (a)	5.50	1/15/28	713
548	Teleflex, Inc. (Health Care Equipment & Supplies), Callable 11/15/22 @ 102.31	4.63	11/15/27	518
261	Teleflex, Inc. (Health Care Equipment & Supplies), Callable 6/1/21 @ 102.44	4.88	6/1/26	256
406	Tempur Sealy International, Inc. (Household Durables), Callable 10/15/18 @ 104.22	5.63	10/15/23	407
2,415	Tenet Healthcare Corp. (Health Care Providers & Services)	4.50	4/1/21	2,391
206	Tenet Healthcare Corp. (Health Care Providers & Services)	4.75	6/1/20	207
3,007	Tenet Healthcare Corp. (Health Care Providers & Services)	6.00	10/1/20	3,090
584	Tenet Healthcare Corp. (Health Care Providers & Services), Callable 1/1/19 @ 103.75 (a)	7.50	1/1/22	607
870	Tenneco, Inc. (Auto Components), Callable 7/15/21 @ 102.50	5.00	7/15/26	777
685	TerraForm Power Operating LLC (Independent Power & Renewable Electricity Producers), Callable 10/31/22 @ 100.00 (a)	4.25	1/31/23	661
685	TerraForm Power Operating LLC (Independent Power & Renewable Electricity Producers), Callable 7/31/27 @ 100.00 (a)	5.00	1/31/28	649
1,348	THC Escrow Corp. III (Health Care Providers & Services), Callable 5/1/20 @ 102.56 (a)	5.13	5/1/25	1,281
44	The AES Corp. (Independent Power & Renewable Electricity Producers), Callable 4/15/20 @ 102.75	5.50	4/15/25	44
1,177	The EW Scripps Co. (Media), Callable 5/15/20 @ 103.84 (a)	5.13	5/15/25	1,103
1,409	T-Mobile USA, Inc. (Wireless Telecommunication Services), Callable 4/15/19 @ 104.50	6.00	4/15/24	1,458
1,481	T-Mobile USA, Inc. (Wireless Telecommunication Services), Callable 1/15/21 @ 103.25	6.50	1/15/26	1,525
464	T-Mobile USA, Inc. (Wireless Telecommunication Services), Callable 1/15/19 @ 103.25	6.50	1/15/24	483
773	Toll Brothers Finance Corp. (Household Durables), Callable 1/15/23 @ 100.00	4.38	4/15/23	758
836	Toll Brothers Finance Corp. (Household Durables), Callable 11/15/21 @ 100.00	5.88	2/15/22	867
811	TransDigm, Inc. (Aerospace & Defense), Callable 8/3/18 @ 101.38	5.50	10/15/20	811
561	Triumph Group, Inc. (Aerospace & Defense), Callable 8/3/18 @ 101.22	4.88	4/1/21	540
1,182	Triumph Group, Inc. (Aerospace & Defense), Callable 8/3/18 @ 102.63	5.25	6/1/22	1,138
1,005	Triumph Group, Inc. (Aerospace & Defense), Callable 8/15/20 @ 105.81	7.75	8/15/25	995
2,084	Tronox, Inc. (Chemicals), Callable 4/15/21 @ 103.25 (a)	6.50	4/15/26	2,071
636	Ultra Resources, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/19 @ 103.44 ^(a)	6.88	4/15/22	482
1,104	Ultra Resources, Inc. (Oil, Gas & Consumable Fuels), Callable 4/15/20 @ 105.34 ^(a)	7.13	4/15/25	776

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$3,384	Unit Corp. (Energy Equipment & Services), Callable 8/3/18 @ 101.10	6.63	5/15/21	$3,375
541	United Airlines Pass Through Trust, Class B (Airlines)	4.63	3/3/24	542
709	United Rentals North America, Inc. (Trading Companies & Distributors), Callable 10/15/20 @ 102.31	4.63	10/15/25	675
588	United Rentals North America, Inc. (Trading Companies & Distributors), Callable 9/15/21 @ 102.94	5.88	9/15/26	592
2,210	Universal Hospital Services, Inc. (Media), Callable 8/3/18 @ 101.91	7.63	8/15/20	2,204
671	Univision Communications, Inc. (Media), Callable 2/15/20 @ 102.56 (a)	5.13	2/15/25	620
522	Univision Communications, Inc. (Media), Callable 8/3/18 @ 102.56	5.13	5/15/23	501
1,497	URS Corp. (Construction & Engineering), Callable 1/1/22 @ 100.00	5.00	4/1/22	1,519
220	Valeant Pharmaceuticals International, Inc. (Pharmaceuticals)	6.75	8/15/21	222
282	VeriSign, Inc. (Internet Software & Services), Callable 7/15/22 @ 102.38	4.75	7/15/27	269
1,315	ViaSat, Inc. (Communications Equipment), Callable 9/15/20 @ 102.81 (a)	5.63	9/15/25	1,235
1,437	Vistra Energy Corp. (Independent Power & Renewable Electricity Producers), Callable 7/30/20 @ 104.06 (a)	8.13	1/30/26	1,561
1,361	Wabash National Corp. (Machinery), Callable 10/1/20 @ 102.75 (a)	5.50	10/1/25	1,307
1,372	Western Digital Corp. (Technology Hardware, Storage & Peripherals), Callable 11/15/25 @ 100.00	4.75	2/15/26	1,334
840	William Lyon Homes, Inc. (Household Durables), Callable 1/31/20 @ 102.94	5.88	1/31/25	795
903	Williams Companies, Inc. (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.70	1/15/23	874
465	Williams Companies, Inc. (The), Series A (Oil, Gas & Consumable Fuels)	7.50	1/15/31	553
1,450	Wyndham Hotels & Resorts, Inc. (Hotels, Restaurants & Leisure), Callable 4/15/21 @ 102.69 (a)	5.38	4/15/26	1,439
1,089	Zayo Group LLC/Zayo Capital, Inc. (Diversified Telecommunication Services), Callable 1/15/22 @ 102.88 (a)	5.75	1/15/27	1,070

	Total Corporate Bonds			359,749

	Yankee Dollars — 12.40%
1,100	1011778 BC ULC/New Red Finance, Inc. (Hotels, Restaurants & Leisure), Callable 5/15/20 @ 102.13	4.25	5/15/24	1,045
1,518	1011778 BC ULC/New Red Finance, Inc. (Hotels, Restaurants & Leisure), Callable 10/15/20 @ 102.50 (a)	5.00	10/15/25	1,436
1,168	Adient Global Holdings Ltd. (Auto Components), Callable 8/15/21 @ 102.44 (a)	4.88	8/15/26	1,051
156	Aircastle Ltd. (Trading Companies & Distributors)	5.00	4/1/23	157
2,424	Aircastle Ltd. (Trading Companies & Distributors)	5.50	2/15/22	2,487
389	Alcoa Nederland Holding (Metals & Mining), Callable 5/15/23 @ 103.06 (a)	6.13	5/15/28	391
2,001	Alcoa Nederland Holding (Metals & Mining), Callable 9/30/21 @ 103.50 (a)	7.00	9/30/26	2,121
3,845	Altice Financing S.A. (Media), Callable 8/3/18 @ 104.97 (a)	6.63	2/15/23	3,789
730	Altice Financing S.A. (Media), Callable 5/15/21 @ 103.75 (a)	7.50	5/15/26	706
1,058	Ardagh Packaging Finance/Holdings USA (Containers & Packaging), Callable 2/15/20 @ 104.50 (a)	6.00	2/15/25	1,030
1,961	Bombardier, Inc. (Aerospace & Defense), Callable 8/3/18 @ 103.00 (a)	6.00	10/15/22	1,953
649	Bombardier, Inc. (Aerospace & Defense), Callable 3/15/20 @ 103.75 (a)	7.50	3/15/25	676
216	Brookfield Residential Properties, Inc. (Household Durables), Callable 8/3/18 @ 101.63 (a)	6.50	12/15/20	219
277	Cascades, Inc. (Containers & Packaging), Callable 8/3/18 @ 102.75	5.50	7/15/22	275
709	Cascades, Inc. (Containers & Packaging), Callable 8/3/18 @ 104.31 (a)	5.75	7/15/23	698
3,007	Cimpress NV (Commercial Services & Supplies), Callable 6/15/21 @ 105.25 (a)	7.00	6/15/26	3,071
1,380	Cooke Omega Investments, Inc./Alpha Vessel Co. Holdings, Inc. (Diversified Financial Services), Callable 6/15/20 @ 104.25 (a)	8.50	12/15/22	1,394
2,109	Cott Holdings, Inc. (Beverages), Callable 4/1/20 @ 104.13 (a)	5.50	4/1/25	2,051
1,014	Dana Financing Luxembourg Sarl (Auto Components), Callable 4/15/20 @ 104.31	5.75	4/15/25	999
994	Delphi Jersey Holdings PLC (Auto Components) (a)	5.00	10/1/25	948
1,846	Ensco PLC (Energy Equipment & Services)	7.75	2/1/26	1,744
1,572	Hudby Minerals, Inc. (Metals & Mining), Callable 1/15/20 @ 105.72 (a)	7.63	1/15/25	1,646

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$685	IHS Markit Ltd. (Professional Services), Callable 12/1/25 @ 100.00 (a)	4.00	3/1/26	$653
293	Intelsat Jackson Holdings SA (Diversified Telecommunication Services), Callable 8/3/18 @ 102.75	5.50	8/1/23	263
60	Intelsat Jackson Holdings SA (Diversified Telecommunication Services), Callable 8/3/18 @ 101.25	7.50	4/1/21	60
2,365	International Game Technology (Hotels, Restaurants & Leisure), Callable 8/15/21 @ 100.00 (a)	6.25	2/15/22	2,424
639	James Hardie International Finance DAC (Construction Materials), Callable 1/15/21 @ 102.38 (a)	4.75	1/15/25	623
1,088	JBS USA Lux S.A. /JBS USA Finance, Inc. (Food Products), Callable 2/15/23 @ 103.38	6.75	2/15/28	1,028
2,087	Kinross Gold Corp. (Metals & Mining), Callable 4/15/27 @ 100.00 (a)	4.50	7/15/27	1,914
699	Lundin Mining Corp. (Metals & Mining), Callable 11/1/18 @ 103.94	7.88	11/1/22	732
1,174	Mallinckrodt International Finance (Pharmaceuticals) ^	4.75	4/15/23	983
921	Mallinckrodt International Finance (Pharmaceuticals), Callable 8/3/18 @ 101.22 ^(a)	4.88	4/15/20	905
2,200	MDC Partners, Inc. (Media), Callable 5/1/19 @ 104.88 (a)	6.50	5/1/24	1,909
1,397	MEG Energy Corp. (Oil, Gas & Consumable Fuels), Callable 8/3/18 @ 102.13 (a)	6.38	1/30/23	1,304
689	Nokia OYJ (Communications Equipment)	3.38	6/12/22	667
689	Nokia OYJ (Communications Equipment)	4.38	6/12/27	648
1,623	Nova Chemicals Corp. (Chemicals), Callable 3/3/24 @ 100.00 (a)	4.88	6/1/24	1,542
921	Nova Chemicals Corp. (Chemicals), Callable 8/3/18 @ 102.63 (a)	5.25	8/1/23	919
1,994	Nufarm Australia Ltd./Nufarm Americas, Inc. (Chemicals), Callable 4/30/21 @ 102.88 (a)	5.75	4/30/26	1,934
1,536	Numericable – SFR SAS (Diversified Telecommunication Services), Callable 5/15/19 @ 103.13 (a)	6.25	5/15/24	1,492
1,043	Numericable – SFR SAS (Diversified Telecommunication Services), Callable 5/1/21 @ 103.69 (a)	7.38	5/1/26	1,020
748	NXP BV/NXP Funding LLC (Semiconductors & Semiconductor Equipment) (a)	4.13	6/1/21	746
1,795	Open Text Corp. (Software), Callable 6/1/21 @ 102.94 (a)	5.88	6/1/26	1,831
2,779	Parkland Fuel Corp. (Oil, Gas & Consumable Fuels), Callable 4/1/21 @ 104.50 (a)	6.00	4/1/26	2,738
691	Precision Drilling Corp. (Energy Equipment & Services), Callable 11/15/20 @ 105.34 (a)	7.13	1/15/26	710
1,096	Precision Drilling Corp. (Energy Equipment & Services), Callable 12/15/19 @ 103.88	7.75	12/15/23	1,153
1,907	Quebecor Media, Inc. (Media)	5.75	1/15/23	1,945
905	Rockpoint Gas Storage Canada Ltd. (Oil, Gas & Consumable Fuels), Callable 3/31/20 @ 107.00 (a)	7.00	3/31/23	905
2,743	Royal Bank of Scotland Group PLC (Banks)	6.13	12/15/22	2,886
1,182	Sensata Technologies BV (Electrical Equipment) (a)	5.00	10/1/25	1,191
1,503	SFR Group SA (Diversified Telecommunication Services), Callable 8/3/18 @ 103.00 (a)	6.00	5/15/22	1,512
3,232	Shelf Drilling Holdings Ltd. (Energy Equipment & Services), Callable 2/15/21 @ 106.19 (a)	8.25	2/15/25	3,256
1,219	Teck Resources Ltd. (Metals & Mining), Callable 1/15/41 @ 100.00	6.25	7/15/41	1,213
773	Teekay Corp. (Oil, Gas & Consumable Fuels) ^	8.50	1/15/20	796
806	Telecom Italia Capital SA (Diversified Telecommunication Services)	6.00	9/30/34	768
1,995	Telecom Italia Capital SA (Diversified Telecommunication Services)	6.38	11/15/33	1,965
2,255	Teva Pharmaceutical Finance Netherlands III BV (Pharmaceuticals), Callable 12/1/27 @ 100.00 ^	6.75	3/1/28	2,298
234	Transocean Guardian, Ltd. (Energy Equipment & Services), Callable 7/15/21 @ 102.94 (a)	5.88	1/15/24	233
1,771	Transocean Phoenix 2 Ltd. (Energy Equipment & Services), Callable 10/15/20 @ 103.88 (a)	7.75	10/15/24	1,897
1,273	Tullow Oil PLC (Oil, Gas & Consumable Fuels), Callable 3/1/21 @ 103.50 (a)	7.00	3/1/25	1,205

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Yankee Dollars (continued)
$874	UPCB Finance IV Ltd. (Diversified Telecommunication Services), Callable 1/15/20 @ 102.69 (a)	5.38	1/15/25	$830
516	Videotron Ltd (Media)	5.00	7/15/22	523
1,542	VPII Escrow Corp. (Pharmaceuticals), Callable 8/3/18 @ 101.88 (a)	7.50	7/15/21	1,566
481	VRX Escrow Corp. (Pharmaceuticals), Callable 4/15/20 @ 103.06 (a)	6.13	4/15/25	443

	Total Yankee Dollars			83,517

	Time Deposit — 0.36%
2,407	State Street Liquidity Management Control System Eurodollar Time Deposit	0.53	7/2/18	2,407

	Total Time Deposit			2,407

Shares
	Exchange-Traded Fund — 5.27%
416,956	iShares Iboxx $ High Yield Corporate Bond Fund^			35,475

	Total Exchange-Traded Fund			35,475

	Mutual Funds — 7.65%
20,723,641	Federated Treasury Obligations Fund, Institutional Shares^^	1.75 (g)		20,724
407,317	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72 (g)		407
30,424,539	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72 (g)		30,424

	Total Mutual Funds			51,555

Principal Amount (000)
	Repurchase Agreement — 5.17%
$34,800	Jefferies LLC (Purchased on 6/29/18, proceeds at maturity $34,805,932 collateralized by U.S. Treasury Obligations, 2.50% – 2.92%, 2/15/20 – 2/15/44 fair value $35,496,175)^^	2.00	7/2/18	34,800

	Total Repurchase Agreement			34,800

	Total Investments (cost $717,034) — 107.16%			721,875
	Liabilities in excess of other assets — (7.16)%			(48,242)

	Net Assets — 100.00%			$673,633

^	All or part of this security was on loan as of June 30, 2018. The total value of securities on loan as of June 30, 2018, was $52,725 (amount in thousands).

^^	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before June 30, 2018.

(a)

Represents a security purchased under Rule 144A or Section 4(2) and is exempt from registration under the Securities Act of 1933, as amended, or is otherwise restricted to resale. Certain of these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the Specialist Manager.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2018.

(c)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect at June 30, 2018.

(d)	A perpetual bond is one with no maturity date that pays a fixed interest rate until the bond insurance is terminated.

(e)	Escrow security due to bankruptcy.

(f)	Issuer has defaulted on the payment of interest. These securities have been deemed illiquid by the Specialist Manager and represents 0.32% of the Portfolio’s net assets.

(g)	The rate disclosed is the rate in effect on June 30, 2018.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (continued) — June 30, 2018

bps — Basis Points

LIBOR01M —1 Month US Dollar LIBOR

LIBOR06 — 6 Month US Dollar LIBOR

MTN — Medium Term Note

ULC — Unlimited Liability Co.

US0001M — 1 Month US Dollar LIBOR

US0003M — 3 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Fixed Income Opportunity Portfolio	Fort Washington Investment Advisors, Inc.	Parametric Portfolio Associates, LLC	Western Asset Management Company	HC Capital Solutions	Total
Collateralized Mortgage Obligations	—	—	19.62%	—	19.62%
U.S. Government Agency Mortgages	—	—	3.30%	—	3.30%
Corporate Bonds	53.00%	—	0.39%	—	53.39%
Yankee Dollars	12.40%	—	—	—	12.40%
Time Deposit	0.36%	—	—	—	0.36%
Exchange-Traded Fund	—	5.27%	—	—	5.27%
Mutual Funds	1.11%	5.69%	0.85%	0.00%	7.65%
Repurchase Agreement	1.83%	3.34%	—	—	5.17%
Other Assets (Liabilities)	-2.01%	-5.27%	0.12%	0.00%	-7.16%

Total Net Assets	66.69%	9.03%	24.28%	0.00%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

The following tables reflect the open derivative positions held by the Portfolio as of June 30, 2018.

Futures Contracts Purchased^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
5-Year US Treasury Note Future	210	9/28/18	$23,859	$93
Ultra Long Term US Treasury Bond Future	5	9/19/18	798	26

			$24,657	$119

Futures Contracts Sold^

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value and Unrealized Appreciation/ (Depreciation) (000)
10-Year US Treasury Note Future	178	9/19/18	$21,393	$(17)
10-Year US Treasury Note Future	114	9/19/18	14,619	(252)
30-Year US Treasury Bond Future	20	9/19/18	2,900	(27)
5-Year US Treasury Note Future	98	9/28/18	11,135	(77)

			$50,047	$(373)

	Total Unrealized Appreciation			$119
	Total Unrealized Depreciation			(373)

	Total Net Unrealized Appreciation/ (Depreciation)			$(254)

^	Cash has been pledged as collateral for futures contracts held by the Portfolio.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Fixed Income Opportunity Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Over-the-Counter Credit Default Swap Agreements — Buy Protection (a)

Open over-the-counter credit default swap agreements as of June 30, 2018 were as follows:

Underlying Instrument	Pay Fixed Rate	Payment Frequency	Implied Credit Spread at June 30, 2018 (b)	Counterparty	Expiration Date	Notional Amount (000) (c)	Value (000)	Upfront Premiums Paid/ (Received) (000)	Unrealized Appreciation/ (Depreciation) (000)
CMEX Index	0.50%	Monthly	0.32%	Morgan Stanley	5/11/63	$24,636	$(162)	$(128)	$(34)
CMEX Index	0.50%	Monthly	0.32%	Morgan Stanley	5/11/63	14,782	(97)	(77)	(20)

							$(259)	$(205)	$(54)

				Total swap agreements at value (assets)					$—
				Total swap agreements at value (liabilities)					(259)

				Net swap agreements at value					$(259)

Amounts designated as “—” are $0 or have been rounded to $0.

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Portfolio as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Portfolio as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount the Portfolio could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Government Agency Securities — 3.98%
$250	Fannie Mae	0.88		8/2/19	$246
300	Fannie Mae	1.13		7/26/19	296
350	Fannie Mae	1.38		10/7/21	336
360	Fannie Mae	1.50		6/22/20	353
200	Fannie Mae	1.75		11/26/19	198
350	Fannie Mae	1.88		9/24/26	320
400	Fannie Mae	2.00		10/5/22	387
630	Fannie Mae	2.54	(a)(b)	10/9/19	609
250	Fannie Mae	2.63		9/6/24	246
95	Fannie Mae	6.25		5/15/29	122
160	Fannie Mae	6.63		11/15/30	215
180	Fannie Mae	7.25		5/15/30	251
50	Federal Farm Credit Bank, Callable 7/11/18 @ 100.00	1.58		2/17/21	48
250	Federal Home Loan Bank	0.88		8/5/19	246
500	Federal Home Loan Bank	1.13		7/14/21	478
500	Federal Home Loan Bank	1.38		9/28/20	486
200	Federal Home Loan Bank	1.38		11/15/19	197
50	Federal Home Loan Bank	2.13		3/10/23	49
75	Federal Home Loan Bank, Callable 1/29/20 @ 100.00	2.25		1/29/21	74
100	Federal Home Loan Bank, Callable 9/29/18 @ 100.00	2.51		12/29/22	98
500	Federal Home Loan Bank	2.63		5/28/20	500
150	Federal Home Loan Bank	2.88		9/13/24	150
160	Federal Home Loan Bank	2.88		9/11/20	161
180	Federal Home Loan Bank	5.25		12/11/20	191
65	Federal Home Loan Bank	5.50		7/15/36	85
550	Freddie Mac	1.25		10/2/19	542
200	Freddie Mac	1.25		8/1/19	197
200	Freddie Mac	1.38		5/1/20	196
250	Freddie Mac	1.40		8/22/19	247
500	Freddie Mac	1.88		11/17/20	491
350	Freddie Mac	2.38		1/13/22	345
150	Freddie Mac	6.25		7/15/32	201
80	Freddie Mac	6.75		3/15/31	109
110	Tennessee Valley Authority	4.70		7/15/33	127
85	Tennessee Valley Authority	5.25		9/15/39	107
100	Tennessee Valley Authority	5.88		4/1/36	131
190	Tennessee Valley Authority	6.15		1/15/38	263

	Total U.S. Government Agency Securities				9,298

	U.S. Treasury Obligations — 95.17%
1,460	U.S. Treasury Bond	2.25		8/15/46	1,256
1,015	U.S. Treasury Bond	2.50		2/15/45	924
1,135	U.S. Treasury Bond	2.50		2/15/46	1,031
1,550	U.S. Treasury Bond	2.50		5/15/46	1,407
1,110	U.S. Treasury Bond	2.75		8/15/47	1,058
671	U.S. Treasury Bond	2.75		11/15/42	644
1,720	U.S. Treasury Bond	2.75		11/15/47	1,639
837	U.S. Treasury Bond	2.75		8/15/42	804
955	U.S. Treasury Bond	2.88		11/15/46	934
980	U.S. Treasury Bond	2.88		8/15/45	959
1,116	U.S. Treasury Bond	2.88		5/15/43	1,095
1,005	U.S. Treasury Bond	3.00		2/15/47	1,008
1,015	U.S. Treasury Bond	3.00		11/15/44	1,018
1,260	U.S. Treasury Bond	3.00		5/15/45	1,264
1,245	U.S. Treasury Bond	3.00		2/15/48	1,248

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$925	U.S. Treasury Bond	3.00	5/15/47	$927
1,220	U.S. Treasury Bond	3.00	11/15/45	1,223
389	U.S. Treasury Bond	3.00	5/15/42	391
1,010	U.S. Treasury Bond	3.13	8/15/44	1,035
647	U.S. Treasury Bond	3.13	2/15/43	663
416	U.S. Treasury Bond	3.13	11/15/41	427
425	U.S. Treasury Bond	3.13	2/15/42	436
1,225	U.S. Treasury Bond	3.13	5/15/48	1,258
1,130	U.S. Treasury Bond	3.38	5/15/44	1,209
805	U.S. Treasury Bond	3.50	2/15/39	876
900	U.S. Treasury Bond	3.63	8/15/43	1,002
1,280	U.S. Treasury Bond	3.63	2/15/44	1,426
230	U.S. Treasury Bond	3.75	8/15/41	260
1,345	U.S. Treasury Bond	3.75	11/15/43	1,527
185	U.S. Treasury Bond	3.88	8/15/40	213
540	U.S. Treasury Bond	4.25	11/15/40	654
400	U.S. Treasury Bond	4.25	5/15/39	482
363	U.S. Treasury Bond	4.38	5/15/40	446
300	U.S. Treasury Bond	4.38	11/15/39	368
546	U.S. Treasury Bond	4.38	5/15/41	674
280	U.S. Treasury Bond	4.38	2/15/38	341
515	U.S. Treasury Bond	4.50	5/15/38	638
400	U.S. Treasury Bond	4.50	8/15/39	498
325	U.S. Treasury Bond	4.50	2/15/36	397
673	U.S. Treasury Bond	4.63	2/15/40	853
70	U.S. Treasury Bond	4.75	2/15/37	89
825	U.S. Treasury Bond	4.75	2/15/41	1,068
235	U.S. Treasury Bond	5.00	5/15/37	307
230	U.S. Treasury Bond	5.25	2/15/29	280
282	U.S. Treasury Bond	5.25	11/15/28	342
299	U.S. Treasury Bond	5.38	2/15/31	378
85	U.S. Treasury Bond	6.00	2/15/26	103
235	U.S. Treasury Bond	6.13	11/15/27	298
150	U.S. Treasury Bond	6.13	8/15/29	196
122	U.S. Treasury Bond	6.25	8/15/23	142
320	U.S. Treasury Bond	6.25	5/15/30	428
100	U.S. Treasury Bond	6.38	8/15/27	128
218	U.S. Treasury Bond	6.50	11/15/26	278
200	U.S. Treasury Bond	6.75	8/15/26	257
100	U.S. Treasury Bond	7.25	8/15/22	118
295	U.S. Treasury Bond	7.63	2/15/25	381
7	U.S. Treasury Bond	7.88	2/15/21	8
400	U.S. Treasury Bond	8.00	11/15/21	468
110	U.S. Treasury Bond	8.13	8/15/21	128
350	U.S. Treasury Bond	8.13	8/15/19	372
835	U.S. Treasury Note	0.75	8/15/19	820
650	U.S. Treasury Note	0.75	7/15/19	639
380	U.S. Treasury Note	0.88	7/31/19	374
1,040	U.S. Treasury Note	0.88	9/15/19	1,021
1,120	U.S. Treasury Note	1.00	11/15/19	1,098
1,245	U.S. Treasury Note	1.00	10/15/19	1,222
425	U.S. Treasury Note	1.00	11/30/19	416
600	U.S. Treasury Note	1.00	8/31/19	590
416	U.S. Treasury Note	1.00	9/30/19	409

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$840	U.S. Treasury Note	1.13	7/31/21	$803
750	U.S. Treasury Note	1.13	6/30/21	718
910	U.S. Treasury Note	1.13	2/28/21	875
1,005	U.S. Treasury Note	1.13	8/31/21	959
1,100	U.S. Treasury Note	1.13	9/30/21	1,048
1,075	U.S. Treasury Note	1.13	4/30/20	1,048
520	U.S. Treasury Note	1.13	3/31/20	508
575	U.S. Treasury Note	1.13	12/31/19	564
915	U.S. Treasury Note	1.25	3/31/21	882
1,074	U.S. Treasury Note	1.25	1/31/20	1,053
1,200	U.S. Treasury Note	1.25	7/31/23	1,115
850	U.S. Treasury Note	1.25	10/31/21	812
475	U.S. Treasury Note	1.25	10/31/19	468
500	U.S. Treasury Note	1.25	2/29/20	490
710	U.S. Treasury Note	1.25	8/31/19	700
610	U.S. Treasury Note	1.38	5/31/20	597
1,050	U.S. Treasury Note	1.38	1/15/20	1,032
1,425	U.S. Treasury Note	1.38	6/30/23	1,334
1,430	U.S. Treasury Note	1.38	8/31/23	1,335
1,140	U.S. Treasury Note	1.38	5/31/21	1,100
695	U.S. Treasury Note	1.38	9/30/19	686
650	U.S. Treasury Note	1.38	2/15/20	638
710	U.S. Treasury Note	1.38	7/31/19	702
890	U.S. Treasury Note	1.38	9/15/20	867
965	U.S. Treasury Note	1.38	1/31/21	936
750	U.S. Treasury Note	1.38	12/15/19	738
900	U.S. Treasury Note	1.38	2/29/20	883
500	U.S. Treasury Note	1.38	1/31/20	491
1,178	U.S. Treasury Note	1.38	9/30/20	1,147
1,430	U.S. Treasury Note	1.38	9/30/23	1,334
1,120	U.S. Treasury Note	1.38	8/31/20	1,092
1,310	U.S. Treasury Note	1.38	4/30/21	1,266
965	U.S. Treasury Note	1.38	4/30/20	945
1,625	U.S. Treasury Note	1.38	10/31/20	1,581
900	U.S. Treasury Note	1.38	3/31/20	882
615	U.S. Treasury Note	1.50	7/15/20	602
605	U.S. Treasury Note	1.50	6/15/20	593
1,245	U.S. Treasury Note	1.50	5/31/20	1,221
1,450	U.S. Treasury Note	1.50	10/31/19	1,432
1,000	U.S. Treasury Note	1.50	11/30/19	986
655	U.S. Treasury Note	1.50	4/15/20	643
680	U.S. Treasury Note	1.50	8/15/20	665
1,350	U.S. Treasury Note	1.50	2/28/23	1,278
1,100	U.S. Treasury Note	1.50	1/31/22	1,056
1,115	U.S. Treasury Note	1.50	3/31/23	1,054
905	U.S. Treasury Note	1.50	5/15/20	888
1,800	U.S. Treasury Note	1.50	8/15/26	1,625
900	U.S. Treasury Note	1.63	6/30/20	884
770	U.S. Treasury Note	1.63	7/31/20	756
760	U.S. Treasury Note	1.63	8/31/19	753
780	U.S. Treasury Note	1.63	11/30/20	762
1,000	U.S. Treasury Note	1.63	10/15/20	979
1,200	U.S. Treasury Note	1.63	8/31/22	1,149
650	U.S. Treasury Note	1.63	3/15/20	640

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$370	U.S. Treasury Note	1.63	8/15/22	$354
1,000	U.S. Treasury Note	1.63	12/31/19	988
1,580	U.S. Treasury Note	1.63	5/15/26	1,445
810	U.S. Treasury Note	1.63	4/30/23	769
2,080	U.S. Treasury Note	1.63	2/15/26	1,908
877	U.S. Treasury Note	1.63	11/15/22	838
500	U.S. Treasury Note	1.63	7/31/19	496
1,250	U.S. Treasury Note	1.63	5/31/23	1,186
975	U.S. Treasury Note	1.63	10/31/23	920
1,280	U.S. Treasury Note	1.75	11/15/20	1,256
915	U.S. Treasury Note	1.75	11/30/21	888
1,315	U.S. Treasury Note	1.75	10/31/20	1,290
695	U.S. Treasury Note	1.75	11/30/19	688
710	U.S. Treasury Note	1.75	9/30/22	683
1,045	U.S. Treasury Note	1.75	2/28/22	1,011
700	U.S. Treasury Note	1.75	1/31/23	671
1,000	U.S. Treasury Note	1.75	12/31/20	980
820	U.S. Treasury Note	1.75	3/31/22	793
910	U.S. Treasury Note	1.75	4/30/22	879
1,603	U.S. Treasury Note	1.75	5/15/23	1,531
450	U.S. Treasury Note	1.75	5/15/22	434
850	U.S. Treasury Note	1.75	6/30/22	819
780	U.S. Treasury Note	1.75	9/30/19	773
1,395	U.S. Treasury Note	1.75	5/31/22	1,346
925	U.S. Treasury Note	1.88	2/28/22	899
1,000	U.S. Treasury Note	1.88	4/30/22	970
875	U.S. Treasury Note	1.88	8/31/22	846
1,280	U.S. Treasury Note	1.88	12/15/20	1,258
685	U.S. Treasury Note	1.88	12/31/19	679
420	U.S. Treasury Note	1.88	6/30/20	415
625	U.S. Treasury Note	1.88	11/30/21	609
1,000	U.S. Treasury Note	1.88	1/31/22	973
850	U.S. Treasury Note	1.88	3/31/22	825
665	U.S. Treasury Note	1.88	5/31/22	645
930	U.S. Treasury Note	1.88	7/31/22	900
850	U.S. Treasury Note	1.88	10/31/22	821
910	U.S. Treasury Note	1.88	9/30/22	880
765	U.S. Treasury Note	1.88	8/31/24	725
760	U.S. Treasury Note	2.00	4/30/24	728
745	U.S. Treasury Note	2.00	5/31/24	713
1,110	U.S. Treasury Note	2.00	11/15/21	1,087
1,680	U.S. Treasury Note	2.00	8/15/25	1,591
900	U.S. Treasury Note	2.00	10/31/22	874
2,025	U.S. Treasury Note	2.00	2/15/25	1,925
938	U.S. Treasury Note	2.00	2/15/22	916
700	U.S. Treasury Note	2.00	2/28/21	689
1,000	U.S. Treasury Note	2.00	10/31/21	979
1,538	U.S. Treasury Note	2.00	2/15/23	1,490
840	U.S. Treasury Note	2.00	7/31/22	817
900	U.S. Treasury Note	2.00	8/31/21	882
700	U.S. Treasury Note	2.00	5/31/21	688
940	U.S. Treasury Note	2.00	6/30/24	899
660	U.S. Treasury Note	2.00	7/31/20	653
1,050	U.S. Treasury Note	2.00	11/30/20	1,036

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$725	U.S. Treasury Note	2.00	1/31/20	$720
1,350	U.S. Treasury Note	2.00	11/30/22	1,310
670	U.S. Treasury Note	2.00	1/15/21	660
1,000	U.S. Treasury Note	2.00	12/31/21	978
800	U.S. Treasury Note	2.00	9/30/20	790
2,140	U.S. Treasury Note	2.00	11/15/26	2,005
750	U.S. Treasury Note	2.13	11/30/23	726
1,315	U.S. Treasury Note	2.13	9/30/24	1,264
750	U.S. Treasury Note	2.13	1/31/21	741
1,680	U.S. Treasury Note	2.13	12/31/22	1,637
800	U.S. Treasury Note	2.13	12/31/21	785
760	U.S. Treasury Note	2.13	2/29/24	734
600	U.S. Treasury Note	2.13	8/31/20	595
945	U.S. Treasury Note	2.13	6/30/22	924
1,000	U.S. Treasury Note	2.13	6/30/21	985
875	U.S. Treasury Note	2.13	3/31/24	844
745	U.S. Treasury Note	2.13	11/30/24	715
1,660	U.S. Treasury Note	2.13	5/15/25	1,588
785	U.S. Treasury Note	2.13	9/30/21	772
1,115	U.S. Treasury Note	2.13	7/31/24	1,073
1,095	U.S. Treasury Note	2.13	8/15/21	1,078
790	U.S. Treasury Note	2.25	2/29/20	787
700	U.S. Treasury Note	2.25	4/30/21	693
1,955	U.S. Treasury Note	2.25	11/15/24	1,891
880	U.S. Treasury Note	2.25	12/31/24	851
735	U.S. Treasury Note	2.25	2/15/21	728
785	U.S. Treasury Note	2.25	7/31/21	776
1,900	U.S. Treasury Note	2.25	8/15/27	1,808
1,875	U.S. Treasury Note	2.25	11/15/25	1,803
1,000	U.S. Treasury Note	2.25	3/31/21	990
1,845	U.S. Treasury Note	2.25	11/15/27	1,753
950	U.S. Treasury Note	2.25	12/31/23	925
1,700	U.S. Treasury Note	2.25	2/15/27	1,622
1,315	U.S. Treasury Note	2.25	10/31/24	1,273
845	U.S. Treasury Note	2.25	3/31/20	841
500	U.S. Treasury Note	2.38	1/31/23	492
790	U.S. Treasury Note	2.38	3/15/21	785
700	U.S. Treasury Note	2.38	12/31/20	696
350	U.S. Treasury Note	2.38	4/15/21	348
1,560	U.S. Treasury Note	2.38	5/15/27	1,502
1,675	U.S. Treasury Note	2.38	8/15/24	1,635
900	U.S. Treasury Note	2.38	4/30/20	898
2,105	U.S. Treasury Note	2.50	5/15/24	2,073
1,370	U.S. Treasury Note	2.50	8/15/23	1,354
940	U.S. Treasury Note	2.50	5/31/20	940
995	U.S. Treasury Note	2.50	6/30/20	994
700	U.S. Treasury Note	2.50	1/31/25	687
990	U.S. Treasury Note	2.50	3/31/23	980
885	U.S. Treasury Note	2.63	5/15/21	885
500	U.S. Treasury Note	2.63	6/30/23	497
1,353	U.S. Treasury Note	2.63	11/15/20	1,354
985	U.S. Treasury Note	2.63	2/28/23	981
1,377	U.S. Treasury Note	2.63	8/15/20	1,379
750	U.S. Treasury Note	2.63	3/31/25	741

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Government Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Treasury Obligations (continued)
$935	U.S. Treasury Note	2.63		6/15/21	$935
875	U.S. Treasury Note	2.75		6/30/25	871
800	U.S. Treasury Note	2.75		5/31/23	801
1,317	U.S. Treasury Note	2.75		11/15/23	1,316
2,120	U.S. Treasury Note	2.75		2/15/28	2,102
980	U.S. Treasury Note	2.75		4/30/23	981
1,415	U.S. Treasury Note	2.75		2/15/24	1,413
820	U.S. Treasury Note	2.75		2/28/25	817
815	U.S. Treasury Note	2.88		4/30/25	818
855	U.S. Treasury Note	2.88		5/31/25	858
1,370	U.S. Treasury Note	2.88		5/15/28	1,372
700	U.S. Treasury Note	3.13		5/15/21	710
1,082	U.S. Treasury Note	3.38		11/15/19	1,095
825	U.S. Treasury Note	3.50		5/15/20	840
1,260	U.S. Treasury Note	3.63		2/15/20	1,282
1,152	U.S. Treasury Note	3.63		2/15/21	1,181
800	U.S. Treasury Note	3.63		8/15/19	811
150	U.S. Treasury Note	5.50		8/15/28	185

	Total U.S. Treasury Obligations				222,098

	Yankee Dollar — 0.06%
115	AID-Israel (Sovereign Bond)	5.50		9/18/23	129

	Total Yankee Dollar				129

	Time Deposit — 0.38%
885	State Street Liquidity Management Control System Eurodollar Time Deposit	0.53		7/2/18	885

	Total Time Deposit				885

Shares
	Mutual Fund — 0.23%
541,547	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(c)		542

	Total Mutual Fund				542

	Total Investments (cost $236,505) — 99.82%				232,952
	Other assets in excess of liabilities — 0.18%				425

	Net Assets — 100.00%				$233,377

(a)	Zero Coupon Security. Effective rate shown is as of June 30, 2018.

(b)	Rate disclosed represents effective yield at purchase.

(c)	The rate disclosed is the rate in effect on June 30, 2018.

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The U.S. Government Fixed Income Securities Portfolio	BNY Mellon Asset Management North America Corporation*	HC Capital Solutions	Total
U.S. Government Agency Securities	3.98%	—	3.98%
U.S. Treasury Obligations	95.17%	—	95.17%
Yankee Dollar	0.06%	—	0.06%
Time Deposit	0.38%	—	0.38%
Mutual Fund	—	0.23%	0.23%
Other Assets (Liabilities)	0.18%	0.00%	0.18%

Total Net Assets	99.77%	0.23%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Treasury Obligations — 94.81%
$4,844	U.S. Treasury Inflation Index Bond	0.63		2/15/43	$4,582
6,549	U.S. Treasury Inflation Index Bond	0.75		2/15/42	6,391
8,144	U.S. Treasury Inflation Index Bond	0.75		2/15/45	7,897
5,868	U.S. Treasury Inflation Index Bond	0.88		2/15/47	5,867
5,985	U.S. Treasury Inflation Index Bond	1.00		2/15/46	6,162
4,060	U.S. Treasury Inflation Index Bond	1.00		2/15/48	4,195
7,307	U.S. Treasury Inflation Index Bond	1.38		2/15/44	8,153
5,562	U.S. Treasury Inflation Index Bond	1.75		1/15/28	6,077
6,906	U.S. Treasury Inflation Index Bond	2.00		1/15/26	7,566
2,931	U.S. Treasury Inflation Index Bond	2.13		2/15/40	3,683
3,728	U.S. Treasury Inflation Index Bond	2.13		2/15/41	4,719
5,555	U.S. Treasury Inflation Index Bond	2.38		1/15/27	6,318
9,475	U.S. Treasury Inflation Index Bond	2.38		1/15/25	10,506
5,368	U.S. Treasury Inflation Index Bond	2.50		1/15/29	6,306
2,163	U.S. Treasury Inflation Index Bond	3.38		4/15/32	2,887
4,681	U.S. Treasury Inflation Index Bond	3.63		4/15/28	5,941
5,692	U.S. Treasury Inflation Index Bond	3.88		4/15/29	7,503
14,806	U.S. Treasury Inflation Index Note	0.13		1/15/23	14,474
17,803	U.S. Treasury Inflation Index Note	0.13		4/15/20	17,613
14,398	U.S. Treasury Inflation Index Note	0.13		7/15/24	13,996
15,082	U.S. Treasury Inflation Index Note	0.13		4/15/22	14,773
14,736	U.S. Treasury Inflation Index Note	0.13		7/15/22	14,492
14,286	U.S. Treasury Inflation Index Note	0.13		1/15/22	14,043
15,480	U.S. Treasury Inflation Index Note	0.13		4/15/21	15,239
12,176	U.S. Treasury Inflation Index Note	0.13		7/15/26	11,664
14,433	U.S. Treasury Inflation Index Note	0.25		1/15/25	14,038
11,939	U.S. Treasury Inflation Index Note	0.38		7/15/27	11,614
14,687	U.S. Treasury Inflation Index Note	0.38		7/15/23	14,553
14,417	U.S. Treasury Inflation Index Note	0.38		7/15/25	14,161
12,081	U.S. Treasury Inflation Index Note	0.38		1/15/27	11,736
11,840	U.S. Treasury Inflation Index Note	0.50		1/15/28	11,582
12,981	U.S. Treasury Inflation Index Note	0.63		1/15/26	12,909
12,945	U.S. Treasury Inflation Index Note	0.63		7/15/21	12,994
14,644	U.S. Treasury Inflation Index Note	0.63		1/15/24	14,625
5,372	U.S. Treasury Inflation Index Note	0.63		4/15/23	5,363
12,195	U.S. Treasury Inflation Index Note	1.13		1/15/21	12,354
10,660	U.S. Treasury Inflation Index Note	1.25		7/15/20	10,833
6,919	U.S. Treasury Inflation Index Note	1.38		1/15/20	6,997
5,711	U.S. Treasury Inflation Index Note	1.88		7/15/19	5,804

	Total U.S. Treasury Obligations				380,610

Shares
	Mutual Fund — 5.00%
20,090,617	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(a)		20,091

	Total Mutual Fund				20,091

	Total Investments (cost $400,830) — 99.81%				400,701
	Other assets in excess of liabilities — 0.19%				756

	Net Assets — 100.00%				$401,457

(a)	The rate disclosed is the rate in effect on June 30, 2018.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Inflation Protected Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2018

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Inflation Protected Securities Portfolio	BNY Mellon Asset Management North America Corporation*	HC Capital Solutions	Total
U.S. Treasury Obligations	94.81%	—	94.81%
Mutual Fund	0.00%	5.00%	5.00%
Other Assets (Liabilities)	0.76%	-0.57%	0.19%

Total Net Assets	95.57%	4.43%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts	designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds — 77.88%
$3,015	Abbott Laboratories (Health Care Equipment & Supplies), Callable 8/30/26 @ 100.00	3.75	11/30/26	$2,963
989	AbbVie, Inc. (Biotechnology)	4.40	11/6/42	939
2,075	AbbVie, Inc. (Biotechnology), Callable 11/14/34 @ 100.00	4.50	5/14/35	2,033
530	Alabama Power Co., Series B (Electric Utilities), Callable 6/1/47 @ 100.00	3.70	12/1/47	491
155	Alabama Power Co. (Electric Utilities), Callable 2/15/44 @ 100.00	4.15	8/15/44	153
3,375	American Express Co. (Consumer Finance), Callable 7/1/22 @ 100.00	2.50	8/1/22	3,236
3,990	Ameriprise Financial, Inc. (Capital Markets)	3.70	10/15/24	3,980
1,515	Amgen, Inc. (Biotechnology), Callable 4/11/22 @ 100.00	2.65	5/11/22	1,467
2,235	Amgen, Inc. (Biotechnology), Callable 2/1/25 @ 100.00	3.13	5/1/25	2,137
1,320	Amgen, Inc. (Biotechnology), Callable 8/15/21 @ 100.00	3.88	11/15/21	1,339
1,408	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/5/26 @ 100.00	3.50	12/5/26	1,342
2,330	Analog Devices, Inc. (Semiconductors & Semiconductor Equipment), Callable 9/15/25 @ 100.00	3.90	12/15/25	2,308
6,158	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 11/1/25 @ 100.00	3.65	2/1/26	6,031
1,910	Anheuser-Busch InBev Finance, Inc. (Beverages), Callable 8/1/45 @ 100.00	4.90	2/1/46	1,964
266	Anheuser-Busch InBev N.V. (Beverages), Callable 8/1/35 @ 100.00	4.70	2/1/36	269
1,730	Anthem, Inc. (Health Care Providers & Services)	3.13	5/15/22	1,703
1,095	Anthem, Inc. (Health Care Providers & Services), Callable 9/1/27 @ 100.00	3.65	12/1/27	1,037
1,035	Anthem, Inc. (Health Care Providers & Services), Callable 5/15/21 @ 100.00	3.70	8/15/21	1,044
115	Anthem, Inc. (Health Care Providers & Services)	4.63	5/15/42	111
750	Archer-Daniels-Midland Co. (Food Products)	4.02	4/16/43	731
1,065	AT&T, Inc. (Diversified Telecommunication Services)	3.80	3/15/22	1,067
4,610	AT&T, Inc. (Diversified Telecommunication Services), Callable 1/1/24 @ 100.00	4.45	4/1/24	4,652
1,730	AT&T, Inc. (Diversified Telecommunication Services)	5.35	9/1/40	1,687
585	AT&T, Inc. (Diversified Telecommunication Services)	5.55	8/15/41	582
265	Atmos Energy Corp. (Gas Utilities), Callable 4/15/44 @ 100.00	4.13	10/15/44	267
9,553	Bank of America Corp., MTN (Banks)	3.88	8/1/25	9,502
1,033	Bank One Corp. (Banks)	8.00	4/29/27	1,289
1,820	Berkshire Hathaway, Inc. (Diversified Financial Services), Callable 8/1/44 @ 100.00	4.50	2/1/45	1,861
300	Bunge Limited Finance Corp. (Food Products), Callable 8/25/22 @ 100.00	3.00	9/25/22	289
1,510	Bunge Limited Finance Corp. (Food Products), Callable 5/15/26 @ 100.00	3.25	8/15/26	1,378
935	Bunge Limited Finance Corp. (Food Products)	8.50	6/15/19	982
1,335	Capital One Financial Corp. (Consumer Finance), Callable 3/30/21 @ 100.00	3.45	4/30/21	1,332
4,800	Capital One Financial Corp. (Consumer Finance)	3.50	6/15/23	4,687
1,708	Capital One Financial Corp. (Consumer Finance)	4.75	7/15/21	1,765
700	Cisco Systems, Inc. (Communications Equipment)	5.50	1/15/40	832
6,335	Citigroup, Inc. (Banks), Callable 11/8/21 @ 100.00	2.90	12/8/21	6,205
3,460	Citigroup, Inc. (Banks)	3.40	5/1/26	3,283
695	Citigroup, Inc. (Banks)	4.50	1/14/22	714
500	Comcast Corp. (Media), Callable 9/1/37 @ 100.00	3.90	3/1/38	455
50	Comcast Corp. (Media)	4.65	7/15/42	49
2,185	Comcast Corp. (Media)	4.75	3/1/44	2,149
2,220	ConocoPhillips (Oil, Gas & Consumable Fuels)	6.50	2/1/39	2,834
175	Consolidated Edison Company of New York, Inc., Series 2008-B (Multi-Utilities)	6.75	4/1/38	231
1,650	Constellation Brands, Inc. (Beverages)	4.75	11/15/24	1,712
765	Constellation Brands, Inc. (Beverages)	4.75	12/1/25	792
1,770	CSX Corp. (Road & Rail)	6.22	4/30/40	2,133
1,454	CVS Health Corp. (Food & Staples Retailing), Callable 9/1/22 @ 100.00	2.75	12/1/22	1,393
795	CVS Health Corp. (Food & Staples Retailing), Callable 2/9/23 @ 100.00	3.70	3/9/23	787
5,410	CVS Health Corp. (Food & Staples Retailing), Callable 12/25/27 @ 100.00	4.30	3/25/28	5,334
980	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 2/15/22 @ 100.00	3.25	5/15/22	963
925	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 4/15/21 @ 100.00	4.00	7/15/21	937
1,765	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 1/15/41 @ 100.00	5.60	7/15/41	1,903
315	Devon Energy Corp. (Oil, Gas & Consumable Fuels), Callable 9/15/25 @ 100.00	5.85	12/15/25	347

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Corporate Bonds (continued)
$1,825	Digital Realty Trust LP (Equity Real Estate Investment Trusts), Callable 1/1/23 @ 100.00	2.75		2/1/23	$1,737
1,830	Dominion Gas Holdings LLC (Multi-Utilities), Callable 9/15/24 @ 100.00	3.60		12/15/24	1,821
2,000	Dominion Resources, Inc. (Multi-Utilities)	5.20		8/15/19	2,045
800	Dow Chemical Co. (The) (Chemicals), Callable 7/1/24 @ 100.00	3.50		10/1/24	779
120	Dow Chemical Co. (The) (Chemicals), Callable 4/1/34 @ 100.00	4.25		10/1/34	115
263	Dow Chemical Co. (The) (Chemicals), Callable 5/15/41 @ 100.00	5.25		11/15/41	276
200	Duke Energy Carolinas LLC (Electric Utilities), Callable 6/15/41 @ 100.00	4.25		12/15/41	204
635	Duke Energy Corp. (Electric Utilities), Callable 6/1/26 @ 100.00	2.65		9/1/26	572
965	Duke Energy Corp. (Electric Utilities), Callable 1/15/24 @ 100.00	3.75		4/15/24	961
660	Duke Energy Progress LLC (Electric Utilities), Callable 2/15/45 @ 100.00	4.20		8/15/45	661
510	Energy Transfer Partners LP (Oil, Gas & Consumable Fuels), Callable 3/15/28 @ 100.00	4.95		6/15/28	508
1,000	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 11/15/24 @ 100.00	3.75		2/15/25	990
2,782	Enterprise Products Operating LLC (Oil, Gas & Consumable Fuels), Callable 9/15/43 @ 100.00	4.85		3/15/44	2,767
995	FedEx Corp. (Air Freight & Logistics)	4.90		1/15/34	1,047
2,330	Fiserv, Inc. (IT Services), Callable 5/1/20 @ 100.00	2.70		6/1/20	2,308
770	Fiserv, Inc. (IT Services), Callable 7/1/22 @ 100.00	3.50		10/1/22	758
1,195	Fiserv, Inc. (IT Services), Callable 3/1/25 @ 100.00	3.85		6/1/25	1,190
1,175	Gilead Sciences, Inc. (Biotechnology), Callable 8/1/44 @ 100.00	4.50		2/1/45	1,174
393	GlaxoSmithKline PLC (Pharmaceuticals)	6.38		5/15/38	504
3,555	Goldman Sachs Group, Inc. (Capital Markets), Callable 10/23/24 @ 100.00	3.50		1/23/25	3,432
2,420	Goldman Sachs Group, Inc. (Capital Markets)	5.25		7/27/21	2,543
755	International Paper Co. (Containers & Packaging), Callable 5/15/41 @ 100.00	6.00		11/15/41	833
480	Interpublic Group of Companies, Inc. (Media)	4.00		3/15/22	484
2,130	Interpublic Group of Companies, Inc. (Media)	4.20		4/15/24	2,142
2,870	JPMorgan Chase & Co. (Banks), Callable 10/23/24 @ 100.00	3.13		1/23/25	2,744
1,736	JPMorgan Chase & Co. (Banks)	3.63		5/13/24	1,724
2,045	JPMorgan Chase & Co. (Banks)	4.35		8/15/21	2,103
1,500	JPMorgan Chase & Co. (Banks)	4.50		1/24/22	1,551
85	Lincoln National Corp. (Insurance)	4.85		6/24/21	88
665	Lincoln National Corp. (Insurance)	7.00		6/15/40	835
1,080	Lockheed Martin Corp. (Aerospace & Defense), Callable 11/15/35 @ 100.00	4.50		5/15/36	1,120
295	LYB International Finance BV (Chemicals), Callable 9/15/43 @ 100.00	4.88		3/15/44	294
455	Martin Marietta Materials, Inc. (Construction Materials), Callable 3/1/27 @ 100.00	3.45		6/1/27	423
1,380	Martin Marietta Materials, Inc. (Construction Materials), Callable 4/2/24 @ 100.00	4.25		7/2/24	1,392
295	Medtronic, Inc. (Health Care Equipment & Supplies), Callable 9/15/43 @ 100.00	4.63		3/15/44	310
585	Medtronic, Inc. (Health Care Equipment & Supplies)	4.63		3/15/45	620
670	MetLife, Inc. (Insurance)	3.00		3/1/25	636
769	MetLife, Inc. (Insurance)	6.50		12/15/32	946
3,475	Microsoft Corp. (Software), Callable 8/6/56 @ 100.00	4.50		2/6/57	3,769
2,679	MidAmerican Energy Holdings Co. (Electric Utilities)	6.13		4/1/36	3,299
2,695	Morgan Stanley (Capital Markets)	2.63		11/17/21	2,616
685	Morgan Stanley (Capital Markets)	3.13		1/23/23	668
3,635	National Rural Utilities Cooperative Finance Corp. (Diversified Financial Services), Callable 12/7/23 @ 100.00	2.95		2/7/24	3,509
2,625	Nucor Corp. (Metals & Mining), Callable 6/15/22 @ 100.00	4.13		9/15/22	2,695
760	Nucor Corp. (Metals & Mining), Callable 2/1/43 @ 100.00	5.20		8/1/43	839
1,610	NVIDIA Corp. (Semiconductors & Semiconductor Equipment), Callable 6/16/26 @ 100.00	3.20		9/16/26	1,551
380	Oracle Corp. (Software), Callable 11/15/44 @ 100.00	4.13		5/15/45	366
2,375	Oracle Corp. (Software)	5.38		7/15/40	2,677
800	Philip Morris International, Inc. (Tobacco)	4.50		3/20/42	784
1,750	PNC Bank NA (Banks), Callable 10/6/20 @ 100.00	2.45		11/5/20	1,720
1,000	PNC Bank NA (Banks), Callable 5/2/25 @ 100.00	3.25		6/1/25	972
1,025	PNC Financial Services Group, Inc. (Banks)	2.85	(a)	11/9/22	997

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Corporate Bonds (continued)
$327	Procter & Gamble Co. (The) (Household Products)	9.36	1/1/21	$351
1,227	Progress Energy, Inc. (Electric Utilities)	6.00	12/1/39	1,480
440	Prudential Financial, Inc., MTN (Insurance), Callable 12/27/27 @ 100.00	3.88	3/27/28	435
152	Prudential Financial, Inc. (Insurance)	6.63	6/21/40	190
265	Public Service Electric & Gas Co. (Multi-Utilities), Callable 3/1/42 @ 100.00	3.65	9/1/42	254
1,185	RELX Capital, Inc. (Professional Services), Callable 7/15/22 @ 100.00	3.13	10/15/22	1,162
730	RELX Capital, Inc. (Professional Services), Callable 2/16/23 @ 100.00	3.50	3/16/23	722
1,014	Rockwell Collins, Inc. (Aerospace & Defense), Callable 12/15/26 @ 100.00	3.50	3/15/27	966
215	Roper Industries, Inc. (Industrial Conglomerates), Callable 8/15/22 @ 100.00	3.13	11/15/22	210
1,950	Roper Technologies, Inc. (Industrial Conglomerates), Callable 9/15/25 @ 100.00	3.85	12/15/25	1,917
85	Ryder System, Inc., MTN (Road & Rail), Callable 8/1/21 @ 100.00	2.25	9/1/21	82
1,050	Ryder System, Inc. (Road & Rail), Callable 2/1/22 @ 100.00	2.80	3/1/22	1,023
735	Ryder System, Inc. (Road & Rail), Callable 10/15/21 @ 100.00	3.45	11/15/21	734
375	Sherwin-Williams Co. (The) (Chemicals), Callable 5/1/25 @ 100.00	3.45	8/1/25	361
385	Southern Co. Gas Capital Corp. (Electric Utilities), Callable 8/1/23 @ 100.00	2.45	10/1/23	362
695	Southwest Airlines Co. (Airlines), Callable 8/15/26 @ 100.00	3.00	11/15/26	644
1,177	Southwest Airlines Co., Series 2017-1 (Airlines)	6.15	2/1/24	1,248
2,530	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 10/15/22 @ 100.00	3.45	1/15/23	2,455
1,225	Sunoco Logistics Partners LP (Oil, Gas & Consumable Fuels), Callable 7/15/42 @ 100.00	4.95	1/15/43	1,064
1,950	SunTrust Banks, Inc. (Banks), Callable 2/3/21 @ 100.00	2.90	3/3/21	1,926
815	The Home Depot, Inc. (Specialty Retail)	5.88	12/16/36	989
2,220	The Sherwin-Williams Co. (Chemicals), Callable 4/1/24 @ 100.00	3.13	6/1/24	2,119
1,671	The Travelers Companies, Inc. (Insurance)	6.25	6/15/37	2,060
1,000	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 2/15/23 @ 100.00	3.00	4/15/23	972
1,535	Thermo Fisher Scientific, Inc. (Life Sciences Tools & Services), Callable 11/1/23 @ 100.00	4.15	2/1/24	1,557
840	Twenty-First Century Fox, Inc. (Media), Callable 3/15/44 @ 100.00	4.75	9/15/44	849
1,848	Twenty-First Century Fox, Inc. (Media)	6.20	12/15/34	2,181
890	United Parcel Service, Inc. (Air Freight & Logistics)	6.20	1/15/38	1,115
674	United Technologies Corp. (Aerospace & Defense)	4.50	6/1/42	666
598	UnitedHealth Group, Inc. (Health Care Providers & Services)	6.88	2/15/38	791
865	Valero Energy Corp. (Oil, Gas & Consumable Fuels)	6.63	6/15/37	1,034
270	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 5/15/22 @ 100.00	3.25	8/15/22	265
1,245	Ventas Realty LP (Equity Real Estate Investment Trusts), Callable 11/1/24 @ 100.00	3.50	2/1/25	1,192
1,622	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.01	8/21/54	1,523
5,335	Verizon Communications, Inc. (Diversified Telecommunication Services)	5.15	9/15/23	5,685
820	Virginia Electric & Power Co. (Electric Utilities), Callable 2/15/43 @ 100.00	4.65	8/15/43	855
260	Wal-Mart Stores, Inc. (Food & Staples Retailing)	5.63	4/1/40	314
890	Wells Fargo & Co., MTN (Banks)	2.63	7/22/22	857
3,995	Wells Fargo & Co. (Banks)	3.00	2/19/25	3,767
1,848	Wells Fargo & Co. (Banks)	3.30	9/9/24	1,785
1,525	Wells Fargo & Co., MTN (Banks)	4.60	4/1/21	1,574
1,375	WestRock Co. (Containers & Packaging)	4.90	3/1/22	1,432
340	Westvaco Corp. (Containers & Packaging)	8.20	1/15/30	449
832	XTO Energy, Inc. (Oil, Gas & Consumable Fuels)	6.75	8/1/37	1,097

	Total Corporate Bonds			223,484

	Yankee Dollars — 14.64%
600	America Movil SAB de CV (Wireless Telecommunication Services)	5.00	3/30/20	617
800	America Movil SAB de CV (Wireless Telecommunication Services)	6.13	11/15/37	922
1,007	Aptiv PLC (Auto Components), Callable 10/15/25 @ 100.00	4.25	1/15/26	1,003
1,800	Barclays PLC (Banks), Callable 1/10/22 @ 100.00	3.68	1/10/23	1,751
430	BHP Billiton Ltd. (Metals & Mining)	5.00	9/30/43	482
2,094	BP Capital Markets PLC (Oil, Gas & Consumable Fuels)	3.54	11/4/24	2,077
1,246	British Telecommunications PLC (Diversified Telecommunication Services)	9.63	12/15/30	1,780
1,305	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 12/15/22 @ 100.00	2.95	1/15/23	1,259

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Corporate Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Yankee Dollars (continued)
$520	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 8/15/21 @ 100.00	3.45		11/15/21	$519
850	Canadian Natural Resources Ltd. (Oil, Gas & Consumable Fuels), Callable 3/1/27 @ 100.00	3.85		6/1/27	829
350	Canadian Pacific Railway Co. (Road & Rail), Callable 11/1/24 @ 100.00	2.90		2/1/25	333
2,390	Canadian Pacific Railway Co. (Road & Rail), Callable 12/15/22 @ 100.00	4.45		3/15/23	2,483
1,106	Deutsche Telekom International Finance BV (Diversified Financial Services)	8.75	(a)	6/15/30	1,465
200	GlaxoSmithKline Capital, Inc. (Pharmaceuticals)	2.80		3/18/23	195
1,285	HSBC Holdings PLC (Banks)	4.00		3/30/22	1,303
500	HSBC Holdings PLC (Banks)	4.88		1/14/22	521
2,325	HSBC Holdings PLC (Banks)	5.10		4/5/21	2,431
500	HSBC Holdings PLC (Banks)	6.80		6/1/38	601
1,430	Iberdrola International BV (Electric Utilities)	5.81		3/15/25	1,567
1,445	Iberdrola International BV (Electric Utilities)	6.75		7/15/36	1,841
405	LyondellBasell Industries N.V. (Chemicals)	4.00		7/15/23	406
321	LyondellBasell Industries N.V. (Chemicals), Callable 8/26/54 @ 100.00	4.63		2/26/55	296
1,600	LyondellBasell Industries N.V. (Chemicals), Callable 1/15/24 @ 100.00	5.75		4/15/24	1,734
1,043	Orange SA (Diversified Telecommunication Services)	9.00		3/1/31	1,431
790	Shell International Finance BV (Oil, Gas & Consumable Fuels)	4.13		5/11/35	801
1,925	Shell International Finance BV (Oil, Gas & Consumable Fuels)	6.38		12/15/38	2,495
995	Statoil ASA (Oil, Gas & Consumable Fuels)	5.10		8/17/40	1,107
1,221	Statoil ASA (Oil, Gas & Consumable Fuels)	7.75		6/15/23	1,452
393	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.13		4/27/20	405
540	Telefonica Emisiones SAU (Diversified Telecommunication Services)	5.46		2/16/21	565
745	Telefonica Emisiones SAU (Diversified Telecommunication Services)	7.05		6/20/36	896
1,090	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	2.50		8/1/22	1,047
2,335	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels), Callable 2/15/28 @ 100.00	4.25		5/15/28	2,341
1,040	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.10		6/1/40	1,178
451	TransCanada PipeLines Ltd. (Oil, Gas & Consumable Fuels)	6.20		10/15/37	515
340	Vodafone Group PLC (Wireless Telecommunication Services)	5.00		5/30/38	336
946	Vodafone Group PLC (Wireless Telecommunication Services)	6.15		2/27/37	1,039

	Total Yankee Dollars				42,023

Shares
	Mutual Funds — 6.51%
306,361	SSgA U.S. Government Money Market Fund, Premier Class	1.73	(b)		306
18,362,582	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(b)		18,363

	Total Mutual Funds				18,669

	Total Investments (cost $292,094) — 99.03%				284,176
	Other assets in excess of liabilities — 0.97%				2,780

	Net Assets — 100.00%				$286,956

(a)	Step Bond: Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at June 30, 2018.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

MTN—Medium Term Note

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The U.S. Corporate Fixed Income Securities Portfolio	Agincourt Capital Management, LLC	HC Capital Solutions	Total
Corporate Bonds	77.88%	—	77.88%
Yankee Dollars	14.64%	—	14.64%
Mutual Funds	0.11%	6.40%	6.51%
Other Assets (Liabilities)	1.23%	-0.26%	0.97%

Total Net Assets	93.86%	6.14%	100.00%

Amounts	designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Asset Backed Securities — 1.82%
$200	American Express Credit Account Master Trust, Series 2017-1, Class A	1.93		9/15/22	$197
270	BMW Vehicle Lease Trust, Series 2017-1, Class A4, Callable 10/20/19 @ 100.00	2.18		6/22/20	268
200	BMW Vehicle Owner Trust, Series 2016-A, Class A4, Callable 3/25/20 @ 100.00	1.37		12/27/22	196
200	BMW Vehicle Owner Trust, Series 2018-A, Class A4, Callable 9/25/21 @ 100.00	2.51		6/25/24	197
165	Capital One Multi-Asset Execution Trust, Series 2016-A3, Class A3	1.34		4/15/22	163
150	Capital One Multi-Asset Execution Trust, Series 2017-A4, Class A4	1.99		7/17/23	147
125	Capital One Multi-Asset Execution Trust, Series 2017-A1, Class A1	2.00		1/17/23	123
200	Capital One Multi-Asset Execution Trust, Series 2017-A3, Class A3	2.43		1/15/25	196
100	CarMax Auto Owner Trust, Series 2017-2, Class A4, Callable 3/15/21 @ 100.00	2.25		9/15/22	98
300	Chase Issuance Trust (CHAIT), Series 2016-A2, Class A	1.37		6/15/21	295
270	Chase Issuance Trust (CHAIT), Series 2015-A4, Class A	1.84		4/15/22	265
100	Citibank Credit Card Issuance Trust, Series 2014-A1, Class A1	2.88		1/23/23	100
200	Discover Card Execution Note Trust, Series 2014-A4, Class A4	2.12		12/15/21	199
100	Discover Card Execution Note Trust, Series 2017-A2, Class A2	2.39		7/15/24	98
156	GM Financial Consumer Automobile Receivables Trust, Series 2018-1, Class A4, Callable 10/16/21 @ 100.00	2.46		7/17/23	153
100	Synchrony Credit Card Master Note Trust, Series 2016-1, Class A	2.04		3/15/22	100
200	Synchrony Credit Card Master Note Trust, Series 2018-1, Class A	2.97		3/15/24	200
300	Toyota Auto Receivables Owner Trust, Series 2017-A, Class A3, Callable 11/15/20 @ 100.00	1.73		2/16/21	296
200	Toyota Auto Receivables Owner Trust, Series 2018-A, Class A4, Callable 10/15/21 @ 100.00	2.52		5/15/23	197
250	World Omni Auto Receivables, Series 2017-A, Class A3, Callable 11/15/20 @ 100.00	1.93		9/15/22	247

	Total Asset Backed Securities				3,735

	Collateralized Mortgage Obligations — 5.70%
250	Bank, Series 2017-BNK9, Class ASB	3.47		11/15/54	248
200	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class A2	3.12		2/15/50	199
100	Bank of America Commercial Mortgage Trust, Series 2017-BNK3, Class ASB	3.37		2/15/50	99
228	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A4	2.88		2/10/48	219
183	Citigroup Commercial Mortgage Trust, Series 2015-GC27, Class A5	3.14		2/10/48	178
100	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4	3.31		4/10/49	98
100	Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5	3.62		2/10/49	100
228	Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class A4	3.62		7/10/47	230
183	Commercial Mortgage Trust, Series 2015-LC19, Class A4	3.18		2/10/48	178
80	Commercial Mortgage Trust, Series 2015-DC1, Class A5	3.35		2/10/48	79
256	Commercial Mortgage Trust, Series 2013-CR8, Class A5	3.61	(a)	6/10/46	259
100	Commercial Mortgage Trust, Series 2014-UBS4, Class AM	3.97		8/10/47	100
100	Commercial Mortgage Trust, Series 2013-CR11, Class B	5.33	(a)	8/10/50	104
200	CSAIL Commercial Mortgage Trust, Series 2016-C7, Class ASB	3.31		11/15/49	198
139	Fannie Mae-ACES, Series 2016-M6, Class A1	2.14		5/25/26	134
27	Fannie Mae-ACES, Series 2013-M14, Class APT	2.52	(a)	4/25/23	26
53	Fannie Mae-ACES, Series 2017-M8, Class A1	2.65		5/25/27	52
283	Fannie Mae-ACES, Series 2015-M3, Class A2	2.72		10/25/24	275
274	Fannie Mae-ACES, Series 2012-M1, Class A2	2.73		10/25/21	271
200	Fannie Mae-ACES, Series 2017-M7, Class A2	2.96		2/25/27	193
62	Fannie Mae-ACES, Series 2012-M4, Class 1A2	2.98		4/25/22	62
250	Fannie Mae-ACES, Series 2017-M11, Class A2	2.98		8/25/29	236
228	Fannie Mae-ACES, Series 2014-M9, Class A2	3.10	(a)	7/25/24	227
200	Fannie Mae-ACES, Series 2017 M15, Class ATS2	3.14	(a)	11/25/27	195
300	Fannie Mae-ACES, Series 2017-M12, Class A2	3.18	(a)	6/25/27	292
46	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K023, Class A2	2.31		8/25/22	44
96	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K058, Class A1	2.34		7/25/26	92
$183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K027, Class A2	2.64		1/25/23	180
350	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K055, Class A2	2.67		3/25/26	336

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Collateralized Mortgage Obligations (continued)
$119	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K017, Class A2	2.87		12/25/21	$119
66	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A1	3.02		2/25/23	66
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K033, Class A2	3.06	(a)	7/25/23	182
365	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K043, Class A2	3.06		12/25/24	363
274	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K716, Class A2	3.13		6/25/21	275
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K032, Class A2	3.31	(a)	5/25/23	184
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K029, Class A2	3.32		2/25/23	184
100	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K047, Class A2, Callable 5/11/25 @ 100.00	3.33		5/25/25	101
112	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K014, Class A2	3.87		4/25/21	114
205	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K012, Class A2	4.18		12/25/20	211
183	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K006, Class A2	4.25		1/25/20	185
110	Freddie Mac Multifamily Structured Pass-Through Certificates, Series K010, Class A2	4.33		10/25/20	113
230	GS Mortgage Securities Trust, Series 2016-GS2, Class A3	2.79		5/10/49	217
100	GS Mortgage Securities Trust, Series 2017-GS5, Class A2	3.22		3/10/50	99
250	GS Mortgage Securities Trust, Series 2017-GS5, Class A4	3.67		3/10/50	249
23	GS Mortgage Securities Trust, Series 2014-GC20, Class A3	3.68		4/10/47	23
274	GS Mortgage Securities Trust, Series 2013-GC14, Class A5	4.24		8/10/46	284
137	JPMBB Commercial Mortgage Securities Trust, Series 2014-C24, Class A5	3.64		11/15/47	138
183	JPMBB Commercial Mortgage Securities Trust, Series 2014-C22, Class A4, Callable 7/15/24 @ 100.00	3.80		9/15/47	185
183	JPMBB Commercial Mortgage Securities Trust, Series 2013-C15, Class A5	4.13		11/15/45	189
218	JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-C8, Class A3	2.83		10/15/45	214
155	Morgan Stanley BAML Trust, Series 2015-C20, Class A2	2.79		2/15/48	155
100	Morgan Stanley BAML Trust, Series 2015-C21, Class ASB	3.15		3/15/48	99
183	Morgan Stanley BAML Trust, Series 2015-C20, Class A4	3.25		2/15/48	179
200	Morgan Stanley BAML Trust, Series 2014-C19, Class A4	3.53		12/15/47	199
200	Morgan Stanley BAML Trust, Series 2017-C33, Class A5	3.60		5/15/50	197
100	Morgan Stanley BAML Trust, Series 2014-C17, Class A5, Callable 7/11/24 @ 100.00	3.74		8/15/47	101
100	Morgan Stanley BAML Trust, Series 2014-C15, Class A4	4.05		4/15/47	102
200	Morgan Stanley Capital I Trust, Series 2017-H1, Class A4	3.26		6/15/50	193
183	Morgan Stanley Capital I Trust, Series 2016-UBS9, Class A4	3.59		3/15/49	181
100	SG Commercial Mortgage Securities Trust, Series 2016-C5, Class A4	3.06		10/10/48	95
170	UBS Commercial Mortgage Trust, Series 2012-C1, Class AAB	3.00		5/10/45	169
141	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4	3.53		5/10/63	142
500	Wells Fargo Commercial Mortgage Trust, Series 2016-C34, Class A4	3.10		6/15/49	481
183	Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class A4	3.66		9/15/58	183
124	Wells Fargo Commercial Mortgage Trust, Series 2015-P2, Class A4	3.81		12/15/48	125
169	Wells Fargo Commercial Mortgage Trust, Series 2014-LC16, Class A5	3.82		8/15/50	172
142	Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class C	4.07		2/15/48	136
183	WF-RBS Commercial Mortgage Trust, Series 2013-C14, Class ASB	2.98		6/15/46	182

	Total Collateralized Mortgage Obligations				11,690

	U.S. Government Agency Mortgages — 86.49%
53	Fannie Mae, Pool #AY4232	2.00		5/1/30	50
268	Fannie Mae, Pool #AS1058	2.00		11/1/28	257
93	Fannie Mae, Pool #BJ4362	2.00		11/1/32	88
23	Fannie Mae, Pool #CA0052	2.00		7/1/32	22
111	Fannie Mae, Pool #MA2906	2.00		2/1/32	105
57	Fannie Mae, Pool #AS0001	2.00		7/1/28	55
170	Fannie Mae, Pool #AU5334	2.50		11/1/28	166
124	Fannie Mae, Pool #AU6387	2.50		11/1/28	121
423	Fannie Mae, Pool #MA1210	2.50		10/1/27	414
193	Fannie Mae, Pool #BC9041	2.50		11/1/31	187
22	Fannie Mae, Pool #AS8172	2.50		10/1/36	21

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$346	Fannie Mae, Pool #AP4742	2.50	8/1/27	$339
186	Fannie Mae, Pool #AB7391	2.50	12/1/42	175
23	Fannie Mae, Pool #MA2854	2.50	12/1/46	22
182	Fannie Mae, Pool #BE3032	2.50	1/1/32	177
125	Fannie Mae, Pool# MA3217	2.50	12/1/32	122
228	Fannie Mae, Pool #AS4946	2.50	5/1/30	223
128	Fannie Mae, Pool #AS8246	2.50	11/1/31	125
384	Fannie Mae, Pool #MA1277	2.50	12/1/27	376
53	Fannie Mae, Pool #MA1270	2.50	11/1/32	52
366	Fannie Mae, Pool #MA3154	2.50	10/1/32	356
26	Fannie Mae, Pool #MA1511	2.50	7/1/33	25
233	Fannie Mae, Pool #AU2619	2.50	8/1/28	228
319	Fannie Mae, Pool #BJ3742	2.50	12/1/32	310
97	Fannie Mae, Pool #MA3282	2.50	2/1/33	94
22	Fannie Mae, Pool #MA2789	2.50	10/1/36	21
337	Fannie Mae, Pool #AO3019	2.50	5/1/27	330
45	Fannie Mae, Pool #AS8437	2.50	12/1/36	43
80	Fannie Mae, Pool #AS4660	2.50	3/1/30	78
98	Fannie Mae, Pool #AZ6458	2.50	7/1/30	96
650	Fannie Mae, Pool #MA3246	2.50	1/1/33	632
99	Fannie Mae, Pool #BJ3944	2.50	1/1/33	96
76	Fannie Mae, Pool #AT2717	2.50	5/1/43	71
42	Fannie Mae, Pool #AS0513	2.50	8/1/43	39
48	Fannie Mae, Pool #MA2888	2.50	1/1/47	45
63	Fannie Mae, Pool #MA2868	2.50	1/1/32	62
313	Fannie Mae, Pool #AS4333	3.00	1/1/45	305
68	Fannie Mae, Pool #AS4334	3.00	1/1/45	66
275	Fannie Mae, Pool #MA2246	3.00	4/1/30	274
45	Fannie Mae, Pool #MA2897	3.00	2/1/37	44
72	Fannie Mae, Pool #MA2579	3.00	4/1/36	71
288	Fannie Mae, Pool #AS4884	3.00	5/1/45	280
46	Fannie Mae, Pool #AS8056	3.00	10/1/46	45
97	Fannie Mae, Pool #MA3247	3.00	1/1/33	97
199	Fannie Mae, Pool #AS1527	3.00	1/1/29	199
284	Fannie Mae, Pool #AS0196	3.00	8/1/28	283
122	Fannie Mae, Pool #MA3339	3.00	4/1/33	121
91	Fannie Mae, Pool #AS3117	3.00	8/1/29	91
93	Fannie Mae, Pool #MA3237	3.00	1/1/48	90
267	Fannie Mae, Pool #AS7238	3.00	5/1/46	259
72	Fannie Mae, Pool #MA3185	3.00	11/1/37	71
125	Fannie Mae, Pool# MA3331	3.00	4/1/48	121
47	Fannie Mae, Pool #MA3218	3.00	12/1/32	47
956	Fannie Mae, Pool #AQ7920	3.00	12/1/42	934
44	Fannie Mae, Pool #AR7426	3.00	7/1/43	43
148	Fannie Mae, Pool #AQ3223	3.00	11/1/27	148
550	Fannie Mae, Pool #AP2465	3.00	8/1/42	538
1,225	Fannie Mae, Pool #AP6375	3.00	9/1/42	1,198
657	Fannie Mae, Pool #AP6493	3.00	9/1/42	643
356	Fannie Mae, Pool #MA2806	3.00	11/1/46	345
275	Fannie Mae, Pool #MA2895	3.00	2/1/47	266
34	Fannie Mae, Pool #MA2287	3.00	6/1/35	34
253	Fannie Mae, Pool #MA2737	3.00	9/1/46	245
125	Fannie Mae, Pool #MA2523	3.00	2/1/36	124
123	Fannie Mae, Pool #MA2230	3.00	4/1/35	122

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$719	Fannie Mae, Pool #AO0752	3.00	4/1/42	$703
273	Fannie Mae, Pool #MA2863	3.00	1/1/47	265
129	Fannie Mae, Pool #MA2425	3.00	10/1/30	129
122	Fannie Mae, Pool #MA2773	3.00	10/1/36	120
367	Fannie Mae, Pool #AL9865	3.00	2/1/47	356
97	Fannie Mae, Pool #AL9996	3.00	4/1/32	97
23	Fannie Mae, Pool #AL9848	3.00	3/1/47	23
144	Fannie Mae, Pool #MA1527	3.00	8/1/33	143
109	Fannie Mae, Pool #MA2149	3.00	1/1/30	109
49	Fannie Mae, Pool #MA2087	3.00	11/1/34	49
34	Fannie Mae, Pool #MA2065	3.00	10/1/34	34
39	Fannie Mae, Pool #MA1058	3.00	5/1/32	39
269	Fannie Mae, Pool #MA2833	3.00	12/1/46	261
316	Fannie Mae, Pool #AK3302	3.00	3/1/27	316
339	Fannie Mae, Pool #AK0006	3.00	1/1/27	339
65	Fannie Mae, Pool #MA2832	3.00	12/1/36	65
146	Fannie Mae, Pool #MA1401	3.00	4/1/33	145
74	Fannie Mae, Pool #MA1338	3.00	2/1/33	73
349	Fannie Mae, Pool #MA1307	3.00	1/1/33	347
117	Fannie Mae, Pool #AS2312	3.00	5/1/29	117
90	Fannie Mae, Pool #BE4400	3.00	1/1/47	87
93	Fannie Mae, Pool #BE3861	3.00	1/1/47	90
49	Fannie Mae, Pool #BE9547	3.00	4/1/47	47
316	Fannie Mae, Pool #BC9003	3.00	11/1/46	307
88	Fannie Mae, Pool #AS8424	3.00	12/1/36	86
201	Fannie Mae, Pool #AY4200	3.00	5/1/45	195
306	Fannie Mae, Pool #AT7620	3.00	6/1/43	299
138	Fannie Mae, Pool #AZ0538	3.00	9/1/30	138
234	Fannie Mae, Pool #AU3735	3.00	8/1/43	229
52	Fannie Mae, Pool #AZ4358	3.00	7/1/30	52
280	Fannie Mae, Pool #BD4225	3.00	11/1/46	271
57	Fannie Mae, Pool #AT1575	3.00	5/1/43	55
319	Fannie Mae, Pool #AT2014	3.00	4/1/43	311
296	Fannie Mae, Pool #AY4829	3.00	5/1/45	288
53	Fannie Mae, Pool #BA4786	3.00	2/1/31	53
237	Fannie Mae, Pool #AB4483	3.00	2/1/27	237
173	Fannie Mae, Pool #AS7908	3.00	9/1/46	168
98	Fannie Mae, Pool #BJ2996	3.00	1/1/33	98
403	Fannie Mae, Pool #AS8414	3.00	11/1/46	391
311	Fannie Mae, Pool #AS8276	3.00	11/1/46	302
315	Fannie Mae, Pool #BC4764	3.00	10/1/46	305
84	Fannie Mae, Pool #BC4276	3.00	4/1/46	81
67	Fannie Mae, Pool #BM1370	3.00	4/1/37	66
15	Fannie Mae, Pool #BA0826	3.00	10/1/30	15
975	Fannie Mae, Pool #AB7099	3.00	11/1/42	953
341	Fannie Mae, Pool #AB8897	3.00	4/1/43	333
108	Fannie Mae, Pool #J24886	3.00	7/1/23	109
23	Fannie Mae, Pool #MA3100	3.00	8/1/37	23
385	Fannie Mae, Pool #MA3082	3.00	7/1/47	374
46	Fannie Mae, Pool #MA3078	3.00	7/1/37	45
30	Fannie Mae, Pool #AX8309	3.00	11/1/29	30
255	Fannie Mae, Pool #AS8784	3.00	2/1/47	247
88	Fannie Mae, Pool #AS8438	3.00	12/1/36	87
218	Fannie Mae, Pool #MA3179	3.00	11/1/47	211

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$406	Fannie Mae, Pool #MA3106	3.00	8/1/47	$394
370	Fannie Mae, Pool #MA2956	3.00	4/1/47	358
45	Fannie Mae, Pool #MA2961	3.00	4/1/37	44
74	Fannie Mae, Pool #BK1015	3.00	2/1/33	73
347	Fannie Mae, Pool #AT0682	3.00	4/1/43	339
47	Fannie Mae, Pool #MA3127	3.00	9/1/37	46
412	Fannie Mae, Pool #BD2446	3.00	1/1/47	400
195	Fannie Mae, Pool #AS8521	3.00	12/1/46	189
173	Fannie Mae, Pool #AW7383	3.00	8/1/29	173
181	Fannie Mae, Pool #BE1901	3.00	12/1/46	175
84	Fannie Mae, Pool #AW8295	3.00	8/1/29	84
208	Fannie Mae, Pool #BD5545	3.00	10/1/46	202
93	Fannie Mae, Pool #AS8483	3.00	12/1/46	90
345	Fannie Mae, Pool #BD5787	3.00	9/1/46	335
101	Fannie Mae, Pool #AU7890	3.00	9/1/28	101
388	Fannie Mae, Pool #CA0487	3.50	10/1/47	387
1,093	Fannie Mae, Pool #AB6017	3.50	8/1/42	1,096
362	Fannie Mae, Pool #BM1568	3.50	7/1/47	364
22	Fannie Mae, Pool #MA2909	3.50	2/1/37	22
26	Fannie Mae, Pool #MA1021	3.50	3/1/27	26
108	Fannie Mae, Pool #MA2923	3.50	3/1/37	109
151	Fannie Mae, Pool #BM2001	3.50	12/1/46	151
41	Fannie Mae, Pool #BM1231	3.50	11/1/31	42
93	Fannie Mae, Pool #MA2389	3.50	9/1/35	94
309	Fannie Mae, Pool #MA2292	3.50	6/1/45	308
116	Fannie Mae, Pool #BC0163	3.50	1/1/46	115
48	Fannie Mae, Pool #MA3243	3.50	1/1/38	49
391	Fannie Mae, Pool #BD2436	3.50	1/1/47	390
388	Fannie Mae, Pool #MA3182	3.50	11/1/47	386
332	Fannie Mae, Pool #BD5046	3.50	2/1/47	331
234	Fannie Mae, Pool #MA1980	3.50	8/1/44	234
389	Fannie Mae, Pool #MA3238	3.50	1/1/48	387
394	Fannie Mae, Pool #MA3305	3.50	3/1/48	393
22	Fannie Mae, Pool #MA2996	3.50	5/1/37	22
363	Fannie Mae, Pool #MA3026	3.50	6/1/47	363
120	Fannie Mae, Pool #AE5487	3.50	10/1/25	122
45	Fannie Mae, Pool #MA3059	3.50	7/1/37	46
47	Fannie Mae, Pool #MA3152	3.50	10/1/37	47
226	Fannie Mae, Pool #MA1982	3.50	8/1/34	229
198	Fannie Mae, Pool #MA1059	3.50	5/1/32	201
160	Fannie Mae, Pool #BC3126	3.50	1/1/46	159
102	Fannie Mae, Pool #BA1893	3.50	8/1/45	102
377	Fannie Mae, Pool #BC1158	3.50	2/1/46	376
32	Fannie Mae, Pool #BA5031	3.50	1/1/46	32
83	Fannie Mae, Pool #BC7633	3.50	6/1/46	82
391	Fannie Mae, Pool #BH9215	3.50	1/1/48	390
265	Fannie Mae, Pool #MA2125	3.50	12/1/44	265
39	Fannie Mae, Pool #MA2692	3.50	7/1/36	39
255	Fannie Mae, Pool #MA1107	3.50	7/1/32	258
225	Fannie Mae, Pool #AZ9576	3.50	12/1/45	225
147	Fannie Mae, Pool #BE5258	3.50	1/1/47	146
225	Fannie Mae, Pool #AS6649	3.50	2/1/46	225
176	Fannie Mae, Pool #AS5696	3.50	8/1/45	176
232	Fannie Mae, Pool #AS5068	3.50	6/1/45	232

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$109	Fannie Mae, Pool #AS5892	3.50	10/1/45	$109
203	Fannie Mae, Pool #AS0024	3.50	7/1/43	204
230	Fannie Mae, Pool #AY5303	3.50	3/1/45	230
245	Fannie Mae, Pool #AY4300	3.50	1/1/45	244
268	Fannie Mae, Pool #AS4773	3.50	4/1/45	267
137	Fannie Mae, Pool #AS4772	3.50	4/1/45	137
272	Fannie Mae, Pool #AS4771	3.50	4/1/45	272
145	Fannie Mae, Pool #AS5319	3.50	7/1/45	145
106	Fannie Mae, Pool #AX7655	3.50	1/1/45	106
311	Fannie Mae, Pool #AS7388	3.50	6/1/46	311
375	Fannie Mae, Pool #AS7491	3.50	7/1/46	374
183	Fannie Mae, Pool #AY3802	3.50	2/1/45	182
129	Fannie Mae, Pool #AX5201	3.50	10/1/29	131
160	Fannie Mae, Pool #AZ2614	3.50	8/1/45	160
213	Fannie Mae, Pool #AX2486	3.50	10/1/44	213
21	Fannie Mae, Pool #AX0159	3.50	9/1/29	21
245	Fannie Mae, Pool #AX9530	3.50	2/1/45	245
285	Fannie Mae, Pool #AY1306	3.50	3/1/45	285
41	Fannie Mae, Pool #AV6407	3.50	2/1/29	42
108	Fannie Mae, Pool #AZ6383	3.50	9/1/45	108
177	Fannie Mae, Pool #AY3913	3.50	2/1/45	176
292	Fannie Mae, Pool #AS3133	3.50	8/1/44	292
34	Fannie Mae, Pool #AS2081	3.50	4/1/29	35
143	Fannie Mae, Pool #AJ4093	3.50	10/1/26	145
87	Fannie Mae, Pool #AY8856	3.50	9/1/45	88
317	Fannie Mae, Pool #AZ0862	3.50	7/1/45	316
163	Fannie Mae, Pool #AU3742	3.50	8/1/43	163
21	Fannie Mae, Pool #AJ6181	3.50	12/1/26	22
21	Fannie Mae, Pool #AL8776	3.50	7/1/46	21
258	Fannie Mae, Pool #AJ8476	3.50	12/1/41	259
1,006	Fannie Mae, Pool #AO8137	3.50	8/1/42	1,008
136	Fannie Mae, Pool #AO9140	3.50	7/1/42	136
55	Fannie Mae, Pool #AK0706	3.50	2/1/27	56
55	Fannie Mae, Pool #AP9390	3.50	10/1/42	55
340	Fannie Mae, Pool #AU1635	3.50	7/1/43	340
1,189	Fannie Mae, Pool #AK7497	3.50	4/1/42	1,193
1,149	Fannie Mae, Pool #AO2548	3.50	4/1/42	1,153
456	Fannie Mae, Pool #AQ0546	3.50	11/1/42	457
250	Fannie Mae, Pool #AS7239	3.50	5/1/46	249
133	Fannie Mae, Pool #AO4647	3.50	6/1/42	134
401	Fannie Mae, Pool #AL1717	3.50	5/1/27	407
74	Fannie Mae, Pool #310139	3.50	11/1/25	75
53	Fannie Mae, Pool #MA2495	3.50	1/1/46	53
211	Fannie Mae, Pool #AO4385	3.50	6/1/42	212
410	Fannie Mae, Pool #AO3760	3.50	5/1/42	411
74	Fannie Mae, Pool #BH2623	4.00	8/1/47	76
74	Fannie Mae, Pool# BJ0639	4.00	3/1/48	76
378	Fannie Mae, Pool #AS9831	4.00	6/1/47	386
366	Fannie Mae, Pool #CA0183	4.00	8/1/47	373
279	Fannie Mae, Pool #AS9486	4.00	4/1/47	285
177	Fannie Mae, Pool #AW5063	4.00	7/1/44	180
53	Fannie Mae, Pool #AW5109	4.00	8/1/44	54
385	Fannie Mae, Pool #BD7081	4.00	3/1/47	393
380	Fannie Mae, Pool #BE8050	4.00	4/1/47	387

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$205	Fannie Mae, Pool #AY1595	4.00	1/1/45	$209
253	Fannie Mae, Pool #AS8532	4.00	12/1/46	259
44	Fannie Mae, Pool #AY2291	4.00	3/1/45	45
41	Fannie Mae, Pool #AH3394	4.00	1/1/41	42
291	Fannie Mae, Pool #BA6910	4.00	2/1/46	297
339	Fannie Mae, Pool #AH5859	4.00	2/1/41	348
354	Fannie Mae, Pool #BM2002	4.00	10/1/47	362
268	Fannie Mae, Pool #AH6242	4.00	4/1/26	276
71	Fannie Mae, Pool #MA0493	4.00	8/1/30	73
39	Fannie Mae, Pool #MA0695	4.00	4/1/31	40
215	Fannie Mae, Pool #MA0641	4.00	2/1/31	221
71	Fannie Mae, Pool #G08694	4.00	2/1/46	73
126	Fannie Mae, Pool #AC7328	4.00	12/1/39	129
56	Fannie Mae, Pool #AT3872	4.00	6/1/43	57
86	Fannie Mae, Pool #BA0847	4.00	3/1/46	88
222	Fannie Mae, Pool #AZ7362	4.00	11/1/45	226
292	Fannie Mae, Pool #AU3753	4.00	8/1/43	299
15	Fannie Mae, Pool #AZ8874	4.00	9/1/45	16
107	Fannie Mae, Pool #AY8981	4.00	8/1/45	109
97	Fannie Mae, Pool #BC5559	4.00	3/1/46	99
1,136	Fannie Mae, Pool #190405	4.00	10/1/40	1,167
153	Fannie Mae, Pool #AS7600	4.00	7/1/46	156
167	Fannie Mae, Pool #AZ8067	4.00	9/1/45	170
171	Fannie Mae, Pool #AS7601	4.00	7/1/46	174
165	Fannie Mae, Pool #AV2340	4.00	12/1/43	169
142	Fannie Mae, Pool #AS3468	4.00	10/1/44	145
154	Fannie Mae, Pool #AS3903	4.00	11/1/44	157
190	Fannie Mae, Pool #AY1377	4.00	4/1/45	195
214	Fannie Mae, Pool #AS3293	4.00	9/1/44	219
206	Fannie Mae, Pool #AS3216	4.00	9/1/44	211
441	Fannie Mae, Pool #AJ7857	4.00	12/1/41	453
153	Fannie Mae, Pool #AL7347	4.00	9/1/45	156
44	Fannie Mae, Pool #AS3448	4.00	9/1/44	45
18	Fannie Mae, Pool #MA2655	4.00	6/1/36	19
220	Fannie Mae, Pool #AS3467	4.00	10/1/44	224
377	Fannie Mae, Pool #MA3183	4.00	11/1/47	385
91	Fannie Mae, Pool #AL4778	4.00	10/1/32	93
479	Fannie Mae, Pool #AS0531	4.00	9/1/43	492
34	Fannie Mae, Pool #AS7028	4.00	4/1/46	35
49	Fannie Mae, Pool #MA3216	4.00	12/1/37	50
464	Fannie Mae, Pool #MA2995	4.00	5/1/47	473
17	Fannie Mae, Pool #MA2536	4.00	2/1/36	17
323	Fannie Mae, Pool #MA3121	4.00	9/1/47	330
22	Fannie Mae, Pool #MA3037	4.00	6/1/37	23
181	Fannie Mae, Pool #AS2498	4.00	5/1/44	185
48	Fannie Mae, Pool #MA2455	4.00	11/1/35	50
99	Fannie Mae, Pool #AY0025	4.00	2/1/45	101
25	Fannie Mae, Pool #AW9041	4.00	8/1/44	26
198	Fannie Mae, Pool #AX0841	4.00	9/1/44	202
222	Fannie Mae, Pool #AO2959	4.00	5/1/42	228
32	Fannie Mae, Pool #AS2117	4.00	4/1/44	33
250	Fannie Mae, Pool #AL8387	4.00	3/1/46	255
560	Fannie Mae, Pool #AJ5303	4.00	11/1/41	575
371	Fannie Mae, Pool #MA3027	4.00	6/1/47	378

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$611	Fannie Mae, Pool #AJ7689	4.00	12/1/41	$628
31	Fannie Mae, Pool #AA0860	4.50	1/1/39	32
125	Fannie Mae, Pool #MA0481	4.50	8/1/30	131
205	Fannie Mae, Pool #AB3192	4.50	6/1/41	216
53	Fannie Mae, Pool #AA9781	4.50	7/1/24	54
36	Fannie Mae, Pool #982892	4.50	5/1/23	36
539	Fannie Mae, Pool #AL1107	4.50	11/1/41	566
43	Fannie Mae, Pool #AL8816	4.50	9/1/45	45
81	Fannie Mae, Pool #BM1285	4.50	5/1/47	84
168	Fannie Mae, Pool #AL4450	4.50	12/1/43	176
572	Fannie Mae, Pool #AH7521	4.50	3/1/41	602
87	Fannie Mae, Pool #AL5082	4.50	3/1/44	91
494	Fannie Mae, Pool #AH9055	4.50	4/1/41	520
210	Fannie Mae, Pool #AI4815	4.50	6/1/41	221
213	Fannie Mae, Pool #AD8529	4.50	8/1/40	224
104	Fannie Mae, Pool #AS2276	4.50	4/1/44	109
16	Fannie Mae, Pool #AW7048	4.50	6/1/44	16
45	Fannie Mae, Pool #AU5302	4.50	10/1/43	48
223	Fannie Mae, Pool #AE0217	4.50	8/1/40	235
169	Fannie Mae, Pool #BE5992	4.50	2/1/47	176
193	Fannie Mae, Pool #BE6489	4.50	1/1/47	202
90	Fannie Mae, Pool #AS1638	4.50	2/1/44	94
54	Fannie Mae, Pool #AS0861	4.50	10/1/43	56
99	Fannie Mae, Pool #AB1389	4.50	8/1/40	104
43	Fannie Mae, Pool #AS8576	4.50	12/1/46	45
39	Fannie Mae, Pool #AB1470	4.50	9/1/40	41
40	Fannie Mae, Pool #AH6790	4.50	3/1/41	42
183	Fannie Mae, Pool #AS8157	4.50	10/1/46	191
270	Fannie Mae, Pool #MA3184	4.50	11/1/47	282
174	Fannie Mae, Pool #AH5988	5.00	3/1/41	186
42	Fannie Mae, Pool #890621	5.00	5/1/42	45
3	Fannie Mae, Pool #725504	5.00	1/1/19	3
38	Fannie Mae, Pool #890603	5.00	8/1/41	40
71	Fannie Mae, Pool# BM3781	5.00	11/1/30	76
805	Fannie Mae, Pool #889117	5.00	10/1/35	863
44	Fannie Mae, Pool #725238	5.00	3/1/34	47
1	Fannie Mae, Pool #868986	5.00	5/1/21	1
20	Fannie Mae, Pool #796663	5.00	9/1/19	21
86	Fannie Mae, Pool #AS0837	5.00	10/1/43	92
89	Fannie Mae, Pool #AS0575	5.00	9/1/43	95
95	Fannie Mae, Pool #836750	5.00	10/1/35	101
84	Fannie Mae, Pool #AL5788	5.00	5/1/42	90
5	Fannie Mae, Pool #AL0725	5.50	6/1/24	5
5	Fannie Mae, Pool #A69671	5.50	12/1/37	5
20	Fannie Mae, Pool #929451	5.50	5/1/38	22
39	Fannie Mae, Pool #976945	5.50	2/1/23	40
1,253	Fannie Mae, Pool #890221	5.50	12/1/33	1,362
19	Fannie Mae, Pool #909662	5.50	2/1/22	20
1	Fannie Mae, Pool #A79636	5.50	7/1/38	1
747	Fannie Mae, Pool #725228	6.00	3/1/34	824
177	Fannie Mae, Pool #889984	6.50	10/1/38	196
875	Fannie Mae, 15 YR TBA	3.00	7/25/33	870
375	Fannie Mae, 15 YR TBA	3.50	7/25/33	379
3,475	Fannie Mae, 30 YR TBA	3.50	7/25/48	3,458

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$500	Fannie Mae, 30 YR TBA	4.00	8/25/48	$509
1,625	Fannie Mae, 30 YR TBA	4.00	7/25/48	1,657
675	Fannie Mae, 30 YR TBA	4.50	7/25/47	703
250	Fannie Mae, 30 YR TBA	4.50	8/25/48	260
150	Fannie Mae, 30 YR TBA	5.00	8/25/48	159
138	Freddie Mac, Pool #J25777	2.00	9/1/28	133
53	Freddie Mac, Pool #J25759	2.00	8/1/28	51
98	Freddie Mac, Pool #G18634	2.00	3/1/32	93
65	Freddie Mac, Pool #G18547	2.00	3/1/30	62
48	Freddie Mac, Pool #Q42878	2.50	9/1/46	44
174	Freddie Mac, Pool #G18635	2.50	3/1/32	170
169	Freddie Mac, Pool #J35896	2.50	12/1/31	165
81	Freddie Mac, Pool #J25585	2.50	9/1/28	79
346	Freddie Mac, Pool #G18680	2.50	3/1/33	337
264	Freddie Mac, Pool #J26408	2.50	11/1/28	258
202	Freddie Mac, Pool #J23440	2.50	4/1/28	198
35	Freddie Mac, Pool #G18472	2.50	7/1/28	34
100	Freddie Mac, Pool #G18485	2.50	10/1/28	98
232	Freddie Mac, Pool #G18568	2.50	9/1/30	226
193	Freddie Mac, Pool #G18533	2.50	12/1/29	188
25	Freddie Mac, Pool #G08638	2.50	4/1/45	23
44	Freddie Mac, Pool #C91904	2.50	11/1/36	42
227	Freddie Mac, Pool #G18470	2.50	6/1/28	222
205	Freddie Mac, Pool #G18459	2.50	3/1/28	200
17	Freddie Mac, Pool #J30875	2.50	3/1/30	16
200	Freddie Mac, Pool# J37902	2.50	11/1/32	194
122	Freddie Mac, Pool #J35643	2.50	11/1/31	119
128	Freddie Mac, Pool #J36516	2.50	3/1/32	124
76	Freddie Mac, Pool #C09026	2.50	2/1/43	71
23	Freddie Mac, Pool #G08755	2.50	2/1/47	21
218	Freddie Mac, Pool #J18954	2.50	4/1/27	213
340	Freddie Mac, Pool #J38477	2.50	2/1/33	331
324	Freddie Mac, Pool #Q16222	3.00	3/1/43	316
347	Freddie Mac, Pool #G08635	3.00	4/1/45	337
230	Freddie Mac, Pool #Q41795	3.00	7/1/46	223
22	Freddie Mac, Pool #G30999	3.00	2/1/37	22
554	Freddie Mac, Pool #Q21065	3.00	8/1/43	540
20	Freddie Mac, Pool #Q39527	3.00	3/1/46	19
54	Freddie Mac, Pool #Q18599	3.00	6/1/43	52
23	Freddie Mac, Pool #C91939	3.00	6/1/37	22
44	Freddie Mac, Pool #C91905	3.00	11/1/36	43
226	Freddie Mac, Pool #C91581	3.00	11/1/32	225
49	Freddie Mac, Pool #C91969	3.00	1/1/38	48
24	Freddie Mac, Pool #C91949	3.00	9/1/37	23
46	Freddie Mac, Pool #C91943	3.00	7/1/37	45
86	Freddie Mac, Pool #C91798	3.00	12/1/34	85
34	Freddie Mac, Pool #C91826	3.00	5/1/35	33
506	Freddie Mac, Pool #G08534	3.00	6/1/43	494
200	Freddie Mac, Pool #Q46441	3.00	2/1/47	193
51	Freddie Mac, Pool #J29932	3.00	11/1/29	51
279	Freddie Mac, Pool #G08525	3.00	5/1/43	272
14	Freddie Mac, Pool #Q13086	3.00	11/1/42	14
178	Freddie Mac, Pool #Q20067	3.00	7/1/43	174
53	Freddie Mac, Pool #J33135	3.00	11/1/30	53

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$434	Freddie Mac, Pool #Q45735	3.00	1/1/47	$421
276	Freddie Mac, Pool #Q44452	3.00	11/1/46	268
50	Freddie Mac, Pool# J38807	3.00	4/1/33	49
147	Freddie Mac, Pool #G08640	3.00	5/1/45	143
315	Freddie Mac, Pool #G60187	3.00	8/1/45	306
63	Freddie Mac, Pool #Q19754	3.00	7/1/43	62
386	Freddie Mac, Pool #Q45094	3.00	12/1/46	374
62	Freddie Mac, Pool #G30945	3.00	9/1/36	62
353	Freddie Mac, Pool #G60989	3.00	12/1/46	343
19	Freddie Mac, Pool #Q18882	3.00	5/1/43	18
225	Freddie Mac, Pool# G08825	3.00	6/1/48	218
467	Freddie Mac, Pool #G08701	3.00	4/1/46	453
238	Freddie Mac, Pool #G18673	3.00	1/1/33	236
134	Freddie Mac, Pool #G08680	3.00	12/1/45	130
17	Freddie Mac, Pool #J17111	3.00	10/1/26	17
120	Freddie Mac, Pool #G08648	3.00	6/1/45	116
64	Freddie Mac, Pool #G18575	3.00	11/1/30	63
117	Freddie Mac, Pool #C91707	3.00	6/1/33	117
169	Freddie Mac, Pool #G18569	3.00	9/1/30	168
148	Freddie Mac, Pool# G18677	3.00	2/1/33	147
97	Freddie Mac, Pool #G18582	3.00	1/1/31	96
160	Freddie Mac, Pool #C91724	3.00	9/1/33	159
178	Freddie Mac, Pool #G08732	3.00	11/1/46	172
286	Freddie Mac, Pool #C04619	3.00	3/1/43	279
193	Freddie Mac, Pool #C04422	3.00	12/1/42	189
259	Freddie Mac, Pool #C04446	3.00	1/1/43	252
268	Freddie Mac, Pool #G08737	3.00	12/1/46	260
501	Freddie Mac, Pool #G08741	3.00	1/1/47	485
380	Freddie Mac, Pool #G08653	3.00	7/1/45	369
358	Freddie Mac, Pool #J17774	3.00	1/1/27	358
34	Freddie Mac, Pool #J14241	3.00	1/1/26	34
93	Freddie Mac, Pool #G08747	3.00	2/1/47	90
184	Freddie Mac, Pool #G08750	3.00	3/1/47	178
181	Freddie Mac, Pool #G18531	3.00	11/1/29	181
211	Freddie Mac, Pool #G18518	3.00	7/1/29	210
260	Freddie Mac, Pool #G18514	3.00	6/1/29	259
241	Freddie Mac, Pool #G15217	3.00	11/1/29	240
213	Freddie Mac, Pool #G15145	3.00	7/1/29	213
68	Freddie Mac, Pool #C91927	3.00	5/1/37	67
110	Freddie Mac, Pool #C91819	3.00	4/1/35	109
66	Freddie Mac, Pool #G08540	3.00	8/1/43	64
1,125	Freddie Mac, Pool #G08537	3.00	7/1/43	1,098
45	Freddie Mac, Pool #C91924	3.00	4/1/37	44
15	Freddie Mac, Pool #C91809	3.00	2/1/35	15
51	Freddie Mac, Pool #G18534	3.00	12/1/29	51
184	Freddie Mac, Pool #C91456	3.50	6/1/32	187
34	Freddie Mac, Pool #J14232	3.50	1/1/21	34
68	Freddie Mac, Pool #C03920	3.50	5/1/42	68
169	Freddie Mac, Pool #C91403	3.50	3/1/32	171
233	Freddie Mac, Pool #J15105	3.50	4/1/26	236
45	Freddie Mac, Pool #C91940	3.50	6/1/37	45
17	Freddie Mac, Pool #C91760	3.50	5/1/34	17
70	Freddie Mac, Pool #C91950	3.50	9/1/37	70
379	Freddie Mac, Pool #G61148	3.50	9/1/47	377

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$163	Freddie Mac, Pool #Q37449	3.50	11/1/45	$162
112	Freddie Mac, Pool #J26144	3.50	10/1/23	113
108	Freddie Mac, Pool #J13582	3.50	11/1/25	109
387	Freddie Mac, Pool #Q52319	3.50	11/1/47	385
241	Freddie Mac, Pool #Q51461	3.50	10/1/47	240
68	Freddie Mac, Pool #Q31134	3.50	2/1/45	68
17	Freddie Mac, Pool #E02735	3.50	10/1/25	17
140	Freddie Mac, Pool #Q06749	3.50	3/1/42	140
130	Freddie Mac, Pool #Q04087	3.50	10/1/41	130
403	Freddie Mac, Pool #Q49490	3.50	7/1/47	401
129	Freddie Mac, Pool #Q36040	3.50	9/1/45	129
68	Freddie Mac, Pool #J27494	3.50	2/1/29	69
58	Freddie Mac, Pool #G14216	3.50	7/1/21	59
162	Freddie Mac, Pool #G08706	3.50	5/1/46	162
361	Freddie Mac, Pool #G08757	3.50	4/1/47	359
953	Freddie Mac, Pool #G08495	3.50	6/1/42	956
499	Freddie Mac, Pool #G08636	3.50	4/1/45	499
483	Freddie Mac, Pool #G08623	3.50	1/1/45	483
437	Freddie Mac, Pool #G08627	3.50	2/1/45	436
293	Freddie Mac, Pool #G08667	3.50	9/1/45	293
37	Freddie Mac, Pool #G08620	3.50	12/1/44	37
47	Freddie Mac, Pool #C91742	3.50	1/1/34	48
366	Freddie Mac, Pool #G08693	3.50	3/1/46	366
350	Freddie Mac, Pool #G08681	3.50	12/1/45	349
342	Freddie Mac, Pool #G08761	3.50	5/1/47	340
170	Freddie Mac, Pool #G08687	3.50	1/1/46	170
414	Freddie Mac, Pool #G08650	3.50	6/1/45	413
140	Freddie Mac, Pool #G08702	3.50	4/1/46	140
153	Freddie Mac, Pool #G08698	3.50	3/1/46	152
294	Freddie Mac, Pool #G08654	3.50	7/1/45	294
318	Freddie Mac, Pool #G08641	3.50	5/1/45	318
201	Freddie Mac, Pool #Q08903	3.50	6/1/42	202
69	Freddie Mac, Pool #G30776	3.50	7/1/35	70
239	Freddie Mac, Pool #Q09896	3.50	8/1/42	239
297	Freddie Mac, Pool #G08632	3.50	3/1/45	296
98	Freddie Mac, Pool #G08605	3.50	9/1/44	98
444	Freddie Mac, Pool #G08554	3.50	10/1/43	446
182	Freddie Mac, Pool #Q08998	3.50	6/1/42	183
403	Freddie Mac, Pool #G08562	3.50	1/1/44	404
280	Freddie Mac, Pool #Q20860	3.50	8/1/43	281
124	Freddie Mac, Pool #Q12052	3.50	10/1/42	124
100	Freddie Mac, Pool #G08599	3.50	8/1/44	100
62	Freddie Mac, Pool #G08672	4.00	10/1/45	64
47	Freddie Mac, Pool# J12238	4.00	5/1/20	48
91	Freddie Mac, Pool #C91738	4.00	11/1/33	94
25	Freddie Mac, Pool #J12435	4.00	6/1/25	26
359	Freddie Mac, Pool #G08660	4.00	8/1/45	367
226	Freddie Mac, Pool #G08588	4.00	5/1/44	231
365	Freddie Mac, Pool #G08775	4.00	8/1/47	372
288	Freddie Mac, Pool #G08785	4.00	10/1/47	294
21	Freddie Mac, Pool #C91923	4.00	3/1/37	21
74	Freddie Mac, Pool# Z50032	4.00	4/1/19	76
175	Freddie Mac, Pool #C09070	4.00	12/1/44	179
84	Freddie Mac, Pool #C91765	4.00	6/1/34	87

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$951	Freddie Mac, Pool #A96286	4.00	1/1/41	$977
73	Freddie Mac, Pool #G08483	4.00	3/1/42	75
106	Freddie Mac, Pool #G14453	4.00	6/1/26	109
168	Freddie Mac, Pool #G08459	4.00	9/1/41	173
34	Freddie Mac, Pool #J11263	4.00	11/1/19	35
368	Freddie Mac, Pool #V83344	4.00	8/1/47	376
104	Freddie Mac, Pool #G08601	4.00	8/1/44	107
139	Freddie Mac, Pool #G08637	4.00	4/1/45	142
163	Freddie Mac, Pool #Q27594	4.00	8/1/44	167
12	Freddie Mac, Pool #Q27456	4.00	7/1/44	13
176	Freddie Mac, Pool #G08567	4.00	1/1/44	180
26	Freddie Mac, Pool #G08633	4.00	3/1/45	27
239	Freddie Mac, Pool #Q24955	4.00	2/1/44	246
305	Freddie Mac, Pool #G08669	4.00	9/1/45	312
270	Freddie Mac, Pool #G06506	4.00	12/1/40	278
451	Freddie Mac, Pool #G08752	4.00	3/1/47	461
215	Freddie Mac, Pool #G08595	4.00	7/1/44	220
15	Freddie Mac, Pool #G08642	4.00	5/1/45	16
99	Freddie Mac, Pool #Q34081	4.00	6/1/45	101
224	Freddie Mac, Pool #G08616	4.00	11/1/44	229
203	Freddie Mac, Pool #G08618	4.00	12/1/44	207
26	Freddie Mac, Pool #C09059	4.50	3/1/44	27
63	Freddie Mac, Pool #E02862	4.50	3/1/26	65
41	Freddie Mac, Pool #A90437	4.50	1/1/40	43
134	Freddie Mac, Pool #G08754	4.50	3/1/47	139
1,715	Freddie Mac, Pool #A97692	4.50	3/1/41	1,804
29	Freddie Mac, Pool #J07849	4.50	5/1/23	30
34	Freddie Mac, Pool #J09311	4.50	2/1/24	35
55	Freddie Mac, Pool #J09503	4.50	4/1/24	57
47	Freddie Mac, Pool #Q22671	4.50	11/1/43	49
28	Freddie Mac, Pool #Q25432	4.50	3/1/44	30
54	Freddie Mac, Pool #G08596	4.50	7/1/44	56
60	Freddie Mac, Pool #G60512	4.50	12/1/45	63
64	Freddie Mac, Pool #G08781	4.50	9/1/47	67
172	Freddie Mac, Pool #A97495	4.50	3/1/41	181
246	Freddie Mac, Pool #G08759	4.50	4/1/47	256
34	Freddie Mac, Pool# Q49599	4.50	7/1/47	35
18	Freddie Mac, Pool #G07068	5.00	7/1/41	19
604	Freddie Mac, Pool #C01598	5.00	8/1/33	642
49	Freddie Mac, Pool #G13255	5.00	7/1/23	51
268	Freddie Mac, Pool #G04913	5.00	3/1/38	286
40	Freddie Mac, Pool #G05205	5.00	1/1/39	43
245	Freddie Mac, Pool #Q00763	5.00	5/1/41	260
4	Freddie Mac, Pool #G06091	5.50	5/1/40	4
83	Freddie Mac, Pool #G06031	5.50	3/1/40	89
677	Freddie Mac, Pool #G01665	5.50	3/1/34	734
64	Freddie Mac, Pool #G03551	6.00	11/1/37	71
18	Freddie Mac, Pool #A62706	6.00	6/1/37	20
318	Freddie Mac, Pool #G02794	6.00	5/1/37	350
38	Freddie Mac, Pool #G05709	6.00	6/1/38	42
275	Freddie Mac, Gold 15 YR TBA	2.50	7/15/33	267
350	Freddie Mac, Gold 15 YR TBA	3.00	7/15/33	347
150	Freddie Mac, Gold 15 YR TBA	3.50	8/15/33	151
50	Freddie Mac, Gold 15 YR TBA	4.00	7/15/33	51

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$1,450	Freddie Mac, Gold 30 YR TBA	3.00	7/15/48	$1,403
3,900	Freddie Mac, Gold 30 YR TBA	3.50	7/15/47	3,877
50	Freddie Mac, Gold 30 YR TBA	3.50	8/15/48	50
50	Freddie Mac, Gold 30 YR TBA	3.50	7/15/33	51
250	Freddie Mac, Gold 30 YR TBA	4.00	8/15/48	254
2,600	Freddie Mac, Gold 30 YR TBA	4.00	7/15/48	2,648
225	Freddie Mac, Gold 30 YR TBA	4.50	7/15/48	234
300	Freddie Mac, Gold 30 YR TBA	4.50	8/15/48	312
81	Government National Mortgage Association, Pool #MA0601	2.50	12/20/27	79
45	Government National Mortgage Association, Pool #MA1133	2.50	7/20/28	44
19	Government National Mortgage Association, Pool #MA2890	2.50	6/20/45	18
46	Government National Mortgage Association, Pool #MA0908	2.50	4/20/28	45
18	Government National Mortgage Association, Pool #711729	2.50	3/15/43	17
49	Government National Mortgage Association, Pool #MA4717	2.50	9/20/47	47
86	Government National Mortgage Association, Pool #MA1283	2.50	9/20/43	83
45	Government National Mortgage Association, Pool #MA4194	2.50	1/20/47	42
44	Government National Mortgage Association, Pool #MA4424	2.50	5/20/32	43
29	Government National Mortgage Association, Pool #776954	2.50	11/15/42	28
68	Government National Mortgage Association, Pool #MA4067	2.50	11/20/46	65
82	Government National Mortgage Association, Pool #AA8341	2.50	2/15/28	80
22	Government National Mortgage Association, Pool #MA4355	2.50	4/20/32	21
179	Government National Mortgage Association, Pool #MA4125	2.50	12/20/46	170
60	Government National Mortgage Association, Pool #AG0440	3.00	8/15/43	59
22	Government National Mortgage Association, Pool #AL5058	3.00	3/15/45	21
249	Government National Mortgage Association, Pool #MA0153	3.00	6/20/42	246
339	Government National Mortgage Association, Pool #MA2147	3.00	8/20/44	335
96	Government National Mortgage Association, Pool #MA0851	3.00	3/20/43	95
281	Government National Mortgage Association, Pool #MA3033	3.00	8/20/45	277
293	Government National Mortgage Association, Pool #MA0391	3.00	9/20/42	290
358	Government National Mortgage Association, Pool #MA3936	3.00	9/20/46	352
248	Government National Mortgage Association, Pool #MA3873	3.00	8/20/46	243
242	Government National Mortgage Association, Pool #MA3802	3.00	7/20/46	238
48	Government National Mortgage Association, Pool #AK7285	3.00	3/15/45	47
180	Government National Mortgage Association, Pool #MA2753	3.00	4/20/45	178
99	Government National Mortgage Association, Pool #MA4836	3.00	11/20/47	96
48	Government National Mortgage Association, Pool #MA2797	3.00	5/20/30	48
759	Government National Mortgage Association, Pool #MA4899	3.00	12/20/47	742
280	Government National Mortgage Association, Pool #AD8433	3.00	7/15/43	276
399	Government National Mortgage Association, Pool# MA5076	3.00	3/20/48	390
150	Government National Mortgage Association, Pool #MA5018	3.00	2/20/48	146
225	Government National Mortgage Association, Pool #MA2825	3.00	5/20/45	221
220	Government National Mortgage Association, Pool #MA3104	3.00	9/20/45	217
198	Government National Mortgage Association, Pool #MA3172	3.00	10/20/45	195
214	Government National Mortgage Association, Pool #MA2960	3.00	7/20/45	211
19	Government National Mortgage Association, Pool #5276	3.00	1/20/27	19
251	Government National Mortgage Association, Pool #MA3309	3.00	12/20/45	247
24	Government National Mortgage Association, Pool #MA4935	3.00	1/20/33	24
35	Government National Mortgage Association, Pool #AN5756	3.00	7/15/45	34
253	Government National Mortgage Association, Pool #MA4509	3.00	6/20/47	247
237	Government National Mortgage Association, Pool #MA2444	3.00	12/20/44	234
141	Government National Mortgage Association, Pool #AA2654	3.00	6/15/43	139
370	Government National Mortgage Association, Pool #MA2520	3.00	1/20/45	364
304	Government National Mortgage Association, Pool #MA3662	3.00	5/20/46	298
262	Government National Mortgage Association, Pool #MA4126	3.00	12/20/46	256

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$29	Government National Mortgage Association, Pool #AA2934	3.00	7/15/42	$29
386	Government National Mortgage Association, Pool #MA4777	3.00	10/20/47	378
255	Government National Mortgage Association, Pool #AA6149	3.00	3/20/43	250
82	Government National Mortgage Association, Pool #MA1265	3.00	9/20/28	83
264	Government National Mortgage Association, Pool #MA4195	3.00	1/20/47	259
89	Government National Mortgage Association, Pool #MA4559	3.00	7/20/32	89
96	Government National Mortgage Association, Pool #MA0205	3.00	7/20/27	96
86	Government National Mortgage Association, Pool #MA2600	3.00	2/20/45	85
264	Government National Mortgage Association, Pool #MA4381	3.00	4/20/47	259
227	Government National Mortgage Association, Pool #MA0461	3.00	10/20/42	224
292	Government National Mortgage Association, Pool #MA3596	3.00	4/20/46	287
29	Government National Mortgage Association, Pool #MA1890	3.00	5/20/29	29
99	Government National Mortgage Association, Pool# MA3520	3.00	3/20/46	97
1,417	Government National Mortgage Association, Pool #MA0624	3.00	12/20/42	1,399
354	Government National Mortgage Association, Pool #MA4450	3.00	5/20/47	347
260	Government National Mortgage Association, Pool #MA4320	3.00	3/20/47	255
134	Government National Mortgage Association, Pool #779084	3.00	4/15/42	131
236	Government National Mortgage Association, Pool #MA3735	3.00	6/20/46	232
251	Government National Mortgage Association, Pool #MA1374	3.00	10/20/43	248
138	Government National Mortgage Association, Pool #778157	3.50	3/15/42	139
200	Government National Mortgage Association, Pool# MA4962	3.50	1/20/48	201
389	Government National Mortgage Association, Pool #MA4837	3.50	11/20/47	391
235	Government National Mortgage Association, Pool #MA0022	3.50	4/20/42	238
164	Government National Mortgage Association, Pool #AC3938	3.50	1/15/43	165
391	Government National Mortgage Association, Pool #MA4900	3.50	12/20/47	393
22	Government National Mortgage Association, Pool #AL8566	3.50	3/15/45	22
335	Government National Mortgage Association, Pool #AM4971	3.50	4/20/45	337
33	Government National Mortgage Association, Pool #MA1574	3.50	1/20/29	34
389	Government National Mortgage Association, Pool #MA1090	3.50	6/20/43	393
346	Government National Mortgage Association, Pool #MA0852	3.50	3/20/43	350
353	Government National Mortgage Association, Pool #MA0934	3.50	4/20/43	357
414	Government National Mortgage Association, Pool #MA0462	3.50	10/20/42	419
341	Government National Mortgage Association, Pool #MA2892	3.50	6/20/45	343
20	Government National Mortgage Association, Pool #MA1266	3.50	9/20/28	21
417	Government National Mortgage Association, Pool #MA3034	3.50	8/20/45	420
403	Government National Mortgage Association, Pool #MA1157	3.50	7/20/43	407
296	Government National Mortgage Association, Pool #MA0088	3.50	5/20/42	300
759	Government National Mortgage Association, Pool #MA0220	3.50	7/20/42	768
203	Government National Mortgage Association, Pool #MA0699	3.50	1/20/43	205
82	Government National Mortgage Association, Pool #AD2954	3.50	7/15/44	82
284	Government National Mortgage Association, Pool #MA3663	3.50	5/20/46	285
414	Government National Mortgage Association, Pool #MA4382	3.50	4/20/47	416
259	Government National Mortgage Association, Pool #MA3736	3.50	6/20/46	260
279	Government National Mortgage Association, Pool #MA4586	3.50	7/20/47	280
177	Government National Mortgage Association, Pool #MA4451	3.50	5/20/47	178
144	Government National Mortgage Association, Pool #MA1919	3.50	5/20/44	145
301	Government National Mortgage Association, Pool #MA3803	3.50	7/20/46	302
269	Government National Mortgage Association, Pool #MA3874	3.50	8/20/46	270
321	Government National Mortgage Association, Pool #MA4069	3.50	11/20/46	322
354	Government National Mortgage Association, Pool #MA4004	3.50	10/20/46	356
311	Government National Mortgage Association, Pool #MA3937	3.50	9/20/46	312
341	Government National Mortgage Association, Pool #MA3597	3.50	4/20/46	343
392	Government National Mortgage Association, Pool #MA4127	3.50	12/20/46	393
337	Government National Mortgage Association, Pool #MA4262	3.50	2/20/47	339

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$272	Government National Mortgage Association, Pool #MA4510	3.50	6/20/47	$274
167	Government National Mortgage Association, Pool #MA2371	3.50	11/20/44	168
384	Government National Mortgage Association, Pool #MA4321	3.50	3/20/47	386
196	Government National Mortgage Association, Pool #MA2445	3.50	12/20/44	197
377	Government National Mortgage Association, Pool #MA4652	3.50	8/20/47	379
169	Government National Mortgage Association, Pool #MA3521	3.50	3/20/46	170
274	Government National Mortgage Association, Pool #MA4778	3.50	10/20/47	275
286	Government National Mortgage Association, Pool #MA4719	3.50	9/20/47	288
334	Government National Mortgage Association, Pool #MA2303	3.50	10/20/44	336
318	Government National Mortgage Association, Pool #MA2678	3.50	3/20/45	320
244	Government National Mortgage Association, Pool #MA3244	3.50	11/20/45	246
248	Government National Mortgage Association, Pool #MA3310	3.50	12/20/45	249
549	Government National Mortgage Association, Pool #MA2073	3.50	7/20/44	554
486	Government National Mortgage Association, Pool #MA3173	3.50	10/20/45	489
189	Government National Mortgage Association, Pool #MA3454	3.50	2/20/46	190
41	Government National Mortgage Association, Pool #796271	3.50	7/15/42	41
334	Government National Mortgage Association, Pool #MA3376	3.50	1/20/46	336
223	Government National Mortgage Association, Pool #MA2754	3.50	4/20/45	225
171	Government National Mortgage Association, Pool #MA1838	3.50	4/20/44	173
760	Government National Mortgage Association, Pool #MA2148	3.50	8/20/44	766
251	Government National Mortgage Association, Pool #MA2961	3.50	7/20/45	252
66	Government National Mortgage Association, Pool #AD2416	3.50	5/15/43	67
91	Government National Mortgage Association, Pool #738602	3.50	8/15/26	93
83	Government National Mortgage Association, Pool #740798	3.50	1/15/42	83
96	Government National Mortgage Association, Pool #MA4322	4.00	3/20/47	98
196	Government National Mortgage Association, Pool #MA3377	4.00	1/20/46	203
149	Government National Mortgage Association, Pool #MA0319	4.00	8/20/42	154
218	Government National Mortgage Association, Pool #MA3598	4.00	4/20/46	225
243	Government National Mortgage Association, Pool #MA2224	4.00	9/20/44	251
105	Government National Mortgage Association, Pool #MA3245	4.00	11/20/45	108
169	Government National Mortgage Association, Pool #MA2522	4.00	1/20/45	174
95	Government National Mortgage Association, Pool #MA2149	4.00	8/20/44	98
294	Government National Mortgage Association, Pool #MA1839	4.00	4/20/44	303
108	Government National Mortgage Association, Pool #MA1996	4.00	6/20/44	112
67	Government National Mortgage Association, Pool #MA0155	4.00	6/20/42	70
64	Government National Mortgage Association, Pool #MA3106	4.00	9/20/45	66
212	Government National Mortgage Association, Pool #MA2304	4.00	10/20/44	219
38	Government National Mortgage Association, Pool #MA3174	4.00	10/20/45	39
287	Government National Mortgage Association, Pool #MA2074	4.00	7/20/44	297
112	Government National Mortgage Association, Pool #MA2602	4.00	2/20/45	115
39	Government National Mortgage Association, Pool #779401	4.00	6/15/42	40
54	Government National Mortgage Association, Pool #740068	4.00	9/15/40	56
551	Government National Mortgage Association, Pool #5139	4.00	8/20/41	569
128	Government National Mortgage Association, Pool #MA3737	4.00	6/20/46	132
72	Government National Mortgage Association, Pool #738710	4.00	9/15/41	74
75	Government National Mortgage Association, Pool #753254	4.00	9/15/43	77
93	Government National Mortgage Association, Pool #AD5627	4.00	4/15/43	96
39	Government National Mortgage Association, Pool #4922	4.00	1/20/41	41
173	Government National Mortgage Association, Pool #713876	4.00	8/15/39	178
325	Government National Mortgage Association, Pool #MA4511	4.00	6/20/47	333
354	Government National Mortgage Association, Pool #MA4653	4.00	8/20/47	363
211	Government National Mortgage Association, Pool #MA4263	4.00	2/20/47	216
228	Government National Mortgage Association, Pool #MA4197	4.00	1/20/47	234
71	Government National Mortgage Association, Pool #MA3455	4.00	2/20/46	73

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$316	Government National Mortgage Association, Pool #MA4383	4.00	4/20/47	$324
308	Government National Mortgage Association, Pool #MA4587	4.00	7/20/47	317
522	Government National Mortgage Association, Pool #MA4452	4.00	5/20/47	536
50	Government National Mortgage Association, Pool #AV6086	4.00	7/15/47	51
249	Government National Mortgage Association, Pool #MA1761	4.00	3/20/44	257
150	Government National Mortgage Association, Pool #MA1678	4.00	2/20/44	155
121	Government National Mortgage Association, Pool #AM8203	4.00	5/15/45	124
44	Government National Mortgage Association, Pool #766495	4.00	10/15/41	45
198	Government National Mortgage Association, Pool #MA1449	4.00	11/20/43	205
86	Government National Mortgage Association, Pool #AB1483	4.00	8/15/42	88
197	Government National Mortgage Association, Pool #MA1376	4.00	10/20/43	204
103	Government National Mortgage Association, Pool #MA1286	4.00	9/20/43	107
15	Government National Mortgage Association, Pool #AJ2722	4.00	8/15/44	15
765	Government National Mortgage Association, Pool #4801	4.50	9/20/40	804
130	Government National Mortgage Association, Pool #MA0701	4.50	1/20/43	136
544	Government National Mortgage Association, Pool #721760	4.50	8/15/40	576
258	Government National Mortgage Association, Pool #717148	4.50	5/15/39	272
251	Government National Mortgage Association, Pool #MA4384	4.50	4/20/47	262
78	Government National Mortgage Association, Pool #MA3805	4.50	7/20/46	82
46	Government National Mortgage Association, Pool #738793	4.50	9/15/41	48
196	Government National Mortgage Association, Pool #MA1762	4.50	3/20/44	207
42	Government National Mortgage Association, Pool #729511	4.50	4/15/40	44
85	Government National Mortgage Association, Pool #MA4721	4.50	9/20/47	89
108	Government National Mortgage Association, Pool #MA4780	4.50	10/20/47	113
193	Government National Mortgage Association, Pool #MA2756	4.50	4/20/45	203
36	Government National Mortgage Association, Pool #MA4129	4.50	12/20/46	38
185	Government National Mortgage Association, Pool #MA4512	4.50	6/20/47	193
177	Government National Mortgage Association, Pool #5260	4.50	12/20/41	186
26	Government National Mortgage Association, Pool #BC0597	4.50	8/15/47	27
60	Government National Mortgage Association, Pool #MA1092	4.50	6/20/43	63
21	Government National Mortgage Association, Pool #MA0465	5.00	10/20/42	23
543	Government National Mortgage Association, Pool #4559	5.00	10/20/39	583
93	Government National Mortgage Association, Pool #MA4007	5.00	10/20/46	99
110	Government National Mortgage Association, Pool #694531	5.00	11/15/38	117
113	Government National Mortgage Association, Pool #MA2076	5.00	7/20/44	120
79	Government National Mortgage Association, Pool #712690	5.00	4/15/39	84
30	Government National Mortgage Association, Pool #782468	5.00	11/15/38	32
35	Government National Mortgage Association, Pool #675179	5.00	3/15/38	38
115	Government National Mortgage Association, Pool #604285	5.00	5/15/33	123
221	Government National Mortgage Association, Pool #782523	5.00	11/15/35	235
112	Government National Mortgage Association, Pool #510835	5.50	2/15/35	122
20	Government National Mortgage Association, Pool #MA0466	5.50	10/20/42	22
44	Government National Mortgage Association, Pool #658181	5.50	11/15/36	48
170	Government National Mortgage Association, Pool #783284	5.50	6/20/40	183
69	Government National Mortgage Association, Pool #781959	6.00	7/15/35	76
89	Government National Mortgage Association, Pool #4245	6.00	9/20/38	98
79	Government National Mortgage Association, Pool #4222	6.00	8/20/38	87
2	Government National Mortgage Association, Pool #690789	6.50	5/15/38	2
33	Government National Mortgage Association, Pool #699237	6.50	9/15/38	36
2,450	Government National Mortgage Association, 30 YR TBA	3.00	7/20/48	2,395
125	Government National Mortgage Association, 30 YR TBA	3.50	7/15/48	125
75	Government National Mortgage Association, 30 YR TBA	3.50	8/20/48	75
4,075	Government National Mortgage Association, 30 YR TBA	3.50	7/20/48	4,088
2,050	Government National Mortgage Association, 30 YR TBA	4.00	7/20/48	2,101

See accompanying notes to financial statements.

HC CAPITAL TRUST

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	U.S. Government Agency Mortgages (continued)
$400	Government National Mortgage Association, 30 YR TBA	4.00		8/20/48	$409
50	Government National Mortgage Association, 30 YR TBA	4.50		7/15/48	52
225	Government National Mortgage Association, 30 YR TBA	4.50		7/20/48	234
400	Government National Mortgage Association, 30 YR TBA	4.50		8/20/48	415

	Total U.S. Government Agency Mortgages				177,433

	Yankee Dollars — 0.20%
91	Bank of Nova Scotia (Banks)	1.85		4/14/20	89
91	Bank of Nova Scotia (Banks)	2.13		9/11/19	90
137	Royal Bank of Canada (Banks)	1.88		2/5/20	136
91	Royal Bank of Canada (Banks)	2.20		9/23/19	90

	Total Yankee Dollars				405

Shares
	Mutual Fund — 19.07%
39,123,842	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(b)		39,124

	Total Mutual Fund				39,124

	Total Investments Before TBA Sale Commitments (cost $236,204) — 113.28%				232,387
Principal Amount (000)
	TBA Sale Commitments (c) — (0.22)%
$(100)	Fannie Mae, 30 YR TBA	5.50		7/25/48	(107)
(50)	Fannie Mae, 30 YR TBA	3.00		8/25/48	(49)
(175)	Freddie Mac, Gold 15 YR TBA	4.50		7/15/33	(176)
(125)	Freddie Mac, Gold 30 YR TBA	5.00		7/15/48	(132)

	Total TBA Sale Commitments				(464)

	Liabilities in excess of other assets — (13.06)%				(26,785)

	Net Assets — 100.00%				$205,138

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2018.

(b)	The rate disclosed is the rate in effect on June 30, 2018.

(c)

Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at this time. (See Note 2 in the Notes to Financial Statements.)

TBA — To Be Announced purchase or sale commitment. Security is subject to delayed delivery

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	BNY Mellon Asset Management North America Corporation*	HC Capital Solutions	Total
Asset Backed Securities	1.82%	—	1.82%
Collateralized Mortgage Obligations	5.70%	—	5.70%
U.S. Government Agency Mortgages	86.49%	—	86.49%
Yankee Dollars	0.20%	—	0.20%
Mutual Fund	13.20%	5.87%	19.07%
TBA Sale Commitments	-0.22%	—	-0.22%
Other Assets (Liabilities)	-12.84%	-0.22%	-13.06%

Total Net Assets	94.35%	5.65%	100.00%

*	Formerly Mellon Capital Management Corporation.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 98.74%
	Alabama — 1.57%
$445	Alabama Public School & College Authority Revenue, Series C	5.00	9/1/19	$463
710	University of Alabama Revenue, Series A, Callable 7/1/22 @ 100.00	5.00	7/1/23	791

				1,254

	Alaska — 1.91%
1,385	Municipality of Anchorage Alaska, GO, Series B	5.00	9/1/21	1,517

	Arizona — 2.02%
420	Arizona School Facilities Board Revenue (Pre-Refunded/Escrowed to Maturity)	5.38	9/1/21	423
275	Arizona State Water Infrastructure Finance Authority Water Quality Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	10/1/23	277
805	County of Pima Arizona Sewer System Revenue	5.00	7/1/23	915

				1,615

	Florida — 11.84%
1,245	School District of Broward County Florida Revenue, Series A	5.00	7/1/20	1,323
1,400	State of Florida Lottery Revenue, Series A	5.00	7/1/20	1,491
1,110	State of Florida, GO, Series D	5.00	6/1/20	1,179
400	Florida State Department of Environmental Protection Preservation Revenue, Series A	5.00	7/1/20	425
950	State of Florida Department of Education Revenue, Series A	5.00	7/1/22	1,058
425	JEA Florida Electric System Revenue, Series D	5.00	10/1/22	476
800	JEA Florida Water & Sewer System Revenue, Series A	5.00	10/1/20	858
1,000	County of Miami-Dade Florida, GO	5.00	7/1/21	1,089
1,060	County of Miami-Dade Florida Transit System Revenue	5.00	7/1/19	1,096
420	South Broward Florida Hospital District Revenue	5.00	5/1/19	431

				9,426

	Georgia — 2.74%
2,000	Bulloch County Board of Education, GO (State Aid Withholding)	5.00	5/1/21	2,174

	Hawaii — 0.58%
425	State of Hawaii, GO, Series EO	5.00	8/1/21	465

	Illinois — 2.31%
885	Illinois State Finance Authority Revenue, Series B (Pre-Refunded/Escrowed to Maturity) (NATL-RE)	5.75	11/1/28	897
425	McHenry County Illinois Conservation District, GO	5.00	2/1/20	446
475	Northbrook Illinois, GO, Series A	5.00	12/1/19	497

				1,840

	Indiana — 2.32%
1,400	Indiana State Finance Authority Revenue, Callable 11/1/18 @ 100.00	5.38	11/1/32	1,418
420	Rush County Elementary School Building Corporation Revenue, Series A (Pre-Refunded/Escrowed to Maturity) (State Aid Withholding)	5.00	7/15/19	428

				1,846

	Iowa — 4.22%
1,155	City of Ankeny, GO, Series A	5.00	6/1/21	1,259
1,440	Ankeny Community School District, GO	5.00	6/1/23	1,633
450	Waukee Community School District, GO, Series C	5.00	6/1/19	464

				3,356

	Kentucky — 0.98%
685	University of Kentucky, GO, Series A, Callable 4/1/24 @ 100.00 (State Intercept)	5.00	4/1/25	784

	Maryland — 1.99%
450	Maryland State, GO, Series A	5.00	3/1/20	475
1,000	University System of Maryland, GO, Series A	5.00	4/1/22	1,110

				1,585

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Massachusetts — 1.69%
$1,300	Commonwealth of Massachusetts Federal Highway Grant Anticipation Note Revenue, Series A	5.00	6/15/19	$1,342

	Michigan — 2.55%
400	Michigan State Finance Authority Revenue	5.00	12/1/18	406
1,040	State of Michigan Trunk Line Revenue	5.00	11/15/19	1,088
500	Oakland University Michigan Revenue	5.00	3/1/21	537

				2,031

	Minnesota — 2.17%
1,165	Minneapolis Special School District No.1, GO, Series B (SD CRED PROG)	4.00	2/1/19	1,182
525	Minnesota Higher Education Facilities Authority Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	10/1/21	546

				1,728

	Missouri — 1.48%
1,125	University of Missouri Revenue, Series A	5.00	11/1/19	1,177

	Nebraska — 1.48%
1,140	Nebraska State Public Power District Revenue, Series A	4.00	1/1/20	1,178

	Nevada — 2.74%
1,765	County of Clark Department of Aviation Revenue, Series A	5.00	7/1/21	1,920
250	Clark County, Nevada Highway Revenue	5.00	7/1/20	266

				2,186

	New Jersey — 3.16%
375	Middlesex County Improvement Authority Revenue (CNTY-GTD)	3.00	9/1/20	385
130	South Brunswick Township New Jersey, GO	4.00	9/1/20	136
1,945	County of Union New Jersey, GO, Series A&B	3.00	3/1/20	1,987

				2,508

	New Mexico — 1.46%
375	New Mexico State Finance Authority Revenue, Series B	5.00	6/15/19	387
750	State of New Mexico Severance Tax Permanent Fund Revenue, Series A	5.00	7/1/19	775

				1,162

	New York — 3.20%
400	New York City, GO, Series B (AMBAC)	5.00	8/15/18	402
385	New York City Transitional Finance Authority Future Tax Secured Revenue	5.00	11/1/21	424
900	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C1	5.00	5/1/21	979
250	New York City Municipal Water Finance Authority Water & Sewer System Revenue, Callable 12/15/21 @ 100.00	5.00	6/15/23	276
405	New York State Dormitory Authority Revenue, Series A	5.00	2/15/24	466

				2,547

	North Carolina — 2.51%
375	State of North Carolina Revenue	5.00	3/1/23	423
1,470	North Carolina State University at Raleigh Revenue	5.00	10/1/20	1,576

				1,999

	Ohio — 1.37%
1,020	Allen County Ohio Hospital (Pre-Refunded/Escrowed to Maturity)	5.25	9/1/27	1,094

	Oklahoma — 1.53%
1,145	Grand River Dam Authority, Revenue, Series A	5.00	6/1/20	1,215

	Oregon — 0.81%
590	Multnomah County School District No 1 Portland, GO, Series B (SCH BD GTY)	5.00	6/15/21	643

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Pennsylvania — 4.12%
$1,945	Commonwealth of Pennsylvania, GO, Series 2 (Pre-Refunded/Escrowed to Maturity)	5.00	4/15/23	$1,998
525	Philadelphia Pennsylvania Authority For Industrial Development Temple University Revenue, Series 2016	5.00	4/1/21	567
690	Souderton Area School District, GO (Pre-Refunded/Escrowed to Maturity) (State Aid Withholding)	4.75	11/1/20	708

				3,273

	South Dakota — 0.53%
395	City of Sioux Falls South Dakota Sales Tax Revenue, Series A	5.00	11/15/20	425

	Tennessee — 0.47%
350	City of Clarksville Tennessee Water Sewer & Gas Revenue	5.00	2/1/21	378

	Texas — 17.83%
1,255	City of Arlington Texas, GO, Series A	5.00	8/15/22	1,404
1,635	City of Arlington Texas Water & Wastewater System Revenue, Series A	5.00	6/1/19	1,686
240	Austin Texas Contractual Obligation, GO	5.00	5/1/19	247
1,015	Conroe Independent School District, GO (PSF-GTD)	5.00	2/15/25	1,178
685	Cypress-Fairbanks Independent School District, GO, Series C (PSF-GTD)	5.00	2/15/22	757
660	Dallas Area Rapid Transit Revenue, Series A	5.00	12/1/24	765
300	City of Frisco, Texas Refunding and Improvement, GO	5.00	2/15/19	306
450	Goose Creek Texas Consolidated Independent School District, GO, Callable 2/15/21 @ 100.00 (PSF-GTD)	5.00	2/15/22	486
430	Harris County Toll Road Authority Revenue, Series B	5.00	8/15/22	480
440	Hidalgo County Texas, GO	4.00	8/15/18	441
690	Katy Independent School District, GO, Series B (PSF-GTD)	5.00	2/15/22	763
250	New Braunfels Texas, GO	5.00	2/1/19	255
1,150	North Texas Tollway Authority Revenue, Series A	5.00	1/1/19	1,170
1,875	North Texas Municipal Water District Water System Revenue	5.25	9/1/19	1,953
405	Nueces County Texas, GO	5.00	2/15/19	414
210	Rockwall Texas, GO	4.00	8/1/18	210
950	State of Texas, GO, Series C	1.78	10/1/20	932
705	County of Travis Texas, GO	5.00	3/1/21	762

				14,209

	Virginia — 1.76%
360	Virginia Commonwealth Transportation Board Revenue, Series A	5.00	3/15/20	380
1,020	Virginia Housing Development Authority Revenue, Series A, Callable 9/1/19 @ 100.00	2.05	3/1/22	1,017

				1,397

	Washington — 10.37%
1,050	Public Utility District No. 1 of Benton County Revenue	5.00	11/1/19	1,097
420	Grant County Washington Public Utility District Revenue, Series I	5.00	1/1/19	427
1,085	King County Washington School District No. 405, GO, Series B (SCH BD GTY)	5.00	12/1/24	1,261
215	King County Washington Sewer Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/22	229
135	King County Washington Sewer Revenue, Callable 7/1/20 @ 100.00	5.00	1/1/22	143
1,735	City of Seattle Washington Municipal Light & Power Revenue, Series A	5.00	1/1/24	1,992
500	Tacoma Washington Electric System Revenue, Series A	4.00	1/1/20	517
820	State of Washington Revenue, Series F	5.00	9/1/22	914
365	State of Washington Revenue, Series A	5.00	7/1/20	388
470	Washington State, GO, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	7/1/30	470
420	Washington State, GO, Series C (Pre-Refunded/Escrowed to Maturity)	5.00	2/1/33	429
365	Washington State, GO, Series A	5.00	8/1/19	378

				8,245

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Short-Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	Wisconsin — 5.03%
$1,125	City of Janesville Wisconsin, GO	3.00		2/1/20	$1,147
380	City of Milwaukee Wisconsin, GO, Series N4&B5	5.00		4/1/23	430
200	Milwaukee Wisconsin Area Technical College District, GO, Series C	3.00		6/1/19	203
525	Wisconsin Energy Power Supply Revenue, Series A	5.00		7/1/22	585
880	State of Wisconsin Clean Water Fund Leveraged Loan Portfolio Revenue, Series 1	4.00		6/1/21	934
665	Wisconsin Health & Educational Facilities Authority Revenue	5.00		11/15/20	714

					4,013

	Total Municipal Bonds				78,612

Shares
	Mutual Fund — 2.11%
1,675,624	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(a)		1,676

	Total Mutual Fund				1,676

	Total Investments (cost $80,305) — 100.85%				80,288
	Other assets in excess of liabilities — (0.85%)				(676)

	Net Assets — 100.00%				$79,612

(a)	The rate disclosed is the rate in effect on June 30, 2018.

AMBAC — American Municipal Bond Assurance Corporation

CNTY-GTD — County Guarantee

GO — General Obligation

NATL-RE — Reinsurance provided by National Reinsurance

PSF-GTD — Public School Fund Guaranteed

SCH BD GTY — School Board Guaranty

SD CRED PROG — School District Credit Program

As of June 30, 2018, 100% of the Portfolio’s net assets were managed by Breckinridge Capital Advisors, Inc.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds — 99.18%
	Alabama — 0.70%
$1,400	Birmingham Alabama Water Works Board Water Revenue, Series B	5.00		1/1/24	$1,590
1,000	Jefferson County Alabama Revenue	5.00		9/15/22	1,111

					2,701

	Alaska — 0.62%
2,265	Alaska Industrial Development & Export Authority Revenue, Revolving Fund, Series A, Callable 4/1/20 @ 100.00 (GO of Authority)	5.25		4/1/22	2,395

	Arizona — 2.52%
1,000	Maricopa County High School District No. 210-Phoenix, GO	5.00		7/1/25	1,170
1,500	Phoenix Arizona Civic Improvement Corp. Wastewater System Revenue, Junior Lien	5.00		7/1/21	1,636
1,000	Salt Verde Arizona Financial Corp. Senior Gas Revenue (Citigroup, Inc.)	5.25		12/1/24	1,144
5,250	Tucson Arizona Water System Revenue, Series A	5.00		7/1/21	5,726

					9,676

	Arkansas — 0.35%
1,200	Arkansas State Development Finance Authority Hospital Revenue, Series B	5.00		2/1/23	1,330

	California — 6.44%
1,500	California State, GO	5.00		8/1/24	1,752
5,000	California State, GO	5.00		11/1/23	5,771
2,510	California State Department of Water Resources Revenue, Central Valley Project, Continuously Callable @ 100.00	5.25		7/1/22	2,517
4,155	California State Public Works Board Lease Revenue, Series D	5.00		4/1/24	4,816
1,500	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00		6/1/21	1,622
2,460	Golden State Tobacco Securitization Corp. California Tobacco Settlement Revenue, Series A-1	5.00		6/1/26	2,842
1,000	Los Angeles California Department of Airports Revenue	5.00		5/15/23	1,131
3,925	San Francisco California City & County Airports Commission International Terminal Revenue, Series F, Callable 5/1/21 @ 100.00 (AMT)	5.00		5/1/22	4,252
65	University of California Revenue, Series Q, Continuously Callable @ 100.00	5.25		5/15/23	65

					24,768

	Colorado — 4.64%
5,000	Colorado State Health Facilities Authority Revenue, Catholic Health Initiatives, Series D-3	5.00	(a)	10/1/38	5,409
3,720	City of Colorado Springs Colorado Utilities System Revenue, Series A-3	5.00		11/15/22	4,182
1,225	Colorado State Board of Governors University Enterprise System Revenue, Series E-2	5.00		3/1/25	1,423
2,970	Denver City & County School District No. 1, GO, Series A (State Aid Withholding)	5.50		12/1/25	3,605
1,150	Denver City & County Colorado Airport Revenue, Series A (AMT)	5.00		11/15/19	1,197
1,750	Denver City & County Colorado Airport Revenue, Series A	5.00		11/15/23	2,002

					17,818

	Connecticut — 2.00%
3,000	State of Connecticut, GO, Series A, Callable 10/15/23 @ 100.00	5.00		10/15/25	3,306
2,500	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series A	5.00		9/1/21	2,699
1,570	Connecticut State Special Tax Obligation Revenue, Transportation Infrastructure, Series B	5.00		8/1/20	1,662

					7,667

	District of Columbia — 0.80%
1,500	District of Columbia University Revenue	5.00		4/1/25	1,733
1,200	Metropolitan Washington Airports Authority Revenue, Series A (AMT)	5.00		10/1/22	1,337

					3,070

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	Florida — 6.80%
$5,000	Citizens Property Insurance Corp. Florida Revenue, Series A-1, Callable 12/1/19 @ 100.00	5.00		6/1/20	$5,222
1,285	Greater Orlando Florida Aviation Authority Airport Facilities Revenue, Series A	5.00		10/1/21	1,400
1,615	Lee County Florida Solid Waste System Revenue	5.00		10/1/22	1,758
1,500	Lee County Florida Solid Waste System Revenue (AMT)	5.00		10/1/25	1,671
1,600	Lee County Florida Transportation Facilities Revenue (AGM)	5.00		10/1/20	1,710
4,570	Miami-Dade County Florida Aviation Revenue, Series A	5.00		10/1/21	4,979
3,250	Orange County Florida Tourist Development Tax Revenue, Series B	5.00		10/1/25	3,795
1,500	Palm Beach County Florida Health Facilities Authority Revenue	5.00		11/15/21	1,640
1,845	Palm Beach County Florida School Board, Series D	5.00		8/1/21	2,011
1,750	South Florida Water Management District Corps, Certificate of Participation	5.00		10/1/21	1,914

					26,100

	Georgia — 2.98%
1,000	Atlanta Georgia Development Authority Revenue, Series A-1	5.00		7/1/23	1,133
1,250	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/23	1,411
1,600	Fulton County Georgia Development Authority Revenue, Series A	5.00		7/1/24	1,828
3,050	Georgia State Municipal Gas Authority Revenue, Gas Portfolio III Project, Series U	5.00		10/1/21	3,313
1,000	Main Street Natural Gas, Inc. Revenue, Series B, Callable 6/1/23 @ 100.00	2.09 (US0001M + 75.00 bps)(b	)	4/1/48	996
1,000	Main Street Natural Gas, Inc. Georgia Gas Revenue, Series A (JP Morgan Chase & Co.)	5.00		3/15/19	1,023
1,620	Municipal Electric Authority of Georgia Revenue, Series A	5.00		1/1/21	1,732

					11,436

	Illinois — 2.57%
94	Chicago Illinois Certificates of Participation, Tax Increment Allocation Revenue, Diversey / Narragansett Project, Series NT, Continuously Callable @ 100.00 (c)	7.46		2/15/26	69
1,000	City of Chicago Illinois Waterworks Revenue	5.00		11/1/24	1,122
1,000	City of Chicago Illinois Waterworks Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/24	1,092
1,240	Illinois State Finance Authority Revenue, Series B	5.00		5/1/22	1,373
1,500	Illinois State Finance Authority Revenue, University of Chicago, Series A	5.00		10/1/20	1,604
750	Northern Illinois Municipal Power Agency Project Revenue, Series A	5.00		12/1/22	832
2,000	Railsplitter Tobacco Settlement Authority Revenue	5.00		6/1/22	2,197
1,450	University of Illinois Revenue, Series C, Callable 10/1/21 @ 100.00	5.00		4/1/25	1,561

					9,850

	Indiana — 2.59%
1,150	Indiana Finance Authority Revenue, Series A	5.00		11/1/23	1,310
1,000	Indiana Finance Authority Revenue, Series A	5.00		11/1/24	1,155
1,000	Indiana State Finance Authority Revenue, Stadium Project, Series A	5.00		2/1/23	1,122
2,500	Indianapolis Local Public Improvement Bond Bank Airport Authority Revenue, Series A-1 (AMT)	5.00		1/1/21	2,685
1,000	Richmond Indiana Hospital Authority Revenue, Reid Hospital & Health Care, Series A	5.00		1/1/21	1,063
2,250	Whiting Indiana Environmental Facilities Revenue	5.00	(d)	11/1/47	2,600

					9,935

	Kentucky — 1.16%
3,160	Kentucky Public Energy Authority Revenue, Series A	4.00		4/1/23	3,375
1,000	Kentucky Public Energy Authority Revenue, Series A, Callable 1/2/24 @ 100.40	4.00		4/1/24	1,073

					4,448

	Louisiana — 1.62%
2,850	Louisiana State Citizens Property Insurance Corp. Revenue (AGM)	5.00		6/1/22	3,160
3,000	Tobacco Settlement Financing Corp. Louisiana Revenue, Series A	5.00		5/15/19	3,078

					6,238

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Maryland — 2.40%
$1,000	Maryland State Health & Higher Educational Facilities Authority Revenue, Series B	5.00	7/1/22	$1,116
1,000	Maryland State Economic Development Corp. Private Activity Revenue, Series A, Callable 11/30/21 @ 100.00 (AMT)	5.00	3/31/24	1,079
4,040	Maryland State Stadium Authority Revenue	5.00	5/1/24	4,620
2,110	Montgomery County Maryland, GO, Series A	5.00	12/1/23	2,423

				9,238

	Massachusetts — 3.08%
4,730	Massachusetts State Educational Financing Authority Revenue, Series K	5.00	7/1/19	4,872
1,000	Massachusetts State Educational Financing Authority Revenue (AMT)	5.00	1/1/25	1,129
1,615	Massachusetts State Educational Financing Authority Revenue, Series A (AMT)	5.00	7/1/23	1,801
835	Massachusetts Development Finance Agency Revenue, Callable 7/1/20 @ 100.00	5.00	7/1/21	885
1,750	Massachusetts Development Finance Agency Revenue (Pre-Refunded/Escrowed to Maturity)	5.25	1/1/21	1,891
1,170	Massachusetts Development Finance Agency Revenue	5.25	1/1/21	1,255

				11,833

	Michigan — 2.77%
1,810	Great Lakes Michigan Water Authority Sewage Disposal System Revenue, Series B	5.00	7/1/24	2,055
2,000	Michigan State Finance Authority Revenue, Detroit School District, Series A (Q-SBLF)	5.00	5/1/21	2,157
4,000	Michigan State Finance Authority Revenue, Series D-1 (AGM)	5.00	7/1/21	4,328
1,000	Michigan State Finance Authority Revenue, Series D-1	5.00	7/1/21	1,082
1,000	Wayne County Michigan Airport Authority Revenue, Series A (AMT)	5.00	12/1/19	1,044

				10,666

	Minnesota — 0.34%
1,200	Minneapolis-Saint Paul Minnesota Metropolitan Airports Commission Revenue, Series B	5.00	1/1/22	1,323

	Missouri — 1.85%
2,500	Kansas City Missouri Airport Revenue, Series A (AMT)	5.00	9/1/20	2,665
1,600	Missouri State Joint Municipal Electric Utility Commission Power Project Revenue, Series A	5.00	1/1/21	1,719
1,500	Missouri State Development Finance Board Infrastructure Facilities Revenue, Branson Landing Project, Series A	5.00	6/1/20	1,588
1,000	Missouri State Health & Educational Facilities Authority Revenue	5.00	11/15/23	1,139

				7,111

	Nevada — 1.32%
3,470	Clark County Nevada School District, GO, Series A	5.00	6/15/23	3,906
1,000	Clark County Nevada School District, GO, Series A	5.00	6/15/26	1,157

				5,063

	New Jersey — 3.91%
3,750	New Jersey State Economic Development Authority Revenue, School Facilities Construction, Series NN	5.00	3/1/21	3,970
5,000	New Jersey State Higher Education Assistance Authority Senior Revenue, Series 2015-1A	5.00	12/1/20	5,329
2,000	New Jersey State Higher Education Student Assistance Authority Revenue, Series B (AMT)	5.00	12/1/22	2,200
3,500	Tobacco Settlement Financing Corp. New Jersey Revenue, Series B	3.20	6/1/27	3,535

				15,034

	New York — 9.05%
2,000	Long Island New York Power Authority Electricity System Revenue, Series C, Callable 8/6/18 @ 100.00	2.27 (US0001M + 88.00 bps)(b)	5/1/33	2,001
2,110	Metropolitan Transportation Authority New York Revenue, Series A-1	5.00	11/15/22	2,363
2,000	Metropolitan Transportation Authority New York Revenue, Series B	5.00	11/15/22	2,240

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	New York (continued)
$1,000	Metropolitan Transportation Authority New York Revenue, Series F	5.00		11/15/20	$1,076
1,000	New York State, GO, Series E, Callable 8/1/19 @ 100.00	5.00		8/1/21	1,037
2,500	New York State, GO, Series C	5.00		8/1/23	2,847
3,000	New York City Housing Development Corp. Revenue, Series B-2, Callable 7/1/23 @ 100.00	5.00		7/1/26	3,343
2,500	New York City Health & Hospital Corp. Revenue, Health System, Series A, Callable 2/15/20 @ 100.00 (GO of Corp.)	5.00		2/15/22	2,630
1,000	New York City Transitional Finance Authority Future Tax Secured Revenue, Series B-1, Callable 8/1/24 @ 100.00	5.00		8/1/29	1,145
700	New York City Water & Sewer System Revenue, Series BB, Callable 7/5/18 @ 100.00 (State Street Bank & Trust Co.)	1.55	(d)	6/15/49	700
1,165	New York State Dormitory Authority Revenues Non State Supported Debt, Icahn School of Medicine at Mount Sinai, Series A	5.00		7/1/21	1,265
3,000	New York State Dormitory Authority State Personal Income Tax Revenue, Series D	5.00		2/15/23	3,391
3,255	New York State Transportation Development Corp. Special Facilities Revenue, Terminal One Group Associates	5.00		1/1/21	3,465
2,000	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00		9/1/22	2,219
4,500	Port Authority of New York & New Jersey New York Revenue, Consolidated 185th (AMT)	5.00		9/1/23	5,067

					34,789

	North Carolina — 3.05%
1,000	City of Charlotte NC Airport Revenue, Series C	4.00		7/1/23	1,087
1,000	City of Charlotte NC Airport Revenue, Series C	5.00		7/1/24	1,155
2,275	County of Mecklenburg North Carolina, GO, Series A	5.00		4/1/23	2,586
1,000	North Carolina State Turnpike Authority Revenue (AGC)	5.00		1/1/24	1,128
5,000	County of Wake North Carolina, GO	5.00		9/1/24	5,821

					11,777

	Ohio — 1.90%
1,500	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00		2/15/27	1,682
1,750	Ohio American Municipal Power, Inc. Revenue, Series A	5.00		2/15/24	1,991
835	Mahoning County Ohio Hospital Facilities Revenue, Western Reserve Care System, Continuously Callable @ 100.00 (MBIA)	5.50		10/15/25	933
2,500	Montgomery County Ohio Revenue, Miami Valley Hospital, Series A, Callable 11/15/20 @ 100.00	5.75		11/15/22	2,714

					7,320

	Oklahoma — 0.37%
1,275	Grand River Oklahoma Dam Authority Revenue, Series A	5.00		6/1/22	1,419

	Pennsylvania — 4.19%
1,250	Commonwealth Financing Authority Revenue, Tobacco Master Settlement	5.00		6/1/23	1,390
4,000	Delaware Valley Regional Finance Authority Revenue, Series B, Callable 9/1/21 @ 100.00 (CNTY-GTD)	1.93 (MUNIPSA + 42.00 bps)(b)		9/1/48	4,000
2,500	Pennsylvania State Turnpike Commission Revenue	5.00		6/1/24	2,836
3,000	Philadelphia Pennsylvania Gas Works Revenue	5.00		8/1/21	3,250
2,500	Philadelphia Pennsylvania School District, GO, Series C, Callable 9/1/20 @ 100.00 (State Aid Withholding)	5.00		9/1/21	2,640
1,700	Southeastern Pennsylvania Transportation Authority Revenue	5.00		3/1/23	1,911

					16,027

	Rhode Island — 0.87%
2,000	Rhode Island Health & Educational Building Corp. Revenue	5.00		5/15/23	2,221
1,000	Rhode Island State Student Loan Authority Student Loan Revenue, Series A (AMT)	5.00		12/1/22	1,095

					3,316

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	South Carolina — 2.11%
$3,680	County of Charleston South Carolina, GO, Series A (State Aid Withholding)	5.00		11/1/26	$4,401
3,500	Piedmont Municipal Power Agency Electric Revenue, Series A-2, Callable 1/1/21 @ 100.00	5.00		1/1/22	3,730

					8,131

	Tennessee — 0.92%
2,000	Tennessee State Energy Acquisition Corp. Gas Revenue, Series A (Goldman Sachs Group, Inc.)	5.25		9/1/21	2,179
1,250	Tennessee State Energy Acquisition Corp. Gas Revenue, Series E, Callable 2/1/23 @ 100.43	4.00	(d)	5/1/48	1,331

					3,510

	Texas — 18.98%
2,000	Aldine Texas Independent School District, GO (PSF-GTD)	5.00		2/15/25	2,318
1,650	Allen Texas Independent School District, GO (PSF-GTD)	5.00		2/15/21	1,781
1,000	Austin Texas Community College District, GO	5.00		8/1/23	1,137
1,180	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/24	1,351
2,200	Clifton Higher Education Finance Corp. Revenue (PSF-GTD)	5.00		8/15/25	2,546
3,500	Dallas-Fort Worth Texas International Airport Revenue, Series E	5.00		11/1/22	3,882
1,000	City of Dallas TX, GO, Series A, Callable 2/15/23 @ 100.00	5.00		2/15/26	1,111
2,450	City of Dallas TX, GO, Callable 2/15/25 @ 100.00	5.00		2/15/27	2,789
2,500	Dallas Independent School District, GO, Series A, Callable 2/15/25 @ 100.00 (PSF-GTD)	5.00		2/15/27	2,874
1,100	Denton Texas Utility System Revenue	5.00		12/1/22	1,230
2,090	Dickinson Texas Independent School District, GO (PSF-GTD)	5.00		2/15/21	2,256
1,000	El Paso Texas Water & Sewer Revenue	5.00		3/1/22	1,107
3,500	Grand Parkway Transportation Corp. Revenue	5.00		2/1/23	3,887
3,235	Harris County Houston Texas Sports Authority Revenue, Series A	5.00		11/15/20	3,454
2,095	Harris County Texas Cultural Education Facilities Finance Corp. Medicine Facilities Revenue, Baylor College of Medicine	5.00		11/15/23	2,372
1,650	Harris County Cultural Education Facilities Finance Corp. Revenue	5.00		11/15/25	1,922
1,650	Harris County Toll Road Authority Revenue, Series A	5.00		8/15/23	1,877
1,450	Houston Texas Community College Revenue	5.00		4/15/21	1,569
2,000	Houston Texas Hotel Occupancy Tax & Special Revenue, Series A	5.00		9/1/20	2,127
2,500	Houston Texas Utility System Revenue, Callable 11/1/19 @ 100.00	2.41 (MUNIPSA + 90.00 bps)(b)		5/15/34	2,517
1,000	Love Field Texas Airport Modernization Corp. General Airport Revenue (AMT)	5.00		11/1/22	1,110
1,220	Love Field Texas Airport Modernization Corp. General Airport Revenue, Callable 11/1/22 @ 100.00	5.00		11/1/28	1,318
1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/21	1,086
1,000	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/22	1,110
1,075	Lower Colorado River Texas Authority Transmission Contract Revenue	5.00		5/15/23	1,215
1,695	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	1,863
2,500	North Texas Tollway Authority Revenue, Series A	5.00		1/1/22	2,743
1,000	North Texas Tollway Authority Revenue, Series B, Callable 1/1/23 @ 100.00	5.00		1/1/26	1,110
1,000	Northside Texas Independent School District, GO (PSF-GTD)	5.00		6/15/24	1,155
1,070	Sam Rayburn Texas Municipal Power Agency Revenue	5.00		10/1/20	1,135
1,175	San Antonio Texas Water Revenue, Junior Lien, Series A	5.00		5/15/22	1,306
1,505	Texas A&M University Revenue, Series E	5.00		5/15/23	1,708
4,365	Texas State College Student Loan, GO	5.00		8/1/22	4,852
2,230	University of Houston Revenue, Series C, Callable 2/15/26 @ 100.00	5.00		2/15/28	2,588
3,000	University of Texas Revenue, Series E	5.00		8/15/23	3,423
1,000	West Travis County Public Utility Agency Revenue (BAM)	5.00		8/15/26	1,168

					72,997

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	Utah — 0.33%
$1,090	Utah Transit Authority Revenue	5.00		12/15/26	$1,281

	Virginia — 1.90%
1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/22	1,113
1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/23	1,134
1,000	Fairfax County Virginia Industrial Development Authority Revenue, Series A	5.00		5/15/24	1,152
2,000	Virginia Commonwealth Transportation Board Revenue, Series A	5.00		5/15/23	2,270
1,400	Virginia Commonwealth Transportation Board Revenue, Series A	5.00		5/15/24	1,615

					7,284

	Washington — 2.84%
1,070	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00		1/1/20	1,120
1,650	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00		1/1/21	1,767
1,420	Grant County Washington Public Utilities District #2 Priest Rapids Hydro Electric Revenue, Series B (AMT)	5.00		1/1/22	$1,552
1,000	Port of Seattle Washington, GO, Callable 6/1/21 @ 100.00 (AMT)	5.25		12/1/21	1,090
1,000	Port of Seattle Washington Revenue, Series C (AMT)	5.00		4/1/22	1,099
2,500	Washington State, GO, Series B	5.00		7/1/23	2,846
1,250	Washington Health Care Facilities Authority Revenue	5.00		10/1/25	1,450

					10,924

	Wisconsin — 1.21%
1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/22	1,099
1,000	Public Finance Authority Wisconsin Lease Development Revenue	5.00		3/1/23	1,121
1,000	Wisconsin State Health & Educational Facilities Authority Health Facilities Revenue, Unity Point Health, Series A	5.00		12/1/21	1,097
1,155	Wisconsin State Health & Educational Facilities Authority Revenue, Series A	5.00		11/15/22	1,294

					4,611

	Total Municipal Bonds				381,086

	Corporate Bond — 0.00%
3,939	ASC Equipment (Trading Companies & Distributors) (e)	5.13	(f)	3/1/08	–

	Total Corporate Bond				–

	Time Deposit — 0.00%
4	State Street Liquidity Management Control System Eurodollar Time Deposit	0.53		7/2/18	4

	Total Time Deposit				4

Shares
	Mutual Fund — 0.92%
3,517,451	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(f)		3,517

	Total Mutual Fund				3,517

	Total Investments (cost $390,434) — 100.10%				384,607
	Liabilities in excess of other assets — (0.10)%				(399)

	Net Assets — 100.00%				$384,208

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond Portfolio

Portfolio of Investments (concluded) — June 30, 2018

(a)

The rate for certain asset-backed and mortgage-backed securities may vary based on factors relating to the pool of assets underlying the security. The rate disclosed is the rate in effect on June 30, 2018.

(b)	Variable Rate Security. The rate disclosed is the rate in effect on June 30, 2018.

(c)	This security has been deemed illiquid by the Specialist Manager and represents 0.02% of the Portfolio’s net assets.

(d)	Interest rate is determined by the Remarketing Agent. The rate presented is the rate in effect at June 30, 2018.

(e)	Defaulted Bond.

(f)	The rate disclosed is the rate in effect on June 30, 2018.

AGC — Assured Guaranty Corp.

AGM — Assured Guaranty Municipal Corporation

AMT — Alternative Minimum Tax

BAM — Build America Mutual

bps — Basis Points

CNTY-GTD — County Guarantee

GO — General Obligation

MBIA — Municipal Bond Insurance Association

MUNIPSA — SIFMA Municipal Swap Index Yield

PSF-GTD — Public School Fund Guaranteed

Q-SBLF — Qualified School Bond Loan Fund

US0001M — 1 Month US Dollar LIBOR

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Intermediate Term Municipal Bond Portfolio	BNY Mellon Asset Management North America Corporation*	HC Capital Solutions	Total
Municipal Bonds	99.18%	—	99.18%
Corporate Bond	0.00%	—	0.00%
Time Deposit	0.00%	—	0.00%
Mutual Fund	—	0.92%	0.92%
Other Assets (Liabilities)	0.07%	-0.17%	-0.10%

Total Net Assets	99.25%	0.75%	100.00%

*	Formerly Standish Mellon Asset Management Company, LLC.

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds — 98.40%
	Alabama — 5.52%
$1,500	Alabama State Public School & College Authority Revenue, Series A	5.00	5/1/19	$1,543
1,415	Birmingham Alabama Special Care Facilities Financing Authority Health Care Facility, Callable 6/1/25 @ 100.00	5.00	6/1/29	1,593
1,000	Pell City Alabama, GO, Series A, Callable 2/1/25 @ 100.00	5.00	2/1/26	1,149

				4,285

	Arizona — 0.82%
450	Maricopa County Arizona Unified School District No. 48, GO	5.00	7/1/21	491
140	Yuma County Arizona Jail District Revenue, Pledge Obligation	5.00	7/1/20	149

				640

	California — 1.37%
620	California State Department Water Resources Power Supply Revenue, Series L (Pre-Refunded/Escrowed to Maturity)	5.00	5/1/22	659
380	California State Department Water Resources Power Supply Revenue, Series L, Callable 5/1/20 @ 100.00	5.00	5/1/22	403

				1,062

	Florida — 12.84%
1,250	Florida State Board of Education Lottery Revenue, Series A	5.00	7/1/26	1,472
800	State of Florida, GO, Series A	5.00	6/1/23	911
1,525	Florida Department of Environmental Protection Revenue, Series A	5.00	7/1/24	1,760
1,400	Lee County Florida School Board Certificates of Participation, Series A, Callable 8/1/24 @ 100.00	5.00	8/1/27	1,597
750	Miami-Dade County Florida, GO, Series A, Callable 11/1/24 @ 100.00	5.00	11/1/27	867
1,000	Miami-Dade County Florida Water & Sewer Revenue, Series B (AGM)	5.25	10/1/20	1,076
585	Orange County Florida School Board Certificates of Participation, Series A	5.00	8/1/23	664
1,500	West Palm Beach Florida Utility System Revenue, Series A, Callable 10/1/21 @ 100.00	5.00	10/1/22	1,644

				9,991

	Hawaii — 2.07%
1,500	Honolulu City & County Hawaii, GO, Series B, Callable 12/1/20 @ 100.00	5.00	12/1/23	1,611

	Idaho — 1.83%
1,285	Idaho State Housing & Finance Association, Grant & Revenue Anticipation Federal Highway Trust, Series A	5.00	7/15/22	1,425

	Iowa — 2.11%
1,410	City of Bettendorf Iowa, GO, Series D	5.00	6/1/25	1,643

	Kansas — 1.25%
850	City of Olathe Kansas, GO, Series 230	5.00	10/1/23	970

	Maryland — 1.77%
1,330	Maryland State Transportation Authority Revenue, Transportation Facilities Project, Series A	5.00	7/1/19	1,375

	Massachusetts — 3.05%
1,000	Massachusetts State Bay Transportation Authority Sales Tax Revenue	4.00	12/1/21	1,069
600	Massachusetts State, GO, Series A	5.00	3/1/23	678
600	Massachusetts State Water Resources Authority Revenue, Series A (Pre-Refunded/Escrowed to Maturity)	5.00	8/1/39	622

				2,369

	Minnesota — 0.52%
400	Crow Wing County Minnesota, GO, Series A	5.00	2/1/19	408

	Nebraska — 0.64%
500	Lincoln Nebraska Waterworks Revenue	3.00	8/15/18	501

	Nevada — 3.99%
800	Clark County Nevada Highway Improvement Revenue	5.00	7/1/23	907
1,105	Las Vegas Valley Nevada Water District, GO, Series B	5.00	12/1/24	1,283

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (continued) — June 30, 2018

Principal Amount (000)	Security Description	Rate %	Maturity Date	Value (000)
	Municipal Bonds (continued)
	Nevada (continued)
$800	Nevada State System of Higher Education Certificates of Participation Revenue, Series A, Callable 7/1/24 @ 100.00	5.00	7/1/26	$909

				3,099

	New Mexico — 1.58%
1,025	Albuquerque Municipal School District No.12, GO, Callable 8/1/28 @ 100.00 (State Aid Withholding)	5.00	8/1/29	1,230

	New York — 3.01%
1,495	New York City Transitional Finance Authority Revenue, Series D, Callable 2/1/21 @ 100.00	5.25	2/1/22	1,622
625	New York State Dormitory Authority State Personal Income Tax Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/26	713

				2,335

	North Carolina — 4.76%
1,525	North Carolina State Capital Facilities Finance Agency Educational Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	1/1/38	1,552
1,500	North Carolina State Revenue, Series B	5.00	5/1/27	1,797
300	University of North Carolina at Greensboro Revenue	5.00	4/1/25	349

				3,698

	Ohio — 9.48%
700	American Municipal Power, Inc. Revenue, Series A, Callable 2/15/24 @ 100.00	5.00	2/15/27	785
1,000	Butler County Ohio Hospital Facilities Revenue, Series X	5.00	5/15/29	1,196
1,600	Columbus Ohio State, GO, Series 1 (Pre-Refunded/Escrowed to Maturity)	5.00	7/1/24	1,824
1,400	Cuyahoga County Ohio, GO, Series A	5.00	12/1/19	1,467
1,000	Ohio State Hospital Facility Revenue, Callable 1/1/28 @ 100.00	5.00	1/1/30	1,187
800	Ohio State University Revenue	5.00	12/1/22	900

				7,359

	Pennsylvania — 3.33%
1,375	Blairsville-Saltsburg School District, GO (BAM State Aid Withholding)	5.00	3/15/23	1,532
1,000	Pennsylvania State, GO, Series A	5.00	5/1/20	1,055

				2,587

	South Dakota — 2.51%
1,675	South Dakota Board of Regents Revenue, Callable 10/1/27 @ 100.00	5.00	4/1/29	1,952

	Texas — 19.51%
1,325	Dallas Texas Area Rapid Transit Sales Tax Revenue (Insurance/Program BHAC-CR) (Pre-Refunded/Escrowed to Maturity)	5.25	12/1/48	1,346
710	Dallas Texas Waterworks & Sewer System Revenue (Pre-Refunded/Escrowed to Maturity)	5.00	10/1/23	778
540	Dallas Texas Waterworks & Sewer System Revenue, Callable 10/1/21 @ 100.00	5.00	10/1/23	591
875	City of Denton Texas, GO	5.00	2/15/21	943
1,545	Harris County Texas Revenue, Series A, Callable 8/15/26 @ 100.00	5.00	8/15/30	1,790
1,500	Harris County Texas Cultural Education Facilities Finance Corp. Revenue, Texas Children’s Hospital, Callable 10/1/25 @ 100.00	5.00	10/1/27	1,730
1,460	Humble Independent School District, GO, Series C	5.00	2/15/24	1,671
1,715	North East Independent School District Texas, GO, Series B (PSF-GTD)	5.00	2/1/24	1,965
300	City of Pearland Texas, GO, Callable 3/1/27 @ 100.00	5.00	3/1/29	351
500	Sugar Land Texas (Pre-Refunded/Escrowed to Maturity)	5.00	2/15/21	511
935	Sugar Land Texas, Callable 2/15/19 @ 100.00	5.00	2/15/21	955
1,500	Texas State Water Development Board Revenue, Series A, Callable 10/15/25 @ 100.00	5.00	4/15/26	1,761
515	Webb County Texas, GO	4.50	2/15/19	524
235	Webb County Texas, GO	4.50	2/15/19	239

				15,155

See accompanying notes to financial statements.

HC CAPITAL TRUST

The Intermediate Term Municipal Bond II Portfolio

Portfolio of Investments (concluded) — June 30, 2018

Principal Amount (000)	Security Description	Rate %		Maturity Date	Value (000)
	Municipal Bonds (continued)
	Washington — 16.44%
$1,415	Energy Northwest Revenue, Series A	5.00		7/1/19	$1,464
1,000	King County Washington, GO	5.25		1/1/23	1,139
1,050	King County School District No. 405 Bellevue, GO, Callable 12/1/27 @ 100.00 (SCH BD GTY)	5.00		12/1/29	1,249
1,250	King County School District No. 410 Snoqualmie Valley, GO, Callable 6/1/27 @ 100.00 (SCH BD GTY)	5.00		12/1/27	1,486
1,400	King County Washington Sewer Revenue, Callable 1/1/22 @ 100.00	5.00		1/1/24	1,540
750	King County Washington Sewer Revenue	5.00		1/1/20	787
1,540	City of Spokane Washington Water & Wastewater System Revenue	5.00		12/1/19	1,613
1,500	Tacoma Washington Water Revenue, Series A, Callable 6/1/20 @ 100.00	5.00		12/1/22	1,588
1,750	State of Washington, GO, Series A	5.00		8/1/21	1,914

					12,780

	Total Municipal Bonds				76,475

Shares
	Mutual Fund — 0.86%
667,078	State Street Institutional Treasury Plus Money Market Fund, Trust Class	1.72	(a)		667

	Total Mutual Fund				667

	Total Investments (cost $76,628) — 99.26%				77,142
	Other assets in excess of liabilities — 0.74%				573

	Net Assets — 100.00%				$77,715

(a)	The rate disclosed is the rate in effect on June 30, 2018.

AGM—Assured Guaranty Municipal Corporation

BHAC-CR—Brooklyn Housing Assistance Center

BAM—Build America Mutual

GO—General Obligation

PSF-GTD—Public School Fund Guaranteed

SCH BD GTY—School Board Guaranty

The following table reflects the percentage of total net assets of the Portfolio attributable to each Specialist Manager as of June 30, 2018.

The Intermediate Term Municipal Bond II Portfolio	Breckinridge Capital Advisors, Inc.	HC Capital Solutions	Total
Municipal Bonds	98.40%	—	98.40%
Mutual Fund	0.46%	0.40%	0.86%
Other Assets (Liabilities)	0.92%	-0.18%	0.74%

Total Net Assets	99.78%	0.22%	100.00%

Amounts designated as “—” indicate the Specialist Manager did not manage any holdings in that category.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
ASSETS:
Investments in securities, at value	$598,106	$922,363	$808,664	$1,186,070
Repurchase agreements, at value and cost	11	—	—	993
Cash	165	615	13	300
Foreign currency, at value (Cost $40, $48, $0 and $0, respectively)	40	48	—	—
Receivable for portfolio shares issued	—	743	—	1,099
Receivable from investments sold	—	1,470	1,088	3,933
Variation margin receivable on futures contracts	28	92	1	40
Cash held as collateral at broker for futures contracts	1,500	5,200	100	2,300
Dividends and interest receivable	773	1,234	655	933
Foreign tax reclaims receivable	—	—	56	60
Prepaid expenses	11	11	12	12

Total assets	600,634	931,776	810,589	1,195,740

LIABILITIES:
Payable for investments purchased	—	1,570	—	4,466
Payable for portfolio shares redeemed	327	571	454	482
Payable for collateral received on loaned securities	18	—	—	1,584
Advisory fees payable	35	45	189	257
Management fees payable	25	37	35	53
Administrative services fees payable	14	21	19	27
Trustee fees payable	2	3	3	4
Professional fees payable	26	39	36	51
Custodian fees payable	14	19	18	25
Other accrued expenses	41	50	45	50

Total liabilities	502	2,355	799	6,999

NET ASSETS	$600,132	$929,421	$809,790	$1,188,741

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$30	$72	$34	$65
Additional paid-in capital	468,314	793,236	420,820	688,769
Accumulated net investment income	54	251	168	185
Accumulated net realized gain from investment transactions	14,387	45,726	29,260	66,753
Net unrealized appreciation on investments	117,347	90,136	359,508	432,969

Net Assets	$600,132	$929,421	$809,790	$1,188,741

NET ASSETS:
HC Strategic Shares	$599,457	$928,683	$808,868	$1,187,715
HC Advisors Shares	675	738	922	1,026

Total	$600,132	$929,421	$809,790	$1,188,741

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	30,049	71,692	34,360	65,092
HC Advisors Shares	34	57	39	56

Total	30,083	71,749	34,399	65,148

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$19.95	$12.95	$23.54	$18.25

HC Advisors Shares	$19.95	$12.96	$23.50	$18.25

Investment in securities, at cost	$480,045	$830,008	$449,121	$752,194

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The Small Capitalization– Mid Capitalization Equity Portfolio	The Institutional Small Capitalization– Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio(a)
ASSETS:
Investments in securities, at value	$111,496	$162,225	$130,912	$827,620
Repurchase agreements, at value and cost	1,290	3,330	—	31,953
Cash	24	30	106	32
Foreign currency, at value (Cost $0, $0, $1 and $8,605, respectively)	—	—	1	8,541
Receivable for portfolio shares issued	13	55	1	51
Receivable from investments sold	113	230	110	—
Variation margin receivable on futures contracts	—	—	29	308
Cash held as collateral at custodian for OTC swap agreements	—	—	—	60
Cash held as collateral at broker for futures and options contracts	300	100	450	2,099
Dividends and interest receivable	92	127	467	1,525
Foreign tax reclaims receivable	—	—	—	330
Prepaid expenses	9	9	11	18

Total assets	113,337	166,106	132,087	872,537

LIABILITIES:
Swap agreements, at value	—	—	—	104
Payable for investments purchased	427	721	212	—
Payable for portfolio shares redeemed	141	76	61	853
Payable for collateral received on loaned securities	2,059	5,313	—	9,019
Variation margin payable on futures contracts	12	5	—	—
Advisory fees payable	57	53	187	136
Management fees payable	4	7	5	36
Administrative services fees payable	3	4	3	20
Trustee fees payable	—	1	—	3
Professional fees payable	4	7	6	94
Custodian fees payable	5	7	4	61
Other accrued expenses	15	6	8	82

Total liabilities	2,727	6,200	486	10,408

NET ASSETS	$110,610	$159,906	$131,601	$862,129

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$4	$9	$44	$88
Additional paid-in capital	73,241	100,024	110,174	857,212
Accumulated net investment income/(distributions in excess of net investment income)	9	22	564	(1,021)
Accumulated net realized gain/(loss) from investment transactions	3,080	24,893	464	(147,262)
Net unrealized appreciation on investments	34,276	34,958	20,355	153,112

Net Assets	$110,610	$159,906	$131,601	$862,129

NET ASSETS:
HC Strategic Shares	$110,489	$159,774	$131,601	$861,431
HC Advisors Shares	121	132	—	698

Total	$110,610	$159,906	$131,601	$862,129

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	3,743	8,689	44,007	88,255
HC Advisors Shares	4	7	—	72

Total	3,747	8,696	44,007	88,327

Net Asset Value, offering and redemption price per share:(b)
HC Strategic Shares	$29.52	$18.39	$2.99	$9.76

HC Advisors Shares	$29.49	$18.39	$—	$9.76

Investment in securities, at cost	$77,106	$127,172	$110,830	$672,772

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.O. in the Notes to Financial Statements for basis of consolidation.

(b)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
ASSETS:
Investments in securities, at value	$165,023	$29,072	$1,126,817	$2,325,758
Repurchase agreements, at value and cost	—	—	2,330	16,431
Cash	5	—	408	354
Foreign currency, at value (Cost $826, $264, $80,332 and $4,763, respectively)	822	260	79,627	4,755
Receivable for portfolio shares issued	—	—	122	1,076
Receivable from investments sold	—	—	1,028	7,950
Cash held as collateral at broker for futures contracts	100	—	5,450	3,200
Variation margin receivable on futures contracts	4	—	671	381
Dividends and interest receivable	393	75	3,577	9,356
Foreign tax reclaims receivable	223	32	2,835	5,534
Prepaid expenses	13	1	15	19

Total assets	166,583	29,440	1,222,880	2,374,814

LIABILITIES:
Payable for investments purchased	—	—	1,357	11,643
Payable for portfolio shares redeemed	—	—	2,266	1,564
Payable for collateral received on loaned securities	—	—	3,717	26,215
Advisory fees payable	12	6	306	552
Management fees payable	7	1	54	103
Administrative services fees payable	4	1	29	57
Trustee fees payable	1	—	5	10
Fund accounting fees payable	3	3	4	5
Professional fees payable	15	10	64	120
Custodian fees payable	9	5	86	160
Other accrued expenses	8	—	140	164

Total liabilities	59	26	8,028	40,593

NET ASSETS	$166,524	$29,414	$1,214,852	$2,334,221

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$15	$2	$113	$221
Additional paid-in capital	145,912	23,481	1,093,074	2,078,355
Accumulated net investment income/(distributions in excess of net investment income)	32	—	674	2,410
Accumulated net realized gain/(loss) from investment transactions	(774)	846	(41,245)	45,935
Net unrealized appreciation on investments	21,339	5,085	162,236	207,300

Net Assets	$166,524	$29,414	$1,214,852	$2,334,221

NET ASSETS:
HC Strategic Shares	$166,523	$29,413	$1,213,191	$2,332,353
HC Advisors Shares	1	1	1,661	1,868

Total	$166,524	$29,414	$1,214,852	$2,334,221

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	14,585	2,314	112,985	220,730
HC Advisors Shares	—	—	155	177

Total	14,585	2,314	113,140	220,907

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$11.42	$12.71	$10.74	$10.57

HC Advisors Shares	$11.41	$12.72	$10.75	$10.56

Investment in securities, at cost	$143,648	$23,982	$961,044	$2,116,488

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
ASSETS:
Investments in securities, at value	$1,613,187	$68,490	$687,075	$232,952
Repurchase agreements, at value and cost	10,162	—	34,800	—
Cash	80	—	43	—
Foreign currency, at value (Cost $15,851, $0, $0 and $0, respectively)	15,591	—	—	—
Receivable for portfolio shares issued	2,505	4	141	405
Receivable from investments sold	15,315	716	244	4,454
Cash held as collateral at broker for futures contracts	600	—	376	—
Cash held as collateral at custodian for OTC swap agreements	—	—	270	—
Variation margin receivable on futures contracts	188	—	43	—
Dividends and interest receivable	7,829	478	7,530	1,360
Foreign tax reclaims receivable	5	—	—	—
TBA sale commitments receivable	—	148	—	—
Prepaid expenses	16	6	10	6

Total assets	1,665,478	69,842	730,532	239,177

LIABILITIES:
Swap agreements, at value	—	—	259	—
Distributions payable	—	4	—	66
Payable for investments purchased	10,478	2,837	474	5,307
Payable for portfolio shares redeemed	1,405	73	170	375
Payable for collateral received on loaned securities	16,214	—	55,524	—
Variation margin payable on futures contracts	—	—	4	—
Accrued foreign capital gains tax	2,261	—	—	—
TBA sale commitments, at fair value	—	147	—	—
Advisory fees payable	1,016	4	333	11
Management fees payable	70	3	28	9
Administrative services fees payable	39	2	15	5
Trustee fees payable	7	—	3	1
Professional fees payable	101	3	30	10
Custodian fees payable	498	4	23	5
Other accrued expenses	75	16	36	11

Total liabilities	32,164	3,093	56,899	5,800

NET ASSETS	$1,633,314	$66,749	$673,633	$233,377

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$92	$7	$98	$24
Additional paid-in capital	1,665,229	68,531	717,109	237,944
Accumulated net investment income/(distributions in excess of net investment income)	(3,810)	66	1,858	99
Accumulated net realized loss from investment transactions	(70,574)	(407)	(49,965)	(1,137)
Net unrealized appreciation/(depreciation) on investments	42,377	(1,448)	4,533	(3,553)

Net Assets	$1,633,314	$66,749	$673,633	$233,377

NET ASSETS:
HC Strategic Shares	$1,631,863	$65,387	$673,271	$233,377
HC Advisors Shares	1,451	1,362	362	—

Total	$1,633,314	$66,749	$673,633	$233,377

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	91,777	6,887	98,322	24,336
HC Advisors Shares	82	143	53	—

Total	91,859	7,030	98,375	24,336

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$17.78	$9.49	$6.85	$9.59

HC Advisors Shares	$17.78	$9.49	$6.85	$—

Investment in securities, at cost	$1,568,124	$69,938	$682,234	$236,505

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (continued)

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short- Term Municipal Bond Portfolio
ASSETS:
Investments in securities, at value	$400,701	$284,176	$232,387	$80,288
Receivable for portfolio shares issued	112	80	119	245
Receivable from investments sold	1,786	2,694	48	—
Dividends and interest receivable	1,186	2,933	525	838
TBA sale commitments receivable	—	—	464	—
Prepaid expenses	12	5	5	4

Total assets	403,797	289,888	233,548	81,375

LIABILITIES:
Distributions payable	431	134	85	2
Payable for investments purchased	1,751	2,307	27,464	1,147
Payable for portfolio shares redeemed	79	423	344	593
TBA sale commitments, at fair value	—	—	464	—
Income payable on TBA sale commitments	—	—	1	—
Advisory fees payable	12	18	9	8
Management fees payable	16	11	8	3
Administrative services fees payable	9	6	5	2
Trustee fees payable	1	1	1	—
Professional fees payable	17	12	8	3
Custodian fees payable	8	6	6	1
Other accrued expenses	16	14	15	4

Total liabilities	2,340	2,932	28,410	1,763

NET ASSETS	$401,457	$286,956	$205,138	$79,612

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$40	$30	$22	$8
Additional paid-in capital	400,357	295,135	218,587	79,611
Accumulated net investment income/(distributions in excess of net investment income)	2,752	223	128	15
Accumulated net realized loss from investment transactions	(1,563)	(514)	(9,782)	(5)
Net unrealized depreciation on investments	(129)	(7,918)	(3,817)	(17)

Net Assets	$401,457	$286,956	$205,138	$79,612

NET ASSETS:
HC Strategic Shares	$401,456	$286,956	$205,138	$79,612
HC Advisors Shares	1	—	—	—

Total	$401,457	$286,956	$205,138	$79,612

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	40,204	29,907	22,018	8,124
HC Advisors Shares	—	—	—	—

Total	40,204	29,907	22,018	8,124

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$9.98	$9.59	$9.32	$9.80

HC Advisors Shares	$9.98	$—	$—	$—

Investment in securities, at cost	$400,830	$292,094	$236,204	$80,305

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Assets and Liabilities (concluded)

As of June 30, 2018

(Amounts in thousands except per share amounts)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
ASSETS:
Investments in securities, at value	$384,607	$77,142
Receivable for portfolio shares issued	50	10
Dividends and interest receivable	4,626	1,039
Prepaid expenses	10	8

Total assets	389,293	78,199

LIABILITIES:
Distributions payable	40	10
Payable for investments purchased	3,019	—
Payable for portfolio shares redeemed	1,795	456
Advisory fees payable	155	8
Management fees payable	16	3
Administrative services fees payable	9	2
Trustee fees payable	2	—
Professional fees payable	20	2
Custodian fees payable	9	1
Other accrued expenses	20	2

Total liabilities	5,085	484

NET ASSETS	$384,208	$77,715

NET ASSETS CONSISTS OF:
Shares of beneficial interest, at par value	$39	$8
Additional paid-in capital	390,919	77,111
Accumulated net investment income	174	17
Accumulated net realized gain/(loss) from investment transactions	(1,097)	65
Net unrealized appreciation/(depreciation) on investments	(5,827)	514

Net Assets	$384,208	$77,715

NET ASSETS:
HC Strategic Shares	$383,200	$77,455
HC Advisors Shares	1,008	260

Total	$384,208	$77,715

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(Unlimited number of shares authorized; par value $0.001):
HC Strategic Shares	38,706	7,678
HC Advisors Shares	102	26

Total	38,808	7,704

Net Asset Value, offering and redemption price per share:(a)
HC Strategic Shares	$9.90	$10.09

HC Advisors Shares	$9.90	$10.09

Investment in securities, at cost	$390,434	$76,628

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations

For the Year Ended June 30, 2018

(Amounts in thousands)

	The Value Equity Portfolio	The Institutional Value Equity Portfolio	The Growth Equity Portfolio	The Institutional Growth Equity Portfolio
INVESTMENT INCOME:
Interest	$30	$40	$81	$71
Dividends (net of foreign withholding tax of $0, $0, $0 and $0, respectively)	14,545	19,717	10,046	14,684
Income from securities lending (net of fees of $18, $22, $11 and $16, respectively)	73	88	45	61

Total Investment Income	14,648	19,845	10,172	14,816

EXPENSES:
Advisory fees	881	1,176	1,440	1,782
Management fees	310	432	407	567
Administrative services fees	179	246	227	313
Distribution fees – HC Advisors Shares	2	3	3	4
Professional fees	84	105	100	140
Transfer agent fees	15	21	20	28
Compliance service fees	10	14	13	18
Custodian fees	53	70	68	92
Registration and filing fees	17	15	17	17
Trustee fees	34	47	45	63
Other	68	88	84	100

Total expenses before waivers and expenses paid indirectly	1,653	2,217	2,424	3,124
Less: Distribution fees waived – HC Advisors Shares	(2)	(3)	(3)	(4)
Expenses paid indirectly	(24)	(28)	(23)	(12)

Net Expenses	1,627	2,186	2,398	3,108

Net Investment Income	13,021	17,659	7,774	11,708

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions and foreign currency translations	34,937	59,650	50,346	88,794
Net realized gains/(losses) from futures transactions	2,885	8,188	2,790	4,726

Net realized gains/(losses) from investments and futures transactions, and foreign currency translations	37,822	67,838	53,136	93,520
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	5,144	(16,834)	81,009	87,507
Change in unrealized appreciation/(depreciation) on futures	(517)	(2,054)	381	(698)

Change in unrealized appreciation/(depreciation) on investments, futures, and foreign currency translations	4,627	(18,888)	81,390	86,809

Net realized/unrealized gains/(losses) from investments, futures, and foreign currency translations	42,449	48,950	134,526	180,329

Change in net assets resulting from operations	$55,470	$66,609	$142,300	$192,037

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2018

(Amounts in thousands)

	The Small Capitalization–Mid Capitalization Equity Portfolio	The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	The Real Estate Securities Portfolio	The Commodity Returns Strategy Portfolio (a)
INVESTMENT INCOME:
Interest	$20	$24	$4	$2,018
Dividends (net of foreign withholding tax of $2, $3, $0 and $1,822, respectively)	1,160	1,760	3,086	21,772
Income from securities lending (net of fees of $12, $24, $0 and $39, respectively)	50	96	—	156

Total Investment Income	1,230	1,880	3,090	23,946

EXPENSES:
Advisory fees	656	883	750	2,067
Management fees	55	79	62	427
Administrative services fees	36	53	34	298
Distribution fees – HC Advisors Shares	—	1	—	3
Professional fees	17	21	15	160
Transfer agent fees	3	4	3	21
Compliance service fees	2	3	2	13
Custodian fees	21	28	14	217
Registration and filing fees	16	15	16	—
Trustee fees	7	9	7	45
Other	23	14	12	150

Total expenses before waivers and expenses paid indirectly	836	1,110	915	3,401
Less: Expenses waived by Specialist Manager	—	—	—	(432)
Distribution fees waived – HC Advisors Shares	—	(1)	—	(3)
Expenses paid indirectly	(11)	(3)	—	—

Net Expenses	825	1,106	915	2,966

Net Investment Income	405	774	2,175	20,980

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions and foreign currency translations	9,220	29,521	1,261	10,353
Net realized gains/(losses) from futures transactions	626	1,015	450	7,276
Net realized gains/(losses) from options and swaptions transactions	—	—	—	(61)
Net realized gains/(losses) from swap transactions	—	—	—	2,655
Net realized gains/(losses) from forward currency contracts transactions	—	—	—	174

Net realized gains/(losses) from investments, futures, options and swaptions, swaps, and forward currency contracts transactions, and foreign currency translations	9,846	30,536	1,711	20,397
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	7,370	(4,482)	355	102,405
Change in unrealized appreciation/(depreciation) on futures	(94)	(74)	291	(1,287)
Change in unrealized appreciation/(depreciation) on options and swaptions	—	—	—	7
Change in unrealized appreciation/(depreciation) on swaps	—	—	—	(453)
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	—	—	(6)

Change in unrealized appreciation/(depreciation) on investments, futures, options and swaptions, swaps, and foreign currency translations	7,276	(4,556)	646	100,666

Net realized/unrealized gains/(losses) from investments, futures options and swaptions, swaps, forward currency contracts, and foreign currency translations	17,122	25,980	2,357	121,063

Change in net assets resulting from operations	$17,527	$26,754	$4,532	$142,043

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. See Note 2.O. in the Notes to Financial Statements for basis of consolidation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2018

(Amounts in thousands)

	The ESG Growth Portfolio	The Catholic SRI Growth Portfolio	The International Equity Portfolio	The Institutional International Equity Portfolio
INVESTMENT INCOME:
Interest	$1	$—	$129	$181
Dividends (net of foreign withholding tax of $400, $77, $4,496 and $9,267, respectively)	4,777	883	42,807	90,605
Income from securities lending (net of fees of $0, $0, $92 and $210, respectively)	—	—	371	838

Total Investment Income	4,778	883	43,307	91,624

EXPENSES:
Advisory fees	195	35	3,865	6,788
Management fees	80	15	653	1,305
Administrative services fees	69	30	393	764
Distribution fees – HC Advisors Shares	—	—	5	9
Professional fees	23	9	163	330
Transfer agent fees	3	1	31	65
Compliance service fees	2	—	20	42
Custodian fees	29	11	307	598
Registration and filing fees	22	—	16	13
Trustee fees	8	1	70	145
Other	29	10	233	327

Total expenses before waivers and expenses paid indirectly	460	112	5,756	10,386
Less: Distribution fees waived – HC Advisors Shares	—	—	(5)	(9)
Expenses paid indirectly	—	—	(8)	(11)
Expenses waived and/or reimbursed by Advisor	—	(19)	—	—

Net Expenses	460	93	5,743	10,366

Net Investment Income	4,318	790	37,564	81,258

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions and foreign currency translations	1,704	848	8,068	103,359
Net realized gains/(losses) from futures transactions	152	—	2,281	5,900
Net realized gains/(losses) from forward currency contracts transactions	—	—	(25)	293

Net realized gains/(losses) from investments, futures, and forward currency contracts transactions, and foreign currency translations	1,856	848	10,324	109,552
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations	8,889	1,505	25,358	(43,015)
Change in unrealized appreciation/(depreciation) on futures	(29)	—	(3,095)	(2,381)
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	—	3	20

Change in unrealized appreciation/(depreciation) on investments, futures, forward currency contracts, and foreign currency translations	8,860	1,505	22,266	(45,376)

Net realized/unrealized gains/(losses) from investments, futures, forward currency contracts, and foreign currency translations	10,716	2,353	32,590	64,176

Change in net assets resulting from operations	$15,034	$3,143	$70,154	$145,434

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2018

(Amounts in thousands)

	The Emerging Markets Portfolio	The Core Fixed Income Portfolio	The Fixed Income Opportunity Portfolio	The U.S. Government Fixed Income Securities Portfolio
INVESTMENT INCOME:
Interest	$99	$2,009	$37,432	$4,334
Dividends (net of foreign withholding tax of $6,038, $0, $0 and $0, respectively)	49,371	60	2,400	39
Income from securities lending (net of fees of $73, $0, $128 and $0, respectively)	294	—	509	—

Total Investment Income	49,764	2,069	40,341	4,373

EXPENSES:
Advisory fees	8,057	52	2,146	128
Management fees	902	40	342	109
Administrative services fees	528	113	233	90
Distribution fees – HC Advisors Shares	6	6	2	—
Professional fees	277	10	82	27
Transfer agent fees	48	2	17	5
Compliance service fees	31	1	11	4
Custodian fees	1,910	17	86	18
Registration and filing fees	14	10	11	11
Trustee fees	107	5	38	12
Other	180	12	60	18

Total expenses before waivers and expenses paid indirectly	12,060	268	3,028	422
Less: Distribution fees waived – HC Advisors Shares	(6)	(6)	(2)	—
Expenses paid indirectly	(9)	—	—	—

Net Expenses	12,045	262	3,026	422

Net Investment Income	37,719	1,807	37,315	3,951

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions and foreign currency translations	68,323	(14)	7,238	(604)
Net realized gains/(losses) from futures transactions	4,866	—	241	—
Net realized gains/(losses) from options and swaptions transactions	—	—	(357)	—
Net realized gains/(losses) from swap transactions	—	—	(118)	—
Net realized gains/(losses) from forward currency contracts transactions	131	—	—	—

Net realized gains/(losses) from investments, futures, options and swaptions, swaps, and forward currency contracts transactions, and foreign currency translations	73,320	(14)	7,004	(604)
Change in unrealized appreciation/(depreciation) on investments and foreign currency translations (net of deferred foreign tax)	(77,077)	(2,115)	(17,000)	(5,057)
Change in unrealized appreciation/(depreciation) on futures	95	—	(268)	—
Change in unrealized appreciation/(depreciation) on swaps	—	—	(3)	—
Change in unrealized appreciation/(depreciation) on forward currency contracts	—	—	—	—

Change in unrealized appreciation/(depreciation) on investments, futures, swaps, forward currency contracts, and foreign currency translations	(76,982)	(2,115)	(17,271)	(5,057)

Net realized/unrealized gains/(losses) from investments, futures, options and swaptions, swaps, forward currency contracts, and foreign currency translations	(3,662)	(2,129)	(10,267)	(5,661)

Change in net assets resulting from operations	$34,057	$(322)	$27,048	$(1,710)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (continued)

For the Year Ended June 30, 2018

(Amounts in thousands)

	The Inflation Protected Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	The Short-Term Municipal Bond Portfolio
INVESTMENT INCOME:
Interest	$10,508	$8,301	$4,357	$420
Dividends	117	266	368	45

Total Investment Income	10,625	8,567	4,725	465

EXPENSES:
Advisory fees	146	194	110	37
Management fees	189	134	96	15
Administrative services fees	107	92	141	20
Distribution fees – HC Advisors Shares	—	—	—	—
Professional fees	46	33	24	6
Transfer agent fees	9	7	5	1
Compliance service fees	6	4	3	—
Custodian fees	31	23	24	3
Registration and filing fees	19	11	11	11
Trustee fees	21	15	11	1
Other	30	23	17	4

Total expenses before waivers	604	536	442	98
Less: Distribution fees waived – HC Advisors Shares	—	—	—	—

Net Expenses	604	536	442	98

Net Investment Income	10,021	8,031	4,283	367

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	(534)	336	(686)	(2)

Change in unrealized appreciation/(depreciation) on investments	(2,329)	(11,731)	(4,024)	(66)

Net realized/unrealized gains/(losses) from investments	(2,863)	(11,395)	(4,710)	(68)

Change in net assets resulting from operations	$7,158	$(3,364)	$(427)	$299

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Operations (concluded)

For the Year Ended June 30, 2018

(Amounts in thousands)

	The Intermediate Term Municipal Bond Portfolio	The Intermediate Term Municipal Bond II Portfolio
INVESTMENT INCOME:
Interest	$8,645	$1,829
Dividends	121	41

Total Investment Income	8,766	1,870

EXPENSES:
Advisory fees	627	94
Management fees	197	39
Administrative services fees	137	32
Distribution fees – HC Advisors Shares	3	1
Professional fees	54	14
Transfer agent fees	10	2
Compliance service fees	6	1
Custodian fees	30	8
Registration and filing fees	12	12
Trustee fees	22	4
Other	32	7

Total expenses before waivers	1,130	214
Less: Distribution fees waived – HC Advisors Shares	(3)	(1)

Net Expenses	1,127	213

Net Investment Income	7,639	1,657

NET REALIZED/UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gains/(losses) from investment transactions	1,004	66

Change in unrealized appreciation/(depreciation) on investments	(8,265)	(1,674)

Net realized/unrealized gains/(losses) from investments	(7,261)	(1,608)

Change in net assets resulting from operations	$378	$49

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets

(Amounts in thousands)

	The Value Equity Portfolio		The Institutional Value Equity Portfolio		The Growth Equity Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$13,021	$13,490	$17,659	$15,723	$7,774	$7,552
Net realized gains/(losses) from investments, futures	37,822	31,334	67,838	81,872	53,136	40,790
Change in unrealized appreciation/(depreciation) from investments, futures	4,627	50,048	(18,888)	21,447	81,390	88,001

Change in net assets resulting from operations	55,470	94,872	66,609	119,042	142,300	136,343

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(13,471)	(13,041)	(17,837)	(15,089)	(7,693)	(7,522)
HC Advisors Shares	(18)	(18)	(25)	(30)	(10)	(11)
Net realized gains/(losses) from investments, futures:
HC Strategic Shares	(28,142)	(22,077)	(54,372)	(38,357)	(38,337)	(44,277)
HC Advisors Shares	(40)	(30)	(102)	(83)	(54)	(63)

Change in net assets resulting from distributions	(41,671)	(35,166)	(72,336)	(53,559)	(46,094)	(51,873)

HC Strategic Shares
Proceeds from shares issued	$14,232	$15,134	$174,514	$124,538	$11,927	$19,925
Proceeds from reinvestment of dividends	36,777	30,156	71,888	53,180	40,172	44,844
Cost of shares redeemed	(77,844)	(75,487)	(109,132)	(153,268)	(125,879)	(126,326)
Cost of shares redeemed in redemption in-kind	—	—	—	(204,698)	—	—

Change in net assets from HC Strategic Shares of beneficial interest	(26,835)	(30,197)	137,270	(180,248)	(73,780)	(61,557)

HC Advisors Shares
Proceeds from shares issued	33	70	127	91	6	70
Cost of shares redeemed	(218)	(90)	(889)	(150)	(323)	(157)

Change in net assets from HC Advisors Shares of beneficial interest	(185)	(20)	(762)	(59)	(317)	(87)

Change in net assets from shares of beneficial interest	$(27,020)	$(30,217)	$136,508	$(180,307)	$(74,097)	$(61,644)

Change in net assets	(13,221)	29,489	130,781	(114,824)	22,109	22,826
Net Assets:
Beginning of period	613,353	583,864	798,640	913,464	787,681	764,855

End of period	$600,132	$613,353	$929,421	$798,640	$809,790	$787,681

Accumulated net investment income	$54	$499	$251	$525	$168	$100
Share Transactions:
HC Strategic Shares
Issued	700	790	13,104	9,831	522	1,035
Reinvested	1,807	1,573	5,414	4,161	1,799	2,386
Redeemed	(3,827)	(3,943)	(8,182)	(12,145)	(5,599)	(6,442)
Redeemed in redemption in-kind	—	—	—	(16,548)	—	—

Change in HC Strategic Shares	(1,320)	(1,580)	10,336	(14,701)	(3,278)	(3,021)

HC Advisors Shares
Issued	1	4	9	7	—	4
Redeemed	(11)	(5)	(67)	(12)	(15)	(8)

Change in HC Advisors Shares	(10)	(1)	(58)	(5)	(15)	(4)

Total change in shares	(1,330)	(1,581)	10,278	(14,706)	(3,293)	(3,025)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Institutional Growth Equity Portfolio		The Small Capitalization-Mid Capitalization Equity Portfolio		The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$11,708	$10,543	$405	$94	$774	$194
Net realized gains/(losses) from investments, futures	93,520	74,059	9,846	10,069	30,536	22,734
Change in unrealized appreciation/(depreciation) from investments, futures	86,809	100,065	7,276	9,023	(4,556)	3,722

Change in net assets resulting from operations	192,037	184,667	17,527	19,186	26,754	26,650

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(11,617)	(10,527)	(391)	(136)	(745)	(223)
HC Advisors Shares	(16)	(21)	(1)	—	(1)	—
Net realized gains/(losses) from investments, futures:
HC Strategic Shares	(42,580)	(69,792)	—	—	(13,508)	(2,340)
HC Advisors Shares	(82)	(151)	—	—	(22)	(4)

Change in net assets resulting from distributions	(54,295)	(80,491)	(392)	(136)	(14,276)	(2,567)

HC Strategic Shares
Proceeds from shares issued	$151,336	$102,997	$3,677	$3,472	$18,867	$19,283
Proceeds from reinvestment of dividends	53,469	78,013	323	112	14,112	2,521
Cost of shares redeemed	(188,900)	(242,143)	(18,022)	(13,539)	(29,666)	(35,767)
Cost of shares redeemed in redemption in-kind	—	(291,050)	—	—	—	(58,339)

Change in net assets from HC Strategic Shares of beneficial interest	15,905	(352,183)	(14,022)	(9,955)	3,313	(72,302)

HC Advisors Shares
Proceeds from shares issued	11	110	—	7	26	11
Cost of shares redeemed	(1,219)	(205)	(39)	(22)	(154)	(37)

Change in net assets from HC Advisors Shares of beneficial interest	(1,208)	(95)	(39)	(15)	(128)	(26)

Change in net assets from shares of beneficial interest	$14,697	$(352,278)	$(14,061)	$(9,970)	$3,185	$(72,328)

Change in net assets	152,439	(248,102)	3,074	9,080	15,663	(48,245)
Net Assets:
Beginning of period	1,036,302	1,284,404	107,536	98,456	144,243	192,488

End of period	$1,188,741	$1,036,302	$110,610	$107,536	$159,906	$144,243

Accumulated net investment income/(distributions in excess of net investment income)	$185	$112	$9	$—	$22	$(6)
Share Transactions:
HC Strategic Shares
Issued	8,511	6,738	134	143	1,066	1,189
Reinvested	3,080	5,372	12	5	828	154
Redeemed	(10,746)	(15,660)	(659)	(564)	(1,638)	(2,271)
Redeemed in redemption in-kind	—	(18,863)	—	—	—	(3,831)

Change in HC Strategic Shares	845	(22,413)	(513)	(416)	256	(4,759)

HC Advisors Shares
Issued	1	8	—	—	1	1
Redeemed	(70)	(13)	(1)	(1)	(9)	(2)

Change in HC Advisors Shares	(69)	(5)	(1)	(1)	(8)	(1)

Total change in shares	776	(22,418)	(514)	(417)	248	(4,760)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Real Estate Securities Portfolio		The Commodity Returns Strategy Portfolio (a)		The ESG Growth Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$2,175	$1,402	$20,980	$17,155	$4,318	$3,609
Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions	1,711	12,554	20,397	47,964	1,856	39
Change in unrealized appreciation/(depreciation) from investments, futures, written options, swap transactions, and foreign currency transactions	646	(13,259)	100,666	28,689	8,860	17,486

Change in net assets resulting from operations	4,532	697	142,043	93,808	15,034	21,134

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(1,919)	(1,360)	(25,672)	(15,525)	(4,367)	(3,827)
HC Advisors Shares	—	—	(31)	(25)	—	—
Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions:
HC Strategic Shares	(3,669)	(10,727)	—	—	—	—

Change in net assets resulting from distributions	(5,588)	(12,087)	(25,703)	(15,550)	(4,367)	(3,827)

HC Strategic Shares
Proceeds from shares issued	$16,037	$32,836	$59,959	$54,265	$9,739	$11,630
Proceeds from reinvestment of dividends	5,446	11,943	21,931	13,209	1,277	995
Cost of shares redeemed	(12,620)	(35,530)	(101,457)	(491,877)	(3,803)	(2,614)
Cost of shares redeemed in redemption in-kind	—	(25,577)	—	—	—	—

Change in net assets from HC Strategic Shares of beneficial interest	8,863	(16,328)	(19,567)	(424,403)	7,213	10,011

HC Advisors Shares
Proceeds from shares issued	—	—	83	11	—	—
Cost of shares redeemed	—	—	(613)	(402)	—	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(530)	(391)	—	—

Change in net assets from shares of beneficial interest	$8,863	$(16,328)	$(20,097)	$(424,794)	$7,213	$10,011

Change in net assets	7,807	(27,718)	96,243	(346,536)	17,880	27,318
Net Assets:
Beginning of period	123,794	151,512	765,886	1,112,422	148,644	121,326

End of period	$131,601	$123,794	$862,129	$765,886	$166,524	$148,644

Accumulated net investment income/(distributions in excess of net investment income)	$564	$284	$(1,021)	$(462)	$32	$21
Share Transactions:
HC Strategic Shares
Issued	5,549	10,670	6,283	6,369	837	1,134
Reinvested	1,840	4,162	2,322	1,566	112	96
Redeemed	(4,276)	(11,235)	(10,504)	(59,033)	(328)	(260)
Redeemed in redemption in-kind	—	(7,435)	—	—	—	—

Change in HC Strategic Shares	3,113	(3,838)	(1,899)	(51,098)	621	970

HC Advisors Shares
Issued	—	—	10	1	—	—
Redeemed	—	—	(64)	(47)	—	—

Change in HC Advisors Shares	—	—	(54)	(46)	—	—

Total change in shares	3,113	(3,838)	(1,953)	(51,144)	621	970

Amounts designated as “—” are $0 or have been rounded to $0.

(a)	Statement has been consolidated. Please see Note 2.O. in the Notes to Financial Statements for basis of consolidation.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Catholic SRI Growth Portfolio		The International Equity Portfolio		The Institutional International Equity Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$790	$674	$37,564	$33,130	$81,258	$64,841
Net realized gains/(losses) from investments, futures, and foreign currency transactions	848	701	10,324	22,097	109,552	(7,740)
Change in unrealized appreciation/(depreciation) from investments, futures, and foreign currency transactions	1,505	2,509	22,266	158,821	(45,376)	381,285

Change in net assets resulting from operations	3,143	3,884	70,154	214,048	145,434	438,386

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(805)	(735)	(37,147)	(34,041)	(92,471)	(67,741)
HC Advisors Shares	—	—	(52)	(63)	(118)	(112)
Net realized gains/(losses) from investments, futures, and foreign currency transactions:
HC Strategic Shares	(719)	(536)	—	—	(3,589)	—
HC Advisors Shares	—	—	—	—	(6)	—

Change in net assets resulting from distributions	(1,524)	(1,271)	(37,199)	(34,104)	(96,184)	(67,853)

HC Strategic Shares
Proceeds from shares issued	$122	$4,766	$74,982	$169,035	$217,409	$247,963
Proceeds from reinvestment of dividends	1,524	1,271	26,226	30,331	80,159	56,336
Cost of shares redeemed	(1,844)	(982)	(155,020)	(309,892)	(466,891)	(248,501)
Cost of shares redeemed in redemption in-kind	—	—	—	—	—	(559,861)

Change in net assets from HC Strategic Shares of beneficial interest	(198)	5,055	(53,812)	(110,526)	(169,323)	(504,063)

HC Advisors Shares
Proceeds from shares issued	—	—	1	77	100	233
Cost of shares redeemed	—	—	(648)	(166)	(2,393)	(412)

Change in net assets from HC Advisors Shares of beneficial interest	—	—	(647)	(89)	(2,293)	(179)

Change in net assets from shares of beneficial interest	$(198)	$5,055	$(54,459)	$(110,615)	$(171,616)	$(504,242)

Change in net assets	1,421	7,668	(21,504)	69,329	(122,366)	(133,709)
Net Assets:
Beginning of period	27,993	20,325	1,236,356	1,167,027	2,456,587	2,590,296

End of period	$29,414	$27,993	$1,214,852	$1,236,356	$2,334,221	$2,456,587

Accumulated net investment income/(distributions in excess of net investment income)	$—	$(2)	$674	$(152)	$2,410	$3,537
Share Transactions:
HC Strategic Shares
Issued	10	410	6,628	18,007	19,692	25,832
Reinvested	119	111	2,429	2,916	7,360	5,527
Redeemed	(143)	(83)	(13,814)	(32,676)	(42,632)	(25,848)
Redeemed in redemption in-kind	—	—	—	—	—	(60,921)

Change in HC Strategic Shares	(14)	438	(4,757)	(11,753)	(15,580)	(55,410)

HC Advisors Shares
Issued	—	—	—	8	9	25
Redeemed	—	—	(57)	(17)	(216)	(42)

Change in HC Advisors Shares	—	—	(57)	(9)	(207)	(17)

Total change in shares	(14)	438	(4,814)	(11,762)	(15,787)	(55,427)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The Emerging Markets Portfolio		The Core Fixed Income Portfolio		The Fixed Income Opportunity Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$37,719	$34,948	$1,807	$1,747	$37,315	$36,557
Net realized gains/(losses) from investments, futures, written options, swap transactions, and foreign currency transactions	73,320	(13,102)	(14)	(18)	7,004	4,774
Change in unrealized appreciation/(depreciation) from investments, futures, swap transactions, and foreign currency transactions	(76,982)	326,926	(2,115)	(1,718)	(17,271)	30,043

Change in net assets resulting from operations	34,057	348,772	(322)	11	27,048	71,374

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(37,919)	(41,803)	(1,807)	(1,883)	(36,991)	(36,065)
HC Advisors Shares	(59)	(61)	(59)	(58)	(36)	(54)

Change in net assets resulting from distributions	(37,978)	(41,864)	(1,866)	(1,941)	(37,027)	(36,119)

HC Strategic Shares
Proceeds from shares issued	$152,878	$125,040	$11,829	$12,461	$69,888	$54,946
Proceeds from reinvestment of dividends	32,032	31,831	1,802	1,878	32,361	31,388
Cost of shares redeemed	(324,405)	(521,553)	(31,780)	(13,578)	(92,686)	(109,003)
Cost of shares redeemed in redemption in-kind	—	—	—	—	—	(123,294)

Change in net assets from HC Strategic Shares of beneficial interest	(139,495)	(364,682)	(18,149)	761	9,563	(145,963)

HC Advisors Shares
Proceeds from shares issued	43	126	320	565	74	21
Cost of shares redeemed	(1,325)	(260)	(1,829)	(193)	(495)	(290)

Change in net assets from HC Advisors Shares of beneficial interest	(1,282)	(134)	(1,509)	372	(421)	(269)

Change in net assets from shares of beneficial interest	$(140,777)	$(364,816)	$(19,658)	$1,133	$9,142	$(146,232)

Change in net assets	(144,698)	(57,908)	(21,846)	(797)	(837)	(110,977)
Net Assets:
Beginning of period	1,778,012	1,835,920	88,595	89,392	674,470	785,447

End of period	$1,633,314	$1,778,012	$66,749	$88,595	$673,633	$674,470

Accumulated net investment income/(distributions in excess of net investment income)	$(3,810)	$(2,563)	$66	$26	$1,858	$1,567
Share Transactions:
HC Strategic Shares
Issued	7,956	7,507	1,218	1,273	9,968	7,981
Reinvested	1,658	2,075	186	191	4,672	4,611
Redeemed	(16,917)	(31,504)	(3,261)	(1,387)	(13,264)	(15,959)
Redeemed in redemption in-kind	—	—	—	—	—	(18,105)

Change in HC Strategic Shares	(7,303)	(21,922)	(1,857)	77	1,376	(21,472)

HC Advisors Shares
Issued	3	8	32	58	10	3
Redeemed	(68)	(16)	(190)	(19)	(71)	(42)

Change in HC Advisors Shares	(65)	(8)	(158)	39	(61)	(39)

Total change in shares	(7,368)	(21,930)	(2,015)	116	1,315	(21,511)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Government Fixed Income Securities Portfolio		The Inflation Protected Securities Portfolio		The U.S. Corporate Fixed Income Securities Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$3,951	$3,142	$10,021	$8,318	$8,031	$6,602
Net realized gains/(losses) from investments	(604)	821	(534)	3,832	336	1,333
Change in unrealized appreciation/(depreciation) from investments	(5,057)	(7,898)	(2,329)	(14,671)	(11,731)	(3,463)

Change in net assets resulting from operations	(1,710)	(3,935)	7,158	(2,521)	(3,364)	4,472

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(3,895)	(3,151)	(8,925)	(9,596)	(7,952)	(6,639)
HC Advisors Shares	—	—	—	—	—	—
Net realized gains/(losses) from investments:
HC Strategic Shares	—	(2,142)	—	—	(857)	(675)
HC Advisors Shares	—	—	—	—	—	—

Change in net assets resulting from distributions	(3,895)	(5,293)	(8,925)	(9,596)	(8,809)	(7,314)

HC Strategic Shares
Proceeds from shares issued	$42,103	$31,031	$63,067	$53,079	$56,118	$24,763
Proceeds from reinvestment of dividends	3,129	4,634	7,611	8,536	7,308	5,980
Cost of shares redeemed	(21,845)	(52,637)	(29,451)	(31,326)	(19,205)	(62,324)
Cost of shares redeemed in redemption in-kind	—	—	—	(149,328)	—	—

Change in net assets from HC Strategic Shares of beneficial interest	23,387	(16,972)	41,227	(119,039)	44,221	(31,581)

HC Advisors Shares
Proceeds from shares issued	—	—	—	—	—	—
Cost of shares redeemed	—	—	—	—	—	—

Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	—	—	—

Change in net assets from shares of beneficial interest	23,387	(16,972)	41,227	(119,039)	44,221	(31,581)

Change in net assets	17,782	(26,200)	39,460	(131,156)	32,048	(34,423)
Net Assets:
Beginning of period	215,595	241,795	361,997	493,153	254,908	289,331

End of period	$233,377	$215,595	$401,457	$361,997	$286,956	$254,908

Accumulated net investment income	$99	$43	$2,752	$1,656	$223	$116
Share Transactions:
HC Strategic Shares
Issued	4,358	3,136	6,280	5,229	5,682	2,485
Reinvested	322	471	757	841	738	599
Redeemed	(2,243)	(5,194)	(2,920)	(3,040)	(1,936)	(6,148)
Redeemed in redemption in-kind	—	—	—	(14,345)	—	—

Change in HC Strategic Shares	2,437	(1,587)	4,117	(11,315)	4,484	(3,064)

HC Advisors Shares
Issued	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Change in HC Advisors Shares	—	—	—	—	—	—

Total change in shares	2,437	(1,587)	4,117	(11,315)	4,484	(3,064)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (continued)

(Amounts in thousands)

	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio		The Short-Term Municipal Bond Portfolio		The Intermediate Term Municipal Bond Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$4,283	$3,431	$367	$190	$7,639	$7,587
Net realized gains/(losses) from investments	(686)	433	(2)	(1)	1,004	2,048
Change in unrealized appreciation/(depreciation) from investments	(4,024)	(4,556)	(66)	(173)	(8,265)	(8,782)

Change in net assets resulting from operations	(427)	(692)	299	16	378	853

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(5,116)	(4,771)	(347)	(186)	(7,581)	(7,564)
HC Advisors Shares	—	—	—	—	(26)	(28)

Change in net assets resulting from distributions	(5,116)	(4,771)	(347)	(186)	(7,607)	(7,592)

HC Strategic Shares
Proceeds from shares issued	$37,726	$20,065	$67,127	$211	$42,500	$22,340
Proceeds from reinvestment of dividends	4,123	3,790	340	186	7,137	7,067
Cost of shares redeemed	(15,002)	(30,213)	(5,595)	(1,104)	(44,369)	(43,861)
Cost of shares redeemed in redemption in-kind	—	(13,314)	—	—	—	—

Change in net assets from HC Strategic Shares of beneficial interest	26,847	(19,672)	61,872	(707)	5,268	(14,454)

HC Advisors Shares
Proceeds from shares issued	—	—	—	—	129	123
Cost of shares redeemed	—	—	—	—	(530)	(62)

Change in net assets from HC Advisors Shares of beneficial interest	—	—	—	—	(401)	61

Change in net assets from shares of beneficial interest	$26,847	$(19,672)	$61,872	$(707)	$4,867	$(14,393)

Change in net assets	21,304	(25,135)	61,824	(877)	(2,362)	(21,132)
Net Assets:
Beginning of period	183,834	208,969	17,788	18,665	386,570	407,702

End of period	$205,138	$183,834	$79,612	$17,788	$384,208	$386,570

Accumulated net investment income/(distributions in excess of net investment income)	$128	$65	$15	$(5)	$174	$142
Share Transactions:
HC Strategic Shares
Issued	3,997	2,078	6,858	21	4,253	2,220
Reinvested	436	391	35	19	715	702
Redeemed	(1,587)	(3,093)	(572)	(111)	(4,468)	(4,361)
Redeemed in redemption in-kind	—	(1,346)	—	—	—	—

Change in HC Strategic Shares	2,846	(1,970)	6,321	(71)	500	(1,439)

HC Advisors Shares
Issued	—	—	—	—	13	13
Redeemed	—	—	—	—	(54)	(6)

Change in HC Advisors Shares	—	—	—	—	(41)	7

Total change in shares	2,846	(1,970)	6,321	(71)	459	(1,432)

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

HC CAPITAL TRUST

Statements of Changes in Net Assets (concluded)

(Amounts in thousands)

	The Intermediate Term Municipal Bond II Portfolio
	For the Year Ended June 30, 2018	For the Year Ended June 30, 2017
Operations:
Net investment income	$1,657	$1,562
Net realized gains/(losses) from investments	66	4
Change in unrealized appreciation/(depreciation) from investments	(1,674)	(1,926)

Change in net assets resulting from operations	49	(360)

Distributions to Shareholders from:
Net investment income:
HC Strategic Shares	(1,642)	(1,550)
HC Advisors Shares	(8)	(9)
Net realized gains/(losses) from investments:
HC Strategic Shares	(3)	(97)
HC Advisors Shares	—	(1)

Change in net assets resulting from distributions	(1,653)	(1,657)

HC Strategic Shares
Proceeds from shares issued	$10,763	$7,701
Proceeds from reinvestment of dividends	1,533	1,532
Cost of shares redeemed	(7,407)	(8,212)

Change in net assets from HC Strategic Shares of beneficial interest	4,889	1,021

HC Advisors Shares
Proceeds from shares issued	33	38
Cost of shares redeemed	(138)	(62)

Change in net assets from HC Advisors Shares of beneficial interest	(105)	(24)

Change in net assets from shares of beneficial interest	$4,784	$997

Change in net assets	3,180	(1,020)
Net Assets:
Beginning of period	74,535	75,555

End of period	$77,715	$74,535

Accumulated net investment income	$17	$10
Share Transactions:
HC Strategic Shares
Issued	1,053	748
Reinvested	151	148
Redeemed	(729)	(794)

Change in HC Strategic Shares	475	102

HC Advisors Shares
Issued	3	3
Redeemed	(13)	(6)

Change in HC Advisors Shares	(10)	(3)

Total change in shares	465	99

Amounts designated as “—” are $0 or have been rounded to $0.

See accompanying notes to financial statements.

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HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$19.53	$0.42		$1.36	$1.78	$(0.44)	$(0.92)	$(1.36)
Year Ended June 30, 2017	17.70	0.42		2.51	2.93	(0.41)	(0.69)	(1.10)
Year Ended June 30, 2016	18.46	0.41		(0.02)	0.39	(0.41)	(0.74)	(1.15)
Year Ended June 30, 2015	17.88	0.36		0.58	0.94	(0.36)	—	(0.36)
Year Ended June 30, 2014	14.94	0.42		2.94	3.36	(0.42)	—	(0.42)
HC Advisors Shares
Year Ended June 30, 2018	$19.52	$0.43		$1.36	$1.79	$(0.44)	$(0.92)	$(1.36)
Year Ended June 30, 2017	17.69	0.42		2.51	2.93	(0.41)	(0.69)	(1.10)
Year Ended June 30, 2016	18.46	0.44		(0.06)	0.38	(0.41)	(0.74)	(1.15)
Year Ended June 30, 2015	17.88	0.36		0.58	0.94	(0.36)	—	(0.36)
Year Ended June 30, 2014	14.94	0.43		2.93	3.36	(0.42)	—	(0.42)
The Institutional Value Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$12.99	$0.26		$0.83	$1.09	$(0.27)	$(0.86)	$(1.13)
Year Ended June 30, 2017	11.99	0.27		1.69	1.96	(0.26)	(0.70)	(0.96)
Year Ended June 30, 2016	13.49	0.27		(0.05)	0.22	(0.27)	(1.45)	(1.72)
Year Ended June 30, 2015	14.79	0.27		0.44	0.71	(0.28)	(1.73)	(2.01)
Year Ended June 30, 2014	14.60	0.36	(b)	2.66 (b)	3.02	(0.35)	(2.48)	(2.83)
HC Advisors Shares
Year Ended June 30, 2018	$13.00	$0.30		$0.79	$1.09	$(0.27)	$(0.86)	$(1.13)
Year Ended June 30, 2017	12.00	0.27		1.69	1.96	(0.26)	(0.70)	(0.96)
Year Ended June 30, 2016	13.50	0.28		(0.06)	0.22	(0.27)	(1.45)	(1.72)
Year Ended June 30, 2015	14.79	0.27		0.45	0.72	(0.28)	(1.73)	(2.01)
Year Ended June 30, 2014	14.60	0.36	(b)	2.66 (b)	3.02	(0.35)	(2.48)	(2.83)
The Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$20.90	$0.22		$3.70	$3.92	$(0.22)	$(1.06)	$(1.28)
Year Ended June 30, 2017	18.78	0.19		3.27	3.46	(0.19)	(1.15)	(1.34)
Year Ended June 30, 2016	22.37	0.20		1.03	1.23	(0.20)	(4.62)	(4.82)
Year Ended June 30, 2015	20.51	0.19		2.10	2.29	(0.19)	(0.24)	(0.43)
Year Ended June 30, 2014	16.95	0.21		3.56	3.77	(0.21)	—	(0.21)
HC Advisors Shares
Year Ended June 30, 2018	$20.86	$0.22		$3.70	$3.92	$(0.22)	$(1.06)	$(1.28)
Year Ended June 30, 2017	18.76	0.19		3.25	3.44	(0.19)	(1.15)	(1.34)
Year Ended June 30, 2016	22.35	0.22		1.01	1.23	(0.20)	(4.62)	(4.82)
Year Ended June 30, 2015	20.48	0.19		2.11	2.30	(0.19)	(0.24)	(0.43)
Year Ended June 30, 2014	16.93	0.21		3.55	3.76	(0.21)	—	(0.21)
The Institutional Growth Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$16.10	$0.18		$2.82	$3.00	$(0.18)	$(0.67)	$(0.85)
Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	(1.35)
Year Ended June 30, 2016	17.14	0.16		0.85	1.01	(0.16)	(3.19)	(3.35)
Year Ended June 30, 2015	16.59	0.16		1.63	1.79	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2014	15.00	0.18		3.01	3.19	(0.19)	(1.41)	(1.60)
HC Advisors Shares
Year Ended June 30, 2018	$16.10	$0.20		$2.80	$3.00	$(0.18)	$(0.67)	$(0.85)
Year Ended June 30, 2017	14.80	0.17		2.48	2.65	(0.17)	(1.18)	(1.35)
Year Ended June 30, 2016	17.15	0.17		0.83	1.00	(0.16)	(3.19)	(3.35)
Year Ended June 30, 2015	16.59	0.16		1.64	1.80	(0.15)	(1.09)	(1.24)
Year Ended June 30, 2014	15.00	0.19		3.00	3.19	(0.19)	(1.41)	(1.60)

(a)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(b)	Per share amounts are based on average shares outstanding.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(a)

$19.95	9.11%	$599,457	0.27%	0.26%	2.10%	58.60%
19.53	16.78%	612,508	0.29%	0.28%	2.22%	61.30%
17.70	2.49%	583,078	0.27%	0.26%	2.35%	66.86%
18.46	5.27%	622,022	0.29%	0.28%	1.95%	123.19%
17.88	22.69%	628,645	0.32%	0.31%	2.44%	53.96%

$19.95	9.17%	$675	0.52%	0.26%	2.08%	58.60%
19.52	16.79%	845	0.54%	0.28%	2.22%	61.30%
17.69	2.43%	786	0.52%	0.26%	2.38%	66.86%
18.46	5.27%	1,163	0.54%	0.28%	1.94%	123.19%
17.88	22.69%	1,217	0.57%	0.31%	2.43%	53.96%

$12.95	8.35%	$928,683	0.26%	0.25%	2.04%	68.39%
12.99	16.66%	797,147	0.29%	0.28%	2.08%	55.25%
11.99	2.44%	912,029	0.26%	0.25%	2.24%	67.08%
13.49	5.05%	915,067	0.28%	0.27%	1.95%	119.98%
14.79	22.82%	1,036,650	0.32%	0.31%	2.45%	63.68%

$12.96	8.34%	$738	0.51%	0.25%	1.99%	68.39%
13.00	16.65%	1,493	0.54%	0.28%	2.13%	55.25%
12.00	2.44%	1,435	0.51%	0.25%	2.25%	67.08%
13.50	5.12%	1,613	0.53%	0.27%	1.96%	119.98%
14.79	22.82%	1,434	0.57%	0.31%	2.45%	63.68%

$23.54	19.12%	$808,868	0.30%	0.29%	0.96%	39.77%
20.90	19.31%	786,563	0.31%	0.31%	0.98%	38.28%
18.78	5.88%	763,770	0.29%	0.29%	0.99%	38.90%
22.37	11.27%	872,004	0.30%	0.30%	0.88%	57.33%
20.51	22.33%	839,813	0.28%	0.28%	1.09%	30.28%

$23.50	19.16%	$922	0.55%	0.29%	0.94%	39.77%
20.86	19.23%	1,118	0.56%	0.31%	0.98%	38.28%
18.76	5.89%	1,085	0.54%	0.29%	1.00%	38.90%
22.35	11.34%	1,623	0.55%	0.30%	0.88%	57.33%
20.48	22.29%	1,690	0.53%	0.28%	1.09%	30.28%

$18.25	18.97%	$1,187,715	0.28%	0.28%	1.04%	43.36%
16.10	19.03%	1,034,294	0.29%	0.29%	1.06%	21.93%
14.80	6.36%	1,282,473	0.27%	0.27%	1.05%	37.43%
17.14	11.14%	1,317,132	0.29%	0.28%	0.93%	96.81%
16.59	22.19%	1,442,721	0.26%	0.26%	1.15%	48.43%

$18.25	18.97%	$1,026	0.53%	0.28%	1.00%	43.36%
16.10	19.03%	2,008	0.54%	0.29%	1.08%	21.93%
14.80	6.30%	1,931	0.52%	0.27%	1.05%	37.43%
17.15	11.20%	2,187	0.54%	0.28%	0.93%	96.81%
16.59	22.19%	1,935	0.51%	0.26%	1.16%	48.43%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital
The Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$25.23	$0.10	$4.29	$4.39	$(0.10)	$—	$—
Year Ended June 30, 2017	21.04	0.02	4.20	4.22	(0.03)	—	—
Year Ended June 30, 2016	22.68	0.02	(1.65)	(1.63)	(0.01)	—	—	(d)
Year Ended June 30, 2015	21.22	(0.01)	1.48	1.47	(0.01)	—	—
Year Ended June 30, 2014	17.12	0.06	4.11	4.17	(0.07)	—	—
HC Advisors Shares
Year Ended June 30, 2018	$25.21	$0.10	$4.28	$4.38	$(0.10)	$—	$—
Year Ended June 30, 2017	21.02	0.02	4.20	4.22	(0.03)	—	—
Year Ended June 30, 2016	22.66	0.01	(1.64)	(1.63)	(0.01)	—	—	(d)
Year Ended June 30, 2015	21.20	(0.01)	1.48	1.47	(0.01)	—	—
Year Ended June 30, 2014	17.10	0.06	4.11	4.17	(0.07)	—	—
The Institutional Small Capitalization-Mid Capitalization Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$17.08	$0.08	$2.88	$2.96	$(0.08)	$(1.57)	$—
Year Ended June 30, 2017	14.57	0.02	2.81	2.83	(0.03)	(0.29)	—
Year Ended June 30, 2016	16.61	0.03	(1.15)	(1.12)	— (d)	(0.90)	(0.02)
Year Ended June 30, 2015	17.19	0.01	1.14	1.15	(0.01)	(1.72)	—
Year Ended June 30, 2014	17.09	0.03	3.28	3.31	(0.03)	(3.18)	—
HC Advisors Shares
Year Ended June 30, 2018	$17.07	$0.10	$2.87	$2.97	$(0.08)	$(1.57)	$—
Year Ended June 30, 2017	14.57	0.03	2.79	2.82	(0.03)	(0.29)	—
Year Ended June 30, 2016	16.61	0.03	(1.15)	(1.12)	— (d)	(0.90)	(0.02)
Year Ended June 30, 2015	17.19	0.01	1.14	1.15	(0.01)	(1.72)	—
Year Ended June 30, 2014	17.09	0.03	3.28	3.31	(0.03)	(3.18)	—
The Real Estate Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$3.03	$0.05	$0.05	$0.10	$(0.05)	$(0.09)	$—
Year Ended June 30, 2017	3.39	0.04	(0.05)	(0.01)	(0.04)	(0.31)	—
Year Ended June 30, 2016	3.24	0.05	0.52	0.57	(0.04)	(0.38)	—
Year Ended June 30, 2015	3.20	0.04	0.21	0.25	(0.05)	(0.16)	—
Year Ended June 30, 2014(e)	2.76	0.05	0.41	0.46	(0.02)	— (d)	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Amount rounds to less than $0.005 per share.
(e)	For the period September 12, 2013 (commencement of operations) through June 30, 2014.

See accompanying notes to financial statements.

Distributions to Shareholders:				Ratios/Supplementary Data:
Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.10)	$29.52	17.42%	$110,489	0.77%	0.76%	0.37%	61.65%
(0.03)	25.23	20.07%	107,395	0.83%	0.82%	0.09%	48.52%
(0.01)	21.04	(7.17)%	98,325	0.79%	0.76%	0.09%	48.89%
(0.01)	22.68	6.91%	114,754	0.83%	0.82%	(0.06)%	67.34%
(0.07)	21.22	24.38%	113,698	0.61%	0.60%	0.32%	41.18%

$(0.10)	$29.49	17.40%	$121	1.02%	0.76%	0.36%	61.65%
(0.03)	25.21	20.09%	141	1.08%	0.82%	0.09%	48.52%
(0.01)	21.02	(7.18)%	131	1.04%	0.76%	0.08%	48.89%
(0.01)	22.66	6.92%	195	1.08%	0.82%	(0.06)%	67.34%
(0.07)	21.20	24.41%	207	0.86%	0.60%	0.32%	41.18%

$(1.65)	$18.39	18.11%	$159,774	0.70%	0.70%	0.49%	95.15%
(0.32)	17.08	19.50%	143,995	0.75%	0.75%	0.14%	47.63%
(0.92)	14.57	(6.69)%	192,253	0.72%	0.69%	0.17%	52.38%
(1.73)	16.61	7.43%	200,423	0.81%	0.80%	0.03%	83.94%
(3.21)	17.19	20.85%	182,460	0.70%	0.70%	0.21%	67.75%

$(1.65)	$18.39	18.18%	$132	0.95%	0.70%	0.50%	95.15%
(0.32)	17.07	19.43%	248	1.00%	0.75%	0.16%	47.63%
(0.92)	14.57	(6.69)%	235	0.97%	0.69%	0.16%	52.38%
(1.73)	16.61	7.43%	265	1.06%	0.80%	0.03%	83.94%
(3.21)	17.19	20.85%	239	0.95%	0.70%	0.22%	67.75%

$(0.14)	$2.99	3.20%	$131,601	0.74%	0.74%	1.76%	49.59%
(0.35)	3.03	0.44%	123,794	0.77%	0.77%	1.19%	58.32%
(0.42)	3.39	18.81%	151,512	0.77%	0.77%	1.44%	51.03%
(0.21)	3.24	7.44%	132,758	0.79%	0.79%	1.22%	60.49%
(0.02)	3.20	17.00%	171,583	0.79%	0.78%	1.94%	52.49%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Commodity Returns Strategy Portfolio(d)
HC Strategic Shares
Year Ended June 30, 2018	$8.48	$0.23	$1.34	$1.57	$(0.29)	$—	$(0.29)
Year Ended June 30, 2017	7.87	0.18	0.60	0.78	(0.17)	—	(0.17)
Year Ended June 30, 2016	8.80	0.14	(0.94)	(0.80)	(0.13)	—	(0.13)
Year Ended June 30, 2015	11.64	0.13	(2.79)	(2.66)	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2014	9.82	0.09	1.83	1.92	(0.10)	—	(0.10)
HC Advisors Shares
Year Ended June 30, 2018	$8.48	$0.20	$1.37	$1.57	$(0.29)	$—	$(0.29)
Year Ended June 30, 2017	7.86	0.17	0.62	0.79	(0.17)	—	(0.17)
Year Ended June 30, 2016	8.80	0.14	(0.95)	(0.81)	(0.13)	—	(0.13)
Year Ended June 30, 2015	11.63	0.13	(2.78)	(2.65)	(0.14)	(0.04)	(0.18)
Year Ended June 30, 2014	9.81	0.08	1.84	1.92	(0.10)	—	(0.10)
The ESG Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.65	$0.30	$0.78	$1.08	$(0.31)	$—	$(0.31)
Year Ended June 30, 2017	9.34	0.27	1.32	1.59	(0.28)	—	(0.28)
Period Ended June 30, 2016(e)	10.00	0.24	(0.65)	(0.41)	(0.23)	(0.02)	(0.25)
HC Advisors Shares
Year Ended June 30, 2018	$10.64	$0.30	$0.78	$1.08	$(0.31)	$—	$(0.31)
Year Ended June 30, 2017	9.34	0.27	1.31	1.58	(0.28)	—	(0.28)
Period Ended June 30, 2016(e)	10.00	0.24	(0.65)	(0.41)	(0.23)	(0.02)	(0.25)
The Catholic SRI Growth Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$12.02	$0.34	$1.00	$1.34	$(0.34)	$(0.31)	$(0.65)
Year Ended June 30, 2017	10.75	0.31	1.58	1.89	(0.35)	(0.27)	(0.62)
Period Ended June 30, 2016(f)	10.00	0.19	0.74	0.93	(0.18)	—	(0.18)
HC Advisors Shares
Year Ended June 30, 2018	$12.03	$0.35	$0.99	$1.34	$(0.34)	$(0.31)	$(0.65)
Year Ended June 30, 2017	10.76	0.32	1.57	1.89	(0.35)	(0.27)	(0.62)
Period Ended June 30, 2016(f)	10.00	0.19	0.75	0.94	(0.18)	—	(0.18)
The International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.48	$0.33	$0.26	$0.59	$(0.33)	$—	$(0.33)
Year Ended June 30, 2017	9.00	0.29	1.49	1.78	(0.30)	—	(0.30)
Year Ended June 30, 2016	11.18	0.28	(1.40)	(1.12)	(0.27)	(0.79)	(1.06)
Year Ended June 30, 2015	13.56	0.30	(0.96)	(0.66)	(0.34)	(1.38)	(1.72)
Year Ended June 30, 2014	11.35	0.43	2.25	2.68	(0.43)	(0.04)	(0.47)
HC Advisors Shares
Year Ended June 30, 2018	$10.49	$0.38	$0.21	$0.59	$(0.33)	$—	$(0.33)
Year Ended June 30, 2017	9.00	0.28	1.51	1.79	(0.30)	—	(0.30)
Year Ended June 30, 2016	11.18	0.28	(1.40)	(1.12)	(0.27)	(0.79)	(1.06)
Year Ended June 30, 2015	13.56	0.30	(0.96)	(0.66)	(0.34)	(1.38)	(1.72)
Year Ended June 30, 2014	11.36	0.43	2.24	2.67	(0.43)	(0.04)	(0.47)

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	Statement has been consolidated. See Note 2.O. in the Notes to Financial Statements for basis of consolidation.
(e)	For the period July 14, 2015 (commencement of operations) through June 30, 2016.
(f)	For the period January 12, 2016 (commencement of operations) through June 30, 2016.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$9.76	18.61%	$861,431	0.40%	0.35%	2.46%	28.82%
8.48	9.87%	764,818	0.42%	0.42%	1.99%	56.34%
7.87	(9.01)%	1,111,071	0.44%	0.44%	1.89%	130.01%
8.80	(22.91)%	1,193,003	0.63%	0.63%	1.40%	63.29%
11.64	19.64%	1,174,593	0.66%	0.66%	0.87%	61.70%

$9.76	18.61%	$698	0.65%	0.35%	2.38%	28.82%
8.48	10.01%	1,068	0.67%	0.42%	1.99%	56.34%
7.86	(9.12)%	1,351	0.69%	0.44%	1.86%	130.01%
8.80	(22.84)%	1,635	0.88%	0.63%	1.37%	63.29%
11.63	19.66%	1,621	0.91%	0.66%	0.81%	61.70%

$11.42	10.16%	$166,523	0.29%	0.29%	2.69%	15.54%
10.65	17.19%	148,643	0.35%	0.34%	2.70%	25.45%
9.34	(4.16)%	121,325	0.42%	0.42%	2.76%	35.90%

$11.41	10.17%	$1	0.54%	0.29%	2.67%	15.54%
10.64	17.08%	1	0.60%	0.34%	2.67%	25.45%
9.34	(4.16)%	1	0.67%	0.42%	2.76%	35.90%

$12.71	11.23%	$29,413	0.37%	0.31%	2.65%	17.01%
12.02	18.02%	27,992	0.57%	0.31%	2.85%	27.41%
10.75	8.81%	20,324	0.84%	0.31%	3.88%	25.63%

$12.72	11.22%	$1	0.62%	0.31%	2.72%	17.01%
12.03	18.00%	1	0.82%	0.31%	2.77%	27.41%
10.76	8.91%	1	1.09%	0.31%	3.88%	25.63%

$10.74	5.60%	$1,213,191	0.44%	0.44%	2.88%	29.94%
10.48	19.75%	1,234,134	0.43%	0.42%	2.74%	52.75%
9.00	(10.15)%	1,165,041	0.38%	0.37%	2.75%	42.41%
11.18	(4.50)%	1,522,384	0.38%	0.38%	2.61%	48.85%
13.56	23.72%	1,613,553	0.42%	0.42%	3.26%	55.23%

$10.75	5.60%	$1,661	0.69%	0.44%	2.77%	29.94%
10.49	19.87%	2,222	0.68%	0.42%	2.79%	52.75%
9.00	(10.16)%	1,986	0.63%	0.37%	2.64%	42.41%
11.18	(4.50)%	3,032	0.63%	0.38%	2.59%	48.85%
13.56	23.61%	3,136	0.67%	0.42%	3.24%	55.23%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:				Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)		Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Institutional International Equity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.38	$0.35		$0.26	$0.61	$(0.40)	$(0.02)	$(0.42)
Year Ended June 30, 2017	8.87	0.28		1.52	1.80	(0.29)	—	(0.29)
Year Ended June 30, 2016	10.58	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2015	12.58	0.29		(0.89)	(0.60)	(0.32)	(1.08)	(1.40)
Year Ended June 30, 2014	10.87	0.40		2.17	2.57	(0.40)	(0.46)	(0.86)
HC Advisors Shares
Year Ended June 30, 2018	$10.37	$0.30		$0.31	$0.61	$(0.40)	$(0.02)	$(0.42)
Year Ended June 30, 2017	8.86	0.28		1.52	1.80	(0.29)	—	(0.29)
Year Ended June 30, 2016	10.57	0.28		(1.28)	(1.00)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2015	12.57	0.30		(0.90)	(0.60)	(0.32)	(1.08)	(1.40)
Year Ended June 30, 2014	10.87	0.41		2.15	2.56	(0.40)	(0.46)	(0.86)
The Emerging Markets Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$17.92	$0.40	(c)	$(0.13)	$0.27	$(0.41)	$—	$(0.41)
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.58	0.37		(2.44)	(2.07)	(0.36)	—	(0.36)
Year Ended June 30, 2015	20.01	0.40		(2.11)	(1.71)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2014	17.51	0.35		2.51	2.86	(0.36)	—	(0.36)
HC Advisors Shares
Year Ended June 30, 2018	$17.92	$0.38	(c)	$(0.11)	$0.27	$(0.41)	$—	$(0.41)
Year Ended June 30, 2017	15.15	0.35		2.84	3.19	(0.42)	—	(0.42)
Year Ended June 30, 2016	17.57	0.39		(2.45)	(2.06)	(0.36)	—	(0.36)
Year Ended June 30, 2015	20.00	0.42		(2.13)	(1.71)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2014	17.51	0.35		2.50	2.85	(0.36)	—	(0.36)
The Core Fixed Income Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$9.80	$0.22		$(0.30)	$(0.08)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2017	10.01	0.19		(0.18)	0.01	(0.22)	—	(0.22)
Year Ended June 30, 2016	9.78	0.21		0.35	0.56	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2015	9.89	0.19		(0.07)	0.12	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2014	9.73	0.22		0.24	0.46	(0.25)	(0.05)	(0.30)
HC Advisors Shares
Year Ended June 30, 2018	$9.79	$0.23		$(0.30)	$(0.07)	$(0.23)	$—	$(0.23)
Year Ended June 30, 2017	10.01	0.20		(0.20)	—	(0.22)	—	(0.22)
Year Ended June 30, 2016	9.77	0.21		0.36	0.57	(0.24)	(0.09)	(0.33)
Year Ended June 30, 2015	9.88	0.19		(0.07)	0.12	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2014	9.73	0.21		0.24	0.45	(0.25)	(0.05)	(0.30)
The Fixed Income Opportunity Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$6.95	$0.38		$(0.10)	$0.28	$(0.38)	$—	$(0.38)
Year Ended June 30, 2017	6.62	0.39		0.33	0.72	(0.39)	—	(0.39)
Year Ended June 30, 2016	7.08	0.37		(0.43)	(0.06)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	7.65	0.38		(0.39)	(0.01)	(0.39)	(0.17)	(0.56)
Year Ended June 30, 2014	7.41	0.43		0.37	0.80	(0.43)	(0.13)	(0.56)
HC Advisors Shares
Year Ended June 30, 2018	$6.95	$0.42		$(0.14)	$0.28	$(0.38)	$—	$(0.38)
Year Ended June 30, 2017	6.62	0.38		0.34	0.72	(0.39)	—	(0.39)
Year Ended June 30, 2016	7.08	0.38		(0.44)	(0.06)	(0.38)	(0.02)	(0.40)
Year Ended June 30, 2015	7.65	0.38		(0.39)	(0.01)	(0.39)	(0.17)	(0.56)
Year Ended June 30, 2014	7.40	0.41		0.40	0.81	(0.43)	(0.13)	(0.56)

(a)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(b)	Portfolio turnover does not include TBA security transactions.
(c)	Calculated based on average shares outstanding.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(a)

$10.57	5.77%	$2,332,353	0.40%	0.40%	3.11%	40.38%
10.38	20.38%	2,452,608	0.40%	0.40%	2.83%	52.79%
8.87	(9.54)%	2,586,742	0.36%	0.36%	3.00%	43.96%
10.58	(4.38)%	2,869,985	0.36%	0.36%	2.69%	52.55%
12.58	24.16%	3,001,838	0.40%	0.40%	3.35%	64.38%

$10.56	5.78%	$1,868	0.65%	0.40%	2.78%	40.38%
10.37	20.40%	3,979	0.65%	0.40%	2.84%	52.79%
8.86	(9.56)%	3,554	0.61%	0.36%	2.98%	43.96%
10.57	(4.38)%	4,108	0.61%	0.36%	2.81%	52.55%
12.57	24.07%	3,598	0.65%	0.40%	3.27%	64.38%

$17.78	1.34%	$1,631,863	0.67%	0.67%	2.09%	54.90%
17.92	21.51%	1,775,379	0.59%	0.59%	2.04%	60.79%
15.15	(11.66)%	1,833,571	0.57%	0.57%	2.82%	40.02%
17.58	(8.48)%	1,893,047	0.59%	0.59%	2.32%	85.72%
20.01	16.48%	1,813,476	0.73%	0.73%	2.26%	75.84%

$17.78	1.34%	$1,451	0.92%	0.67%	1.97%	54.90%
17.92	21.51%	2,633	0.84%	0.59%	2.04%	60.79%
15.15	(11.61)%	2,349	0.82%	0.57%	2.69%	40.02%
17.57	(8.49)%	3,017	0.84%	0.59%	2.34%	85.72%
20.00	16.42%	2,861	0.98%	0.73%	2.25%	75.84%

$9.49	(0.85)%	$65,387	0.33%	0.33%	2.26%	43.79%	(b)
9.80	0.07%	85,653	0.33%	0.33%	1.97%	45.74%	(b)
10.01	5.87%	86,767	0.27%	0.27%	2.11%	58.47%	(b)
9.78	1.16%	96,952	0.27%	0.27%	1.90%	89.60%	(b)
9.89	4.78%	99,718	0.25%	0.25%	2.22%	75.17%	(b)

$9.49	(0.75)%	$1,362	0.58%	0.33%	2.25%	43.79%	(b)
9.79	(0.03)%	2,942	0.58%	0.33%	1.97%	45.74%	(b)
10.01	5.98%	2,625	0.52%	0.27%	2.11%	58.47%	(b)
9.77	1.16%	2,796	0.52%	0.27%	1.90%	89.60%	(b)
9.88	4.68%	2,730	0.50%	0.25%	2.22%	75.17%	(b)

$6.85	4.06%	$673,271	0.44%	0.44%	5.46%	37.57%
6.95	11.07%	673,681	0.43%	0.43%	5.53%	41.48%
6.62	(0.61)%	784,435	0.39%	0.39%	5.57%	66.76%	(b)
7.08	0.06%	810,466	0.32%	0.32%	5.27%	55.80%
7.65	11.23%	804,070	0.30%	0.30%	5.52%	82.94%

$6.85	4.06%	$362	0.69%	0.44%	5.43%	37.57%
6.95	11.08%	789	0.68%	0.43%	5.54%	41.48%
6.62	(0.60)%	1,012	0.64%	0.39%	5.58%	66.76%	(b)
7.08	0.07%	1,094	0.57%	0.32%	5.27%	55.80%
7.65	11.39%	1,050	0.55%	0.30%	5.52%	82.94%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (continued)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Tax Return of Capital
The U.S. Government Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$9.84	$0.17	$(0.25)	$(0.08)	$(0.17)	$—	$—
Year Ended June 30, 2017	10.30	0.15	(0.36)	(0.21)	(0.15)	(0.10)	—
Year Ended June 30, 2016	10.02	0.14	0.38	0.52	(0.14)	(0.10)	—
Year Ended June 30, 2015	9.94	0.12	0.08	0.20	(0.12)	—	—
Year Ended June 30, 2014	9.91	0.12	0.07	0.19	(0.13)	(0.03)	—
The Inflation Protected Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.03	$0.26	$(0.08)	$0.18	$(0.23)	$—	$—
Year Ended June 30, 2017	10.40	0.27	(0.35)	(0.08)	(0.29)	—	—
Year Ended June 30, 2016	10.02	0.11	0.29	0.40	(0.02)	—	—
Year Ended June 30, 2015	10.25	(0.03)	(0.14)	(0.17)	(0.03)	(0.01)	(0.02)
Period Ended June 30, 2014(d)	10.00	0.11	0.24	0.35	(0.10)	—	—
HC Advisors Shares
Year Ended June 30, 2018	$10.02	$0.27	$(0.08)	$0.19	$(0.23)	$—	$—
Year Ended June 30, 2017	10.39	0.23	(0.31)	(0.08)	(0.29)	—	—
Year Ended June 30, 2016	10.01	0.11	0.29	0.40	(0.02)	—	—
Year Ended June 30, 2015	10.26	(0.04)	(0.15)	(0.19)	(0.05)	(0.01)	—
Period Ended June 30, 2014(d)	10.00	0.12	0.24	0.36	(0.10)	—	—
The U.S. Corporate Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.03	$0.29	$(0.41)	$(0.12)	$(0.29)	$(0.03)	$—
Year Ended June 30, 2017	10.16	0.26	(0.10)	0.16	(0.26)	(0.03)	—
Year Ended June 30, 2016	9.88	0.27	0.48	0.75	(0.27)	(0.20)	—
Year Ended June 30, 2015	10.24	0.27	(0.27)	—	(0.27)	(0.09)	—
Year Ended June 30, 2014	9.97	0.31	0.44	0.75	(0.32)	(0.16)	—
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$9.59	$0.21	$(0.23)	$(0.02)	$(0.25)	$—	$—
Year Ended June 30, 2017	9.88	0.18	(0.22)	(0.04)	(0.25)	—	—
Year Ended June 30, 2016	9.81	0.21	0.14	0.35	(0.28)	—	—
Year Ended June 30, 2015	9.87	0.19	—	0.19	(0.25)	—	—
Year Ended June 30, 2014	9.78	0.21	0.18	0.39	(0.30)	—	—

(a)	Not annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(d)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.
(e)	Portfolio turnover does not include TBA security transactions.

See accompanying notes to financial statements.

Distributions to Shareholders:				Ratios/Supplementary Data:
Total Distributions to Shareholders	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers(b)	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers(b)	Ratio of Net Investment Income (Loss) to Average Net Assets(b)	Portfolio Turnover Rate(a)(c)

$(0.17)	$9.59	(0.79)%	$233,377	0.19%	0.19%	1.81%	32.58%
(0.25)	9.84	(2.03)%	215,595	0.19%	0.19%	1.47%	46.76%
(0.24)	10.30	5.26%	241,795	0.17%	0.17%	1.38%	50.10%
(0.12)	10.02	2.03%	262,998	0.17%	0.17%	1.21%	99.54%
(0.16)	9.94	1.91%	246,914	0.18%	0.18%	1.29%	62.52%

$(0.23)	$9.98	1.83%	$401,456	0.16%	0.16%	2.66%	20.77%
(0.29)	10.03	(0.81)%	361,996	0.15%	0.15%	2.31%	21.69%
(0.02)	10.40	3.99%	493,152	0.15%	0.15%	1.11%	20.88%
(0.06)	10.02	(1.72)%	510,176	0.18%	0.18%	(0.25)%	27.12%
(0.10)	10.25	3.50%	526,458	0.15%	0.15%	4.55%	18.56%

$(0.23)	$9.98	1.93%	$1	0.41%	0.16%	2.70%	20.77%
(0.29)	10.02	(0.81)%	1	0.40%	0.15%	2.28%	21.69%
(0.02)	10.39	4.00%	1	0.40%	0.15%	1.09%	20.88%
(0.06)	10.01	(1.91)%	1	0.43%	0.18%	(0.25)%	27.12%
(0.10)	10.26	3.60%	1	0.40%	0.15%	4.58%	18.56%

$(0.32)	$9.59	(1.21)%	$286,956	0.20%	0.20%	3.00%	44.69%
(0.29)	10.03	1.62%	254,908	0.19%	0.19%	2.59%	40.47%
(0.47)	10.16	7.92%	289,331	0.19%	0.19%	2.84%	64.20%
(0.36)	9.88	(0.01)%	223,329	0.28%	0.28%	2.60%	158.19%
(0.48)	10.24	7.76%	257,604	0.33%	0.33%	3.16%	130.81%

$(0.25)	$9.32	(0.20)%	$205,138	0.23%	0.23%	2.24%	17.13%	(e)
(0.25)	9.59	(0.38)%	183,834	0.22%	0.22%	1.86%	17.58%	(e)
(0.28)	9.88	3.67%	208,969	0.19%	0.19%	2.12%	15.24%	(e)
(0.25)	9.81	1.97%	252,028	0.17%	0.17%	1.91%	29.92%	(e)
(0.30)	9.87	4.04%	250,632	0.17%	0.17%	2.12%	26.46%	(e)

See accompanying notes to financial statements.

HC CAPITAL TRUST

Financial Highlights (concluded)

Selected data for a share outstanding throughout the periods indicated.

		Change in Net Assets Resulting From Operations:			Distributions to Shareholders:
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized/ Unrealized Gains/ (Losses) on Investments	Total from Operations	Net Investment Income	Net Realized Gains from Investments	Total Distributions to Shareholders
The Short-Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$9.87	$0.11	$(0.08)	$0.03	$(0.10)	$—	$(0.10)
Year Ended June 30, 2017	9.96	0.10	(0.09)	0.01	(0.10)	—	(0.10)
Year Ended June 30, 2016	9.94	0.12	0.02	0.14	(0.12)	— (b)	(0.12)
Year Ended June 30, 2015	10.04	0.12	(0.10)	0.02	(0.12)	—	(0.12)
Year Ended June 30, 2014	10.05	0.12	0.01	0.13	(0.12)	(0.02)	(0.14)
The Intermediate Term Municipal Bond Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.08	$0.19	$(0.18)	$0.01	$(0.19)	$—	$(0.19)
Year Ended June 30, 2017	10.25	0.20	(0.17)	0.03	(0.20)	—	(0.20)
Year Ended June 30, 2016	10.06	0.21	0.19	0.40	(0.21)	—	(0.21)
Year Ended June 30, 2015	10.11	0.21	(0.05)	0.16	(0.21)	—	(0.21)
Year Ended June 30, 2014	9.96	0.25	0.15	0.40	(0.25)	—	(0.25)
HC Advisors Shares
Year Ended June 30, 2018	$10.08	$0.20	$(0.19)	$0.01	$(0.19)	$—	$(0.19)
Year Ended June 30, 2017	10.25	0.20	(0.17)	0.03	(0.20)	—	(0.20)
Year Ended June 30, 2016	10.06	0.21	0.19	0.40	(0.21)	—	(0.21)
Year Ended June 30, 2015	10.11	0.21	(0.05)	0.16	(0.21)	—	(0.21)
Year Ended June 30, 2014	9.96	0.25	0.15	0.40	(0.25)	—	(0.25)
The Intermediate Term Municipal Bond II Portfolio
HC Strategic Shares
Year Ended June 30, 2018	$10.30	$0.22	$(0.21)	$0.01	$(0.22)	$— (b)	$(0.22)
Year Ended June 30, 2017	10.58	0.22	(0.27)	(0.05)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2016	10.31	0.21	0.27	0.48	(0.21)	— (b)	(0.21)
Year Ended June 30, 2015	10.41	0.19	(0.06)	0.13	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2014	10.28	0.22	0.16	0.38	(0.22)	(0.03)	(0.25)
HC Advisors Shares
Year Ended June 30, 2018	$10.30	$0.22	$(0.21)	$0.01	$(0.22)	$— (b)	$(0.22)
Year Ended June 30, 2017	10.59	0.22	(0.28)	(0.06)	(0.22)	(0.01)	(0.23)
Year Ended June 30, 2016	10.31	0.21	0.28	0.49	(0.21)	— (b)	(0.21)
Year Ended June 30, 2015	10.41	0.19	(0.06)	0.13	(0.19)	(0.04)	(0.23)
Year Ended June 30, 2014	10.29	0.22	0.15	0.37	(0.22)	(0.03)	(0.25)

(a)	Portfolio turnover is calculated on the basis of the Portfolio, as a whole, without distinguishing between the classes of shares issued.
(b)	Amount rounds to less than $0.005 per share.

See accompanying notes to financial statements.

			Ratios/Supplementary Data:
Net Asset Value, End of Period	Total Return	Net Assets at End of Period (in thousands)	Ratio of Expenses to Average Net Assets, Prior to Expenses Paid Indirectly and Waivers	Ratio of Expenses to Average Net Assets, Net of Expenses Paid Indirectly and Waivers	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate(a)

$9.80	0.34%	$79,612	0.33%	0.33%	1.23%	18.84%
9.87	0.12%	17,788	0.35%	0.35%	1.05%	25.02%
9.96	1.37%	18,665	0.31%	0.31%	1.13%	38.47%
9.94	0.19%	20,933	0.31%	0.31%	1.18%	26.24%
10.04	1.26%	21,703	0.29%	0.29%	1.16%	25.15%

$9.90	0.13%	$383,200	0.29%	0.29%	1.94%	26.27%
10.08	0.28%	385,133	0.28%	0.28%	1.94%	19.75%
10.25	4.05%	406,302	0.26%	0.26%	2.08%	30.35%
10.06	1.54%	420,423	0.24%	0.24%	2.03%	25.67%
10.11	4.10%	423,257	0.29%	0.29%	2.49%	34.05%

$9.90	0.14%	$1,008	0.54%	0.29%	1.94%	26.27%
10.08	0.28%	1,437	0.53%	0.28%	1.94%	19.75%
10.25	4.05%	1,400	0.51%	0.26%	2.08%	30.35%
10.06	1.54%	1,985	0.49%	0.24%	2.03%	25.67%
10.11	4.10%	2,490	0.54%	0.29%	2.48%	34.05%

$10.09	0.07%	$77,455	0.27%	0.27%	2.14%	21.56%
10.30	(0.41)%	74,163	0.27%	0.27%	2.13%	15.48%
10.58	4.77%	75,147	0.25%	0.25%	2.03%	11.22%
10.31	1.31%	77,102	0.25%	0.25%	1.85%	21.51%
10.41	3.76%	77,702	0.25%	0.25%	2.12%	17.84%

$10.09	0.07%	$260	0.52%	0.27%	2.13%	21.56%
10.30	(0.50)%	372	0.52%	0.27%	2.13%	15.48%
10.59	4.87%	408	0.50%	0.25%	2.02%	11.22%
10.31	1.31%	575	0.50%	0.25%	1.85%	21.51%
10.41	3.66%	724	0.50%	0.25%	2.11%	17.84%

See accompanying notes to financial statements.

HC CAPITAL TRUST

Notes to Financial Statements — June 30, 2018

1.    DESCRIPTION.    HC Capital Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management series investment company. The Trust is a Delaware statutory trust which was organized on December 15, 1994. As of June 30, 2018, the Trust offered twenty-two separate investment portfolios: The Value Equity Portfolio (“Value Portfolio”), The Institutional Value Equity Portfolio (“Institutional Value Portfolio”), The Growth Equity Portfolio (“Growth Portfolio”), The Institutional Growth Equity Portfolio (“Institutional Growth Portfolio”), The Small Capitalization-Mid Capitalization Equity Portfolio (“Small Cap-Mid Cap Portfolio”), The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (“Institutional Small Cap-Mid Cap Portfolio”), The Real Estate Securities Portfolio (“Real Estate Portfolio”), The Commodity Returns Strategy Portfolio (“Commodity Portfolio”), The ESG Growth Portfolio (“ESG Growth Portfolio”), The Catholic SRI Growth Portfolio (“Catholic SRI Growth Portfolio”), The International Equity Portfolio (“International Portfolio”), The Institutional International Equity Portfolio (“Institutional International Portfolio”), The Emerging Markets Portfolio (“Emerging Markets Portfolio”), The Core Fixed Income Portfolio (“Core Fixed Income Portfolio”), The Fixed Income Opportunity Portfolio (“Fixed Opportunity Portfolio”), The U.S. Government Fixed Income Securities Portfolio (“U.S. Government Fixed Income Portfolio”), The Inflation Protected Securities Portfolio (“Inflation Protected Portfolio”), The U.S. Corporate Fixed Income Securities Portfolio (“U.S. Corporate Fixed Income Portfolio”), The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (“U.S. Mortgage/Asset Backed Fixed Income Portfolio”), The Short-Term Municipal Bond Portfolio (“Short-Term Municipal Portfolio”), The Intermediate Term Municipal Bond Portfolio (“Intermediate Municipal Portfolio”), and The Intermediate Term Municipal Bond II Portfolio (“Intermediate Municipal II Portfolio) (each a “Portfolio” and collectively the “Portfolios”).

Each Portfolio is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 each in two classes of shares: HC Advisors Shares and HC Strategic Shares. As of June 30, 2018, the HC Advisors Shares for U.S. Government Fixed Income Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, and Short-Term Municipal Portfolio had not yet commenced operations and the HC Advisors Shares were not currently active for the Real Estate Portfolio. Each class of shares for each of the Portfolios has identical rights and privileges except with respect to voting rights on matters affecting a single class of shares. The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co., LLC.

During the fiscal year ended June 30, 2018, all the Portfolios in the Trust, except the Real Estate Portfolio, the ESG Growth Portfolio, and the Catholic SRI Growth Portfolio were diversified Portfolios under the 1940 Act. The Real Estate Portfolio, the ESG Growth Portfolio, and the Catholic SRI Growth Portfolio were classified as non-diversified Portfolios, which means that they may concentrate their investments in the securities of a limited number of issuers. The ESG Growth Portfolio and the Catholic SRI Growth Portfolio, however, operated with diversified investment portfolios.

As is customary, the Trust’s organizational documents permit the Trust to indemnify its officers and trustees against certain liabilities under certain circumstances. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that also permit the indemnification of parties to the contract under certain circumstances. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust.

2.    SIGNIFICANT ACCOUNTING POLICIES.    The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The Portfolios are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services — Investment Companies.” The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of the Portfolios’ financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A.    Portfolio Valuation.    The net asset value (“NAV”) per share of each Portfolio is determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time, on days the NYSE is open. Each class’s NAV per share is calculated by adding the market value or fair value, as applicable, of all securities and other assets of the Portfolio, subtracting its liabilities and dividing the result by the number of its outstanding shares.

B.    Securities Valuation.    Security values are ordinarily obtained through the use of independent pricing services in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Pursuant to such procedures, the

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolios may use a pricing service, bank, or broker-dealer experienced in such matters to value the Portfolio’s securities. When reliable market quotations are not readily available for any security, the fair value of that security will be determined by a committee established by the Board in accordance with procedures adopted by the Board. The fair valuation process is designed to value the subject security at the price the Portfolio would reasonably expect to receive upon its current sale. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

For disclosure purposes, the Trust has a three-tier fair value hierarchy that is dependent upon the observability of various “inputs” used to determine the value of the Portfolios’ investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical assets

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including a Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Equity Securities (Common and Preferred Stock and Exchange-Traded Funds): Readily marketable portfolio securities listed on a securities exchange, including NASDAQ, are valued at the closing price on the exchange or at the NASDAQ Official Closing Price. If there have been no sales on such exchange, the securities are valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Readily marketable securities traded only in the over-the-counter market are valued at the closing price and are typically categorized as Level 1 in the fair value hierarchy, or, if there have been no sales, are valued at the mean of the last reported bid and asked prices and are typically categorized as Level 2 in the fair value hierarchy.

Securities listed on a foreign exchange are valued at the closing price on that exchange provided that where the prices of such securities are denominated in foreign currencies, such prices are converted into U.S. dollars at the bid price of such currencies against U.S. dollars at the time of the NAV calculation. If there have been no sales on such exchange, the security is valued at the closing bid price. In each of these situations, valuations are typically categorized as Level 1 in the fair value hierarchy. Fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. Such securities may be valued at fair value in accordance with procedures adopted by the Board. Management identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, a Portfolio may use a systematic valuation model provided by an independent third party to fair value its international securities. Such systematic valuations are typically categorized as Level 2 in the fair value hierarchy.

Mutual Funds:    Mutual funds are valued at their respective daily net asset value and are typically categorized as Level 1 in the fair value hierarchy.

Fixed Income Securities (Corporate, Municipal and Foreign Bonds, U.S. Government and Agency Securities and Inflation Indexed Bonds):    Fixed income securities are valued using various inputs including benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and industry and market events, and are typically categorized as Level 2 in the fair value hierarchy.

Asset-Backed and Mortgage-Backed Securities:    In addition to the inputs discussed above for fixed-income securities, asset-backed and mortgage-backed securities are valued using new issue data, monthly payment information and collateral performance, and are typically categorized as Level 2 in the fair value hierarchy.

Short-Term Obligations:    Short-term obligations with maturities of 60 days or less may also be valued at amortized cost, which constitutes fair value as determined by the Board. Such securities are typically categorized as Level 2 in the fair value hierarchy.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Derivative Instruments (Futures, Options, Swaps and Forward Currency Contracts): Swaps are valued using interdealer broker rates, benchmark yields, and swap details and are typically categorized as Level 2 in the fair value hierarchy. Exchange traded futures, swaps and options are valued using quoted prices from the exchange and are typically categorized as Level 1 in the fair value hierarchy. Forward currency contracts are valued using market quotes posted by major currency dealers and are typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the inputs used to value the following Portfolios’ securities as of June 30, 2018 (amounts in thousands). The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Portfolio.

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total
Value Portfolio
Common Stocks	$555,658	$—	$—	$555,658
Time Deposit	—	9	—	9
Mutual Funds	42,439	—	—	42,439
Repurchase Agreement	—	11	—	11

Total Investment Securities	$598,097	$20	$—	$598,117

Other Financial Instruments[1]
Futures	$(714)	$—	$—	$(714)

Total Investments	$597,383	$20	$—	$597,403

Institutional Value Portfolio
Common Stocks	$800,365	$—	$—	$800,365
U.S. Treasury Obligations	—	145	—	145
Time Deposit	—	38	—	38
Mutual Funds	121,815	—	—	121,815

Total Investment Securities	$922,180	$183	$—	$922,363

Other Financial Instruments[1]
Futures	$(2,219)	$—	$—	$(2,219)

Total Investments	$919,961	$183	$—	$920,144

Growth Portfolio
Common Stocks	$784,365	$—	$—	$784,365
Time Deposit	—	5,212	—	5,212
Exchange-Traded Fund	5,269	—	—	5,269
Mutual Fund	13,818	—	—	13,818

Total Investment Securities	$803,452	$5,212	$—	$808,664

Other Financial Instruments[1]
Futures	$(35)	$—	$—	$(35)

Total Investments	$803,417	$5,212	$—	$808,629

Institutional Growth Portfolio
Common Stocks	$1,113,277	$—	$—	$1,113,277
U.S. Treasury Obligations	—	174	—	174
Time Deposit	—	6,045	—	6,045
Mutual Funds	66,574	—	—	66,574
Repurchase Agreement	—	993	—	993

Total Investment Securities	$1,179,851	$7,212	$—	$1,187,063

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs		LEVEL 3 – Significant Unobservable Inputs	Total

Institutional Growth Portfolio (continued)
Other Financial Instruments[1]
Futures	$(907)	$—		$—	$(907)

Total Investments	$1,178,944	$7,212		$—	$1,186,156

Small Cap–Mid Cap Portfolio
Common Stocks	$97,759	$—	*	$—	$97,759
Contingent Rights	—	—		—	—
Time Deposit	—	2,829		—	2,829
Mutual Funds	10,908	—		—	10,908
Repurchase Agreement	—	1,290		—	1,290

Total Investment Securities	$108,667	$4,119		$—	$112,786

Other Financial Instruments[1]
Futures	$(114)	$—		$—	$(114)

Total Investments	$108,553	$4,119		$—	$112,672

Institutional Small Cap–Mid Cap Portfolio
Common Stocks	$151,606	$—		$—	$151,606
Contingent Right	—	—		—	—
U.S. Treasury Obligations	—	20		—	20
Time Deposit	—	936		—	936
Mutual Funds	9,663	—		—	9,663
Repurchase Agreement	—	3,330		—	3,330

Total Investment Securities	$161,269	$4,286		$—	$165,555

Other Financial Instruments[1]
Futures	$(95)	$—		$—	$(95)

Total Investments	$161,174	$4,286		$—	$165,460

Real Estate Portfolio
Common Stocks	$110,575	$—		$—	$110,575
Mutual Funds	20,337	—		—	20,337

Total Investment Securities	$130,912	$—		$—	$130,912

Other Financial Instruments[1]
Futures	$273	$—		$—	$273

Total Investments	$131,185	$—		$—	$131,185

Commodity Portfolio
Common Stocks	$720,500	$284		$—	$720,784
Preferred Stocks	4,845	—		—	4,845
Right	—	69		—	69
Corporate Bonds	—	25,471		—	25,471
Yankee Dollar	—	1,949		—	1,949
Time Deposit	—	4,399		—	4,399
Mutual Funds	70,007	—		—	70,007
Purchased Options	96	—		—	96
Repurchase Agreements	—	31,953		—	31,953

Total Investment Securities	$795,448	$64,125		$—	$859,573

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

Commodity Portfolio (continued)
Other Financial Instruments[1]
Futures	$(977)	$—	$—	$(977)
Written Option	—	—	—	—
Total Return Swap Agreements	—	(73)	—	(73)
Commodity Forward Swap Agreements	—	(31)	—	(31)

Total Investments	$794,471	$64,021	$—	$858,492

ESG Growth Portfolio
Common Stocks	$162,611	$—	$—	$162,611
Preferred Stock	49	—	—	49
Right	—	—	—	—
Mutual Funds	2,363	—	—	2,363

Total Investment Securities	$165,023	$—	$—	$165,023

Other Financial Instruments[1]
Futures	$(29)	$—	$—	$(29)

Total Investments	$164,994	$—	$—	$164,994

Catholic SRI Growth Portfolio
Common Stocks	$28,933	$—	$—	$28,933
Preferred Stock	9	—	—	9
Right	—	—	—	—
Mutual Fund	130	—	—	130

Total Investment Securities	$29,072	$—	$—	$29,072

International Portfolio
Common Stocks	$1,055,967	$40	$—	$1,056,007
Preferred Stocks	21,691	—	—	21,691
Right	—	—	—	—
Time Deposit	—	25,972	—	25,972
Mutual Funds	23,147	—	—	23,147
Repurchase Agreement	—	2,330	—	2,330

Total Investment Securities	$1,100,805	$28,342	$—	$1,129,147

Other Financial Instruments[1]
Futures	$(2,684)	$—	$—	$(2,684)

Total Investments	$1,098,121	$28,342	$—	$1,126,463

Institutional International Portfolio
Common Stocks	$2,118,328	$44	$—	$2,118,372
Preferred Stocks	25,542	—	—	25,542
Rights	—	1	—	1
Time Deposit	—	23,062	—	23,062
Mutual Funds	158,781	—	—	158,781
Repurchase Agreement	—	16,431	—	16,431

Total Investment Securities	$2,302,651	$39,538	$—	$2,342,189

Other Financial Instruments[1]
Futures	$(1,522)	$—	$—	$(1,522)

Total Investments	$2,301,129	$39,538	$—	$2,340,667

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

Emerging Markets Portfolio
Common Stocks	$1,521,086	$18,198	$—	$1,539,284
Preferred Stocks	31,661	—	—	31,661
Time Deposit	—	8,347	—	8,347
Exchange-Traded Fund	4,575	—	—	4,575
Mutual Funds	29,320	—	—	29,320
Repurchase Agreement	—	10,162	—	10,162

Total Investment Securities	$1,586,642	$36,707	$—	$1,623,349

Other Financial Instruments[1]
Futures	$(123)	$—	$—	$(123)

Total Investments	$1,586,519	$36,707	$—	$1,623,226

Core Fixed Income Portfolio
Asset Backed Securities	$—	$333	$—	$333
Collateralized Mortgage Obligations	—	1,049	—	1,049
U.S. Government Agency Mortgages	—	15,114	—	15,114
U.S. Government Agency Securities	—	917	—	917
Corporate Bonds	—	22,182	—	22,182
U.S. Treasury Obligations	—	22,495	—	22,495
Yankee Dollars	—	4,028	—	4,028
Time Deposit	—	29	—	29
Mutual Funds	2,343	—	—	2,343

Total Investment Securities	$2,343	$66,147	$—	$68,490

Other Financial Instruments[2]
TBA Sale Commitments	$—	$(147)	$—	$(147)

Total Investments	$2,343	$66,000	$—	$68,343

Fixed Opportunity Portfolio
Collateralized Mortgage Obligations	$—	$132,166	$—	$132,166
U.S. Government Agency Mortgages	—	22,206	—	22,206
Corporate Bonds	—	359,749	—	359,749
Yankee Dollars	—	83,517	—	83,517
Time Deposit	—	2,407	—	2,407
Exchange-Traded Fund	35,475	—	—	35,475
Mutual Funds	51,555	—	—	51,555
Repurchase Agreement	—	34,800	—	34,800

Total Investment Securities	$87,030	$634,845	$—	$721,875

Other Financial Instruments[1]
Futures	$(254)	$—	$—	$(254)
Credit Default Swap Agreements	—	(259)	—	(259)

Total Investments	$86,776	$634,586	$—	$721,362

U.S. Government Fixed Income Portfolio
U.S. Government Agency Securities	$—	$9,298	$—	$9,298
U.S. Treasury Obligations	—	222,098	—	222,098
Yankee Dollar	—	129	—	129
Time Deposit	—	885	—	885
Mutual Fund	542	—	—	542

Total Investment Securities	$542	$232,410	$—	$232,952

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolio	LEVEL 1 – Quoted Prices	LEVEL 2 – Other Significant Observable Inputs	LEVEL 3 – Significant Unobservable Inputs	Total

Inflation Protected Portfolio
U.S. Treasury Obligations	$—	$380,610	$—	$380,610
Mutual Fund	20,091	—	—	20,091

Total Investment Securities	$20,091	$380,610	$—	$400,701

U.S. Corporate Fixed Income Portfolio
Corporate Bonds	$—	$223,484	$—	$223,484
Yankee Dollars	—	42,023	—	42,023
Mutual Funds	18,669	—	—	18,669

Total Investment Securities	$18,669	$265,507	$—	$284,176

U.S. Mortgage/Asset Backed Fixed Income Portfolio
Asset Backed Securities	$—	$3,735	$—	$3,735
Collateralized Mortgage Obligations	—	11,690	—	11,690
U.S. Government Agency Mortgages	—	177,433	—	177,433
Yankee Dollars	—	405	—	405
Mutual Fund	39,124	—	—	39,124

Total Investment Securities	$39,124	$193,263	$—	$232,387

Other Financial Instruments[2]
TBA Sale Commitments	—	(464)	—	(464)

Total Investments	$39,124	$192,799	$—	$231,923

Short-Term Municipal Portfolio
Municipal Bonds	$—	$78,612	$—	$78,612
Mutual Fund	1,676	—	—	1,676

Total Investment Securities	$1,676	$78,612	$—	$80,288

Intermediate Municipal Portfolio
Municipal Bonds	$—	$381,086	$—	$381,086
Corporate Bond	—	—	—	—
Time Deposit	—	4	—	4
Mutual Fund	3,517	—	—	3,517

Total Investment Securities	$3,517	$381,090	$—	$384,607

Intermediate Municipal II Portfolio
Municipal Bonds	$—	$76,475	$—	$76,475
Mutual Fund	667	—	—	667

Total Investment Securities	$667	$76,475	$—	$77,142

Amounts designated as “—” are $0 or have been rounded to $0.

*	Represents a security that was fair valued as of June 30, 2018 at $0.

[1]

Other Financial Instruments are derivative instruments not reflected in the total investments, such as futures and currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and written options and swap agreements, which are valued at fair value.

[2]	Represents a “to be announced” transaction. The Portfolio has committed to sell securities for which all specific information is not available at the time.

The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers between levels during the year ended June 30, 2018.

C.    Securities Transactions and Investment Income.    For financial reporting purposes, portfolio securities transactions are reported on trade date. However, for daily NAV determination, portfolio securities transactions are reflected no later than

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Notes to Financial Statements (continued) — June 30, 2018

in the first calculation on the first business day following trade date. Dividend income is recognized on the ex-dividend date and foreign dividends are recognized as soon as reliable information is available from the Portfolio’s sources. Interest income, including amortization of premium and accretion of discount on investments, is accrued daily. Realized gains and losses from securities transactions are determined by comparing the identified cost of the security lot sold to the net sales proceeds. Realized gains and losses from principal payment transactions on mortgage-backed and asset-backed securities are classified as investment income or loss for financial reporting purposes.

For certain securities, including real estate investment trusts, the Portfolio records distributions received in excess of income as a reduction of the cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available. Actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Portfolio records adjustments to the estimated amounts of the components of distributions to investment income, unrealized appreciation/depreciation and realized gain/loss on investments as necessary, once the issuers provide information about the actual composition of the distributions.

D.    Restricted Securities.    A restricted security is a security that cannot be offered for public sale without prior registration under the Securities Act of 1933 (the “1933 Act”) (absent an exemption). Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered illiquid. At June 30, 2018, all restricted securities were deemed liquid.

E.    Allocations.    Expenses directly attributable to a Portfolio are charged to that Portfolio. Class-specific expenses, if any, are borne by that class. Other expenses are allocated proportionately among the Portfolios in relation to the net assets of each Portfolio or by another appropriate method. Income, non-class-specific expenses and realized and unrealized gains and losses are allocated to the respective classes based on relative net assets.

F.    Dividends and Capital Gain Distributions to Shareholders.    The Core Fixed Income Portfolio, U.S. Government Fixed Income Portfolio, Inflation Protected Portfolio, U.S. Corporate Fixed Income Portfolio, U.S. Mortgage/Asset Backed Fixed Income Portfolio, Short-Term Municipal Portfolio, Intermediate Municipal Portfolio, and Intermediate Municipal II Portfolio declare and distribute dividends from net investment income, if any, on a monthly basis. The Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, ESG Growth Portfolio, Catholic SRI Growth Portfolio and Fixed Opportunity Portfolio declare and distribute dividends from net investment income, if any, on a quarterly basis. The International Portfolio and Institutional International Portfolio declare and distribute dividends from net investment income, if any, on a semiannual basis. The Emerging Markets Portfolio declares and distributes dividends from net investment income, if any, on an annual basis. Net realized capital gains, if any, are declared and distributed at least annually by each Portfolio.

G.    Repurchase Agreements.    Among the instruments that each of the Portfolios may use for temporary investment purposes are repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security from the Portfolio at an agreed-upon price and date. Repurchase agreements may involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon the Portfolio’s ability to dispose of the underlying securities. The creditworthiness of those banks and non-bank dealers with which the Portfolios may enter into repurchase agreements are monitored in accordance with guidelines adopted by the Board, as is the market value of the securities underlying any repurchase agreement to ensure that the seller’s obligation to repurchase is collateralized by an amount at least equal to the repurchase price including accrued interest. All repurchase agreements are fully collateralized by cash and/or government securities (as defined in the 1940 Act). If approved by the Adviser, repurchase agreements may also be fully collateralized by other securities that, at the time the repurchase agreement is entered into, are determined by the Board, or its authorized delegate, to be (i) issued by an issuer that has an exceptionally strong capacity to meet its obligations on the collateral, and (ii) sufficiently liquid that they can be sold by the Portfolio at approximately their carrying value in the ordinary course of business within seven calendar days. Master Repurchase Agreements (“MRA”) permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Portfolios. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Portfolios receive securities as collateral with a market value in excess of the repurchase price to be received by the

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Notes to Financial Statements (continued) — June 30, 2018

Portfolios upon the maturity of the transaction. Upon a bankruptcy or insolvency of the counterparty, the Portfolios would recognize a liability with respect to such excess collateral to reflect the Portfolio’s obligation under bankruptcy law to return the excess to the counterparty.

The following table is a summary of each Portfolio’s open repurchase agreements that are subject to offset under an MRA on a net basis as of June 30, 2018 (amounts in thousands):

Portfolio	Value of Repurchase Agreements	Value of Collateral Received	Net Amount
Commodity Portfolio	$26,300	$26,300	$—

H.    TBA Purchase and Sale Commitments.    Certain of the Portfolios may enter into “TBA” (to be announced) commitments to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBA commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Securities Valuation” above.

I.    Commission Recapture.    Certain of the Portfolios participate in a commission recapture program. These Portfolios will utilize the recaptured commissions to pay for, in whole or in part, certain expenses of the Portfolios, excluding investment advisory and distribution fees. The expenses eligible to be paid will include, but are not limited to, administrative service fees, audit fees, custodian fees, legal fees and printing expenses, as directed by the Trust. These amounts are disclosed as “Expenses paid indirectly” on the Statements of Operations.

For the year ended June 30, 2018, the following commissions were recaptured:

Portfolio	Commissions Recaptured (000)
Value Portfolio	$24
Institutional Value Portfolio	28
Growth Portfolio	23
Institutional Growth Portfolio	12
Small Cap–Mid Cap Portfolio	11
Institutional Small Cap–Mid Cap Portfolio	3
International Portfolio	8
Institutional International Portfolio	11
Emerging Markets Portfolio	9

J.    Foreign Exchange Transactions.    The books and records of the Portfolios are maintained in U.S. dollars. Non-U.S. dollar denominated amounts are translated into U.S. dollars as follows, with the resultant exchange gains and losses recorded in the Statements of Operations:

i)	value of investment securities and other assets and liabilities at the exchange rate on the valuation date; and

ii)	purchases and sales of investment securities and income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Portfolios do not isolate realized and unrealized gains and losses attributable to changes in the exchange rates from gains and losses that arise from changes in the value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments.

Dividends and interest from non-U.S. sources received by a Portfolio are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and each Portfolio intends to, if reasonable, undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of a Portfolio’s total assets at the close of any taxable year consists of stock or securities of non-U.S. corporations, the Portfolio may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

The Portfolios may be subject to foreign taxes on gains in investments or currency repatriation. The Portfolios accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

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Notes to Financial Statements (continued) — June 30, 2018

K.    Derivative Instruments.    Certain of the Portfolios may invest in various financial instruments including positions in forward currency contracts, financial futures contracts, options contracts and swap agreements.

The following is a summary of the fair value of derivative instruments held by the Portfolios as of June 30, 2018 (amounts in thousands).

	Assets
Portfolio	Unrealized appreciation on futures contracts*	Investments, at value for purchased options	Investments, at value for written options	Unrealized appreciation on forward currency contracts*	Swap agreements, at value*
Equity Risk Exposure:
Real Estate Portfolio	$273	$—	$—	$—	$—
Commodity Portfolio	22	—	—	—	—

Foreign Exchange Rate Risk Exposure:
International Portfolio	63	—	—	—	—
Institutional International Portfolio	132	—	—	—	—

Commodity Risk Exposure:
Commodity Portfolio	497	96	—	—	—

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	119	—	—	—	—

	Liabilities
Portfolio	Net unrealized depreciation on futures contracts*	Purchased options, at fair value	Written options, at fair value	Unrealized depreciation on forward currency contracts*	Swap agreements, at value*
Equity Risk Exposure:
Value Portfolio	$714	$—	$—	$—	$—
Institutional Value Portfolio	2,219	—	—	—	—
Growth Portfolio	35	—	—	—	—
Institutional Growth Portfolio	907	—	—	—	—
Small Cap–Mid Cap Portfolio	114	—	—	—	—
Institutional Small Cap–Mid Cap Portfolio	95	—	—	—	—
Commodity Portfolio	193	—	—	—	—
ESG Growth Portfolio	29	—	—	—	—
International Portfolio	2,747	—	—	—	—
Institutional International Portfolio	1,654	—	—	—	—
Emerging Markets Portfolio	123	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	56	—	—	—	—

Commodity Risk Exposure:
Commodity Portfolio	1,247	—	—	—	104

Interest Rate Risk Exposure:
Fixed Opportunity Portfolio	373	—	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	—	—	—	259

*

Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts and centrally cleared swaps, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin.

Amounts designated as “—” are $0 or have been rounded to $0.

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Notes to Financial Statements (continued) — June 30, 2018

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended June 30, 2018 (amounts in thousands):

Portfolio	Net realized gains/(losses) from futures transactions	Net realized gains/(losses) from written options transactions	Net realized gains/(losses) from purchased options transactions	Net realized gains/(losses) from forward currency contracts	Net realized gains/(losses) from swap transactions
Equity Risk Exposure:
Value Portfolio	$2,885	$—	$—	$—	$—
Institutional Value Portfolio	8,188	—	—	—	—
Growth Portfolio	2,790	—	—	—	—
Institutional Growth Portfolio	4,726	—	—	—	—
Small Cap–Mid Cap Portfolio	626	—	—	—	—
Institutional Small Cap–Mid Cap Portfolio	1,015	—	—	—	—
Real Estate Portfolio	450	—	—	—	—
Commodity Portfolio	2,512	—	—	—	—
ESG Growth Portfolio	152	—	—	—	—
International Portfolio	1,884	—	—	—	—
Institutional International Portfolio	5,900	—	—	—	—
Emerging Markets Portfolio	4,866	—	—	—	—

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	495	—	—	174	—
International Portfolio	397	—	—	(25)	—
Institutional International Portfolio	—	—	—	293	—
Emerging Markets Portfolio	—	—	—	131	—

Commodity Risk Exposure:
Commodity Portfolio	4,326	15	(62)	—	2,584

Interest Rate Risk Exposure:
Commodity Portfolio	(57)	—	(14)	—	71
Fixed Opportunity Portfolio	241	(357)	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	—	—	—	(118)

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps
Equity Risk Exposure:
Value Portfolio	$(517)	$—	$—	$—	$—
Institutional Value Portfolio	(2,054)	—	—	—	—
Growth Portfolio	381	—	—	—	—
Institutional Growth Portfolio	(698)	—	—	—	—
Small Cap–Mid Cap Portfolio	(94)	—	—	—	—
Institutional Small Cap–Mid Cap Portfolio	(74)	—	—	—	—
Real Estate Portfolio	291	—	—	—	—
Commodity Portfolio	(170)	—	—	—	—
ESG Growth Portfolio	(29)	—	—	—	—
International Portfolio	(3,095)	—	—	—	—
Institutional International Portfolio	(2,381)	—	—	—	—
Emerging Markets Portfolio	95	—	—	—	—

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Notes to Financial Statements (continued) — June 30, 2018

	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result from Operations
Portfolio	Change in unrealized appreciation/ (depreciation) on futures	Change in unrealized appreciation/ (depreciation) on written options	Change in unrealized appreciation/ (depreciation) on purchased options	Change in unrealized appreciation/ (depreciation) on forward currency contracts	Change in unrealized appreciation/ (depreciation) on swaps

Foreign Exchange Rate Risk Exposure:
Commodity Portfolio	$(56)	$—	$—	$(6)	$—
International Portfolio	—	—	—	3	—
Institutional International Portfolio	—	—	—	20	—

Commodity Risk Exposure:
Commodity Portfolio	(1,061)	—	7	—	(550)

Interest Rate Risk Exposure:
Commodity Portfolio	—	—	—	—	97
Fixed Opportunity Portfolio	(268)	—	—	—	—

Credit Risk Exposure:
Fixed Opportunity Portfolio	—	—	—	—	(3)

Amounts designated as “—” are $0 or have been rounded to $0.

The Trust is generally subject to master netting agreements (“MNA”) that allow for amounts owed between a Portfolio and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the counterparty. The MNA do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable MNA. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Portfolio’s ability to transact net amounts with counterparties at June 30, 2018.

As of June 30, 2018, each Portfolio’s derivative assets and liabilities by type are as follows (amounts in thousands):

	Value Portfolio		Institutional Value Portfolio		Growth Portfolio		Institutional Growth Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$714	$—	$2,170	$—	$35	$—	$928

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	714	—	2,170	—	35	—	928
Derivatives not subject to a MNA or similar agreement	—	(714)	—	(2,170)	—	(35)	—	(928)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

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Notes to Financial Statements (continued) — June 30, 2018

	Small Cap–Mid Cap Portfolio		Institutional Small Cap–Mid Cap Portfolio		Real Estate Portfolio		Commodity Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$114	$—	$88	$273	$—	$519	$1,496
Option contracts*	—	—	—	—	—	—	96	—
Swap agreements	—	—	—	—	—	—	—	104

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	114	—	88	273	—	615	1,600
Derivatives not subject to a MNA or similar agreement	—	(114)	—	(88)	(273)	—	(615)	(1,496)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$104

	ESG Growth Portfolio		International Portfolio		Institutional International Portfolio		Emerging Markets Portfolio
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$29	$63	$2,747	$132	$1,654	$—	$123

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	29	63	2,747	132	1,654	—	123
Derivatives not subject to a MNA or similar agreement	—	(29)	(63)	(2,747)	(132)	(1,654)	—	(123)

Total assets and liabilities subject to a MNA	$—	$—	$—	$—	$—	$—	$—	$—

	Fixed Opportunity Portfolio
	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$119	$373
Swap agreements	—	259

Total derivative assets and liabilities in the Statements of Assets and Liabilities	119	632
Derivatives not subject to a MNA or similar agreement	(119)	(373)

Total assets and liabilities subject to a MNA	$—	$259

*	Includes options contracts purchased at value as reported in the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued) — June 30, 2018

The following table represents the Commodity Portfolio’s and the Fixed Opportunity Portfolio’s derivative liabilities by counterparty, net of amounts available for offset under an MNA and net of the related collateral pledged by the Portfolios as of June 30, 2018 (amounts in thousands).

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Commodity Portfolio
Barclays Bank PLC	$39	$—	$—	$—	$39
Goldman Sachs International	65	—	—	(60)	5

Total	$104	$—	$—	$(60)	$44

Fixed Opportunity Portfolio:
Morgan Stanley	$259	$—	$—	$(259)	$—

Total	$259	$—	$—	$(259)	$—

(a)

The actual collateral received or pledged may be in excess of the amounts shown in the tables. The tables only reflect collateral amounts up to the amount of the financial instruments disclosed on the Statements of Assets and Liabilities.

Amounts designated as “—” are $0 or have been rounded to $0.

Forward Currency Contracts: Certain of the Portfolios may be subject to currency exchange rate risk in the normal course of pursuing their investment objectives. A Portfolio enters into forward currency contracts (“forward contracts”) for the purpose of hedging exposure to changes in foreign currency exchange rates on its holdings. A forward contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The value of the forward contract fluctuates with changes in currency exchange rates. The forward contract is marked-to-market daily and the change in value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward contract was open. The Portfolio is subject to credit risk, which is the risk that the counterparty is unable to meet the terms of a forward contract, and market risk, which is the risk that the value of the currency changes unfavorably.

Forward contracts may involve credit or market risk in excess of the amounts reflected on a Portfolio’s Statement of Assets and Liabilities. The gain or loss from the difference between the cost of original contracts and the amount realized upon the closing of such forward contracts is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward contracts held at June 30, 2018 are recorded for financial reporting purposes as net unrealized gains or losses. In addition, at June 30, 2018, the Portfolios entered into currency contracts to settle trades in foreign currencies. These transactions are included in “Receivable from investments sold” and “Payable for investments purchased” on the Statements of Assets and Liabilities. There were no open forward currency contracts as of June 30, 2018. The month-end average contract amount for all forward contracts, during the year ended June 30, 2018 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Forward Foreign Currency Exchange Contracts:	Long	Short	Long	Short
Commodity Portfolio	$—	$—	$484	$1,643
International Portfolio	—	—	64	585
Institutional International Portfolio	—	—	85	94
Emerging Markets Portfolio	—	—	4	4

Financial Futures Contracts:    Certain of the Portfolios may be subject to equity price risk, interest rate risk, commodity price risk and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain of the Portfolios may invest in financial futures contracts (“futures contracts”) as part of their investment strategies, to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. The Commodity Portfolio may invest in commodity-linked futures contracts to gain exposure to the commodities market. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, a Portfolio is

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Notes to Financial Statements (continued) — June 30, 2018

required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” may be made or received by a Portfolio each day, depending on the daily fluctuations in the value of the underlying financial instrument. A Portfolio recognizes a gain or loss equal to the daily variation margin, which is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). When a futures contract is closed, a realized gain or loss is recorded as “Net realized gains/(losses) from futures transactions” on the Statement of Operations. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of an imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets. With futures contracts, there is minimal counterparty credit risk to the Portfolios since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. Securities designated as collateral for market value on futures contracts are noted in each Portfolio’s Portfolio of Investments (if applicable). Such collateral is held with the broker. The notional value of the futures contracts outstanding at June 30, 2018 and the month-end average notional amount for the year ended June 30, 2018 are detailed in the table below:

	Outstanding Notional Amount (000)		Monthly Average Notional Amount (000)
Futures Contracts:	Long	Short	Long	Short
Value Portfolio	$33,135	$—	$17,494	$—
Institutional Value Portfolio	117,250	—	60,108	—
Growth Portfolio	1,860	—	12,422	—
Institutional Growth Portfolio	50,911	—	29,363	—
Small Cap–Mid Cap Portfolio	6,343	—	4,742	—
Institutional Small Cap–Mid Cap Portfolio	2,554	—	5,754	—
Real Estate Portfolio	11,737	—	11,514	—
Commodity Portfolio	48,142	4,151	68,776	5,044
ESG Growth Portfolio	1,131	—	905	—
International Portfolio	102,268	12,128	40,199	12,172
Institutional International Portfolio	51,427	25,276	94,668	25,368
Emerging Markets Portfolio	10,793	—	39,268	—
Fixed Opportunity Portfolio	24,657	50,047	31,419	32,632

Purchased Options Contracts:    Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may purchase put or call options. Options contracts provide the purchaser with the right, but not the obligation, to buy or sell (call or put option, respectively) a financial instrument at the exercise price. The Portfolio pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction.

Written Options Contracts:    Certain of the Portfolios may be subject to equity price risk, commodities price risk and interest rate risk in the normal course of pursuing their investment objectives. In order to reduce such risks and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, certain of the Portfolios may write put or call options. Premiums received from written options contracts are recorded as liabilities on the Statement of Assets and Liabilities and are marked-to-market to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Realized gains and losses are reported as “Net realized gains/(losses) from written options transactions” on the Statement of Operations (if applicable). When writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the underlying instrument.

With exchange-traded options, there is minimal counterparty credit risk to the Portfolios since the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. With over-the-counter options, the Portfolios bear the risk that counterparties will be unable to perform under the terms of the contracts.

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Notes to Financial Statements (continued) — June 30, 2018

The notional value of purchased and written options outstanding at June 30, 2018 and the month-end average notional amount for the year ended June 30, 2018 are detailed in the table below:

Option Contracts:	Outstanding Notional Amount (000)	Monthly Average Notional Amount (000)
Commodity Portfolio	$96	$103
Fixed Opportunity Portfolio	—	632

Swap Agreements:    Certain of the Portfolios may enter into swap agreements (“swaps”) for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency. A swap is a two-party contract entered into for periods ranging from one day to more than one year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swap”). Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation or depreciation on swap agreements on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on swap agreements on the Statement of Assets and Liabilities.

Interest Rate Swaps:    Certain of the Portfolios are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because certain Portfolios hold fixed-rate bonds, the value of these bonds may decrease if interest rates rise. In order to reduce such risks, certain Portfolios may enter into interest rate swaps. Interest rate swaps involve the exchange of commitments to pay and receive a fixed or floating rate of interest based on a notional principal amount. The risks of interest rate swaps include changes in market conditions that will affect their value or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the swap’s remaining life. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses on the Statement of Operations.

Total Return Swaps:    Certain of the Portfolios may enter into total return swaps to gain or mitigate exposure to the underlying securities or indices. In “long” total return swaps, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the swaps would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. The Portfolio will agree to pay to the counterparty an amount equal to a fixed or floating rate of interest on the notional amount of the swaps plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments plus, in certain instances, commissions or trading spreads on the notional amount. Total return swaps do not involve the delivery of securities or other underlying instruments. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess, is maintained at the broker-dealer or the Portfolio’s custodian. Until a total return swap is settled in cash, the gain or loss on the notional amount plus dividends or interest on the instruments less the interest paid by the Portfolio on the notional amount is recorded as “unrealized appreciation or depreciation on swap agreements” and, when cash is exchanged, the gain or loss realized is recorded as “realized gains or losses on swap transactions.” A Portfolio may enter into total return swaps that provide the opposite return of its benchmark index or security (“short” the index or security). Its operations are similar to those swaps disclosed above except that the counterparty pays interest to the Portfolio on the notional amount outstanding and that dividends or interest on the underlying instruments reduce the value of the swaps plus, in certain instances, the Portfolio will agree to pay to the counterparty commissions or trading spreads on the notional amount. These amounts are netted against any unrealized appreciation or depreciation to determine the value of the swaps.

Credit Default Swaps:    Certain of the Portfolios may invest in credit default swaps for hedging purposes or for market exposure. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Portfolio is the seller of protection are disclosed in the Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Variance Swaps:    Certain of the Portfolios may invest in variance swaps to gain or reduce exposure to the underlying reference securities. Variance swaps involve the agreement of two parties to exchange cash flows based on the measured variance (or square of the volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swaps is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, a Portfolio would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Portfolio would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price. This type of swap is essentially a forward contract on the future realized price variance of the underlying asset.

The primary risks associated with the use of swaps are an imperfect correlation between the prices of financial instruments and movements in the prices of the underlying investments and the inability of counterparties to perform under the agreement. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker-dealer. The Portfolio will bear the counterparty risk, i.e., the risk of loss of the net amount, if any, expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy obligations to the Portfolio. The unrealized gain or loss at June 30, 2018 is disclosed in the swap tables included in the Portfolios of Investments. The notional value of the swap agreements outstanding at June 30, 2018 and the month-end average notional amount for the year ended June 30, 2018 are detailed in the tables below (amounts in thousands):

	Outstanding Notional Amount	Monthly Average Notional Amount
Interest Rate Swap Agreements:
Commodity Portfolio	$—	$5,625

Variance Swap Agreements:
Commodity Portfolio	—	628

Total Return Swap Agreements:
Commodity Portfolio	1,316	1,362

Commodity Swap Agreements:
Commodity Portfolio	—	21,583

Commodity Forward Swap Agreements:
Commodity Portfolio	578	611

	Outstanding Notional Amount		Monthly Average Notional Amount
	Buy Protection	Sell Protection	Buy Protection	Sell Protection
Credit Default Swap Agreements:
Fixed Opportunity Portfolio	$—	$39,418	$—	$26,322

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Notes to Financial Statements (continued) — June 30, 2018

L.    Inflation Indexed Bonds.    Certain of the Portfolios may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond resulting from inflation or deflation, respectively, as measured by the change in the Consumer Price Index, will be included as interest income or loss on the Statements of Operations, even though investors do not receive their principal until maturity. During the year ended June 30, 2018, the Inflation Protected Portfolio recognized income due to the increase in the Consumer Price Index.

Interest rates on conventional bonds have two primary components: a “real” yield and an increment that reflects investor expectations of future inflation. By contrast, interest payments on inflation-indexed bonds are adjusted for inflation and, therefore, are not affected meaningfully by inflation expectations. This leaves only changes in real rates to influence the price of inflation-indexed bonds. A rise in real rates will cause the price of inflation-indexed bonds to fall, while a decline in real rates will boost the price of inflation-indexed bonds. Inflation-indexed bonds issued by non-U.S. governments are generally indexed to the inflation rates prevailing in those countries.

The primary risk associated with the use of inflation-indexed bonds is that the principal value of an investment is not protected or otherwise guaranteed by virtue of the Portfolio’s investments in inflation-indexed bonds. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal value. Deflation risk is the possibility that prices throughout the economy decline over time, in which case, the principal and income of an inflation-protected bond will decline and may result in losses.

M.    Bank Loans.    Certain Portfolios may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Portfolio of Investments. The Portfolios did not hold any bank loans as of June 30, 2018.

All or a portion of any bank loans may be unfunded. A Portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Portfolio of Investments.

N.    Securities Lending.    Certain of the Portfolios may lend their portfolio securities to broker-dealers pursuant to a Master Securities Lending Agreement (“MSLA”) that requires the borrower to post collateral equal to at least the market value of the securities loaned, which is marked-to-market on a daily basis. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Portfolios pay various fees in connection with the investment of the collateral. Any voting rights, or rights to consent, relating to securities loaned, pass to the borrower. Currently cash collateral received by a Portfolio in securities lending transactions may only be invested in repurchase agreements or money market funds that invest in U.S. treasury obligations. A Portfolio bears the risk of such investments. Securities on loan at June 30, 2018 are presented in the Portfolios of Investments. The Portfolios pay the Securities Lending Agent fees based on the investment income received from securities lending activities as reflected on the Statements of Operations.

Cash collateral received from the borrower is recorded in the Statements of Assets and Liabilities as “Payable for collateral received on loaned securities.” Investments acquired with such cash collateral are reported in a manner consistent with other portfolio investments held by the Portfolios as an investment, at value on the Statements of Assets and Liabilities. The Portfolios may receive non-cash collateral in the form of securities such as U.S. treasuries, which the Portfolios may not sell or re-pledge and accordingly are not reflected in the Statements of Assets and Liabilities.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Securities lending transactions are entered into by a Portfolio under a MSLA which permits the Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Portfolio to the same counterparty against amounts to be received and create a net payment due to or from the Portfolio.

The following table is a summary of the Portfolios’ securities lending transactions accounted for as secured borrowings, which are subject to offset under an MSLA, at June 30, 2018 (amounts in thousands):

Portfolio	Value of Securities on Loan	Value of Collateral Received*	Net Amount
Value Portfolio	$18	$18	$—
Growth Portfolio	2,332	2,332	—
Institutional Growth Portfolio	6,042	6,042	—
Small Cap–Mid Cap Portfolio	2,009	2,009	—
Institutional Small Cap–Mid Cap Portfolio	5,161	5,161	—
Commodity Portfolio	9,001	9,001	—
International Portfolio	4,489	4,489	—
Institutional International Portfolio	30,534	30,534	—
Emerging Markets Portfolio	16,135	16,135	—
Fixed Opportunity Portfolio	52,725	52,725	—

*

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the value of securities on loan as disclosed in the Portfolios of Investments. Any collateral shortfalls associated with increases in the valuation of the securities loaned are adjusted the next business day.

Securities lending transactions as of June 30, 2018 (amounts in thousands):

	Security Type				Remaining Contractual Maturity of the Agreements
Portfolio	Common Stock	Corporate Bonds	Yankee Dollars	Exchange- Traded Fund	Overnight and Continuous	Up to 30 days	Total Value of Securities on Loan	Value of Collateral Received*	Net Amount Due to/(from) Counterparty
Value Portfolio	$18	$—	$—	$—	$18	$—	$18	$18	$—
Growth Portfolio	2,332	—	—	—	2,332	—	2,332	2,427	95
Institutional Growth Portfolio	6,042	—	—	—	6,042	—	6,042	6,260	218
Small Cap–Mid Cap Portfolio	2,009	—	—	—	2,009	—	2,009	2,059	50
Institutional Small Cap–Mid Cap Portfolio	5,161	—	—	—	5,161	—	5,161	5,313	152
Commodity Portfolio	9,001	—	—	—	151	8,850	9,001	9,167	166
International Portfolio	4,489	—	—	—	3,403	1,086	4,489	4,744	255
Institutional International Portfolio	30,534	—	—	—	26,047	4,487	30,534	36,242	5,708
Emerging Markets Portfolio	16,135	—	—	—	3,245	12,890	16,135	16,789	654
Fixed Opportunity Portfolio	—	13,310	4,296	35,119	52,725	—	52,725	55,524	2,799

*	Includes cash collateral and non-cash collateral.

O.    Basis for Consolidation for the Commodity Portfolio.    The HC Commodity Related Securities Fund, Ltd. and the HC Commodity Related Securities Fund II, Ltd. (the “Funds”) are incorporated as Cayman Islands exempted companies. The Funds are wholly-owned subsidiaries of the Commodity Portfolio and act as investment vehicles for the Commodity Portfolio for the purpose of effecting certain commodity-linked investments consistent with its investment objectives. The Funds may invest in commodity-linked derivative instruments including options, futures and swaps. The Funds may also invest in debt securities, some of which are intended to serve as margin or collateral for the Funds’ derivative positions.

Under the Articles of Association of each of the Funds, shares issued by the Funds give the Commodity Portfolio, as the sole shareholder, the right to receive notice of, to attend, and to vote at general meetings of the Funds, the right to participate in the profits of the Funds and rights to the assets of the Funds in the event that they are liquidated.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

The following table summarizes the structure, incorporation and relationship information of the Funds, and certain financial information of the Funds recognized in the consolidated financial statements referred to above (amounts in thousands).

	HC Commodity Related Securities Fund, Ltd.	HC Commodity Related Securities Fund II, Ltd.
Date of Incorporation	April 27, 2011	June 2, 2011

Fund Net Assets
Commodity Portfolio	8,509	55
Subsidiary percentage of Fund net assets	0.99%	0.01%

Consolidated Financial Statement Information
Total assets	8,529	85
Total liabilities	20	30
Net assets	8,509	55
Total investment income	102	111
Net investment income	73	61
Net realized gains/(losses) from investment transactions and foreign currency translations	1	49
Net realized gains/(losses) from futures transactions	4,335	(26)
Net realized gains/(losses) from options and swaptions transactions	(47)	—
Net realized gains/(losses) from swap transactions	74	2,510
Net realized gains/(losses) from forward currency contracts	—	33
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	60	2
Change in net unrealized appreciation/(depreciation) on futures	(1,095)	(14)
Change in net unrealized appreciation/(depreciation) on options and swaptions	8	(1)
Change in net unrealized appreciation/(depreciation) on swaps	(98)	(451)
Change in net unrealized appreciation/(depreciation) on forward currency contracts	—	(23)
Net realized/unrealized gains/(losses) from investments, futures, options,
swaps and foreign currency transactions	3,239	2,078
Change in net assets resulting from operations	3,312	2,139

The Commodity Portfolio’s investments in these Funds have been consolidated and include the portfolio holdings of the underlying Funds. The consolidated financial statements include the accounts of the Commodity Portfolio and the Funds. All intercompany transactions and balances have been eliminated.

P.    Recent Accounting Pronouncements.    In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

3.    INVESTMENT ADVISORY AND ADMINISTRATIVE CONTRACTS.    The Trust has entered into investment advisory contracts (“Portfolio Management Contracts”) on behalf of each of the Portfolios with one or more investment management organizations (each, a “Specialist Manager”). For the Portfolio(s) it serves, each Specialist Manager is responsible for providing a continuous program of investment management for that portion of the Portfolio allocated to it and for placing all orders for the purchase and sale of securities and other instruments for such portion of the Portfolio. Except as noted, each Specialist Manager earns a fee, accrued daily and paid either monthly or quarterly, based on average daily net assets of that portion of the Portfolio managed.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

For the year ended June 30, 2018, the Portfolios incurred the following investment advisory fees, before any applicable fee waivers, with respect to the services of the indicated Specialist Manager(s). The following annual fee rates are applied to the portions of the Portfolios that are managed by the Specialist Managers in determining amounts earned, except as footnoted.

Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
AllianceBernstein, L.P.	$567	0.35	%(a)
Cadence Capital Management, LLC	196	0.065	%(b)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	34	0.065	%(c)
Parametric Portfolio Associates, LLC	25	0.12	%(d)
Parametric Portfolio Associates, LLC	—	0.35	%(e)(f)
Parametric Portfolio Associates, LLC	2	—	%(e)(g)
Parametric Portfolio Associates, LLC	57	0.09	%(h)

Total	$881	0.14%

Institutional Value Portfolio:

Specialist Manager	Amount Earned (000)	Fee
AllianceBernstein, L.P.	$763	0.35	%(a)
Cadence Capital Management, LLC	237	0.065	%(b)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	123	0.065	%(c)
Pacific Investment Management Company, LLC	—	0.25	%(e)
Parametric Portfolio Associates, LLC	51	0.09	%(d)
Parametric Portfolio Associates, LLC	—	0.35	%(e)(f)
Parametric Portfolio Associates, LLC	2	—	%(e)(g)

Total	$1,176	0.14%

Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.065	%(b)(e)
Jennison Associates, LLC	538	0.28	%(i)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	194	0.065	%(c)
Sustainable Growth Advisers, LP	604	0.35	%(j)
Parametric Portfolio Associates, LLC	27	0.11	%(d)
Parametric Portfolio Associates, LLC	—	0.35	%(e)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)
Parametric Portfolio Associates, LLC	77	0.09	%(h)

Total	$1,440	0.18%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Institutional Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.065	%(b)(e)
Jennison Associates, LLC	750	0.28	%(i)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	383	0.065	%(c)
Pacific Investment Management Company, LLC	—	0.25	%(e)
Sustainable Growth Advisers, LP	623	0.35	%(j)
Parametric Portfolio Associates, LLC	26	0.08	%(d)
Parametric Portfolio Associates, LLC	—	0.35	%(e)(f)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)

Total	$1,782	0.16%

Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Advisory Research, Inc.	$139	0.85%
Ariel Investments, LLC	69	0.88	%(k)
Cadence Capital Management, LLC	—	0.065	%(b)(e)
Frontier Capital Management Company, LLC	173	0.45	%(l)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.065	%(c)(e)
Pzena Investment Management, LLC	78	1.00%
RMB Capital Management, LLC	177	0.70	%(m)
Parametric Portfolio Associates, LLC	15	0.22	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)
Parametric Portfolio Associates, LLC	5	0.09	%(h)

Total	$656	0.60%

Institutional Small Cap-Mid Cap Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Advisory Research, Inc.	$204	0.85%
Ariel Investments, LLC	—	1.00	%(e)(k)
Cadence Capital Management, LLC	—	0.065	%(b)(e)
Frontier Capital Management Company, LLC	250	0.45	%(l)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	9	0.065	%(c)
Pzena Investment Management, LLC	86	1.00%
RMB Capital Management, LLC	318	0.70	%(m)
Parametric Portfolio Associates, LLC	16	0.22	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)

Total	$883	0.56%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Real Estate Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.10	%(e)(n)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.10	%(e)(o)
Wellington Management Company, LLP	731	0.70	%(p)
Parametric Portfolio Associates, LLC	19	0.15	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)

Total	$750	0.61%

Commodity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Cadence Capital Management, LLC	$—	0.10	%(e)(n)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	526	0.10	%(o)
Pacific Investment Management Company, LLC	106	0.49	%(e)
Vaughan Nelson Investment Management, L.P.	94	0.34	%(q)
Wellington Management Company, LLP	1,069	0.60	%(r)
Wellington Management Company, LLP	206	0.75	%(s)
Parametric Portfolio Associates, LLC	66	0.09	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)
Parametric Portfolio Associates, LLC	—	0.09	%(e)(h)

Total	$2,067	0.24%

ESG Growth Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(e)
Cadence Capital Management, LLC	123	0.14	%(t)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	63	0.09	%(u)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	2	0.16	%(u)
Parametric Portfolio Associates, LLC	7	0.15	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)

Total	$195	0.12%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Catholic SRI Growth Portfolio

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$—	0.12	%(e)
Cadence Capital Management, LLC	23	0.14	%(t)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	12	0.09	%(u)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.16	%(u)
Parametric Portfolio Associates, LLC	—	0.15	%(d)(e)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)

Total	$35	0.12%

International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,110	0.63	%(v)
Cadence Capital Management, LLC	—	0.13	%(e)(w)
Cadence Capital Management, LLC	637	0.10	%(x)
Causeway Capital Management, LLC	2,082	0.45%
City of London Investment Management Company, Ltd.	—	0.74	%(e)(y)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.10	%(e)(z)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.13	%(e)(aa)
Parametric Portfolio Associates, LLC	30	0.11	%(d)
Parametric Portfolio Associates, LLC	6	0.52	%(g)
Parametric Portfolio Associates, LLC	—	0.09	%(e)(h)

Total	$3,865	0.30%

Institutional International Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Artisan Partners Limited Partnership	$1,397	0.63	%(v)
Cadence Capital Management, LLC	—	0.13	%(e)(w)
Cadence Capital Management, LLC	1,390	0.10	%(x)
Causeway Capital Management, LLC	2,304	0.45%
City of London Investment Management Company, Ltd.	574	0.61	%(y)
Lazard Asset Management LLC	1,032	0.36	%(bb)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.10	%(e)(z)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.13	%(e)(aa)
Parametric Portfolio Associates, LLC	81	0.08	%(d)
Parametric Portfolio Associates, LLC	10	0.12	%(g)

Total	$6,788	0.26%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Emerging Markets Portfolio:

Specialist Manager	Amount Earned (000)	Fee
BNY Mellon Asset Management North America Corporation (formerly The Boston Company Asset Management, LLC)	$4,805	0.58	%(cc)
Cadence Capital Management, LLC	—	0.13	%(e)(y)
City of London Investment Management Company, Ltd.	—	1.00	%(e)(dd)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	727	0.13	%(ee)
RBC Global Asset Management (UK) Limited	2,477	0.68	%(ff)
Parametric Portfolio Associates, LLC	48	0.09	%(d)
Parametric Portfolio Associates, LLC	—	0.05	%(e)(g)
Parametric Portfolio Associates, LLC	—	0.09	%(e)(h)

Total	$8,057	0.45%

Core Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$25	0.08%
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	17	0.06	%(gg)
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	10	0.15	%(hh)

Total	$52	0.07%

Fixed Opportunity Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Fort Washington Investment Advisors, Inc.	$901	0.20	%(ii)
Western Asset Management Company, Ltd.	1,189	0.75%
Parametric Portfolio Associates, LLC	29	0.09	%(d)
Parametric Portfolio Associates, LLC	27	0.08	%(g)

Total	$2,146	0.31%

U.S. Government Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	$128	0.06	%(gg)

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Inflation Protected Portfolio:

Specialist Manager	Amount Earned (000)	Fee
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	$146	0.04	%(jj)

U.S. Corporate Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Agincourt Capital Management, LLC	$194	0.08%
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	—	0.15	%(e)(hh)

Total	$194	0.08%

U.S. Mortgage/Asset Backed Fixed Income Portfolio:

Specialist Manager	Amount Earned (000)	Fee
BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation)	$110	0.06	%(gg)

Short-Term Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$37	0.125%

Intermediate Municipal Portfolio:

Specialist Manager	Amount Earned (000)	Fee
BNY Mellon Asset Management North America Corporation (formerly Standish Mellon Asset Management Company LLC)	$627	0.16	%(kk)
City of London Investment Management Company, Ltd.	—	0.16	%(e)(ll)

Total	$627	0.16%

Intermediate Municipal II Portfolio:

Specialist Manager	Amount Earned (000)	Fee
Breckinridge Capital Advisors, Inc.	$94	0.125%
City of London Investment Management Company, Ltd.	—	0.125	%(e)

Total	$94	0.125%

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

(a)

AllianceBernstein L.P. (“AllianceBernstein”) received a fee, which was payable monthly in arrears, of 0.37% of the average daily net assets of the first $150 million of the Combined Assets (as defined below), 0.35% of the next $150 million of Combined Assets, and 0.29% of the Combined Assets exceeding $300 million.

“Combined Assets” shall mean the sum of: the net assets of the portion of the Value Portfolio and the Institutional Value Portfolio managed by AllianceBernstein, and assets invested in the same investment strategy as the Portfolio that were managed by AllianceBernstein for certain other clients of the Trust’s primary adviser.

AllianceBernstein’s Portfolio Management Agreement was terminated effective May 15, 2018.

(b)

Cadence Capital Management, LLC (“Cadence”) receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence using these strategies in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(c)

BNY Mellon Asset Management North America Corporation (formerly Mellon Capital Management Corporation, The Boston Company Asset Management, LLC and Standish Mellon Asset Management Company, LLC) (“BNY Mellon AMNA-Mellon”), (“BNY Mellon AMNA-Boston”) and (“BNY Mellon AMNA-Standish”), respectively, receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.065% of the average daily net assets of the portion of the Portfolio managed by Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.075% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by BNY Mellon AMNA-Mellon using these strategies in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(d)

With respect to its Liquidity Strategy, Parametric Portfolio Associates, LLC (“Parametric”) receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below); 0.10% of the next $100 million of Combined Liquidity Assets; and 0.05% of Combined Liquidity Assets over $150 million. Parametric is also entitled to receive a flat fee of $10,000 per year for each Portfolio. 1/12 of such fee will be waived with respect to each calendar month during which no Portfolio assets were allocated to that Portfolio.

“Combined Liquidity Assets” shall mean the sum of: the net assets of that portion of each Portfolio managed by Parametric for investment in its Liquidity Strategy.

(e)	Specialist Manager approved by the Board but a strategy to which no assets were allocated during the year ended June 30, 2018.

(f)

With respect to its Defensive Strategy, Parametric receives a fee, which shall be calculated daily and payable monthly in arrears, at an annual rate of 0.35% of the first $50 million of the Combined Defensive Assets (as defined below) and 0.25% of Combined Defensive Assets over $50 million.

“Combined Defensive Assets” shall mean the sum of: the net assets of that portion of the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, and Institutional Growth Portfolio managed by Parametric for investment in its Defensive Strategy.

(g)

With respect to its Targeted Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the rate of 0.05%. Parametric is also entitled to receive a flat fee of $5,000 per year for each Portfolio, provided that such fee will be waived with respect to each calendar year during which no Portfolio assets were allocated to that Portfolio.

(h)

With respect to its Tax-Managed Custom Strategy, Parametric receives a fee, which shall be calculated daily and payable in arrears at the annual rate of 0.10% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

“Combined Tax-Managed Custom Strategy Assets” shall man the sum of: the net assets of the portion of each of the other Portfolio of the Trust allocated to Parametric from time to time for investment in their Tax-Management Custom Core Strategy.

If, at the close of business on September 30, 2019, the Combined Tax-Managed Custom Strategy Assets are less than $500 million, the fee for the first $250 million shall be permanently increased to 0.13% of the first $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.09% of the next $250 million of the Combined Tax-Managed Custom Strategy Assets; 0.08% of the next $500 million of the Combined Tax-Managed Custom Strategy Assets; and 0.07% of the Combined Tax-Managed Custom Strategy Assets over $1 billion.

(i)

Jennison Associates LLC (“Jennison”) is entitled to receive an annual fee of no more than 0.30% of average daily net assets of that portion of the Growth Portfolio and Institutional Growth Portfolio allocated to Jennison (the “Jennison Accounts”). While the rate at which Jennison’s fee for

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

managing the Portfolios will not exceed 0.30%, the fee may decrease based on the aggregate market value of the Jennison Accounts and certain other assets managed by Jennison (which may pay fees exceeding 0.30%) for the benefit of certain investors who are clients of the Trust’s primary adviser at the following annual rates:

— 0.75% on the first $10 million;

— 0.50% on the next $30 million;

— 0.35% on the next $25 million;

— 0.25% on the next $335 million;

— 0.22% on the next $600 million;

— 0.20% on the next $4 billion; and

— 0.25% on the balance

(j)

Sustainable Growth Advisers, LP (“SGA”) received a fee, which was calculated daily and payable monthly, at an annual rate of 0.35% of the first $200 million of Combined Assets (as defined below); 0.30% of the next $200 million of Combined Assets; 0.25% of the next $200 million of Combined Assets; 0.22% of the next $400 million of Combined Assets; and 0.20% of Combined Assets exceeding $1 billion.

“Combined Assets” shall mean the sum of: the net assets managed by SGA in the Growth Portfolio, the net assets managed by SGA in the Institutional Growth Portfolio, and the net assets invested in the same strategy as the Portfolios that were managed by SGA for certain other clients of the Trust’s primary adviser.

SGA’s Portfolio Management Agreement was terminated effective May 15, 2018.

(k)

For its services to the Small Cap-Mid Cap Portfolio and the Institutional Small Cap-Mid Cap Portfolio, Ariel Investments, LLC (“Ariel”) receives an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million of Combined Assets, and 0.50% of the Combined Assets exceeding $20 million.

“Combined Assets” shall mean the sum of: the net assets managed by Ariel in the Small Cap-Mid Cap Portfolio, the Institutional Small Cap-Mid Cap Portfolio and the net assets invested in the same strategy as the Portfolios that are managed by Ariel for certain other clients of the Trust’s primary adviser or certain of its affiliates.

(l)

Frontier Capital Management Company, LLC (“Frontier”) receives a fee, which shall be calculated daily and payable monthly, at an annual rate of 0.45% of the first $90 million of Combined Assets (as defined below) and 0.75% of Combined Assets exceeding $90 million.

“Combined Assets” shall mean the sum of: the net assets managed by Frontier in the Small Cap-Mid Cap Portfolio, the net assets managed by Frontier in the Institutional Small Cap-Mid Cap Portfolio, and the net assets invested in the same strategy as the Portfolios that are managed by Frontier for certain other clients of the Trust’s primary adviser.

(m)	RMB Capital Management, LLC’s Portfolio Management Agreement was terminated effective May 15, 2018.

(n)

Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of the portion of the Portfolio managed by Cadence. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(o)

BNY Mellon AMNA-Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of the portion of the Portfolio managed by BNY Mellon AMNA- Mellon. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(p)

Wellington Management Company, LLP (“Wellington”) receives a fee, which shall be payable monthly in arrears of 0.75% of the average daily net assets of the first $50 million of the Combined Assets (as defined below). On Combined Assets over $50 million, the fee shall be at the annual rate of 0.65% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets of the Real Estate Portfolio and assets invested in the same investment strategy as the Portfolio that are managed by Wellington for certain other clients of the Trust’s primary adviser.

(q)

Vaughan Nelson Investment Management L.P. (“Vaughan Nelson”) receives a fee, which is calculated daily and payable quarterly, at the annual rate of 0.35% of the first $25 million of Combined Assets (as defined below), 0.25% of the next $75 million of Combined Assets, and 0.20% of the Combined Assets exceeding $100 million.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

“Combined Assets” shall mean the sum of: the net assets of the Commodity Portfolio and the net assets managed by Vaughan Nelson in other investment advisory accounts for which HC Capital Solutions serves as investment adviser.

(r)

With respect to its Global National Resources Strategy (“GNRS”), Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.60% of the average daily net assets of the GNRS account, so long as at least $150 million in assets are present in the GNRS and 0.85% if less than $150 million in assets are present in the GNRS. Effective November 1, 2017 through June 30, 2018, Wellington has temporarily and voluntarily waived fees in excess of 0.25% of the average daily net assets in the Portfolio.

(s)

With respect to its Commodity Futures Strategy account, Wellington is entitled to receive a fee, which shall be payable monthly in arrears at the annual rate of 0.75% of the average daily net assets of the Commodity Futures Strategy account.

(t)

For its services to the Portfolio, Cadence received a fee calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it based on the asset class in which assets of the account are invested, as set forth below. In each case, the annual rate set forth was applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”).

Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets; Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets; Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets; and Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets.

Cadence’s Portfolio Management Agreements with the Portfolios were terminated on July 6, 2018.

(u)

Effective June 23, 2018, BNY Mellon AMNA-Mellon was entitled to receive a fee, which is payable in arrears within 30 days after each month end at the annual rate of 0.16% of the average daily net assets of the Account.

For the period prior to June 23, 2018, with respect to the Domestic Large Cap Equity Securities portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon received a fee, which was calculated daily and payable monthly in arrears at the rate of 0.09% of the net assets value of Designated Assets.

For the period prior to June 23, 2018 with respect to the Developed Markets International Equity Securities portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon received a fee, which was calculated daily and payable monthly in arrears at the rate of 0.14% of the net asset value of Designated Assets.

For the period prior to June 23, 2018, with respect to the Domestic Small and Mid Cap Equity Securities portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon received a fee, which was calculated daily and payable monthly in arrears at the rate of 0.12% of such net assets.

For the period prior to June 23, 2018, with respect to the Emerging Markets International Equity Securities portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon received a fee, which was calculated daily and payable monthly in arrears at the rate of 0.18% of such net assets.

(v)

Artisan Partners Limited Partnership (“Artisan”) receives a fee, which shall be payable monthly in arrears. For so long as the Combined Assets (as defined below) are greater than $500 million, the fee shall be at the annual rate of 0.47% of the average daily net assets of the Portfolios. If the Combined Assets are reduced to $500 million or less, the fee shall be calculated based on average daily net assets of the Portfolios at the following annual rates:

— 0.80% on assets up to $50 million; and

— 0.60% on assets in excess of $50 million

“Combined Assets” shall mean the sum of: the net assets of the International Portfolio managed by Artisan and the net assets of the Institutional International Portfolio managed by Artisan.

(w)

With respect to the emerging markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(x)

With respect to the developed markets portion of the Portfolio managed by Cadence, Cadence receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by Cadence in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by Cadence in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(y)

City of London Investment Management Company, Ltd. (“CLIM”) receives a fee, which shall be calculated daily and payable monthly in arrears at the annual rate of 0.80% of the first $50 million of the Combined Assets (as defined below) and 0.40% of the Combined assets exceeding $50 million.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(z)

With respect to the developed markets portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.10% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.11% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by BNY Mellon AMNA-Mellon in other investment advisory accounts for which HC Capital Solutions or certain of its affiliates serves as investment adviser.

(aa)

With respect to the emerging markets portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by BNY Mellon AMNA-Mellon in other investment advisory accounts for which HC Capital Solutions or one of its affiliates serves as investment adviser.

(bb)

Lazard Asset Management, LLC (“Lazard”) receives a fee which shall be payable monthly in arrears at the annual rate of 0.40% of the average daily net assets of the first $75 million and 0.35% on the excess over $75 million of that portion of the Portfolio managed by Lazard.

(cc)

BNY Mellon AMNA-Boston (receives an annual fee of 0.90% of the average daily net assets of the first $50 million; 0.85% of the average daily net assets on the next $50 million; 0.70% of the average daily net assets on the next $100 million; 0.55% of the average daily net assets on the next $200 million; and 0.50% of the average daily net assets over $400 million of that portion of the Portfolio managed by BNY Mellon AMNA-Boston.

(dd)

CLIM receives a fee, which shall be calculated daily and payable quarterly in arrears at the annual rate of 1.00% of the first $100 million of the Combined Assets (as defined below); 0.80% of the next $100 million of the Combined Assets; and 0.50% of the Combined Assets exceeding $200 million.

“Combined Assets” shall mean the sum of: the net assets managed by CLIM in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for certain other clients of the Trust’s primary adviser.

(ee)

With respect to the emerging markets portion of the Portfolio managed by BNY Mellon AMNA-Mellon, BNY Mellon AMNA-Mellon receives a fee, which shall be calculated daily and payable monthly in arrears. For so long as Combined Assets (as defined below) are greater than $2 billion, the fee shall be at the annual rate of 0.13% of the average daily net assets of that portion of the Portfolio. If the Combined Assets are reduced to $2 billion or less due to redemptions, the fee shall be calculated at the annual rate of 0.15% beginning in the following calendar year.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Mellon in the Value Portfolio, Institutional Value Portfolio, Growth Portfolio, Institutional Growth Portfolio, Small Cap-Mid Cap Portfolio, Institutional Small Cap-Mid Cap Portfolio, Real Estate Portfolio, Commodity Portfolio, International Portfolio, Institutional International Portfolio, Emerging Markets Portfolio, and the net assets managed by BNY Mellon AMNA in other investment advisory accounts for which HC Capital Solutions or one of its affiliates serves as investment adviser.

(ff)

RBC Global Asset Management (U.K.) Limited receives a fee which shall be payable quarterly in arrears at the annual rate of 0.80% of the first $100 million of Combined Assets; 0.65% of the next $150 million of Combined Assets; and 0.60% of Combined Assets in excess of $250 million.

“Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co serves as investment adviser and for which Portfolio Manager provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account.

(gg)

BNY Mellon AMNA-Mellon receives a fee which shall be calculated daily and payable monthly at the annual rate of 0.06% of the average daily net assets of the U.S. mortgage- and asset-backed and U.S. Government securities portions of the Core Fixed Income Portfolio managed by BNY Mellon AMNA-Mellon. BNY Mellon AMNA-Mellon also receives a fee at the annual rate of 0.06% of the average daily net assets of the U.S. Government Fixed Income Portfolio and the U.S. Mortgage/Asset Backed Fixed Income Portfolio.

(hh)

BNY Mellon AMNA-Mellon receives a fee which shall be calculated daily and payable monthly at the annual rate of 0.15% of the average daily net assets of the corporate securities portions of the Core Fixed Income Portfolio and U.S. Corporate Fixed Income Portfolio managed by BNY Mellon AMNA-Mellon.

(ii)

Fort Washington Investment Advisors, Inc. (“Fort Washington”) receives a fee, which shall be payable quarterly in arrears. For so long as the Combined Assets (as defined below) are greater than $200 million, the fee shall be at the annual rate of 0.20% of the Combined Assets. If the Combined Assets are reduced to $200 million or less due to withdrawals or redemptions, beginning with the first calendar quarter following the date of such withdrawals or redemptions, the fee shall be based on 0.40% of the Combined Assets of the first $25 million, 0.375% of the Combined Assets of the next $25 million, 0.3375% of the Combined Assets of the next $50 million, 0.25% of the Combined Assets of the next $100 million, and 0.20% of the Combined Assets exceeding $200 million.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

“Combined Assets” shall mean the sum of: the net assets managed by Fort Washington in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by Fort Washington for the benefit of certain investors who are clients of the Trust’s primary adviser.

(jj)

BNY Mellon AMNA-Mellon receives a fee, which shall be payable monthly in arrears, at the annual rate of: 0.04% of the average daily net assets invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets invested according to an emerging-markets inflation-protected securities strategy.

(kk)

BNY Mellon AMNA-Standish receives a fee, which shall be calculated daily and payable quarterly, at an annual rate of 0.25% for the first $100 million of the Combined Assets (as defined below) and 0.15% of the Combined Assets exceeding $100 million. BNY Mellon AMNA-Standish is entitled to receive a fee at an annual rate not to exceed 0.20% of the Combined Assets.

“Combined Assets” shall mean the sum of: the net assets managed by BNY Mellon AMNA-Standish in the Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by BNY Mellon AMNA-Standish for the benefit of certain investors who are clients of the Trust’s primary adviser.

(ll)

CLIM is entitled to receive a fee, based on the average net assets of that portion of each Affected Portfolio’s assets allocated to CLIM by the Adviser, at the following rates; 0.25% of the first $100 million of the Combined Assets; 0.15% of the Combined Assets exceeding $100 million.

Combined Assets shall mean the sum of all assets managed in this strategy for clients of the Adviser and certain of its affiliates. Maximum fee is 0.20% regardless of asset levels.

Pursuant to discretionary investment advisory agreements between the Trust and the Adviser, the Adviser is paid a fee which is accrued daily and paid monthly at an annual rate of 0.05% of average daily net assets per Portfolio. The fees that the Adviser receives are listed as “Management fees” on the Statements of Operations. The Adviser continuously monitors the performance of various investment management organizations, including the Specialist Managers retained by the Trust, and generally oversees the services provided to the Trust by its administrator, custodian and other service providers. The Adviser is also authorized to allocate and reallocate assets among Specialist Managers in multi-manager portfolios of the Trust from time to time without additional authorization of the Board. In addition, the Adviser makes its officers available to serve as officers and/or Trustees of the Trust, and maintains office space sufficient for the Trust’s principal office. The Securities and Exchange Commission has issued an order that permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio under certain circumstances.

Citi Fund Services Ohio, Inc. (“Citi”) provides the Portfolios with administrative and fund accounting services. The fees for these services are disclosed as “Administrative service fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0506% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0276% of average daily net assets in excess of $12 billion. Citi receives additional fees paid by the Trust for compliance services, regulatory reporting services and reimbursement of certain expenses.

FIS Investor Services LLC, a wholly-owned subsidiary of Fidelity National Information Services, provides dividend and capital gains disbursing agent and transfer agency services. The fees for these services are disclosed as “Transfer agency fees” on the Statements of Operations. The fees are accrued daily and payable on a monthly basis at an annual rate of 0.0034% of the Trust’s Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Trust’s Portfolios’ average daily net assets between $6 billion and $12 billion; and 0.0019% of average daily net assets in excess of $12 billion.

The Trust has adopted a Distribution Plan for the HC Advisors Shares under which the Adviser may receive compensation for distribution services. Under the Distribution Plan, which was adopted pursuant to Rule 12b-1 under the 1940 Act, the Adviser is entitled to receive a fee of up to 0.25% annually of the average daily net assets attributable to the HC Advisors Shares. Currently, the Adviser is voluntarily waiving all fees associated with the Distribution Plan, and there is no current intention to collect such a fee.

Unified Financial Securities, LLC (“Unified”), a wholly-owned subsidiary of Ultimus Fund Solutions LLC, provides certain distribution services to the Trust. Unified receives an annual fee of $50,000 for performing the services listed under its agreement with the Trust. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services, LLC (“Alaric”) provides an employee to serve as the Trust’s Chief Compliance Officer. For these services, Alaric is compensated $155,000 for the year ended June 30, 2018.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

The Portfolios may use related party broker-dealers. For the year ended June 30, 2018, the following Portfolio incurred brokerage commissions with broker-dealers affiliated with the Specialist Managers as follows:

Portfolio	Commissions Amount (000)
Emerging Markets Portfolio	$22

4.    PURCHASE AND SALE TRANSACTIONS.    The aggregate cost of purchases and proceeds from sales of investment securities, other than long-term U.S. government securities, TBA securities and short-term securities, for the year ended June 30, 2018 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Value Portfolio	$341,540	$371,371
Institutional Value Portfolio	570,578	533,244
Growth Portfolio	303,493	350,588
Institutional Growth Portfolio	455,435	486,883
Small Cap–Mid Cap Portfolio	60,520	76,455
Institutional Small Cap–Mid Cap Portfolio	135,943	140,806
Real Estate Portfolio	58,956	51,627
Commodity Portfolio	204,159	198,495
ESG Growth Portfolio	30,756	24,351
Catholic SRI Growth Portfolio	5,011	6,043
International Portfolio	369,074	506,186
Institutional International Portfolio	961,685	1,083,391
Emerging Markets Portfolio	939,425	1,015,934
Core Fixed Income Portfolio	17,083	22,834
Fixed Opportunity Portfolio	261,457	233,659
U.S. Government Fixed Income Portfolio	—	255
U.S. Corporate Fixed Income Portfolio	175,692	106,260
U.S. Mortgage/Asset Backed Fixed Income Portfolio	3,668	2,078
Short-Term Municipal Portfolio	61,895	5,407
Intermediate Municipal Portfolio	135,493	98,965
Intermediate Municipal II Portfolio	26,011	15,888

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended June 30, 2018 were as follows (amounts in thousands):

Portfolio	Purchases	Sales
Commodity Portfolio	$6,776	$9,204
Core Fixed Income Portfolio	14,764	23,243
Fixed Opportunity Portfolio	10,820	—
U.S. Government Fixed Income Portfolio	99,737	69,145
Inflation Protected Portfolio	107,851	75,836
U.S. Mortgage/Asset Backed Fixed Income Portfolio	45,938	25,230

5.    FEDERAL INCOME TAXES.    It is the policy of each Portfolio to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code (the “Code”), and to make distributions of net investment income and net realized capital gains sufficient to relieve it (but not the shareholders) from all, or substantially all, federal income taxes. The Portfolios may, under certain circumstances, utilize equalization accounting for tax purposes by designating earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

The Trust has evaluated tax positions taken or expected to be taken in the course of preparing each Portfolio’s tax returns to determine whether it is more likely than not (i.e., greater than 50-percent chance) that each tax position will be

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

sustained upon examination by a tax authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Tax positions taken in tax years remain subject to examination by tax authorities (generally the last three tax year ends 2015 to 2017, and the interim tax period since then). The determination has been made that there are no uncertain tax positions that would require the Portfolios to record a tax liability and, therefore, there is no impact to the Portfolios’ financial statements. Furthermore, management of the Portfolios is not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

A.    Unrealized Appreciation/Depreciation on investments (amounts in thousands):

Portfolio	Tax Cost of Investments	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Tax Unrealized Appreciation/ (Depreciation)
Value Portfolio	$486,588	$123,186	$(11,657)	$111,529
Institutional Value Portfolio	837,920	112,760	(28,317)	84,443
Growth Portfolio	453,277	362,212	(6,825)	355,387
Institutional Growth Portfolio	756,689	440,645	(10,271)	430,374
Small Cap Mid–Cap Portfolio	79,863	35,925	(3,002)	32,923
Institutional Small Cap–Mid Cap Portfolio	132,030	40,128	(6,603)	33,525
Real Estate Portfolio	111,074	21,148	(1,310)	19,838
ESG Growth Portfolio	145,005	28,206	(8,188)	20,018
Catholic SRI Growth Portfolio	23,849	6,201	(978)	5,223
International Portfolio	980,340	183,290	(34,483)	148,807
Institutional International Portfolio	2,171,935	302,549	(132,295)	170,254
Emerging Markets Portfolio	1,593,502	180,522	(150,675)	29,847
Core Fixed Income Portfolio	69,858	251	(1,766)	(1,515)
Fixed Opportunity Portfolio	716,828	22,892	(18,051)	4,841
U.S. Government Fixed Income Portfolio	237,175	1,088	(5,311)	(4,223)
Inflation Protected Portfolio	401,612	3,197	(4,108)	(911)
U.S. Corporate Fixed Income Portfolio	292,115	494	(8,433)	(7,939)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	235,740	561	(4,378)	(3,817)
Short-Term Municipal Portfolio	80,305	83	(100)	(17)
Intermediate Municipal Portfolio	390,434	2,222	(8,049)	(5,827)
Intermediate Municipal II Portfolio	76,628	1,038	(524)	514

The tax cost of investments includes the cost of securities, proceeds received from TBA sales commitments and any upfront premiums paid or received on derivatives, as applicable. The tax unrealized appreciation/depreciation includes securities, TBA sales commitments and derivatives that are not considered realized for tax purposes, as applicable.

The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, the difference between book and tax accretion methods for market discount, derivatives, and an in-kind purchase by an investor that, for tax purposes, created a controlling interest in a Portfolio.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

B.     Tax Characteristics of Distributions Paid

The tax characteristics of distributions paid during the fiscal years ended June 30, 2018 and June 30, 2017 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended June 30, 2018	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	In Excess of Net Investment Income	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$19,780	$21,891	$41,671	$—	$41,671	$—	$41,671
Institutional Value Portfolio	41,677	30,659	72,336	—	72,336	—	72,336
Growth Portfolio	10,120	35,974	46,094	—	46,094	—	46,094
Institutional Growth Portfolio	21,304	32,991	54,295	—	54,295	—	54,295
Small Cap–Mid Cap Portfolio	392	—	392	—	392	—	392
Institutional Small Cap–Mid Cap Portfolio	1,697	12,579	14,276	—	14,276	—	14,276
Real Estate Portfolio	1,879	3,709	5,588	—	5,588	—	5,588
ESG Growth Portfolio	4,367	—	4,367	—	4,367	—	4,367
Catholic SRI Growth Portfolio	1,216	308	1,524	—	1,524	—	1,524
International Portfolio	37,199	—	37,199	—	37,199	—	37,199
Institutional International Portfolio	96,184	—	96,184	—	96,184	—	96,184
Emerging Markets Portfolio	37,447	—	37,447	531	37,978	—	37,978
Core Fixed Income Portfolio	1,868	—	1,868	—	1,868	—	1,868
Fixed Opportunity Portfolio	37,027	—	37,027	—	37,027	—	37,027
U.S. Government Fixed Income Portfolio	3,889	—	3,889	—	3,889	—	3,889
Inflation Protected Portfolio	8,494	—	8,494	—	8,494	—	8,494
U.S. Corporate Fixed Income Portfolio	8,055	735	8,790	—	8,790	—	8,790
U.S. Mortgage/Asset Backed Fixed Income Portfolio	5,111	—	5,111	—	5,111	—	5,111
Short-Term Municipal Portfolio	42	—	42	—	42	303	345
Intermediate Municipal Portfolio	130	—	130	—	130	7,477	7,607
Intermediate Municipal II Portfolio	38	3	41	—	41	1,612	1,653

	Distributions Paid From:
Year Ended June 30, 2017	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	In Excess of Net Investment Income	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Value Portfolio	$17,474	$17,692	$35,166	$—	$35,166	$—	$35,166
Institutional Value Portfolio	24,153	29,406	53,559	—	53,559	—	53,559
Growth Portfolio	10,748	41,125	51,873	—	51,873	—	51,873
Institutional Growth Portfolio	19,107	61,384	80,491	—	80,491	—	80,491
Small Cap–Mid Cap Portfolio	89	—	89	47	136	—	136
Institutional Small Cap–Mid Cap Portfolio	188	2,379	2,567	—	2,567	—	2,567
Real Estate Portfolio	2,191	9,896	12,087	—	12,087	—	12,087
ESG Growth Portfolio	3,827	—	3,827	—	3,827	—	3,827
Catholic SRI Growth Portfolio	1,271	—	1,271	—	1,271	—	1,271
International Portfolio	34,104	—	34,104	—	34,104	—	34,104
Institutional International Portfolio	67,853	—	67,853	—	67,853	—	67,853

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

	Distributions Paid From:
Year Ended June 30, 2017	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	In Excess of Net Investment Income	Total Taxable Distributions	Tax-Exempt Distributions	Total Distributions Paid*
Emerging Markets Portfolio	$39,612	$—	$39,612	$2,252	$41,864	$—	$41,864
Core Fixed Income Portfolio	1,941	—	1,941	—	1,941	—	1,941
Fixed Opportunity Portfolio	36,119	—	36,119	—	36,119	—	36,119
U.S. Government Fixed Income Portfolio	3,597	1,686	5,283	—	5,283	—	5,283
Inflation Protected Portfolio	9,596	—	9,596	—	9,596	—	9,596
U.S. Corporate Fixed Income Portfolio	6,632	675	7,307	—	7,307	—	7,307
U.S. Mortgage/Asset Backed Fixed Income Portfolio	4,778	—	4,778	—	4,778	—	4,778
Short-Term Municipal Portfolio	1	—	1	—	1	185	186
Intermediate Municipal Portfolio	67	—	67	—	67	7,528	7,595
Intermediate Municipal II Portfolio	16	98	114	—	114	1,543	1,657

*	Total distributions paid may differ from what appears in the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

C.     Components of Accumulated Earnings

As of June 30, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Value Portfolio	$55	$20,720	$20,775	$—	$(516)	$111,529	$131,788
Institutional Value Portfolio	7,668	44,002	51,670	—	—	84,443	136,113
Growth Portfolio	168	33,381	33,549	—	—	355,387	388,936
Institutional Growth Portfolio	3,200	66,333	69,533	—	—	430,374	499,907
Small Cap–Mid Cap Portfolio	10	4,435	4,445	—	—	32,923	37,368
Institutional Small Cap–Mid Cap Portfolio	4,422	22,037	26,459	—	—	33,525	59,984
Real Estate Portfolio	564	981	1,545	—	—	19,838	21,383
ESG Growth Portfolio	344	241	585	—	—	20,011	20,596
Catholic SRI Growth Portfolio	198	515	713	—	—	5,218	5,931
International Portfolio	3,071	—	3,071	—	(29,362)	147,954	121,663
Institutional International Portfolio	30,164	55,682	85,846	—	—	169,806	255,652
Emerging Markets Portfolio	—	—	—	—	(59,344)	27,354	(31,990)
Core Fixed Income Portfolio	68	—	68	(4)	(340)	(1,517)	(1,793)
Fixed Opportunity Portfolio	1,805	—	1,805	—	(50,220)	4,841	(43,574)
U.S. Government Fixed Income Portfolio	167	—	167	(66)	(467)	(4,223)	(4,589)
Inflation Protected Portfolio	3,183	—	3,183	(431)	(781)	(911)	1,060
U.S. Corporate Fixed Income Portfolio	357	—	357	(134)	(493)	(7,939)	(8,209)

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
U.S. Mortgage/Asset Backed Fixed Income Portfolio	$214	$—	$214	$(85)	$(9,781)	$(3,818)	$(13,470)
Short-Term Municipal Portfolio	22	—	22	(2)	(4)	(17)	(1)
Intermediate Municipal Portfolio	215	—	215	(40)	(1,100)	(5,827)	(6,752)
Intermediate Municipal II Portfolio	46	63	109	(10)	—	514	613

D.     Capital Loss Carryforwards

As of their tax year ended June 30, 2018, the following Portfolios had capital loss carryforwards (“CLCFs”) as summarized below (amounts in thousands):

CLCFs subject to expiration:

Portfolio	Expires 2019	Total
Intermediate Municipal Portfolio	$1,099	$1,099

CLCFs not subject to expiration:

Portfolio	Short-Term Amount	Long-Term Amount	Total
International Portfolio	$18,057	$11,305	$29,362
Emerging Markets Portfolio	—	55,986	55,986
Core Fixed Income Portfolio	260	80	340
Fixed Opportunity Portfolio	2,419	47,801	50,220
U.S. Government Fixed Income Portfolio	223	244	467
Inflation Protected Portfolio	637	144	781
U.S. Mortgage/Asset Backed Fixed Income Portfolio	2,651	7,130	9,781
Short-Term Municipal Portfolio	2	2	4

CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. During the year ended June 30, 2018, the Portfolios utilized CLCFs as follows:

Portfolio	Total
Small Cap-Mid Cap Portfolio	$5,648
ESG Growth Portfolio	1,734
Institutional International Portfolio	23,216
Emerging Markets Portfolio	71,338
Intermediate Municipal Portfolio	880

E.     Deferred Losses

Under current tax law, capital losses and specified ordinary losses realized after October 31 or non-specified ordinary losses realized after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. The following Portfolios had deferred losses, which will be treated as arising on the first day of the fiscal year ended June 30, 2019 (amounts in thousands):

Portfolio	Post-October Capital Losses	Late Year Ordinary Losses
Value Portfolio	$516	$—
Emerging Markets Portfolio	3,358	—
U.S. Corporate Fixed Income Portfolio	493	—

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

F.     Book-To-Tax Differences

Distributions are based on amounts calculated in accordance with applicable federal tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature (e.g., net operating losses, reclassification of bond discount and premium, equalization accounting, treatment of gains and losses relating to foreign currency transactions, distribution re-characterization, in-kind redemptions and differing treatment of income relating to swap agreements), such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

Portfolio	Accumulated Net Investment Income/(Distributions in Excess of Net Investment Income)	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Value Portfolio	$23	$(1,610)	$1,587
Institutional Value Portfolio	(71)	71	—
Growth Portfolio	(3)	(2,879)	2,882
Institutional Growth Portfolio	(2)	2	—
Small Cap–Mid Cap Portfolio	(4)	6	(2)
Real Estate Portfolio	24	(24)	—
ESG Growth Portfolio	60	(60)	—
Catholic SRI Growth Portfolio	17	(17)	—
International Portfolio	461	(461)	—
Institutional International Portfolio	10,204	(9,553)	(651)
Emerging Markets Portfolio	(988)	1,519	(531)
Core Fixed Income Portfolio	99	(99)	—
Fixed Opportunity Portfolio	3	(3)	—
U.S. Corporate Fixed Income Portfolio	28	(28)	—
U.S. Mortgage/Asset Backed Fixed Income Portfolio	896	(1,250)	354

G.    Commodity Portfolio Tax Information

The Commodity Portfolio has a tax year end of December 31.

The Commodity Portfolio’s tax cost of investments as of December 31, 2017 was $750,341, resulting in accumulated net unrealized appreciation of $137,982, consisting of $163,306 in gross unrealized appreciation and $25,324 in gross unrealized depreciation (amounts in thousands). The tax cost of investments includes the cost of securities and any upfront premiums paid or received on derivatives. The tax unrealized appreciation/depreciation includes securities and derivatives that are not considered realized for tax purposes.

The tax characteristics of distributions paid during the tax years ended December 31, 2017 and December 31, 2016 were as follows (amounts in thousands):

	Distributions Paid From:
Year Ended December 31, 2017	Ordinary Income	Net Long Term Gains	Total Taxable Distributions	Tax Return of Capital	Tax-Exempt Distributions	Total Distributions Paid*
Commodity Portfolio	$21,235	$—	$21,235	$171	$—	$21,406

Year Ended December 31, 2016
Commodity Portfolio	$18,034	$—	$18,034	$—	$—	$18,034

*	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends for tax purposes are recognized when actually paid.

Amounts designated as “—” are $0 or have been rounded to $0.

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

As of December 31, 2017, the components of accumulated earnings (deficit) on a tax basis were as follows (amounts in thousands):

Portfolio	Undistributed Ordinary Income/Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
Commodity Portfolio	$—	$—	$—	$—	$(66,950)	$252,138	$185,188

Amounts designated as “—” are $0 or have been rounded to $0.

During the tax year ended December 31, 2017, the Commodity Portfolio utilized $19,618 in CLCFs (amounts in thousands).

At December 31, 2017, the Commodity Portfolio had the following CLCFs not subject to expiration (amounts in thousands):

Portfolio	Short-Term Amount	Long-Term Amount	Total
Commodity Portfolio	$—	$66,950	$66,950

At December 31, 2017, the Commodity Portfolio had no deferred losses.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows (amounts in thousands):

Portfolio	Accumulated Net Investment Income/(Distributions in Excess of Net Investment Income)	Accumulated Net Realized Gains/(Losses)	Paid-In Capital
Commodity Portfolio	$4,164	$1,938	$(6,102)

6.    RISK CONSIDERATIONS.

Market Risk — Each Portfolio bears a basic risk that the value of the securities held by a Portfolio may decline in response to general market and economic conditions, or conditions that affect specific market sectors or individual companies.

Credit Risk — Credit risk is the risk that an issuer (or in the case of certain securities, the guarantor or counterparty) will be unable to make principal and interest payments when due. The creditworthiness of an issuer may be affected by a number of factors, including the financial condition of the issuer (or guarantor) and, in the case of foreign issuers, the financial condition of the region.

Foreign Investment Risk — Investments in securities issued by non-U.S. companies and non-U.S. governments and their agencies may be adversely affected by the lack of timely or reliable financial information, political, social and/or economic developments abroad and foreign regulatory requirements and market practices. Securities denominated in foreign currencies are subject to the risk that the value of the foreign currency will decline in relation to the U.S. dollar. In addition, risks associated with foreign investments may be intensified in the case of investments in emerging-market countries, whose political, legal and economic systems are less developed and less stable than those of more developed nations.

Concentration Risk — Concentration risk is the risk that results from focusing investments in one industry or market sector. The Real Estate Portfolio and Commodity Portfolio concentrate their investments in real estate securities and commodity-related industries, respectively, which may present greater risks of loss than if the Portfolios were more broadly diversified over numerous unrelated industries.

Commodity-Related Derivatives Risk — The Commodity Portfolio, through its investment in its subsidiaries, will hold commodity-related derivatives. Commodity-related derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in such physical commodities. The value of a commodity-related derivative typically is based on the price movements of a

HC CAPITAL TRUST

Notes to Financial Statements (continued) — June 30, 2018

physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-related derivatives may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-related derivatives, and there can be no assurance that one will develop.

7.    SIGNIFICANT SHAREHOLDERS.

Shareholders, including other funds, individuals, accounts, as well as the Portfolio’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Portfolio’s Shares and can be considered to “control” the Portfolio when that ownership exceeds 25% of the Portfolio’s assets (which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The following list includes the Portfolios which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities.

Portfolio	Number of shareholders with ownership of voting securities of the Portfolio greater than 10% and less than 25% of the total Portfolio’s outstanding voting securities	Number of shareholders with ownership of voting securities of the Portfolio greater than 25% of the total Portfolio’s outstanding voting securities
Small Cap-Mid Cap Portfolio	1	—
Institutional Small Cap–Mid Cap Portfolio	1	—
Real Estate Portfolio	1	—
Commodity Portfolio	1	—
ESG Growth Portfolio	1	1
Catholic SRI Growth Portfolio	2	1
Short-Term Municipal Portfolio	1	—

8.    SUBSEQUENT EVENTS.

Management has evaluated subsequent events through the date these financial statements were issued.

Effective July 16, 2018, the ESG Growth Portfolio is re-classified as a “diversified” investment company and will continue to operate as a diversified investment company as it has done since its inception on July 14, 2015.

On July 27, 2018, amendments to CLIM’s Portfolio Management Agreements with the Intermediate Municipal Portfolio and the Intermediate Municipal II Portfolio were approved by the shareholders of each these respective Portfolios. These amendments provide for an increase in the Specialist Manager fee payable to CLIM to an annual rate of 0.45% of the average daily net assets of each of these respective Portfolios allocated to CLIM.

Based on the evaluation, no additional disclosures or adjustments were required to the financial statements as of June 30, 2018.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of HC Capital Trust and Shareholders of

The Value Equity Portfolio	The Institutional International Equity Portfolio
The Institutional Value Equity Portfolio	The Emerging Markets Portfolio
The Growth Equity Portfolio	The Core Fixed Income Portfolio
The Institutional Growth Equity Portfolio	The Fixed Income Opportunity Portfolio
The Small Capitalization–Mid Capitalization Equity Portfolio	The U.S. Government Fixed Income Securities Portfolio
The Institutional Small Capitalization–Mid Capitalization Equity Portfolio	The Inflation Protected Securities Portfolio
The Real Estate Securities Portfolio	The U.S. Corporate Fixed Income Securities Portfolio
The Commodity Returns Strategy Portfolio	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio
The ESG Growth Portfolio	The Short-Term Municipal Bond Portfolio
The Catholic SRI Growth Portfolio	The Intermediate Term Municipal Bond Portfolio
The International Equity Portfolio	The Intermediate Term Municipal Bond II Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization-Mid Capitalization Equity Portfolio, The Institutional Small Capitalization-Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The Catholic SRI Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio, and The Intermediate Term Municipal Bond II Portfolio (twenty two of the funds constituting HC Capital Trust; hereafter collectively referred to as the “Funds”) as of June 30, 2018, the related statements of operations for the year ended June 30, 2018, the statements of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2018, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2018, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Columbus, Ohio

August 24, 2018

We have served as the auditor of one or more investment companies in HC Capital Trust since 1995.

HC CAPITAL TRUST

Additional Information – June 30, 2018 (Unaudited)

1.    SECURITY PROXY VOTING.    A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is contained in the Statement of Additional Information. Information regarding how the Portfolios voted proxies relating to portfolio securities during the most recent twelve months ended June 30, is available without charge, upon request, by calling 800-242-9596 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

2.    SHAREHOLDER VOTES.    During the period ended June 30, 2018, no actions were taken by the shareholders of the Portfolios.

3.    EXPENSE EXAMPLE.    As a shareholder of the Trust, you incur ongoing costs, including management fees and other Portfolio expenses. This example (as set forth in the table below) is intended to help you understand your ongoing costs (in dollars) of investing in the Trust and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 through June 30, 2018.

Actual Expenses:    The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:    The table below provides information about hypothetical account values and hypothetical expenses based on each of the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period[1]	Annualized Expense Ratio
Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$986.00	$1.18	0.24%
		Hypothetical[2]	$1,000.00	$1,023.60	$1.20	0.24%
	HC Advisors Shares	Actual	$1,000.00	$986.50	$1.18	0.24%
		Hypothetical[2]	$1,000.00	$1,023.60	$1.20	0.24%

Institutional Value Portfolio	HC Strategic Shares	Actual	$1,000.00	$982.50	$1.13	0.23%
		Hypothetical[2]	$1,000.00	$1,023.65	$1.15	0.23%
	HC Advisors Shares	Actual	$1,000.00	$983.30	$1.18	0.24%
		Hypothetical[2]	$1,000.00	$1,023.60	$1.20	0.24%

Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,070.10	$1.44	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%
	HC Advisors Shares	Actual	$1,000.00	$1,070.20	$1.44	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%

Institutional Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,068.60	$1.33	0.26%
		Hypothetical[2]	$1,000.00	$1,023.51	$1.30	0.26%
	HC Advisors Shares	Actual	$1,000.00	$1,067.90	$1.38	0.27%
		Hypothetical[2]	$1,000.00	$1,023.46	$1.35	0.27%

Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,084.10	$3.67	0.71%
		Hypothetical[2]	$1,000.00	$1,021.27	$3.56	0.71%
	HC Advisors Shares	Actual	$1,000.00	$1,084.20	$3.72	0.72%
		Hypothetical[2]	$1,000.00	$1,021.22	$3.61	0.72%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

			Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period[1]	Annualized Expense Ratio

Institutional Small Cap-Mid Cap Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,085.90	$3.36	0.65%
		Hypothetical[2]	$1,000.00	$1,021.57	$3.26	0.65%
	HC Advisors Shares	Actual	$1,000.00	$1,085.90	$3.47	0.67%
		Hypothetical[2]	$1,000.00	$1,021.47	$3.36	0.67%

Real Estate Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,016.50	$3.70	0.74%
		Hypothetical[2]	$1,000.00	$1,021.12	$3.71	0.74%

Commodity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,023.60	$1.61	0.32%
		Hypothetical[2]	$1,000.00	$1,023.21	$1.61	0.32%
	HC Advisors Shares	Actual	$1,000.00	$1,023.60	$1.56	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%

ESG Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$999.10	$1.39	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%
	HC Advisors Shares	Actual	$1,000.00	$998.80	$1.39	0.28%
		Hypothetical[2]	$1,000.00	$1,023.41	$1.40	0.28%

Catholic SRI Growth Portfolio	HC Strategic Shares	Actual	$1,000.00	$998.80	$1.54	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%
	HC Advisors Shares	Actual	$1,000.00	$998.80	$1.54	0.31%
		Hypothetical[2]	$1,000.00	$1,023.26	$1.56	0.31%

International Portfolio	HC Strategic Shares	Actual	$1,000.00	$957.70	$2.14	0.44%
		Hypothetical[2]	$1,000.00	$1,022.61	$2.21	0.44%
	HC Advisors Shares	Actual	$1,000.00	$958.50	$2.14	0.44%
		Hypothetical[2]	$1,000.00	$1,022.61	$2.21	0.44%

Institutional International Portfolio	HC Strategic Shares	Actual	$1,000.00	$964.00	$1.95	0.40%
		Hypothetical[2]	$1,000.00	$1,022.81	$2.01	0.40%
	HC Advisors Shares	Actual	$1,000.00	$964.00	$1.95	0.40%
		Hypothetical[2]	$1,000.00	$1,022.81	$2.01	0.40%

Emerging Markets Portfolio	HC Strategic Shares	Actual	$1,000.00	$909.90	$3.17	0.67%
		Hypothetical[2]	$1,000.00	$1,021.47	$3.36	0.67%
	HC Advisors Shares	Actual	$1,000.00	$909.90	$3.17	0.67%
		Hypothetical[2]	$1,000.00	$1,021.47	$3.36	0.67%

Core Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$979.50	$1.72	0.35%
		Hypothetical[2]	$1,000.00	$1,023.06	$1.76	0.35%
	HC Advisors Shares	Actual	$1,000.00	$979.50	$1.62	0.33%
		Hypothetical[2]	$1,000.00	$1,023.16	$1.66	0.33%

Fixed Opportunity Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,007.70	$2.24	0.45%
		Hypothetical[2]	$1,000.00	$1,022.56	$2.26	0.45%
	HC Advisors Shares	Actual	$1,000.00	$1,007.70	$2.24	0.45%
		Hypothetical[2]	$1,000.00	$1,022.56	$2.26	0.45%

U.S. Government Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$988.50	$0.99	0.20%
		Hypothetical[2]	$1,000.00	$1,023.80	$1.00	0.20%

Inflation Protected Portfolio	HC Strategic Shares	Actual	$1,000.00	$997.40	$0.79	0.16%
		Hypothetical[2]	$1,000.00	$1,024.00	$0.80	0.16%
	HC Advisors Shares	Actual	$1,000.00	$997.40	$0.79	0.16%
		Hypothetical[2]	$1,000.00	$1,024.00	$0.80	0.16%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

			Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Expenses Paid During Period[1]	Annualized Expense Ratio

U.S. Corporate Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$966.00	$1.02	0.21%
		Hypothetical[2]	$1,000.00	$1,023.75	$1.05	0.21%

U.S. Mortgage/Asset Backed Fixed Income Portfolio	HC Strategic Shares	Actual	$1,000.00	$988.80	$1.18	0.24%
		Hypothetical[2]	$1,000.00	$1,023.60	$1.20	0.24%

Short-Term Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,005.70	$1.59	0.32%
		Hypothetical[2]	$1,000.00	$1,023.71	$1.61	0.32%

Intermediate Municipal Portfolio	HC Strategic Shares	Actual	$1,000.00	$1,001.20	$1.44	0.29%
		Hypothetical[2]	$1,000.00	$1,023.36	$1.45	0.29%
	HC Advisors Shares	Actual	$1,000.00	$1,001.20	$1.44	0.29%
		Hypothetical[2]	$1,000.00	$1,023.36	$1.45	0.29%

Intermediate Municipal II Portfolio	HC Strategic Shares	Actual	$1,000.00	$997.60	$1.34	0.27%
		Hypothetical[2]	$1,000.00	$1,023.46	$1.35	0.27%
	HC Advisors Shares	Actual	$1,000.00	$997.60	$1.34	0.27%
		Hypothetical[2]	$1,000.00	$1,023.46	$1.35	0.27%

[1]	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 181/365 (to reflect the one half year period).

[2]	Represents the hypothetical 5% annual return before expenses.

4.    ADDITIONAL FEDERAL INCOME TAX INFORMATION

A.    Dividends Received Deduction. For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended June 30, 2018, qualify for the corporate dividend received deduction for the following Portfolio:

Portfolio	Dividends Received Deduction
Value Portfolio	77.65%
Institutional Value Portfolio	43.29%
Growth Portfolio	89.81%
Institutional Growth Portfolio	59.96%
Small Cap–Mid Cap Portfolio	100.00%
Institutional Small Cap–Mid Cap Portfolio	22.38%
Real Estate Portfolio	7.10%
ESG Growth Portfolio	26.88%
Catholic SRI Growth Portfolio	21.03%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the tax year ended December 31, 2017, qualify for the corporate dividend received deduction for the following Portfolio:

Portfolio	Dividends Received Deduction
Commodity Portfolio	28.49%

B.    Qualified Dividends. For the fiscal year ended June 30, 2018, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Portfolio	Dividends Paid
Value Portfolio	83.76%
Institutional Value Portfolio	44.49%
Growth Portfolio	91.11%
Institutional Growth Portfolio	66.46%
Small Cap–Mid Cap Portfolio	100.00%
Institutional Small Cap–Mid Cap Portfolio	24.51%
Real Estate Portfolio	7.09%
ESG Growth Portfolio	94.40%
Catholic SRI Growth Portfolio	73.49%
International Portfolio	79.58%
Institutional International Portfolio	65.95%
Emerging Markets Portfolio	61.73%

For the tax year ended December 31, 2017, under current tax law, the following dividends paid may be subject to a maximum tax rate of 15%.

Portfolio	Dividends Paid
Commodity Portfolio	79.21%

C.    Foreign Tax Pass through Credit. Certain HC Capital Trust Portfolios intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. The pass through of the credit will only affect those persons who are shareholders of the Portfolio on a dividend record date in calendar year 2018. These shareholders will receive more detailed information along with their 2018 Form 1099-DIV. Foreign source income and foreign tax expense per outstanding share on June 30, 2018, are as follows:

Portfolio	Foreign Source Income	Foreign Tax Expense
ESG Growth Portfolio	$0.26	$0.03
International Portfolio	$0.32	$0.03
Institutional International Portfolio	$0.34	$0.03
Emerging Markets Portfolio	$0.56	$0.07

The Portfolios intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

D.    Qualified Interest Income. For the fiscal year ended June 30, 2018, the following dividends paid by the Portfolios were designated as Qualified Interest Income that may be exempt from U.S. withholding tax on accounts of foreign investors.

Portfolio	Qualified Interest Income
Core Fixed Income Portfolio	100.00%
Fixed Opportunity Portfolio	100.00%
U.S. Government Fixed Income Portfolio	100.00%
U.S. Corporate Fixed Income Portfolio	100.00%
U.S. Mortgage/Asset Backed Fixed Income Portfolio	100.00%

E.    Long Term Capital Gains. The Portfolios declared long term distributions of realized gains qualifying for a maximum 15% capital gains tax rate for individuals as follows:

Portfolio	Amount (000)
Value Portfolio	$23,478
Institutional Value Portfolio	30,659
Growth Portfolio	38,856
Institutional Growth Portfolio	32,991
Institutional Small Cap–Mid Cap Portfolio	12,579
Real Estate Portfolio	3,708
Catholic SRI Growth Portfolio	308
U.S. Corporate Fixed Income Portfolio	734
Intermediate Municipal II Portfolio	3

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

F.    Short Term Capital Gains. The Portfolios declared short term distributions of realized gains as follows:

Portfolio	Amount (000)
Value Portfolio	$6,368
Institutional Value Portfolio	23,815
Growth Portfolio	2,417
Institutional Growth Portfolio	9,670
Institutional Small Cap–Mid Cap Portfolio	952
Real Estate Portfolio	11
Catholic SRI Growth Portfolio	411
Institutional International Portfolio	3,595
U.S. Corporate Fixed Income Portfolio	122

G.    Tax Exempt Distributions. The Portfolios declared and paid tax exempt distributions for the fiscal year ended June 30, 2018, as follows:

Portfolio	Amount (000)
Short-Term Municipal Portfolio	$303
Intermediate Municipal Portfolio	7,477
Intermediate Municipal II Portfolio	1,611

5.    ACCESS TO QUARTERLY HOLDINGS

A complete schedule of each Portfolio’s portfolio holdings for the first and third fiscal quarter of each fiscal year is filed with the SEC on Form N-Q and is available on the SEC’s website at http://www.sec.gov. In addition, the schedules may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6.    ADDITIONAL PORTFOLIO HOLDINGS INFORMATION

The following tables reflect the percentage of the total investments of each Portfolio attributable to the indicated industry sector, type of security or geographic region, as appropriate for the indicated Portfolio.

Value Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.9%
Consumer Staples	9.2%
Energy	10.4%
Financials	26.8%
Health Care	12.1%
Industrials	9.1%
Information Technology	9.0%
Materials	3.5%
Real Estate	5.2%
Telecommunication Services	1.7%
Utilities	4.1%
Other	0.0%

Total	100.0%

Institutional Value Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.0%
Consumer Staples	8.9%
Energy	9.0%
Financials	31.6%
Health Care	11.3%
Industrials	8.5%
Information Technology	8.7%
Materials	3.5%
Real Estate	3.9%
Telecommunication Services	2.8%
Utilities	3.8%
Other	0.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	17.7%
Consumer Staples	6.0%
Energy	2.8%
Financials	5.5%
Health Care	13.0%
Industrials	9.0%
Information Technology	40.6%
Materials	2.4%
Real Estate	1.2%
Telecommunication Services	0.5%
Utilities	0.0%
Other	1.3%

Total	100.0%

Institutional Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	15.8%
Consumer Staples	7.9%
Energy	2.3%
Financials	9.8%
Health Care	13.6%
Industrials	9.7%
Information Technology	37.8%
Materials	1.6%
Real Estate	0.9%
Telecommunication Services	0.0%
Other	0.6%

Total	100.0%

Small Cap–Mid Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	9.9%
Consumer Staples	1.2%
Energy	4.0%
Financials	21.5%
Health Care	13.7%
Industrials	14.3%
Information Technology	22.2%
Materials	5.8%
Real Estate	2.1%
Telecommunication Services	1.0%
Utilities	0.7%
Other	3.6%

Total	100.0%

Institutional Small Cap–Mid Cap Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	11.1%
Consumer Staples	1.4%
Energy	4.0%
Financials	17.9%
Health Care	14.7%
Industrials	15.8%
Information Technology	21.2%
Materials	6.4%
Real Estate	2.8%
Telecommunication Services	0.8%
Utilities	1.3%
Other	2.6%

Total	100.0%

Real Estate Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	5.9%
Financials	15.5%
Health Care	0.1%
Real Estate	78.5%
Other	0.0%

Total	100.0%

Commodity Portfolio

Security Allocation	Percentage of Value
Energy	52.6%
Financials	8.1%
Materials	35.1%
Other	4.2%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

ESG Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	11.1%
Consumer Staples	9.0%
Energy	6.3%
Financials	10.8%
Health Care	14.8%
Industrials	13.7%
Information Technology	20.2%
Materials	5.8%
Real Estate	2.3%
Telecommunication Services	3.0%
Utilities	3.0%
Other	0.0%

Total	100.0%

Catholic SRI Growth Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	13.7%
Consumer Staples	9.8%
Energy	7.4%
Financials	11.9%
Health Care	5.0%
Industrials	14.4%
Information Technology	20.9%
Materials	6.8%
Real Estate	2.6%
Telecommunication Services	3.7%
Utilities	3.8%
Other	0.0%

Total	100.0%

International Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.6%
Consumer Staples	4.0%
Energy	8.9%
Financials	22.3%
Health Care	10.2%
Industrials	15.9%
Information Technology	7.7%
Materials	10.3%
Real Estate	2.2%
Telecommunication Services	4.2%
Utilities	3.2%
Other	2.5%

Total	100.0%

Institutional International Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.9%
Consumer Staples	7.3%
Energy	7.1%
Financials	24.9%
Health Care	11.6%
Industrials	13.3%
Information Technology	6.6%
Materials	7.9%
Real Estate	2.6%
Telecommunication Services	4.9%
Utilities	3.2%
Other	1.7%

Total	100.0%

Emerging Markets Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	8.7%
Consumer Staples	7.7%
Energy	5.8%
Financials	27.8%
Health Care	2.2%
Industrials	4.5%
Information Technology	23.3%
Materials	7.7%
Real Estate	2.4%
Telecommunication Services	4.9%
Utilities	3.6%
Other	1.4%

Total	100.0%

Core Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	33.0%
Corporate	32.5%
Agency	23.2%
Yankee Dollar	5.9%
Mutual Fund	3.4%
Mortgage	1.5%
Asset Backed Securities	0.5%
Other	0.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Fixed Opportunity Portfolio

Security Allocation	Percentage of Value
Corporate	49.9%
Mortgage	18.3%
Yankee Dollar	11.6%
Mutual Fund	7.1%
Exchange-Traded Fund	4.9%
Repurchase Agreement	4.8%
U.S. Government Agency Mortgages	3.1%
Other	0.3%

Total	100.0%

U.S. Government Fixed Income Portfolio

Security Allocation	Percentage of Value
Treasury	95.3%
Agency	4.0%
Mutual Fund	0.2%
Yankee Dollar	0.1%
Other	0.4%

Total	100.0%

Inflation Protected Portfolio

Security Allocation	Percentage of Value
Treasury	95.0%
Mutual Fund	5.0%

Total	100.0%

U.S. Corporate Fixed Income Portfolio

Security Allocation	Percentage of Value
Consumer Discretionary	3.6%
Consumer Staples	8.2%
Energy	11.4%
Financials	36.7%
Health Care	7.4%
Industrials	6.3%
Information Technology	6.0%
Materials	5.3%
Real Estate	1.1%
Telecommunication Services	8.1%
Utilities	5.9%
Other	0.0%

Total	100.0%

U.S. Mortgage/Asset Backed Fixed Income Portfolio

Security Allocation	Percentage of Value
Agency	76.3%
Mutual Fund	16.9%
Mortgage	5.0%
Asset Backed Securities	1.6%
Yankee Dollar	0.2%

Total	100.0%

Short-Term Municipal Portfolio

Security Allocation	Percentage of Value
General Obligation	44.1%
Health Care	0.5%
Higher Education	1.3%
Medical	0.5%
Power	1.3%
Revenue Bonds	50.5%
School District	0.6%
Water	1.2%
Other	0.0%

Total	100.0%

Intermediate Municipal Portfolio

Security Allocation	Percentage of Value
Airport	6.4%
Bond Bank	0.7%
Education	4.3%
Facilities	5.2%
Financials	0.9%
General	14.0%
General Obligation	13.7%
Higher Education	2.5%
Industrials	0.0%
Medical	6.1%
Nursing Homes	0.4%
Power	3.9%
Revenue Bonds	14.8%
School District	3.3%
Student Loan	2.4%
Tobacco Settlement	2.9%
Transportation	8.4%
Utilities	3.1%
Water	7.0%
Other	0.0%

Total	100.0%

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Intermediate Municipal II Portfolio

Security Allocation	Percentage of Value
Education	2.9%
Facilities	0.2%
Financials	0.9%
General	6.1%
General Obligation	35.7%
Higher Education	3.2%
Medical	3.6%
Power	7.1%
Revenue Bonds	14.0%
School District	3.7%
Transportation	5.4%
Utilities	3.1%
Water	14.1%
Other	0.0%

Total	100.0%

7.    BOARD APPROVAL OF INVESTMENT ADVISORY CONTRACTS

The Trust’s investment adviser is HC Capital Solutions (the “Adviser”), an operating division of Hirtle Callaghan & Co. LLC (“Hirtle Callaghan”). The Adviser provides overall investment management services with respect to HC Capital Trust (the “Trust”) and each separate series of the Trust (each a “Portfolio”) pursuant to the terms of two separate agreements with the Trust (the “HC Contracts”). The Adviser is authorized under the HC Contracts to purchase and sell portfolio securities for the Portfolios. Day-to-day portfolio management services are generally provided to the respective Portfolios by one or more independent investment advisory organizations (each a “Specialist Manager”) pursuant to the terms of separate investment advisory agreements (each a “Portfolio Management Agreement”). During the fiscal year ended June 30, 2018, the Trust offered twenty-two Portfolios, eighteen of which were managed by two or more Specialist Managers.1 Each Specialist Manager is responsible for providing day-to-day portfolio management services for that portion of a Portfolio’s assets allocated to it by, and under the supervision of, the Adviser.

During the six-month period covered by this report, the Trust’s Board of Trustees (the “Board”):

•	Approved the continuation of the HC Contracts;

•	Approved the continuation of certain Portfolio Management Agreements, as set forth below;

•	Approved New Portfolio Management Agreements with Parametric Portfolio Associates (“Parametric”) relating to six Portfolios;

•	Approved New Portfolio Management Agreements with City of London Investment Management Company (“CLIM”) relating to two Portfolios;

•	Approved Amendments to Portfolio Management Agreements with BNY Mellon Asset Management North America Corporation (“BNY AMNA”) relating to two Portfolios; and

•	Approved Amendments to Portfolio Management Agreements with CLIM relating to two Portfolios.

In considering the information and materials described herein, the Trust’s Independent Trustees were represented by, and met separately with, their independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. In view of the broad scope and variety of factors and information, the Board did not always find it practicable to, and did not in all cases, assign relative weights to the specific factors considered in reaching its conclusions to approve the HC Contracts and the various Portfolio Management Agreements. Rather, the conclusions were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken in their entirety.

[1]	See Note 3.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Approval of the HC Contracts.    During the six-month period covered by this report, the Trust’s Board approved the continuation of both of the HC Contracts. In approving the HC Contracts, the Board gave substantial weight to the fact that the Trust and the Portfolios are designed to serve as asset allocation vehicles for, and are available exclusively to, clients of Hirtle Callaghan. Other factors considered by the Board in connection with its determination to approve the HC Contracts are summarized below.

With respect to the nature, extent and quality of the services provided by the Adviser to the Trust, the Board concluded that it was satisfied with the services. The Board determined that the Adviser’s services, including its role in the selection and oversight of the Specialist Managers, the allocation of assets among the Specialist Managers in multi-manager Portfolios, the process for identifying instances where there may be a need to replace a Specialist Manager and the process with regard to the efficient and economical implementation of such changes were consistent with the expectations of the Trust’s shareholders. In reaching this determination, the Board considered the services of the Trust’s executive officers, each of whom is an employee of Hirtle Callaghan, their oversight of the activities of the Trust’s administrator and other service providers, and the oversight of the Specialist Managers provided by the Adviser. The Board also considered the Adviser’s efforts to control the costs of the Trust, including obtaining advisory fee concessions from various Specialist Managers.

With respect to the performance achieved by the Trust’s Portfolios, the Board viewed the overall performance of the respective Portfolios in the context of their use as vehicles through which the Adviser seeks to access specific asset classes on behalf of Hirtle Callaghan clients. The Board was informed with respect to publicly available information about the performance of peer funds but based its conclusions primarily on the specific facts and circumstances of the Trust. The Board concluded that the performance results achieved by each Portfolio reflect appropriate manager selection by the Adviser and that the continuation of the relationship with the Adviser and approval of the HC Contracts were in the best interests of the Trust’s shareholders and consistent with shareholder expectations.

With respect to the fees paid to the Adviser under the HC Contracts, the Board considered the fact that Hirtle Callaghan’s standard client agreement provides for a fee reduction to the extent that a client’s assets are invested in a Portfolio that is equal to the 0.05% fee payable to the Adviser by each Portfolio under the HC Contract, effectively reducing the Adviser’s income from the Trust to 0.00%. Although informed with respect to advisory fees charged by peer funds, the Board did not consider such information to be a material factor in reaching its conclusion regarding the reasonableness of the fees paid to the Adviser by the Portfolios under the HC Contracts although the Board did consider comparisons of overall expenses to those of peer funds. In light of the unique fee reduction feature embedded in Hirtle Callaghan’s standard client agreements, the Board did not consider the financial position of the Adviser or specific information with respect to the costs and expenses incurred by the Adviser in providing services to the Trust other than to confirm the Adviser’s continued financial viability. Given the structure of the Advisor’s fee schedule, the Board determined that there was little, if any, opportunity for a Portfolio to achieve economies of scale with respect to the level of the Adviser’s fee. Based on the foregoing and other information relating to the structure and level of the Adviser’s fee provided to the Board, the Board concluded that the rate at which the Adviser is paid by the Trust for the services it provides to each Portfolio is reasonable.

Continuation of Certain Portfolio Management Agreements.    The Portfolio Management Agreements approved for continuance during the period (collectively, the “Continuing Agreements”) are identified below, together with the Specialist Managers subject to review during the period.

Specialist Manager	Portfolios
Agincourt Capital Management, LLC	The Catholic SRI Growth Portfolio The Core Fixed Income Portfolio The ESG Growth Portfolio The U.S. Corporate Fixed Income Securities Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Specialist Manager	Portfolios

BNY Mellon Asset Management North America Corp.

The Value Equity Portfolio

The Institutional Value Equity Portfolio

The Growth Equity Portfolio

The Institutional Growth Equity Portfolio

The Small Capitalization-Mid Capitalization Equity Portfolio

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio

The Commodity Returns Strategy Portfolio

The ESG Growth Portfolio

The Catholic SRI Growth Portfolio

The Real Estate Securities Portfolio

The International Equity Portfolio

The Institutional International Equity Portfolio

The Emerging Markets Portfolio (two agreements related to two different strategies)

The Core Fixed Income Portfolio

The Fixed Income Opportunity Portfolio

The U.S. Government Fixed Income Securities Portfolio

The Inflation Protected Securities Portfolio

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio

The U.S. Corporate Fixed Income Securities Portfolio

The Intermediate Term Municipal Bond Portfolio

Breckinridge Capital Advisors, Inc.	The Short-Term Municipal Bond Portfolio The Intermediate Term Municipal Bond Portfolio II

City of London Investment Management Company, Limited	The International Equity Portfolio The Institutional International Equity Portfolio The Emerging Markets Portfolio The Fixed Income Opportunity Portfolio

Fort Washington Investment Advisors, Inc.	The Fixed Income Opportunity Portfolio

Western Asset Management Company, Ltd.	The Fixed Income Opportunity Portfolio

Jennison Associates LLC	The Growth Equity Portfolio The Institutional Growth Equity Portfolio

Pacific Investment Management Co., LLC	The Institutional Value Equity Portfolio The Institutional Growth Equity Portfolio The Commodity Returns Strategy Portfolio

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Specialist Manager	Portfolios

Parametric Portfolio Associates, LLC

The Value Equity Portfolio (three agreements related to three different strategies)

The Institutional Value Equity Portfolio (three agreements related to three different strategies)

The Growth Equity Portfolio (three agreements related to three different strategies)

The Institutional Growth Equity Portfolio (three agreements related to three different strategies)

The Small Capitalization-Mid Capitalization Equity Portfolio (two agreements related to two different strategies)

The Institutional Small Capitalization-Mid Capitalization Equity Portfolio (two agreements related to two different strategies)

The Commodity Returns Strategy Portfolio (two agreements related to two different strategies)

The ESG Growth Portfolio (two agreements related to two different strategies)

The Catholic SRI Growth Portfolio (two agreements related to two different strategies)

The Real Estate Securities Portfolio (two agreements related to two different strategies)

The International Equity Portfolio (two agreements related to two different strategies)

The Institutional International Equity Portfolio (two agreements related to two different strategies)

The Emerging Markets Portfolio (two agreements related to two different strategies)

The Fixed Income Opportunity Portfolio (two agreements related to two different strategies)

Vaughan Nelson Investment Management, L.P.	The Commodity Returns Strategy Portfolio

In its deliberations with respect to each of the Continuing Agreements, the Board recognized that, under each such agreement, the named Specialist Manager is responsible for day-to-day investment decisions only with respect to its allocated portion of the respective Portfolio’s assets. The Board further recognized that the Specialist Managers do not participate in the administration of any of the Portfolios or in the distribution of shares of any of the Portfolios and thus receive limited, if any, benefit from their association with the Trust other than the fee paid to them by the respective Portfolios for investment management services.

In approving the Continuing Agreements, the Board concluded that continuation of each of the Continuing Agreements was in the best interests of each respective Portfolio and consistent with the expectations of shareholders of the Portfolios. While the Board did not identify any particular factor as controlling, the Board gave substantial weight to the fact that the Trust is designed primarily to serve as a vehicle through which the Adviser implements asset allocation strategies on behalf of Hirtle Callaghan’s clients; and that shares of the respective Portfolios are generally available only to such clients. With respect to the nature, extent and quality of the services provided by each of the Specialist Managers, the Board was informed with respect to the specific investment process employed by each of the Specialist Managers in managing the assets of the respective Portfolios allocated to them and the qualifications of each Specialist Manager’s investment management personnel. The Board was also informed with respect to each Specialist Manager’s infrastructure and whether it appears to adequately support the strategies being implemented for the various Portfolios. The Board concluded that the nature, extent and quality of the portfolio management services provided by each of the Specialist Managers were satisfactory in light of the specific strategies employed on behalf of the respective Portfolios and, thus, supported a decision to approve the continuation of each of the Continuing Agreements.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

The Board also considered representations made by the Adviser that the performance achieved by the relevant Specialist Managers was consistent with the Adviser’s expectations in the context of the overall objectives, and multi-manager strategy, of each of the respective Portfolios. During the course of its deliberations, the Board was informed with respect to publicly available information assembled by a third-party service provider about the performance of peer funds managed by other investment advisory organizations. The Board did not specifically rely on such information but based its conclusions on the facts and circumstances related to each Portfolio.

In concluding that continuation of the Continuing Agreements was appropriate, the Board did not rely upon any single factor but gave considerable weight to the Adviser’s recommendations and its assessment of each Specialist Manager’s overall compliance profile and the success and future ability of each Specialist Manager in capturing the respective Portfolios’ desired asset classes. Based on the foregoing, the Board concluded that the performance of the Specialist Managers was satisfactory and that continuation of such contracts was in the best interest of shareholders of the respective Portfolios.

The Board also concluded that the rate at which each of the Specialist Managers is compensated under the Continuing Agreements is reasonable. In reaching this conclusion, the Board had before it information about the impact of break-points, financial information about the Specialist Managers relating to factors such as profitability, comparable fees charged to other institutional clients and/or to peer funds for similar services and costs incurred by the Specialist Managers in providing services to the respective Portfolios. In considering this information, the Board gave substantial weight to information demonstrating that the rate at which these Specialist Managers are compensated was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser, including in several cases, negotiated fee waivers/reductions and scheduled breakpoints designed to recognize economies of scale where appropriate.

Approval of New Portfolio Management Agreements with Parametric.    During the period, the Board approved new Portfolio Management Agreements (the “Parametric Agreements”) between the Trust and Parametric relating to each of the Value Equity, Growth Equity; Small Capitalization – Mid Capitalization Equity; International Equity; Emerging Markets and Commodity Returns Strategy Portfolios (collectively, the “Affected Portfolios”).

In approving the Parametric Agreements, the Board was informed that Parametric had more than twenty-five years of experience managing tax overlay strategies that defer realization of capital gains and harvest losses while maintaining market exposure. The Adviser recommended to the Board that each of the Affected Portfolios would benefit from access to this “tax-managed custom core” strategy in order to minimize the tax impact of their capital gains on shareholders.

With respect to the nature, extent and quality of the services expected to be provided to the Affected Portfolios, the Board gave considerable weight to the Adviser’s recommendation as well as the Board’s familiarity with the services provided by Parametric, which had managed several different strategies for multiple Trust Portfolios for several years. The Board also considered the fact that Parametric would not participate in the administration or distribution of shares of the Affected Portfolios and that, other than advisory fees payable under the terms of the Parametric Agreements, it was not expected that Parametric would benefit materially from its association with the Trust. The Board further considered the qualifications of the investment management personnel included on the Parametric team. The Board concluded that it was satisfied with the nature, extent and quality of the services expected to be provided by Parametric in light of the strategy it was being engaged to employ under the Parametric Agreements and that access to such services was likely to benefit the Affected Portfolios.

In concluding that approval of the Parametric Agreements was in the best interests of shareholders of the Affected Portfolios, the Board considered information with respect to the past performance of Parametric’s similar strategies as well as the past performance achieved by Parametric for various Trust Portfolios using different strategies, but the Board did not base its determination on such past results.

With respect to the fee schedules pursuant to which Parametric would be compensated for its services, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Affected Portfolios by each of the other Specialist Managers then serving them, Parametric’s financial position and projected profitability as well as data regarding advisory fees paid by other funds with similar investment policies. The Board did not specifically rely upon such information, but gave substantial weight to the facts that: the rate at which Parametric was to be compensated was lower than the fee paid to some of the other Specialist Managers serving each of the Affected Portfolios, but might be higher than others depending on how the assets of each

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Affected Portfolio were to be allocated among the respective Specialist Managers; the rate was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser; and the Adviser believed the agreed upon rate to be reasonable. The Board concluded that the proposed rate was reasonable. In reaching its conclusion, the Board recognized that the impact of the rate to be paid to Parametric on overall advisory fees would depend on the allocation of assets within the Affected Portfolios.

Approval of New Portfolio Management Agreements with CLIM.    During the period, the Board approved new Portfolio Management Agreements (the “CLIM Agreements”) between the Trust and CLIM relating to each of the Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios (collectively, the “Affected Portfolios”). In approving the CLIM Agreements, the Board was informed with respect to the Adviser’s belief that implementation of the CLIM’s closed-end fund investment strategies in the Affected Portfolios could allow the Affected Portfolios to benefit from the then-existing volatility in the discounts at which municipal bond closed-end funds may trade. Accordingly, the Adviser recommended to the Board that each of the Affected Portfolios would benefit from immediate access to CLIM’s strategies.

With respect to the nature, extent and quality of the services expected to be provided to the Affected Portfolios, the Board gave considerable weight to the Adviser’s recommendation as well as the Board’s familiarity with the services provided by CLIM, which had managed similar closed-end fund strategies for multiple Trust Portfolios for several years. The Board also considered the fact that CLIM would not participate in the administration or distribution of shares of the Affected Portfolios and that, other than advisory fees payable under the terms of the CLIM Agreements, it was not expected that CLIM would benefit materially from its association with the Trust. The Board further considered the qualifications of the investment management personnel included on the CLIM team. The Board concluded that it was satisfied with the nature, extent and quality of the services expected to be provided by CLIM in light of the strategy it was being engaged to employ under the CLIM Agreements and that access to such services was likely to benefit the Affected Portfolios.

In concluding that approval of the CLIM Agreements was in the best interests of shareholders of the Affected Portfolios, the Board considered information with respect to the past performance of CLIM’s similar strategies as well as the past performance achieved by CLIM for other Trust Portfolios using similar strategies, but the Board did not base its determination on such past results.

With respect to the fee schedules pursuant to which Parametric would be compensated for its services, the Board was informed with respect to, among other relevant factors, comparative fee information, including information regarding both peer group fees and fees charged to the Affected Portfolios by each of the other Specialist Managers then serving them, CLIM’s financial position and projected profitability, data regarding advisory fees paid by other funds with similar investment policies as well as the fact that CLIM had agreed to accept an initial fee that was substantially lower than its standard fee for the strategy in order to be able to begin managing assets of the Affected Portfolios immediately, under the Trust’s “manager of managers” exemptive order2 while the Trust sought shareholder approval for CLIM’s higher standard fee (see discussion of amendments to the CLIM Agreements, below). The Board did not specifically rely upon such information, but gave substantial weight to the facts that: the fee rate was determined as a result of arms-length negotiations conducted by the officers of the Trust and the Adviser; and the Adviser believed the agreed upon rate to be reasonable. The Board concluded that the proposed rate was reasonable. In reaching its conclusion, the Board recognized that the impact of the rate to be paid to CLIM on overall advisory fees would depend on the allocation of assets within the Affected Portfolios.

Approval of Amendments to Portfolio Management Agreements with BNY AMNA.    During the period, the Board also approved amendments (the “BNY AMNA Amendments”) to the Portfolio Management Agreements (the “BNY AMNA Agreements”) with BNY AMNA related to each of the ESG Growth and Catholic SRI Growth Portfolios. The Board was informed with respect to the fact that under the BNY AMNA Agreements, as previously amended, BNY AMNA had been contracted to manage assets in four different specific asset classes and that the BNY AMNA Agreements set forth four different, asset class specific, fee rates at which BNY AMNA was to be compensated, with each of those rates set to increase unless a specified amount of assets was allocated to BNY AMNA to manage in each respective asset class.

At its meeting in June, 2018, the Board approved amendments to each of the BNY AMNA Agreements that set forth one flat fee rate to be applied to all assets managed by BNY AMNA for each of the ESG Growth and Catholic SRI Growth

[2]	See Note 3.

HC CAPITAL TRUST

Additional Information (continued) — June 30, 2018 (Unaudited)

Portfolios, regardless of asset class. This single fee rate was lower than the highest of the previous multiple fee rates, but higher than the lowest of such rates.

In approving the BNY AMNA Amendments, the Board reviewed information with respect to the nature, extent and quality of the services provided by BNY AMNA and the role of the organization in the context of the Portfolios, as well as BNY AMNA’s representations and the view of the Adviser to the effect that rationalization of the advisory fee rate would not change or impair the nature, extent or quality of services provided to the Portfolios. Based on all of the information presented, the Board concluded that implementation of the BNY AMNA Amendments was in the interests of shareholders of the Portfolios.

Approval of Amendments to Portfolio Management Agreements with CLIM. During the period, the Board also approved amendments (the “CLIM Amendments”) to the Portfolio Management Agreements (the “CLIM Agreements”) with CLIM related to each of Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios (the “Affected Portfolios”) discussed above. The Board was informed with respect to the fact that under the CLIM Agreements, CLIM had agreed to manage assets in each of the Affected Portfolios for an initial period of time at a fee rate substantially lower than its standard fee for the services being provided in order to be able to begin managing assets for each of the Affected Portfolios immediately under the Trust’s “manager of managers” exemptive order3 and with the understanding that the Trust would seek shareholder approval of the higher standard fee as soon as reasonably practicable.

At its meeting in June, 2018, the Board approved the CLIM Amendments, which provide for CLIM’s standard fee rate for its strategy and authorized a special meeting of the shareholders of each of the Affected Portfolios to seek shareholder approval of the CLIM Amendments.

In approving the CLIM Amendments, the Board reviewed information with respect to the anticipated nature, extent and quality of the services provided by CLIM and the projected role of the organization in the context of the Affected Portfolios, as well as CLIM’s representations and the view of the Adviser to the effect that CLIM would not be able to continue to provide its services to the Affected Portfolios at the initial fee rate. Based on all of the information presented, the Board concluded that implementation of the CLIM Amendments was in the interests of shareholders of the Portfolios.

OFFICERS.    The table below sets forth certain information about each of the Trust’s executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN
Jonathan J. Hirtle Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1952	President	Indefinite; President since 2/01/17	Mr. Hirtle is currently the Executive Chairman of the Adviser. He has been with the Adviser for more than the past five years.	22

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/12	Ms. Bergman is currently a Vice President of the Adviser. She has been with the Adviser for more than 5 years.	22
Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/13	Mr. Talarico is President and CEO of Alaric Compliance Services, LLC and has been since the company’s inception in 2004.	22

Curtis Barnes Citi Fund Services 4400 Easton Commons, Suite 200 Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	22

[3]	See Note 3.

HC CAPITAL TRUST

Additional Information (concluded) — June 30, 2018 (Unaudited)

INDEPENDENT TRUSTEES.    The table below sets forth certain information about each of the Trust’s Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	22	None

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	22	Resource Apartment REIT III, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1945	Trustee and Chairman	Indefinite; Trustee since 7/15/99; Chairman since 3/21/17	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	22	Franklin Square Energy and Power Fund

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	22	Oncor Electric Delivery Company LLC

INTERESTED TRUSTEE.    The following table sets forth certain information about each of the Trust’s Interested Trustee.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Laura Anne Corsell** Five Tower Bridge, 300 Barr Harbor Drive, West Conshohocken, PA 19428 Born: 1948	None	Indefinite; Since 3/17/17	Ms. Corsell is retired. During the past five years she was a Partner at each of McCarter & English, LLP (law firm) (2013-2016) and Montgomery, McCracken, Walker & Rhoads, LLP (law firm) (2007-2014).	22	None

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

**	Ms. Corsell is considered to be “interested” due to her historical relationship with the Adviser, including, prior to retiring, serving as counsel to the Trust and the Adviser.

HC CAPITAL TRUST

Trustees

LAURA ANNE CORSELL

JARRETT B. KLING

HARVEY G. MAGARICK

R. RICHARD WILLIAMS

RICHARD W. WORTHAM III

Investment Adviser

HC Capital Solutions

Five Tower Bridge

300 Barr Harbor Drive, 5th Floor

West Conshohocken, PA 19428

Administrator

Citi Fund Services Ohio, Inc.

4400 Easton Commons, Suite 200

Columbus, OH 43219

Distributor

Unified Financial Securities, LLC

A subsidiary of Ultimus Fund Solutions, LLC

9465 Counselors Row, Suite 200

Indianapolis, IN 46240

Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

41 South High Street, Suite 2500

Columbus, OH 43215

Custodian

State Street Bank and Trust Company

State Street Financial Center

1 Lincoln Street

Boston, MA 02111-2900

This report is for the information of the shareholders of HC Capital Trust. Its use in connection with any offering of the Trust’s shares is authorized only in case of a concurrent or prior delivery of the Trust’s current prospectus. The prospectus contains more complete information, including investment objectives, risks, fees and expenses and should be read carefully before investing or sending any money.

8/18

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”). The Code of Ethics is included as an Exhibit. During the period covered by the report, with respect to the Registrant’s Code of Ethics, there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Harvey Magarick, who is “independent” for purposes of this Item 3 of Form N-CSR. Mr. Magarick was appointed to the Board of Trustees effective July 1, 2004 and was determined to be an audit committee financial expert on August 26, 2004.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

2017    $607,336

2018    $631,517

For the fiscal years ended June 30, 2017 and June 30, 2018, the aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audits of the financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year for the Registrant are shown in the table above.

Audit-related fees include the aggregate fees billed in each of the last two fiscal years for assurance and related services provides by PricewaterhouseCoopers LLP reasonably related to the performance of the audit of the Registrant’s financial statements and not reported under Audit fees under Item 4(a).

(b) Audit-Related Fees

2017    $0

2018    $0

(c) Tax Fees

2017    $150,875

2018    $155,430

Tax fees include amounts related to tax compliance, tax advice, and tax planning. Such tax services included the review of income and excise tax returns for the Registrant as shown in the table above for the fiscal years ended June 30, 2017 and June 30, 2018.

(d) All Other Fees

2017    $135,000

2018    $160,000

Other fees include amounts related to international tax services for the Registrant as shown in the table above for the fiscal years ended June 30, 2017 and June 30, 2018.

(e)(1)—Except as permitted by Rule 2-01 (c)(7)(i)(c) of Regulation S-X, the HC Capital Trust Audit Committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the Portfolios. Prior to the commencement of any audit or non-audit services to a Fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2)—The following percentages of the services summarized in (b)-(d) above were approved by the Audit Committee pursuant to Rule 2-01 (c)(i)(c) of Regulation S-X.

2017    47%

2018    51%

(f)—Not applicable.

(g)—For the fiscal years ended June 30, 2017 and June 30, 2018, the aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant and to the Registrant’s investment advisers (the “Advisers”) and any entity controlling, controlled by, or under common control with the Advisers that provided ongoing services to the Registrant were $0 and $0, respectively.

(h)—PricewaterhouseCoopers LLP has informed the Registrant that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PricewaterhouseCoopers LLP, from being considered independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm. PricewaterhouseCoopers LLP has informed the Registrant that PricewaterhouseCoopers LLP has relationships with lenders who hold or own more than ten percent of the shares of certain Portfolios of the Registrant. These relationships call into question PricewaterhouseCoopers LLP’s independence under the Loan Rule with respect to those Portfolios, as well as all other funds in the complex. The Securities and Exchange Commission has granted no-action relief to another fund complex in circumstances that appear to be substantially similar to the Registrant’s (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016)). In addition, PricewaterhouseCoopers LLP has advised the Registrant’s Audit Committee that PricewaterhouseCoopers LLP believes that under the facts and circumstances surrounding PricewaterhouseCoopers LLP’s lending relationships, its ability to exercise objective and impartial judgment in connection with its audit engagement with the Registrant has not been impaired and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. If in the future, however, the independence of PricewaterhouseCoopers LLP is called into question under the Loan Rule by circumstances that are not addressed in the Securities and Exchange Commission’s no-action letter, the Registrant will need to take other action in order for the Registrant’s filings with the Securities and Exchange Commission containing financial statements to be deemed compliant with applicable securities laws. Finally, the Securities and Exchange Commission has indicated that its no-action relief will expire 18 months from its issuance, after which PricewaterhouseCoopers LLP and the Registrant will no longer be able rely on the letter unless its term is extended or made permanent by the Securities and Exchange Commission Staff.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (“the Act”) (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HC Capital Trust

By (Signature and Title)	/s/ Jonathan J. Hirtle

Jonathan J. Hirtle, Principal Executive Officer

Date: August 31, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Colette L. Bergman
Colette L. Bergman, Principal Financial Officer

Date: August 31, 2018

By (Signature and Title)	/s/ Jonathan J. Hirtle
Jonathan J. Hirtle, Principal Executive Officer

Date: August 31, 2018